Exhibit 4.4
PLEDGE AND SECURITY AGREEMENT
     THIS PLEDGE AND SECURITY AGREEMENT (as it may be amended or modified from time to time, the “Security Agreement”) is entered into as of April 7, 2011 by and among Liz Claiborne, Inc., a Delaware corporation (the “Company”), and the other Persons listed on the signature pages hereof (together with any Persons that join pursuant to Section 8.16) (each, including the Company, a “Grantor”, and collectively, the “Grantors”), and U.S. Bank National Association, a national banking association, in its capacity as collateral agent (the “Collateral Agent”), on behalf of the holders of the Notes (as defined below) and any Permitted Additional Pari Passu Obligations, pursuant to the Indenture (as defined below) and any applicable Permitted Additional Pari Passu Debt Documents.
PRELIMINARY STATEMENT
     The Company has issued to the Holders (as defined in the Indenture) the 10.50% Senior Secured Notes due 2019 (together with any Exchange Notes and Additional Notes, the “Notes”) pursuant to the Indenture, dated as of April 7, 2011 among the Company, the Guarantors and U.S. Bank National Association, a national banking association, as Trustee and Collateral Agent (as it may be amended, supplemented, extended, renewed, replaced, refunded, refinanced or modified from time to time, the “Indenture”). The Guarantors have guaranteed the obligations of the Company under the Indenture and the Notes. Each Grantor is entering into this Security Agreement in order to induce the Holders to purchase the Notes and to secure the Secured Obligations.
     From time to time after the date hereof, the Company may, subject to the terms and conditions of the Indenture and this Security Agreement, incur Permitted Additional Pari Passu Obligations (including Additional Notes issued under the Indenture), which are pari passu in right of payment to the Notes, that the Company and the other Grantors desire to secure on a pari passu basis with the Notes.
     ACCORDINGLY, in consideration of the premises and to induce the Collateral Agent to enter into the Indenture and induce the Holders to purchase the Notes, the Grantors and the Collateral Agent, on behalf of the Secured Parties (as defined below), hereby agree as follows:
ARTICLE I
DEFINITIONS
     1.1. Terms Defined in Indenture. All capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Indenture and the terms of usage set forth in Section 1.04 of the Indenture shall apply hereunder.
     1.2. Terms Defined in UCC. Terms defined in the UCC which are not otherwise defined in this Security Agreement or the Indenture are used herein as defined in the UCC.
     1.3. Definitions of Certain Terms Used Herein. As used in this Security Agreement, in addition to the terms defined in the preamble and in the Preliminary Statement, the following terms shall have the following meanings:
     “2006 Synthetic Lease” means the Amended and Restated Master Lease Agreement, dated as of November 21, 2006 (as amended, supplemented or otherwise modified from time to time), among Sun-Trust Bank, as Lessor and the Company and Liz Claiborne Accessories, Inc., as Lessees.
     “ABL Agent” initially means JPMorgan Chase Bank, N.A. until such time a successor agent is named.

     “ABL Credit Documents” has the meaning set forth in the Intercreditor Agreement.
     “ABL Lenders” has the meaning set forth in the Intercreditor Agreement.
     “ABL Obligations” has the meanding set forth in the Intercreditor Agreement.
     “ABL Priority Collateral” shall have the meaning set forth in the Intercreditor Agreement.
     “Accounts” has the meaning set forth in Article 9 of the UCC.
     “Account Debtor” means any Person obligated on an Account.
     “Additional Grantor” has the meaning set forth in Section 8.16.
     “After-Acquired Real Estate Collateral” has the meaning set forth in Section 4.14.
     “Amendment” has the meaning set forth in Section 4.8.
     “Article” means a numbered article of this Security Agreement, unless another document is specifically referenced.
     “Authorized Representative” shall mean (i) the Collateral Agent for so long as the Notes Obligations are Secured Obligations hereunder and (ii) any other trustee, agent or representative designated as an “Authorized Representative” for any Permitted Additional Secured Parties in a Permitted Additional Secured Party Joinder delivered to the Collateral Agent and the other Authorized Representatives in accordance with Article XI for so long as the Permitted Additional Pari Passu Obligations for which such party is serving in such capacity constitute Secured Obligations hereunder; provided that so long as there are no Permitted Additional Pari Passu Obligations, the Collateral Agent will be deemed to be the only Authorized Representative for the Secured Parties.
     “Chattel Paper” has the meaning set forth in Article 9 of the UCC.
     “Collateral” has the meaning set forth in Article II, provided that any reference to “collateral” in Section 5.6, Article 6 and Article 8, unless the context plainly requires otherwise, also refer to Mortgaged Property.
     “Collateral Report” means any certificate, report or other document delivered by any Grantor to the Collateral Agent or any other Secured Party with respect to the Collateral pursuant to any Secured Document.
     “Commercial Tort Claims” means the commercial tort claims of the Grantor listed on Exhibit I and any amendment or supplement hereto.
     “Control” has the meaning set forth in Article 8 or, if applicable, in Section 9-104, 9-105, 9-106 or 9-107 of Article 9 of the UCC.
     “Copyrights” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all copyrights, rights and interests in copyrights, works protectable by copyright, copyright registrations, and copyright applications; (b) all renewals of any of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due and/or payable under any of the foregoing, including, without limitation, damages or payments for past or future infringements for any of the foregoing; (d) the right to sue for past, present, and future infringements of any of the foregoing; and (e) all rights corresponding to any of the foregoing throughout the world.
     “Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
     “Deposit Accounts” has the meaning set forth in Article 9 of the UCC.
     “Discharge of ABL Obligations” has the meaning set forth in the Intercreditor Agreement.
     “Documents” has the meaning set forth in Article 9 of the UCC.
     “Eligible Tax Refund” means any tax refund, payable to the Company pursuant to or in connection with the Federal income tax return for the Company and its Subsidiaries for its fiscal year 2008 or any amendment thereto (including as a result of the carryback of any losses to any prior fiscal year or realization of any other tax attributes or assets from any prior fiscal year), provided that such “Eligible Tax Refund” constitutes ABL Priority Collateral.
     “Equipment” has the meaning set forth in Article 9 of the UCC.
     “Excluded Contract” has the meaning set forth in the Indenture.
     “Excluded Equipment” has the meaning set forth in the Indenture.
     “Event of Default” means an “Event of Default” as such term is defined in the Indenture or any Permitted Additional Pari Passu Debt Documents.
     “Excluded Payments” has the meaning set forth in Section 4.6(c)(iii).
     “Excluded Real Property” means the real property located at (a) 8741 Jacquemin Drive, West Chester, Ohio 45069 and (b) 1 Powder Hill Road, Lincoln, Rhode Island 02865, in each case to the extent such property is subject to the Synthetic Lease Documentation.
     “Exhibit” refers to a specific exhibit to this Security Agreement, unless another document is specifically referenced.
     “Fixtures” has the meaning set forth in Article 9 of the UCC.
     “Foreign Subsidiary” means any Subsidiary organized under the law of any jurisdiction outside the United States of America and any Subsidiary of such a Subsidiary, whether or not organized under the law of any jurisdiction outside the United States of America.
     “Foreign Subsidiary Voting Stock” means the voting Capital Stock of any Foreign Subsidiary.
     “General Intangibles” has the meaning set forth in Article 9 of the UCC.
     “Goods” has the meaning set forth in Article 9 of the UCC.
     “IDA Property” means the machinery, equipment, furniture, furnishings, trade fixtures and other tangible personal property including, without limitation, mainframe computers (and peripherals), personal computers, telecommunications equipment, business machines, equipment relating to the operation of any of the foregoing, and software, in each case, located at 1441 Broadway, New York, New York and solely to the extent such property is subject to the Equipment Lease Agreement between the New York City Industrial Development Agency and the Company, dated as of October 1, 2003.
     “Infringe” has the meaning set forth in Section 3.10.
     “Instruments” has the meaning set forth in Article 9 of the UCC.
     “Intercreditor Agreement” means that certain Intercreditor Agreement, dated the date hereof, among the Company, the Grantors, the ABL Agent, and U.S. Bank National Association, as Trustee and Collateral Agent.
     “Inventory” has the meaning set forth in Article 9 of the UCC.
     “Investment Property” means the collective reference to (i) all “investment property” as such term is defined in Section 9-102(a)(49) of the UCC (other than any Foreign Subsidiary Voting Stock excluded from the definition of “Pledged Stock”) and (ii) whether or not constituting “investment property” as so defined, all Pledged Notes and all Pledged Stock.
     “Issue Date” means the date of initial issuance of the Notes and the related Note Guarantees.
     “Issuer” means any issuer of any Investment Property.
     “Letter-of-Credit Rights” has the meaning set forth in Article 9 of the UCC.
     “Licenses” means, with respect to any Person, all of such Person’s right, title, and interest in and to (a) any and all exclusive licensing agreements or similar arrangements naming any Grantor as licensee of any Patents, Copyrights, or Trademarks, (b) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future breaches thereof, and (c) all rights to sue for past, present, and future breaches thereof.
     “Mortgage Policy” has the meaning set forth in Section 4.14(iv).
     “Mortgaged Property” has the meaning set forth in Section 3.14.
     “Mortgages” means, collectively, the mortgages, trust deeds, deeds of trust, deeds to secure debt, assignments of leases and rents, and other security documents delivered with respect to Mortgaged Properties, as amended, supplemented, modified, extended, restructured, renewed, restated or replaced in whole or in part from time to time.
     “Note Documents” means the Indenture, the Notes, the Note Guarantees, the Security Documents and each of the other agreements, documents and instruments executed pursuant thereto, and delivered to the Trustee by or on behalf of the Company or any Guarantor, including any intercreditor or joinder agreement among holders of Notes Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed, extended or refinanced from time to time in accordance with the provisions of the Intercreditor Agreement.
     “Notes Obligations” shall mean all Obligations (including, without limitation, principal, premium, interest (including, without limitation, all interest and fees that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency, reorganization or similar proceeding of any Grantor at the rate provided for in the respective documentation, whether or not such claim for post-petition interest or fees is allowed in any such proceeding)) owing to the Collateral Agent, the Trustee and the Notes Secured Parties, in each case, under the Notes, the Note Guarantees, the Indenture, the Security Documents and the other Notes Documents and the due performance and compliance by the Grantors with all of the Obligations arising under the Notes, the Note Guarantees, the Indenture, in Security Documents and the other Notes Documents.
     “Notes Priority Collateral” has the meaning set forth in the Intercreditor Agreement.
     “Notes Secured Parties” shall mean the Collateral Agent, the Trustee and Holders of the Notes..
     “Patents” means, with respect to any Person, all of such Person’s right, title, and interest in and to: (a) any and all patents and patent applications; (b) all inventions and improvements described and claimed therein; (c) all reissues, divisions, continuations, renewals, extensions, and continuations-in-part thereof; (d) all income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect thereto, including, without limitation, damages and payments for past and future infringements thereof; (e) all rights to sue for past, present, and future infringements thereof; and (f) all rights corresponding to any of the foregoing throughout the world.
     “Permitted Additional Pari Passu Debt Documents” means any document or instrument (including, without limitation, any indenture, credit agreement or facility, loan agreement or facility, note, bond, debenture, guarantee, indemnity agreement or other evidence of indebtedness) that governs any Permitted Additional Pari Passu Obligations.
     “Permitted Additional Secured Parties” shall mean the holders from time to time of Permitted Additional Pari Passu Obligations and the Authorized Representative for any such Permitted Additional Pari Passu Obligations.
     “Permitted Additional Secured Party Joinder” shall mean a completed permitted additional secured party joinder in the form of Annex II hereto.
     “Pledged Collateral” means all Instruments, Securities and other Investment Property and Capital Stock held by such Grantor, whether or not physically delivered to the Collateral Agent pursuant to this Security Agreement.
     “Pledged Notes” means all promissory notes listed on Exhibit C and all other promissory notes issued to or held by any Grantor (other than promissory notes issued in connection with extensions of trade credit by any Grantor in the ordinary course of business).
     “Pledged Stock” means the Capital Stock listed on Exhibit C, together with any other shares, stock certificates, options, interests or rights of any nature whatsoever in respect of the Capital Stock of any Person that may be issued or granted to, or held by, any Grantor while this Security Agreement is in effect; provided that in no event shall more than 65% of the total outstanding Foreign Subsidiary Voting Stock of any Foreign Subsidiary be deemed to be “Pledged Stock” and thereby be required to be pledged hereunder.
     “Receivables” means the Accounts, Chattel Paper, Documents, Investment Property, Instruments and any other rights or claims to receive money which are General Intangibles or which are otherwise included as Collateral.
     “Section” means a numbered section of this Security Agreement, unless another document is specifically referenced.
     “Secured Documents” means the Note Documents and Permitted Additional Pari Passu Debt Documents.
     “Secured Obligations” means (i) the Notes Obligations and (ii) Permitted Additional Pari Passu Obligations.
     “Secured Parties” shall mean, collectively, the Collateral Agent, the Notes Secured Parties and any Permitted Additional Secured Parties.
     “Security” has the meaning set forth in Article 8 of the UCC.
     “Security Documents” has the meaning set forth in the Indenture.
     “SERP Assets” means those assets subject to the Trust Agreement for the Liz Claiborne, Inc. Supplemental Executive Retirement Plan, dated as of January 1, 2002.
     “Stock Rights” means all dividends, instruments or other distributions and any other right or property which the Grantors shall receive or shall become entitled to receive for any reason whatsoever with respect to, in substitution for or in exchange for any Equity Interest constituting Collateral, any right to receive an Equity Interest and any right to receive earnings, in which the Grantors now have or hereafter acquire any right, issued by an issuer of such Equity Interest.
     “Supporting Obligations” has the meaning set forth in Article 9 of the UCC.
     “Synthetic Lease Documentation” means the 2006 Synthetic Lease and all other “Operative Documents” (as such term is defined in Appendix A to the 2006 Synthetic Lease), in each case as amended, restated, modified, renewed, extended, supplemented, restructured, refunded, replaced in any manner (whether upon or after termination or otherwise) or refinanced in whole or in part from time to time, in one or more instances, whether any such amendment, restatement, modification, renewal, extension, supplement, restructuring, refunding, replacement or refinancing occurs simultaneously or not with the termination or repayment of prior Synthetic Lease Documentation.
     “Title Company” has the meaning set forth in Section 4.14(ii).
     “Trademarks” means, with respect to any Person, all of such Person’s right, title, and interest in and to the following: (a) all trademarks (including service marks), trade names, corporate names, domain names, logos, trade dress, trade styles and other source or business identifiers, and the registrations and applications for registration thereof, all common law rights related thereto and the goodwill of the business symbolized by the foregoing; (b) all renewals of the foregoing; (c) all income, royalties, damages, and payments now or hereafter due or payable with respect thereto, including, without limitation, damages, claims, and payments for past and future infringements thereof; (d) all rights to sue for past, present, and future infringements of the foregoing, including the right to settle suits involving claims and demands for royalties owing; and (e) all rights corresponding to any of the foregoing throughout the world.
     “UCC” means the Uniform Commercial Code, as in effect from time to time, of the State of New York or of any other state the laws of which are required as a result thereof to be applied in connection with the attachment, perfection or priority of, or remedies with respect to, the Collateral Agent’s or any Secured Party’s Lien on any Collateral.

     1.4. Other Definitional Provisions. The words “hereof,” “herein,” “hereto” and “hereunder” and words of similar import when used in this Security Agreement shall refer to this Security Agreement as a whole and not to any particular provision of this Security Agreement, and Section and Exhibit references are to this Security Agreement unless otherwise specified.
     The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.
     Where the context requires, terms relating to the Collateral or any part thereof, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or the relevant part thereof.
     1.5. Exhibit Updates. The Grantors may update the Exhibits hereto from time to time to reflect changes to the information contained therein by notifying each Authorized Representative in writing and delivering such updated Exhibits to each Authorized Representative within 30 days of any such change.
ARTICLE II
GRANT OF SECURITY INTEREST
     Each Grantor hereby pledges, assigns and grants to the Collateral Agent, and the Collateral Agent hereby accepts and agrees to hold, on behalf of and for the ratable benefit of the Secured Parties, a security interest in all of its right, title and interest in, to and under all personal property and other assets, whether now owned by or owing to, or hereafter acquired by or arising in favor of such Grantor (including under any trade name or derivations thereof), and whether owned or consigned by or to, or leased from or to, such Grantor, and regardless of where located (all of which will be collectively referred to as the “Collateral”), including:
          (i) all Accounts;
          (ii) all Chattel Paper;
          (iii) all Copyrights, Patents and Trademarks;
          (iv) all Licenses;
          (v) all Documents;
          (vi) all Equipment;
          (vii) all Fixtures;
          (viii) all General Intangibles;
          (ix) all Goods;
          (x) all Instruments;
          (xi) all Inventory;
          (xii) all Investment Property;

          (xiii) all cash or cash equivalents;
          (xiv) all letters of credit, Letter-of-Credit Rights and Supporting Obligations;
          (xv) all Deposit Accounts;
          (xvi) all Commercial Tort Claims;
          (xvii) the Eligible Tax Refund;
     (xviii) all other property not otherwise described above (except for any property specifically excluded from any clause in this section above, and any property specifically excluded from any defined term used in any clause of this section above); and
     (xix) all accessions to, substitutions for and replacements, Supporting Obligations, proceeds (including Stock Rights), insurance proceeds and products of the foregoing, together with all books and records, customer lists, credit files, computer files, programs, printouts and other computer materials and records related thereto and any General Intangibles at any time evidencing or relating to any of the foregoing;
to secure the prompt and complete payment and performance of the Secured Obligations; provided, however, that notwithstanding any of the other provisions set forth in this Article II, this Agreement shall not constitute a grant of security interest in (i) any property or assets owned by any Subsidiary of the Company which is not a Grantor; (ii) any assets other than Notes Priority Collateral which do not secure ABL Obligations (including, without limitation, the Excluded Real Property, the IDA Property and the SERP Assets); (iii) Excluded Contracts; (iv) Excluded Equipment; (v) any voting security that is issued by a Foreign Subsidiary (that is a corporation for United States federal income tax purposes) and owned by any Grantor, if and to the extent that the inclusion of such voting security in the Collateral would cause the Collateral pledged by any Grantor to include in the aggregate more than 65% of the total combined voting power of all classes of voting securities of such Foreign Subsidiary; (vi) any Capital Stock and other securities of each Subsidiary of the Company to the extent that and for so long as the pledge of such Capital Stock or other securities to secure the Notes or the Note Guarantees would cause such Subsidiary to be required to file separate financial statements with the SEC pursuant to Rule 3-16 of Regulation S-X under the Securities Act (as in effect from time to time); (vii) any intent-to-use application for a Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the status or validity of such intent-to-use Trademark application; (viii) proceeds and products from any and all of the foregoing assets described in clauses (i) through (viii), unless such proceeds or products would otherwise constitute Collateral, and (ix) any property or asset only to the extent and for so long as the grant of a security interest in such property or asset (including the perfection of such property or asset) (i) is prohibited by, or would constitute a breach or default under or require any consent not obtained under, any applicable law or contract, license or other document evidencing or giving rise to such property (except to the extent such prohibition, breach or default is ineffective under applicable law) or (ii) requires a consent not obtained of any governmental authority pursuant to applicable law.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
     Each Grantor represents and warrants to the Collateral Agent and the Secured Parties that:
     3.1. Title, Perfection and Priority. Such Grantor has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, free and clear of all Liens except for Permitted Liens, and has full power and authority to grant to the Collateral Agent the security interest in such Collateral pursuant hereto. When financing statements have been filed in the appropriate offices against such Grantor in the locations listed on Exhibit D, the Collateral Agent will have a fully perfected first priority Lien (or second priority Lien subject in priority only to the Liens securing the ABL Obligations permitted under the Indenture with respect to the ABL Priority Collateral to the extent provided in the Intercreditor Agreement) in that Collateral of the Grantor in which a security interest may be perfected by filing, subject only to Permitted Liens.
     3.2. Type and Jurisdiction of Organization, Organizational and Identification Numbers. The type of entity of such Grantor, its state of organization, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Exhibit A.
     3.3. Principal Location. Such Grantor’s mailing address and the location of its place of business (if it has only one) or its chief executive office (if it has more than one place of business), are disclosed in Exhibit A.
     3.4. Collateral Locations. Such Grantor’s locations where Collateral is located are listed on Exhibit A, which Exhibit A may be amended, supplemented or restated as set forth in Section 4.1(c). All of said locations are owned by such Grantor except for locations (i) which are leased by the Grantor as lessee and designated in Part VII(b) of Exhibit A and (ii) at which Inventory is held in a public warehouse or is otherwise held by a bailee or on consignment as designated in Part VII(c) of Exhibit A.
     3.5. [Reserved.]
     3.6. Exact Names. Such Grantor’s name in which it has executed this Security Agreement is the exact name as it appears in such Grantor’s organizational documents, as amended, as filed with such Grantor’s jurisdiction of organization. Such Grantor has not, during the past five years, (i) been a party to any merger or consolidation, (ii) except as described on Exhibit E, been a party to any acquisition or (iii) other than as set forth in Part VIII of Exhibit A, been known by or used any other corporate or fictitious name.
     3.7. Letter-of-Credit Rights and Chattel Paper. Exhibit F lists all Letter-of-Credit Rights and Chattel Paper of such Grantor. All action by such Grantor necessary or desirable to protect and perfect the Collateral Agent’s Lien on each item listed on Exhibit F (including the delivery of all originals and the placement of a legend on all Chattel Paper as required hereunder) has been duly taken. The Collateral Agent will have a fully perfected security interest in the Collateral listed on Exhibit F, subject only to Permitted Liens.
     3.8. Accounts and Chattel Paper. None of the Accounts in excess of $100,000 is evidenced by a promissory note or other instrument that has not been delivered to the ABL Agent, Collateral Agent or a bailee on behalf of the ABL Agent or the Collateral Agent.
     3.9. [Reserved].
     3.10. Intellectual Property. Exhibit G lists all U.S. and material foreign registrations and applications included in the Patents, Trademarks and Copyrights owned by any Grantor, and any Licenses to which any Grantor is a party (excluding non-exclusive out-bound Licenses naming any Grantor as licensor). Each Grantor owns or has the right to use all Patents, Trademarks and Copyrights that are material to its business as currently conducted or as proposed to be conducted free of all Liens other than Permitted Liens. On the date hereof, all material Patents, Trademarks and Copyrights owned by any Grantor are subsisting and unexpired and, to the knowledge of the Grantors, valid and subsisting. Except as set forth in Exhibit G, to the Grantors’ knowledge, the Patents, Trademarks and Copyrights owned by any Grantor do not infringe, impair, misappropriate, dilute or otherwise violate (“Infringe”) the intellectual property rights of any other Person, and are not being Infringed by any other Person. No holding, decision or judgment has been rendered by any governmental authority which would limit, cancel or challenge the validity, enforceability, ownership or use of, or such Grantor’s rights in, any Patents, Trademarks or Copyrights owned by any Grantor in any respect, and such Grantor knows of no valid basis for same. Except as set forth on Exhibit G, no action or proceeding is pending, or, to the knowledge of such Grantor, threatened, on the date hereof (i) seeking to limit, cancel or challenge the validity, enforceability, ownership or use of any Patents, Trademarks or Copyrights owned by any Grantor or such Grantor’s interest therein, or (ii) which, if adversely determined, would have a material effect on the value of any Patents, Trademarks or Copyrights owned by any Grantor.
     3.11. Filing Requirements. None of the Collateral owned by such Grantor is of a type for which security interests or liens may be perfected by filing under any federal statute except for Copyrights held by such Grantor and described in Exhibit G. The legal description, county and street address of each property owned by any Grantor on which any Fixtures are located is set forth in Exhibit H together with the name and address of the record owner of each such property.
     3.12. No Financing Statements, Security Agreements. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming such Grantor as debtor has been filed or is of record in any jurisdiction except (a) for financing statements or security agreements naming the ABL Agent on behalf of the ABL Lenders as secured party, (b) for financing statements or security agreements naming the Collateral Agent on behalf of the Secured Parties as the secured party and (c) as permitted by Section 4.1(f).
     3.13. Pledged Collateral.
          (a) Exhibit C sets forth a complete and accurate list of all Pledged Collateral held by such Grantor. Such Grantor is the direct, sole beneficial owner and sole holder of record of the Pledged Collateral listed on Exhibit C as being owned by it, free and clear of any Liens, except for (i) the security interest granted to the Collateral Agent for the benefit of the Secured Parties hereunder and (ii) the security interest granted to the ABL Agent pursuant to the ABL Facility.
          (b) In addition, (i) none of the Pledged Collateral owned by it has been issued or transferred in violation of the securities registration, securities disclosure or similar laws of any jurisdiction to which such issuance or transfer may be subject, (ii) there are existing no options, warrants, calls or commitments of any character whatsoever relating to such Pledged Collateral or which obligate the issuer of any Capital Stock included in the Pledged Collateral to issue additional Capital Stock, and (iii) no consent, approval, authorization, or other action by, and no giving of notice to or filing with, any governmental authority or any other Person is required for the pledge by such Grantor of such Pledged Collateral pursuant to this Security Agreement or for the execution, delivery and performance of this Security Agreement by such Grantor, or for the exercise by the Collateral Agent of the voting or other rights provided for in this Security Agreement or for the remedies in respect of the Pledged Collateral pursuant to this Security Agreement, except as may be required in connection with such disposition by laws affecting the offering and sale of securities generally.
          (c) Except as set forth in Exhibit C, such Grantor owns 100% of the issued and outstanding Capital Stock of each issuer whose Equity Interests constitute Pledged Collateral owned by it and none of the Pledged Collateral which represents Indebtedness owed to such Grantor is subordinated in right of payment to other Indebtedness (other than any such Indebtedness that is subordinated to the Secured Obligations).

     3.14. Real Property. Attached hereto as Exhibit K is a schedule of the appropriate filing and recordation offices for the Mortgages and fixture filings relating to the Mortgaged Property. No other filings or actions are required to create, preserve, protect and perfect the security interests in the Mortgaged Property granted to the Collateral Agent pursuant to the Security Documents. Attached hereto as Exhibit K is a list of all (i) real property owned, leased or otherwise held by each Grantor located in the United States as of the date hereof, (ii) real property to be encumbered by a Mortgage and fixture filing (such real property, the “Mortgaged Property”) and (iii) other information relating thereto required by such Exhibit. Except as described in Exhibit K attached hereto, (i) no Grantor has entered into any leases, subleases, tenancies or other occupancy arrangements as owner, lessor or sublessor, licensor, franchisor or grantor with respect to any real property described on such Exhibit and (ii) no Grantor has any leases, subleases, underlettings, concession agreements, management agreements, licenses or other agreements relating to the use or occupancy of any real estate or the Equipment or any part thereof that is material to such Grantor, taken as a whole.
ARTICLE IV
COVENANTS
     From the date of this Security Agreement, and thereafter until this Security Agreement is terminated, each Grantor agrees that:
     4.1. General.
          (a) Collateral Records. Such Grantor will maintain complete and accurate books and records with respect to the Collateral owned by it, and furnish to the Collateral Agent, as applicable, such reports relating to such Collateral as the Collateral Agent shall from time to time reasonably request.
          (b) Financing Statements. Such Grantor hereby authorizes the Collateral Agent to file, and if requested will deliver to the Collateral Agent all financing statements and other documents and take such other actions as may from time to time be necessary or requested by the Collateral Agent in order to maintain a perfected Lien in the Collateral owned by such Grantor. Any financing statement filed by the Grantor may be filed in any filing office in any UCC jurisdiction and may (i) indicate such Grantor’s Collateral (1) with respect to all Grantors, as all assets of the Grantor or words of similar effect, regardless of whether any particular asset comprised in the Collateral falls within the scope of Article 9 of the UCC or such jurisdiction, or (2) with respect to all Grantors, by any other description which sufficiently describes the Collateral and (ii) contain any other information required by part 5 of Article 9 of the UCC for the sufficiency or filing office acceptance of any financing statement or amendment, including (A) whether such Grantor is an organization, the type of organization and, if required, any organization identification number issued to such Grantor and (B) in the case of a financing statement filed as a fixture filing, a sufficient description of real property to which the Collateral relates. Such Grantor also agrees to furnish any such information to the Collateral Agent promptly upon reasonable request. In no event shall the Trustee or the Collateral Agent be obligated to prepare or file any financing statements whatsoever, or to maintain the perfection of the security interest granted hereunder and each Grantor agrees to prepare, record and file, at its own expense, financing statements (and amendments or continuation statements when applicable) and filings with the United States Patent and Trademark Office and the United States Copyright Office (substantially in the form of Annex IV in respect of Trademarks, Annex V in respect of Patents and Annex VI in respect of Copyrights) with respect to the Collateral now existing or hereafter created meeting the requirements of applicable law in such manner and in such jurisdictions as are necessary to perfect and maintain perfected the Collateral (subject, in the case of Trademarks, Patents and Copyrights, to Section 4.7), and to deliver a file stamped copy of each such financing statement or other evidence of filing to the Collateral Agent. Notwithstanding the foregoing, the Collateral Agent acknowledges and agrees that nothing in this Agreement shall require the Grantor to file any intellectual property security agreement or similar instruments in any intellectual property office or similar registry other than the United States Patent and Trademark Office and the United States Copyright Office, except to the extent the foregoing has been filed in connection with ABL Priority Collateral.
          (c) Further Assurances. Such Grantor will, if so reasonably requested by the Collateral Agent, furnish to the Collateral Agent, as often as the Collateral Agent requests, statements and schedules further identifying and describing the Collateral owned by it and such other reports and information in connection with its Collateral as the Collateral Agent may reasonably request, all in such detail as the Collateral Agent may reasonably specify. Such Grantor also agrees to take any and all actions necessary to defend title to the Collateral against all persons and to defend the security interest of the Collateral Agent in its Collateral and the priority thereof against any Lien not expressly permitted hereunder. Such Grantor will take such further actions, and execute and/or deliver to the Collateral Agent such additional financing statements, amendments, continuations, assignments, agreements, supplements, powers and instruments as may be necessary or as the Collateral Agent may reasonably request in order to create, perfect, preserve and protect the security interest in the Collateral as provided herein or permit the Collateral Agent to exercise and enforce its rights hereunder.
          (d) Disposition of Collateral. Such Grantor will not sell, lease or otherwise dispose of the Collateral owned by it except for dispositions permitted by the Indenture and each Permitted Additional Pari Passu Debt Document.
          (e) Liens. Such Grantor will not create, incur, or suffer to exist any Lien on the Collateral owned by it except (i) the security interest created in connection with the ABL Credit Docments, (ii) the security interest created by this Security Agreement and (iii) Permitted Liens that are not prohibited by Permitted Additional Pari Passu Debt Documents.
          (f) Other Financing Statements. Such Grantor will not authorize the filing of any financing statement naming it as debtor covering all or any portion of the Collateral owned by it, except as permitted by Section 4.1(e). Such Grantor acknowledges that it is not authorized to file any termination statement with respect to any financing statement filed in favor of the Collateral Agent without the prior written consent of the Collateral Agent, subject to such Grantor’s rights under Section 9-509(d)(2) of the UCC.
          (g) Compliance with Terms. Such Grantor will perform and comply with all obligations in respect of the Collateral owned by it and all agreements to which it is a party or by which it is bound relating to such Collateral.
     4.2. Receivables.
          (a) Delivery of Invoices. Upon the Discharge of ABL Obligations, such Grantor will deliver to the Collateral Agent, at any time after the occurrence and during the continuance of an Event of Default, immediately upon its reasonable request duplicate invoices with respect to each Account owned by it bearing the language of assignment as the Collateral Agent shall specify.
          (b) Electronic Chattel Paper. Subject to the Intercreditor Agreement, such Grantor shall take all steps necessary to grant the Collateral Agent Control of all electronic chattel paper constituting Collateral having a value (individually or in the aggregate) in excess of $100,000 in accordance with the UCC and all “transferable records” as defined in each of the Uniform Electronic Transactions Act and the Electronic Signatures in Global and National Commerce Act.

     4.3. Inventory and Equipment; Maintenance of Goods. Such Grantor will do all things reasonably necessary to maintain, preserve, protect and keep its Inventory and Equipment in good repair and working and saleable condition, except for damaged, obsolete, worn-out or defective goods arising in the ordinary course of such Grantor’s business and except for ordinary wear and tear in respect of the Equipment.
     4.4. Delivery of Instruments, Securities, Chattel Paper and Documents. Upon the Discharge of ABL Obligations, and at all times thereafter such Grantor will (a) deliver to the ABL Agent or Collateral Agent immediately or its agent for purposes of perfection upon execution of this Security Agreement the originals of all Chattel Paper and Instruments constituting Collateral owned by it (if any then exist) if any amount payable thereunder (individually or in the aggregate) is greater than $100,000 and all Securities Certificates, (b) hold in trust for the Collateral Agent upon receipt and immediately thereafter deliver to the Collateral Agent any such Chattel Paper, Securities and Instruments constituting Collateral and (c) cause any Indebtedness owed to any Grantor in excess of $2,000,000 to be evidenced by a duly executed promissory note (or subject to a global note) that, in either case, is pledged and delivered to the Collateral Agent, for the benefit of the Secured Parties, with such notes, Securities certificates and Instruments being accompanied by proper instruments of assignment duly executed by the applicable Grantor in blank and such other instruments or documents as the Collateral Agent may reasonably request. Such Grantor hereby authorizes the Collateral Agent to attach each Amendment to this Security Agreement and agrees that all additional Collateral owned by it set forth in such Amendments shall be considered to be part of the Collateral.
     4.5. Uncertificated Pledged Collateral.
          (a) Subject to the terms, conditions and provisions of the Intercreditor Agreement, such Grantor will cause the appropriate issuers (and, if held with a securities intermediary, such securities intermediary) of uncertificated securities or other types of Pledged Collateral owned by it not represented by certificates to mark their books and records with the numbers and face amounts of all such uncertificated securities or other types of Pledged Collateral not represented by certificates and all rollovers and replacements therefor to reflect the Lien of the Collateral Agent granted pursuant to this Security Agreement.
          (b) Each Grantor acknowledges and agrees that each interest in any limited liability company or limited partnership that is a Subsidiary pledged hereunder that is represented by a certificate, shall be a “security” within the meaning of Article 8 of the UCC and governed by Article 8 of the Uniform Commercial Code of the applicable jurisdiction and shall at all times hereafter be represented by a certificate, which shall be a “security” within the meaning of Article 8 of the UCC and governed by Article 8 of the Uniform Commercial Code of such jurisdiction.
          (c) Each Grantor further acknowledges and agrees that (i) the interests in any limited liability company or limited partnership that is a Subsidiary pledged hereunder and not represented by a certificate shall not be a “security” within the meaning of Article 8 of the UCC and shall not be governed by Article 8 of the Uniform Commercial Code of the applicable jurisdiction and (ii) the Grantors shall at no time elect to treat any such interest as a “security” within the meaning of Article 8 of the UCC or issue any certificate representing such interest (except that the Grantors may elect to so treat any such interest as a “security” and issue any certificate representing such interest if simultaneously therewith the applicable Grantor delivers such certificate to the Collateral Agent).
          (d) In the event the interests in any limited liability company or limited partnership not represented by a certificate are pledged by a Grantor hereunder after the Issue Date such Grantor shall simultaneously therewith provide the Collateral Agent with the information required by the applicable jurisdiction for the filing of a financing statement (or an amendment to a financing statement) with respect to the uncertificated interests so pledged.
     4.6. Pledged Collateral.
          (a) Changes in Capital Structure of Issuers. Such Grantor will not (i) permit or suffer any Subsidiary that is an issuer of Capital Stock constituting Pledged Collateral owned by it to dissolve, merge, liquidate, retire any of its Capital Stock or other Instruments or Securities evidencing ownership, reduce its capital, sell or encumber all or substantially all of its assets (except for dissolutions, mergers or liquidations permitted pursuant the Indenture and Permitted Additional Pari Passu Debt Documents, Permitted Liens and sales of assets permitted pursuant to Section 4.1(d)) or merge or consolidate with any other entity (except for mergers or consolidations permitted pursuant to the Indenture and any Permitted Additional Pari Passu Debt Documents), or (ii) vote any such Pledged Collateral in favor of any of the foregoing.
          (b) Registration of Pledged Collateral. Subject to the terms, conditions and provisions of the Intercreditor Agreement, after the Discharge of ABL Obligations and upon the occurrence and during the continuance of an Event of Default, such Grantor will permit any registerable Pledged Collateral owned by it to be registered in the name of the Collateral Agent or its nominee at any time at the option of the Collateral Agent.
          (c) Exercise of Rights in Pledged Collateral.
          (i) Without in any way limiting the foregoing and subject to clause (ii) below, such Grantor shall have the right to exercise all voting rights or other rights relating to the Pledged Collateral owned by it for all purposes not inconsistent with this Security Agreement, the Intercreditor Agreement or any other Secured Documents; provided however, that no vote or other right shall be exercised or action taken which would have the effect of impairing the rights of the Collateral Agent in respect of such Pledged Collateral.
          (ii) Such Grantor will permit the Collateral Agent or its nominee at any time after the occurrence and during the continuance of an Event of Default, without notice, to exercise all voting rights or other rights relating to the Pledged Collateral owned by it, including, without limitation, exchange, subscription or any other rights, privileges, or options pertaining to any Capital Stock or Investment Property constituting such Pledged Collateral as if it were the absolute owner thereof.
          (iii) Such Grantor shall be entitled to collect and receive for its own use all cash dividends and interest paid in respect of the Pledged Collateral held by it to the extent not in violation of the Indenture and the Intercreditor Agreement and the other Secured Documents other than any of the following distributions and payments (collectively referred to as the “Excluded Payments”): (A) dividends and interest paid or payable other than in cash in respect of such Pledged Collateral, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged Collateral; (B) dividends and other distributions paid or payable in cash in respect of such Pledged Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in capital of an issuer; (C) cash paid, payable or otherwise distributed, in respect of principal of, or in redemption of, or in exchange for, such Pledged Collateral; and (D) dividends and interest paid at any time when an Event of Default shall have occurred and be continuing; provided, however, that until actually paid, all rights to such distributions shall remain subject to the Lien created by this Security Agreement;
          (iv) Upon the Discharge of ABL Obligations, all Excluded Payments, whenever paid or made, shall be delivered to the Collateral Agent to hold as Pledged Collateral (or, if paid or made in cash, deposited in a Collateral Proceeds Account) and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor, and be forthwith delivered to the Collateral Agent as Pledged Collateral or deposited in a Collateral Proceeds Account, as applicable, in the same form as so received (with any necessary endorsement); and
          (v) Subject to the terms, conditions and provisions of the Intercreditor Agreement, such Grantor hereby authorizes and instructs each Issuer of any Investment Property pledged by such Grantor hereunder to (i) comply with any instruction received by it from the Collateral Agent in writing (and the Issuer hereby agrees to comply with such instruction) that (x) states that an Event of Default has occurred and is continuing and (y) is otherwise in accordance with the terms of this Security Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that each Issuer shall be fully protected in so complying, and (ii) unless otherwise expressly permitted hereby, pay any dividends or other payments with respect to the Investment Property directly to the Collateral Agent.
     4.7. Intellectual Property.
          (a) Subject to the terms, conditions and provisions of the Intercreditor Agreement, such Grantor will use its commercially reasonable efforts to secure all consents and approvals necessary or appropriate for the assignment to or benefit of the Collateral Agent of any material License pursuant to which such Grantor is the licensee and to enforce the security interests granted hereunder.
          (b) Such Grantor shall notify the Collateral Agent promptly, but in any event within thirty (30) days, if it knows or has reason to know that any application or registration relating to any Patent, Trademark or Copyright (now or hereafter existing) owned by such Grantor that is (i) Notes Priority Collateral, (ii) is pending or registered in the United States, or (iii) is pending or registered outside the United States and is material to the business and operations of any Grantor may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any arbitration or proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court, but excluding any non-final “office action” of the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency in any other jurisdiction) regarding such Grantor’s rights in, or the validity, enforceability, ownership or use of any such Patent, Trademark or Copyright, including, without limitation, such Grantor’s right to register or to maintain the same.
          (c) Each Grantor shall notify the Collateral Agent on a quarterly basis, and at such other times as the Collateral Agent requests during the continuation of an Event of Default, in the event that such Grantor, either directly or through any agent, employee, licensee or designee, files an application for the registration or issuance of any Patent, Trademark or Copyright with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency or acquired any Patent, Trademark or Copyright that is registered, issued or subject to a pending application for registration or issuance with the United States Patent and Trademark Office, the United States Copyright Office, or any similar office or agency. Upon any such filing, the provisions hereof shall automatically apply thereto and such Grantor shall at such time execute, file and deliver to the Collateral Agent agreements substantially in the form of Annex IV with respect to Trademarks, Annex V with respect to Patents, and Annex VI with respect to Copyrights, to evidence the Collateral Agent’s security interest in such Patent, Trademark or Copyright, and the General Intangibles of such Grantor relating thereto or represented thereby.
          (d) Such Grantor shall take all actions necessary or requested by the Collateral Agent to maintain and pursue each application, to obtain the relevant registration and to maintain the registration of each of its Patents, Trademarks and Copyrights (now or hereafter existing) owned by such Grantor, including the filing of applications for renewal, affidavits of use, affidavits of noncontestability and opposition and interference and cancellation proceedings, but excluding in all cases any application, registration or issuance of any Patent, Trademark or Copyright that any Grantor no longer uses in the conduct of its business or operations.
          (e) In the event that any Patent, Trademark or Copyright owned by a Grantor is Infringed, such Grantor shall, unless it shall reasonably determine that such Patent, Trademark or Copyright is immaterial to the conduct of its business or operations, take all actions it reasonably deems appropriate, including, without limitation, promptly suing for infringement, misappropriation or dilution and recovering any and all damages for such infringement, misappropriation or dilution. In the event that such Grantor institutes suit because any of its Patents, Trademarks or Copyrights constituting Collateral is infringed upon, or misappropriated or diluted by a third party, such Grantor shall comply with Section 4.8. Such Grantor shall not do any act that knowingly uses any material Patent, Trademark or Copyright to Infringe the intellectual property rights of any other Person.
     4.8. Commercial Tort Claims. Such Grantor shall promptly, and in any event within five Business Days after the same is acquired by it, notify the Collateral Agent of any commercial tort claim (as defined in the UCC) acquired by it which could reasonably be expected to result in an award of damages in excess of $100,000 and, unless the Collateral Agent otherwise consents, such Grantor shall enter into an amendment to this Security Agreement, in the form of Exhibit J hereto (each such amendment, an “Amendment”), granting to Collateral Agent a security interest in such commercial tort claim.
     4.9. Letter-of-Credit Rights. If such Grantor is or becomes the beneficiary of a letter of credit, it shall promptly, and in any event within five Business Days after becoming a beneficiary, notify the Collateral Agent thereof and use its commercially reasonable efforts to cause the issuer and/or confirmation bank to, upon the Discharge of ABL Obligations, (i) consent to the assignment of any Letter-of-Credit Rights to the Collateral Agent and (ii) agree to direct all payments thereunder to a Deposit Account at the Collateral Agent or a Collateral Proceeds Account, in each case for application to the Secured Obligations, all in form and substance reasonably satisfactory to the Collateral Agent.
     4.10. [Reserved].
     4.11. No Interference. Such Grantor agrees that it will not interfere with any right, power and remedy of the Collateral Agent provided for in this Security Agreement or now or hereafter existing at law or in equity or by statute or otherwise, or the exercise or beginning of the exercise by the Collateral Agent of any one or more of such rights, powers or remedies.
     4.12. Insurance.
          (a) In the event any Collateral or Mortgaged Property is located in any area that has been designated by the Federal Emergency Management Agency as a “Special Flood Hazard Area”, such Grantor shall purchase and maintain flood insurance on such Collateral (including any personal property which is located on any real property leased by such Grantor within a “Special Flood Hazard Area”). The amount of flood insurance required by this Section shall be in an amount equal to the lesser of the total Secured Obligations or the total replacement cost value of such Collateral.
          (b) All insurance policies required hereunder and under the Indenture (with respect to the Grantors) shall name the Collateral Agent (for the benefit of the Secured Parties) as an additional insured or as loss payee, as applicable, and shall contain loss payable clauses or mortgagee clauses, through endorsements in form and substance satisfactory to the Collateral Agent, which provide that

(i) subject to the provisions of the Intercreditor Agreement, all proceeds thereunder with respect to any Collateral shall be payable to the Collateral Agent; (ii) in the case of any property insurance, no such insurance shall be affected by any act or neglect of the insured or owner of the property described in such policy; and (iii) such policy and loss payable or mortgagee clauses may be canceled or terminated only upon at least thirty days prior written notice given to the Collateral Agent.
          (c) All premiums on any such insurance shall be paid when due by such Grantor, and copies of the policies delivered to the Collateral Agent. If such Grantor fails to obtain any insurance as required by this Section, the Collateral Agent may obtain such insurance at such Grantor’s expense. By purchasing such insurance, the Collateral Agent shall not be deemed to have waived any Default arising from the Grantor’s failure to maintain such insurance or pay any premiums therefor.
     4.13. [Reserved.]
     4.14. After-Acquired Real Estate Collateral. In the event that following the date of this Security Agreement, the ABL Obligations are secured by a Mortgage on a Grantor’s real property (“After-Acquired Real Estate Collateral”), such Grantor shall provide a Mortgage in favor of the Collateral Agent in such After-Acquired Real Estate Collateral within 90 days following the date of acquisition thereof. In the event that any Permitted Additional Pari Passu Obligations are incurred following the date any Mortgage is provided, the Grantors shall notify the Collateral Agent thereof in writing and within 90 days following such incurrence take all such action as may be reasonably required to amend each then existing Mortgage in order to ensure that such Permitted Additional Pari Passu Obligations are secured by such Mortgage. In connection with the provision of any amendment to any Mortgage pursuant to this Section 4.14, the related Grantors will, within 90 days, provide a UCC-3 Amendment (if applicable), a title insurance datedown endorsement or new policy if such datedown endorsement is not available in a given jurisdiction, local counsel opinion and evidence of insurance (each in form reasonably satisfactory to the Collateral Agent). In connection with the provision of any new Mortgage, the related Grantors will, within 90 days after any After-Acquired Real Estate Collateral is acquired, provide each of the following, to the Collateral Agent:
     (i) Insurance. Policies or certificates of insurance covering the property and assets of the Grantor, which policies or certificates shall be in form and substance substantially similar to those certificates delivered on the date of this Security Agreement and reflect the Collateral Agent, for its benefit and the benefit of the Secured Parties, as additional insured and loss payee and mortgagee and shall otherwise bear endorsements of the character delivered on the date of this Security Agreement.
     (ii) Mortgage. Fully executed counterparts of the Mortgage in a form substantially similar to the Mortgages provided with respect to the Mortgaged Properties on the date of this Security Agreement (subject to any appropriate modifications based on the jurisdiction where the After-Acquired Real Estate Collateral is located) which Mortgage shall cover the After-Acquired Real Estate Collateral, together with evidence that counterparts of the Mortgage have been delivered to any nationally recognizable title insurance company as shall be retained by the applicable Grantor (the “Title Company”) for recording in all places reasonably necessary to effectively create a valid and enforceable mortgage lien on the After-Acquired Real Estate Collateral in favor of the Collateral Agent for its benefit and the benefit of the Secured Parties, securing the Secured Obligations (provided that in jurisdictions that impose mortgage recording taxes, such Mortgage shall not secure Indebtedness in an amount exceeding 115% of the fair market value of such After-Acquired Real Estate Collateral, as reasonably determined, in good faith, by the Grantor).
     (iii) Counsel Opinions. Opinions addressed to the Collateral Agent and the Secured

Parties, of local counsel in the jurisdiction where such After-Acquired Real Estate Collateral is located covering customary matters substantially similar to those provided with respect to Mortgaged Properties on the date of this Security Agreement.
     (iv) Title Insurance. With respect to the Mortgage encumbering the After-Acquired Real Estate Collateral, a policy of title insurance (or irrevocable commitment to issue such a policy having the effect of a policy of title insurance) in a form that was delivered to the Collateral Agent on the date of this Security Agreement (with endorsements substantially similar to those provided with respect to Mortgaged Properties on the date of this Security Agreement, to the extent such endorsements are available, together with such endorsements commonly obtained in the jurisdiction of the Mortgage encumbering the After-Acquired Real Estate Collateral that were unavailable for the title insurance for the Mortgaged Properties on the date of this Agreement) insuring the Lien of such Mortgage as a valid and enforceable mortgage or deed of trust Lien on the After-Acquired Real Estate Collateral described therein, in an amount not less than 115% of the fair market value of the After-Acquired Real Estate Collateral as reasonably determined, in good faith, by the Grantor (such policy collectively, the “Mortgage Policy”), issued by such Title Company, which assures that the Mortgage on such After-Acquired Real Estate Collateral is a valid and enforceable mortgage Lien on the Mortgaged Property, free and clear of all defects and encumbrances subject only to the Permitted Liens as set forth in the Indenture, and the Grantor shall bond over or take any other action reasonably necessary or required by the Title Company to delete any exception relating thereto (excluding endorsements or coverage related to creditors’ rights, which shall not be required).
     (v) Survey. A survey update or an existing survey and affidavit of no change addressed to the Title Company, the Trustee and the Collateral Agent in such form and substance as shall be sufficient to enable the Title Company to issue a “comprehensive” endorsement and other survey-related endorsements reasonably requested by the Collateral Agent and to remove the standard survey exception from the Mortgage Policy with respect to such After-Acquired el Estate Collateral.
     (vi) Fixture Filings. Proper filings with respect to fixtures and as-extracted collateral under the UCC on Form UCC-1 fully executed for filing under the UCC in the appropriate jurisdiction in which the After-Acquired Real Estate Collateral is located, desirable to perfect the security interests purported to be created by the Mortgages in favor of the Collateral Agent for the benefit of itself, and the other Secured Parties.
     (vii) Mortgaged Property Indemnification. With respect to the After-Acquired Real Estate Collateral, such affidavits, certificates, information (including financial data) and instruments of indemnification (including a so-called “gap” indemnification) as shall be required to induce the Title Company to issue the Mortgage Policies and endorsements contemplated above.
     (viii) Collateral Fees and Expenses. Evidence of payment by the Grantor of all Mortgage Policy premiums, search and examination charges, escrow charges and related charges, mortgage recording taxes, fees, charges, costs and expenses required for the recording of the Mortgages and issuance of the Mortgage Policies referred to above.
     4.15. Change of Name or Location. Such Grantor shall not (a) change its name as it appears in official filings in the state of its incorporation or organization, (b) change its chief executive office, principal place of business, mailing address, as set forth in this Security Agreement, (c) change the type of entity that it is, (d) change its organization identification number, if any, issued by its state of incorporation or other organization, or (e) change its state of incorporation or organization, in each case, unless the

Collateral Agent shall have received at least thirty days prior written notice of such change and such Grantor and the Company shall have provided an officer’s certificate certifying in writing that either (1) such change will not adversely affect the validity, perfection or priority of the Collateral Agent’s security interest in the Collateral, or (2) in connection therewith, all actions necessary to continue at all times following such change the perfection of any Liens in favor of the Collateral Agent, on behalf of the Secured Parties, in any Collateral have been completed or taken; provided that any new location shall be in the United States or Puerto Rico.
     4.16. Updated Collateral Information. Such Grantor shall promptly furnish to the Collateral Agent from time to time upon the Collateral Agent’s reasonable request, such updates to the information covered by Article III, including any of Exhibits A through K hereto, such that such updated information and exhibits are true and correct as of the date so furnished.
ARTICLE V
EVENTS OF DEFAULT AND REMEDIES
     5.1. Remedies.
          (a) Upon the occurrence and during the continuance of an Event of Default and subject to the terms of the Intercreditor Agreement, the Collateral Agent may exercise any or all of the following rights and remedies:
     (i) those rights and remedies provided in this Security Agreement or any Secured Documents; provided that this Section 5.1(a) shall not be understood to limit any rights or remedies available to the Collateral Agent and the Secured Parties prior to an Event of Default;
     (ii) those rights and remedies available to a secured party under the UCC (whether or not the UCC applies to the affected Collateral) or under any other applicable law (including, without limitation, any law governing the exercise of a bank’s right of setoff or bankers’ lien) when a debtor is in default under a security agreement;
     (iii) without notice (except as specifically provided in Section 8.1 or elsewhere herein), demand or advertisement of any kind to any Grantor or any other Person, enter the premises of any Grantor where any Collateral is located (through self-help and without judicial process) to collect, receive, assemble, process, appropriate, sell, lease, assign, grant an option or options to purchase or otherwise dispose of, deliver, or realize upon, the Collateral or any part thereof in one or more parcels at public or private sale or sales (which sales may be adjourned or continued from time to time with or without notice and may take place at any Grantor’s premises or elsewhere), for cash, on credit or for future delivery without assumption of any credit risk, and upon such other terms as the Collateral Agent may deem commercially reasonable; and
     (iv) concurrently with written notice to the applicable Grantor, transfer and register in its name or in the name of its nominee the whole or any part of the Pledged Collateral, to exchange certificates or instruments representing or evidencing Pledged Collateral for certificates or instruments of smaller or larger denominations, to exercise the voting and all other rights as a holder with respect thereto, to collect and receive all cash dividends, interest, principal and other distributions made thereon and to otherwise act with respect to the Pledged Collateral as though the Collateral Agent was the outright owner thereof.
          (b) The Collateral Agent, on behalf of the Secured Parties, may comply with any applicable state or federal law requirements in connection with a disposition of the Collateral and compliance will not be considered to adversely affect the commercial reasonableness of any sale of the Collateral.
          (c) The Collateral Agent shall have the right upon any such public sale or sales and, to the extent permitted by law, upon any such private sale or sales, to purchase for the benefit of the Collateral Agent and the Secured Parties, the whole or any part of the Collateral so sold, free of any right of equity redemption, which equity redemption the Grantor hereby expressly releases.
          (d) Until the Collateral Agent is able to effect a sale, lease, or other disposition of Collateral, the Collateral Agent shall have the right to hold or use Collateral, or any part thereof, to the extent that it deems appropriate for the purpose of preserving Collateral or its value or for any other purpose deemed appropriate by the Collateral Agent. The Collateral Agent may, if it so elects, seek the appointment of a receiver or keeper to take possession of Collateral and to enforce any of the Collateral Agent’s remedies (for the benefit of the Collateral Agent and Secured Parties), with respect to such appointment without prior notice or hearing as to such appointment.
          (e) [Reserved]
          (f) Notwithstanding the foregoing, neither the Collateral Agent nor any Secured Party shall be required to (i) make any demand upon, or pursue or exhaust any of their rights or remedies against, any Grantor, any other obligor, guarantor, pledgor or any other Person with respect to the payment of the Secured Obligations or to pursue or exhaust any of their rights or remedies with respect to any Collateral therefor or any direct or indirect guarantee thereof, (ii) marshal the Collateral or any guarantee of the Secured Obligations or to resort to the Collateral or any such guarantee in any particular order, or (iii) effect a public sale of any Collateral.
          (g) Each Grantor recognizes that the Collateral Agent may be unable to effect a public sale of any or all the Pledged Collateral and may be compelled to resort to one or more private sales thereof in accordance with clause (a) above. Each Grantor also acknowledges that any private sale may result in prices and other terms less favorable to the seller than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall not be deemed to have been made in a commercially unreasonable manner solely by virtue of such sale being private. The Collateral Agent shall be under no obligation to delay a sale of any of the Pledged Collateral for the period of time necessary to permit any Grantor or the issuer of the Pledged Collateral to register such securities for public sale under the Securities Act of 1933, as amended, or under applicable state securities laws, even if the applicable Grantor and the issuer would agree to do so.
     5.2. Grantor’s Obligations Upon Events of Default. Subject to the terms, conditions and provisions of the Intercreditor Agreement and upon request of the Collateral Agent after the occurrence and during the continuance of an Event of Default, each Grantor will:
     (a) assemble and make available to the Collateral Agent the Collateral and all books and records relating thereto at any place or places specified by the Collateral Agent, whether at a Grantor’s premises or elsewhere;
     (b) permit the Collateral Agent, by the Collateral Agent’s representatives and agents, to enter, occupy and use any premises where all or any part of the Collateral, or the books and records relating thereto, or both, are located, to take possession of all or any part of the Collateral or the books and records relating thereto, or both, to remove all or any part of the Collateral or the books and records relating thereto, or both, and to conduct sales of the Collateral, without any obligation to pay the Grantor for such use and occupancy;

     (c) prepare and file, or cause an issuer of Pledged Collateral to prepare and file, with the SEC or any other applicable government agency, registration statements, a prospectus and such other documentation in connection with the Pledged Collateral as the Collateral Agent may request, all in form and substance satisfactory to the Collateral Agent, and furnish to the Collateral Agent, or cause an issuer of Pledged Collateral to furnish to the Collateral Agent, any information regarding the Pledged Collateral in such detail as the Collateral Agent may specify;
     (d) take, or cause an issuer of Pledged Collateral to take, any and all actions necessary to register or qualify the Pledged Collateral to enable the Collateral Agent to consummate a public sale or other disposition of the Pledged Collateral; and
     (e) at its own expense, cause the independent certified public accountants then engaged by each Grantor to prepare and deliver to the Collateral Agent and each Secured Party, at any time, and from time to time, promptly upon the Collateral Agent’s request, the following reports with respect to the applicable Grantor: (i) a reconciliation of all Accounts; (ii) an aging of all Accounts; (iii) trial balances; and (iv) a test verification of such Accounts.
     5.3. Grant of Intellectual Property License. For the purpose of enabling the Collateral Agent to exercise the rights and remedies under this Article V at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby (a) grants to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to any Grantor) to use, license or sublicense any intellectual property rights now owned or hereafter acquired by such Grantor, and wherever the same may be located, and including in such license access to all media in which any of the licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof and (b) irrevocably agrees that the Collateral Agent may sell any of such Grantor’s or any other Grantor’s Inventory directly to any person, including without limitation persons who have previously purchased any such Inventory and in connection with any such sale or other enforcement of the Collateral Agent’s rights under this Security Agreement, may sell Inventory which bears any Trademark owned by or licensed to such Grantor and any Inventory that is covered by any Copyright owned by or licensed to such Grantor and the Collateral Agent may finish any work in process and affix any Trademark owned by or licensed to such Grantor and sell such Inventory as provided herein. The foregoing license (i) shall be subject to any exclusive Licenses granted by any Grantor in effect on the date hereof and those granted by any Grantor hereafter, as permitted under the Indenture, to the extent conflicting, (ii) may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default, and (iii) apply to the use of the Trademarks in connection with goods and services of similar type and quality to those theretofore sold by such Grantor under such Trademark.
     5.4. Subordination. Each Grantor, and each Issuer that executes and delivers any Acknowledgement and Consent confirming that it is bound hereby, hereby agrees that, upon the occurrence and during the continuance of an Event of Default, unless otherwise agreed by the Collateral Agent, all Indebtedness owing to it by the Company or any of its Subsidiaries shall be fully subordinated to the indefeasible payment in full in cash of such Grantor’s Secured Obligations.
     5.5. Proceeds to be Turned Over To Collateral Agent. If an Event of Default shall occur and be continuing, all Proceeds received by any Grantor consisting of cash, checks and other near-cash items shall be held by such Grantor in trust for the Collateral Agent and the Secured Parties, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required). All Proceeds received by the Collateral Agent hereunder shall be held by the Collateral

Agent and maintained under its sole dominion and control. All Proceeds while held by the Collateral Agent (or by such Grantor in trust for the Collateral Agent and the Secured Parties) shall continue to be held as collateral security for all the Secured Obligations and shall not constitute payment thereof until applied as provided in the Intercreditor Agreement.
     5.6. Application of Proceeds. Subject to the Intercreditor Agreement, the proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral or Mortgaged Property pursuant to the exercise by the Collateral Agent of its remedies shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Security Agreement and any other Security Documents, against the Secured Obligations in the order set forth in Annex III.
ARTICLE VI
ACCOUNT VERIFICATION; ATTORNEY IN FACT; PROXY
     6.1. Account Verification. Subject to the terms, conditions and provisions of the Intercreditor Agreement, the Collateral Agent may at any time after the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s own name, in the name of a nominee of the Collateral Agent, or in the name of any Grantor communicate (by mail, telephone, facsimile or otherwise) with the Account Debtors of any such Grantor, parties to contracts with any such Grantor and obligors in respect of Instruments of any such Grantor to verify with such Persons, to the Collateral Agent’s satisfaction, the existence, amount, terms of, and any other matter relating to, Accounts, Instruments, Chattel Paper, payment intangibles and/or other Receivables.
     6.2. Authorization for Secured Party to Take Certain Action.
          (a) Subject to the terms, conditions and provisions of the Intercreditor Agreement, each Grantor irrevocably authorizes the Collateral Agent and appoints the Collateral Agent as its attorney in fact (i) to execute on behalf of such Grantor as debtor and to file financing statements necessary or desirable in the Collateral Agent’s sole discretion to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (ii) to endorse and collect any cash proceeds of the Collateral, (iii) to file a carbon, photographic or other reproduction of this Security Agreement or any financing statement with respect to the Collateral as a financing statement and to file any other financing statement or amendment of a financing statement (which does not add new collateral or add a debtor) in such offices as the Collateral Agent in its sole discretion deems necessary or desirable to perfect and to maintain the perfection and priority of the Collateral Agent’s security interest in the Collateral, (iv) to contact and enter into one or more agreements with the issuers of uncertificated securities which are Pledged Collateral or with securities intermediaries holding Pledged Collateral as may be necessary or advisable to give the Collateral Agent Control over such Pledged Collateral, (v) [reserved.], (vi) to discharge past due taxes, assessments, charges, fees or Liens on the Collateral (except for such Liens as are specifically permitted hereunder), (vii) [reserved.], (viii) to demand payment or enforce payment of the Receivables in the name of the Collateral Agent or such Grantor and to endorse any and all checks, drafts, and other instruments for the payment of money relating to the Receivables, (ix) to sign such Grantor’s name on any invoice or bill of lading relating to the Receivables, drafts against any Account Debtor of the Grantor, assignments and verifications of Receivables, (x) to exercise all of such Grantor’s rights and remedies with respect to the collection of the Receivables and any other Collateral, (xi) to settle, adjust, compromise, extend or renew the Receivables, (xii) to settle, adjust or compromise any legal proceedings brought to collect Receivables, (xiii) to prepare, file and sign such Grantor’s name on a proof of claim in bankruptcy or similar document against any Account Debtor of such Grantor, (xiv) to prepare, file and sign such Grantor’s name on any notice of Lien, assignment or satisfaction of Lien or similar document in connection with the Receivables, (xv) to change the address for delivery of mail addressed to such Grantor to such address as the Collateral Agent may designate and to receive, open and dispose of all mail addressed to such Grantor, and (xvi) to do all other acts and things necessary to carry out this Security Agreement; and such Grantor agrees to reimburse the Collateral Agent on demand for any payment made or any expense incurred by the Collateral Agent in connection with any of the foregoing; provided that, this authorization shall not relieve such Grantor of any of its obligations under this Security Agreement or under the Indenture.
          (b) All acts of said attorney or designee are hereby ratified and approved. The powers conferred on the Collateral Agent, for the benefit of the Collateral Agent and Secured Parties, under this Section 6.2 are solely to protect the Collateral Agent’s interests in the Collateral and the Mortgaged Property and shall not impose any duty upon the Collateral Agent or any Secured Party to exercise any such powers. The Collateral Agent agrees that, except for the powers granted in Sections 6.2(a)(i), (iii), (iv) and (vi), it shall not exercise any power or authority granted to it under this Section 6.2 unless an Event of Default has occurred and is continuing; provided that the foregoing shall not be deemed to restrict the power or authority granted to the Collateral Agent pursuant to Article VII.
     6.3. Proxy. SUBJECT TO THE TERMS, CONDITIONS AND PROVISIONS OF THE INTERCREDITOR AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS THE COLLATERAL AGENT AS ITS PROXY AND ATTORNEY-IN-FACT (AS SET FORTH IN SECTION 6.2 ABOVE) WITH RESPECT TO ITS PLEDGED COLLATERAL, INCLUDING THE RIGHT TO VOTE SUCH PLEDGED COLLATERAL, WITH FULL POWER OF SUBSTITUTION TO DO SO. IN ADDITION TO THE RIGHT TO VOTE ANY SUCH PLEDGED COLLATERAL, THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT SHALL INCLUDE THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF SUCH PLEDGED COLLATERAL WOULD BE ENTITLED (INCLUDING GIVING OR WITHHOLDING WRITTEN CONSENTS OF SHAREHOLDERS, CALLING SPECIAL MEETINGS OF SHAREHOLDERS AND VOTING AT SUCH MEETINGS). SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY SUCH PLEDGED COLLATERAL ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF SUCH PLEDGED COLLATERAL OR ANY OFFICER OR AGENT THEREOF), UPON THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT.
     6.4. Nature of Appointment; Limitation of Duty. THE APPOINTMENT OF THE COLLATERAL AGENT AS PROXY AND ATTORNEY-IN-FACT IN THIS ARTICLE VI IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE DATE ON WHICH THIS SECURITY AGREEMENT IS TERMINATED IN ACCORDANCE WITH SECTION 8.14. NOTWITHSTANDING ANYTHING CONTAINED HEREIN, NEITHER THE COLLATERAL AGENT, NOR ANY SECURED PARTY, NOR ANY OF THEIR RESPECTIVE AFFILIATES, OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR REPRESENTATIVES SHALL HAVE ANY DUTY TO EXERCISE ANY RIGHT OR POWER GRANTED HEREUNDER OR OTHERWISE OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO, EXCEPT IN RESPECT OF DAMAGES ATTRIBUTABLE SOLELY TO THEIR OWN GROSS NEGLIGENCE OR WILLFUL MISCONDUCT AS FINALLY DETERMINED BY A COURT OF COMPETENT JURISDICTION; PROVIDED THAT, IN NO EVENT SHALL THEY BE LIABLE FOR ANY PUNITIVE, EXEMPLARY, INDIRECT OR CONSEQUENTIAL DAMAGES.

ARTICLE VII
[Intentionally Omitted]
ARTICLE VIII
GENERAL PROVISIONS
     8.1. Waivers. To the extent permitted under applicable law, each Grantor hereby waives notice of the time and place of any public sale or the time after which any private sale or other disposition of all or any part of the Collateral may be made. To the extent such notice may not be waived under applicable law, any notice made shall be deemed reasonable if sent to the Grantors, addressed as set forth in Article IX, at least ten days prior to (i) the date of any such public sale or (ii) the time after which any such private sale or other disposition may be made. To the maximum extent permitted by applicable law, each Grantor waives all claims, damages, and demands against the Collateral Agent or any Secured Party arising out of the repossession, retention or sale of the Collateral, except such as arise solely out of the gross negligence, bad faith or willful misconduct of the Collateral Agent or such Secured Party as finally determined by a court of competent jurisdiction. To the extent it may lawfully do so, each Grantor absolutely and irrevocably waives and relinquishes the benefit and advantage of, and covenants not to assert against the Collateral Agent or any Secured Party, any valuation, stay, appraisal, extension, moratorium, redemption or similar laws and any and all rights or defenses it may have as a surety now or hereafter existing which, but for this provision, might be applicable to the sale of any Collateral made under the judgment, order or decree of any court, or privately under the power of sale conferred by this Security Agreement, or otherwise. Except as otherwise specifically provided herein, each Grantor hereby waives presentment, demand, protest or any notice (to the maximum extent permitted by applicable law) of any kind in connection with this Security Agreement or any Collateral.
     8.2. Limitation on Collateral Agent’s and Secured Parties’ Duty with Respect to the Collateral. In entering into this Security Agreement, and in taking (or refraining from) any actions under or pursuant to this Security Agreement, the Collateral Agent shall be protected by and shall enjoy all of the rights, immunities, protections and indemnities granted to it or the Trustee under the Intercreditor Agreement, the Indenture or the Security Documents. Nothing in this Security Agreement, the Indenture or any Security Document shall be interpreted as giving the Collateral Agent responsibility for or any duty concerning the validity, perfection, priority or enforceability of any Lien or security interest in any Collateral or giving the Collateral Agent any obligation to take any action to procure or maintain such validity, perfection, priority or enforceability. The Collateral Agent shall have no obligation to clean-up or otherwise prepare the Collateral for sale. The Collateral Agent and each Secured Party shall use reasonable care with respect to the Collateral in its possession or under its control. Neither the Collateral Agent nor any Secured Party shall have any other duty as to any Collateral in its possession or control or in the possession or control of any agent or nominee of the Collateral Agent or such Secured Party, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto. The Collateral Agent shall not be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so and shall be under no obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. Each Grantor acknowledges, and, by acceptance of the benefits hereof, each Secured Party agrees, that the rights and responsibilities of the Collateral Agent under this Security Agreement with respect to any action taken by the Collateral Agent or the exercise or non-exercise by the Collateral Agent of any right or remedy provided for herein or resulting or arising out of this Security Agreement shall, as among the Secured Parties, be governed by the Indenture and that the Collateral Agent shall have, in respect thereof, all rights, remedies, immunities and indemnities granted to it in the Indenture. By acceptance of the benefits hereof, each Secured Party agrees to be bound by the provisions of the Indenture applicable to the Collateral Agent, including Article 7 thereof. The Collateral Agent shall not incur any liability by acting in conclusive reliance upon any notice, consent, certificate, statement, or other writing (which may be a bank wire, telex or similar writing) believed by it to be genuine or to be signed by the proper party or parties. To the extent that applicable law imposes duties on the Collateral Agent to exercise remedies in a commercially reasonable manner, each Grantor acknowledges and agrees that it is commercially reasonable for the Collateral Agent (i) to fail to incur expenses deemed significant by the Collateral Agent to prepare Collateral for disposition or otherwise to transform raw material or work in process into finished goods or other finished products for disposition, (ii) to fail to obtain third party consents for access to Collateral to be disposed of, or to obtain or, if not required by other law, to fail to obtain governmental or third party consents for the collection or disposition of Collateral and to be collected or disposed of, (iii) to fail to exercise collection remedies against Account Debtors or other Persons obligated on Collateral or to remove Liens on or any adverse claims against Collateral, (iv) to exercise collection remedies against Account Debtors and other Persons obligated on Collateral directly or through the use of collection agencies and other collection specialists, (v) to advertise dispositions of Collateral through publications or media of general circulation, whether or not the Collateral is of a specialized nature, (vi) to contact other Persons, whether or not in the same business as such Grantor, for expressions of interest in acquiring all or any portion of such Collateral, (vii) to hire one or more professional auctioneers to assist in the disposition of Collateral, whether or not the Collateral is of a specialized nature, (viii) to dispose of Collateral by utilizing internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capacity of doing so, or that match buyers and sellers of assets, (ix) to dispose of assets in wholesale rather than retail markets, (x) to disclaim disposition warranties, such as title, possession or quiet enjoyment, (xi) to purchase insurance or credit enhancements to insure the Collateral Agent against risks of loss, collection or disposition of Collateral or to provide to the Collateral Agent a guaranteed return from the collection or disposition of Collateral, or (xii) to the extent deemed appropriate by the Collateral Agent, to obtain the services of other brokers, investment bankers, consultants and other professionals to assist the Collateral Agent in the collection or disposition of any of the Collateral. Each Grantor acknowledges that the purpose of this Section 8.2 is to provide non-exhaustive indications of what actions or omissions by the Collateral Agent would be commercially reasonable in the Collateral Agent’s exercise of remedies against the Collateral and that other actions or omissions by the Collateral Agent shall not be deemed commercially unreasonable solely on account of not being indicated in this Section 8.2. Without limitation upon the foregoing, nothing contained in this Section 8.2 shall be construed to grant any rights to any Grantor or to impose any duties on the Collateral Agent that would not have been granted or imposed by this Security Agreement or by applicable law in the absence of this Section 8.2.
     8.3. Compromises and Collection of Collateral. The Grantors and the Collateral Agent recognize that setoffs, counterclaims, defenses and other claims may be asserted by obligors with respect to certain of the Receivables, that certain of the Receivables may be or become uncollectible in whole or in part and that the expense and probability of success in litigating a disputed Receivable may exceed the amount that reasonably may be expected to be recovered with respect to a Receivable. In view of the foregoing, each Grantor agrees that the Collateral Agent may at any time and from time to time, if an Event of Default has occurred and is continuing, compromise with the obligor on any Receivable, accept in full payment of any Receivable such amount as the Collateral Agent in its sole discretion shall determine or abandon any Receivable, and any such action by the Collateral Agent shall be commercially reasonable so long as the Collateral Agent acts in good faith based on information known to it at the time it takes any such action.
     8.4. Secured Party Performance of Debtor Obligations. Without having any obligation to do so, the Collateral Agent may perform or pay any obligation which any Grantor has agreed to perform or pay in this Security Agreement and the Grantors shall reimburse the Collateral Agent for any amounts paid by the Collateral Agent pursuant to this Section 8.4. The Grantors’ obligation to reimburse the Collateral Agent pursuant to the preceding sentence shall be a Secured Obligation payable on demand.
     8.5. [Reserved].
     8.6. [Reserved]
     8.7. No Waiver; Amendments; Cumulative Remedies. No delay or omission of the Collateral Agent or any Secured Party to exercise any right or remedy granted under this Security Agreement shall impair such right or remedy or be construed to be a waiver of any Default or an acquiescence therein, and any single or partial exercise of any such right or remedy shall not preclude any other or further exercise thereof or the exercise of any other right or remedy. No waiver, amendment or other variation of the terms, conditions or provisions of this Security Agreement whatsoever shall be valid unless in writing signed by the Collateral Agent and in accordance with the terms of the Indenture and each Permitted Additional Pari Passu Debt Document and then only to the extent in such writing specifically set forth. All rights and remedies contained in this Security Agreement or by law afforded shall be cumulative and all shall be available to the Collateral Agent and the Secured Parties until the Secured Obligations have been paid in full.
     8.8. Limitation by Law; Severability of Provisions. All rights, remedies and powers provided in this Security Agreement may be exercised only to the extent that the exercise thereof does not violate any applicable provision of law, and all the provisions of this Security Agreement are intended to be subject to all applicable mandatory provisions of law that may be controlling and to be limited to the extent necessary so that they shall not render this Security Agreement invalid, unenforceable or not entitled to be recorded or registered, in whole or in part. Any provision in any this Security Agreement that is held to be inoperative, unenforceable, or invalid in any jurisdiction shall, as to that jurisdiction, be inoperative, unenforceable, or invalid without affecting the remaining provisions in that jurisdiction or the operation, enforceability, or validity of that provision in any other jurisdiction, and to this end the provisions of this Security Agreement are declared to be severable.
     8.9. Reinstatement. This Security Agreement shall remain in full force and effect and continue to be effective should any petition be filed by or against any Grantor for liquidation or reorganization, should any Grantor become insolvent or make an assignment for the benefit of any creditor or creditors or should a receiver or trustee be appointed for all or any significant part of any Grantor’s assets, and shall continue to be effective or be reinstated, as the case may be, if at any time payment and performance of the Secured Obligations, or any part thereof, is, pursuant to applicable law, rescinded or reduced in amount, or must otherwise be restored or returned by any obligee of the Secured Obligations, whether as a “voidable preference,” “fraudulent conveyance,” or otherwise, all as though such payment or performance had not been made. In the event that any payment, or any part thereof, is rescinded, reduced, restored or returned, the Secured Obligations shall be reinstated and deemed reduced only by such amount paid and not so rescinded, reduced, restored or returned.
     8.10. Benefit of Agreement. The terms and provisions of this Security Agreement shall be binding upon and inure to the benefit of the Grantors, the Collateral Agent and the Secured Parties and their respective successors and assigns (including all persons who become bound as a debtor to this Security Agreement), except that no Grantor shall have the right to assign its rights or delegate its obligations under this Security Agreement or any interest herein, except as permitted by the terms of the Indenture and each Permitted Additional Pari Passu Debt Document. No sales of participations, assignments, transfers, or other dispositions of any agreement governing the Secured Obligations or any portion thereof or interest therein shall in any manner impair the Lien granted to the Collateral Agent, for the benefit of the Collateral Agent and the Secured Parties, hereunder.

     8.11. Survival of Representations. All representations and warranties of the Grantors contained in this Security Agreement shall survive the execution and delivery of this Security Agreement.
     8.12. Taxes and Expenses. Any taxes (including income taxes) payable or ruled payable by Federal or State or other taxing entity or authority in respect of this Security Agreement shall be paid by the Grantors, together with interest and penalties, if any. The Grantors shall reimburse the Collateral Agent for any and all out-of-pocket expenses and internal charges (including reasonable attorneys’, auditors’ and accountants’ fees and reasonable time charges of attorneys, paralegals, auditors and accountants who may be employees of the Collateral Agent) paid or incurred by the Collateral Agent in connection with the preparation, execution, delivery, administration, collection and enforcement of this Security Agreement and in the audit, analysis, administration, collection, preservation or sale of the Collateral (including the expenses and charges associated with any periodic or special audit of the Collateral). Any and all costs and expenses incurred by the Grantors in the performance of actions required pursuant to the terms hereof shall be borne solely by the Grantors.
     8.13. Headings. The title of and section headings in this Security Agreement are for convenience of reference only, and shall not govern the interpretation of any of the terms and provisions of this Security Agreement.
     8.14. Termination.
          (a) This Security Agreement shall continue in effect until all Secured Obligations have been indefeasibly paid and performed in full. Upon any such termination, the Collateral Agent shall, at the Grantors’ request and sole expense, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.
          (b) The Liens securing the Notes Obligations will be released, in whole or in part, as provided in Section 13.04 of the Indenture.
          (c) The Liens securing Permitted Additional Pari Passu Obligations of any series will be released, in whole or in part, as provided in Permitted Additional Pari Passu Debt Document governing such obligations.
          (d) Upon the termination or release of any Lien created hereunder or release of Collateral, the Collateral Agent will, upon request by and at the expense of any Grantor, promptly execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the termination of the Lien created hereunder or the release of such Collateral, as the case may be. Upon any release of Collateral pursuant to this Section 8.14, none of the Secured Parties shall have any continuing right or interest in such Collateral or the Proceeds of such Collateral.
          (e) Any Grantor shall be released as a Grantor and shall no longer be deemed to be a party to this Security Agreement if: (i) such Grantor is no longer a Guarantor or obligor under the Indenture, as permitted thereunder, and (ii) such Grantor is no longer a guarantor or obligor under any Permitted Additional Pari Passu Obligations, as permitted by all applicable Permitted Additional Pari Passu Debt Documents.
     8.15. Entire Agreement. This Security Agreement embodies the entire agreement and understanding between the Grantors and the Collateral Agent relating to the Collateral and supersedes all prior agreements and understandings between the Grantors and the Collateral Agent relating to the Collateral.
     8.16. Additional Grantors. From time to time subsequent to the date hereof, additional Persons may become parties hereto as additional Grantors (each, an “Additional Grantor”), by executing and delivering to the Collateral Agent a completed Assumption Agreement, substantially in the form of Annex I. Upon delivery of any such counterpart agreement to the Collateral Agent, notice of which is hereby waived by the Grantors, each Additional Grantor shall be deemed a Grantor hereunder and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto. The execution and delivery of such Assumption Agreement shall not require the consent of any Grantor hereunder. The rights and obligations of each Grantor hereunder shall remain in full force and effect notwithstanding the addition of any new Grantor as a party to this Security Agreement.
     8.17. CHOICE OF LAW. THIS SECURITY AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, BUT GIVING EFFECT TO FEDERAL LAWS APPLICABLE TO NATIONAL BANKS.
     8.18. CONSENT TO JURISDICTION. EACH GRANTOR HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF ANY U.S. FEDERAL OR NEW YORK STATE COURT SITTING IN NEW YORK, NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SECURITY AGREEMENT OR ANY OTHER LOAN DOCUMENT AND EACH GRANTOR HEREBY IRREVOCABLY AGREES THAT ALL CLAIMS IN RESPECT OF SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN ANY SUCH COURT AND IRREVOCABLY WAIVES ANY OBJECTION IT MAY NOW OR HEREAFTER HAVE AS TO THE VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING BROUGHT IN SUCH A COURT OR THAT SUCH COURT IS AN INCONVENIENT FORUM. NOTHING HEREIN SHALL LIMIT THE RIGHT OF THE COLLATERAL AGENT OR ANY SECURED PARTY TO BRING PROCEEDINGS AGAINST ANY GRANTOR IN THE COURTS OF ANY OTHER JURISDICTION. ANY JUDICIAL PROCEEDING BY ANY GRANTOR AGAINST THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY SECURED PARTY OR ANY AFFILIATE OF THE COLLATERAL AGENT OR ANY SECURED PARTY INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER SECURED DOCUMENT SHALL BE BROUGHT ONLY IN A COURT IN NEW YORK, NEW YORK.
     8.19. WAIVER OF JURY TRIAL. EACH GRANTOR, THE COLLATERAL AGENT AND EACH SECURED PARTY HEREBY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER SOUNDING IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS SECURITY AGREEMENT OR ANY OTHER SECURED DOCUMENT OR THE RELATIONSHIP ESTABLISHED THEREUNDER.
     8.20. Indemnity. Each Grantor hereby agrees to indemnify the Collateral Agent and the Secured Parties, and their respective successors, assigns, agents and employees, from and against any and all liabilities, damages, penalties, suits, costs, and expenses of any kind and nature (including, without limitation, all expenses of litigation or preparation therefor whether or not the Collateral Agent or any Secured Party is a party thereto) imposed on, incurred by or asserted against the Collateral Agent or the Secured Parties, or their respective successors, assigns, agents and employees, in any way relating to or arising out of this Security Agreement, or the manufacture, purchase, acceptance, rejection, ownership, delivery, lease, possession, use, operation, condition, sale, return or other disposition of any Collateral (including, without limitation, latent and other defects, whether or not discoverable by the Collateral Agent or the Secured Parties or any Grantor, and any claim for Patent, Trademark or Copyright Infringement) unless caused by the Collateral Agent or any such Secured Party’s (as applicable) gross negligence or willful misconduct.
     8.21. Counterparts. This Security Agreement may be executed in any number of counterparts, all of which taken together shall constitute one agreement, and any of the parties hereto may execute this Security Agreement by signing any such counterpart.
     8.22. Force Majeure. In no event shall the Collateral Agent be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its control, including, without limitation, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, loss or malfunctions of utilities or communications services; it being understood that the Collateral Agent shall use reasonable efforts which are consistent with accepted practices in the banking industry to resume performance as soon as practicable under the circumstances.
ARTICLE IX
NOTICES
     9.1. Sending Notices. Any notice required or permitted to be given under this Security Agreement shall be sent by United States mail, facsimile, .pdf transmission, personal delivery or nationally established overnight courier service, and shall be deemed received (a) when received, if sent by hand or overnight courier service, or mailed by certified or registered mail notices or (b) when sent, if sent by facsimile or .pdf transmission (except that, if not given during normal business hours for the recipient, such notice shall be deemed to have been given at the opening of business on the next Business Day for the recipient), in each case addressed to the Grantors, the Collateral Agent or any Secured Party at the applicable address set forth in the Indenture or with respect to any Authorized Representative other than the Collateral Agent, at its address set forth in the applicable Permitted Additional Secured Party Joinder.
     9.2. Change in Address for Notices. Each of the Grantors, the Collateral Agent, the other Authorized Representatives and the Secured Parties may change the address for service of notice upon it by a notice in writing to the other parties.
ARTICLE X
THE COLLATERAL AGENT
     U.S. Bank National Association has been appointed Collateral Agent for the Secured Parties pursuant to the Indenture and each Permitted Additional Secured Party Joinder. It is expressly understood and agreed that any authority conferred upon the Collateral Agent hereunder is subject to the terms of the delegation of authority made by the Secured Parties to the Collateral Agent pursuant to the Indenture or the applicable Permitted Additional Pari Passu Debt Document, and that the Collateral Agent has agreed to act (and any successor Collateral Agent shall act) as such hereunder only on the express conditions contained in the Indenture or the applicable Permitted Additional Pari Passu Debt Document. Any successor Collateral Agent appointed pursuant to the Indenture shall be entitled to all the rights, interests and benefits of the Collateral Agent hereunder.
ARTICLE XI
PERMITTED ADDITIONAL PARI PASSU OBLIGATIONS
     On or after the date hereof, the Company may from time to time designate additional Obligations of the Company or any Guarantor permitted to be incurred under the Indenture and to be secured by a Lien on the Collateral permitted by the Indenture as Permitted Additional Pari Passu Obligations by

delivering to the Collateral Agent and each Authorized Representative (a) a certificate signed by the Responsible Officer of the Company (i) identifying the obligations so designated and the aggregate principal amount or face amount thereof, stating that such obligations are designated as Permitted Additional Pari Passu Obligations for purposes hereof, (ii) representing that such designation of such obligations as Permitted Additional Pari Passu Obligations complies with the terms of each of this Security Agreement and the Indenture and (iii) specifying the name and address of an Authorized Representative for such obligations, (b) a fully executed Permitted Additional Secured Party Joinder (in the form attached as Annex II), (c) a certificate signed by a Responsible Officer of the Company to the effect that the designation of such obligations as “Permitted Additional Pari Passu Obligations” does not violate the terms of the Indenture and each then extant Permitted Additional Pari Passu Debt Document (upon which the Collateral Agent may conclusively and exclusively rely) and (d) a fully executed Intercreditor Agreement or a Joinder Agreement to the Intercreditor Agreement. Each Authorized Representative agrees that upon the satisfaction of all conditions set forth in the preceding sentence, the Collateral Agent shall act as agent under and subject to the terms of this Security Agreement for the benefit of all Secured Parties, including without limitation, any Secured Parties that hold any such Permitted Additional Pari Passu Obligations, and each Authorized Representative agrees to the appointment, and acceptance of the appointment, of the Collateral Agent as agent for the holders of such Permitted Additional Pari Passu Obligations as set forth in each Permitted Additional Secured Party Joinder and agrees, on behalf of itself and each Permitted Additional Secured Party it represents, to be bound by this Agreement. By accepting the benefits of this Agreement and the other Security Documents, each Secured Party agrees that it is bound by (i) the terms of the Intercreditor Agreement applicable to such Secured Party and (ii) the provisions of Annex III.
ARTICLE XII
THE INTERCREDITOR AGREEMENT
     Notwithstanding anything herein to the contrary, the lien and security interest in the ABL Priority Collateral granted to the Collateral Agent pursuant to this Agreement and the exercise of certain rights and remedies by the Collateral Agent hereunder with respect to the ABL Priority Collateral are subject to the provisions of the Intercreditor Agreement. In the event of any conflict between the terms of the Intercreditor Agreement and this Security Agreement, the terms of the Intercreditor Agreement shall govern and control. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations, the requirements of this Security Agreement to deliver ABL Priority Collateral and any certificates, Instruments or Documents in relation thereto to the Collateral Agent shall be deemed satisfied by delivery of such ABL Priority Collateral and such certificates, Instruments or documents in relation thereto to the ABL Agent (as bailee for the Collateral Agent). Each Grantor shall provide a prompt written notice to the Collateral Agent describing all certificates, Instruments, documents or other Collateral delivered to the ABL Agent pursuant to the immediately preceding sentence. For purposes of Section 5.4 of the Intercreditor Agreement and for the avoidance of doubt, each Grantor grants to the ABL Agent for the benefit of the Collateral Agent and the other Secured Parties, as collateral security for the prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of all the Secured Obligations, a continuing security interest in the Deposit Accounts. Each Grantor agrees that, in the event any Grantor takes any action to grant or perfect a Lien in favor of the ABL Agent in any assets, such Grantor shall also take such action to grant or perfect a Lien (subject to the Intercreditor Agreement) in favor of the Collateral Agent to secure the Secured Obligations without request of the Collateral Agent, except with respect to Deposit Accounts.
[Signature Page Follows]

     IN WITNESS WHEREOF, the Grantors, the Administrative Agent and the Collateral Agent have executed this Security Agreement as of the date first above written.

GRANTORS: LIZ CLAIBORNE, INC.
By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President — Chief Legal Officer, General Counsel and Corporate Secretary

BOODLE, INC. (F/K/A LCI LAUNDRY)
DB NEWCO CORP.
HAVANA, LLC
JERG, INC. (F/K/A C&C California, Inc.)
JUICY COUTURE, INC.
KATE SPADE LLC
L.C. AUGUSTA, INC.
L.C. CARIBBEAN HOLDINGS, INC.
L.C. LIBRA, LLC
L.C. LICENSING, INC.
L.C. SERVICE COMPANY, INC.
L.C. SPECIAL MARKETS, INC.
LCI ACQUISITION U.S., INC.
LCI HOLDINGS, INC.
LCI INVESTMENTS, INC.
LIZ CLAIBORNE ACCESSORIES, INC.
LIZ CLAIBORNE ACCESSORIES-SALES, INC.
LIZ CLAIBORNE COSMETICS, INC.
LIZ CLAIBORNE EXPORT, INC.
LIZ CLAIBORNE FOREIGN HOLDINGS, INC.
LIZ CLAIBORNE JAPAN, INC.
LIZ CLAIBORNE PUERTO RICO, INC.
LIZ CLAIBORNE SALES, INC.
LIZ CLAIBORNE SHOES, INC.
LUCKY BRAND DUNGAREES, INC.
LUCKY BRAND DUNGAREES STORES, INC.
MONET INTERNATIONAL, INC.
MONET PUERTO RICO, INC.
NONEE I, LLC (F/K/A ENYCE LLC)
NONEE I HOLDING, LLC (F/K/A ENYCE HOLDING, LLC)
SEGRETS, INC.
SKYLARK SPORT MARKETING CORPORATION
WESTCOAST CONTEMPO PROMENADE, INC.
WESTCOAST CONTEMPO RETAIL, INC.
WESTCOAST CONTEMPO USA, INC.

By:	/s/ Nicholas Rubino
	Name:	Nicholas Rubino
	Title:	Senior Vice President — Chief Legal Officer, General Counsel and Corporate Secretary

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:	/s/ Wally Jones
	Name:	Wally Jones
	Title:	Vice President

ACKNOWLEDGEMENT AND CONSENT
     The undersigned hereby acknowledges receipt of a copy of the Pledge and Security Agreement dated as of April 7, 2011 (the “Agreement”), made by the Grantors parties thereto for the benefit of [            ], as Administrative Agent and Collateral Agent. The undersigned agrees for the benefit of the Collateral Agent and the Secured Parties as follows:
          1. The undersigned will be bound by the terms of the Agreement and will comply with such terms insofar as such terms are applicable to the undersigned.
          2. The undersigned will notify the Collateral Agent promptly in writing of the occurrence of any of the events described in Section 4.6(c)(iii) or 4.6(c)(iv) of the Agreement.
          3. The terms of Sections 4.5(b), 4.5(c), 4.6(c)(v), 5.1(g), 5.2(c), 5.2(d) and 5.4 of the Agreement shall apply to it, mutatis mutandis, with respect to all actions that may be required of it pursuant to Section 4.5(b), 4.5(c), 4.6(c)(v), 5.1(g), 5.2(c), 5.2(d) or 5.4 of the Agreement and the undersigned agrees to comply with such Sections as though it were a party thereto.

[NAME OF ISSUER]

By:
Name:
Title:

Address for Notices:

Fax:

Sched 1-1

EXHIBIT A
NOTICE ADDRESS FOR ALL GRANTORS

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
Facsimile: (201) 295-6118		Facsimile: (201) 295-6118
INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE, INC.
I.	Name of Grantor: Liz Claiborne, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0911577

V.	Federal Identification Number: 13-2842791

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor or other related entity:

See Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF DB NEWCO. CORP.
I.	Name of Grantor: DB Newco Corp.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2682141

V.	Federal Identification Number: None

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF NONEE I HOLDING, LLC
I.	Name of Grantor: Nonee I Holding, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 3660614

V.	Federal Identification Number: 20-0105271

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway

New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: Enyce Holding, LLC

INFORMATION AND COLLATERAL LOCATIONS OF NONEE I, LLC
I.	Name of Grantor: Nonee I, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 2632122

V.	Federal Identification Number: 13-3893076

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway

New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: Enyce, L.L.C.

INFORMATION AND COLLATERAL LOCATIONS OF HAVANA LLC
I.	Name of Grantor: Havana LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 4345582

V.	Federal Identification Number: 26-0196898

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway

New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF JUICY COUTURE, INC.
I.	Name of Grantor: Juicy Couture, Inc.

II.	State of Incorporation or Organization: California

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: C1665143

V.	Federal Identification Number: 95-4321837

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF KATE SPADE LLC
I.	Name of Grantor: Kate Spade LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 2986943

V.	Federal Identification Number: 13-4039945

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway

New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF L. C. AUGUSTA, INC.
I.	Name of Grantor: L. C. Augusta, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2269906

V.	Federal Identification Number: 58-1957736

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF L.C. CARRIBEAN HOLDINGS, INC.
I.	Name of Grantor: L.C. Caribbean Holdings, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2206997

V.	Federal Identification Number: 22-2993843

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LC LIBRA, LLC
I.	Name of Grantor: LC Libra, LLC

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Limited Liability Company

IV.	Organizational Number assigned by State of Incorporation or Organization: 2824489

V.	Federal Identification Number: 52-2071393

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway

New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF L.C. LICENSING, INC.
I.	Name of Grantor: L.C. Licensing, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2214857

V.	Federal Identification Number: 13-3549513

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII. Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF L.C. SERVICE COMPANY, INC.
I.	Name of Grantor: L.C. Service Company, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2228923

V.	Federal Identification Number: 22-3039893

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF L.C. SPECIAL MARKETS, INC.
I.	Name of Grantor: L.C. Special Markets, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2297173

V.	Federal Identification Number: 22-3169917

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LCI ACQUISITION U.S., INC.
I.	Name of Grantor: LCI Acquisition U.S., Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3381143

V.	Federal Identification Number: 22-3799806

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LCI HOLDINGS, INC.
I.	Name of Grantor: LCI Holdings, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2136806

V.	Federal Identification Number: 13-3423562

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

See: Schedule 1

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LCI INVESTMENTS, INC.
I.	Name of Grantor: LCI Investments, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2165513

V.	Federal Identification Number: 22-2899716

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE ACESSORIES, INC.
I.	Name of Grantor: Liz Claiborne Accessories, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2078127

V.	Federal Identification Number: 22-2666657

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE ACESSORIES-SALES, INC.
I.	Name of Grantor: Liz Claiborne Accessories-Sales, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2079661

V.	Federal Identification Number: 13-3317074

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE COSMETICS, INC.
I.	Name of Grantor: Liz Claiborne Cosmetics, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2064549

V.	Federal Identification Number: 13-3351609

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

1441 Broadway New York, New York 10018

Attention: General Counsel

VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years:
1.	Realities Cosmetics Dist.

2.	Ellen Tracy Cosmetics Dist.

3.	Ussence Dist.

4.	Juicy Couture Dist.

5.	Realities Cosmetics

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE EXPORT, INC.
I.	Name of Grantor: Liz Claiborne Export, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0883644

V.	Federal Identification Number: 22-2281209

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE FOREIGN HOLDINGS, INC.
I.	Name of Grantor: Liz Claiborne Foreign Holdings, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2076878

V.	Federal Identification Number: 13-3385258

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE JAPAN, INC.
I.	Name of Grantor: Liz Claiborne Japan, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2917825

V.	Federal Identification Number: 22-3763183

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE PUERTO RICO, INC.
I.	Name of Grantor: Liz Claiborne Puerto Rico, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2433901

V.	Federal Identification Number: 66-0582789

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE SALES, INC.
I.	Name of Grantor: Liz Claiborne Sales, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 0947422

V.	Federal Identification Number: 22-2426258

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None
VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LIZ CLAIBORNE SHOES, INC.
I.	Name of Grantor: Liz Claiborne Shoes, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2236359

V.	Federal Identification Number: 13-3577943

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LUCKY BRAND DUNGAREES, INC.
I.	Name of Grantor: Lucky Brand Dungarees, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3053492

V.	Federal Identification Number: 95-4363823

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF LUCKY BRAND DUNGAREES STORES, INC.
I.	Name of Grantor: Lucky Brand Dungarees Stores, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3113929

V.	Federal Identification Number: 22-3687295

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF MONET INTERNATIONAL, INC.
I.	Name of Grantor: Monet International, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3253559

V.	Federal Identification Number: 05-0512566

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF MONET PUERTO RICO, INC.
I.	Name of Grantor: Monet Puerto Rico, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2116891

V.	Federal Identification Number: 22-2861188

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF SEGRETS, INC.
I.	Name of Grantor: Segrets, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 2997130

V.	Federal Identification Number: 04-2851834

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF WESTCOAST CONTEMPO PROMENADE, INC.
I.	Name of Grantor: Westcoast Contempo Promenade, Inc.

II.	State of Incorporation or Organization: Washington

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 602435415

V.	Federal Identification Number: 98-0444891

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF WESTCOAST CONTEMPO RETAIL, INC.
I.	Name of Grantor: Westcoast Contempo Retail, Inc.

II.	State of Incorporation or Organization: Washington

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 602359865

V.	Federal Identification Number: 98-0430308

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF WESTCOAST CONTEMPO (U.S.A.) INC.
I.	Name of Grantor: Westcoast Contempo (U.S.A.) Inc.

II.	State of Incorporation or Organization: Washington

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 601551072

V.	Federal Identification Number: 91-1646003

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

See: Schedule 1

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

See: Schedule 1

VIII.	Other names used within past five years: None

INFORMATION AND COLLATERAL LOCATIONS OF BOODLE, INC.
I.	Name of Grantor: Boodle, Inc.

II.	State of Incorporation or Organization: Delaware

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: 3167139

V.	Federal Identification Number: 95-3034013

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: LCI Laundry, Inc.

INFORMATION AND COLLATERAL LOCATIONS OF JERG, INC.
I.	Name of Grantor: Jerg, Inc.

II.	State of Incorporation or Organization: California

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: C2514188

V.	Federal Identification Number: 86-1062340

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: C&C California, Inc.

INFORMATION AND COLLATERAL LOCATIONS OF SKYLARK SPORT MARKETING CORPORATION
I.	Name of Grantor: Skylark Sport Marketing Corporation

II.	State of Incorporation or Organization: California

III.	Type of Entity: Corporation

IV.	Organizational Number assigned by State of Incorporation or Organization: C1694256

V.	Federal Identification Number: 33-0507081

VI.	Place of Business (if it has only one) or Chief Executive Office (if more than one place of business) and Mailing Address:

One Claiborne Avenue		5901 West Side Avenue
c/o Liz Claiborne, Inc.		c/o Liz Claiborne, Inc.
North Bergen, New Jersey 07047	Or	North Bergen, New Jersey 07047
Attention: General Counsel		Attention: General Counsel
VII.	Locations of Collateral:
(a)	Properties Owned by the Grantor:

None

(b)	Properties Leased by the Grantor:

None

(c)	Public Warehouses or other Locations pursuant to Bailment or Consignment Arrangements:

None

VIII.	Other names used within past five years: prAna

SCHEDULE 1 to EXHIBIT A
1. Liz Claiborne, Inc.
Locations of Collateral/Owned and
Leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Liz Claiborne, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1440	1440 Broadway	New York	NY	10018	1440 Broadway Owner LLC

2.	Liz Claiborne, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

3.	Liz Claiborne, Inc.	N/A	Offices/Showroom	HQ2	5901 Westside Avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.

4.	Liz Claiborne, Inc.	Liz Claiborne, Inc.	Warehouse	Distrib./OH	8741 Jacquemin Drive	West Chester	OH	45069	SunTrust Bank

5.	Liz Claiborne, Inc.	LC Libra, LLC	Offices/Showroom	DKNY Office Facility	240 West 40th St	New York	NY	10018	The Donna Karan Company

6.	Liz Claiborne, Inc.	Liz Claiborne, Inc.	Warehouse	Distrib./Allen.	650 Boulder Drive	Breinigsville	PA	18031	Liberty Property Limited Partnership
Locations of Collateral at Third Party Warehouses

	NAME OF		NAME OF WAREHOUSE				ZIP
	GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
1.	Liz Claiborne, Inc.	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

2.	Liz Claiborne, Inc.	Third Party Warehouse(TPW)	IDS — Integrated Dist. System	7101 NW 32nd Avenue	Miami	FL	33147

	NAME OF		NAME OF WAREHOUSE				ZIP
	GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
3.	Liz Claiborne, Inc.	Third Party Warehouse(TPW)	DSJ — West	24760 S. Main Street	Carson	CA	90745

4.	Liz Claiborne, Inc.	Third Party Warehouse(TPW)	PDI — Processing & Distr	14141 Alondra Blvd	Santa Fe Springs	CA	90670

5.	Liz Claiborne, Inc.	Third Party Warehouse(TPW)	Performance Team	11204 Norwalk Blvd.	Santa Fe Springs	CA	90670

2. Nonee I, LLC
Locations of Collateral at leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Nonee I, LLC	Nonee I, LLC	Offices/Showroom	Enyce	183 Madison Avenue	New York	NY	10016	Rock New York (183 Madison Avenue) LLC

2.	Nonee I, LLC	L.C. Service Company, Inc.	Offices/Showroom	Enyce	240 Peachtree St. NW	Atlanta	GA	30303	AmericasMart Real Estate, LLC

Exhibit A Item VII
3. Juicy Couture, Inc.
Locations of Collateral at leased properties*

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Harriman*	Woodbury Common Premium Outlets 216 Red Apple Court	Central Valley	NY	10917	CPG Partners, L.P.

2.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Cabazon*	Desert Hills Premium Outlets 48400 Seminole Road, Suite D-156	Cabazon	CA	92230	CPG Partners, L.P.

3.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE FORUM SHOPS AT CAESARS*	3500 Las Vegas Blvd. S. Ste.#S10	Las Vegas	Nevada	89109	Forum Shops, LLC

4.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	NORTHPARK CENTER*	8687 North Central Expressway N1-1216	Dallas	Texas	75225	NorthPark Partners, LP

5.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	PHIPPS PLAZA*	3500 Peachtree Road Ste. #1085A	Atlanta	Georgia	30326	CPI-Phipps Limited Liability Company

6.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Wrentham*	Wrentham Village Premium Outlets 1 Premium Outlet Blvd., Suite 637	Wrentham	MA	02093	CPG Partners, L.P.

7.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Riverhead*	Riverhead Tanger Outlet Center 100 Tanger Mall Drive	Riverhead	NY	11901	Tanger Properties Limited Partnership

8.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	San Marcos	Prime Outlets at San Marcos 3939 IH 35 South, Suite 240	San Marcos	TX	78666	San Marcos Factory Stores, Ltd

*	Store has storage space

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
9.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Ellenton	Prime Outlets at Ellenton 5597 Factory Shops Blvd., Suite 335	Ellenton	FL	34222	Gulf Coast Factory Shops Limited Partnership

10.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Sawgrass	Sawgrass Mills Mall 1800 Sawgrass Mills Circle, Suite 2610	Sunrise	FL	33323	Sawgrass Mills Phase IV, L.L.C.

11.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Miromar	Miromar Outlets 10801 Corkscrew Road, Space #166	Estero	FL	33928	Miromar Outlet West, LLC

12.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Carlsbad*	Carlsbad Premium Outlets 5610 Paseo Del Norte Space #B113	Carlsbad	CA	92008	CPG Carlsbad Holdings, LLC

13.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Camarillo	Camarillo Premium Outlets 910 Camarillo Center Drive, Suite #804	Camarillo	CA	93010	CPG Partners, L.P.

14.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Hilton Head*	Tanger Outlet Center 1270 Fording Island Road, Space 19A	Bluffton	SC	29910	COROC/Hilton Head I, L.L.C.

15.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Las Vegas North	Las Vegas Premium Outlets 775 South Grand Central Parkway, Suite 1380	Las Vegas	NV	89106	Simon/Chelsea Las Vegas Development, LLC

16.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Seattle*	Seattle Premium Outlets 10600 Quil Ceda Blvd. Space 530	Tulalip	WA	98271	CPG Partners, L.P.

17.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Orlando	Orlando Prime Outlets 4959 International Drive, Suite 1F.09	Orlando	FL	32819	Orlando Outlet Owner LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
18.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Leesburg	Leesburg Corner Premium Outlets 241 Ft. Evans Road NE Space #903	Leesburg	VA	20176	CPG Partners, L.P.

19.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Chicago	Chicago Premium Outlets 1650 Premium Outlets Blvd. Suite 1021	Aurora	IL	60502	Simon/Chelsea Chicago Development, LLC

20.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Williamsburg	Factory Outlet Mall 5625-110 Richmond Rd, F110	Williamsburg	VA	23188	Williamsburg Mazel, LLC

21.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Houston	Houston Premium Outlets 29300 Hempstead Road, Space 413	Cypress	TX	77433	CPG Houston Holdings, L.P.

22.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Philadelphia	Philadelphia Premium Outlets 18 Lightcap Road, Suite 1215	Pottstown	PA	19464	Chelsea Limerick Holdings, LLC

23.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Clinton	Clinton Crossing Premium Outlets 20-A Killingworth Turnpike, Space # 238	Clinton	CT	06413	CPG Partners, L.P.

24.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Jersey Gardens	651 Kapkowski Road Space 1234	Elizabeth	NJ	07201	JG Elizabeth, LLC

25.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Primm	Fashion Outlets of Las Vegas Las Vegas Blvd. South Space 220	Primm	NV	89019	Fashion Outlet of Las Vegas, LLC

26.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Dawsonville	North Georgia Premium Outlets 800 Highway 400 S. Sutie 895	Dawsonville	GA	30534	CPG Partners, L.P.

27.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Tinton Falls	Jersey Shore Premium Outlets 1 Premium Outlet Blvd., Space 761	Tinton Falls	NJ	7753	CPG Tinton Falls Urban Renewal, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
28.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Queenstown	Prime Outlets at Queenstown 209 Outlet Center Drive, Suite 209	Queenstown	MD	21658	Second Horizon Group Limited Partnership

29.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Niagara Falls	1712 Military Road, Suite 80A	Niagara Falls	NY	14304	Fashion Outlets of Niagara LLC

30.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Foley	Tanger Outlets at Foley 2601 McKenzie Street, Suite A-5	Foley	AL	36535	COROC/Riviera L.L.C.

31.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Tannersville	The Crossings Premium Outlets 1000 Rout 611 Space D06	Tannersville	PA	18372	CPG Partners, LP

32.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	St. Augustine	Prime Retail Outlet Center	St. Augustine	FL	32084	LVP St. Augustine Outlets, LLC
					500 Belz Outlet Blvd.,Suite A130

33.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Deer Park	Tanger Outlet Center at the Arches 1340 The Arches Circle, Suite 1427	Deer Park	NY	11729	Deer Park Enterprise, LLC

34.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	SCOTTSDALE FASHION SQUARE*	7014 East Camelback Road Space#1284	Scottsdale	Arizona	85251	Scottsdale Fashion Square LLC

35.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE WESTCHESTER	125 Westchester Avenue Space# 1210A	White Plains	New York	10601	Westchester Mall, LLC

36.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	NEWBURY STREET	12 Newbury Street	Boston	Massachsetts	02116	Norgand Realty LLC

37.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	5TH AVENUE	103 5th Avenue	New York	New York	10003	Harlington Realty Co., LLC

38.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	STATE STREET	803 State Street Space#803	Santa Barbara	California	93101	Sphear Investments, LLC

39.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	GRANT AVENUE	105 Grant Avenue Space #105	San Francisco	California	94108	Trinity Management Services

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
40.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	FASHION ISLAND	401 Newport Center Drive, Space #573	Newport Beach	California	92660	The Irvine Company, LLC

41.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	ALA MOANA CENTER*	1450 Ala Moana Blvd. Space#2055	Honolulu	Hawaii	96814	GGP Ala Moana, L.L.C.

42.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	ROYAL HAWAIIAN SHOPPING CENTER*	2301 Kalakaua Avenue Suite 102	Waikiki	Hawaii	96815	Trustees of the Estate of Bernice Pauahi Bishop

43.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	MADISON AVENUE	860 Madison Avenue	New York	New York	10021	Lighthouse Properties LLC

44.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	SAN FRANCISCO CENTRE	865 Market Street, Space #137/139	San Francisco	California	94103	Emporium Mall LLC

45.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	MALL AT MILLENIA	4200 Conroy Drive Suite P-271	Orlando	Florida	32839	Forbes Taubman Orlando, L.L.C

46.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE PIER SHOPS AT CAESARS	1 Atlantic Ocean, Space BR-120	Atlantic City	New Jersey	08401	Atlantic Pier Associates LLC

47.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE SHOPS AT LA CANTERA	15900 La Cantera Parkway Suite#4450	San Antonio	Texas	78256	La Cantera Retail Limited Partnership

48.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	VILLAGE OF MERRICK PARK	342 Avenue San Lorenzo, Suite# 1055	Coral Gables	Florida	33146	Merrick Park LLC

49.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	BLEECKER STRET	368 Bleecker Street	New York	New York	10014	Tamara Properties, Inc. and Gomidas Holding Corp.

50.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	VALLEY FAIR*	2855 Stevens Creek Blvd., Suite #1243	Santa Clara	California	95050	VF Mall LLC

51.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	MALIBU COUNTRY MART	3900 Cross Creek Road, Space #1A	Malibu	California	90265	3900 Cross Creek LLC dba Malibu Country Mart

52.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE DOMAIN	11601 Century Oaks Terrace, Suite #117	Austin	Texas	78758	SPGIL Domain, L.P.

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
53.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	GALLERIA DALLAS*	13350 Dallas Parkway, Space#1380	Dallas	Texas	75240	Galleria Mall Investors LP

54.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	KING OF PRUSSIA	160 North Gulph Road, Space #1086	King of Prussia	Pennsylvania	19406	King of Prussia Associates

55.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE MALL AT SHORT HILLS	1200 Morris Turnpike, Space# C232	Short Hills	New Jersey	07078	Short Hills Associates, L.L.C.

56.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	SOUTHPARK	4400 Sharon Road, Space# L-24	Charlotte	North Carolina	28211	SouthPark Mall Limited Partnership

57.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	TOWN CENTER AT BOCA RATON	6000 Glades Road, Space #1062	Boca Raton	Florida	33431	The Town Center at Boca Raton Trust

58.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	AVENTURA MALL	19501 Biscayne Blvd., Space #153	Aventura	Florida	33180	Aventura Mall Venture

59.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	NATICK COLLECTION	1245 Worchester Street, Space #3052	Natick	Massachsetts	01760	GGP — Natick West L.L.C.

60.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	CENTURY CITY	0250 Santa Monica Blvd., Space #57	Los Angeles	California	90067	Century City Mall, LLC

61.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	GALLERIA HOUSTON	5085 West Heimer Road	Houston	Texas	77056	HG Galleria I, II, III, L.P.

62.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	RODEO DRIVE	456 North Rodeo Drive	Beverly Hills	California	90210	Karl B. Schurz, as Trustee of the Karl B. Schurz Trust

63.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	WORTH AVENUE	225-A Worth Avenue	Palm Beach	Florida	33480	P/A Florida Associates

64.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	M STREET	3034 M Street	Washington	DC	20007	3034 LLC

65.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	TOWN SQUARE LAS VEGAS	6543 Las Veags Blvd South, Suite C-137	Las Vegas	Nevada	89119	Turnberry/Centra Sub, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
66.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	TYSON’S GALLERIA	1700 Galleria Drive, Space #2602	McLean	Virginia	22102	Tysons Galleria L.L.C.

67.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	ST. JOHN’S TOWN CENTER	4813 River City Drive, Suite #131	Jacksonville	Florida	32246	STJTC II, LLC

68.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	CHERRY CREEK MALL	3000 East First Avenue Space #267	Denver	Colorado	30206	Taubman Cherry Creek Shopping Center, L.L.C.

69.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	650 FIFTH AVENUE	650 5th Avenue	New york	New York	10022	650 Fifth Avenue Company

70.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE VILLAGE AT CORTE MADERA	1630 Redwood Highway, Space D-105	Corte Madera	California	94925	Corte Madera Village, LLC

71.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	ARDEN FAIR	1689 Arden Way, Space 1066	Sacremento	California	95815	Arden Fair Associates, L.P.

72.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	KING STRET	287 King Street	Charlestown	South Carolina	29401	Lyband Family LLC and Oristo Downtown LLC

73.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	PLAZA FRONTENAC	26 Plaza Frontenac, Space 26	St. Louis	Missouri	63131	Davis Street Land Company of Missouri, L.L.C.

74.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	AMERICANA AT MANHASSET	2036 Northern Boulevard	Long Island	NY	11030	Fifth Avenue of Long Island Realty Associates

75.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	AMERICANA AT BRAND	218 South Central Avenue, Space C-2	Glendale	California	91206	The Americana at Brand, LLC

76.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	101 EAST OAK STREET	101 East Oak Street	Chicago	Illinois	60611	Chicago Oak Street Partners, LLC

77.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	NORTHBROOK COURT	1216 Northbrook Court, Space #1216	Northbrook	Illinois	60062	Westcoast Estates

78.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	BRIDGE STREET TOWN CENTRE	330 Bridge Street, Suite 108	Huntsville	Alabama	35806	Huntsville Shores, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
79.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	37 WEST COLORADO	37 W. Colorado Blvd.	Pasadena	California	91103	One Colorado Investments LLC

80.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	GARDEN STATE PLAZA	One Garden State Plaza, Space 2018	Paramus	New Jersey	07652	Westland Garden State Plaza Limited Partnership

81.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	SOMERSET COLLECTION	2801 Beaver Road, E-154	Troy	Michigan	48084	Somerset Collection Limited Partnership

82.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	BROADWAY PLAZA	1275 Broadway Plaza, Space C58	Walnut Creek	California	94596	Macerich Northwestern Associates

83.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	FASHION VALLEY	7007 Friars Road	San Diego	California	92108	Fashion Valley Mall, LLC

84.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	THE MALL AT GREEN HILLS	2126 Abbott Marlin Road, Suite 233	Nashville	Tennessee	37215	Green Hills Mall, LLC

85.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	UNIVERSITY VILLAGE	2610 NEUniversity Village Street	Seattle	Washington	98105	University Village Limited Partnership

86.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	ROSS PARK	1000 Ross Park Mall Drive	Pittsburgh	Pennsylvania	85254	Penn Ross Joint Venture

87.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	NORTH STAR	7400 San Pedro Ave Suite 108, Suite 1275	San Antonio	Texas	78216	North Star Mall, LLC

88.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	PIONEER PLACE	700 SW 5th Avenue, Space 2115	Portland	Oregon	97204	Pioneer Place Limited Partnership

89.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Kierland Commons	15215 North Kierland Blvd	Scottsdale	Arizona	85254	Kierland Greenway, LLC

90.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy Couture Clearance/retai store	Secaucus*	55 Hartz Way, Space #100	Secaucus	NJ	07047	Secaucus Outlet Center, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
91.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy Couture Clearance/retai store	Katy Mills	Katy Mills Mall 5000 Katy Mills Circle, Suite# 330	Katy Mills	TX	77494	Katy Mills Mall Limited Partnership

92.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy Couture Temp/retail store	Grove City	Prime Outlets at Grove City 1911 Leesburg Road, Sutie 1060	Grove City	PA	16127	Grove City Factory Shops Limited Partnership

93.	Juicy Couture, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

94.	Juicy Couture, Inc.	Juicy Couture, Inc.	Offices/Showroom	Juicy	12970-12990 Branford Street	Arleta	CA	91331	Branford 5, LLC

95.	Juicy Couture, Inc.	Juicy Couture, Inc.	Offices/Showroom	Juicy	12723 Wentworth Street	Arleta	CA	91,331	IPERS BREA/Golden State Business Parks, Inc.

96.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Waterside Shops	5485 Tamiami Trail N.	Naples	FL	34108	Waterside at Pelican Bay LLC

97.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	1701 Walnut Street	1701 Walnut Street	Philadelphia	PA	19103	1701 Walnut Street, LLC

98.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Summit at Brmingham	220 Summit Blvd, Suite # 155	Birmingham	AL	35243	Bayer Retail Company VI, L.L.C.

99.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Stanford Shopping Center	180 El Camino Real, Suite # 115	Palo Alto	CA	94304	SPG Center, LLC

100.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/retail store	Roseville	1151 Galleria Blvd	Roseville	CA	95678	Roseville Shoppingtown LLC

101.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/Intimates	Forum Shops at Caesars	3500 Las Vegas Blvd South — Space E-11	Las Vegas	NV	89109	Forum Shops, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
102.	Juicy Couture, Inc.	LCI Holdings, Inc.	Juicy/Intimates	Forum Shops at Caesars	3500 Las Vegas Blvd South — Space S-10	Las Vegas	NV	89109	Forum Shops, LLC

Exhibit A Item VII
4. Kate Spade LLC
Locations of Collateral at leased properties*

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Kate Spade LLC	Liz Claiborne, Inc.	JACK SPADE/retail store	GREENE ST JACK SPADE	56 Greene St	New York	New York	10012	466-26 Soho LLC

2.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	harriman*	Woodbury Common Premium Outlets 234 Red Apple Ct.	Central Valley	New York	10917	CPG Partners, L.P.

3.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	san marcos	Prime Outlets at San Marcos 3939 IH-35 South, Space #1285	San Marcos	Texas	78666	San Marcos Factory Stores, Ltd.

4.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	chicago*	Chicago Premium Outlets 1650 Premium Outlets Blvd, Suite 1157	Aurora	Illinois	60502	Simon/Chelsea Chicago Development, LLC

5.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	sawgrass	Sawgrass Mills Mall 1800 Sawgrass Mills Circle 2640	Sunrise	Florida	33323	Sawgrass Mills Phase IV, L.L.C.

6.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	ellenton	Prime Outlets in Ellenton 5705 Factory Shops Blvd, Space 805 A	Ellenton	Florida	34222	Gulf Coast Factory Shops Limited Partnership

7.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	riverhead	Riverhead Tanger Outlet Center 1770 West Main Street, Suite 208	Riverhead	New York	11901	Tanger Properties Limited Partnership

*	Store has storage space

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
8.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	queenstown	Prime Outlets at Queenstown 401 Outlet Center Drive	Queenstown	Maryland	21658	Second Horizon Group Limited Partnership

9.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	wrentham*	Wrentham Village Premium Outlets One Premium Outlets Blvd. Space 453	Wrentham	Massachusetts	2093	CPG Partners, L.P.

10.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	north myrtle beach*	Tanger Outlet Center 10819 King’s Rd, Suite 400	Myrtle Beach	South Carolina	29572	TWMB Associates, LLC

11.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	leesburg	Leesburg Corner Premium Outlets 241 Ft. Evans Road NE, Space #900	Leesburg	Virginia	20176	CPG Partners, L.P.

12.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	jeffersonville	Prime Outlets at Jeffersonville 8000 Factory Shops Blvd, Suite 570	Jeffersonville	Ohio	43128	Ohio Factory Shops Partnership

13.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	cabazon	Desert Hills Premium Outlets 48650 Seminole Dr, Suite 105	Cabazon	California	92230	CPG Partners, LP

14.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	camarillo*	Camarillo Premium Outlets 950 Camarillo Center Dr, Suite 986	Camarillo	California	93010	CPG Partners, L.P.

15.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	las vegas north	Las Vegas Premium Outlets 795 S. Grand Central Pkwy, Suite 2205	Las Vegas	Nevada	89106	Simon/Chelsea Las Vegas Development, LLC

16.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	philadelphia	Philadelphia Premium Outlets 18 W Lightcap Road, Suite 740	Pottstown	Pennsylvania	19464	Chelsea Limerick Holdings, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
17.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	rehoboth	Tanger Outlet Center Midway 35016 Midway Outlet Dr., Suite 325	Rehoboth Beach	Delaware	19971	COROC/Rehoboth I L.L.C.

18.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	houston	Houston Premium Outlets 29300 Hempstead Road, Suite 419	Cypress	Texas	77433	CPG Houston Holdings, L.P.

19.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	seattle	Seattle Premium Outlets 10600 Quil Ceda Blvd, Suite 527	Tulalip	Washington	98271	CPG Partners, L.P.

20.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	hagerstown	Prime Outlets at Hagerstown 700 Prime Outlets Blvd., Suite 700A	Hagerstown	Maryland	21740	Outlet Village of Hagerstown Limited Partnership

21.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	st augustine	Prime Retail Outlet Center 500 Belz Outlet Blvd, Space 760	St Augustine	Florida	32084	LVP St. Augustine Outlets, LLC

22.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	orlando	Orlando Prime Outlets 4959 International Dr, Suite 1F 15	Orlando	Florida	32819	Orlando Outlet Owner LLC

23.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	williamsburg	Factory Outlet Mall 5645-130 Richmond Rd, H130	Williamsburg	Virginia	23188	Williamsburg Mazel, LLC

24.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	deer park	Tanger Outlet Center at the Arches 1215 The Arches Circle	Deer Park	New York	11729	Deer Park Enterprise, LLC

25.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	jersey shore	Jersey Shore Premium Outlets 1 Premium Outlet Blvd, Space 760	Tinton Falls	New Jersey	7753	CPG Tinton Falls Urban Renewal, LLC

26.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	primm	Fashion Outlets of Las Vegas 32100 Las Vegas Blvd South, Space 210	Primm	Nevada	89019	Fashion Outlet of Las Vegas, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
27.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	dawsonville	North Georgia Premium Outlets 800 Hwy 400 S. Suite 890	Dawsonville	Georgia	30534	CPG Partners, L.P.

28.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	clinton	20-A Killingworth Turnpike, Space 330	Clinton	Connecticut	6413	CPG Partners, LP

29.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	niagara falls	1758 Military Rd, Space 122	Niagara Falls	New York	14304	Fashion Outlets of Niagara LLC

30.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	broome street	454 Broome Street	New York	New York	10013	Chakrapani Corporation

31.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	newbury street	117 Newbury Street	Boston	Massachusetts	02116	Junior League of Boston, Inc.

32.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	Greenwich	271 Greenwich Avenue	Greenwich	Connecticut	06830	Estate of Mary S. Grannick

33.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	oak street*	56 East Oak Street	Chicago	Illinois	60611	Chicago Title Land Trust Company

34.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	grant avenue	227 Grant Avenue	San Francisco	California	94108	Bonds Land Investment Co., Ltd

35.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	Georgetown	3061 M Street NW	Washington	District of Columbia	20007	Lobert Properties

36.	Kate Spade LLC		kate spade/retail store	lenox square	3393 Peachtree Road NE., Suite 302A	Atlanta	Georgia	30326	The Retail Property Trust

37.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	galleria houston	5015 Westheimer Road, Suite 2300	Houston	Texas	77056	HG Shopping Centers, L.P.

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
38.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	Southpark	4400 Sharon Road, Suite 276	Charlotte	North Carolina	28211	SouthPark Mall Limited Partnership

39.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	northpark center	8687 N. Central Expressway, Suite 518	Dallas	Texas	75225	NorthPark Partners, LP

40.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	king of prussia plaza	160 North Gulph Road	King of Prussia	Pennsylvania	19406	King of Prussia Associates

41.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	palo alto	153 Stanford Shopping Center	Palo Alto	California	94304	SPG Center, LLC

42.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	scottsdale fashion square	7014 East Camelback Road, Suite #1127	Scottsdale	Arizona	85251	Scottsdale Fashion Square LLC

43.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	somerset collection	2801 West Big Beaver Road, C-149	Troy	Michigan	48084	Somerset Collection Limited Partnership

44.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	palmer square	10 Hulfish Street	Princeton	New Jersey	08542	Nassau Inn Limited Partnership

45.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	fashion island	819 Newport Center Drive	Newport Beach	California	92660	The Irvine Company, LLC

46.	Kate Spade LLC	Kate Spade LLC	kate spade/retail store	royal hawaiin	2233 Kalakaua Avenue, Suite B-107	Honolulu	Hawaii	96815	Trustees of the Estate of Bernice Pauahi Bishop

47.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	fifth avenue	135 5th Avenue	New York	New York	10010	135 Fifth Avenue LLC

48.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	san francisco centre	845 Market Street, Space 108	San Francisco	California	94103	S.F. Centre Limited Partnership

49.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	americana at brand	116 Caruso Ave	Glendale	California	91210	The Americana at Brand, LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
50.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	west Colorado	39 W. Colorado Blvd.	Pasadena	California	91105	One Colorado Investments LLC

51.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	pioneer place	700 SW 5th Avenue, Suite 2075	Portland	Oregon	97204	Pioneer Place Limited Partnership

52.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	mall at chestnut hill	199 Boylston St	Chestnut Hill	Massachusetts	2467	WMACH LLC

53.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	broadway plaza	1245 Broadway Plaza, space 34C	Walnut Creek	California	94596	Macerich Northwestern Associates

54.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	Century city	10250 Santa Monica Blvd., Space 14	Los Angeles	California	90067	Century City Mall, LLC

55.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	corte madera	1814 Redwood Highway, Space B025	Corte Madera	California	94925	Corte Madera Village, LLC

56.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	topanga	6600 Topanga Canyon Boulevard, Store 26	Canoga Park	California	91303	Westfield Topanga Owner LP

57.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	fashion valley	7007 Friars Rd, Space 845 A	San Diego	California	92108	Fashion Valley Mall, LLC

58.

59.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	ross park	1000 Ross Park Mall Dr	Pittsburgh	Pennsylvania	15237	Penn Ross Joint Venture

60.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	international plaza	2223 N. west Shore Blvd, Space 221	Tampa	Florida	33607	Tampa Westshore Associates Limited Partnership

61.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	Waterside shops	5485 Tamiami Trail North, Space D-5	Naples	Florida	34108	Waterside at Pelican Bay LLC

Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
62.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	westchester	125 Westchester Ave, Space 2840 B	White Plains	New York	10601	Westchester Mall, LLC

63.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	mall at greenhills	2126 Abbott Martin Road, Space 277	Nashville	Tennessee	37215	Green Hills Mall, LLC

64.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	fashion show	3200 Las Vegas Boulevard S, Suite 1330	Las Vegas	Nevada	89109	Fashion Show Mall, LLC

65.	Kate Spade LLC	Kate Spade LLC	Offices/Showroom	Kate Spade	48 w25th	New York	NY	10010	48 West 25th Street, LLC

66.	Kate Spade LLC	Kate Spade LLC	Offices/Showroom	Kate Spade	40 w25th	New York	NY	10010	LCI Holdings, Inc.

67.	Kate Spade LLC	Liz Claiborne, Inc.	Warehouse	Distrib./OH	8741 Jacquemin Drive	West Chester	OH	45069	SunTrust Bank

68.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	Plaza Frontenac	34 Plaza Frontenac	St Louis	MO	63131	Davis Street Land Company of Missouri L.L.C.

69.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/retail store	Ala Moana	1450 Ala Moana Blvd	Honolulu	HI	96814	GGP Ala Moana L.L.C.

70.	Kate Spade LLC	LCI Holdings, Inc.	kate spade/outlet	Manchester Designer	97 Depot Street	Manchester	VT	5255	H.B. Realty Partners, L.P.

71.	Kate Spade LLC	LCI Holdings, Inc.	Jack Spade/retail store	Bleeker Street	400 Bleeker Street	New York	NY	10014	400 Bleecker Street Co., LLC

72.	Kate Spade LLC	LCI Holdings, Inc.	Jack Spade/retail store	Abbot Kinney	1132 Abbot Kinney Boulevard	Venice	CA	90291	Scott J. Borman

Exhibit A Item VII
5. LC Libra, LLC
Locations of Collateral at leased properties:

NAME OF	NAME OF		STORE				ZIP
GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
LC Libra, LLC	LC Libra, LLC	Offices/Showroom	Inc./40	240 West 40th St.; floors 4-5	New York	NY	10018	The Donna Karan Company
Locations of Collateral at Third Party Warehouses:

	NAME OF		NAME OF WAREHOUSE				ZIP
	GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
1.	LC Libra, LLC	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

2.	LC Libra, LLC	Third Party Warehouse(TPW)	TID — Trans Int’l Distr	8411 Gavin Road, Units C&D	Laredo	TX	78045

3.	LC Libra, LLC	Third Party Warehouse(TPW)	DSJ West	24760 S. Main Street	Carson	CA	90745

Exhibit A Item VII
6. L.C Licensing, Inc.
Locations of Collateral at leased properties

NAME OF	NAME OF		STORE				ZIP
GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
L.C Licensing, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

7. L.C. Service Company, Inc.
Locations of Collateral at leased properties
Exhibit A Item VII

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	L.C. Service Company, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

2.	L.C. Service Company, Inc.	L.C. Service Company, Inc.	Offices/Showroom	L.C. Service Co.	260 Peachtree St	Atlanta	GA	30303	260 Properties, L.L.C.

3.	L.C. Service Company, Inc.	N/A	Offices/Showroom	HQ2	5901 Westside avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.

4.	L.C. Service Company, Inc.	Lucky Brand Dungarees, Inc.	Warehouse	Lucky	3340 Leonis Blvd	Vernon	CA	90058	The Feit Living Trust dated June 10, 1997

Exhibit A Item VII
8. L.C. Special Markets, Inc.
Locations of Collateral at leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	L.C. Special Markets, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

2.	L.C. Special Markets, Inc.	N/A	Offices/Showroom	HQ2	5901 Westside avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.
Locations of Collateral at Third Party Warehouses:

		NAME OF
NAME OF		WAREHOUSE				ZIP
GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
L.C. Special Markets, Inc.	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

Exhibit A Item VII
9. LCI Holdings, Inc.
Locations of Collateral/Owned and Leased properties*

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0376	Aurora	Aurora Farms Premium Outlet 549 South Chillicothe Road, Suite #367	Aurora	OH	44202	CPG Partners, L.P.

2.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0377	Secaucus*	55 Hartz Way	Seacaucus	NJ	07094	Secaucus Outlet Center, LLC

3.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0378	Lancaster*	Tanger Factory Outlet 623 Outlet Drive	Lancaster	PA	17602	Tanger Properties Limited Partnership

4.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0379	Riverhead*	Tanger Factory Outlet Center 1770 West Main Street	Riverhead	NY	11901	Tanger Properties Limited Partnership

5.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0380	Ellenton	Prime Outlets at Ellenton 5105 Factory Stores Shops	Ellenton	FL	34222	Alan M. Mont and Francine S. Ginsburg

6.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0381	Harriman*	Woodbury Common Premium Outlets 227 Red Apple Court	Central Valley	NY	10917	CPG Partners, L.P.

7.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0382	San Marcos	4015 IH 35 South, Suite #101B	San Marcos	TX	78666	Tanger Properties Limited Partnership

*	Store has storage space

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
8.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0386	Tannersville*	1000 Route 611 Suite C4	Tannersville	PA	18372	Chelsea Pocono Finance, LLC

9.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0389	Orlando	Orlando Prime Outlets 4955 International Drive, Suite 1C.13	Orlando	FL	32819	Orlando Outlet Owner LLC

10.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0390	Gilroy	Gilroy Premium Outlets 8155 Arroyo Circle, Suite A011B	Gilroy	CA	95020	F/C Gilroy Development LLC.

11.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	0391	Wrentham*	Wrentham Village Premium Outlets 1 Premium Outlet Blvd., Suite #625	Wrentham	MA	02093	CPG Partners, L.P.

12.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	1001	Louisiana Boardwalk	380 Boardwalk Blvd.	Bossier City	LA	71111	Louisiana Riverwalk, LLC

13.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	1601	Vegas North	Las Vegas Premium Outlets 775 South Grand Central Parkway, Suite 1382	Las Vegas	NV	89106	Simon/Chelsea Las Vegas Development, LLC

14.	LCI Holdings, Inc.	LCI Holdings, Inc.	DKNY Jeans/retail store	1602	Philadelphia	18 Lightcap Road Space 101B	Pottstown	PA	19464	Chelsea Limerick Holdings LLC

15.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	0070	Harriman*	Woodbury Common Premium Outlets 216 Red Apple Court	Central Valley	NY	10917	CPG Partners, L.P.

16.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	0071	Cabazon*	Desert Hills Premium Outlets	Cabazon	CA	92230	CPG Partners, L.P.

						48400 Seminole Road, Suite D-156

17.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	177	THE FORUM SHOPS AT CAESARS*	3500 Las Vegas Blvd. S. Ste.#S10	Las Vegas	Nevada	89109	Forum Shops, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
18.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	190	NORTHPARK CENTER*	8687 North Central Expressway N1-1216	Dallas	Texas	75225	NorthPark Partners, LP

19.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	191	PHIPPS PLAZA*	3500 Peachtree Road Ste. #1085A	Atlanta	Georgia	30326	CPI-Phipps Limited Liability Company

20.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1002	Wrentham*	Wrentham Village Premium Outlets 1 Premium Outlet Blvd., Suite 637	Wrentham	MA	02093	CPG Partners, L.P.

21.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1003	Riverhead*	Riverhead Tanger Outlet Center 100 Tanger Mall Drive	Riverhead	NY	11901	Tanger Properties Limited Partnership

22.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1004	San Marcos	Prime Outlets at San Marcos 3939 IH 35 South, Suite 240	San Marcos	TX	78666	San Marcos Factory Stores, Ltd

23.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1005	Ellenton	Prime Outlets at Ellenton 5597 Factory Shops Blvd., Suite 335	Ellenton	FL	34222	Gulf Coast Factory Shops Limited Partnership

24.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1006	Sawgrass	Sawgrass Mills Mall 1800 Sawgrass Mills Circle, Suite 2610	Sunrise	FL	33323	Sawgrass Mills Phase IV, L.L.C.

25.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1007	Miromar	Miromar Outlets 10801 Corkscrew Road, Space #166	Estero	FL	33928	Miromar Outlet West, LLC

26.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1300	Carlsbad*	Carlsbad Premium Outlets 5610 Paseo Del Norte Space #B113	Carlsbad	CA	92008	CPG Carlsbad Holdings, LLC

27.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1301	Camarillo	Camarillo Premium Outlets 910 Camarillo Center Drive, Suite #804	Camarillo	CA	93010	CPG Partners, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
28.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1302	Hilton Head*	Tanger Outlet Center 1270 Fording Island Road, Space 19A	Bluffton	SC	29910	COROC/Hilton Head I, L.L.C.

29.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1304	Las Vegas North	Las Vegas Premium Outlets 775 South Grand Central Parkway, Suite 1380	Las Vegas	NV	89106	Simon/Chelsea Las Vegas Development, LLC

30.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1305	Seattle*	Seattle Premium Outlets 10600 Quil Ceda Blvd. Space 530	Tulalip	WA	98271	CPG Partners, L.P.

31.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1307	Orlando	Orlando Prime Outlets 4959 International Drive, Suite 1F.09	Orlando	FL	32819	Orlando Outlet Owner LLC

32.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1308	Leesburg	Leesburg Corner Premium Outlets 241 Ft. Evans Road NE Space #903	Leesburg	VA	20176	CPG Partners, L.P.

33.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1309	Chicago	Chicago Premium Outlets 1650 Premium Outlets Blvd. Suite 1021	Aurora	IL	60502	Simon/Chelsea Chicago Development, LLC

34.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1311	Williamsburg	Factory Outlet Mall 5625-110 Richmond Rd, F110	Williamsburg	VA	23188	Williamsburg Mazel, LLC

35.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1312	Houston	Houston Premium Outlets 29300 Hempstead Road, Space 413	Cypress	TX	77433	CPG Houston Holdings, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
36.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1313	Philadelphia	Philadelphia Premium Outlets 18 Lightcap Road, Suite 1215	Pottstown	PA	19464	Chelsea Limerick Holdings, LLC

37.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1314	Clinton	Clinton Crossing Premium Outlets 20-A Killingworth Turnpike, Space # 238	Clinton	CT	06413	CPG Partners, L.P.

38.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1316	Jersey Gardens	651 Kapkowski Road Space 1234	Elizabeth	NJ	07201	JG Elizabeth, LLC

39.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1317	Primm	Fashion Outlets of Las Vegas Las Vegas Blvd. South Space 220	Primm	NV	89019	Fashion Outlet of Las Vegas, LLC

40.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1318	Dawsonville	North Georgia Premium Outlets 800 Highway 400 S. Sutie 895	Dawsonville	GA	30534	CPG Partners, L.P.

41.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1319	Tinton Falls	Jersey Shore Premium Outlets 1 Premium Outlet Blvd., Space 761	Tinton Falls	NJ	07753	CPG Tinton Falls Urban Renewal, LLC

42.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1320	Queenstown	Prime Outlets at Queenstown 209 Outlet Center Drive, Suite 209	Queenstown	MD	21658	Second Horizon Group Limited Partnership

43.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1321	Niagara Falls	1712 Military Road, Suite 80A	Niagara Falls	NY	14304	Fashion Outlets of Niagara LLC

44.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1323	Foley	Tanger Outlets at Foley 2601 McKenzie Street, Suite A-5	Foley	AL	36535	COROC/Riviera L.L.C.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
45.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1325	Tannersville	The Crossings Premium Outlets 1000 Rout 611 Space D06	Tannersville	PA	18372	CPG Partners, LP

46.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1327	St. Augustine	Prime Retail Outlet Center 500 Belz Outlet Blvd.,Suite A130	St. Augustine	FL	32084	LVP St. Augustine Outlets, LLC

47.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	1328	Deer Park	Tanger Outlet Center at the Arches 1340 The Arches Circle, Suite 1427	Deer Park	NY	11729	Deer Park Enterprise, LLC

48.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3500	SCOTTSDALE FASHION SQUARE*	7014 East Camelback Road Space#1284	Scottsdale	Arizona	85251	Scottsdale Fashion Square LLC

49.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3501	THE WESTCHESTER	125 Westchester Avenue Space# 1210A	White Plains	New York	10601	Westchester Mall, LLC

50.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3502	NEWBURY STREET	12 Newbury Street	Boston	Massachsetts	02116	Norgand Realty LLC

51.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3503	5TH AVENUE	103 5th Avenue	New York	New York	10003	Harlington Realty Co., LLC

52.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3504	STATE STREET	803 State Street Space#803	Santa Barbara	California	93101	Sphear Investments, LLC

53.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3505	GRANT AVENUE	105 Grant Avenue Space #105	San Francisco	California	94108	Trinity Management Services

54.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3506	FASHION ISLAND	401 Newport Center Drive, Space #573	Newport Beach	California	92660	The Irvine Company, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
55.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3507	ALA MOANA CENTER*	1450 Ala Moana Blvd. Space#2055	Honolulu	Hawaii	96814	GGP Ala Moana, L.L.C.

56.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3508	ROYAL HAWAIIAN SHOPPING CENTER*	2301 Kalakaua Avenue Suite 102	Waikiki	Hawaii	96815	Trustees of the Estate of Bernice Pauahi Bishop

57.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3509	MADISON AVENUE	860 Madison Avenue	New York	New York	10021	Lighthouse Properties LLC

58.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3510	SAN FRANCISCO CENTRE	865 Market Street, Space #137/139	San Francisco	California	94103	Emporium Mall LLC

59.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3511	MALL AT MILLENIA	4200 Conroy Drive Suite P-271	Orlando	Florida	32839	Forbes Taubman Orlando, L.L.C

60.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3512	THE PIER SHOPS AT CAESARS	1 Atlantic Ocean, Space BR-120	Atlantic City	New Jersey	08401	Atlantic Pier Associates LLC

61.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3513	THE SHOPS AT LA CANTERA	15900 La Cantera Parkway Suite#4450	San Antonio	Texas	78256	La Cantera Retail Limited Partnership

62.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3514	VILLAGE OF MERRICK PARK	342 Avenue San Lorenzo, Suite# 1055	Coral Gables	Florida	33146	Merrick Park LLC

63.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3515	BLEECKER STRET	368 Bleecker Street	New York	New York	10014	Tamara Properties, Inc. and Gomidas Holding Corp.

64.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3516	VALLEY FAIR*	2855 Stevens Creek Blvd., Suite #1243	Santa Clara	California	95050	VF Mall LLC

65.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3517	MALIBU COUNTRY MART	3900 Cross Creek Road, Space #1A	Malibu	California	90265	3900 Cross Creek LLC dba Malibu Country Mart

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
66.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3518	THE DOMAIN	11601 Century Oaks Terrace, Suite #117	Austin	Texas	78758	SPGIL Domain, L.P.

67.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3519	GALLERIA DALLAS*	13350 Dallas Parkway, Space#1380	Dallas	Texas	75240	Galleria Mall Investors LP

68.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3520	KING OF PRUSSIA	160 North Gulph Road, Space #1086	King of Prussia	Pennsylvania	19406	King of Prussia Associates

69.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3521	THE MALL AT SHORT HILLS	1200 Morris Turnpike, Space# C232	Short Hills	New Jersey	07078	Short Hills Associates, L.L.C.

70.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3522	SOUTHPARK	4400 Sharon Road, Space# L-24	Charlotte	North Carolina	28211	SouthPark Mall Limited Partnership

71.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3523	TOWN CENTER AT BOCA RATON	6000 Glades Road, Space #1062	Boca Raton	Florida	33431	The Town Center at Boca Raton Trust

72.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3524	AVENTURA MALL	19501 Biscayne Blvd., Space #153	Aventura	Florida	33180	Aventura Mall Venture

73.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3525	NATICK COLLECTION	1245 Worchester Street, Space #3052	Natick	Massachsetts	01760	GGP — Natick West L.L.C.

74.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3526	CENTURY CITY	0250 Santa Monica Blvd., Space #57	Los Angeles	California	90067	Century City Mall, LLC

75.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3527	GALLERIA HOUSTON	5085 West Heimer Road	Houston	Texas	77056	HG Galleria I, II, III, L.P.

76.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3529	RODEO DRIVE	456 North Rodeo Drive	Beverly Hills	California	90210	Karl B. Schurz, as Trustee of the Karl B. Schurz Trust

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
77.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3530	WORTH AVENUE	225-A Worth Avenue	Palm Beach	Florida	33480	P/A Florida Associates

78.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3531	M STREET	3034 M Street	Washington	DC	20007	3034 LLC

79.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3532	TOWN SQUARE LAS VEGAS	6543 Las Veags Blvd South, Suite C-137	Las Vegas	Nevada	89119	Turnberry/Centra Sub, LLC

80.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3533	TYSON’S GALLERIA	1700 Galleria Drive, Space #2602	McLean	Virginia	22102	Tysons Galleria L.L.C.

81.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3534	ST. JOHN’S TOWN CENTER	4813 River City Drive, Suite #131	Jacksonville	Florida	32246	STJTC II, LLC

82.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3535	CHERRY CREEK MALL	3000 East First Avenue Space #267	Denver	Colorado	30206	Taubman Cherry Creek Shopping Center, L.L.C.

83.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3536	650 FIFTH AVENUE	650 5th Avenue	New york	New York	10022	650 Fifth Avenue Company

84.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3537	THE VILLAGE AT CORTE MADERA	1630 Redwood Highway, Space D-105	Corte Madera	California	94925	Corte Madera Village, LLC

85.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3538	ARDEN FAIR	1689 Arden Way, Space 1066	Sacremento	California	95815	Arden Fair Associates, L.P.

86.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3539	KING STRET	287 King Street	Charlestown	South Carolina	29401	Lyband Family LLC and Oristo Downtown LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
87.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3540	PLAZA FRONTENAC	26 Plaza Frontenac, Space 26	St. Louis	Missouri	63131	Davis Street Land Company of Missouri, L.L.C.

88.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3541	AMERICANA AT MANHASSET	2036 Northern Boulevard	Long Island	NY	11030	Fifth Avenue of Long Island Realty Associates

89.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3542	AMERICANA AT BRAND	218 South Central Avenue, Space C-2	Glendale	California	91206	The Americana at Brand, LLC

90.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3543	101 EAST OAK STREET	101 East Oak Street	Chicago	Illinois	60611	Chicago Oak Street Partners, LLC

91.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3545	NORTHBROOK COURT	1216 Northbrook Court, Space #1216	Northbrook	Illinois	60062	Westcoast Estates

92.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3547	BRIDGE STREET TOWN CENTRE	330 Bridge Street, Suite 108	Huntsville	Alabama	35806	Huntsville Shores, LLC

93.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3548	37 WEST COLORADO	37 W. Colorado Blvd.	Pasadena	California	91103	One Colorado Investments LLC

94.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3549	GARDEN STATE PLAZA	One Garden State Plaza, Space 2018	Paramus	New Jersey	07652	Westland Garden State Plaza Limited Partnership

95.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3550	SOMERSET COLLECTION	2801 Beaver Road, E-154	Troy	Michigan	48084	Somerset Collection Limited Partnership

96.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3551	BROADWAY PLAZA	1275 Broadway Plaza, Space C58	Walnut Creek	California	94596	Macerich Northwestern Associates

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
97.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3552	FASHION VALLEY	7007 Friars Road	San Diego	California	92108	Fashion Valley Mall, LLC

98.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3553	THE MALL AT GREEN HILLS	2126 Abbott Marlin Road, Suite 233	Nashville	Tennessee	37215	Green Hills Mall, LLC

99.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3554	UNIVERSITY VILLAGE	2610 NEUniversity Village Street	Seattle	Washington	98105	University Village Limited Partnership

100.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3556	ROSS PARK	1000 Ross Park Mall Drive	Pittsburgh	Pennsylvania	85254	Penn Ross Joint Venture

101.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3557	NORTH STAR	7400 San Pedro Ave Suite 108, Suite 1275	San Antonio	Texas	78216	North Star Mall, LLC

102.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3558	PIONEER PLACE	700 SW 5th Avenue, Space 2115	Portland	Oregon	97204	Pioneer Place Limited Partnership

103.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3562	Kierland Commons	15215 North Kierland Blvd	Scottsdale	Arizona	85254	Kierland Greenway, LLC

104.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy Couture Clearance/retai store	1303	Secaucus*	55 Hartz Way, Space #100	Secaucus	NJ	07047	Secaucus Outlet Center, LLC

105.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy Couture Clearance/retai store	1306	Katy Mills	Katy Mills Mall 5000 Katy Mills Circle, Suite# 330	Katy Mills	TX	77494	Katy Mills Mall Limited Partnership

106.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy Couture Temp/retail store	1324	Grove City	Prime Outlets at Grove City 1911 Leesburg Road, Sutie 1060	Grove City	PA	16127	Grove City Factory Shops Limited Partnership

107.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1804	ellenton	Prime Outlets in Ellenton 5705 Factory Shops Blvd, Space 805 A	Ellenton	Florida	34222	Gulf Coast Factory Shops Limited Partnership

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
108.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1805	riverhead	Riverhead Tanger Outlet Center 1770 West Main Street, Suite 208	Riverhead	New York	11901	Tanger Properties Limited Partnership

109.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1806	queenstown	Prime Outlets at Queenstown 401 Outlet Center Drive	Queenstown	Maryland	21658	Second Horizon Group Limited Partnership

110.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1807	wrentham*	Wrentham Village Premium Outlets One Premium Outlets Blvd. Space 453	Wrentham	Massachusetts	2093	CPG Partners, L.P.

111.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1808	north myrtle beach*	Tanger Outlet Center 10819 King’s Rd, Suite 400	Myrtle Beach	South Carolina	29572	TWMB Associates, LLC

112.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1810	leesburg	Leesburg Corner Premium Outlets 241 Ft. Evans Road NE, Space #900	Leesburg	Virginia	20176	CPG Partners, L.P.

113.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1811	jeffersonville	Prime Outlets at Jeffersonville 8000 Factory Shops Blvd, Suite 570	Jeffersonville	Ohio	43128	Ohio Factory Shops Partnership

114.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1812	cabazon	Desert Hills Premium Outlets	Cabazon	California	92230	CPG Partners, LP
						48650 Seminole Dr, Suite 105

115.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1813	camarillo*	Camarillo Premium Outlets	Camarillo	California	93010	CPG Partners, L.P.
						950 Camarillo Center Dr, Suite 986

116.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1815	las vegas north	Las Vegas Premium Outlets 795 S. Grand Central Pkwy, Suite 2205	Las Vegas	Nevada	89106	Simon/Chelsea Las Vegas Development, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
117.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1816	philadelphia	Philadelphia Premium Outlets 18 W Lightcap Road, Suite 740	Pottstown	Pennsylvania	19464	Chelsea Limerick Holdings, LLC

118.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1819	rehoboth	Tanger Outlet Center Midway 35016 Midway Outlet Dr., Suite 325	Rehoboth Beach	Delaware	19971	COROC/Rehoboth I L.L.C.

119.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1820	houston	Houston Premium Outlets 29300 Hempstead Road, Suite 419	Cypress	Texas	77433	CPG Houston Holdings, L.P.

120.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1821	seattle	Seattle Premium Outlets 10600 Quil Ceda Blvd, Suite 527	Tulalip	Washington	98271	CPG Partners, L.P.

121.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1823	hagerstown	Prime Outlets at Hagerstown 700 Prime Outlets Blvd., Suite 700A	Hagerstown	Maryland	21740	Outlet Village of Hagerstown Limited Partnership

122.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1824	st augustine	Prime Retail Outlet Center	St Augustine	Florida	32084	LVP St. Augustine Outlets, LLC
						500 Belz Outlet Blvd, Space 760

123.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1825	orlando	Orlando Prime Outlets 4959 International Dr, Suite 1F 15	Orlando	Florida	32819	Orlando Outlet Owner LLC

124.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1826	williamsburg	Factory Outlet Mall 5645-130 Richmond Rd, H130	Williamsburg	Virginia	23188	Williamsburg Mazel, LLC

125.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1827	deer park	Tanger Outlet Center at the Arches 1215 The Arches Circle	Deer Park	New York	11729	Deer Park Enterprise, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
126.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1828	jersey shore	Jersey Shore Premium Outlets 1 Premium Outlet Blvd, Space 760	Tinton Falls	New Jersey	7753	CPG Tinton Falls Urban Renewal, LLC

127.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1829	primm	Fashion Outlets of Las Vegas 32100 Las Vegas Blvd South, Space 210	Primm	Nevada	89019	Fashion Outlet of Las Vegas, LLC

128.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1830	dawsonville	North Georgia Premium Outlets 800 Hwy 400 S. Suite 890	Dawsonville	Georgia	30534	CPG Partners, L.P.

129.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1832	clinton	20-A Killingworth Turnpike, Space 330	Clinton	Connecticut	6413	CPG Partners, LP

130.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	1833	niagara falls	1758 Military Rd, Space 122	Niagara Falls	New York	14304	Fashion Outlets of Niagara LLC

131.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3201	newbury street	117 Newbury Street	Boston	Massachusetts	02116	Junior League of Boston, Inc.

132.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3202	greenwich	271 Greenwich Avenue	Greenwich	Connecticut	06830	Estate of Mary S. Grannick

133.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3203	oak street*	56 East Oak Street	Chicago	Illinois	60611	Chicago Title Land Trust Company

134.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3207	lenox square	3393 Peachtree Road NE., Suite 302A	Atlanta	Georgia	30326	The Retail Property Trust

135.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3227	fifth avenue	135 5th Avenue	New York	New York	10010	135 Fifth Avenue LLC

136.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3229	san francisco centre	845 Market Street, Space 108	San Francisco	California	94103	S.F. Centre Limited Partnership

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
137.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3231	americana at brand	116 Caruso Ave	Glendale	California	91210	The Americana at Brand, LLC

138.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3237	west colorado	39 W. Colorado Blvd.	Pasadena	California	91105	One Colorado Investments LLC

139.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3239	pioneer place	700 SW 5th Avenue, Suite 2075	Portland	Oregon	97204	Pioneer Place Limited Partnership

140.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3240	mall at chestnut hill	199 Boylston St	Chestnut Hill	Massachusetts	2467	WMACH LLC

141.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3241	broadway plaza	1245 Broadway Plaza, space 34C	Walnut Creek	California	94596	Macerich Northwestern
										Associates

142.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3242	century city	10250 Santa Monica Blvd., Space 14	Los Angeles	California	90067	Century City Mall, LLC

143.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3244	corte madera	1814 Redwood Highway, Space B025	Corte Madera	California	94925	Corte Madera Village, LLC

144.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3246	topanga	6600 Topanga Canyon Boulevard, Store 26	Canoga Park	California	91303	Westfield Topanga Owner LP

145.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3247	fashion valley	7007 Friars Rd, Space 845 A	San Diego	California	92108	Fashion Valley Mall, LLC

146.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3251	ross park	1000 Ross Park Mall Dr	Pittsburgh	Pennsylvania	15237	Penn Ross Joint Venture

147.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3255	international plaza	2223 N. west Shore Blvd, Space 221	Tampa	Florida	33607	Tampa Westshore Associates Limited Partnership

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
148.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3256	waterside shops	5485 Tamiami Trail North, Space D-5	Naples	Florida	34108	Waterside at Pelican Bay LLC

149.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3257	westchester	125 Westchester Ave, Space 2840 B	White Plains	New York	10601	Westchester Mall, LLC

150.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3258	mall at greenhills	2126 Abbott Martin Road, Space 277	Nashville	Tennessee	37215	Green Hills Mall, LLC

151.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3259	fashion show	3200 Las Vegas Boulevard S, Suite 1330	Las Vegas	Nevada	89109	Fashion Show Mall, LLC

152.	LCI Holdings, Inc.	LCI Holdings, Inc.	Kensie/retal store	1404	Harriman	Woodbury Common Premium Outlets 231 Red Apple Court Route 32, Box 11	Central Valley	NY	10917	CPG Partners, L.P

153.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0301	Lake Buena Vista	15831 Apopka Vineland Road	Orlando	FL	32821	Lake Buena Vista Joint Venture

154.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0303	Howell	Kensington Valley Factory Shops 1475 North Burkhart Road, Suite B-130	Howell	MI	48855	Tanger Properties Limited Partnership

155.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0304	Blowing Rock	Tanger Outlet Center U S Highway 321, Suite #100	Blowing Rock	NC	28605	Tanger Properties Limited Partnership

156.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0306	Hagerstown	Prime Outlets at Hagerstown 700 Prime Outlets Blvd., Space 700	Hagerstown	MD	21740	Outlet Village of Hagerstown Limited Partnership

157.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0308	Barceloneta	1 Prime Outlets Blvd., Suite 400	Barceloneta	PR	00617	PR Barceloneta, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
158.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0309	Bessemer	4665 Vision Land Parkway, Suite 105	Bessemer	AL	35022	WaterMark Place - Birmingham, LLC

159.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0310	Park City	Factory Stores at Park City 6699 North Landmark Dr., suite L120	Park City	UT	84098	COROC/Park City L.L.C.

160.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0311	Allen	Allen Premium Outlets 820 West Stacy Road, Suite 190	Allen	TX	75013	Chelsea GCA Realty Partnership, L.P.

161.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0313	Las Vegas South	Las Vegas Outlet Center 7400 Las Vegas Blvd., South	Las Vegas	NV	89123	Chelsea Las Vegas Holdings LLC

162.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0315	Opry Mills	Opry Mills 168 Opry Mills Drive	Nashville	TN	37214	Opry Mills Mall Limited Partnership

163.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0317	Arundel Mills	7000 Arundel Mills Circle, Suite 438	Hanover	MD	21076	Arundel Mills, LP

164.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0321	Sawgrass Mills	Sawgrass Mills Mall 12801 West Sunrise Blvd., Suite #441	Sunrise	FL	33323	Sunrise Mills (MLP) Limited Partnership

165.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0322	Lincoln City	The Factory Stores of Lincoln City 1500 SE East Devils Lake Road Suite 500, Space B100	Lincoln City	OR	97367	COROC/Lincoln City L.L.C.

166.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0323	Canovanas	Belz Factory Outlet World 18400 State Road # 3,	Canovanas	PR	00729	FOM Puerto Rico, S.E.
						Suite #170

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
167.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0324	San Diego	4201 Camino de la Plaza Suite G -138	San Diego	CA	92173	Chelsea San Diego Finance, LLC

168.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0325	Auburn Hills	Great Lakes Crossings Mall 4680 Baldwin Road, Suite M-903	Auburn Hills	MI	48326	Taubman Auburn Hills Associates Limited Partnership

169.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0329	Castle Rock	Prime Outlets at Castle Rock 5050 Factory Shops Blvd, Space 400	Castle Rock	CO	80104	Craig Realty Group - Castle Rock, LLC

170.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0330	Flemington	Liberty Village Premium Outlets One Church Street, Suite 92	Flemington	NJ	08822	CPG Partners, L.P.

171.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0332	Atlantic City	2000 Artic Avenue, Space 500	Atlantic City	NJ	08401	COROC/Hilton Head II, L.L.C.

172.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0333	Vacaville	Vacaville Premium Outlets 121-D Nut Tree Road	Vacaville	CA	95687	CPG Finance II, LLC

173.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0334	Destin	Silver Sands Factory Stores 10406 Emerald Coast Parkway West, Suite 41	Destin	FL	32550	Silver Sands Joint Venture Partners II

174.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0335	Tilton	Lakes Region Factory Stores 120 Laconia Road, Space 128	Tilton	NH	03276	COROC/Lakes Region, L.L.C.

175.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0336	Hershey	The Outlets at Hershey 31 Outlet Square	Hershey	PA	17033	FSH, Associates, LP

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
176.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0337	Crossville	Crossville Outlet Center 361 Sweeney Drive, Space 129	Crossville	TN	38555	CPG Finance II, LLC

177.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0338	Albertville*	Albertville Premium Outlets 6500 Labeaux Avenue NE, Suite D20	Allbertville	MN	56301	CPG Partners, L.P.

178.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0340	Myrtle Beach	Myrtle Beach Factory Stores 4638 Factory Stores Blvd. Suite EE160	Myrtle Beach	SC	29579	COROC/Myrtle Beach L.L.C.

179.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0341	Chicago	Chicago Premium Outlets 1650 Premium Outlets Blvd., Suite #1001	Aurora	IL	60502	Simon/Chelsea Chicago Development, LLC

180.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0342	Jackson	Jackson Outlet Village 537 Monmouth Rd., Space 300	Jackson	NJ	08527	CPG Partners, L.P.

181.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0343	Edinburgh	Edinburgh Premium Outlets 11811 N. Executive Rd., Suite B030	Edinburgh	IN	46124	CPG Partners, L.P.

182.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0345	Tulare	1477 Retherford Street, Suite D50	Tulare	CA	93274	PRE/Tulare (CA) LLC

183.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0347	Lake Park	Lake Park Outlets 5261 Mill Store Road, Suite #29	Lake Park	GA	31636	PRE/Lake Park (GA), LLC

184.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0349	Seattle	Seattle Premium Outlets 10600 Quil Ceda Blvd., Space #528	Tulalip	WA	98271	CPG Partners, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
185.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0350	Woodburn	Woodburn Company Stores 1001 Arney Road, Space #114	Woodburn	OR	97071	Craig Realty Group - Woodburn, LLC

186.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0351	Troutdale	Columbia Forge Premium Outlets 450 NW257th Way, Space #216	Troutdale	OR	97060	Chelsea Financing Partnership, L.P.

187.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0702	Kittery*	283 US Route 1, Suite #14	Kittery	ME	03904	Tanger Properties Limited Partnership

188.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0704	Reading	Reading Vanity Fair 801 Hill Avenue	Wyomissing	PA	19610	Vanity Fair Factory Outlet, Inc.

189.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0706	Williamsburg	5699-12 Richmond Road	Williamsburg	VA	23188	Williamsburg Outlets, L.L.C

190.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0707	Foley	2601 McKenzie Street, Suite #194	Foley	AL	36535	COROC/Riviera L.L.C.

191.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0708	Sevierville*	5 Oaks Mall 1645 Parkway, Suite #610	Sevierville	TN	37862	Tanger Properties Limited Partnership

192.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0710	Kenosha	Prime Outlets At Kenosha 11211 120th Avenue, Suite #1	Pleasant Prairie	WI	53158	Prime Outlets at Pleasant Prairie LLC

193.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0713	Harriman*	Woodbury Common Premium Outlets 231 Red Apple Court Route 32, Box 11	Central Valley	NY	10917	CPG Partners, L.P

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
194.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0715	Queenstown	Prime Outlets at Queenstown 401 Outlet Center Drive	Queenstown	MD	21658	Second Horizon Group Limited Partnership

195.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0716	Birch Run	Prime Outlets at Birch Run 12154 Beyer Road, #330	Birch Run	MI	48415	Birch Run Outlets II, LLC

196.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0718	Gilroy	Gilroy Premium Outlets 8155-1 Arroyo Circle, Store #1	Gilroy	CA	95020	F/C Gilroy Development, LLC

197.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0721	Amana	Tanger Factory Outlet Center Tanger Drive, Suite 101	Williamsburg	IA	52361	Tanger Properties, LP.

198.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0724	Casa Grande	2300 East Tanger Drive, Building B, Suite#101	Casa Grande	AZ	85222	All State Associates of Pinal XV, LLC

199.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0727	Calhoun	455 Belwood Road Store 29, Suite # 3	Calhoun	GA	30701	Calhoun Outlets LLC

200.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0730	San Marcos	4015 IH 35 South, Suite #101	San Marcos	TX	78666	Tanger Properties Limited Partnership

201.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0734	Sante Fe*	Santa Fe Premium Outlets 8380 Cerrillos Road, Suite #100	Sante Fe	NM	87505	Fashion Outlets of Santa Fe, LLC

202.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0736	Riverhead*	Tanger Factory Outlet Center Tanger Drive, Suite #101	Riverhead	NY	11901	Tanger Properties Limited Partnership

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
203.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0738	Vero Beach	The Outlets at Vero Beach 1896 94th Drive, H-140	Vero Beach	FL	32966	Vero Beach Outlet, LLC

204.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0741	West Branch	Tanger Factory Outlet Center 2990 Cook Road, Suite #130	West Branch	MI	48661	Tanger Properties Limited Partnership

205.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0742	Aurora	Aurora Farms Premium Outlets 549 South Chillicothe Road, Suite #360	Aurora	OH	44202	CPG Partners, L.P.

206.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0743	Barstow	2796 Tanger Way, Suite #201	Barstow	CA	92311	Tanger Properties Limited Partnership

207.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0744	Lancaster	801 Stanley K. Tanger Blvd.	Lancaster	PA	17602	Tanger Properties Limited Partnership

208.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0745	Cabazon	48400 Seminole Road, Suite #700	Cabazon	CA	92230	CPG Partners, L.P.

209.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0746	Napa	Napa Premium Outlets 607 Factory Stores Drive	Napa	CA	94558	Chelsea Financing Partnership, LP

210.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0747	Rehoboth Beach*	Tanger Outlet Center Midway 35016 Midway Outlet Drive, Suite #327	Rehoboth Beach	DE	19971	COROC/Rehoboth I L.L.C.

211.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0748	Osage Beach	Osage Beach Premium Outlets 4540 Highway 54 - Suite BB1	Osage Beach	MO	65065	CPG Partners, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
212.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0749	Tannersville	The Crossings Premium Outlets 500 Crossings Factory Stores, Suite #201	Tannersville	PA	18372	Chelsea Pocono Finance, LLC

213.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0754	Gonzales	2100 Tanger Blvd., Suite #101	Gonzales	LA	70737	Tanger Properties Limited Partnership

214.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0759	Branson*	300 Tanger Drive, Suite #101	Branson	MO	65616	Tanger Properties Limited Partnership

215.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0760	Locust Grove	1000 Tanger Drive., Suite #303	Locust Grove	GA	30248	Tanger Properties Limited Partnership

216.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0761	Clinton	Clinton Crossing Premium Outlets 20 Killingworth Turnpike, Suite #100	Clinton	CT	06413	CPG Partners, L.P.

217.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0762	Smithfield	Carolina Premium Outlets 1025 Industrial Park Drive, Suite #10	Smithfield	NC	27577	CPG Finance I, LLC

218.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0763	Darien	Prime Outlets at Darien 1111 Magnolia Bluff Way SW Suite 500	Darien	GA	31305	PRE/Darien (GA) LLC

219.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0764	Michigan City	Lighthouse Place Premium Outlets 1670 Lighthouse Place	Michigan City	IN	46360	F/C Michigan City Development LLC

220.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0767	Niagara Falls	Fashion Outlets at Niagara Falls 1690 Military Road	Niagra Falls	NY	14304	Fashion Outlets of Niagara, LLC

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
221.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0770	Grove City	Prime Outlets at Grove City Intersection of I-79 & Route 208 Suite #200	Grove City	PA	16127	Grove City Factory Shops Limited Partnership

222.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0772	Pigeon Forge*	135 Wears Valley Road East, Suite #1	Pigeon Forge	TN	37863	Pigeon Forge Outlets Partners, LLC

223.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0773	Camarillo	Camarillo Premium Outlets 950 Camarillo Center Drive, Suite #976	Camarillo	CA	93010	CPG Partners, L.P.

224.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0774	Seaside	Seaside Factory Outlet Center 1111 N Roosevelt Street, Suite #360	Seaside	OR	97138	NW Capital Investment Group, LLC

225.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0785	Leesburg	Leesburg Corner Premium Outlet 241 Fort Evans Rd NE Space 901	Leesburg	VA	20176	CPG Partners, L.P.

226.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	0787	Wrentham	Wrentham Village Premium Outlets One Premium Outlet Blvd., Suite #450	Wrentham	MA	02093	CPG Partners, L.P.

227.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1008	Round Rock	440 N. IH 35, Suite #401	Round Rock	TX	78664	CPG Tinton Falls Urban Renewal, LLC

228.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1010	Charleston	4840 Tanger Outlet Blvd., Suite 401	N. Charleston	SC	29418	Tanger Properties Limited Partnership

229.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1011	Lake George	1444 State Route 9., Suite #16	Lake George	NY	12845	Adirondack Factory Outlet Center, Inc.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
230.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1012	Mercedes*	5001 E. Expressway 83, Suite #401	Mercedes	TX	78570	CPG Mercedes, L.P.

231.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1013	Orlando (Prime)	4963 International Drive, Suite 2B-01	Orlando	FL	32819	Orlando Outlet Owner LLC

232.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1014	Philadelphia	18 Lightcap Road Space 101A	Pottstown	PA	19464	Chelsea Limerick Holdings LLC

233.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1015	El Paso	7051 South Desert Blvd. Space G700	El Paso	TX	79932	El Paso Outlet Center, LLC

234.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1017	Louisiana Boardwalk	326 Plaza Loop	Bossier City	LA	71111	Louisiana Riverwalk, LLC

235.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne/retail store	1022	Houston	Houston Premium Outlets 29300 Hempstead Road, Suite 882	Cypress	TX	77433	CPG Houston Holdings, L.P.

236.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Company/store	0057	Ramsey	111 Interstate Shopping Center, Unit 32	Ramsey	NJ	07446	Gabrellian Associates

237.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Company/store	0061	Winter Park	520 North Orlando Avenue, Suite 105B	Winter Park	FL	32789	Winter Park Town Center, Ltd.

238.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0302	St. Augustine	500 Belz Outlet Blvd., Suite #245	St. Augustine	FL	32084	LVP St. Augustine Outlets LLC

239.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0326	Hilton Head	Hilton Head Factory Stores 1414 Fording Island Road, Suite G130	Blufton	SC	29910	COROC/Hilton Head II, L.L.C.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
240.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0327	North Myrtle Beach	Tanger Outlet Center 10819 Kings Road, Suite 400	Myrtle Beach	SC	29572	TWMB Associates, LLC

241.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0768	Ellenton	Prime Outlets at Ellenton 5705 Factory Shops Blvd.	Ellenton	FL	34222	Gulf Coast Factory Shops Limited Partnership

242.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0777	Naples	Prime Outlets at Naples 6040 Collier Blvd., Suite #170	Naples	FL	34114	Coral Isle Factory Shops Limited Partnership

243.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Golf/retail store	0789	Sanibel Island	20350 Summerlin Road, Suite #8110	Fort Myers	FL	33908	Tanger Properties Limited Partnership

244.	LCI Holdings, Inc.	LCI Holdings, Inc.	Liz Claiborne Woman /store	0796	San Marcos	4015 IH 35 South, Suite #505	San Marcos	TX	78666	Tanger Properties Limited Partnership

245.	LCI Holdings, Inc.	N/A	Offices/Showroom		HQ2	5901 Westside avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.

246.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3300	Jackson Outlet Village	537 Monmouth Road	Jackson	NJ	08527	CPG Partners, L.P.

247.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3304	Target Factory Outlet Center	Tanger Drive	Riverhead	NY	11901	Tanger Properties Limited Partnership

248.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3305	Camarillo Primium Outlets*	950 Camarillo Center Drive	Camarillo	CA	93010	CPG Partners, L.P.

249.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3306	North Gerogia Premium Outlets	800 Highway 400 S.	Dawsonville	GA	30534	CPG Partners, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
250.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3307	Chicago Premium Outlets	1650 Premium Outlets Blvd	Aurora	IL	60502	Simon/Chelsea Chicago Development, LLC

251.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3308	Carolina Premium Outlets CLEARANCE	1025 Industrial Park Drive	Smithfield	NC	27577	CPG Finance I, LLC

252.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3309	Albertville Premium Outlets CLEARANCE	6500 Labeaux Avenue NE Suite D20	Albertville	MN	55301	CPG Partners, L.P.

253.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3311	Las Vegas Premium Outlets	775 South Grand Central Pkwy	Las Vegas	NV	89106	Simon/Chelsea Las Vegas Development, LLC

254.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3318	Rehoboth	35016 Midway Outlet Dr	Rehoboth Beach	DL	19971	COROC/Rehoboth I L.L.C.

255.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3320	Hilton Head Factory Stores	1414 Fording Island Road	Bluffon	SC	29910	Atlantic City Associates, LLC

256.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3329	Opry Mills	172 Opry Mills Drive	Nashville	TN	37214	Opry Mills Mall Limited Partnership

257.	LCI Holdings, Inc.	LCI Holdings, Inc.	Lucky/outlet store	3337	Napa Premium Outlet	605 Factory Stores Dr.	Napa	CA	94558	Chelsea Financing Partnership, LP

258.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3261	Plaza Frontenac	34 Plaza Frontenac	St Louis	MO	63131	Davis Street Land Company of Missouri L.L.C.

259.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/retail store	3265	Ala Moana	1450 Ala Moana Blvd	Honolulu	HI	96814	GGP Ala Moana L.L.C.

260.	LCI Holdings, Inc.	LCI Holdings, Inc.	kate spade/outlet	1835	Manchester Designer	97 Depot Street	Manchester	VT	05255	H.B. Realty Partners, L.P.

Exhibit A Item VII

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT/Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord
261.	LCI Holdings, Inc.	LCI Holdings, Inc.	Jack Spade/retail store	3266	Bleeker Street	400 Bleeker Street	New York	NY	10014	400 Bleecker Street Co., LLC

262.	LCI Holdings, Inc.	LCI Holdings, Inc.	Jack Spade/retail store	3270	Abbot Kinney	1132 Abbot Kinney Boulevard	Venice	CA	90291	Scott J. Borman

263.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3544	Waterside Shops	5485 Tamiami Trail N.	Naples	FL	34108	Waterside at Pelican Bay LLC

264.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3546	1701 Walnut Street	1701 Walnut Street	Philadelphia	PA	19103	1701 Walnut Street, LLC

265.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3561	Summit at Brmingham	220 Summit Blvd, Suite # 155	Birmingham	AL	35243	Bayer Retail Company VI, L.L.C.

266.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3566	Stanford Shopping Center	180 El Camino Real, Suite # 115	Palo Alto	CA	94304	SPG Center, LLC

267.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/retail store	3568	Roseville	1151 Galleria Blvd	Roseville	CA	95678	Roseville Shoppingtown LLC

268.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/Intimates	3571	Forum Shops at Caesars	3500 Las Vegas Blvd South — Space E-11	Las Vegas	NV	89109	Forum Shops, LLC

269.	LCI Holdings, Inc.	LCI Holdings, Inc.	Juicy/Intimates	3574	Forum Shops at Caesars	3500 Las Vegas Blvd South — Space S-10	Las Vegas	NV	89109	Forum Shops, LLC
Locations of Collateral at Third Party Warehouses:

Exhibit A Item VII

			NAME OF
	NAME OF		WAREHOUSE				ZIP
	GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
1.	LCI Holdings, Inc.	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

2.	LCI Holdings, Inc.	Third Party Warehouse(TPW)	TID — Trans Int’l Distr	8411 Gavin Road, Units C&D	Laredo	TX	78045

3.	LCI Holdings, Inc.	Third Party Warehouse(TPW)	IDS — Integrated Dist. System	7101 NW 32nd Avenue	Miami	FL	33147

4.	LCI Holdings, Inc.	Third Party Warehouse(TPW)	PDI — Processing & Distr	14141 Alondra Blvd	Santa Fe Springs	CA	90670

5.	LCI Holdings, Inc.	Third Party Warehouse(TPW)	DSJ West	24760 S. Main Street, Unit A	Carson	CA	90746

Exhibit A Item VII
10. Liz Claiborne Accessories, Inc.
Locations of Collateral at leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Liz Claiborne Accessories, Inc.	Liz Claiborne Accessories, Inc.	Warehouse	Jewelry	One Powder Hill Road	Lincoln	RI	02865	SunTrust Bank

2.	Liz Claiborne Accessories, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

3.	Liz Claiborne Accessories, Inc.	N/A	Offices/Showroom	HQ2	5901 Westside avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.
Locations of Collateral at Third Party Warehouses:

			NAME OF
	NAME OF		WAREHOUSE				ZIP
	GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE
1.	Liz Claiborne Accessories, Inc.	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

2.	Liz Claiborne Accessories, Inc.	Third Party Warehouse(TPW)	DSJ West	24760 S. Main Street	Carson	CA	90745

Exhibit A Item VII
11. Liz Claiborne Accessories-Sales, Inc.
Locations of Collateral at leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
1.	Liz Claiborne	Liz Claiborne, Inc.	Offices/Showroom	Inc./1440	1440 Broadway;	New York	NY	10018	1440 Broadway Owner
	Accessories-Sales, Inc.				floors 2-5				LLC

2.	Liz Claiborne	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp
	Accessories-Sales, Inc.

Exhibit A Item VII
12. Liz Claiborne Cosmetics, Inc.
Locations of Collateral at leased properties

NAME OF	NAME OF		STORE				ZIP
GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord
Liz Claiborne Cosmetics, Inc.	Liz Claiborne Cosmetics, Inc.	Warehouse	Cosmetics	120 Herrod Boulevard	Dayton	NJ	08810	Forsgate Industrial Complex

Exhibit A Item VII
13. Liz Claiborne Puerto Rico, Inc.
Locations of Collateral at leased properties

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord

1.	Liz Claiborne Puerto Rico, Inc.	Liz Claiborne Puerto Rico, Inc.	Lucky/retail store	Plaza Las Americas Puerto Rico	525 Avenida F.D. Roosevelt	San Juan Puerto Rico	PR	00918	Plaza Las Americas, Inc.

2.	Liz Claiborne Puerto Rico, Inc.	Liz Claiborne Puerto Rico, Inc.	Liz Claiborne - Retail Store	Barceloneta	1 Prime Outlets Blvd., Suite 400	Barceloneta	PR	00617	PR Barceloneta, LLC

3.	Liz Claiborne Puerto Rico, Inc.	Liz Claiborne Puerto Rico, Inc.	Liz Claiborne - Retail Store	Canovanas	Belz Factory Outlet World 18400 State Road # 3, Suite #170	Canovanas	PR	00729	FOM Puerto Rico, S.E.

Exhibit A Item VII
14. Liz Claiborne Sales, Inc.
Locations of Collateral at leased properties

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord

1.	Liz Claiborne Sales, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

2.	Liz Claiborne Sales, Inc.	N/A	Offices/Showroom	HQ2	5901 Westside avenue	North Bergen	NJ	07047	Owned by LCI Holdings, Inc.

15. Lucky Brand Dungarees, Inc.
Locations of Collateral at leased properties

	NAME OF	NAME OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord

1.	Lucky Brand Dungarees, Inc.	Liz Claiborne, Inc.	Offices/Showroom	Inc./1441	1441 Broadway	New York	NY	10018	Lechar Realty Corp

2.	Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees, Inc.	Offices/Showroom	Lucky	2516 East 49th St	Vernon	CA	90058	East 49th Street, LLC

3.	Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees, Inc.	Offices/Showroom	Lucky	Hampton	Vernon	CA	90058	East 49th Street, LLC

4.	Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees, Inc.	Warehouse	Lucky	3340 Leonis Blvd	Vernon	CA	90058	The Feit Living Trust dated June 10, 1997

5.	Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees, Inc.	Warehouse	Lucky	5400 Alcoa Avenue	Vernon	CA	90058	Kudenoff/Kroener Family Partnership

6.	Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees, Inc.	Showroom	Lucky	127 East Ninth Street	Los Angeles	CA	90015	Eisenberg Properties-New Mart Building, Inc.

Locations of Collateral at Third Party Warehouses:

	NAME OF GRANTOR	FORMAT	NAME OF WAREHOUSE OPERATOR	ADDRESS	CITY	STATE	ZIP CODE

1.	Lucky Brand Dungarees, Inc.	Third Party Warehouse(TPW)	Performance Team	11204 Norwalk Blvd.	Santa Fe Springs	CA	90670

16. Lucky Brand Dungarees Stores, Inc.
Locations of Collateral at leased properties*

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

1.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	013	St. John’s	4712 River City Drive	Jacksonville	FL	32246	St. Johns Town Center, LLC

2.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	014	Mall of America	170 South Ave	Bloomington	MN	55424	MOAC Mall Holdings LLC

3.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	015	La Encantada	2905 East Skyline Drive	Tucson	AZ	85718	TWC Tucson, LLC

4.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	016	Menlo Park	55 Parsonage Road	Edison	NJ	08837	Shopping Center Associates

5.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	017	Christiana Mall	145 Christiana Mall	Newark	DE	19702	Christiana Mall LLC

*	Store has storage space

	NAME OF	NAME OF	FORMAT-		STORE				ZIP
	GRANTOR	LESSEE	Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

6.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	018	La Cantera	15900 La Cantera Pkway	San Antonio	TX	78254	La Cantera Retail Limited Partnership

7.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	019	The Mall At Green Hills	2126 Abbott Martin Road	Nashville	TN	37215	Green Hills Mall, LLC

8.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	020	Northpark	8687 North Central Expressway	Dallas	TX	75225	NorthPark Partners, LP

9.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	021	Plaza Las Americas Outlet	4125 Las Camino De Le Plaza	San Ysidro	CA	92173	Chelsea San Diego Finance, LLC

10.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	022	Bridgewater Commons	400 Commons Way	Bridgewater	NJ	08807	Bridgewater Commons Mall, LLC

11.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	023	The Oaks	426 West Hillcrest Drive	Thousand Oaks	CA	91360	Macerich Oaks, LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

12.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	024	Grant Street	222 Grant Avenue	San Francisco	CA	94108	The Marshall M Litchmann and Carolyn Grobe Litchmann Trust dated August 15, 1989

13.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	025	Simi Valley Town Center	1555 Simi Valley Center Way	Simi Valley	CA	93065	Simi Valley Mall, LLC

14.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	027	Burlington Mall	77 Middlesex Turnpike	Burlington	MA	01803	Bellwether Properties of Massachusetts Limited Partnership

15.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	028	Willow Grove Park	2500 Moreland Road	Willow Grove	PA	19090	WG Park, L.P.

16.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	030	Summit Mall	209 Summit Blvd,	Birmingham	AL	35243	Bayer Retail Company, L.L.C.

17.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	033	Westchester	125 Westchester Ave	Whte Plain	NY	10601	Westchester Mall, LLC

18.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	035	Plaza Frontenac	97 Plaza Frontenac	St. Louis	MO	63131	Davis Street Land Company of Missouri L.L.C., as Trustee

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

19.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	037	Seattle Premium Outlet	10600 Quil Ceda Blvd	Tulalip	WA	98271	CPG Partners, L.P.

20.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	360	Baybrook	500 Baybrook Mall	Friendswood	TX	77546	Baybrook Mall, L.P.

21.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	361	Frenso Fashion Fair	639 E. Shaw Ave	Fresno	CA	93710	Macerich Fresno Limited Partnership

22.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	362	Tyson’s Corner	7868 Tyson’s Corner Center	Mc Lean	VA	22102	Tysons Corner Holdings LLC

23.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	603	Aventura	19501 Biscayne Ave	Miami	FL	33180	Aventura Mall Venture

24.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	604	Santa Monica	1213-1215 3rd Street Promenade	Santa Monica	CA	90401	The Romano Family Trust of 1993 Dated October 11, 1993

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

25.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	605	San Diego	621 5th Avenue	San Diego	CA	92101	Zeiden Properties, LLC

26.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	606	Soho	38 Greene Street	New York	NY	10013	D & R Realty Corporation

27.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	610	Newport Beach	221 Newport Center Dr.	Newport Beach	CA	92660	The Irvine Company, LLC

28.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	611	Mission Viejo	418 Shops at Mission Viejo	Mission Viejo	CA	92691	Mission Viejo Associates, L.P.

29.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	612	San Francisco Center	865 Market Street	San Francisco	CA	94103	Emporium Mall LLC

30.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	613	Chestnut Street	2301 Chestnut Street	San Francisco	CA	94123	107-61200

31.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	614	Santa Barbara	805 State Street	Santa Barbara	CA	93101	SPHEAR Investments, LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

32.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	615	Kierland Commons	15044 N. Scottsdale Rd.	Scottsdale	AZ	85254	Kierland Greenway, L.L.C.

33.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	616	Tyson’s Galleria	2001 International Drive	Mc Lean	VA	22102	Tyson’s Galleria LLC

34.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	617	Country Club Plaza	4704 Broadway	Kansas City	MO	64112	Highwoods Realty Limited Partnership

35.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	618	Walnut Street	1634 Walnut Street	Philadelphia	PA	19103	1634 Walnut Associates, L.P.

36.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	619	University Village	2614 N.E. University Village	Seattle	WA	98105	University Village Limited Partnership

37.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	620	Miracle Mile Shops	3663 Las Vegas Blvd. South	Las Vegas	NV	89109	Boulevard Invest, LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

38.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	621	Short Hills Mall	1200 Morris Turnpike	Short Hills	NJ	07078	Short Hills Associate

39.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	622	Newbury Street	229 Newbury Street	Boston	MA	02116	229 Newbury Street Trust

40.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	623	Woodfield Shopping Center	Woodfield Shopping Center	Schaumburg	IL	60173	Woodfield Mall LLC

41.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	624	Belmont Shore	5267 E. 2nd Street	Long Beach	CA	90803	5251 Associates, Ltd.

42.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	625	Studio City	12157 Ventura Blvd.	Studio City	CA	91604	12155 Ventura Partnership

43.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	626	Corte Madera	Village at Corte Madera 1812 Redwood Hwy	Corte Madera	CA	94925	Corte Madera Village, LLC

44.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	627	Cherry Creek Mall	3000 E. First Avenue	Denver	CO	80206	Taubman Cherry Creek Shopping Center, L.L.C.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

45.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	628	Beverly Center	8500 Beverly Blvd.	Los Angeles	CA	90048	La Cienega Partners Limited Partnership

46.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	629	Boca Raton	Town Center At Boca Raton 6000 West Glades Road	Boca Raton	FL	33431	The Town Center at Boca Raton

47.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	630	Willow Bend	Shops at Willow Bend 6121 West Park Blvd.	Plano	TX	75093	Willow Bend Shopping Center Limited Partnership

48.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	631	International Plaza	2223 N. Westshore Blvd.	Tampa	FL	33607	Tampa Westshore Associates Limited Partnership

49.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	632	Northbridge Mall (Michigan Avenue)	520 N. Michigan Ave.	Chicago	IL	60611	RN 124/125 Company L.L.C.

50.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	633	Halstead St.	2048 N. Halsted	Chicago	IL	60614	2048 LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

51.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	634	Manhattan Beach	1113 Manhattan Ave.	Manhattan Beach	CA	90266	Mary Jo Shields as Trustee

52.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	635	Dupont Circle	1739 Connecticut Ave. NW	Washington	DC	20009-1126	Grosvenor Urban Retail, L.P.

53.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	636	Valley Fair	2855 Stevens Creek Blvd.	Santa Clara	CA	95050	VF Mall, LLC

54.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	637	Pasadena	Paseo Colorado 318 Colorado Blvd.	Pasadena	CA	91101-2311	Paseo Colorado Holdings, LLC

55.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	639	Gateway	133 South Rio Grande Street	Salt Lake City	UT	84101	Inland Western Salt Lake City Gateway, L.L.C.

56.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	640	Columbus Avenue	216 Columbus Avenue	New York	NY	10023-4002	The Walton Company, A NY Partnership

57.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	641	3rd Avenue	1151 3rd Avenue	New York	NY	10065	201 East 67 LLC, c/o Meir Argaman

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

58.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	642	West Village	3699 McKinney Ave.	Dallas	TX	75204	West Village 2004 PO Limited Partnership

59.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	643	5th Avenue	172 5th Avenue	New York	NY	10010-5903	Attn: Mr. Arthur Cornfeld c/o ABC Properties

60.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	644	Georgetown	3271-73 M Street NW	Georgetown	DC	20007	SML Interests, Ltd., LLC

61.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	647	Promenade Sagemore	500 Route 73 South	Marlton	NJ	08053	Sagemore Management Company, LLC

62.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	648	Lincoln Road	928 Lincoln Road	Miami Beach	FL	33139	South Florida Arts Center, Inc.

63.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	649	Chandler	3111 West Chandler Blvd.	Chandler	AZ	85226	TWC Chandler LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

64.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	650	Brea Mall	#1013 Brea Mall	Brea	CA	92821	The Retail Property Trust

65.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	654	King Street	273 King Street	Charleston	SC	29401	Oristo Downtown, LLC, Oristo Wentworth, LLC, Oyster Row, LLC and Lybrand Family

66.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	655	Chestnut Hill	The Mall at Chestnut Hill 199 Boylston Street	Chestnut Hill	MA	02467	WMACH LLC

67.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	656	Winter Park	323 Park Ave	Winter Park	FL	32789	Park Avenue Holdings

68.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	658	Scottsdale Fashion Sq	Scottsdale Fashion Square 7014 East Camelback Road	Scottsdale	AZ	85251	Scottsdale Fashion Square LLC

69.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	659	Easton Town Center	Easton Town Center 4095 The Strand West	Columbus	OH	43219	Easton Town Center II, LLC

70.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	660	Hollywood & Highland	6801 Hollywood Blvd.	Hollywood	CA	90028	CIM/H&H Retail, LP

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

71.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	661	Westport	49 Main Street	Westport	CT	06880	Winwest 3351 Main, LLC

72.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	662	Kenwood Centre	7875 Montgomery Road	Cincinnati	OH	45236	The Shoppes at Union Hill, LLC

73.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	663	Glendale Galleria	2204 Glendale Galleria	Glendale	CA	91210	Glendale II Mall Associates, LLC

74.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	664	King of Prussia	160 North Gulth Road	King of Prussia	PA	19406	King of Prussia Associates

75.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	665	Aspen Grove	7301 South Santa Fe Drive	Littleton	CO	80120	DDR Aspen Grove Lifestyle Center Properties, LLC

76.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	666	UTC	4545 La Jolla Village Drive	San Diego	CA	92122	W&G Handelsges mbH

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

77.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	667	Southpoint	6910 Fayetteville Road	Durham	NC	27713	Southpoint Mall, LLC

78.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	668	Farmers Market	189 The Grove Drive	Los Angeles	CA	90036	The Grove at Farmers Market, LLC

79.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	669	Bellevue	220 Bellevue Square	Bellevue	WA	98004	Bellevue Square Managers, Inc.

80.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	670	Stanford	Stanford Shopping Center	Palo Alto	CA	94304	SPG Center, LLC

81.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	671	Millennia Orlando	4200 Conroy Road	Orlando	FL	32839	Forbes Taubman Orlando, L.L.C

82.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	672	Highland Village	Highland Village 4029 Westheimer	Houston	TX	77027	Highland Village Limited Partnership

83.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	673	Woodbury Commons Outlet*	231 Red Apple Court	Central Valley	NY	10917	CPG Partners, L.P.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

84.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	674	Desert Hills Premium Outlet	48400 Seminole Road	Cabazon	CA	92230	CPG Partners, L.P.

85.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	675	Oakbrook	158 Oakbrook Center	Oak Brook	IL	60523	Oakbrook Shopping Center LLC.

86.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	676	Somerset Collection	2800 Big Beaver	Troy	MI	48084	Somerset Collection Limited Partnership

87.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	677	Sawgrass — Sunrise Outlet	Sawgrass Mills Mall 12801 West Sunrise Blvd.	Sunrise	FL	33323	Sunrise Mills (MLP) Limited Partnership

88.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	678	Fashion Valley	7007 Friars Road	San Diego	CA	92108	Fashion Valley Mall, LLC

89.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	679	Fashion Show	3200 Las Vegas Blvd. South	Las Vegas	NV	89109	Fashion Show Mall, LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

90.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	680	Houston Galleria	5137 West Alabama	Houston	TX	77056	SA Galleria IV, LP

91.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	681	Roosevelt Field*	630 Old Country Road	Garden City	NY	11530	The Retail Property Trust

92.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	682	Ala Moana*	1450 Ala Moana Blvd	Honolulu	HI	96814	GGP Ala Moana, L.L.C.

93.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	683	Portland	521 NW 23rd Ave	Portland	OR	97210	KBC Management, Inc.

94.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	684	Garden State Plaza	1 Garden State Plaza	Paramus	NJ	07652	Westland Garden State Plaza Limited Partnership

95.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	685	South Park	4400 Sharon Road	Charlotte	NC	28211	SouthPark Mall Limited Partnership

96.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	686	Ft. Lauderdale Galleria	2492 East Sunrise Blvd.	Ft. Lauderdale	FL	33304	Keystone-Florida Property Holding, Corp.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

97.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	687	Stony Point	9200 Stony Point Parkway	Richmond	VA	23235	Stony Point Associates LLC

98.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	688	Broadway Plaza	1177 Broadway Plaza	Walnut Creek	CA	94596	Macerich Northwestern Associates

99.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	689	Florida Mall	8001 S Orange Blossom Trail	Orlando	FL	32809	Florida Mall Associatees. Ltd.

100.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	690	Plaza Las Americas Puerto Rico	525 Avenida F.D. Roosevelt	San Juan Puerto Rico	PR	00918	Plaza Las Americas, Inc.

101.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	691	Oak Street	47 East Oak Street	Chicago	IL	60611	GO1NG PLACES, INC.

102.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	692	Alderwood Mall	3000 184th Street SW	Lynnwood	WA	98037	Alderwood Mall, L.L.C.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

103.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	693	Phipps Plaza	3500 Peachtree Road	Atlanta	GA	30326	CPI-Phipps Limited Liability Company

104.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	694	Barton Creek	2901 Capitol of Texas Highway	Austin	TX	78746	Simon Property Group (Texas), L.P.

105.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	695	The Gardens	3101 PGA Boulevard	Palm Beach Gardens	FL	33410	Forbes/Cohen Florida Properties Limited Partnership

106.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	696	Dadeland	7535 Dadeland Mall	Miami	FL	33156	SDG Dadeland Associates, Inc.

107.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	697	Forum Shops	3500 Las Vegas Blvd South	Las Vegas	NV	89109	Forum Shops, LLC

108.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2500	Century City	10250 Santa Monica Blvd.	Los Angeles	CA	90067	Century City Mall, LLC

109.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2501	Southlake Town Square	302 Grand Ave West	Southlake	TX	76092	SLTS Grand Avenue II, LP

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

110.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2502	Fashion Mall at Keystone	8702 Keystone Crossing Blvd.	Indianapolis	IN	46240	SDG Fashion Mall Limited Partnership

111.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2503	Copley Place	100 Huntingon Ave	Boston	MA	02116	Copley Place Associates, LLC

112.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2504	Ridgewood	67 East Ridgewood	Ridgewood	NJ	07450	66-67 East Ridgewood Avenue, LLC

113.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2505	Northbrook Court	1122 Northbrook Court	Northbrook	IL	60062	Westcoast Estates

114.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2506	Northshore Mall	210 Andover Street	Peabody	MA	01960	Mall at Northshore, LLC

115.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2507	Summit At Sierra	13925 South Virginia Street	Reno	NV	89511	Reno Retail Company, L.L.C.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

116.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2508	Northpoint Mall	1036 Northpoint Circle	Alpharetta	GA	30022	GGP-North Point, Inc.

117.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2509	Saddle Creek	7615 W. Farming Ave.	Germantown	TN	38138	Shops at Saddle Creek, Inc.

118.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2510	Walden Galleria	1 Walden Galleria	Buffalo	NY	14225	Pyramid Walden Company, L.P.

119.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2512	Coconut Point	23150 Fashion Drive	Estero	FL	33928	Coconut Point Developers, LLC

120.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2513	City Place	700 South Rosemary Avenue	West Palm Beach	FL	33401	Cityplace Retail, L.L.C.

121.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2514	Orlando Premium Outlet	8200 Vineland Ave	Orlando	FL	32821	Chelsea Orlando Development Limited Partnership

122.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2515	Del Amo Mall	3525 Carson Street	Torrance	CA	90503	Del Amo Fashion Center Operating Company, L.L.C.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

123.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2516	Greenwich	244 Greenwich Avenue	Greenwich	CT	06830	D’ELIA Associates, LLC

124.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2517	Smith Haven Mall	4003 Smith Haven Mall	Lake Grove	NY	11755	Smith Haven Center Associates LLC

125.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2518	Stonebriar Center	2601 Preston Road	Frisco	TX	75034	Stonebriar Mall Limited Partnership

126.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2519	North County	700 E. Via Ranch Parkway	Escondido	Ca	92025	EWH Escondido Associates, LP & North County Fair LP

127.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2520	Queens Center	90-15 Queens Blvd	Elmhurst	NY	11373	Macerich Queens Expansion, LLC

128.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2521	Beachwood Place	26300 Cedar Road	Beachwood	OH	44122	Beachwood Place Limited Partnerhsip

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

129.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2522	Otay Ranch	2015 Birch Road	Chula Vista	CA	91915	GGP-Otay Ranch, L.P.

130.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2523	Topanga Plaza	6600 Topanga Canyon Blvd	Canoga Park	CA	91303	Westfield Topanga Owner LP

131.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2526	Victoria Gardens	7826 Monet Avenue	Rancho Cucamonga	CA	91739	RR Foley, Inc.

132.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2527	Bridge Street	330 Bridge Street	Huntsville	AL	35806	Huntsville Shores, LLC

133.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2528	Montana Avenue	1426 Montana Avenue	Santa Monica	CA	90403	American Commercial Properties I, LLC

134.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2529	Broadway (Soho)	535 Broadway	New York	NY	10012	Zale Delaware, Inc.

135.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2530	Fashion Square	14006 Riverside Drive	Sherman Oaks	CA	91423	Sherman Oaks Fashion Associates, LP

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

136.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2531	Shops At Saucon Valley	2845 Center Valley Parkway	Center Valley	PA	18034	Saucon Valley Lifestyle Center, L.P.

137.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2533	Brandon Town Center	909 Brandon Town Center	Brandon	FL	33511	Brandon Shoping Center Partners, Ltd.

138.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2537	Circle Centre	49 West Maryland Street	Indianapolis	IN	46204	Circle Centre Mall LLC

139.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2543	Dallas Galleria	13350 North Dallas Parkway	Dallas	TX	75240	Galleria Mall Investors LP

140.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2544	Perkins Rowe	10202 Perkins Rowe	Baton Rouge	LA	70810	Perkins Rowe Associates II, L.L.C.

141.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2548	Willowbrook Mall	2000 Willowbrook Mall	Houston	TX	77070	GGP-Willowbrook, L.P.

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

142.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2549	Stoneridge Mall	1136 Stoneridge Mall Road	Pleasanton	CA	94588	Stoneridge Properties LLC

143.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2550	South Hills Village	301 South Hills Village	Pittsburgh	PA	15241	South Hills Village Associates, L.P.

144.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2552	Lucky Kid Prince Street	127 Prince Street	New York	NY	10012	Soho Development Corp.

145.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2553	The Domain	11401 Century Oak Terrace	Austin	TX	78758	SPGIL Domain, L.P.

146.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2556	St. Louis Galleria	1155 Saint Louis Galleria	St. Louis	MO	63117	Saint Louis Galleria L.L.C.

147.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2557	Kalakaua	2113 Kalakaua Avenue	Waikiki	HI	96815	Saratoga Partners, LLC

148.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2559	Washington Square	9685 SW Washington Square	Tigard	OR	97223	PPR Washington Square LLC

	NAME OF	NAME OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT-Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

149.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2560	West Town Mall	7600 Kingston Pike	Knoxville	TN	37919	West Town Mall, LLC

150.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2561	Natick Mall	1245 Worcester Rd.	Natick	MA	01760	GGP — Natick West L.L.C.

151.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2562	Destin Commons	4123 Legendary Drive	Destin	FL	32541	Destin Commons, Ltd.

152.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2563	Annapolis	1865 Annapolis Mall	Annapolis	MD	21401	Annapolis Mall Limited Partnership

153.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2564	Twelve Oaks Mall	27986 Novi Road	Novi	MI	48377-3418	Twelve Oaks Mall, LLC

154.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2565	Park Meadows	8405 Park Meadows Center Dr.	Lone Tree	CO	80124	Rouse-Park Meadows, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

155.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2566	Valley Plaza	2701 Ming Avenue	Bakerfiled	CA	93304	Bakersfield Mall LLC

156.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2569	Town Square	6551 Las Vegas Blvd South	Las Vegas	NV	89119	Turnberry/Centra Sub, LLC

157.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2571	Partridge Creek	17420 Hall Road	Clinton Township	MI	48038	Partridge Creek Fashion Park LLC

158.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2572	Smith Street	135 Smith Street	Brooklyn	NY	11201	Smith Street Holdings LLC

159.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2573	East Broad St	253 East Broad Street	Westfield	NJ	07090	H&S Managers, LLC

160.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2574	Perimeter	4400 Ashford Dunwood Road	Atlanta	GA	30346	Perimeter Mall, LLC

161.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2575	Old Orchard	4999 Old Orchard Center	Skokie	IL	60077	Old Orchard Urban Limited Partnership

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

162.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2576	Irvine Spectrum	83 Fortune Drive	Irvine	CA	92618	The Irvine Company LLC

163.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2577	Stonestown Galleria	3251 20th Avenue	San Francisco	CA	94132	Stonestown Shopping Center, L.P.

164.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2578	Oxmoor	7900 Shelbyville Road	Luisville	KY	40222	Hocker Oxmoor, LLC

165.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2579	Girard	7844 Girard Avenue	La Jolla	CA	92037	Josephine S. Norton & Tyler K. Norton

166.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2580	Hillsdale	131 Hillsdale Shopping Center	San Mateo	CA	94403	Bohannon Development Company

167.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2581	Solomon Pond	601 Donald Lynch Boulevard	Marlborough	MA	01752	Mall at Solomon Pond, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

168.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2584	Pembroke Gardens	421 SW 145th Terrace	Pembroke Pines	FL	33027	AD Pembroke Gardens, LLC

169.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2585	Pentagon City	1100 South Hayes st.	Arlignton	VA	22202	Fashion Centre Associates, LLC

170.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2586	Freehold Raceway	3710 Route 9	Freehold	NJ	07728	Freemall Associates, LLC

171.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2589	Del Monte Center	238 Del Monte Center	Monterey	CA	93940	DelMonte-DMCH,LLC;DelMonte-DMSJH,LLC;DelMonte-KMBC,LLC;DelMonte-POH,LLC

172.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2590	Southcenter	627 Southcenter	Seattle	WA	98188	WEA Southcenter LLC

173.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2594	Arden Fair	1689 Arden Way	Sacramento	CA	95815	Arden Fair Associates, L.P.

174.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2596	Montgomery Mall	7101 Democracy Blvd	Bethesda	MD	20817	Montgomery Mall LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

175.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3300	Jackson Outlet Village	537 Monmouth Road	Jackson	NJ	08527	CPG Partners, L.P.

176.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3301	Prime Outlet at Ellenton	5625 Factory Shops Blvd	Ellenton	FL	34222	Gulf Coast Factory Shops Limited Partnership

177.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3303	The Outlet at San Marcos	3939 IH-35 South	San Marcos	TX		Prime Outlets at San Marcos II Limited Partnership

178.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3304	Target Factory Outlet Center	Tanger Drive	Riverhead	NY	11901	Tanger Properties Limited Partnership

179.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3305	Camarillo Primium Outlets*	950 Camarillo Center Drive	Camarillo	CA	93010	CPG Partners, L.P.

180.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3306	North Gerogia Premium Outlets	800 Highway 400 S.	Dawsonville	GA	30534	CPG Partners, L.P.

181.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3307	Chicago Premium Outlets	1650 Premium Outlets Blvd	Aurora	IL	60502	Simon/Chelsea Chicago Development, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

182.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3308	Carolina Premium Outlets CLEARANCE	1025 Industrial Park Drive	Smithfield	NC	27577	CPG Finance I, LLC

183.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3309	Albertville Premium Outlets CLEARANCE	6500 Labeaux Avenue NE Suite D20	Albertville	MN	55301	CPG Partners, L.P.

184.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3310	Carlsbad Company Stores	5610 Paseo del Norte suite 114	Carlsbad	CA	92008	CPG Carlsbad Holdings, LLC

185.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3311	Las Vegas Premium Outlets	775 South Grand Central Pkwy	Las Vegas	NV	89106	Simon/Chelsea Las Vegas Development, LLC

186.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3312	Barstow	2796 Tanger Way	Barstow	CA	92311	Tanger Properties Limited Partnership

187.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3313	Jersey Gardens Mall - Elisabeth	651 Kapowski Road space 1402 Elisabeth NJ 07201	Elisabeth	NJ	07201	JG Elizabeth, LLC

188.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3315	Castle Rock	5050 Factory Shops Blvd	Castle Rock	CO	80108	Craig Realty Group — Castle Rock, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

189.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3317	Silverthorne	309-D Rainbow Drive	Silverthorne	CO	80498	Craig Realty Group — Silverthorne, LLC

190.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3318	Rehoboth	35016 Midway Outlet Dr	Rehoboth Beach	DL	19971	COROC/Rehoboth I L.L.C.

191.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3319	Houston Premium Outlets	29300 Hempstead Road	Cypress	TX	77433	CPG Houston Holdings, L.P.

192.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3320	Hilton Head Factory Stores	1414 Fording Island Road	Bluffon	SC	29910	Atlantic City Associates, LLC

193.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3321	Williamsburg Factory Outlet Mall	5645-120 Richmond Rd	Williamsburg	VA	23188	Williamsburg Mazel, LLC

194.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3325	PRIMM	32100 Las Vegas Blvd	Primm	NV	89019	Fashion Outlet of Las Vegas, LLC

195.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3326	Prime Outlets at Hagerstown	700 Prime Outlets Blvd	Hagerstown	MD	21740	Outlet Village of Hagerstown Limited Partnership

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

196.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3327	Philadelphia Premium Outlets	18 Lightcap road, Space # 1229 Pottstown PA 19464	Pottstown	PA	19464	Chelsea Limerick Holdings, LLC

197.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3328	Park City	6699 North Landmark Dr	Park City	UT		COROC/Park City L.L.C.

198.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3329	Opry Mills	172 Opry Mills Drive	Nashville	TN	37214	Opry Mills Mall Limited Partnership

199.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3331	Niagara Falls Outlet	1900 Military Rd	Niagara Falls	NY	14304	Fashion Outlets of Niagara LLC

200.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3335	Kittery	283 US Route 1	Kittery	ME	03904	Tanger Properties Limited Partnership

201.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	3336	Charleston	4840 Tanger Outlet Blvd	North Charleston	SC	29418	Tanger Properties Limited Partnership

202.	Lucky Brand Dungarees Stores, Inc.	LCI Holdings, Inc.	Lucky/retail store	3337	Napa Premium Outlet	605 Factory Stores Dr.	Napa	CA	94558	Chelsea Financing Partnership, LP

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

203.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Offices/Showroom		Lucky	5233 Alcoa Avenue	Vernon	CA	90058	The Guardian Life Insurance Company of America

204.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2511	Crocker Park	264 Crocker Park Blvd, Suite # 1020	Westlake	OH	44145	Crocker Park, LLC

205.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2546	Providence Place	One Providence Place ,Space 3230	Providence	RI	02903	Rouse Providence, LLC

206.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2587	The Falls	8888 SW 136th St., Space 420	Miami	FL	33176	The Falls Shopping Center Associates LLC

207.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2588	Deer Park	20530 N Rand Rd., Space 324	Deer Park	IL	60010	DDR Deer Park Town Center LLC

208.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2591	Ross Park	1000 Ross Park Mall Drive, Space M07B	Pittsburgh	PA	15237	Penn Ross Joint Venture

209.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2605	Reinassance	1000 Highland Colony Parkway, Suite 2005	Ridgeland	MS	39157	Renaissance at Colony Park, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

210.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2606	Shrewsbury	599 Route 35, Unit S-06	Shrewsbury	NJ	07702	Route 35 Shrewsbury Limited Partnership

211.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2608	ABQ Uptown	2240 Q Street, Space 101	Albuquerque	NM	87110	Hunt Uptown, LLC

212.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2609	Mall in Columbia	10300 Little Patuxent Parkway, Space 1745	Columbia	MD	21044	The Mall in Columbia Business Trust

213.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2610	Townson	825 Dulaney Valley Rd.	Townson	MD	21204	Towson TC, LLC

214.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2611	Oakridge Mall	925 Blossom Hill Road	San Jose	CA	95123	Oakridge Mall LP

215.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2614	Legacy Place	950 Providence Highway Bldg B, Space 610	Dedham	MA	02026	Legacy Place, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

216.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/retail store	2618	Roseville	1151 Galleria Blvd	Roseville	CA	95678	Roseville Shoppingtown LLC

217.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3314	St Augustine Outlet	400 Prime Outlets Blvd, Suite 245 B	St. Augustine	FL	32084	LVP St. Augustine Outlets LLC

218.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3322	Deer Park Outlet	Tanger Outlet Center — Arches, Space 338	Deer Park	NY	11729	Deer Park Enterprise, LLC

219.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3324	Jersey Shore Outlet	1 Premium Outlet Blvd, Space 561	Tinton Fallls	NJ	07753	CPG Tinton Falls Urban Renewal, LLC

220.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3330	Leesburg Outlet	241 Ft. Evans Road NE, Space 1107	Leesburg	VA	20176	CPG Partners, LP

221.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3333	Gilroy	8355 Arroyo Circle, Space # A030	Gilroy	CA	95020	Gilroy Premium Outlets, LLC

222.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3340	North Myrtle Beach	10823 Kings Road , Space # 320	Myrtle Beach	SC	29572	TWMB Associates, LLC

		NAME
	NAME OF	OF			STORE				ZIP
	GRANTOR	LESSEE	FORMAT- Retail		NAME	ADDRESS	CITY	STATE	CODE	Landlord

223.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3341	Citadel	100 Citadel DR Space # 111	Commerce	CA	90040	Craig Realty Group Citadel, LLC

224.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3342	Woodburn	1001 Arney Road, Space # 106	Woodburn	OR	97071	Craig Realty Group — Woodburn, LLC

225.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3343	Branson	300 Tanger Blvd, Space # 102	Branson	MO	65616	Tanger Properties Limited Partnership

226.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3344	El Paso	7051 S Desert Street, Space # B-213	El paso	TX	79835	El Paso Outlet Center, LLC

227.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3346	Pleasant Prairrie	11211 120th Ave, Space # A008	Pleasant Priarrie	WI	53158	Prime Outlets at Pleasant Prairie, LLC

228.	Lucky Brand Dungarees Stores, Inc.	Lucky Brand Dungarees Stores, Inc.	Lucky/Outlet — Temp	3347	Wrentham Premium	One Premium Outlets Blvd, Spce # A030	Wrentham	MA	02093	CPG Partners, L.P. — Wrentham

17. Westcoast Contempo (USA) Inc.
Locations of Collateral at leased properties

		NAME
	NAME OF	OF		STORE				ZIP
	GRANTOR	LESSEE	FORMAT	NAME	ADDRESS	CITY	STATE	CODE	Landlord

1.	Westcoast Contempo (USA) Inc.	Westcoast Contempo (USA) Inc.	Mac & Jac/Showroom	showroom	Suite 402 -209 West 38th Street	New York	NY	10018	Newmark & Company Real Estate, Inc., as Agent for 209-219 W 38 LLC

2.	Westcoast Contempo (USA) Inc.	Westcoast Contempo (USA) Inc.	Mac & Jac/Showroom	showroom	Suite 501-209 West 38th Street	New York	GA	10018	Newmark & Company Real Estate, Inc., as Agent for 209-219 W 38 LLC

3.	Westcoast Contempo (USA) Inc.	Westcoast Contempo (USA) Inc.	Mac & Jac/Showroom	showroom	Suite B0388 110 East Ninth Street	Los Angeles	CA	90079	Jamison California Market Center, LP
Locations of Collateral at Third Party Warehouses:

		NAME OF
		WAREHOUSE				ZIP
NAME OF GRANTOR	FORMAT	OPERATOR	ADDRESS	CITY	STATE	CODE

Westcoast Contempo (USA) Inc.	Third Party Warehouse(TPW)	Rolo	9935 Beverly Boulevard	Pico Rivera	CA	90660

EXHIBIT B
DEPOSIT ACCOUNTS

Check here if
				Deposit		Description of
				Account is a		Deposit Account
				Collateral		if not a Collateral Deposit
				Deposit	[Excluded	Account or Collection
Name of Grantor	Name of Institution	Branch	Account Number	Account	Accounts]	Account
LCI Holdings, Inc.	Regions Financial Corp.	Alabama		Closed Feb 2011	N	Retail Depository

LCI Holdings, Inc.	Banco Popular de Puerto Rico	Puerto Rico		Y	Y	Retail Depository

LCI Holdings, Inc.	Bank of Hawaii CP	Honolulu		Y	N	Retail Depository

LCI Holdings, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Retail Depository

LCI Holdings, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Retail Depository

LCI Holdings, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Retail Depository

LCI Holdings, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Retail Depository

LCI Holdings, Inc.	Comerica Bank	Detroit, MI		Y	N	Retail Depository

LCI Holdings, Inc.	Compass Bank	Texas		Y	Y	Retail Depository

LCI Holdings, Inc.	Capital One Bank (USA), N.A. (formerly HIBERNIA)	Louisiana		Closed Jan 2011	N	Retail Depository

LCI Holdings, Inc.	HSBC Bank USA, National Association	New York		Y	N	Retail Depository

LCI Holdings, Inc.	The Huntington National Bank	Columbus, OH		Y	N	Retail Depository

Check here if
				Deposit		Description of
				Account is a		Deposit Account
				Collateral		if not a Collateral Deposit
				Deposit	[Excluded	Account or Collection
Name of Grantor	Name of Institution	Branch	Account Number	Account	Accounts]	Account
LCI Holdings, Inc.	JPMorgan Chase Bank, N.A.	JPM Colorado		Y	N	Retail Depository

LCI Holdings, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		ZBA	N1	Retail Depository

LCI Holdings, Inc.	PNC Bank, National Association	NCB PA		Y	N	Retail Depository

LCI Holdings, Inc.	Old Second National Bank	Illinois		Closed Jan 2011	Y	Retail Depository

LCI Holdings, Inc.	SunTrust Bank	SunTrust Bank		Y	N	Retail Depository

LCI Holdings, Inc.	TD Bank N.A.	Kittery, ME		Y	Y	Retail Depository

LCI Holdings, Inc.	Union Bank, N.A.	California		Y	N	Retail Depository

LCI Holdings, Inc.	U.S. Bank National Association	US Bank, NY		Y	N	Retail Depository

LCI Holdings, Inc.	Wachovia Bank, National Association	Charlotte, NC		Y	N	Retail Depository

LCI Holdings, Inc.	Wells Fargo Bank, National Association	California		Y	N	Retail Depository

Liz Claiborne, Inc.	Bank of America, N.A.	Charlotte, NC		ZBA — in the process of closing currently	Y	Letters of Credit

Liz Claiborne, Inc.	Bank of America, N.A.	Charlotte, NC		N	Y	Liz Inc BOA Concentration

Juicy Couture, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Juicy BOA P/C

Liz Claiborne, Inc.	Bank of America, N.A.	Charlotte, NC		ZBA	Y	LIZ Inc BOA AR Escheatment - disbursements

[1]	Automatically sweeps into Liz Inc JPMC Concentration account.

Check here if
				Deposit		Description of
				Account is a		Deposit Account
				Collateral		if not a Collateral Deposit
				Deposit	[Excluded	Account or Collection
Name of Grantor	Name of Institution	Branch	Account Number	Account	Accounts]	Account
Liz Claiborne, Inc.	Bank of America, N.A.	Charlotte, NC		ZBA	Y	Liz Inc BOA CD

Liz Claiborne, Inc.	Bank of America, N.A.	Charlotte, NC		ZBA	Y	Liz Inc BOA CD-special

Lucky Brand Dungarees, Inc.	Bank of America, N.A.	Charlotte, NC		Y	N	Lucky BOA P/C

LCI Acquisition US, Inc.	Citibank, N.A.	London		Closed June 2010	N	Concentration Acct

Liz Claiborne, Inc.	The Huntington National Bank	Columbus, OH		Closed Nov 2010	Y	Huntington L/C

Liz Claiborne, Inc.	The Huntington National Bank	Columbus, OH		N	Y	Huntington Duty

Liz Claiborne, Inc.	The Huntington National Bank	Columbus, OH		Closed Nov 2010	Y	Huntington Concentration

Liz Claiborne Accessories Inc.	JPMorgan Chase Bank, N.A.	JPM NY		Y	N	Liz Inc US Lockbox

Liz Claiborne, Inc. (dba Westcoast Contempo)	JPMorgan Chase Bank, N.A.	JPM Canada		Y	N	Liz Inc Canada Lockbox

Liz Claiborne, Inc. (dba Westcoast Contempo)	JPMorgan Chase Bank, N.A.	JPM Canada		N	Y	Liz Inc Canada Disbursement

Liz Claiborne, Inc. (dba Westcoast Contempo)	JPMorgan Chase Bank, N.A.	JPM Canada		Y	N	Liz Inc USD Disbursement

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM Italy		Y	N	Disbursements/Collections

Liz Claiborne, Inc. (dba Westcoast Contempo)	HSBC Bank Canada	HSBC [Canada]		Y	N	Disbursements/Collections

Liz Claiborne, Inc. (dba Westcoast Contempo)	HSBC Bank Canada	HSBC [Canada]		Y	N	Disbursements/Collections

Check here if
				Deposit		Description of
				Account is a		Deposit Account
				Collateral		if not a Collateral Deposit
				Deposit	[Excluded	Account or Collection
Name of Grantor	Name of Institution	Branch	Account Number	Account	Accounts]	Account
Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		ZBA — Payroll	Y	Payroll — 90015

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		Y	N	Liz Inc JPMC Concentration

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		ZBA- Payroll	Y	Direct Deposit

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		N	Y	Disbursements

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM NY		Y	N	Licensing

Liz Claiborne Foreign Holdings, Inc.	JPMorgan Chase Bank, N.A.	JPMNY		Y	N	Collections/disbursements

LCI Acquisition U.S., Inc.	JPMorgan Chase Bank, N.A.	JPMNY		Y	N	Collections/disbursements

LCI Acquisition U.S., Inc.	JPMorgan Chase Bank, N.A.	JPM United Kingdom		Y	N	Collections/disbursements

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM United Kingdom		Y	N	Collections

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM United Kingdom		N	Y	Disbursements

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM United Kingdom		Y	N	Collections

Liz Claiborne, Inc.	JPMorgan Chase Bank, N.A.	JPM United Kingdom		N	Y	Disbursements

Liz Claiborne, Inc.	Wachovia Bank, National Association	Pennsylvania		N	Y	Letters of Credit

LOCK BOXES

Name of Grantor	Name of Institution	Lock Box Number
Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne Accessories, Inc.	JPMorgan Chase Bank

Liz Claiborne, Inc. (dba Westcoast Contempo)	JPMorgan Chase Bank — Canada

EXHIBIT C
LIST OF PLEDGED COLLATERAL, SECURITIES AND OTHER INVESTMENT PROPERTY
STOCKS
          A. U.S. Stocks to be Pledged:

			Number of Shares or		Percentage of
Name of Grantor		Certificate	% LLC membership		Outstanding
(Pledgor)	Issuer	Number(s)	interest owned	Class of Stock	Shares
Liz Claiborne, Inc.	DB Newco Corp.	No Certificate Issued; book entry	100	Common	100%

Liz Claiborne, Inc.	Nonee I Holding, LLC	Uncertificated	100%	Sole Member	100%

Liz Claiborne, Inc.	Havana LLC	Uncertificated	100%	Sole Member	100%

Liz Claiborne, Inc.	Juicy Couture, Inc.	No Certificate Issued; book entry	1,000,000	Common	100%

Liz Claiborne, Inc.	Kate Spade LLC	Uncertificated	100%	Sole Member	100%

Liz Claiborne, Inc.	L. C. Augusta, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	L.C. Caribbean Holdings, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	LC Libra, LLC	Uncertificated	100%	Member	99%

Liz Claiborne, Inc.	L.C. Licensing, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	L.C. Service Company, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	L.C. Special Markets, Inc.	No Certificate Issued; book entry	500	Common	100%

Liz Claiborne Foreign Holdings, Inc.	LCI Acquisition U.S., Inc.	No Certificate Issued; book entry	100	Common	100%

			Number of Shares or		Percentage of
Name of Grantor		Certificate	% LLC membership		Outstanding
(Pledgor)	Issuer	Number(s)	interest owned	Class of Stock	Shares
Liz Claiborne, Inc.	LCI Holdings, Inc.	No Certificate Issued; book entry	200 common	Common	100%

Liz Claiborne, Inc.	LCI Investments, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Accessories, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Accessories-Sales, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Cosmetics, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Export, Inc.	No Certificate Issued; book entry	1,000	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Foreign Holdings, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Japan, Inc.	No Certificate Issued; book entry	100	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Puerto Rico, Inc.	No Certificate Issued; book entry	100	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Sales, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Liz Claiborne Shoes, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Lucky Brand Dungarees, Inc.	17	9,666	Common	99.701%

Liz Claiborne, Inc.	Monet International, Inc.	No Certificate Issued; book entry	10	Common	100%

Liz Claiborne, Inc.	Monet Puerto Rico, Inc.	No Certificate Issued; book entry	200	Common	100%

Liz Claiborne, Inc.	Segrets, Inc.	11	853,955	Common	99.297%

Liz Claiborne, Inc.	Westcoast Contempo Retail, Inc.	No Certificate Issued; book entry	100	Common	100%

Liz Claiborne, Inc.	Westcoast Contempo (U.S.A.) Inc.	No Certificate Issued; book entry	100	Common	100%

			Number of Shares or		Percentage of
Name of Grantor		Certificate	% LLC membership		Outstanding
(Pledgor)	Issuer	Number(s)	interest owned	Class of Stock	Shares
Liz Claiborne, Inc.	Boodle, Inc.	No Certificate Issued; book entry	25,000	Common	100%

Liz Claiborne, Inc.	Jerg, Inc.	No Certificate Issued; book entry	1,000	Common	100%

Liz Claiborne, Inc.	Skylark Sport Marketing Corporation	No Certificate Issued; book entry	1,000	Common	100%

LCI Holdings, Inc.	LC Libra, LLC	Uncertificated	1%	Member	1%

Lucky Brand Dungarees, Inc.	Lucky Brand Dungarees Stores, Inc.	No Certificate Issued; book entry	10,000	Common	100%

Nonee I Holding, LLC	Nonee I, LLC	Uncertificated	100%	Sole Member	100%

Westcoast Contempo Retail, Inc.	Westcoast Contempo Promenade, Inc.	1	100	Common	100%

          B. Foreign Stocks to be Pledged:

			Number of
			Shares or %
			LLC		Percentage of	Number of
Name of Grantor		Certificate	membership	Class of	Outstanding	Shares and % of
(Pledgor)	Foreign Issuer	Number(s)	interest owned	Stock	Shares Owned	Shares Pledged
Liz Claiborne, Inc.	Liz Claiborne Canada Inc.	C-2	100	common	100% of common shares outstanding	65 shares 65%

Liz Claiborne, Inc.	Juicy Couture Canada Inc.	C-1	100	common	100% of common shares outstanding	65 shares 65%

Liz Claiborne, Inc.	Juicy Couture Europe Limited	1	1,000	ordinary	100%	650 65%

Liz Claiborne, Inc.	WestCoast Contempo Fashions Limited	5	1,001	common	100%	650 65%

Liz Claiborne Foreign Holdings, Inc.	Liz Claiborne (Israel) Ltd.	No certificate	1,499,999	ordinary	99%	975,000 shares 65%

Liz Claiborne Foreign Holdings, Inc.	Liz Claiborne de Mexico, S.A. de C.V.	No certificate	49,500	common	99.99%	32,175 shares 65%

L.C. Caribbean Holdings, Inc.	Liz Claiborne Do Brazil Industria E Comercia	No certificate	9,999	common	99%	6,499 shares 65%

L.C. Caribbean Holdings, Inc.	Textiles Liz Claiborne Guatemela, SA	No certificate	9,999	common	99%	6,499 shares 65%

LCI Acquisition U.S., Inc.	Mexx Europe Holding BV	No certificate	25,005	Ordinary shares	100%	16,253 65%

			Number of
			Shares or %
			LLC		Percentage of	Number of
Name of Grantor		Certificate	membership	Class of	Outstanding	Shares and % of
(Pledgor)	Foreign Issuer	Number(s)	interest owned	Stock	Shares Owned	Shares Pledged
L.C. Service Company, Inc.	Liz Claiborne Servicios de Mexico, S.A. de C.V.	No certificate	49,999	common	99.998%	32,499 65%

Liz Claiborne Export Inc.	Liz Claiborne Canada Inc.	PS-1	1	preferred	100% of preferred shares outstanding	1 100%

Westcoast Contempo (U.S.A.) Inc.	Shanghai Zhong Haw Costume & Accessories Co. Ltd.	No certificate	33%	Registered capital	33%	33%

Kate Spade LLC	Kate Spade Comércio, Importação e Exportação de Calçados, Bolsas, Roupas e Acessórios Ltda.,	No Certificate Issued; book entry	100%	common	100%	20,000 65%

Kate Spade LLC	Kate Spade UK Limited	1, 2	100%	common	100%	100 65%

PLEDGED INSTRUMENTS
None
GOVERNMENT SECURITIES
None
OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Name of Grantor	Issuer	Description of Collateral	Percentage Ownership Interest
Liz Claiborne, Inc.	Stage Stores, Inc.	24 shares of common stock (Stock Certificate No. 2178)	.00006%
[Add description of custody accounts or arrangements with securities intermediary, if applicable]

EXHIBIT D
OFFICES IN WHICH FINANCING STATEMENTS WILL BE FILED

Name of Grantor:	Office:
Liz Claiborne, Inc.	Delaware Secretary of State
Jerg, Inc.	California Secretary of State
Juicy Couture, Inc.	California Secretary of State
Skylark Sport Marketing Corporation	California Secretary of State
Boodle, Inc.	Delaware Secretary of State
DB Newco Corp.	Delaware Secretary of State
Havana LLC	Delaware Secretary of State
Kate Spade LLC	Delaware Secretary of State
L. C. Augusta, Inc.	Delaware Secretary of State
L.C. Caribbean Holdings, Inc.	Delaware Secretary of State
LC Libra, LLC	Delaware Secretary of State
L.C. Licensing, Inc.	Delaware Secretary of State
L.C. Service Company, Inc.	Delaware Secretary of State
L.C. Special Markets, Inc.	Delaware Secretary of State
LCI Acquisition U.S., Inc.	Delaware Secretary of State
LCI Holdings, Inc.	Delaware Secretary of State
LCI Investments, Inc.	Delaware Secretary of State
Liz Claiborne Accessories, Inc.	Delaware Secretary of State
Liz Claiborne Accessories-Sales, Inc.	Delaware Secretary of State
Liz Claiborne Cosmetics, Inc.	Delaware Secretary of State
Liz Claiborne Export, Inc.	Delaware Secretary of State
Liz Claiborne Foreign Holdings, Inc.	Delaware Secretary of State
Liz Claiborne Japan, Inc.	Delaware Secretary of State
Liz Claiborne Puerto Rico, Inc.	Delaware Secretary of State
Liz Claiborne Sales, Inc.	Delaware Secretary of State
Liz Claiborne Shoes, Inc.	Delaware Secretary of State
Lucky Brand Dungarees, Inc.	Delaware Secretary of State
Lucky Brand Dungarees Stores, Inc.	Delaware Secretary of State
Monet International, Inc.	Delaware Secretary of State
Monet Puerto Rico, Inc.	Delaware Secretary of State
Nonee I Holding, LLC	Delaware Secretary of State
Nonee I, LLC	Delaware Secretary of State
Segrets, Inc.	Delaware Secretary of State
Westcoast Contempo Promenade, Inc.	Washington State Department of Licensing
Westcoast Contempo Retail, Inc.	Washington State Department of Licensing
Westcoast Contempo (U.S.A.) Inc.	Washington State Department of Licensing
Liz Claiborne Puerto Rico, Inc.	Puerto Rico State Department
LCI Holdings, Inc.	Puerto Rico State Department

D-1

EXHIBIT E
ACQUISITIONS
1.	On May 18, 2007, Liz Claiborne, Inc., along with its wholly-owned subsidiary Havana, LLC, entered into an agreement whereby they purchased 50% of the Narciso Rodriguez name and related trademarks as well as certain assets used in the Narciso Rodriguez business.
2.	On August 10, 2010, Kate Spade LLC purchased all shares of stock of Neobrands Comércio, Importação e Exportação de Calçados, Bolsas, Roupas e Acessórios Ltda., a limited liability commercial company in São Paulo, Brazil (“Nerobrands”), pursuant to a Quota Purchase Agreement, by and between Elza Seixas Ferreira Rizo and Julian Alberto Rizo Molina (quotaholders of Neobrands) as sellers and Kate Spade LLC as purchaser.

E-1

EXHIBIT F
LETTER OF CREDIT RIGHTS
CHATTEL PAPER

			L/C Amount	L/C Exp.	B/G * Amount	B/G * Exp.
Loan Party/Beneficiary:	Bank Name	Reference	(in US Dollars)	Date	(in US $)	Date	Customer Name
Liz Claiborne Inc. and Subsidiaries	National Bank of Dubai PJSC	GTE-305709	39,689	7/31/11			AL TAYER INSIGNIA (DUBAI) LLC

Liz Claiborne Inc. and Subsidiaries	Ahli United Bank B.S.C.	2010/1337	145,404	09/30/11			BABY FAIR ESTABLISHMENT

Liz Claiborne Inc. and Subsidiaries	Siam Comml Bank Public Co Ltd	30001LC1000307	443,525	05/02/11			CENTRAL DEPARTMENT STORE LTD

Liz Claiborne Inc. and Subsidiaries	HSBC PLC GREECE	17426	100,000	12/10/11			DUTY FREE SHOPS S.A. (formerly Elmec Sports SA)

Liz Claiborne Inc. and Subsidiaries	HSBC PLC GREECE	17426	15,000	12/10/11			DUTY FREE SHOPS S.A. (formerly Elmec Sports SA)

Liz Claiborne Inc. and Subsidiaries	HSBC PLC GREECE	17426	1,850,000	12/10/11			DUTY FREE SHOPS S.A. (formerly Elmec Sports SA)

Liz Claiborne Inc. and Subsidiaries	National Bank of Dubai PJSC	GTE-305684	693,356	07/31/11			HARVEY NICHOLS (DUBAI) LLC

Liz Claiborne Inc. & Subsidiaries	WOORI BANK	MD1P6011NU00018	2,492,229	05/15/11			HYUNDAI DEPARTMENT STORE CO.,LTD.

F-1

			L/C Amount	L/C Exp.	B/G * Amount	B/G * Exp.
Loan Party/Beneficiary:	Bank Name	Reference	(in US Dollars)	Date	(in US $)	Date	Customer Name
Liz Claiborne Inc. and Subsidiaries	HK + Shangai Banking Corp LTD	SLCPNM080008	151,000	02/28/11			IMPORTADORA MADURO, S.A.

Liz Claiborne Inc. and Subsidiaries	HK + Shangai Banking Corp LTD	SBTOCB745516	150,000	06/30/11			JAY GEE ENTERPRISES PTE LTD.

Liz Claiborne Inc. and Subsidiaries	HK + Shangai Banking Corp LTD	SBTOCB745516	150,000	06/30/11			JAY GEE ENTERPRISES SDN BHD

Liz Claiborne Inc. and Subsidiaries	CITIC KA WA BANK LTD.	L/C894010609343	1,200,000	12/07/11			JC Crawford LTD formerly LCJG Distibution)

Liz Claiborne Inc.	Wells Fargo Bank, N.A.	MAC D4004-017	500,000	03/17/12			LOEHMANN’S OPERATING CO.

Liz Claiborne Inc. and Subsidiaries	Emirates Bank International	ENBDLC09008327	691,397	07/31/11			NOUL LLC.

Liz Claiborne Inc. & Subsidiaries	Alahli Bank of Kuwait	ILC0905709ABKD	300,000	12/31/10			STYLE AVENUE DUBAI LLC

Liz Claiborne Inc. & Subsidiaries	Alahli Bank of Kuwait	ILC0905709ABKD	300,000	12/31/10			STYLE AVENUE DUBAI LLC

Liz Claiborne Inc. and Subsidiaries and L C Footwear LLC	PEOPLES STATE BANK	456	15,000	11/01/10			WALL STREET, INC.

Liz Claiborne Cosmetics Inc	Bank of America	68049254	200,815	04/01/12			SUITE K VALUE ADDED SERVICE, LLC

LCI Holdings, Inc	Banca Nationale Del Lavoro	56962	1,267,277.58	09/13/11			GEOX RETAIL EAST, INC

Liz Claiborne Inc.	Bank of America	S202737	179,765	08/02/11			AP BAG USA, INC

Liz Claiborne Inc.	Bank of America	68047414	638,684	02/15/13			KELLWOOD COMPANY

Total			11,523,141.58

F-2

EXHIBIT G
INTELLECTUAL PROPERTY
PATENTS

Name of Grantor	Patent Description	Issue Date	Patent Number
Kate Spade LLC	BAG CLASP (KATE SPADE)	December 19, 2006	D533,719
Liz Claiborne, Inc.	BELT HANGER	December 23, 1997	D387,980
Liz Claiborne, Inc.	FASTENER	January 12, 1999	D403,952
Liz Claiborne, Inc.	HOSIERY HANGER	February 24, 1998	D391,157
Liz Claiborne, Inc.	SNAP FASTENER	February 2, 1999	D404,997
L.C. Licensing, Inc.	JEWELRY STAND	March 31, 1998	D392,816
PATENT APPLICATIONS

Name of Grantor	Patent Description	Application Date	Application Number
Juicy Couture, Inc.	CONVERTIBLE BOX	May 1, 2010	12/772196
CANADIAN INDUSTRIAL DESIGN REGISTRATIONS

Name of Grantor	Title	Status	Reg. No.	Reg. Date
Liz Claiborne Inc.	BOTTLE (REALITIES)	Registered	68339	4/9/1991
Liz Claiborne Inc.	COSMETIC BOX	Registered	68340	4/9/1991
Liz Claiborne Inc.	DISPLAY STAND	Registered	66396	6/26/1990
Liz Claiborne Inc.	DISPLAY STAND	Registered	66395	6/26/1990
Liz Claiborne Inc.	FASTENER	Registered	86840	5/28/1999
Liz Claiborne Inc.	STAND	Registered	66393	6/26/1990

TRADEMARKS
U.S. Trademark Registrations and Applications
JUICY COUTURE, INC.

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
74	Registered	77067397	12/19/2006	3445902	6/10/2008

BIRD	Filed	77855089	10/22/2009

BIRD BY JUICY COUTURE	Filed	77575405	9/22/2008

BIRD BY JUICY COUTURE	Filed	77575459	9/22/2008

BIRD BY JUICY COUTURE	Filed	77578012	9/24/2008

BIRD BY JUICY COUTURE	Registered	77980986	9/22/2008	3912360	1/25/2011

BORN IN THE GLAMOROUS USA	Registered	78806608	2/3/2006	3345738	11/27/2007

BORN IN THE GLAMOROUS USA	Registered	78959729	8/24/2006	3769454	3/30/2010

BORN IN THE GLAMOROUS USA	Registered	78959721	8/24/2006	3510166	9/30/2008

BORN IN THE GLAMOROUS USA	Registered	78959713	8/24/2006	3455823	6/24/2008

CHOOSE JUICY	Registered	76355074	1/3/2002	2882280	9/7/2004

CHOOSE WATER	Registered	77121192	3/2/2007	3481417	8/5/2008

CLUB COUTURE	Registered	77963701	3/19/2010	3927112	3/1/2011

CLUB COUTURE	Registered	77963735	3/19/2010	3927113	3/1/2011

COUTURE COUTURE	Registered	78834572	3/10/2006	3750786	2/16/2010

COUTURE COUTURE	Registered	78978994	7/29/2005	3354458	12/11/2007

COUTURE FOR A CAUSE	Filed	85215339	1/11/2011

COUTURE IN A BAG	Filed	77919424	1/25/2010

DAYDREAMER	Registered	77566792	9/10/2008	3605924	4/14/2009

DIRTY ENGLISH	Registered	77204736	6/13/2007	3525082	10/28/2008

DIRTY ENGLISH	Filed	85282162	3/31/2011

DOGGY COUTURE	Registered	78972997	9/13/2006	3510328	9/30/2008

DOWN DOG COUTURE	Registered	77486552	5/29/2008	3886739	12/7/2010

EXTRA JUICY	Registered	76551874	10/16/2003	3149134	9/26/2006

FOR NICE GIRLS WHO LIKE STUFF	Registered	78979585	8/24/2006	3532837	11/11/2008

FOR NICE GIRLS WHO LIKE STUFF	Registered	78959793	8/24/2006	3610509	4/21/2009

J ZIPPER PULL	Registered	77184419	5/18/2007	3539376	12/2/2008

JC Crown Design	Filed	85269271	3/17/2011

JC Crown Design	Filed	85269297	3/17/2011

JC Crown Design	Filed	85269322	3/17/2011

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
JC Crown Design	Filed	85269380	3/17/2011

JC Design	Registered	77702347	3/30/2009	3698422	10/20/2009

JM JUICY COUTURE Lion Crest Design	Registered	77032126	10/30/2006	3499543	9/9/2008

JM JUICY COUTURE Lion Crest Design	Registered	77310768	10/23/2007	3577466	2/17/2009

JUICY	Registered	75538291	8/18/1998	2285232	10/12/1999

JUICY	Registered	76355072	1/3/2002	3038147	1/3/2006

JUICY	Registered	76977221	1/3/2002	2995654	9/13/2005

JUICY	Registered	78720344	9/26/2005	3633187	6/2/2009

JUICY	Registered	77210732	6/20/2007	3381433	2/12/2008

JUICY	Registered	77793043	7/30/2009	3762789	3/23/2010

JUICY	Registered	77812116	8/25/2009	3763190	3/23/2010

JUICY BABY	Registered	76376647	2/28/2002	3233785	4/24/2007

JUICY COUTURE	Registered	76376638	2/28/2002	3194741	1/2/2007

JUICY COUTURE	Registered	75743731	7/2/1999	2348674	5/9/2000

JUICY COUTURE	Registered	76977226	2/28/2002	2978046	7/26/2005

JUICY COUTURE	Registered	76355073	1/3/2002	2882279	9/7/2004

JUICY COUTURE	Registered	78879503	5/9/2006	3451212	6/17/2008

JUICY COUTURE	Registered	76978162	2/28/2002	3146100	9/19/2006

JUICY COUTURE	Registered	77033935	11/1/2006	3346828	12/4/2007

JUICY COUTURE	Registered	77470227	5/9/2008	3604114	4/7/2009

JUICY COUTURE	Filed	77509864	6/27/2008

JUICY COUTURE	Filed	77531305	7/25/2008

JUICY COUTURE	Filed	77531320	7/25/2008

JUICY COUTURE BABY	Registered	76355510	1/3/2002	2995498	9/13/2005

JUICY COUTURE LOVE G&P Design	Filed	78823729	2/27/2006

JUICY COUTURE LOVE G&P Design	Filed	78778561	12/21/2005

JUICY COUTURE Scotty Dog Crest Design	Registered	78844676	3/23/2006	3354006	12/11/2007

JUICY COUTURE Scotty Dog Crest Design	Filed	85089889	7/21/2010

JUICY GIRL	Registered	75718579	6/1/1999	3329779	11/6/2007

JUICY GIRL	Registered	76978523	3/17/2003	3265587	7/17/2007

JUICY GIRL	Filed	85101876	8/6/2010

JUICY GIRL	Filed	85101882	8/6/2010

JUICY GIRL	Filed	85101892	8/6/2010

JUICY GIRL	Filed	85246948	2/19/2011

Juicy J Pocket Design	Registered	77746290	5/28/2009	3733004	12/29/2009

JUICY JEANS	Registered	75853613	11/22/1999	2387924	9/19/2000

LOVE G&P	Registered	78680187	7/28/2005	3720092	12/1/2009

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
MADE IN THE GLAMOROUS U.S.A.	Registered	76507435	3/31/2003	2885825	9/21/2004

MISS JUICY	Filed	85282097	3/31/2011

PEACE LOVE & JUICY COUTURE	Filed	85016984	4/19/2010

POSH POOCH SET	Filed	77146029	4/2/2007

SAME OLD CHIC	Filed	77925839	2/2/2010

SAME OLD CHIC	Filed	77925847	2/2/2010

Scotty Dog Crest Logo	Filed	85102004	8/6/2010

Scotty Dog Crest Logo	Filed	85101983	8/6/2010

Scotty Dog Crest Logo	Filed	85101964	8/6/2010

Scotty Dog Crest Logo	Filed	85101938	8/6/2010

Scotty Dog Crest Logo	Filed	85101925	8/6/2010

SCOTTY DOG Logo	Registered	78418542	5/13/2004	3066756	3/7/2006

SCOTTY DOG Logo	Registered	78515407	11/11/2004	3395794	3/11/2008

SMELLS LIKE COUTURE	Registered	78786416	1/6/2006	3451056	6/17/2008

SMELLS LIKE COUTURE	Registered	77885332	12/3/2009	3818073	7/13/2010

SMELLS LIKE COUTURE	Registered	77888830	12/8/2009	3818217	7/13/2010

VIVA LA JUICY	Filed	77426195	3/19/2008
KATE SPADE, LLC

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLASSIC PEARLS	Registered	78203142	1/14/2003	2898149	10/26/2004

JACK SPADE	Registered	75220511	1/2/1997	2341633	4/11/2000

JACK SPADE	Registered	75249603	2/28/1997	2578940	6/11/2002

JACK SPADE	Registered	76530960	7/21/2003	2871175	8/10/2004

JACK SPADE	Filed	85209722	1/4/2011

JACK SPADE WARREN STREET NEW YORK	Registered	76069301	6/13/2000	2455406	5/29/2001

KATE SPADE	Registered	76106039	8/9/2000	2724972	6/10/2003

KATE SPADE	Registered	78329972	11/19/2003	2918996	1/18/2005

KATE SPADE	Registered	75220568	1/2/1997	2522892	12/25/2001

KATE SPADE	Registered	75047470	1/23/1996	2064708	5/27/1997

KATE SPADE	Registered	75250157	2/28/1997	2578942	6/11/2002

KATE SPADE	Registered	76535011	8/6/2003	2905861	11/30/2004

KATE SPADE	Registered	76469962	11/25/2002	3139442	9/5/2006

KATE SPADE	Registered	76469959	11/25/2002	2919490	1/18/2005

KATE SPADE BABY	Registered	78795157	1/19/2006	3183504	12/12/2006

KATE SPADE Label Placement Logo	Registered	75047450	1/23/1996	2073406	6/24/1997

KATE SPADE NEW YORK	Filed	85058706	6/9/2010

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE NEW YORK	Registered	76041126	5/5/2000	2654803	11/26/2002

KATE SPADE NEW YORK	Registered	78461367	8/3/2004	3271494	7/31/2007

KATE SPADE NEW YORK	Registered	76041129	5/5/2000	2446491	4/24/2001

KATE SPADE NEW YORK	Registered	76041130	5/5/2000	2537318	2/5/2002

KATE SPADE NEW YORK	Registered	76041128	5/5/2000	2613247	8/27/2002

KATE SPADE NEW YORK	Registered	76530961	7/21/2003	2956539	5/31/2005

KATE SPADE NEW YORK	Registered	76469961	11/25/2002	2931300	3/8/2005

KATE SPADE NEW YORK	Registered	78698211	8/23/2005	3095754	5/23/2006

KATE SPADE NEW YORK	Registered	76469960	11/25/2002	2841312	5/11/2004

KATE SPADE NEW YORK	Filed	77969578	3/26/2010

KATE SPADE NEW YORK SPADE Design	Filed	85116300	8/26/2010

KATE SPADE NEW YORK SPADE Design	Filed	85116317	8/26/2010

KATE SPADE NEW YORK SPADE Design	Filed	85116332	8/26/2010

KATE SPADE NEW YORK SPADE Design	Filed	85119979	8/31/2010

KATE SPADE NEW YORK SPADE Design	Filed	85120019	8/31/2010

KATE SPADE NEW YORK SPADE Design	Filed	85120071	8/31/2010

KATE SPADE NEW YORK SPADE Design	Filed	85120107	8/31/2010

KATE SPADE NEW YORK Stylized	Registered	78633006	5/19/2005	3092920	5/16/2006

KATE SPADE SATURDAY	Filed	85088833	7/20/2010

KATE SPADE SATURDAY	Filed	85088791	7/20/2010

KATE SPADE SATURDAY	Filed	85088913	7/20/2010

KATE SPADE Stylized	Registered	75047467	1/23/1996	2068911	6/10/1997

KS Design	Registered	77090161	1/24/2007	3311286	10/16/2007

LIVE COLORFULLY	Filed	85267033	3/15/2011

Noel Decade Logo	Registered	76521528	6/9/2003	2903778	11/16/2004

Noel Logo	Registered	76975866	2/9/2001	2865590	7/20/2004

Noel Logo	Registered	76212692	2/9/2001	2626385	9/24/2002

Noel Logo	Registered	76500447	3/17/2003	2814770	2/17/2004

Noel Logo	Registered	76975635	2/9/2001	2780578	11/4/2003

Noel Logo	Registered	76212690	2/9/2001	2737874	7/15/2003

Noel Logo	Registered	78331344	11/21/2003	2917344	1/11/2005

Noel Logo	Registered	76975433	2/9/2001	2768030	9/23/2003

Noel Repeat Design	Registered	78174868	10/16/2002	2901504	11/9/2004

Noel Repeat Logo	Registered	78174669	10/15/2002	2834353	4/20/2004

Noel Repeat Logo	Registered	78174847	10/16/2002	2893121	10/12/2004

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
QUICK AND CURIOUS AND PLAYFUL	Filed	85043582	5/20/2010

QUICK AND CURIOUS AND PLAYFUL	Filed	85049023	5/27/2010

Spade Corner Pocket Logo	Filed	85003113	3/31/2010

Spade Full Pocket Logo	Filed	85003024	3/31/2010

SUPERCALIFRAGILIPSTICK	Filed	85144360	10/4/2010

TWIRL	Filed	77969558	3/26/2010
L. C. LICENSING, INC.

Mark Name	Status	App. Date	App. Date	Reg. No.	Reg. Date
AND JUST LIKE THAT, IT BEGINS	Registered	78238270	4/16/2003	2911758	12/14/2004

APPLAUD	Registered	78115278	3/15/2002	3090861	5/9/2006

APPLAUD	Registered	78171821	10/7/2002	3225482	4/3/2007

BELONGINGS	Registered	78270458	7/3/2003	3068991	3/14/2006

CENZA	Registered	74635481	2/17/1995	1945838	1/2/2006

CITY LEATHER	Registered	78238274	4/16/2003	2973207	7/19/2005

CITY UNLTD.	Registered	78624888	5/6/2005	3231090	4/17/2007

COMPOSITES	Registered	78185410	11/15/2002	3204352	1/30/2007

COSETTE	Registered	78171747	10/7/2002	3036427	12/27/2005

COTTONUITY	Registered	74397898	6/4/1993	1829471	4/5/1994

CRAZY HORSE	Registered	75981017	2/10/2000	2528501	1/8/2002

CRAZY HORSE	Registered	75611232	12/23/1998	2956381	5/31/2005

CRAZY HORSE	Registered	72163172	2/20/1963	759737	11/5/1963

ELISABETH	Registered	75035736	12/22/1995	2128086	1/13/1998

ELISABETH BY LIZ CLAIBORNE	Registered	78298771	9/10/2003	3089407	5/9/2006

ELISABETH LIZ CLAIBORNE INC. Stylized	Registered	74101342	9/28/1990	1687927	5/19/1992

FIRST ISSUE	Registered	73673954	7/23/1987	1479631	3/8/1988

GRACE POINT	Registered	78270460	7/3/2003	3330406	11/6/2007

HAVE TO HAVE	Registered	78318420	10/24/2003	3114884	7/11/2006

LETTER PERFECT	Registered	78294766	9/2/2003	2958403	5/31/2005

LIFE JUST GOT A LITTLE EASIER	Registered	78316700	10/21/2003	2905057	11/23/2004

LIZ SOFT TOUCH	Registered	78318431	10/24/2003	2974027	7/19/2005

LUXE EDITION	Registered	78264917	6/20/2003	3068976	3/14/2006

METRO CONCEPTS	Registered	76283515	7/11/2001	2976702	7/26/2005

MICHAELA	Registered	78171736	10/7/2002	2972834	7/19/2005

RESOLUTIONS	Registered	78270467	7/3/2003	3280388	8/14/2007

Mark Name	Status	App. Date	App. Date	Reg. No.	Reg. Date
RHYTHM AND BLUES	Registered	78630389	5/16/2005	3500104	9/9/2008

SPECIAL BRANDS A LIZ CLAIBORNE COMPANY Stylized	Registered	76976882	6/8/2001	2889997	9/28/2004

STAMP 10	Registered	78636671	5/25/2005	3320063	10/23/2007

SWE	Registered	78976315	4/26/2004	2999285	9/20/2005

TINT	Registered	76603945	7/26/2004	3133528	8/22/2006

VIVID	Registered	74347506	1/11/1993	1860231	10/25/1994

WOMEN’S WORK Design	Registered	74801106	10/28/1991	1847509	7/26/1994

YZZA	Filed	78502488	10/19/2004
LIZ CLAIBORNE, INC.

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
@TRACT	Registered	78957273	8/22/2006	3307331	10/9/2007

A PORTFOLIO OF BRANDS	Filed	85251452	2/25/2011

AXCESS	Registered	77284787	9/20/2007	3426629	5/13/2008

AXCESS A LIZ CLAIBORNE COMPANY	Registered	77036533	11/3/2006	3315637	10/23/2007

AXCESS Design	Registered	76424236	6/24/2002	2993597	9/13/2005

AXCESS Design	Registered	76976302	6/24/2002	2998829	9/20/2005

BORA BORA	Registered	76266911	6/5/2001	2743659	7/29/2003

BORA BORA Men’s Bottle Logo	Registered	76425314	6/24/2002	2815578	2/17/2004

BORA BORA Women’s Bottle Logo	Registered	76424239	6/24/2002	2798927	12/23/2003

C2.0 Stylized	Registered	75778002	8/18/1999	2550591	3/19/2002

CLAIBORNE	Registered	73600946	5/27/1986	1480350	3/15/1988

CLAIBORNE	Registered	73771324	12/23/1988	1554507	9/5/1989

CLAIBORNE	Registered	74062991	5/29/1990	1653728	8/13/1991

CLAIBORNE	Registered	78559586	2/3/2005	3269342	7/24/2007

CLAIBORNE 2.0 Stylized	Registered	75777527	8/18/1999	2545212	3/5/2002

CLAIBORNE Bottle Design	Registered	73837071	11/1/1989	1611814	9/4/1990

CLAIBORNE SPORT	Registered	75234374	1/31/1997	2191453	9/22/1998

CONCEPTS BY CLAIBORNE	Registered	78971091	9/11/2006	3600430	3/31/2009

CONCEPTS BY CLAIBORNE	Registered	78971071	9/11/2006	3659510	7/21/2009

CONCEPTS BY CLAIBORNE	Registered	78971061	9/11/2006	3621097	5/12/2009

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
CRAZY HORSE & EDGE Design	Filed	78513545	11/9/2004

CURVE	Registered	74670680	5/8/1995	2027829	12/31/1996

CURVE APPEAL	Filed	85157271	10/20/2010

CURVE CHILL	Registered	78860102	4/12/2006	3255533	6/26/2007

CURVE CRUSH	Registered	78294759	9/2/2003	2973691	7/19/2005

CURVE KICKS	Registered	78971107	9/11/2006	3310027	10/9/2007

CURVE Stylized	Registered	75335788	8/4/1997	2160698	5/26/1998

CURVE WAVE	Registered	78482365	9/13/2004	3069386	3/14/2006

CURVE. SEE WHERE IT TAKES YOU.	Registered	75298339	5/27/1997	2132886	1/27/1998

DANA BUCHMAN	Registered	74416272	7/23/1993	1884379	3/14/1995

DANA BUCHMAN	Registered	77002069	9/19/2006	3880135	11/23/2010

DANA BUCHMAN	Registered	77002085	9/19/2006	3919971	2/15/2011

DANA BUCHMAN	Registered	77663785	2/5/2009	3931636	3/15/2011

DANA BUCHMAN	Registered	77679684	2/27/2009	3666758	8/11/2009

DB DANA BUCHMAN Logo	Registered	77977579	6/20/2008	3681433	9/8/2009

DB LIFE	Registered	78665698	7/7/2005	3320227	10/23/2007

DIVA BY DANA BUCHMAN	Registered	77009527	9/28/2006	3350777	12/11/2007

DIVA BY DANA BUCHMAN	Registered	77009548	9/28/2006	3358428	12/25/2007

DRESSED TO GO	Filed	85195203	12/10/2010

ESTATE BY MONET	Registered	78632035	5/18/2005	3211900	2/20/2007

GRAPHITE BLUE BY REALITIES	Registered	78965250	8/31/2006	3482553	8/5/2008

IT’S TIME TO TALK	Filed	85206914	12/28/2010

LC Logo	Registered	76513514	5/12/2003	3009697	10/25/2005

LC Logo	Filed	77506486	6/24/2008

LC Logo	Registered	77506527	6/24/2008	3758460	3/9/2010

LC Logo	Filed	77507525	6/25/2008

LC Square Logo	Filed	77910193	1/12/2010

LC Square Logo	Filed	77910613	1/13/2010

LC Square Logo	Filed	77910264	1/12/2010

LC Square Logo	Filed	77910237	1/12/2010

LC Square Logo	Filed	77910220	1/12/2010

LC Square Logo	Filed	77910210	1/12/2010

LIVE IN COLOR	Registered	78612542	4/20/2005	3173260	11/21/2006

LIZ	Registered	76977592	6/24/2002	2978080	7/26/2005

LIZ & CO.	Registered	78144927	7/17/2002	2818408	2/24/2004

LIZ & CO.	Registered	76975739	12/17/2001	2765530	9/16/2003

LIZ & CO. Stylized	Registered	77034908	11/2/2006	3619770	5/12/2009

LIZ & CO. Stylized	Registered	77256042	8/15/2007	3381664	2/12/2008

LIZ CLAIBORNE	Registered	74471255	12/20/1993	2010455	10/22/1996

LIZ CLAIBORNE	Registered	73741678	7/22/1988	1529086	3/7/1989

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Registered	73588531	3/17/1986	1442825	6/16/1987

LIZ CLAIBORNE	Registered	73241762	12/6/1979	1167434	9/1/1981

LIZ CLAIBORNE	Registered	75298341	5/27/1997	2202253	11/3/1998

LIZ CLAIBORNE	Registered	73311217	5/20/1981	1213969	10/26/1982

LIZ CLAIBORNE	Registered	73461219	1/16/1984	1317038	1/29/1985

LIZ CLAIBORNE	Registered	73574821	12/23/1985	1422446	12/30/1986

LIZ CLAIBORNE	Registered	76268963	6/11/2001	2889578	9/28/2004

LIZ CLAIBORNE	Registered	75981288	2/10/2000	2557050	4/2/2002

LIZ CLAIBORNE	Registered	78114939	3/14/2002	2968049	7/12/2005

LIZ CLAIBORNE	Registered	78188344	11/24/2002	2885141	9/14/2004

LIZ CLAIBORNE	Registered	78349494	1/8/2004	3107630	6/20/2006

LIZ CLAIBORNE	Registered	75975430	11/15/1993	2131395	1/20/1998

LIZ CLAIBORNE COMPANY STORE (stacked)	Registered	78327044	11/12/2003	2916333	1/4/2005

Liz Claiborne Glass Bottle Design	Registered	73707096	1/22/1988	1533845	4/11/1989

LIZ CLAIBORNE LC CLOVER Logo (2008 for Isaac Mizrahi)	Registered	77767901	6/25/2009	3783673	5/4/2010

LIZ CLAIBORNE LC CLOVER Logo (2008 for Isaac Mizrahi)	Registered	77768259	6/25/2009	3786962	5/11/2010

LIZ CLAIBORNE LC CLOVER Logo (2008 for Isaac Mizrahi)	Registered	77768833	6/26/2009	3786966	5/11/2010

LIZ CLAIBORNE LC CLOVER Logo (2008 for Isaac Mizrahi)	Filed	77868479	11/9/2009

LIZ CLAIBORNE NEW YORK	Filed	77550528	8/19/2008

LIZ CLAIBORNE NEW YORK	Filed	77550555	8/19/2008

LIZ CLAIBORNE NEW YORK	Filed	77550574	8/19/2008

LIZ IS	Registered	77098939	2/5/2007	3379229	2/5/2008

LIZ LEGACY	Filed	85005251	4/2/2010

LIZ LEGACY Stylized	Filed	85005144	4/2/2010

LIZ CLAIBORNE RED SUNSET	Registered	78972509	9/12/2006	3400198	3/18/2008

LIZ CLAIBORNE SUNRISE	Registered	78972528	9/12/2006	3403682	3/25/2008

LIZBUY.COM	Registered	78327031	11/12/2003	2934255	3/15/2005

LIZCLAIBORNE.COM	Registered	78259959	6/9/2003	2898309	10/26/2004

LIZEXCHANGE	Registered	78463359	8/6/2004	3011135	11/1/2005

LIZGOLF	Registered	75256491	3/13/1997	2132747	1/27/1998

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZLINK	Registered	76060360	6/1/2000	2560135	4/9/2002

LIZSPORT	Registered	73530271	4/2/1985	1371423	11/19/1985

LIZSPORT	Registered	76424234	6/24/2002	2788241	12/2/2003

LIZWEAR	Registered	78419600	5/17/2004	3059604	2/14/2006

LIZWEAR	Registered	73505162	10/22/1984	1346383	7/2/1985

MAKE IT WORK	Filed	85195189	12/10/2010

MAKE IT WORK	Filed	85238721	2/10/2011

MAKE IT WORK	Filed	85238759	2/10/2011

MAMBO	Registered	76085725	7/10/2000	2925530	2/8/2005

MAMBO Bottle Design	Registered	76255658	5/14/2001	2863147	7/13/2004

MAMBO LIZ CLAIBORNE Stylized	Registered	76248885	4/30/2001	2574554	5/28/2002

MARVELLA	Registered	73544460	6/24/1985	1392296	5/6/1986

MARVELLA	Registered	78976147	7/8/2003	2980070	7/26/2005

MONET	Registered	78113073	3/7/2002	3071642	3/21/2006

MONET	Registered	78975603	3/7/2002	2907390	11/30/2004

MONET	Registered	73300467	3/9/1981	1209655	9/21/1982

MONET	Registered	72109807	12/7/1960	719979	8/15/1961

MONET M MONOGRAM Logo	Filed	77894678	12/16/2009

MONET M MONOGRAM Logo	Filed	77894661	12/16/2009

OLIVIA STONE	Filed	77922326	1/28/2010

REALITIES	Registered	74033123	2/26/1990	1663741	11/5/1991

REALITIES Bottle Design	Registered	74051323	4/19/1990	1660255	10/8/1991

RUBY & MILA	Filed	77911908	1/14/2010

RUBY & MILA	Filed	77911921	1/14/2010

SOUL BY CURVE Design	Registered	78609857	4/15/2005	3205077	2/6/2007

SPARK LIZ CLAIBORNE Stylized	Registered	76513512	5/12/2003	2900469	11/2/2004

SPARK SEDUCTION	Registered	78382934	3/12/2004	3009594	10/25/2005

SPARK SEDUCTION LIZ CLAIBORNE	Registered	78424703	5/25/2004	3009666	10/25/2005

ST. AUMONT	Registered	72245106	5/6/1966	828622	5/9/1967

STUDIO BY LIZ CLAIBORNE	Registered	78612464	4/20/2005	3330975	11/6/2007

Triangle Cosmetic Logo (Red, Blue & Yellow)	Registered	73607982	7/7/1986	1450271	8/4/1987

Triangular Bottle Design	Registered	73707097	1/22/1988	1507695	10/11/1988

TRIFARI	Registered	71401626	1/6/1938	357174	5/24/1938

TRIFARI & CROWN Design	Registered	71532381	8/25/1947	508951	4/26/1949

TRIFARI Stylized	Registered	71675448	10/25/1954	612161	9/13/1955

ULTIMATE CURVE	Filed	77664209	2/5/2009

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
UNEXPECTED EXTRAS	Registered	77624703	12/2/2008	3690539	9/29/2009

VILLAGER	Registered	74694810	6/28/1995	2274693	8/31/1999

VILLAGER	Registered	75196057	11/12/1996	2390125	9/26/2000

VILLAGER	Registered	75323625	7/14/1997	2487829	9/11/2001

VILLAGER	Registered	72167068	4/18/1963	763997	1/28/1964
LUCKY BRAND DUNGAREES, INC.

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
181	Filed	85099196	8/3/2010

221	Registered	77872207	11/13/2009	3865742	10/19/2010

227	Filed	77889712	12/9/2009

455	Registered	77874607	11/17/2009	3901798	1/4/2011

487	Registered	77874614	11/17/2009	3901799	1/4/2011

CALIFORNIA DREAMIN’	Filed	85270362	3/18/2011

Clover (Pocket Interior) Logo	Registered	75117852	6/12/1996	2129881	1/20/1998

Clover (Zipper Pull) Logo	Registered	75137075	7/22/1996	2,113,726	11/18/1997

CLOVER Logo	Registered	75117085	6/11/1996	2400358	10/31/2000

CLOVER Logo	Registered	77517182	7/8/2008	3693776	10/6/2009

DENIM HIGHWAY	Registered	77257836	8/17/2007	3494965	9/2/2008

INDIGO CLOVER	Filed	77284195	9/20/2007

Lola Pocket Design	Registered	77536894	8/1/2008	3522929	10/21/2008

LOVE NOTE	Registered	77257899	8/17/2007	3418018	4/29/2008

LUCK YOU Fly Label Design	Registered	74384234	4/29/1993	2050091	4/8/1997

LUCKY	Registered	77153076	4/10/2007	3417110	4/29/2008

LUCKY and Yin Yang Heart Design	Registered	77151902	4/9/2007	3517270	10/14/2008

LUCKY BABY	Registered	78334239	11/30/2003	2903532	11/16/2004

LUCKY BRAND	Registered	75924261	2/22/2000	3104220	6/13/2006

LUCKY BRAND	Registered	75852779	11/16/1999	2795162	12/16/2003

LUCKY BRAND	Registered	76282385	7/11/2001	2655004	11/26/2002

LUCKY BRAND	Registered	76304138	8/23/2001	2725491	6/10/2003

LUCKY BRAND	Registered	75141074	7/22/1996	2572426	5/28/2002

LUCKY BRAND	Registered	74082798	7/30/1990	1646123	5/28/1991

LUCKY BRAND	Registered	75977217	10/17/1996	2756608	8/26/2003

LUCKY BRAND	Registered	77068530	12/20/2006	3407935	4/8/2008

LUCKY BRAND	Registered	77182493	5/16/2007	3699407	10/20/2009

LUCKY BRAND	Registered	77299071	10/9/2007	3506278	9/23/2008

LUCKY BRAND	Filed	77615906	11/17/2008

LUCKY BRAND	Filed	85213150	1/7/2011

LUCKY BRAND	Filed	85228321	1/27/2011

LUCKY BRAND DUNGAREES, INC.

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND and Clover Design	Registered	76495899	3/7/2003	2883694	9/14/2004

LUCKY BRAND BLUE JEANS	Registered	76282386	7/11/2001	2703123	4/1/2003

LUCKY BRAND DUNGAREES	Registered	75030041	12/8/1995	2686829	2/11/2003

LUCKY BRAND DUNGAREES	Registered	78141675	7/7/2002	2936774	3/29/2005

LUCKY BRAND DUNGAREES in Clover Design	Registered	78321365	10/31/2003	3107591	6/20/2006

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE Design	Registered	75118448	6/13/1996	2158107	5/19/1998

LUCKY BRAND JEANS	Registered	78513557	11/9/2004	3041039	1/10/2006

LUCKY BRAND LEGEND	Filed	77821440	9/8/2009

LUCKY DREAMS	Registered	78221879	3/5/2003	2931758	3/8/2005

LUCKY Fortune Cookie Design	Registered	77254756	8/14/2007	3483612	8/12/2008

LUCKY GIRLS	Registered	78251335	5/19/2003	3378468	2/5/2008

LUCKY HOUND	Registered	77975131	9/20/2006	3379267	2/5/2008

LUCKY KID	Registered	78833361	3/9/2006	3500183	9/9/2008

LUCKY KID	Filed	78923501	7/6/2006

LUCKY KID	Registered	78979507	7/6/2006	3387018	2/19/2008

LUCKY LEGEND	Registered	77372213	1/15/2008	3775279	4/13/2010

LUCKY LEGEND	Filed	85171610	11/8/2010

LUCKY LEGEND	Filed	85171549	11/8/2010

LUCKY LEGEND	Filed	85171671	11/8/2010

LUCKY LEGEND	Filed	85171753	11/8/2010

LUCKY LEGEND	Filed	85174108	11/10/2010

LUCKY ME	Registered	75450495	3/16/1998	2469997	7/17/2001

LUCKY NUMBER 6 Logo	Registered	78972420	9/12/2006	3265128	7/17/2007

LUCKY PEACE SIGN Logo	Registered	77517769	7/9/2008	3628597	5/26/2009

LUCKY SILVER	Registered	77572114	9/17/2008	3662935	8/4/2009

LUCKY SURPLUS	Filed	77906773	1/7/2010

LUCKY YOU	Registered	75117086	6/11/1996	2306342	1/4/2000

LUCKY YOU	Registered	74267253	4/20/1992	1739962	12/15/1992

LUCKY YOU Fly Label Design	Registered	74384152	4/29/1993	1886118	3/28/1995

LUCKY YOU LUCKY BRAND	Registered	76046470	5/9/2000	2583368	6/18/2002

LUCKY YOU LUCKY BRAND Design (Package)	Registered	76084522	7/10/2000	2724936	6/10/2003

RN#80318	Registered	78976550	4/7/2004	3051792	1/24/2006

THE LUCKY BRAND FOUNDATION MAK	Registered	75340734	8/13/1997	2271432	8/24/1999

WEAR US BE LUCKY	Registered	75849657	11/10/1999	2383437	9/5/2000

YOUR NEIGHBORHOOD JEAN STORE	Registered	77081130	1/11/2007	3301264	10/2/2007

ZEN AND CLOVER	Filed	77826819	9/15/2009

SEGRETS, INC.

Mark Name	Status	App. No.	App. Date	Reg. No.	Reg. Date
DESIGN (Horizontal & Vertical Lines)	Registered	78884247	5/16/2006	3274912	8/7/2007

DESIGN (Horizontal & Vertical Lines)	Registered	78884224	5/16/2006	3274911	8/7/2007

Egret Design	Registered	78622458	5/4/2005	3319977	10/23/2007

SIGRID OLSEN	Registered	78264948	6/20/2003	3083437	4/18/2006

SIGRID OLSEN	Registered	75566016	10/7/1998	3189701	12/26/2006

SIGRID OLSEN	Registered	74427562	8/23/1993	1869689	12/27/1994

SIGRID OLSEN	Registered	78971592	9/11/2006	3369509	1/15/2008

SIGRID OLSEN HOME Design	Registered	78514429	11/10/2004	3140243	9/5/2006

SO BE IT SIGRID OLSEN	Registered	78976144	5/30/2003	2980067	7/26/2005

VISION ART CLOTHING LIFE	Registered	75026520	12/1/1995	2100104	9/23/1997

International Trademark Registrations and Applications
LIZ CLAIBORNE, INC.

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
AXCESS & Design	Canada	Filed	1189671	9/18/2003

AXCESS Logo	Indonesia	Registered	D00 2003 20718-20903	8/7/2003	IDM000023651	12/17/2004

AXCESS Logo	Mexico	Registered	581669	12/19/2002	1062432	9/25/2008

AXCESS Logo	Mexico	Registered	581670	12/19/2002	816771	12/12/2003

AXCESS Logo	Mexico	Filed	581672	12/19/2002

AXCESS Logo	Mexico	Registered	581674	12/19/2002	1069385	10/29/2008

AXCESS Logo	Mexico	Registered	581675	12/19/2002	958178	10/18/2006

AXCESS Logo	Mexico	Registered	694213	12/17/2004	906720	10/31/2005

AXCESS Logo	Mexico	Registered	581678	12/19/2002	818840	1/26/2004

AXCESS Logo (letter “c” is red & underlined)	Mexico	Registered	581671	12/19/2002	1025563	2/22/2008

BECKON	Mexico	Registered	205805	7/19/1994	472373	9/5/1994

BENEATH	Mexico	Registered	208474	8/15/1994	486884	4/10/1995

BORA BORA	Brazil	Registered	824083202	7/6/2001	824083202	4/17/2007

BORA BORA	Canada	Registered	1,105,792	6/8/2001	TMA 588,638	9/2/2003

BORA BORA	Chile	Registered	839974	10/1/1998	523303	10/1/1998

BORA BORA	Mexico	Registered	489850	6/11/2001	709345	7/30/2001

BORA BORA	Spain	Registered	764519	9/9/1974	764,519	9/9/1974

BORA BORA LIZ CLAIBORNE	Argentina	Registered	2378399	6/11/2002	1924228	4/28/2003

BORA BORA LIZ CLAIBORNE	Aruba	Registered	21472	9/18/2001	21472	9/18/2001

BORA BORA LIZ CLAIBORNE	Australia	Registered	882730	7/16/2001	882730	3/8/2002

BORA BORA LIZ CLAIBORNE	Bahamas	Registered	24,460	11/15/2001	24460	9/29/2006

BORA BORA LIZ CLAIBORNE	Barbados	Registered	8115710	7/25/2001	81/15710	5/16/2002

BORA BORA LIZ CLAIBORNE	Bermuda	Registered	33,385	7/18/2001	33,385	7/18/2001

BORA BORA LIZ CLAIBORNE	China P.R.	Registered	1905151	7/3/2001	1905151	9/14/2002

BORA BORA LIZ CLAIBORNE	Colombia	Registered	1060476	7/25/2001	249.047	2/14/2002

BORA BORA LIZ CLAIBORNE	Community Trademark	Registered	2578086	2/14/2002	2578086	5/2/2003

BORA BORA LIZ CLAIBORNE	Ecuador	Registered	115,864	7/19/2001	17,363	4/12/2002

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
BORA BORA LIZ CLAIBORNE	Japan	Registered	2001061776	7/6/2001	4585756	7/12/2002

BORA BORA LIZ CLAIBORNE	Lebanon	Registered	29,881	7/3/2001	90,106	3/16/2002

BORA BORA LIZ CLAIBORNE	Malaysia	Registered	2001/08356	7/4/2001	2001/08356	7/4/2001

BORA BORA LIZ CLAIBORNE	Netherlands Antilles	Registered	D-3163	8/20/2001	2994	8/29/2001

BORA BORA LIZ CLAIBORNE	Philippines	Registered	42001004744	7/3/2001	4-2001-04744	6/16/2006

BORA BORA LIZ CLAIBORNE	Saudi Arabia	Registered	71889	7/2/2001	64428	9/18/2002

BORA BORA LIZ CLAIBORNE	Singapore	Registered	T200109671E	7/3/2001	T200109671E	9/13/2002

BORA BORA LIZ CLAIBORNE	United Arab Emirates	Registered	43,378	7/14/2001	34,647	11/16/2002

BORA BORA LIZ CLAIBORNE	Uruguay	Registered	334732	10/19/2001	334732	3/8/2002

BORA BORA LIZ CLAIBORNE	Venezuela	Registered	1220601	7/10/2001	P250894	4/12/2004

CAREFREE COTTON	Canada	Registered	783,878	5/30/1995	484,526	10/23/1997

CAREFREE COTTON	Mexico	Registered	233238	5/31/1995	498076	7/21/1995

CAREFREE LIZ CLAIBORNE	Community Trademark	Registered	3331683	8/29/2003	3331683	8/24/2005

CAREFREE LIZ CLAIBORNE Design	Community Trademark	Registered	3331675	8/29/2003	3331675	3/29/2005

CIANI	Canada	Registered	435057	1/29/1979	TMA251591	10/17/1980

CIANI	Germany	Registered	C27338	7/27/1978	984,232	4/5/1979

CIANI Design	Canada	Registered	448907	1/17/1980	256003	2/20/1981

CIRCUS HORSE	Canada	Registered	456,707	8/5/1980	TMA279,589	5/20/1983

CLAIBORNE	Argentina	Registered	1558355	8/26/1986	1412917	1/29/1993

CLAIBORNE	Argentina	Registered	2409514	1/29/2003	1958477	11/6/2003

CLAIBORNE	Argentina	Registered	2922766	6/17/2009	2359678	4/16/2010

CLAIBORNE	Argentina	Registered	2922768	1/29/1998	2359676	4/16/2010

CLAIBORNE	Argentina	Registered	2902381	11/5/1998	2366605	5/3/2010

CLAIBORNE	Aruba	Registered	VM-20080702	7/8/1988	12,654	7/2/2008

CLAIBORNE	Australia	Registered	508662	4/14/1989	508662	1/31/1991

CLAIBORNE	Australia	Registered	449124	7/25/1986	449124	5/11/1989

CLAIBORNE	Australia	Registered	450812	8/22/1986	450812	3/9/1989

CLAIBORNE	Australia	Registered	450803	8/22/1986	450803	3/16/1989

CLAIBORNE	Australia	Registered	582480	7/15/1992	582480	2/21/1994

CLAIBORNE	Austria	Registered	239686	7/25/1986	114696	11/28/1986

CLAIBORNE	Bahrain	Registered	15539	9/30/1992	15,539	9/30/1992

CLAIBORNE	Bangladesh	Registered	26502	2/20/1988	26502	2/20/1988

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Bangladesh	Registered	26507	2/20/1988	26507	2/20/1988

CLAIBORNE	Bangladesh	Registered	26508	2/20/1988	26508	2/20/1988

CLAIBORNE	Benelux	Registered	56261	7/22/1986	427306	7/22/1986

CLAIBORNE	Benelux	Registered	66900	4/12/1989	461780	4/12/1989

CLAIBORNE	Bolivia	Registered	50279	5/8/2000	56012	5/8/2000

CLAIBORNE	Brazil	Registered	811868192	1/21/1985	811868192	8/26/1986

CLAIBORNE	Brazil	Registered	813708125	8/19/1987	813708125	6/6/1989

CLAIBORNE	Brunei	Registered	17527	10/24/1991	17,527	10/24/1998

CLAIBORNE	Bulgaria	Registered	26046	1/20/1994	24229	7/27/1994

CLAIBORNE	Canada	Registered	529,757	10/11/1984	334,277	11/20/1987

CLAIBORNE	Canada	Registered	566,697	7/25/1986	372,210	8/24/1990

CLAIBORNE	China P.R.	Registered	252375	8/12/1985	252375	6/15/1986

CLAIBORNE	China P.R.	Registered	253727	8/12/1985	253727	6/30/1986

CLAIBORNE	China P.R.	Registered	253595	8/12/1985	253595	6/30/1986

CLAIBORNE	China P.R.	Registered	352887	8/9/1988	352887	6/30/1989

CLAIBORNE	Colombia	Registered	92.266.667	2/20/1987	128.172	2/15/1990

CLAIBORNE	Colombia	Registered	92.266.668	2/20/1987	128.212	2/15/1990

CLAIBORNE	Colombia	Registered	92.266.669	2/20/1987	128.211	2/15/1990

CLAIBORNE	Colombia	Registered	92.266.670	2/20/1987	128.21	2/15/1990

CLAIBORNE	Colombia	Registered	92.266.666	2/20/1987	128.171	2/15/1990

Claiborne	Colombia	Registered	128,207	3/9/1990	128,207	3/9/1990

CLAIBORNE	Community Trademark	Registered	172569	4/1/1996	172569	10/7/1998

CLAIBORNE	Costa Rica	Registered	1900-6911003	10/26/1987	69,110	10/18/1988

CLAIBORNE	Costa Rica	Registered	1900-6948018	5/6/1987	69480	1/20/1989

CLAIBORNE	Costa Rica	Registered	19006949525	5/6/1987	69495	1/20/1989

CLAIBORNE	Czech Republic	Registered	85969	1/21/1994	185340	5/30/1995

CLAIBORNE	Czech Republic	Registered	115382	10/2/1996	207093	1/28/1998

CLAIBORNE	Denmark	Registered	VA1989002423	4/6/1989	VR1990004170	6/29/1990

CLAIBORNE	Dominican Republic	Registered	38985	6/30/1985	38,985	6/30/1985

CLAIBORNE	Dominican Republic	Registered	42053	2/25/1987	42,053	2/25/1987

CLAIBORNE	Dominican Republic	Registered	42073	2/25/1987	42,073	2/25/1987

CLAIBORNE	Ecuador	Registered	Not Available	3/23/1987	1392-93	6/17/1988

CLAIBORNE	Ecuador	Registered	18690	8/2/1993	1072-93	8/2/1993

CLAIBORNE	Ecuador	Registered	Not Available	12/15/1987	1666-93	8/31/1988

CLAIBORNE	El Salvador	Registered	Not Available	12/1/1988	124 Book 118	12/1/1988

CLAIBORNE	Finland	Registered	198901767	4/7/1989	110689	2/20/1991

CLAIBORNE	Finland	Registered	198603005	7/28/1986	101023	3/7/1988

CLAIBORNE	France	Registered	720.125	11/7/1984	1,288,996	11/7/1984

CLAIBORNE	France	Registered	812,500	9/3/1986	1,464,981	9/3/1986

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Germany	Registered	C40369	4/19/1990	1,171,935	2/12/1991

CLAIBORNE	Germany	Registered	C33500	9/26/1984	1,077,122	5/17/1985

CLAIBORNE	Germany	Registered	C33514	10/1/1984	1,082,631	10/4/1985

CLAIBORNE	Great Britain	Registered	B1270420	7/2/1986	B1270420	5/26/1989

CLAIBORNE	Great Britain	Registered	B1276010	8/21/1986	B1276010	8/21/1986

CLAIBORNE	Great Britain	Registered	B1276011	8/21/1986	B1276011	8/21/1986

CLAIBORNE	Great Britain	Registered	B1276012	8/21/1986	B1276012	8/21/1986

CLAIBORNE	Great Britain	Registered	2258223	1/17/2001	2258223	7/13/2001

CLAIBORNE	Guatemala	Registered	Not Available		61387/250/134	5/25/1990

CLAIBORNE	Guatemala	Registered	2008-0464	10/27/1987	54106	10/27/1987

CLAIBORNE	Hong Kong	Registered	B3374	10/24/1988	B3374	10/24/1988

CLAIBORNE	Hong Kong	Registered	1988B1501	3/24/1987	1988B1501	5/20/1988

CLAIBORNE	Hong Kong	Registered	1988B1502	3/24/1987	1988B1502	5/20/1988

CLAIBORNE	Hong Kong	Registered	1988B1503	3/24/1987	1988B1503	5/20/1988

CLAIBORNE	Hong Kong	Registered	1988B1504	3/24/1987	1988B1504	5/20/1988

CLAIBORNE	Hong Kong	Registered	1988B3473	8/14/1987	1988B3473	10/27/1988

CLAIBORNE	Hungary	Registered	M8500009	1/4/1985	124693	7/19/1985

CLAIBORNE	India	Registered	655408	9/14/1995	655408	9/14/1995

CLAIBORNE	India	Registered	471915	5/7/1987	471915	5/7/1987

CLAIBORNE	India	Registered	471966	5/7/1987	471966	5/7/1987

CLAIBORNE	India	Registered	471915	5/7/1987	471915	5/7/1987

CLAIBORNE	Indonesia	Registered	R002008010060	1/21/1989	IDM000207102	11/25/1998

CLAIBORNE	Indonesia	Registered	R002008010063	1/21/1989	IDM000207105	8/30/1999

CLAIBORNE	Indonesia	Registered	R002008010061	1/21/1989	IDM000207103	11/25/1998

CLAIBORNE	Indonesia	Registered	R002008010064	1/21/1989	IDM000207106	11/25/1998

CLAIBORNE	Indonesia	Registered	R002008010065	1/21/1989	IDM000207107	11/25/1998

CLAIBORNE	Indonesia	Registered	R002008010066	1/21/1989	IDM000207108	11/25/1998

CLAIBORNE	Ireland	Registered	132178B	4/14/1989	132178B	4/14/1989

CLAIBORNE	Italy	Registered	T02006C001251	8/5/1986	1234723	5/19/1998

CLAIBORNE	Italy	Registered	TO2009C001434	5/9/1989	1304922	4/16/1999

CLAIBORNE	Jamaica	Registered	Not Available	1/19/1987	22,360	1/19/1987

CLAIBORNE	Jamaica	Registered	22337	1/19/1987	22,337	1/19/1987

CLAIBORNE	Jamaica	Registered	22349	1/19/1987	22,349	1/19/1987

CLAIBORNE	Jamaica	Registered	22481	1/19/1987	22,481	1/19/1987

CLAIBORNE	Japan	Registered	H02064989	6/6/1990	2430216	6/30/1992

CLAIBORNE	Japan	Registered	S59113832	10/26/1984	2681102	6/29/1994

CLAIBORNE	Japan	Registered	H08126315	11/8/1996	4152385	6/5/1998

CLAIBORNE	Japan	Registered	H08126314	11/8/1996	4152384	6/5/1998

CLAIBORNE	Jordan	Registered	51207	8/17/1998	51207	8/17/1998

CLAIBORNE	Jordan	Registered	51203	8/17/1998	51203	8/17/1998

CLAIBORNE	Jordan	Registered	51204	8/17/1998	51204	8/17/1998

CLAIBORNE	Jordan	Registered	51205	8/17/1998	51205	8/17/1998

CLAIBORNE	Jordan	Registered	51206	8/17/1998	51206	8/17/1998

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Jordan	Registered	59464	2/3/2000	59464	2/3/2000

CLAIBORNE	Lebanon	Registered	76876	8/25/1998	76876	8/25/1998

CLAIBORNE	Macau	Registered	P9892	8/29/1989	9720M	5/23/1991

CLAIBORNE	Macau	Registered	P9893	8/29/1989	9721M	5/23/1991

CLAIBORNE	Malaysia	Registered	86/B05326	12/15/1986	86/B05326	12/15/1986

CLAIBORNE	Malaysia	Registered	86/05329	12/15/1986	86/05329	12/15/1986

CLAIBORNE	Malaysia	Registered	86/05322	12/15/1986	86/05322	12/15/1986

CLAIBORNE	Malaysia	Registered	89B02261	4/17/1989	89B02261	4/17/1989

CLAIBORNE	Malaysia	Registered	98/11099	9/26/1998	98/11099	9/26/1998

CLAIBORNE	Malaysia	Registered	B86/03658	9/11/1986	B86/03658	9/11/1986

CLAIBORNE	Mauritius	Registered	A/34 No. 152	10/10/1991	A/34 No. 152	10/10/1991

CLAIBORNE	Mexico	Registered	120016	8/12/1991	416677	6/19/1992

CLAIBORNE	Mexico	Registered	198706	5/11/1994	466669	7/15/1994

CLAIBORNE	Mexico	Registered	68891	8/9/1989	369003	10/26/1989

CLAIBORNE	Mexico	Registered	100908	11/13/1990	393330	4/15/1991

CLAIBORNE	Mexico	Registered	291394	4/4/1997	547132	4/25/1997

CLAIBORNE	Mongolia	Registered	2947	2/9/2000	2947	2/9/2000

CLAIBORNE	Montserrat	Registered	1421	8/4/2003	1421	8/3/1989

CLAIBORNE	New Zealand	Registered	Not Available	4/14/1989	192395	4/14/1989

CLAIBORNE	Nicaragua	Registered	1978-18344	8/30/1988	18.344 c.c.	8/30/1988

CLAIBORNE	Nicaragua	Registered	1987-18344	8/30/1988	18.343 c.c.	8/30/1988

CLAIBORNE	Nicaragua	Registered	18390	10/12/1988	18390	10/12/1988

CLAIBORNE	Nicaragua	Registered	18490	12/5/1988	18490	12/5/1988

CLAIBORNE	Norway	Registered	133813	10/3/1988	133.813	10/13/1988

CLAIBORNE	Oman	Registered	18407	8/12/1998	18407	8/12/1998

CLAIBORNE	Oman	Registered	18408	8/12/1998	18408	8/12/1998

CLAIBORNE	Oman	Registered	18409	8/12/1998	18409	8/12/1998

CLAIBORNE	Peru	Registered	116984	2/19/1987	67,799	5/28/1987

CLAIBORNE	Peru	Registered	118168	3/17/1987	69,562	7/31/1987

CLAIBORNE	Peru	Registered	118164	3/17/1987	69,539	7/31/1987

CLAIBORNE	Peru	Registered	118162	3/17/1987	70,031	8/26/1987

CLAIBORNE	Peru	Registered	128211	10/13/1987	72,848	1/13/1988

CLAIBORNE	Portugal	Registered	254670	4/7/1989	254670	6/28/1991

CLAIBORNE	Portugal	Registered	237803	11/14/1986	237803	8/2/1991

CLAIBORNE	Portugal	Registered	237804	11/14/1986	237804	8/2/1991

CLAIBORNE	Portugal	Registered	237805	11/14/1986	237805	8/2/1991

CLAIBORNE	Portugal	Registered	227018	10/3/1984	227018	5/8/1990

CLAIBORNE	Russian Federation	Registered	162667	11/23/1993	162,667	11/23/1993

CLAIBORNE	Russian Federation	Registered	173265	2/9/1998	173,265	3/22/1999

CLAIBORNE	Saudi Arabia	Registered	N15982	2/23/1982	275/20	2/7/1993

CLAIBORNE	Saudi Arabia	Registered	16217	3/24/1992	275/29	2/7/1993

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Saudi Arabia	Registered	45692	9/6/1998	501/11	10/19/1999

CLAIBORNE	Serbia	Registered	1989429	4/26/1989	34174	3/15/1990

CLAIBORNE	Singapore	Registered	T8603776Z	8/25/1986	T8603776Z	11/30/1990

CLAIBORNE	Singapore	Registered	T8605667E	12/12/1986	T8605667E	12/30/1989

CLAIBORNE	Singapore	Registered	T8605662D	12/12/1986	T8605662D	4/23/1990

CLAIBORNE	Singapore	Registered	T8605661F	12/12/1986	T8605661F	10/8/1990

CLAIBORNE	Singapore	Registered	T8701660Z	4/9/1987	T8701660Z	5/31/1990

CLAIBORNE	Singapore	Registered	T8704132I	8/27/1987	T8704132I	7/20/1990

CLAIBORNE	Singapore	Registered	T9809267A	1/15/1999	T9809267A	1/15/2002

CLAIBORNE	South Africa	Registered	864814	7/22/1986	864814	2/10/1988

CLAIBORNE	South Africa	Registered	865386	8/19/1986	865386	4/20/1988

CLAIBORNE	South Africa	Registered	865387	8/19/1986	865387	4/20/1988

CLAIBORNE	South Africa	Registered	865388	8/19/1986	865388	4/20/1988

CLAIBORNE	South Africa	Registered	876112	8/13/1987	876112	11/28/1989

CLAIBORNE	South Korea	Registered	40198415711	10/18/1984	400114867	7/26/1985

CLAIBORNE	South Korea	Registered	40198418655	12/13/1984	400117300	9/23/1985

CLAIBORNE	South Korea	Registered	40198418656	12/13/1984	400121078	12/13/1985

CLAIBORNE	South Korea	Registered	40198716476	8/24/1987	400159438	9/16/1988

CLAIBORNE	Spain	Registered	Not Available	9/4/1987	1,157,215	9/4/1987

CLAIBORNE	Spain	Registered	1159557	7/6/1987	1159557	7/6/1987

CLAIBORNE	Spain	Registered	1159559	2/19/1988	1,159,559	2/19/1988

CLAIBORNE	Spain	Registered	1159558	11/7/1988	1,159,558	11/7/1988

CLAIBORNE	Spain	Registered	Not Available	9/5/1990	1319493	9/5/1990

CLAIBORNE	St. Kitts-Nevis	Registered	3379	9/7/1989	2003/0533	9/7/1989

CLAIBORNE	Sweden	Registered	208956	2/5/1988	208,956	2/5/1988

CLAIBORNE	Taiwan	Registered	7352270	10/27/1984	284,935	6/1/1985

CLAIBORNE	Taiwan	Registered	75051403	10/21/1986	370,890	7/16/1987

CLAIBORNE	Taiwan	Registered	76057382	10/19/1987	404800	7/1/1988

CLAIBORNE	Taiwan	Registered	76057383	10/19/1987	409,902	8/16/1988

CLAIBORNE	Thailand	Registered	317918	9/23/1986	52,406	11/20/1996

CLAIBORNE	Thailand	Registered	317922	11/12/1986	51,392	10/30/1996

CLAIBORNE	Thailand	Registered	388036	6/28/1989	Kor95963	6/28/1989

CLAIBORNE	Trinidad	Registered	18118	4/13/1989	18118	7/2/1993

CLAIBORNE	Trinidad	Registered	23269	11/23/1994	23269	10/19/1995

CLAIBORNE	Trinidad	Registered	16258	7/28/1986	16258	7/28/1986

CLAIBORNE	Ukraine	Registered	10003	12/20/1993	10003	6/30/1998

CLAIBORNE	United Arab Emirates	Registered	29,261	12/9/1998	33843	10/14/2002

CLAIBORNE	United Arab Emirates	Registered	29,262	12/9/1998	33844	10/9/2002

CLAIBORNE	United Arab Emirates	Registered	29,263	12/9/1998	33845	10/14/2002

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	United Arab Emirates	Registered	6186	5/14/1994	12403	10/12/1997

CLAIBORNE	United Arab Emirates	Registered	Not Available	7/4/1994	12429	10/12/1997

CLAIBORNE	Uruguay	Registered	387093	2/4/1998	387093	2/5/1998

CLAIBORNE	Uruguay	Registered	408905	2/20/1990	408905	2/20/1990

CLAIBORNE	Venezuela	Registered	3632-1996	3/18/1996	P-197640	5/9/1997

CLAIBORNE	Venezuela	Registered	9818-1989	2/16/1994	154,060	2/16/1994

CLAIBORNE	Venezuela	Registered	6285-94	5/16/1994	P-184287	1/5/2006

CLAIBORNE	Venezuela	Registered	14487-1986	3/4/1991	141.13	3/4/1991

CLAIBORNE	Venezuela	Registered	14486-1986	3/4/1991	141.129	3/4/1991

CLAIBORNE (Commercial)	Chile	Registered	923730	9/21/2000	579319	10/17/2000

CLAIBORNE BOTTLE	Guyana	Registered	13987C	8/12/1991	13,987C	8/12/1991

CLAIBORNE BOTTLE	Mexico	Registered	125487	10/28/1991	408793	3/24/1992

CLAIBORNE BOTTLE Design	Haiti	Registered	162/95	3/1/1993	162/95	3/1/1993

CLAIBORNE Globe Logo	Canada	Registered	636,081	7/11/1989	394,084	2/14/1992

CLAIBORNE in Katakana	Japan	Registered	S63008543	1/28/1988	2357658	12/25/1991

CLAIBORNE in Katakana	Japan	Registered	S63008541	1/28/1988	2702137	12/22/1994

CLAIBORNE in Katakana	Japan	Registered	S638542	1/28/1988	2258246	8/30/1990

CLAIBORNE Katakana	Japan	Registered	H02064991	6/6/1990	2468786	10/30/1992

CLAIBORNE Katakana	Japan	Registered	H02064990	6/6/1990	2483252	11/30/1992

CLAIBORNE KIDS	Canada	Filed	1,075,936	9/25/2000

CLAIBORNE KIDS	Great Britain	Registered	2246848	9/27/2000	2246848	3/2/2001

CLAIBORNE KIDS	Mexico	Registered	452078	10/10/2000	680874	11/30/2000

CLAIBORNE Logo	Bangladesh	Registered	26504	2/20/1988	26504	2/20/1988

CLAIBORNE Logo	Bangladesh	Registered	26509	2/20/1988	26509	2/20/1988

CLAIBORNE Logo	Bangladesh	Registered	26510	2/20/1988	26510	2/20/1988

CLAIBORNE Logo	Canada	Registered	566,696	7/25/1986	372,559	8/31/1990

CLAIBORNE Logo	Chile	Registered	743475	10/17/1996	469,929 - 777060	10/17/1996

CLAIBORNE Logo	Chile	Registered	777059	11/20/1996	472540	11/20/1996

CLAIBORNE Logo	Colombia	Registered	92.266.782	2/24/1987	157.528	3/23/1994

CLAIBORNE Logo	Colombia	Registered	92.266.779	2/24/1987	127.828	5/3/1990

CLAIBORNE Logo	Colombia	Registered	92.266.778	2/24/1987	127.827	5/3/1990

CLAIBORNE Logo	Dominican Republic	Registered	42076	2/25/1987	42,076	2/25/1987

CLAIBORNE Logo	Ecuador	Registered	18717	8/2/1993	1073-93	8/2/1993

CLAIBORNE Logo	Ecuador	Registered	1644-88	3/16/1987	1688-93	6/27/1988

CLAIBORNE Logo	Ecuador	Registered	1391-93	8/2/1993	1391-93	8/2/1993

CLAIBORNE Logo	Guatemala	Registered	Not Available		60266/131/132	4/2/1990

CLAIBORNE Logo	Malaysia	Registered	86/03657	9/11/1986	86/03657	9/11/1986

CLAIBORNE Logo	Malaysia	Registered	B86/05327	12/15/1986	B86/05327	12/15/1986

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE Logo	Malaysia	Registered	86/05328	12/15/1986	86/05328	12/15/1986

CLAIBORNE Logo	Malaysia	Registered	86/05323	12/15/1986	86/05323	12/15/1986

CLAIBORNE Logo	Malaysia	Registered	87/B01464	4/13/1987	87/B01464	4/13/1987

CLAIBORNE Logo	New Zealand	Registered	166820	7/28/1986	B166,820	7/28/1986

CLAIBORNE Logo	Peru	Registered		7/31/1987	69,542	7/31/1987

CLAIBORNE Logo	Peru	Registered	116980	2/19/1987	67,798	5/28/1987

CLAIBORNE Logo	Peru	Registered	118169	3/17/1987	69,563	7/31/1987

CLAIBORNE Logo	Peru	Registered	118165	3/17/1987	69,540	7/31/1987

CLAIBORNE Logo	Peru	Registered	118163	3/17/1987	70,270	9/4/1987

CLAIBORNE Logo	Spain	Registered	Not Available	2/19/1988	1,159,556	2/19/1988

CLAIBORNE Logo	Spain	Registered	Not Available	11/7/1988	1,159,555	11/7/1988

CLAIBORNE Logo	Spain	Registered	Not Available	7/6/1987	1,159,554	7/6/1987

CLAIBORNE Logo	Spain	Registered	1157214	9/4/1987	1,157,214	9/4/1987

CLAIBORNE Logo	Taiwan	Registered	75038061	8/5/1986	359,328	3/16/1987

CLAIBORNE Logo	Taiwan	Registered	75051404	10/21/1986	362710	4/16/1987

CLAIBORNE Logo	Taiwan	Registered	75051398	10/21/1986	365,656	8/17/1987

CLAIBORNE Logo	Taiwan	Registered	75051409	10/21/1986	366,245	5/16/1987

CLAIBORNE Logo	Taiwan	Registered	75051406	10/21/1986	361,011	4/1/1987

CLAIBORNE Logo	Taiwan	Registered	75051407	10/21/1986	361,068	4/1/1987

CLAIBORNE Logo	Taiwan	Registered	75051405	10/21/1986	364,398	5/1/1987

CLAIBORNE Logo	Taiwan	Registered	75051408	10/21/1986	364621	5/1/1987

CLAIBORNE Logo	Taiwan	Registered	75051402	10/21/1986	368252	6/16/1987

CLAIBORNE Logo	Taiwan	Registered	76027660	5/22/1987	389,069	1/16/1988

CLAIBORNE Logo	Thailand	Registered	317923	11/12/1986	51,393	10/30/1996

CLAIBORNE Logo	Thailand	Registered	317924	11/12/1986	51,394	10/30/1996

CLAIBORNE Logo	Trinidad	Registered	16257	7/28/1986	16257	7/28/1986

CLAIBORNE Logo	Venezuela	Registered	6284- 1994	5/16/1994	P184286	1/5/1996

CLAIBORNE Logo	Venezuela	Registered	14490-1986	3/4/1991	141.133	3/4/1991

CLAIBORNE Logo	Venezuela	Registered	14491-1986	3/4/1991	141.134F	3/4/1991

CLAIBORNE Logo	Venezuela	Registered	14489-1986	3/4/1991	141.132	3/4/1991

CLAIBORNE Logo	Venezuela	Registered	3633-1996	3/18/1996	P197641	5/9/1997

CLAIBORNE Logo Part B	Hong Kong	Registered	1988B2757	8/1/1987	1988B2757	8/1/1987

CLAIBORNE Logo Part B	Hong Kong	Registered	1988B3664	8/1/1987	1988B3664	8/1/1987

CLAIBORNE Logo Part B	Hong Kong	Registered	1988B3665	8/1/1987	1988B3665	8/1/1987

CLAIBORNE LUXE	Canada	Filed	1479197	4/30/2010

CLAIBORNE SPORT	Canada	Registered	837,452	2/24/1997	500,851	9/17/1998

CLAIBORNE SPORT	Community Trademark	Registered	491589	3/18/1997	491589	9/30/1998

CLAIBORNE SPORT	Ecuador	Registered	Not Available	2/25/1997	3062-98	5/13/1998

CLAIBORNE SPORT	Greece	Registered	132338	2/26/1997	132,338	3/17/1999

CLAIBORNE SPORT	Hong Kong	Registered	199806209	3/10/1997	199806209	6/22/1998

CLAIBORNE SPORT	United Arab Emirates	Registered	Not Available	3/29/1997	20,033	2/22/1999

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE SPORT	Venezuela	Registered	4742-1997	3/13/1997	203,866	1/26/1998

CLAIBORNE Stylized	Argentina	Registered	1558356	8/26/1986	1412918	1/29/1993

CLAIBORNE Stylized	Argentina	Registered	2409515	1/29/2003	1958478	11/6/2003

CLAIBORNE Stylized	Brazil	Registered	813324300	2/16/1987	813324300	2/21/1989

CLAIBORNE Stylized	Brazil	Registered	813324319	2/16/1987	813324319	2/21/1989

CLAIBORNE Stylized	China P.R.	Registered	288876	10/7/1986	288876	5/30/1987

CLAIBORNE Stylized	China P.R.	Registered	294449	11/7/1986	294449	7/30/1987

CLAIBORNE Stylized	China P.R.	Registered	294366	11/7/1986	294366	7/30/1987

CLAIBORNE Stylized	China P.R.	Registered	383231	11/7/1986	383,231	7/30/1987

CLAIBORNE Stylized	Hong Kong	Registered	1989B4045	5/25/1988	1989B4045	12/30/1989

CLAIBORNE Stylized	India	Registered	459343	8/29/1986	459343	8/29/1986

CLAIBORNE Stylized	Ireland	Registered	121220B	7/2/1986	121220B	7/2/1986

CLAIBORNE Stylized	Ireland	Registered	121637B	8/22/1986	121637B	8/22/1986

CLAIBORNE Stylized	Ireland	Registered	121638B	8/22/1986	121638B	8/22/1986

CLAIBORNE Stylized	Ireland	Registered	121639B	8/22/1986	121639B	8/22/1986

CLAIBORNE Stylized	Italy	Registered	T02006C001250	8/5/1986	1234722	3/17/1987

CLAIBORNE Stylized	Japan	Registered	S61087188	8/18/1986	2240352	6/28/1990

CLAIBORNE Stylized	Japan	Registered	S6174986	7/15/1986	2248356	7/30/1990

CLAIBORNE Stylized	Japan	Registered	S6187189	8/18/1986	2248358	7/30/1990

CLAIBORNE Stylized	Nicaragua	Registered	19272	12/5/1989	19272	12/5/1989

CLAIBORNE Stylized	Singapore	Registered	T8603775A	8/25/1986	T8603775A	8/2/1990

CLAIBORNE Stylized	Singapore	Registered	T8605660H	12/12/1986	T8605660H	12/12/1986

CLAIBORNE Stylized	Singapore	Registered	T8605666G	12/12/1986	T8605666G	12/12/1986

CLAIBORNE Stylized	Singapore	Registered	T8605663B	12/12/1986	T8605663B	3/20/1990

CLAIBORNE Stylized	Singapore	Registered	T8701661H	4/9/1987	T8701661H	2/19/1990

COME DANCE WITH ME	Community Trademark	Registered	2306389	7/17/2001	2306389	7/4/2002

COME DANCE WITH ME	Mexico	Registered	497333	7/20/2001	715184	8/31/2001

COMPOSITES	Mexico	Registered	613112	8/4/2003	805592	9/3/2003

COMPOSITES	Mexico	Registered	613113	8/4/2003	805593	9/3/2003

COMPOSITES	Mexico	Registered	613114	8/4/2003	805594	9/3/2003

COMPOSITES	Mexico	Registered	613115	8/4/2003	834994	5/31/2004

COMPOSITES	Mexico	Registered	613116	8/4/2003	805595	9/3/2003

CRAZY HORSE	Argentina	Registered	2460017	9/15/2003	2018232	3/30/2005

CRAZY HORSE	Argentina	Registered	2460018	9/15/2003	2018231	3/30/2005

CRAZY HORSE	Argentina	Registered	2460019	9/15/2003	2018238	3/30/2005

CRAZY HORSE	China P.R.	Registered	3718339	9/16/2003	3718339	5/14/2005

CRAZY HORSE	China P.R.	Registered	3718338	9/16/2003	3718338	5/14/2009

CRAZY HORSE	Singapore	Registered	T8003324Z	7/29/1980	T8003324Z	7/29/1980

CURVE	Argentina	Registered	2795189	7/20/1995	2281592	4/13/2009

CURVE	Aruba	Registered	17494 - IM20070919.2	7/18/1995	26769	8/7/1995

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CURVE	Australia	Registered	667149	7/20/1995	667149	10/14/1996

CURVE	Austria	Registered	446595	8/8/1995	160787	11/8/1995

CURVE	Bahamas	Registered	17790	9/12/1995	17,790	9/12/1995

CURVE	Benelux	Registered	852132	7/18/1995	577380	7/18/1995

CURVE	Bermuda	Registered	27316	11/9/1995	27,316	11/9/1995

CURVE	Bolivia	Registered	65565	3/17/1998	70224	3/17/1998

CURVE	Brazil	Registered	818649429	7/31/1995	818649429	10/7/1997

CURVE	British Virgin Islands	Registered	2158	5/1/1995	2158	5/1/1995

CURVE	Brunei	Registered	20804	11/28/1995	20804	11/28/1995

CURVE	Canada	Registered	781,778	5/1/1995	483,689	10/7/1997

CURVE	Canada	Registered	849,946	7/7/1997	601,471	2/5/2004

CURVE	Cayman Islands	Registered	2019439	5/1/1995	2019439	5/1/1995

CURVE	Chile	Registered	777061	8/23/2006	466,451	8/23/1996

CURVE	Colombia	Registered	95.051.177	10/30/1995	264,635	9/18/2001

CURVE	Community Trademark	Registered	3331626	8/29/2003	3331626	3/29/2005

CURVE	Community Trademark	Registered	528836	5/5/1997	528836	2/10/1999

CURVE	Czech Republic	Registered	115384	10/2/1996	207095	1/28/1998

CURVE	Denmark	Registered	VA1995005964	8/8/1995	VR1995006630	10/6/1995

CURVE	Dominican Republic	Registered	Not Available	10/15/1995	80,311	10/15/1995

CURVE	Ecuador	Registered	59839	8/7/1995	58584	3/26/1997

CURVE	El Salvador	Registered	127699	2/25/1999	224BOOK112	8/7/2000

CURVE	Finland	Registered	206680	7/19/1995	199504195	7/15/1997

CURVE	France	Registered	95/582,180	7/26/1995	95/582,180	7/26/1995

CURVE	Germany	Registered	395 29 462.2	7/18/1995	395.29.462	4/16/1996

CURVE	Great Britain	Registered	2019439	5/1/1995	2019439	2/16/1996

CURVE	Guatemala	Registered	91227	4/24/1998	91,227	4/24/1998

CURVE	Hong Kong	Registered	199609494	7/24/1995	199609494	10/15/1996

CURVE	India	Registered	685975	11/8/1985	685975	11/8/2005

CURVE	Indonesia	Registered	R00 2005 2572-2572	9/11/1995	360,066	5/30/1996

CURVE	Ireland	Registered	168048	8/10/1995	168048	8/10/1995

CURVE	Israel	Registered	99725	7/21/1995	99,725	1/21/1997

CURVE	Jamaica	Registered	44444	10/14/2003	44,444	10/14/2003

CURVE	Lebanon	Registered	804401852	10/28/1995	130647	10/28/1995

CURVE	Malaysia	Registered	95/08661	8/23/1995	95/08661	8/23/1995

CURVE	Mexico	Registered	231182	5/8/1995	494716	6/15/1995

CURVE	Netherlands Antilles	Registered	D-8014	8/1/1995	7198	12/28/2001

CURVE	Norway	Registered	176536	8/29/1996	176,536	8/29/1996

CURVE	Oman	Registered	12,521	11/11/1995	12521	10/8/2001

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CURVE	Peru	Registered	48075	9/16/1997	44,117	1/28/1998

CURVE	Qatar	Registered	13721	7/22/1995	13,721	9/25/2002

CURVE	Saudi Arabia	Registered	30488	8/13/1995	375/3	4/17/1996

CURVE	Singapore	Registered	T9506897D	7/28/1995	T9506897D	7/28/1995

CURVE	Slovak Republic	Registered	185597	7/21/1999	185,597	7/21/1999

CURVE	South Korea	Registered	40199542299	11/7/1995	400359777	4/14/1997

CURVE	South Korea	Registered	40199648484	10/31/1996	400398023	3/3/1998

CURVE	Taiwan	Registered	84036946	7/24/1995	891635	5/16/2000

CURVE	Thailand	Registered	366003	7/30/1998	kor92,685	6/3/1999

CURVE	Trinidad	Registered	34,375	10/20/2003	34,375	10/6/2005

CURVE	Turks & Caicos	Registered	13523	5/5/2004	13523	5/5/2004

CURVE	United Arab Emirates	Registered	12874	8/15/1995	12874	11/17/1997

CURVE	Uruguay	Registered	404487	2/24/1999	404487	10/19/1999

CURVE	Venezuela	Registered	11739	8/9/1995	193,502	1/3/1997

CURVE APPEAL	Community Trademark	Filed	9463845	10/21/2010

CURVE Bottle	Spain	Registered	Not Available	3/5/1998	2,113,749	3/5/1998

CURVE CRUSH	Antigua	Registered	6433	9/27/2004	6433	9/27/2004

CURVE CRUSH	Argentina	Registered	2491427	1/28/2004	2056368	12/7/2005

CURVE CRUSH	Aruba	Registered	IM 050304.15	3/2/2005	23404	3/23/2005

CURVE CRUSH	Bermuda	Registered	40844	1/29/2004	40844	1/29/2004

CURVE CRUSH	Chile	Registered	635.387	1/27/2004	701135	8/19/2004

CURVE CRUSH	Community Trademark	Registered	3483261	10/30/2003	3483261	2/8/2005

CURVE CRUSH	Mexico	Registered	627576	10/31/2003	813921	11/24/2003

CURVE CRUSH	Uruguay	Registered	352733	2/5/2004	352733	8/2/2004

CURVE Logo	Canada	Registered	852,997	8/7/1997	498,109	7/30/1998

CURVE Logo	Canada	Registered	878,395	5/14/1998	TMA707102	2/12/2008

CURVE Stylized	Community Trademark	Registered	819524	5/7/1998	819524	2/6/2001

CURVE Stylized	Great Britain	Registered	2165944A	5/7/1998	2165944A	6/25/1999

CURVE WAVE	Canada	Filed	1,230,184	9/14/2004

CURVE WAVE	Mexico	Registered	677223	9/15/2004	856726	10/26/2004

DANA B & KAREN Logo	Mexico	Registered	452475	10/12/2000	686169	1/31/2001

DANA B. & KAREN Stylized	Community Trademark	Registered	823898	5/13/1998	823898	9/22/1999

DANA BUCHMAN	Argentina	Registered	2646719	6/4/1992	2270302	1/30/2009

DANA BUCHMAN	Aruba	Registered	93092313	9/21/1993	16395	10/15/1993

DANA BUCHMAN	Australia	Registered	971178	9/19/2003	971178	6/8/2004

DANA BUCHMAN	Australia	Registered	1241648	5/21/2008	1241648	1/2/2009

DANA BUCHMAN	Austria	Registered	184892	4/14/1992	142452	6/16/1992

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
DANA BUCHMAN	Bermuda	Registered	22076	5/4/1993	22076	5/4/1993

DANA BUCHMAN	Bolivia	Registered	59913	3/8/1994	59913	12/7/1995

DANA BUCHMAN	Brazil	Registered	816663670	4/13/1992	816663670	4/12/1994

DANA BUCHMAN	Canada	Registered	1022352	7/15/1999	TMA664282	5/15/2006

DANA BUCHMAN	Chile	Registered	440102	2/24/1995	721860	2/24/1995

DANA BUCHMAN	China P.R.	Registered	633451	3/28/1992	633451	3/10/1993

DANA BUCHMAN	Colombia	Registered	69318	9/13/2000	237446	6/7/2001

DANA BUCHMAN	Colombia	Registered	92350350	11/8/1991	204583	11/29/1997

DANA BUCHMAN	Community Trademark	Registered	172510	4/1/1996	172510	10/7/1998

DANA BUCHMAN	Czech Republic	Registered	115385	10/2/1996	207096	1/28/1998

DANA BUCHMAN	Ecuador	Registered	1889-92	11/14/1991	1470	7/28/1992

DANA BUCHMAN	El Salvador	Registered	50 book 43	12/23/1996	50 Book 43	12/23/1996

DANA BUCHMAN	Germany	Registered	C36751	8/19/1987	1121978	5/16/1988

DANA BUCHMAN	Great Britain	Registered	2258221	1/17/2001	2258221	7/13/2001

DANA BUCHMAN	Great Britain	Registered	B1548501	9/23/1993	B1548501	9/23/1994

DANA BUCHMAN	Honduras	Registered	60768	11/30/1994	60768	11/30/1994

DANA BUCHMAN	Hungary	Registered	138902	9/5/1991	M9103890	6/13/1994

DANA BUCHMAN	India	Registered	667213	2/14/2005	1338351	2/14/2005

DANA BUCHMAN	Indonesia	Registered	321521	12/20/1991	497831	2/4/2002

DANA BUCHMAN	Japan	Registered	H1033114	4/16/1998	4274452	5/21/1999

DANA BUCHMAN	Jordan	Registered	59463	2/3/2000	59463	2/3/2000

DANA BUCHMAN	Jordan	Registered	51212	8/17/1998	51212	8/17/1998

DANA BUCHMAN	Jordan	Registered	51208	8/17/1998	51208	8/17/1998

DANA BUCHMAN	Jordan	Registered	51209	8/17/1998	51209	8/17/1998

DANA BUCHMAN	Jordan	Registered	51210	8/17/1998	51210	8/17/1998

DANA BUCHMAN	Jordan	Registered	51211	8/17/1998	51211	8/17/1998

DANA BUCHMAN	Lebanon	Registered	76878	8/25/1998	76878	8/25/1998

DANA BUCHMAN	Mauritius	Registered	MU/M/03/01021	9/15/2003	465/2005	6/10/2005

DANA BUCHMAN	Mexico	Registered	163341	3/18/1993	509652	11/9/1995

DANA BUCHMAN	Mexico	Registered	163342	3/18/1993	458227	4/25/1994

DANA BUCHMAN	Mexico	Registered	176685	8/27/1993	443784	10/7/1993

DANA BUCHMAN	Mexico	Registered	179773	10/4/1993	448057	12/3/1993

DANA BUCHMAN	New Zealand	Registered	789734	5/21/2008	789734	9/10/2009

DANA BUCHMAN	Peru	Registered	190664	9/4/1991	97033	5/5/1992

DANA BUCHMAN	Portugal	Registered	279076	12/16/1991	279076	9/30/1993

DANA BUCHMAN	Russian Federation	Registered	93051690	11/23/1993	129386	11/23/1993

DANA BUCHMAN	Singapore	Registered	T9111092E	12/19/1991	T9111092E	12/19/1991

DANA BUCHMAN	Singapore	Registered	T9809265E	1/15/1999	T9809265E	1/2/2002

DANA BUCHMAN	South Africa	Registered	9613844	9/30/1996	9613844	9/1/1999

DANA BUCHMAN	South Africa	Registered	9613845	9/30/1996	9613845	9/1/1999

DANA BUCHMAN	South Africa	Registered	9613846	9/30/1996	9613846	9/1/1999

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
DANA BUCHMAN	South Africa	Registered	9613847	9/30/1996	9613847	9/1/1999

DANA BUCHMAN	South Africa	Registered	9613848	9/30/1996	9613848	9/1/1999

DANA BUCHMAN	Spain	Registered	1,682,395	2/6/1992	1,682,395	2/6/1992

DANA BUCHMAN	Thailand	Registered	230032	6/29/1992	TM9282	6/29/1992

DANA BUCHMAN	Turkey	Registered	200324929	9/19/2003	200324929	9/19/2003

DANA BUCHMAN	Ukraine	Registered	93126041	12/20/1993	9999	6/30/1998

DANA BUCHMAN	Uruguay	Registered	371258	4/4/1994	371258	2/14/1996

DANA BUCHMAN	Venezuela	Registered	17032	8/28/1991	164097	8/19/1994

DANA BUCHMAN a Katakana	Japan	Registered	H11039357	4/30/1999	4367467	3/10/2000

DANA BUCHMAN and Four Square Design	Benelux	Registered	59602	8/19/1987	437279	8/19/1987

DANA BUCHMAN and Four Square Design	France	Registered	872477	8/14/1987	1422838	6/25/2007

DANA BUCHMAN and Four Square Design	Hong Kong	Registered	6327	6/22/1993	19968222	9/3/1996

DANA BUCHMAN and Four Square Design	Italy	Registered	TO20072077	8/28/1987	1302122	5/2/1989

DANA BUCHMAN and Four Square Design	Japan	Registered	64992	6/6/1990	2430217	6/30/1992

DANA BUCHMAN and Four Square Design	Japan	Registered	97027	8/26/1987	2706448	4/28/1995

DANA BUCHMAN and Four Square Design	Japan	Registered	H05086998	8/23/1993	3288917	4/25/1997

DANA BUCHMAN and Four Square Design	Japan	Registered	S6297028	8/26/1987	2260193	8/30/1990

DANA BUCHMAN in Katakana	Japan	Registered	H02064995	6/6/1990	2468787	10/30/1992

DANA BUCHMAN in Katakana	Japan	Registered	H02064994	6/6/1990	2483253	11/30/1992

DANA BUCHMAN in Katakana	Japan	Registered	199939356	4/30/1999	4415311	9/8/2000

DANA BUCHMAN KATAKANA	Japan	Registered	H02064993	6/6/1990	2497492	1/29/1993

DANA BUCHMAN LUXE	Canada	Filed	878,334	5/12/1998

ELISABETH	Brazil	Registered	820907880	7/16/1998	820907880	11/28/2000

ELISABETH	Canada	Registered	636117	7/11/1989	TMA398144	5/15/1992

ELISABETH	Czech Republic	Registered	115386	10/2/1996	207097	1/28/1998

ELISABETH	Ecuador	Registered	28681	11/14/1991	1887-92	7/28/1992

ELISABETH	El Salvador	Registered	4189-98	7/20/1998	83Book142	10/24/2001

ELISABETH	India	Registered	667225	2/14/2005	1338353	2/14/2005

ELISABETH	Jordan	Registered	62,570	2/2/2000	62,570	2/2/2000

ELISABETH	Jordan	Registered	51196	8/17/1998	51196	8/17/1998

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
ELISABETH	Jordan	Registered	51193	8/17/1998	51193	8/17/1998

ELISABETH	Jordan	Registered	51194	8/17/1998	51194	8/17/1998

ELISABETH	Jordan	Registered	51195	8/17/1998	51195	8/17/1998

ELISABETH	Jordan	Registered	50736	8/17/1998	50736	8/17/1998

ELISABETH	Malaysia	Registered	98011108	9/26/1998	98011108	9/26/1998

ELISABETH	Peru	Registered	194593	12/6/1991	15,683	3/14/1995

ELISABETH	South Africa	Registered	9613851	9/30/1996	9613851	9/1/1999

ELISABETH	Taiwan	Registered	82029978	6/22/1993	658,606	10/16/1994

ELISABETH (LIZ CLAIBORNE INC. & DESIGN)	Colombia	Registered	92.351.744	12/4/1991	204.932	11/27/1997

ELISABETH A LIZ CLAIBORNE COMPANY	Aruba	Registered	16394	9/16/2003	16,394	10/15/1993

ELISABETH A LIZ CLAIBORNE COMPANY	Austria	Registered	425192	9/1/1992	144519	10/22/1992

ELISABETH A LIZ CLAIBORNE COMPANY	Benelux	Registered	784967	8/26/1992	518196	8/26/1992

ELISABETH A LIZ CLAIBORNE COMPANY	Bolivia	Registered	55709	2/2/1994	55709	2/2/1994

ELISABETH A LIZ CLAIBORNE COMPANY	Hong Kong	Registered	1994B08027	11/11/1992	1994B08027	12/13/1994

ELISABETH A LIZ CLAIBORNE COMPANY	Hungary	Registered	M9403542	9/30/1994	143066	3/5/1997

ELISABETH A LIZ CLAIBORNE COMPANY	Indonesia	Registered	R00 2002 05415-05418	5/21/2003	535.011	4/8/2003

ELISABETH A LIZ CLAIBORNE COMPANY	Mexico	Registered	163340	3/18/1993	435870	6/15/1993

ELISABETH A LIZ CLAIBORNE COMPANY	Peru	Registered	206599	7/23/1992	100,903	12/24/1992

ELISABETH A LIZ CLAIBORNE COMPANY	Russian Federation	Registered	129384	11/23/1993	129,384	11/23/1993

ELISABETH A LIZ CLAIBORNE COMPANY	Singapore	Registered	T9208237B	10/28/1992	T9208237B	10/28/1992

ELISABETH A LIZ CLAIBORNE COMPANY	Thailand	Registered	Not Available	3/31/1993	13,769	3/31/1993

ELISABETH A LIZ CLAIBORNE COMPANY	Uruguay	Registered	356117	9/15/1992	356117	11/11/1994

ELISABETH BY LIZ CLAIBORNE	Bermuda	Registered	B22073	5/4/1993	B22,073	5/4/1993

ELISABETH BY LIZ CLAIBORNE	China P.R.	Registered	4061651	5/13/2004	4061651	11/14/2007

ELISABETH LIZ CLAIBORNE	Brazil	Registered	816666199	4/16/1992	816666199	10/26/1993

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
ELISABETH LIZ CLAIBORNE INC.	Argentina	Registered	1844769	6/4/1992	1592868	2/28/1996

ELISABETH LIZ CLAIBORNE INC.	Germany	Registered	L35422	1/28/1992	2,027,627	1/7/1993

ELISABETH LIZ CLAIBORNE INC.	Japan	Registered	H04111403	5/7/1992	3027209	2/28/1995

ELISABETH LIZ CLAIBORNE INC.	Spain	Registered	Not Available	2/6/1992	1,682,396	2/6/1992

EVOKE	Switzerland	Registered	P 348.192	6/27/1986	348,192	6/27/1986

FIRST ISSUE	China P.R.	Registered	542960	2/4/1990	542960	2/10/1991

FIRST ISSUE	China P.R.	Registered	4061900	5/13/2004	4061900	4/21/2009

FIRST ISSUE	Hong Kong	Registered	1991B3451	2/20/1990	1991B3451	2/20/1990

FIRST ISSUE	Hungary	Registered	M9103889	9/5/1991	134147	4/20/1993

FIRST ISSUE	India	Registered	562509	11/25/1991	562509	1/25/1991

FIRST ISSUE	Japan	Registered	H01063084	6/3/1989	2352836	11/29/1991

FIRST ISSUE	Japan	Registered	H01063085	6/3/1989	2387773	3/31/1992

FIRST ISSUE	Mexico	Registered	557456	7/22/2002	782924	3/18/2003

FIRST ISSUE	Mexico	Registered	163344	3/18/1993	435871	6/16/1993

FIRST ISSUE	Mexico	Registered	163345	3/18/1993	435872	6/16/1993

FIRST ISSUE	Mexico	Registered	609353	7/9/2003	802599	8/6/2003

FIRST ISSUE	Mexico	Registered	609354	7/9/2003	802600	8/6/2003

FIRST ISSUE	Mexico	Registered	609355	7/9/2003	843219	7/20/2004

FIRST ISSUE	Mexico	Registered	609356	7/9/2003	802601	8/6/2003

FIRST ISSUE	Portugal	Registered	259967	11/21/1989	259967	9/9/1993

FIRST ISSUE	Singapore	Registered	T8907572G	11/16/1989	T8907572G	1/31/1994

FIRST ISSUE	South Korea	Registered	40198928604	11/14/1989	400206744	12/10/1990

FIRST ISSUE KATAKANA	Japan	Registered	H02065000	6/6/1990	2468788	10/30/1992

FIRST ISSUE KATAKANA	Japan	Registered	H02064999	6/6/1990	2483254	11/30/1992

FIRST ISSUE KATAKANA	Japan	Registered	H02064998	6/6/1990	2497493	1/29/1993

FIRST ISSUE Logo	Japan	Registered	H02064997	6/6/1990	2430218	6/30/1992

FIRST ISSUE Logo	Japan	Registered	H02064996	6/6/1990	2460574	9/30/1992

FLUENT	Mexico	Registered	207453	8/4/1994	473089	9/9/1994

GLASS BOTTLE	Mexico	Registered	125489	10/28/1991	415826	6/10/1992

GLASS BOTTLE CONFIGURATION	Spain	Registered	Not Available	9/5/1990	1,319,491	9/5/1990

HANDBAG CREST DESIGN	Mexico	Registered	136355	3/27/1992	420259	8/18/1992

JUNIOR HOUSE	Canada	Registered	194,454	2/24/1947	26,704	2/24/1947

LAUNDRY	South Korea	Registered	40200331804	7/14/2003	400607454	1/31/2005

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LC Circle & Crown Crest Design	Austria	Registered	184692	4/14/1992	142727	6/30/1992

LC CIRCLE & CROWN CREST Design	Denmark	Registered	VA1992002856	4/13/1992	VR1992008164	8/28/1992

LC CIRCLE & CROWN CREST DESIGN	Mexico	Registered	163346	3/18/1993	513767	1/12/1996

LC DESIGN	Canada	Filed	848,138	6/17/1997

LC LOGO	Mexico	Registered	280367	11/21/1996	541366	1/31/1997

LC LOGO	Mexico	Registered	280365	11/21/1996	541365	1/31/1997

LC LOGO	Mexico	Registered	280364	11/21/1996	544048	3/20/1997

LC LOGO	Mexico	Registered	280363	11/21/1996	539060	12/18/1996

LC LOGO	Mexico	Registered	280362	11/21/1996	539497	12/19/1996

LC LOGO	Mexico	Registered	280361	11/21/1996	542450	2/26/1997

LC LOGO	Mexico	Registered	280360	11/21/1996	539496	12/19/1996

LC LOGO	Mexico	Registered	280359	11/21/1996	539495	12/19/1996

LC LOGO	Mexico	Registered	280358	11/21/1996	539494	12/19/1996

LC LOGO	Mexico	Registered	280357	11/21/1996	619136	8/26/1999

LC LOGO	Mexico	Registered	280384	11/21/1996	539499	12/19/1996

LC LOGO	Mexico	Registered	280373	11/21/1996	538467	11/29/1996

LC LOGO	Mexico	Registered	280372	11/21/1996	541368	1/31/1997

LC LOGO	Mexico	Registered	280371	11/21/1996	541367	1/31/1997

LC LOGO	Mexico	Registered	280370	11/21/1996	539498	12/19/1996

LC LOGO	Mexico	Registered	280369	11/21/1996	554984	7/31/1997

LC LOGO	Mexico	Registered	280368	11/21/1996	539670	1/21/1997

LC Stylized	Great Britain	Registered	2116405A	11/22/1996	2116405A	11/28/1997

LC Stylized	Great Britain	Registered	2116405B	11/22/1996	2116405B	6/15/2001

LEATHER CO. in Design	Mexico	Registered	230433	4/25/1995	494210	6/12/1995

LIFESTYLES BY LIZ CLAIBORNE	Argentina	Registered	2464877	10/1/2003	2021260	4/15/2005

LIFESTYLES BY LIZ CLAIBORNE	Colombia	Registered	03.090.721	10/10/2003	281.937	5/28/2004

LIFESTYLES BY LIZ CLAIBORNE	Honduras	Registered	251132003	10/1/2003	9667	4/13/2004

LIFESTYLES BY LIZ CLAIBORNE	Mexico	Registered	622376	10/3/2003	812026	11/10/2003

LIFESTYLES BY LIZ CLAIBORNE	Peru	Registered	192,129	10/2/2003	34,170	1/9/2004

LIFESTYLES BY LIZ CLAIBORNE	Uruguay	Registered	350255	9/25/2003	350255	5/10/2004

LIFESTYLES BY LIZ CLAIBORNE	Venezuela	Filed	15864-03	10/30/2003

LIZ	China P.R.	Registered	4061776	5/13/2004	4061776	6/21/2006

LIZ	China P.R.	Registered	4061773	5/13/2004	4061773	11/14/2007

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ	China P.R.	Registered	4359848	11/12/2004	4359848	1/7/2008

LIZ	China P.R.	Registered	4061775	5/13/2004	4061775	3/7/2009

LIZ	China P.R.	Filed	4061774	5/13/2004

LIZ	Germany	Registered	C33499	9/26/1984	1,157,441	4/12/1990

LIZ	Great Britain	Registered	2288923	12/21/2001	2288923	6/7/2002

LIZ	Hong Kong	Registered	300320507	11/17/2004	300320507	11/17/2004

LIZ	Mexico	Registered	668993	7/28/2004	846270	8/12/2004

LIZ	Mexico	Registered	668994	7/28/2004	846271	8/12/2004

LIZ	Mexico	Registered	668995	7/28/2004	846272	8/12/2004

LIZ	Mexico	Registered	668996	7/28/2004	846273	8/12/2004

LIZ	Mexico	Registered	668997	7/28/2004	846274	8/12/2004

LIZ	Taiwan	Registered	79039791	9/8/1990	516009	3/1/1991

LIZ	Taiwan	Registered	79039790	9/8/1990	517347	3/16/1991

LIZ	Taiwan	Registered	79039793	9/8/1990	546,216	1/1/1992

LIZ & CO (in two lines)	Japan	Registered	H08049285	5/7/1996	4135984	4/17/1998

LIZ & CO.	Argentina	Registered	1844767	6/4/1992	1492714	12/1/1993

LIZ & CO.	Australia	Registered	887058	8/24/2001	887058	5/7/2002

LIZ & CO.	Austria	Registered	184792	4/14/1992	142728	6/30/1992

LIZ & CO.	Bangladesh	Registered	36405	1/3/1994	36405	1/3/2001

LIZ & CO.	Benelux	Registered	778791	4/10/1992	512242	4/10/1992

LIZ & CO.	Brazil	Registered	816663661	4/13/1992	816663661	11/14/1995

LIZ & CO.	Canada	Registered	651855	2/26/1990	TMA407346	1/29/1993

LIZ & CO.	Canada	Filed	1407938	8/20/2008

LIZ & CO.	Colombia	Registered	92.350.352	11/8/1991	158.318	5/17/1994

LIZ & CO.	Czech Republic	Registered	115381	10/2/1996	207092	1/28/1998

LIZ & CO.	Denmark	Registered	VA1992002854	4/13/1992	VR1992011143	12/4/1992

LIZ & CO.	Ecuador	Registered	28684	11/14/1991	1471-02	7/28/1992

LIZ & CO.	Germany	Registered	C43041	1/28/1992	2,052,880	12/27/1993

LIZ & CO.	Great Britain	Registered	1428327	6/6/1990	1428327	4/10/1992

LIZ & CO.	Hungary	Registered	M9103888	9/5/1991	134146	4/20/1993

LIZ & CO.	Japan	Registered	H04111402	5/7/1992	3031340	3/31/1995

LIZ & CO.	Mexico	Registered	163343	3/18/1993	456950	4/13/1994

LIZ & CO.	Mongolia	Registered	2950	2/9/2000	2950	2/9/2000

LIZ & CO.	Peru	Registered	190665	9/4/1991	97,034	5/5/1992

LIZ & CO.	Qatar	Registered	11519	1/4/1994	11519	3/20/2001

LIZ & CO.	Russian Federation	Registered	129385	11/23/1993	129,385	11/23/1993

LIZ & CO.	Saudi Arabia	Registered	23520	1/5/1994	348/86	8/26/1995

LIZ & CO.	Singapore	Registered	T9208236D	10/28/1992	T9208236D	10/28/1992

LIZ & CO.	Spain	Registered	Not Available	2/16/1992	1,682,397	2/6/1992

LIZ & CO.	Sri Lanka	Registered	99,439	8/17/2000	99439	8/17/2000

LIZ & CO.	Taiwan	Registered	81058045	11/21/1992	606,743	8/1/1993

LIZ & CO.	Thailand	Registered	Not Available	4/28/1993	15,962	4/28/1993

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ & CO.	Ukraine	Registered	10001	12/20/1993	10001	6/30/1998

LIZ & CO.	Venezuela	Registered	17033-1991	8/19/1994	164,098	8/19/1994

LIZ & CO. (Orig. Reg. No. 305.	Indonesia	Registered	R2002 05416-05419	5/21/2003	535.012	4/8/2003

LIZ AT HOME (Stylized)	Saudi Arabia	Registered	35906	10/6/1996	409/83	8/26/1997

LIZ BY LIZ CLAIBORNE	Brazil	Filed	827737785	9/2/2005

LIZ BY LIZ CLAIBORNE	Colombia	Registered	729,566	12/13/2005	307962	12/13/2005

LIZ CLAIBORNE	Antigua	Registered	3009	6/16/1988	3009	6/16/1988

LIZ CLAIBORNE	Argentina	Registered	2240656	9/14/1999	1884202	9/6/2002

LIZ CLAIBORNE	Argentina	Registered	2677619	1/9/1996	2138003	1/19/2007

LIZ CLAIBORNE	Argentina	Registered	2692779	9/19/1995	2167112	1/29/2007

LIZ CLAIBORNE	Argentina	Registered	2922767	1/29/1998	2359677	4/16/2010

LIZ CLAIBORNE	Argentina	Registered	2922763	1/29/1998	2359733	4/16/2010

LIZ CLAIBORNE	Argentina	Registered	2922764	1/29/1998	2359734	4/16/2010

LIZ CLAIBORNE	Argentina	Registered	2922765	1/29/1998	2359679	4/16/2010

LIZ CLAIBORNE	Aruba	Registered	VM-20080702	7/8/1988	12,655	7/2/2008

LIZ CLAIBORNE	Australia	Registered	950249	4/10/2003	950249	12/8/2003

LIZ CLAIBORNE	Australia	Registered	1029217	11/10/2004	1029217	6/20/2005

LIZ CLAIBORNE	Australia	Registered	1055480	5/16/2005	1055480	1/29/2007

LIZ CLAIBORNE	Australia	Registered	431696	8/14/1985	431696	6/20/1988

LIZ CLAIBORNE	Australia	Registered	448180	7/9/1986	448180	6/6/1989

LIZ CLAIBORNE	Australia	Registered	450098	8/11/1986	450098	5/31/1989

LIZ CLAIBORNE	Australia	Registered	450099	8/11/1986	450099	5/31/1989

LIZ CLAIBORNE	Australia	Registered	450100	8/11/1986	450100	9/1/1989

LIZ CLAIBORNE	Australia	Registered	450010	8/11/1986	450010	5/31/1989

LIZ CLAIBORNE	Australia	Registered	341724	1/9/1980	341724	1/9/1980

LIZ CLAIBORNE	Austria	Registered	335986	10/17/1986	115318	3/2/1987

LIZ CLAIBORNE	Bahrain	Registered	15540	5/10/2002	15,540	9/30/1992

LIZ CLAIBORNE	Bangladesh	Registered	25350	5/3/1987	25350	4/17/1990

LIZ CLAIBORNE	Bangladesh	Registered	25336	5/3/1987	25336	5/3/1987

LIZ CLAIBORNE	Bangladesh	Registered	25338	5/3/1987	25338	5/3/1987

LIZ CLAIBORNE	Bangladesh	Registered	25340	5/3/1987	25340	5/3/1987

LIZ CLAIBORNE	Bangladesh	Registered	25342	5/3/1987	25342	5/3/1987

LIZ CLAIBORNE	Bangladesh	Registered	25344	5/3/1987	25344	5/3/1987

LIZ CLAIBORNE	Benelux	Registered	56191	7/11/1986	427304	7/11/1986

LIZ CLAIBORNE	Benelux	Registered	63629	6/21/1988	449193	6/21/1988

LIZ CLAIBORNE	Brazil	Registered	812710177	7/16/1986	812710177	4/19/1988

LIZ CLAIBORNE	Brazil	Registered	820907863	7/16/1998	820907863	12/2/2008

LIZ CLAIBORNE	Brazil	Registered	825680085	7/9/2003	825680085	4/7/2009

LIZ CLAIBORNE	Brunei	Registered	17528	10/24/1991	17,528	10/24/1991

LIZ CLAIBORNE	Bulgaria	Registered	26047	1/20/1994	24230	1/20/1994

LIZ CLAIBORNE	Canada	Registered	447,810	12/13/1979	261,637	8/14/1981

LIZ CLAIBORNE	Canada	Registered	788,680	7/27/1995	465,435	10/25/1996

Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Canada	Registered	467,746	3/31/1981	269,636	5/28/1982

LIZ CLAIBORNE	Canada	Registered	743,095	12/9/1993	480,880	8/19/1987

LIZ CLAIBORNE	Canada	Registered	636,091	7/11/1989	414,121	7/2/1993

LIZ CLAIBORNE	Canada	Filed	741,749	11/22/1993

LIZ CLAIBORNE	Chile	Registered	291646	11/29/1984	291646	11/29/1984

LIZ CLAIBORNE	Chile	Registered	296278	5/3/1985	296278	5/3/1985

LIZ CLAIBORNE	Chile	Registered	446408	9/20/2005	733752	9/20/2005

LIZ CLAIBORNE	Chile	Registered	923729	9/21/1990	579318	9/21/1990

LIZ CLAIBORNE	China P.R.	Registered	793341	2/15/1994	793341	11/21/1995

LIZ CLAIBORNE	China P.R.	Registered	847632	7/14/1994	847632	6/14/1996

LIZ CLAIBORNE	China P.R.	Registered	252376	8/12/1985	252376	6/15/1986

LIZ CLAIBORNE	China P.R.	Registered	253725	8/12/1985	253725	6/30/1986

LIZ CLAIBORNE	China P.R.	Registered	253596	8/12/1985	253596	6/30/1986

LIZ CLAIBORNE	China P.R.	Registered	254830	9/3/1985	254830	7/10/1986

LIZ CLAIBORNE	China P.R.	Registered	309476	6/3/1987	309476	2/28/1988

LIZ CLAIBORNE	China P.R.	Registered	1337604	7/30/1998	1337604	11/28/1999

LIZ CLAIBORNE	China P.R.	Filed	6221819	8/15/2007

LIZ CLAIBORNE	China P.R.	Filed	7725522	9/25/2009

LIZ CLAIBORNE	Colombia	Registered	94.047.012	10/13/1994	173.9	1/31/1995

LIZ CLAIBORNE	Colombia	Registered	92.266.664	2/20/1987	128.169	2/15/1990

LIZ CLAIBORNE	Colombia	Registered	92.266.663	2/20/1987	128.173	2/15/1990

LIZ CLAIBORNE	Colombia	Registered	92.266.662	2/20/1987	128.174	2/15/1990

LIZ CLAIBORNE	Colombia	Registered	92.266.665	2/20/1987	128.17	2/15/1990

LIZ CLAIBORNE	Colombia	Registered	94.050.922	11/8/1994	173.857	2/28/1995

LIZ CLAIBORNE	Colombia	Registered	92.266.661	2/20/1987	127.834	5/15/1990

LIZ CLAIBORNE	Colombia	Registered	92.271.705	6/10/1987	175.233	11/19/1991

LIZ CLAIBORNE	Community Trademark	Registered	4116851	11/10/2004	4116851	1/5/2006

LIZ CLAIBORNE	Community Trademark	Registered	172585	4/1/1996	172585	4/10/2000

LIZ CLAIBORNE	Costa Rica	Registered	1900-6588425	5/3/1985	65,884	10/29/1985

LIZ CLAIBORNE	Costa Rica	Registered	1900-6603918	6/17/1985	66,039	12/20/1985

LIZ CLAIBORNE	Costa Rica	Registered	1626794	9/19/1986	66814	9/19/1986

LIZ CLAIBORNE	Costa Rica	Registered	19006954616	5/6/1987	69546	2/21/1989

LIZ CLAIBORNE	Costa Rica	Registered	1900-6954818	5/6/1987	69548	2/21/1989

LIZ CLAIBORNE	Costa Rica	Registered	19006954724	5/6/1987	69547	2/21/1989

LIZ CLAIBORNE	Costa Rica	Registered	1900-6949825	5/6/1987	69498	2/20/1989

LIZ CLAIBORNE	Cuba	Registered	1915/97	12/3/1997	127,716	12/3/1997

LIZ CLAIBORNE	Cyprus	Registered	Not Available	4/29/1992	36,450	4/29/1992

LIZ CLAIBORNE	Czech Republic	Registered	8596894	1/21/1994	185339	5/30/1995

LIZ CLAIBORNE	Czech Republic	Registered	115383	10/2/1996	207094	1/28/1998

LIZ CLAIBORNE	Denmark	Registered	VA1986004338	7/4/1986	VR1989003082	6/9/1989

LIZ CLAIBORNE	Denmark	Registered	VA1988004210	6/21/1988	VR1990006347	9/28/1990

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Dominican Republic	Registered	50894	4/19/1991	50,894	4/19/1991

LIZ CLAIBORNE	Dominican Republic	Registered	50923	4/19/1991	50,923	4/19/1991

LIZ CLAIBORNE	Dominican Republic	Registered	38986	6/30/2005	38,986	6/30/2005

LIZ CLAIBORNE	Dominican Republic	Registered	42050	2/25/1987	42,050	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	42052	2/25/1987	42,052	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	42117	2/25/1987	42,117	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	42075	2/25/1987	42075	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	42080	2/25/1987	42,080	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	42105	2/25/1987	42,105	2/25/1987

LIZ CLAIBORNE	Dominican Republic	Registered	43550	10/20/1987	43,550	10/20/1987

LIZ CLAIBORNE	Ecuador	Registered	1361-88	5/19/1987	1059-93	6/6/1988

LIZ CLAIBORNE	Egypt	Registered	163437	12/10/2003	163437	12/10/2003

LIZ CLAIBORNE	Egypt	Registered	163438	12/10/2003	163438	12/10/2003

LIZ CLAIBORNE	Egypt	Registered	163440	12/10/2003	163440	12/10/2003

LIZ CLAIBORNE	Egypt	Registered	163442	12/10/2003	163442	12/10/2003

LIZ CLAIBORNE	Egypt	Registered	163439	12/10/2003	163439	12/10/2003

LIZ CLAIBORNE	El Salvador	Registered	E-39687-2003	7/11/2003	135/13	5/13/2004

LIZ CLAIBORNE	El Salvador	Registered	230 Book 47	1/28/1997	230 Book 47	1/28/1997

LIZ CLAIBORNE	Finland	Registered	198603051	6/30/1986	101534	5/5/1988

LIZ CLAIBORNE	Finland	Registered	198802676	6/21/1988	108304	8/6/1990

LIZ CLAIBORNE	France	Registered		3/8/1978	1,043,560	3/8/1978

LIZ CLAIBORNE	France	Registered	720.126	11/7/1984	1,288,997	11/7/1984

LIZ CLAIBORNE	France	Registered	812.501	9/3/1986	1,369,274	9/3/1986

LIZ CLAIBORNE	Germany	Registered	C35354	7/7/1986	1,111,484	9/16/1987

LIZ CLAIBORNE	Germany	Registered	C33501	9/26/1984	1,096,560	9/18/1986

LIZ CLAIBORNE	Germany	Registered	C33515	10/1/1984	1,077,956	6/11/1985

LIZ CLAIBORNE	Germany	Registered	C27029	3/2/1978	978,423	11/7/1978

LIZ CLAIBORNE	Germany	Registered	63520	8/24/1990	652012	12/7/1992

LIZ CLAIBORNE	Great Britain	Registered	2026559	7/11/1995	2026559	3/8/1996

LIZ CLAIBORNE	Great Britain	Registered	B1259601	2/4/1986	B1259601	2/4/1986

LIZ CLAIBORNE	Great Britain	Registered	1427938	6/5/1990	1427938	2/21/1992

LIZ CLAIBORNE	Great Britain	Registered	1270420	7/2/1986	1270420	7/2/1986

LIZ CLAIBORNE	Great Britain	Registered	2140307	7/29/1997	2140307	1/9/1998

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Great Britain	Registered	B1275777	8/19/1986	B1275777	8/19/1986

LIZ CLAIBORNE	Great Britain	Registered	B1275779	8/19/1986	B1275779	8/19/1986

LIZ CLAIBORNE	Great Britain	Registered	2258224	1/17/2001	2258224	7/13/2001

LIZ CLAIBORNE	Greece	Registered	85146	3/20/1987	85.146	11/17/1989

LIZ CLAIBORNE	Guatemala	Registered	2007-3234	10/27/1987	54101/479/119	10/27/1987

LIZ CLAIBORNE	Guatemala	Registered	2007-3235	10/27/1987	54104/482/119	10/27/1987

LIZ CLAIBORNE	Guatemala	Registered	2007-3237	10/27/1987	54105/483/119	10/27/1987

LIZ CLAIBORNE	Guatemala	Registered	2007-3236	11/16/1987	54241/118/120	11/16/1987

LIZ CLAIBORNE	Guyana	Registered	12677A	11/6/1987	12677A	11/6/1987

LIZ CLAIBORNE	Haiti	Registered	146 Reg. 116	1/28/1998	146 Reg. 116	1/28/1988

LIZ CLAIBORNE	Honduras	Registered	48269	9/8/1987	48269	9/8/1987

LIZ CLAIBORNE	Hong Kong	Registered	199807114	4/8/1997	199807114	7/17/1998

LIZ CLAIBORNE	Hong Kong	Registered	199408028	8/16/1993	199408028	12/13/1994

LIZ CLAIBORNE	Hong Kong	Registered	1996B01519	4/7/1994	1996B01519	2/14/1996

LIZ CLAIBORNE	Hong Kong	Registered	1989B1680	8/15/1987	1989B1680	8/15/1987

LIZ CLAIBORNE	Hong Kong	Registered	1989B1062	8/25/1987	1989B1062	8/25/1987

LIZ CLAIBORNE	Hungary	Registered	M8500010	1/4/1985	124964	7/19/1985

LIZ CLAIBORNE	Hungary	Registered	M8601608	7/17/1986	126065	3/9/1987

LIZ CLAIBORNE	Hungary	Registered	M8801459	6/24/1988	127595	12/29/1988

LIZ CLAIBORNE	India	Registered	655410	2/14/1995	655410	2/14/1995

LIZ CLAIBORNE	India	Registered	645699	2/14/2005	1338350	2/14/2005

LIZ CLAIBORNE	India	Filed	471691	5/4/1987

LIZ CLAIBORNE	India	Registered	471693	5/4/1987	471693	5/4/1987

LIZ CLAIBORNE	India	Registered	471694	5/4/1987	471694	5/4/1987

LIZ CLAIBORNE	India	Registered	471695	5/4/1987	471695	5/4/1987

LIZ CLAIBORNE	Indonesia	Registered	D00 16180	5/18/1991	454,824	10/11/2000

LIZ CLAIBORNE	Indonesia	Registered	D00 16179	5/18/1991	454,823	10/11/2000

LIZ CLAIBORNE	Indonesia	Registered	D00 16178	5/18/1991	454,822	10/11/2000

LIZ CLAIBORNE	Indonesia	Registered	D00 16177	5/18/1991	454,821	10/11/2000

LIZ CLAIBORNE	Indonesia	Registered	D00 16176	5/18/1991	454,820	10/11/2000

LIZ CLAIBORNE	Indonesia	Registered		5/18/1991	266.482	5/18/1991

LIZ CLAIBORNE	Indonesia	Registered	12301/93	10/15/1993	326,519	1/16/1995

LIZ CLAIBORNE	Indonesia	Registered		5/3/1994	337,539	5/3/1994

LIZ CLAIBORNE	Indonesia	Registered	R00 2003 7268-7275	8/8/1994	345,604	9/7/1995

LIZ CLAIBORNE	Iran	Filed	83090325	11/25/2004

LIZ CLAIBORNE	Ireland	Registered	222153	8/1/2001	222153	8/1/2001

LIZ CLAIBORNE	Ireland	Registered	237393	8/2/2007	237393	8/2/2007

LIZ CLAIBORNE	Ireland	Registered	121627B	8/12/1986	121627B	8/12/1986

LIZ CLAIBORNE	Ireland	Registered	121628B	8/12/1986	121628B	8/12/1986

LIZ CLAIBORNE	Ireland	Registered	121629B	8/12/1986	121629B	8/12/1986

LIZ CLAIBORNE	Ireland	Registered	121630B	8/12/1986	121630B	8/12/1986

LIZ CLAIBORNE	Ireland	Registered	121631B	8/12/1986	121631B	8/12/1986

LIZ CLAIBORNE	Italy	Registered	MI2005C003288	9/13/1985	1282159	9/22/1986

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.		App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Italy	Registered		T02006C001252	8/5/1986	1234724	5/19/1998

LIZ CLAIBORNE	Italy	Registered		TO2008C000328	3/3/1978	1297117	1/10/2001

LIZ CLAIBORNE	Jamaica	Registered		22498	1/19/1987	B22,498	1/19/1987

LIZ CLAIBORNE	Jamaica	Registered		22502	1/19/1987	22502	1/19/1987

LIZ CLAIBORNE	Jamaica	Registered		22503	1/19/1987	22503	1/19/1987

LIZ CLAIBORNE	Jamaica	Registered		22482	1/19/1987	22,482	1/19/1987

LIZ CLAIBORNE	Jamaica	Registered		B26660	8/12/1987	B26,660	8/12/1987

LIZ CLAIBORNE	Japan	Registered		2004104333	11/15/2004	4879114	7/8/2005

LIZ CLAIBORNE	Japan	Registered		H04111404	5/7/1992	3064014	7/31/1995

LIZ CLAIBORNE	Japan	Registered		H05086995	8/23/1993	3305615	5/16/1997

LIZ CLAIBORNE	Japan	Registered		S59110486	10/17/1984	1972086	7/23/1987

LIZ CLAIBORNE	Japan	Registered		S48181488	11/14/1973	1289153	8/3/1977

LIZ CLAIBORNE	Japan	Registered		S59110485	10/17/1984	1980651	8/19/1987

LIZ CLAIBORNE	Japan	Registered		H05086996	8/23/1993	3343962	9/5/1997

LIZ CLAIBORNE	Japan	Registered		S61049397	5/12/1986	2032449	3/30/1988

LIZ CLAIBORNE	Japan	Registered		S61049399	5/12/1986	2121808	3/27/1989

LIZ CLAIBORNE	Japan	Registered		S61049398	5/12/1986	2159838	8/31/1989

LIZ CLAIBORNE	Jordan	Registered		51202	8/17/1998	51202	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		51197	8/17/1998	51197	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		51198	8/17/1998	51198	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		51947	8/17/1998	51947	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		51200	8/17/1998	51200	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		51201	8/17/1998	51201	8/17/1998

LIZ CLAIBORNE	Jordan	Registered		59465	2/3/2000	59465	2/3/2000

LIZ CLAIBORNE	Lebanon	Registered		62428	1/28/1994	62428	1/28/1994

LIZ CLAIBORNE	Lebanon	Registered		554276719	9/21/1994	123709	9/21/1994

LIZ CLAIBORNE	Macau	Registered	P	9887	8/29/1989	9715M	5/23/1991

LIZ CLAIBORNE	Macau	Registered	P	9886	8/29/1989	9886	8/22/1991

LIZ CLAIBORNE	Macau	Registered		N9614608	5/6/2002	9614N	8/9/2002

LIZ CLAIBORNE	Macedonia	Registered		PZ-2618/94	7/5/1994	2737	11/13/1989

LIZ CLAIBORNE	Malaysia	Registered		B86/03556	9/9/1986	B86/03556	9/9/1986

LIZ CLAIBORNE	Malaysia	Registered		86/03552	9/9/1986	86/03552	9/9/1986

LIZ CLAIBORNE	Malaysia	Registered		94/03779	5/12/1994	94/03779	5/12/1994

LIZ CLAIBORNE	Malaysia	Registered		85/03815	8/29/1985	85/03815	8/29/1985

LIZ CLAIBORNE	Malaysia	Registered		98/11101	9/26/1998	98/11101	9/26/1998

LIZ CLAIBORNE	Malaysia	Registered		86002555	6/30/1986	86002555	6/30/1986

LIZ CLAIBORNE	Malaysia	Registered		86/03543	9/9/1986	86/03543	9/9/1986

LIZ CLAIBORNE	Malaysia	Registered		B86/03548	9/9/1986	B86/03548	9/9/1986

LIZ CLAIBORNE	Mexico	Registered		471361	2/16/2001	696577	4/25/2001

LIZ CLAIBORNE	Mexico	Registered		120024	8/12/1991	406361	2/19/1992

LIZ CLAIBORNE	Mexico	Registered		120025	8/12/1991	404196	1/23/1992

LIZ CLAIBORNE	Mexico	Registered		122653	9/18/1991	409610	3/30/1992

LIZ CLAIBORNE	Mexico	Registered		122654	9/18/1991	404210	1/23/1992

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Mexico	Registered	198364	5/9/1994	500061	8/1/1995

LIZ CLAIBORNE	Mexico	Registered	198704	5/11/1994	466667	7/15/1994

LIZ CLAIBORNE	Mexico	Registered	198705	5/11/1994	466668	7/15/1994

LIZ CLAIBORNE	Mexico	Registered	225672	2/27/1995	504721	9/25/1995

LIZ CLAIBORNE	Mexico	Registered	5063	1/29/1986	318977	11/5/1986

LIZ CLAIBORNE	Mongolia	Registered	2946	2/9/2000	2946	2/9/2000

LIZ CLAIBORNE	Netherlands Antilles	Registered	14709	11/27/1987	7195	12/28/2001

LIZ CLAIBORNE	New Zealand	Registered	717,382	9/1/2004	717832	3/3/2005

LIZ CLAIBORNE	New Zealand	Registered	160489	8/16/1985	160,489	8/16/1985

LIZ CLAIBORNE	New Zealand	Registered	166475	7/7/1986	B166,475	7/7/1986

LIZ CLAIBORNE	New Zealand	Registered	167096	8/12/1986	167,096	8/12/1986

LIZ CLAIBORNE	New Zealand	Registered	167097	8/12/1986	167,097	8/12/1986

LIZ CLAIBORNE	New Zealand	Registered	167098	8/12/1986	167,098	8/12/1986

LIZ CLAIBORNE	New Zealand	Registered	167099	8/12/1986	167,099	8/12/1986

LIZ CLAIBORNE	Nicaragua	Registered	2003-02143	7/16/2003	60,352	2/25/2004

LIZ CLAIBORNE	Nicaragua	Registered	18388	10/12/1988	18388	10/12/1988

LIZ CLAIBORNE	Nicaragua	Registered	18439	11/7/1988	18439	11/7/1988

LIZ CLAIBORNE	Nicaragua	Registered	18493	12/5/1988	18493	12/5/1988

LIZ CLAIBORNE	Nicaragua	Registered	18502	12/12/1988	18502	12/12/1988

LIZ CLAIBORNE	Norway	Registered	132190	5/11/1988	132190	5/11/1988

LIZ CLAIBORNE	Norway	Registered	19882767	6/21/1988	141449	5/31/1990

LIZ CLAIBORNE	Oman	Registered	18178	7/4/1998	18178	7/4/1998

LIZ CLAIBORNE	Pakistan	Registered	94051	4/13/1987	94,051	4/13/1987

LIZ CLAIBORNE	Pakistan	Registered	94,050	4/13/1987	94,050	4/13/1987

LIZ CLAIBORNE	Pakistan	Registered	94046	4/13/1987	94,046	4/13/1987

LIZ CLAIBORNE	Pakistan	Registered	94,049	5/25/1987	94,049	4/13/1987

LIZ CLAIBORNE	Pakistan	Registered	94,048	5/25/1987	94,048	4/13/1987

LIZ CLAIBORNE	Paraguay	Registered	267162001	10/25/2001	250671	10/29/1991

LIZ CLAIBORNE	Paraguay	Registered	267172001	10/25/2001	249317	10/29/1991

LIZ CLAIBORNE	Paraguay	Registered	267182001	10/25/2001	249318	10/29/1991

LIZ CLAIBORNE	Paraguay	Registered	267152001	10/25/2001	250670	10/29/1991

LIZ CLAIBORNE	Peru	Registered	116983	2/19/1987	67,409	5/14/1987

LIZ CLAIBORNE	Peru	Registered	118220	3/10/1987	68,538	6/19/1987

LIZ CLAIBORNE	Peru	Registered	118221	5/18/1987	68,540	6/19/1987

LIZ CLAIBORNE	Peru	Registered	118225	3/18/1987	68,541	6/19/1987

LIZ CLAIBORNE	Peru	Registered		6/19/1987	68,539	6/19/1987

LIZ CLAIBORNE	Peru	Registered	108223	3/18/1987	68,884	6/30/1987

LIZ CLAIBORNE	Peru	Registered	121220	5/21/1987	70,407	9/8/1987

LIZ CLAIBORNE	Poland	Registered	Z128755	1/20/1994	R89601	3/26/1996

LIZ CLAIBORNE	Portugal	Registered	227019	10/3/1984	227019	8/2/1991

LIZ CLAIBORNE	Portugal	Registered	237809	11/14/1986	237809	8/2/1991

LIZ CLAIBORNE	Portugal	Registered	237810	11/14/1986	237810	8/2/1991

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Portugal	Registered	237811	11/14/1986	237811	8/2/1991

LIZ CLAIBORNE	Portugal	Registered	237812	11/14/1986	237812	8/2/1991

LIZ CLAIBORNE	Portugal	Registered	231190	8/19/1985	231190	11/13/1991

LIZ CLAIBORNE	Portugal	Registered	360347	11/26/2001	360347	11/5/2002

LIZ CLAIBORNE	Puerto Rico	Registered	28612	2/22/1989	28,612	2/22/1989

LIZ CLAIBORNE	Qatar	Registered	9214	10/29/1991	9214	5/23/1999

LIZ CLAIBORNE	Qatar	Registered	11516	1/4/1994	11516	3/18/2001

LIZ CLAIBORNE	Romania	Registered	21821	3/21/1994	21,821	3/21/1994

LIZ CLAIBORNE	Russia	Registered	2005714215	6/14/2005	322643	3/15/2007

LIZ CLAIBORNE	Russian Federation	Registered	162668	11/23/1993	162,668	11/23/1993

LIZ CLAIBORNE	Russian Federation	Registered	177097	2/28/1998	177,097	2/28/1998

LIZ CLAIBORNE	Saudi Arabia	Registered	15981	2/23/1982	275/19	2/7/1993

LIZ CLAIBORNE	Saudi Arabia	Registered	16216	3/24/1992	275/28	2/7/1993

LIZ CLAIBORNE	Saudi Arabia	Registered	23518	1/5/1994	348/84	8/26/1995

LIZ CLAIBORNE	Saudi Arabia	Registered	23519	1/5/1994	348/85	8/26/1995

LIZ CLAIBORNE	Saudi Arabia	Registered	93160	11/20/2004	853/17	7/18/2006

LIZ CLAIBORNE	Saudi Arabia	Registered	93161	11/20/2004	849/90	6/28/2006

LIZ CLAIBORNE	Saudi Arabia	Registered	35907	10/6/1996	418/17	11/22/1997

LIZ CLAIBORNE	Saudi Arabia	Registered	45337	8/18/1998	513/71	12/29/1999

LIZ CLAIBORNE	Singapore	Registered	T8602560E	6/18/1986	T8602560E	5/31/1990

LIZ CLAIBORNE	Singapore	Registered	T8603957F	9/5/1986	T8603957F	6/15/1990

LIZ CLAIBORNE	Singapore	Registered	T86/03952E	9/5/1986	T86/03952E	2/19/1990

LIZ CLAIBORNE	Singapore	Registered	T8603959B	9/5/1986	T8603959B	9/30/1989

LIZ CLAIBORNE	Singapore	Registered	T8603957F	9/5/1986	T8603957F	6/15/1990

LIZ CLAIBORNE	Singapore	Registered	T8603952E	9/5/1986	T8603952E	2/19/1990

LIZ CLAIBORNE	Singapore	Registered	T9400089F	1/5/1994	T9400089F	1/5/1994

LIZ CLAIBORNE	Singapore	Registered	T8701843B	4/21/1987	T8701843B	6/15/1990

LIZ CLAIBORNE	Singapore	Registered	T9403627J	5/7/1994	T9403627J	5/7/1994

LIZ CLAIBORNE	Singapore	Registered	T9809264G	1/15/1999	T9809264G	9/26/2002

LIZ CLAIBORNE	South Africa	Registered	9602540	2/27/1996	9602540	9/22/1999

LIZ CLAIBORNE	South Africa	Registered	864339	7/1/1986	864339	7/8/1988

LIZ CLAIBORNE	South Africa	Registered	865125	8/7/1986	865125	2/4/1988

LIZ CLAIBORNE	South Africa	Registered	865126	8/7/1986	865126	4/20/1988

LIZ CLAIBORNE	South Africa	Registered	865127	8/7/1986	865127	4/20/1988

LIZ CLAIBORNE	South Africa	Registered	865128	8/7/1986	865128	4/20/1988

LIZ CLAIBORNE	South Africa	Registered	865129	8/7/1986	865129	4/20/1988

LIZ CLAIBORNE	South Africa	Registered	884927	6/21/1988	884927	5/30/1990

LIZ CLAIBORNE	South Korea	Registered	4019942310	1/20/1994	400313927	5/22/1995

LIZ CLAIBORNE	South Korea	Registered	40198415712	10/18/1984	400116468	9/10/1985

LIZ CLAIBORNE	South Korea	Registered	40198417797	11/29/1984	400117299	9/23/1985

LIZ CLAIBORNE	South Korea	Registered	40198417798	11/29/1984	400120076	11/22/1985

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.		App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	South Korea	Registered		40199410505	3/16/1994	400327693	11/27/1995

LIZ CLAIBORNE	South Korea	Registered		40200522450	5/19/2005	400747619	5/22/2008

LIZ CLAIBORNE	South Korea	Filed		40200956485	11/16/2009

LIZ CLAIBORNE	Spain	Registered		1159461	2/19/1988	1,159,461	2/19/1988

LIZ CLAIBORNE	Spain	Registered		1159462	2/19/1988	1,159,462	2/19/1988

LIZ CLAIBORNE	Spain	Registered		1159463	2/19/1988	1,159,463	2/19/1988

LIZ CLAIBORNE	Spain	Registered		1159464	2/19/1988	1,159,464	2/19/1988

LIZ CLAIBORNE	Spain	Registered		Not Available	4/2/1990	1,159,460	4/2/1990

LIZ CLAIBORNE	Spain	Registered		2860602	9/3/1986	2860602	1/28/2009

LIZ CLAIBORNE	Spain	Registered		1159459	7/6/1987	1159459	7/6/1987

LIZ CLAIBORNE	Spain	Registered		1116020	10/20/1987	1,116,020	10/20/1987

LIZ CLAIBORNE	Sri Lanka	Registered		57432	5/26/1989	57,432	5/26/1989

LIZ CLAIBORNE	Surinam	Registered		13403	10/5/1992	13,403	10/5/1992

LIZ CLAIBORNE	Surinam	Registered		19,097	3/31/2004	19097	3/31/2004

LIZ CLAIBORNE	Sweden	Registered		220912	2/8/1991	220912	2/8/1991

LIZ CLAIBORNE	Switzerland	Registered	P	354092	7/30/1986	354,092	7/30/1986

LIZ CLAIBORNE	Taiwan	Registered		90035511	8/27/2001	1,002,257	6/16/2002

LIZ CLAIBORNE	Taiwan	Registered		7352269	10/27/1984	284,934	6/1/1985

LIZ CLAIBORNE	Taiwan	Registered		7439891	9/21/1985	319,005	4/1/1986

LIZ CLAIBORNE	Thailand	Registered		595086	7/1/2005	TM236568	7/1/2005

LIZ CLAIBORNE	Thailand	Registered		595101	7/1/2005	KOR246379	7/1/2005

LIZ CLAIBORNE	Thailand	Registered		595103	7/1/2005	KOR236569	7/1/2005

LIZ CLAIBORNE	Thailand	Registered		Not Available	5/19/1986	36,055	10/8/1996

LIZ CLAIBORNE	Thailand	Registered		316127	8/29/1986	50,828	10/15/1996

LIZ CLAIBORNE	Thailand	Registered		316132	8/29/1986	50,832	10/15/1996

LIZ CLAIBORNE	Thailand	Registered		316128	8/29/1986	50,829	10/15/1996

LIZ CLAIBORNE	Thailand	Registered		316129	8/29/1986	50,830	10/15/1996

LIZ CLAIBORNE	Thailand	Registered		316130	8/29/1986	50,831	10/15/1996

LIZ CLAIBORNE	Thailand	Registered		316131	8/29/1986	52,469	11/20/1996

LIZ CLAIBORNE	Trinidad	Registered		17088	9/29/1987	17088	6/25/1991

LIZ CLAIBORNE	Trinidad	Registered		16289	8/14/1986	16289	5/21/1990

LIZ CLAIBORNE	Turks & Caicos	Registered		10454	10/22/1987	10454	10/22/1987

LIZ CLAIBORNE	Ukraine	Registered		10002	12/20/1993	10002	6/30/1998

LIZ CLAIBORNE	United Arab Emirates	Registered		28,051	8/25/1998	33679	10/9/2002

LIZ CLAIBORNE	United Arab Emirates	Registered		Not Available	4/27/1994	7548	12/23/1996

LIZ CLAIBORNE	United Arab Emirates	Registered		Not Available	4/27/1994	7314	12/18/1996

LIZ CLAIBORNE	United Arab Emirates	Registered		Not Available	7/4/1994	12428	10/12/1997

LIZ CLAIBORNE	United Arab Emirates	Registered		Not Available	7/4/1994	14696	4/25/1998

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.		Reg. Date
LIZ CLAIBORNE	United Arab Emirates	Registered	Not Available	11/16/1994		9118	3/3/1997

LIZ CLAIBORNE	Uruguay	Registered	332405	6/29/2001		332405	7/2/2001

LIZ CLAIBORNE	Uruguay	Registered	350259	9/25/2003		350259	2/11/1994

LIZ CLAIBORNE	Uruguay	Registered	389646	3/17/1998		389646	7/7/2008

LIZ CLAIBORNE	Venezuela	Registered	1727-1978	3/17/1978		96.025-F	10/10/1980

LIZ CLAIBORNE	Venezuela	Registered	6283-94	5/16/1994	P	-184285	1/5/1996

LIZ CLAIBORNE	Venezuela	Registered	6282-94	5/16/1994	P	-184284	1/5/1996

LIZ CLAIBORNE	Venezuela	Registered	3631-96	3/18/1996	P	-197639	5/9/1997

LIZ CLAIBORNE	Venezuela	Registered	Not Available	9/22/1987		131,130	9/22/1987

LIZ CLAIBORNE	Venezuela	Registered	10995-1986	2/17/1989		136,990	2/17/1989

LIZ CLAIBORNE	Venezuela	Registered	15,576	11/5/1986		138,196	5/29/1989

LIZ CLAIBORNE	Venezuela	Registered	15573-1986	3/4/1991		141139	3/4/1991

LIZ CLAIBORNE	Venezuela	Registered	15575-1986	3/4/1991		141,141	3/4/1991

LIZ CLAIBORNE	Venezuela	Registered	15577-1986	3/4/1991		141,142	3/4/1991

LIZ CLAIBORNE	Venezuela	Registered	15574-1986	3/4/1991		141,140	3/4/1991

LIZ CLAIBORNE	Yugoslavia	Registered	33590-Z-625/88	7/26/1988		33590-Z-625/88	11/13/1989

LIZ CLAIBORNE (Commercial Name	Ecuador	Registered	61811	10/5/1995		263-97	8/13/1997

LIZ CLAIBORNE (Commercial Name	El Salvador	Registered	157 Book 6	2/22/1999		157 Book 6	2/22/1999

LIZ CLAIBORNE (Industrial)	Chile	Registered	Orig. Reg. 359.864	9/21/1990		579,318	10/17/2000

LIZ CLAIBORNE (Service Mark)	Ecuador	Registered	61810	5/10/1995		795-97	8/28/1997

LIZ CLAIBORNE ACTIVE	Colombia	Registered	98.004.610	1/30/1998		210.835	7/31/1998

LIZ CLAIBORNE ACTIVE	Colombia	Registered	98.004.613	1/30/1998		210.825	7/31/1998

LIZ CLAIBORNE ACTIVE	Colombia	Registered	98.004.615	1/30/1998		210.819	7/31/1998

LIZ CLAIBORNE ACTIVE	Colombia	Registered	98.004.618	1/30/1998		210.82	7/31/1998

LIZ CLAIBORNE ACTIVE	Germany	Registered	398 03 035.9	1/22/1998		398 03 035	5/18/1998

LIZ CLAIBORNE ACTIVE	Malaysia	Registered	98002107	2/24/1998		98002107	2/24/1998

LIZ CLAIBORNE ACTIVE	Malaysia	Registered	98002109	2/24/1998		98002109	2/24/1998

LIZ CLAIBORNE ACTIVE	Peru	Registered	55920	1/27/1998		45,032	4/20/1998

LIZ CLAIBORNE ACTIVE	Peru	Registered	55919	1/27/1998		45,158	4/24/1998

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE ACTIVE	Peru	Registered	55916	1/27/1998	45,155	4/24/1998

LIZ CLAIBORNE ACTIVE	Peru	Registered	55918	1/27/1998	45,157	4/24/1998

LIZ CLAIBORNE ACTIVE	Peru	Registered	55917	1/27/1998	45,156	4/24/1998

LIZ CLAIBORNE ACTIVE	Peru	Registered	56039	1/29/1998	45,211	4/28/1998

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42636	2/16/1998	498/45	10/6/1999

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42637	2/16/1998	498/46	10/6/1999

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42638	2/16/1998	496/75	9/29/1999

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42639	2/16/1998	496/76	9/29/1999

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42640	2/16/1998	496/77	9/29/1999

LIZ CLAIBORNE ACTIVE	Saudi Arabia	Registered	42641	2/16/1998	498/47	10/6/1999

LIZ CLAIBORNE ACTIVE	United Arab Emirates	Registered	26,233	4/25/1998	31,017	4/25/1998

LIZ CLAIBORNE ACTIVE	United Arab Emirates	Registered	26,235	4/25/1998	22016	4/25/1998

LIZ CLAIBORNE ACTIVE in Logo Form	France	Registered	98/714,251	1/22/1998	98/714,251	1/22/1998

LIZ CLAIBORNE ACTIVE in Logo Form	Malaysia	Registered	98/002104	2/24/1998	98/002104	2/24/1998

LIZ CLAIBORNE ACTIVE in Logo Form	Malaysia	Registered	98002105	2/24/1998	98002105	2/24/1998

LIZ CLAIBORNE ACTIVE in Logo Form	Malaysia	Registered	98/02106	2/24/1998	98002106	2/24/1998

LIZ CLAIBORNE ACTIVE in Logo Form	Malaysia	Registered	98002108	2/24/1998	98002108	2/24/1998

LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0776	1/21/1998	98/0776	11/5/2001

LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0777	1/21/1998	98/0777	11/5/2001

LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0778	1/21/1998	98/0778	11/5/2001

LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0779	1/21/1998	98/0779	11/5/2001

LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0780	1/21/1998	98/0780	11/5/2001

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE ACTIVE Logo	South Africa	Registered	98/0781	1/21/1998	98/0781	11/5/2001

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1998	2,139,027	1/27/1998

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1998	2,139,028	1/27/1998

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1998	2,139,025	1/27/1998

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1988	2,139,024	1/27/1998

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1998	2,139,029	1/27/1998

LIZ CLAIBORNE ACTIVE Logo	United Arab Emirates	Registered	26231	4/25/1998	30,354	1/13/2002

LIZ CLAIBORNE ACTIVE Logo	United Arab Emirates	Registered	26232	4/25/1998	31,016	4/25/1998

LIZ CLAIBORNE ACTIVE Logo	United Arab Emirates	Registered	26,234	4/25/1998	31,023	4/25/1998

LIZ CLAIBORNE ACTIVE Logo	United Arab Emirates	Registered	26,236	4/25/1998	31,022	4/25/1998

LIZ CLAIBORNE BABY	Great Britain	Registered	2235797	6/13/2000	2235797	8/3/2001

LIZ CLAIBORNE BABY	Mexico	Registered	432672	6/23/2000	664724	7/25/2000

LIZ CLAIBORNE BABY	Mexico	Registered	440785	8/8/2000	675007	10/20/2000

LIZ CLAIBORNE COLLECTION	Japan	Registered	H05107485	10/21/1993	3234997	12/25/1996

LIZ CLAIBORNE COLLECTION	Mexico	Registered	540032	3/20/2002	822106	2/26/2004

LIZ CLAIBORNE COLLECTION	Mexico	Registered	540,032	3/20/2002	822,106	2/26/2004

LIZ CLAIBORNE COLLECTION	Mongolia	Registered	2951	2/9/2000	2951	2/9/2000

LIZ CLAIBORNE in Arabic and English	Saudi Arabia	Registered	24784	4/23/1994	346/11	7/30/1995

LIZ CLAIBORNE in Arabic and English	United Arab Emirates	Registered	Not Available	7/10/1994	12356	10/11/1997

LIZ CLAIBORNE in English & Katana	Japan	Registered	S63012793	2/8/1988	2288020	12/26/1990

LIZ CLAIBORNE in Katakana	Japan	Registered	S63008546	1/28/1988	2357659	12/25/1991

LIZ CLAIBORNE in Katakana	Japan	Registered	S63008547	1/28/1988	2567960	8/31/1993

LIZ CLAIBORNE in Katakana	Japan	Registered	S63008545	1/28/1988	2230182	5/31/1990

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE in Katakana	Japan	Registered	S638544	1/28/1988	2252698	7/30/1990

LIZ CLAIBORNE in Mandarin	China P.R.	Registered	793318	2/15/1994	793318	11/21/1995

LIZ CLAIBORNE in Old Triangle Design	Japan	Registered	S61067130	6/25/1986	2215475	3/27/1990

LIZ CLAIBORNE in Old Triangle Design	Japan	Registered	S61067132	6/25/1986	2215477	3/27/1990

LIZ CLAIBORNE in Old Triangle Design	Japan	Registered	S61067129	6/25/1986	2223895	4/23/1990

LIZ CLAIBORNE in Old Triangle Design	Japan	Registered	S61067128	6/25/1986	2284813	11/30/1990

LIZ CLAIBORNE KIDS	Community Trademark	Registered	2899029	10/23/2002	2899029	3/23/2004

LIZ CLAIBORNE KIDS	Great Britain	Registered	2235737	6/13/2000	2235737	11/17/2000

LIZ CLAIBORNE KIDS	Mexico	Registered	432306	6/22/2000	663931	7/21/2000

LIZ CLAIBORNE KIDS	United Arab Emirates	Registered	42826	6/12/2001	34728	11/18/2002

LIZ CLAIBORNE LC LOGO - (NEW)	Mexico	Registered	1002574	4/22/2009	1102595	5/27/2009

LIZ CLAIBORNE LC LOGO - (NEW)	United Arab Emirates	Filed	128391	4/20/2009

LIZ CLAIBORNE LC LOGO - (NEW)	United Arab Emirates	Filed	128392	4/20/2009

LIZ CLAIBORNE LC LOGO - (NEW)	United Arab Emirates	Filed	128393	4/20/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	China P.R.	Filed	7368975	5/4/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	China P.R.	Filed	7368973	5/4/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	China P.R.	Filed	7368974	5/4/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	Community Trademark	Registered	8221871	4/16/2009	8221871	11/25/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	Hong Kong	Registered	301327987	4/21/2009	301327987	8/14/2009

LIZ CLAIBORNE LC Logo (Isaac Mizrahi)	Japan	Registered	2009029383	4/17/2009	5275456	10/23/2009

LIZ CLAIBORNE LC LOGO 2010	Canada	Filed	1465683	1/13/2010

LIZ CLAIBORNE LC LOGO 2010	Mexico	Registered	1066232	2/10/2010	1169240	7/19/2010

LIZ CLAIBORNE LC LOGO 2010	Mexico	Registered	1066237	2/10/2010	1169241	7/19/2010

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.		Reg. Date
LIZ CLAIBORNE LC LOGO 2010	Mexico	Filed	1066238	2/10/2010

LIZ CLAIBORNE LC LOGO 2010	Mexico	Registered	1066241	2/10/2010		1192018	11/29/2010

LIZ CLAIBORNE LC LOGO 2010	Mexico	Registered	1066242	2/10/2010		1169242	7/19/2010

LIZ CLAIBORNE LC LOGO 2010	Mexico	Registered	1066243	2/10/2010		1177610	9/3/2010

LIZ CLAIBORNE LOGO NEW	Chile	Registered	480555	2/26/1997		754328	2/26/1997

LIZ CLAIBORNE Logo with Triangle Design	China P.R.	Registered	290719	10/7/1986		290719	6/20/1987

LIZ CLAIBORNE Logo with Triangle Design	France	Registered	96/624,860	5/10/1996		96/624,860	5/10/1996

LIZ CLAIBORNE Logo with Triangle Design	Germany	Registered	C40513	5/22/1990		1,173,701	3/14/1991

LIZ CLAIBORNE Logo with Triangle Design	Hong Kong	Registered	1988B3375	7/28/1987		1988B3375	7/28/1987

LIZ CLAIBORNE Logo with Triangle Design	Malaysia	Registered	86/02556	6/30/1986		86/02556	6/30/1986

LIZ CLAIBORNE Logo with Triangle Design	Malaysia	Registered	86/B03545	9/9/1986		86/B03545	9/9/1986

LIZ CLAIBORNE Logo with Triangle Design	Malaysia	Registered	86/B03554	9/9/1986		86/B03554	9/9/1986

LIZ CLAIBORNE Logo with Triangle Design	Mexico	Registered	122647	9/18/1991		441098	9/2/1993

LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered		1/31/1989		80,628	1/31/1989

LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered	116986	2/19/1987		90,348	5/31/1990

LIZ CLAIBORNE Logo with Triangle Design	Taiwan	Registered	76037738	7/14/1987		407,834	7/16/1988

LIZ CLAIBORNE Logo with Triangle Design	Taiwan	Registered	75033893	7/12/1986		359,324	7/18/1987

LIZ CLAIBORNE Logo with Triangle Design	Venezuela	Registered	6286-1994	5/16/1994	P	184288	1/5/1996

LIZ CLAIBORNE Logo with Triangle Design	Venezuela	Registered	Not Available	2/17/1989		136.991-F	2/17/1989

LIZ CLAIBORNE NEW LOGO	Indonesia	Registered		8/8/1994		348,172	11/17/1995

LIZ CLAIBORNE NEW LOGO	Indonesia	Registered		8/8/1994		341,759	8/18/1995

LIZ CLAIBORNE NEW LOGO	Indonesia	Registered		8/8/1994		348.161	11/15/1995

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.		Reg. Date
LIZ CLAIBORNE NEW LOGO	Mexico	Registered	215465	10/14/1994		480740	11/25/1994

LIZ CLAIBORNE NEW LOGO	Mexico	Registered	215464	10/14/1994		480347	11/23/1994

LIZ CLAIBORNE NEW LOGO	Mexico	Registered	215466	10/14/1994		487113	4/12/1995

LIZ CLAIBORNE NEW LOGO	Mexico	Registered	215473	10/14/1994		498399	7/25/1995

LIZ CLAIBORNE NEW LOGO	Venezuela	Registered	13226-94	10/5/1994	P	-187009	2/9/1996

LIZ CLAIBORNE NEW LOGO	Venezuela	Registered	13225-94	10/5/1994	P	-187008	2/9/1996

LIZ CLAIBORNE NEW LOGO	Venezuela	Registered	13227-1994	10/5/1994	P	228613	11/22/2000

LIZ CLAIBORNE NEW Logo	Venezuela	Registered	13228- 1994	10/5/1994	P	187010	2/9/1996

LIZ CLAIBORNE PAWSITIVELY PERFECT	Canada	Filed	1391433	4/15/2008

LIZ CLAIBORNE REALITIES	Chile	Registered	446872	6/20/1995		733.753	9/20/2005

LIZ CLAIBORNE Stylized	Brazil	Registered	813324289	2/16/1987		813324289	5/21/1991

LIZ CLAIBORNE Stylized	Brazil	Registered	812198476	9/25/1985		812198476	5/1/1990

LIZ CLAIBORNE Stylized	Hong Kong	Registered	19883961	1/9/1985		19883961	12/2/1988

LIZ CLAIBORNE VIVID	France	Registered	93/494,686	12/1/1993		93/494,686	12/1/1993

LIZ CLAIBORNE VIVID	Hong Kong	Registered	1997B08782	11/17/1993		1997B08782	9/3/1997

LIZ CLAIBORNE VIVID	Spain	Registered	Not Available	12/21/1993		1,795,413	12/21/1993

LIZ CLAIBORNE VIVID	Venezuela	Registered	11738-1995	8/9/1995	P	194821	3/7/1997

LIZ CLAIBORNE VIVID Logo	Romania	Registered	30456	10/9/1995		30456	10/9/2005

LIZ CLAIBORNE WOMAN	Australia	Registered	913083	5/15/2002		913083	1/17/2003

LIZ CLAIBORNE WOMAN	Mexico	Registered	553800	6/27/2002		756711	7/29/2002

LIZ DESIGN	Canada	Registered	1219544	6/8/2004		TMA704696	1/15/2008

LIZ in Katakana	Japan	Registered	S36011478	4/15/1961		633530	1/10/1964

LIZ LIZ CLAIBORNE & TRIANGLE	Mexico	Registered	215170	10/10/1994		506247	9/29/1995

LIZ LIZ CLAIBORNE & TRIANGLE	Mexico	Registered	215162	10/10/1994		487111	4/12/1995

LIZ LIZ CLAIBORNE & TRIANGLE	Mexico	Registered	215171	10/10/1994		506248	9/29/1995

LIZ LIZ CLAIBORNE LOGO	Chile	Registered	715112	11/9/1995		761.229	11/9/1995

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ LIZSPORT	Mexico	Registered	207454	8/4/1994	527080	7/26/1996

LIZ LIZSPORT	Mexico	Registered	215083	10/7/1994	481370	12/5/1994

LIZ LIZSPORT	Mexico	Registered	215086	10/7/1994	506246	9/29/1995

LIZ LIZSPORT	Mexico	Registered	215085	10/7/1994	481372	12/5/1994

LIZ LIZSPORT	Russian Federation	Registered	138751	8/10/1994	138,751	8/10/1994

LIZ LIZSPORT Design	Argentina	Registered	2601712	10/4/1994	2061506	1/6/2006

LIZ LIZSPORT Design	Australia	Registered	637213	8/8/1994	637213	8/8/1994

LIZ LIZSPORT Logo	Colombia	Registered	94.034.034	8/3/1994	278.809	8/27/2002

LIZ LIZSPORT Logo	Ecuador	Registered	3361-95	7/28/1994	1257	11/15/1995

LIZ LIZSPORT Logo	South Africa	Registered		7/27/1994	94/7933	2/16/1998

LIZ LIZSPORT Logo	Taiwan	Registered	83052171	8/11/1994	703,162	1/1/1996

LIZ LIZSPORT Logo	United Arab Emirates	Registered	Not Available	11/28/1994	9293	3/6/1997

LIZ LIZSPORT Logo	Venezuela	Registered	13229-94	10/5/1994	P187011	2/9/1996

LIZ LIZWEAR	Mexico	Registered	215084	10/7/1994	481371	12/5/1994

LIZ LIZWEAR Logo	Australia	Registered	637210	8/8/1994	637210	8/8/1994

LIZ LIZWEAR Logo	Ecuador	Registered	3362-95	7/28/1994	1258	11/15/1995

LIZ LIZWEAR Logo	Honduras	Registered	61540	5/12/1995	61540	5/12/1995

LIZ LIZWEAR Logo	Malaysia	Registered	9406966	8/8/1994	94006966	8/8/1994

LIZ LIZWEAR Logo	Mexico	Registered	207455	8/4/1994	473090	9/9/1994

LIZ LIZWEAR Logo	South Africa	Registered		7/27/1994	94/7932	12/11/1996

LIZ LIZWEAR Logo	Taiwan	Registered	83052172	8/11/1994	707,823	2/16/1996

LIZ LIZWEAR Logo	Thailand	Registered	273867	10/13/1994	40,477	10/13/1994

LIZ LIZWEAR Logo	United Arab Emirates	Registered	Not Available	11/28/1994	9292	3/6/1997

LIZ LIZWEAR Logo	Venezuela	Registered	13230-94	10/5/1994	P-187012	2/9/1996

Liz Teens Logo with Old Triang	Colombia	Registered	128,786	6/5/1990	128,786	6/5/1990

LIZ WEEK	Canada	Registered	636118	7/11/1989	398145	5/15/1992

LIZFLEX	Canada	Registered	852,715	8/1/1997	517,567	10/4/1999

LIZFLEX	Saudi Arabia	Registered	40339	8/19/1997	458/50	1/24/1999

LIZFLEX	United Arab Emirates	Registered	23590	9/24/1997	20666	4/27/1999

LIZGOLF	Australia	Registered	986658	1/29/2004	986658	9/13/2004

LIZGOLF	Canada	Registered	1,042,398	1/13/2000	550,921	9/18/2001

LIZGOLF	China P.R.	Registered	4067636	5/17/2004	4067636	2/28/2008

LIZGOLF	Community Trademark	Registered	2516623	12/24/2001	2516623	3/14/2003

LIZGOLF	Great Britain	Registered	2158098	2/13/1998	2158098	9/4/1998

LIZGOLF	Hong Kong	Registered	199808220	12/12/1997	199808220	8/13/1998

LIZGOLF	India	Registered	668242	2/14/2005	1338347	2/14/2005

LIZGOLF	Lebanon	Registered	78887	2/18/1999	78887	2/18/1999

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date		Reg. No.	Reg. Date
LIZGOLF	Malaysia	Registered	97/21732	12/18/1997		97/21732	3/11/2008

LIZGOLF	Mexico	Registered	406115	1/12/2000		643923	2/25/2000

LIZGOLF	Saudi Arabia	Registered	48099	2/21/1999		545/06	10/18/2000

LIZGOLF	Singapore	Registered	T9715158E	12/13/1997		T9715158E	5/14/2001

LIZGOLF	South Korea	Registered	40199757227	12/11/1997		400429003	11/10/1998

LIZGOLF	Taiwan	Registered	86063698	12/17/1997		831674	12/16/1998

LIZKIDS	Ecuador	Registered	Not Available	5/18/1988		1056-93	5/18/1988

LIZKIDS	Hong Kong	Registered	1988B2064	9/26/1986		1988B2064	9/26/1986

LIZKIDS Logo	Malaysia	Registered	86/04535	10/31/1986		86/04535	10/31/1986

LIZKIDS Logo	Venezuela	Registered	10531987	10/10/1990		139539	10/10/1990

LIZKIDS Logo (w/Triangle Design)	El Salvador	Registered	Not Available	3/7/1988		74 Book 115	3/7/1988

LIZKIDZ	Mexico	Registered	413434	3/1/2000		648707	3/29/2000

LIZSPORT	Argentina	Registered	2409516	1/29/2003		1961350	11/26/2003

LIZSPORT	Colombia	Registered	98.036.384	6/25/1998		215.189	12/29/1998

LIZSPORT	Czech Republic	Registered	115387	10/2/1996		207098	1/28/1998

LIZSPORT	Ecuador	Registered	71162	8/21/1996		686-98	2/11/1998

LIZSPORT	Indonesia	Registered	D00 2003 20716-20901	8/7/2003		IDM000023649	12/17/2004

LIZSPORT	Japan	Registered	H06024514	3/9/1994		4017671	6/27/1997

LIZSPORT	Mongolia	Registered	2949	2/9/2000		2949	2/9/2000

LIZSPORT	Peru	Registered	57219	2/19/1998		45,885	5/18/1998

LIZSPORT in Katakana	Japan	Registered	S638549	1/28/1988		2721249	5/9/1997

LIZSPORT in Katakana	Japan	Registered	H06024516	3/9/1994		4017673	6/27/1997

LIZSPORT Logo	Canada	Registered	665,282	8/28/1990		394,243	2/14/1992

LIZSPORT Logo	Colombia	Registered	92.266.733	2/23/1987		197.04	1/31/1997

LIZSPORT Logo	Costa Rica	Registered	1900-6835625	5/4/1987		68,356	11/17/1987

LIZSPORT Logo	Ecuador	Registered	1123-88	5/18/1988		1060-93	5/18/1988

LIZSPORT Logo	Germany	Registered	398 49 390.1	8/28/1998		398 49 390	11/19/1998

LIZSPORT Logo	Hong Kong	Registered	1988B2062	9/26/1986		1988B2062	9/26/1986

LIZSPORT Logo	Malaysia	Registered	86/B04536	10/31/1986		86/B04536	10/31/1986

LIZSPORT Logo	Mexico	Registered	12423	1/19/1987		353260	9/28/1988

LIZSPORT Logo	Peru	Registered	116987	2/19/1987		88,607	5/31/1990

LIZSPORT Logo	Saudi Arabia	Registered	16218	3/24/1992		27530	2/7/1993

LIZSPORT Logo	United Arab Emirates	Registered	Not Available	7/10/1994		7288	12/16/1996

LIZSPORT Logo	Venezuela	Registered	10551987	10/10/1990		139541	10/10/1990

LIZSPORT Logo	Venezuela	Registered	14617-1997	9/2/1996	P	201548	10/31/1997

LIZSPORT Stylized	Hong Kong	Registered	199803956	8/22/1996		199803956	4/24/1998

LIZTEENS	Hong Kong	Registered	1988B2063	9/26/1986		1988B2063	9/26/1986

LIZTEENS Logo	Ecuador	Registered	1153-88	5/18/1988		1048-93	5/18/1988

LIZTEENS Logo	Malaysia	Registered	86/B04537	10/31/1986		86/B04537	10/31/1986

LIZWEAR	Argentina	Filed	2409517	1/29/2003

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZWEAR	Czech Republic	Registered	115380	10/2/1996	207091	1/28/1998

LIZWEAR	Great Britain	Registered	1430342	6/5/1990	1430342	3/13/1992

LIZWEAR	Great Britain	Registered	1430343	6/5/1990	1430343	3/27/1992

LIZWEAR	Indonesia	Registered	D00 2003 20717-20902	8/7/2003	IDM000023650	12/17/2004

LIZWEAR	Japan	Registered	H06024513	3/9/1994	4017670	6/27/1997

LIZWEAR	Mongolia	Registered	2948	2/9/2000	2948	2/9/2000

LIZWEAR (Logo w/triangle)	Greece	Registered	85342	4/14/1987	85.342	11/17/1989

LIZWEAR ESSENTIALS	Mexico	Registered	136356	3/27/1992	450889	1/26/1994

LIZWEAR in Katakana	Japan	Registered	S63008548	1/28/1988	2718952	12/25/1996

LIZWEAR Logo	Canada	Registered	665,280	8/28/1990	393,923	2/7/1992

LIZWEAR Logo	Chile	Registered	485110	4/25/1997	485.11	4/25/1997

LIZWEAR Logo	Costa Rica	Registered	not available	5/4/1987	68,357	11/17/1987

LIZWEAR Logo	Hong Kong	Registered	1988B2065	9/26/1986	1988B2065	9/26/1986

LIZWEAR Logo	Malaysia	Registered	86/04534	10/31/1986	86/04534	10/31/1986

LIZWEAR Logo	Mexico	Registered	110197	4/8/1991	419523	8/10/1992

LIZWEAR Logo	New Zealand	Registered	167859	9/22/1986	B167,859	9/22/1986

LIZWEAR Logo	Peru	Registered	116988	2/19/1987	87,727	5/17/1990

LIZWEAR Logo	Saudi Arabia	Registered	16219	3/24/1992	27531	2/7/1993

LIZWEAR Logo	United Arab Emirates	Registered	Not Available	7/10/1994	7287	12/16/1996

LIZWEAR Stylized	Japan	Registered	H06097624	9/26/1994	3282643	4/18/1997

LIZWEAR Stylized	Japan	Registered	H06097626	9/26/1994	3282644	4/18/1997

LUCKY	Indonesia	Filed	D957,000	4/25/1995

LUCKY BRAND	Argentina	Registered	2910812	4/24/2009	2350883	3/11/2010

LUCKY YOU Fly Label Design	Indonesia	Filed	24365-24631	10/21/2002

M Monogram and MONET SINCE 192	Andorra	Docket	App. instructions sent 1/6/2011.

M Monogram and MONET SINCE 192	Australia	Filed	1402847	1/6/2011

M Monogram and MONET SINCE 192	Bahamas	Filed	Not Yet Issued	2/4/2011

M Monogram and MONET SINCE 192	Benelux	Registered	1209090	9/1/2010	0887442	12/10/2010

M Monogram and MONET SINCE 192	China P.R.	Filed	9045544	1/12/2011

M Monogram and MONET SINCE 192	Indonesia	Filed	D002011003146	1/26/2011

M Monogram and MONET SINCE 192	Japan	Filed	2011718	1/7/2011

M Monogram and MONET SINCE 192	Kuwait	Filed	117528	1/12/2011

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
M Monogram and MONET SINCE 192	Malaysia	Docket	App. instructions sent 1/6/2011.

M Monogram and MONET SINCE 192	Panama	Filed	19747501	2/10/2011

M Monogram and MONET SINCE 192	Paraguay	Docket	App. instructions sent 2/15/2011.

M Monogram and MONET SINCE 192	Philippines	Docket	App. instructions sent 1/6/2011.

M Monogram and MONET SINCE 192	Puerto Rico	Docket	App. instructions sent 1/6/2011.

M Monogram and MONET SINCE 192	Saudi Arabia	Filed	163867	1/16/2011

M Monogram and MONET SINCE 192	Singapore	Filed	T1100348E	1/12/2011

M Monogram and MONET SINCE 192	United Arab Emirates	Filed	152750	2/6/2011

MAKE IT WORK	Canada	Filed	1514925	2/11/2011

MAKE IT WORK	China P.R.	Docket	App. instructions sent 3/10/2011.

MAKE IT WORK	China P.R.	Docket	App. instructions sent 3/9/2011.

MAKE IT WORK	Community Trademark	Filed	9729617	2/11/2011

MAKE IT WORK	Hong Kong	Filed	301855125	3/10/2011

MAKE IT WORK	Japan	Docket	App. instructions sent 3/9/2011.

MAKE IT WORK	Mexico	Docket	App. instructions sent 3/9/2011.

MAKE IT WORK	Mexico	Docket	App. instructions sent 3/9/2011.

MAMBO	Argentina	Registered	2469098	10/21/2003	1967063	1/14/2004

MAMBO	Canada	Registered	1,066,575	7/11/2000	571,841	12/5/2002

MAMBO BY LIZ CLAIBORNE	Bahamas	Registered	23,572	1/31/2001	23,572	1/31/2001

MAMBO BY LIZ CLAIBORNE	Barbados	Registered	81/12156	10/4/2000	81/12156	5/16/2002

MAMBO BY LIZ CLAIBORNE	Bermuda	Registered	32,243	10/6/2000	32,243	10/6/2000

MAMBO BY LIZ CLAIBORNE	Chile	Registered	502,714	9/29/2000	593.887	4/6/2001

MAMBO BY LIZ CLAIBORNE	Colombia	Registered	96.703	12/20/2000	240.839	9/4/2001

MAMBO BY LIZ CLAIBORNE	Japan	Registered	2000117642	10/30/2000	4526167	11/30/2001

MAMBO BY LIZ CLAIBORNE	Lebanon	Registered	85106	10/16/2000	85106	10/16/2000

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.		Reg. Date
MAMBO BY LIZ CLAIBORNE	Mexico	Registered	448960	9/22/2000		685954	1/31/2001

MAMBO BY LIZ CLAIBORNE	Norway	Registered	2001.08252	7/5/2001		214,303	5/10/2002

MAMBO BY LIZ CLAIBORNE	Paraguay	Registered	248992000	9/26/2000		241775	11/20/2001

MAMBO BY LIZ CLAIBORNE	Singapore	Registered	T0019129C	10/31/2000		T0019129C	7/2/2002

MAMBO BY LIZ CLAIBORNE	United Arab Emirates	Registered	40179	1/6/2001		60135	5/8/2006

MAMBO LIZ CLAIBORNE	Brazil	Registered	823704530	3/30/2001		823704530	4/17/2007

MAMBO LIZ CLAIBORNE	China P.R.	Registered	4061777	5/13/2004		4061777	2/14/2007

MAMBO LIZ CLAIBORNE	Community Trademark	Registered	2083053	2/9/2001		2083053	3/22/2005

MAMBO LIZ CLAIBORNE Logo	Canada	Filed	1,101,186	4/27/2001

MAMBO LIZ CLAIBORNE Logo	Ecuador	Registered	113,016	4/23/2001		15964-02	9/20/2001

MAMBO LIZ CLAIBORNE Logo	Guatemala	Registered	M-2995-2001	5/4/2001		113,186	9/28/2001

MAMBO LIZ CLAIBORNE Logo	Mexico	Registered	482811	4/27/2001		714458	8/31/2001

MAMBO LIZ CLAIBORNE LOGO	Peru	Registered	144,922	10/11/1996		80,066	5/6/2002

MAMBO LIZ CLAIBORNE Logo	Uruguay	Registered	331246	5/9/2001		331246	5/7/2003

MAMBO LIZ CLAIBORNE Logo	Venezuela	Registered	12737-01	7/18/2001	P	-241,492	11/11/2002

MAMBO LIZ CLAIBORNE Stylized	Argentina	Registered	2338192	5/11/2001		1914510	2/20/2003

MAMBO LIZ CLAIBORNE Stylized	Benelux	Registered	1005812	2/20/2002		711379	2/20/2002

MAMBO LIZ CLAIBORNE Stylized	Brazil	Registered	823923991	5/16/2001		823923991	4/17/2007

MAMBO LIZ CLAIBORNE Stylized	Cayman Islands	Registered	2268209	4/23/2001		2268209	10/4/2002

MAMBO LIZ CLAIBORNE Stylized	Community Trademark	Registered	2220622	5/8/2001		2220622	2/17/2005

MAMBO LIZ CLAIBORNE Stylized	Great Britain	Registered	2268209	4/23/2001		2268209	10/4/2002

MARVELLA	Andorra	Registered	18402	7/4/1997		6872	7/4/1997

MARVELLA	Benelux	Registered	672211	2/15/1985		408405	2/15/1985

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MARVELLA	Canada	Registered	489,870	7/21/1982	277,809	3/18/1983

MARVELLA	Denmark	Registered	VA1985003672	7/1/1985	VR1986002634	9/12/1986

MARVELLA	Dominican Republic	Registered	Not Available		70142	2/15/1994

MARVELLA	Dominican Republic	Registered	99108374	12/14/1993	70,539	2/15/1994

MARVELLA	Ecuador	Registered	53996	5/11/1990	1224	3/1/1991

MARVELLA	Finland	Registered	198500541	2/18/1985	95894	8/21/1986

MARVELLA	Great Britain	Registered	B866062	6/24/1964	B866062	6/24/1964

MARVELLA	Greece	Registered	5490/2002	4/26/2002	79542	4/26/2002

MARVELLA	India	Registered	437090	4/29/1985	437090	4/29/1985

MARVELLA	Indonesia	Registered	260,012	5/31/1990	260,012	5/31/1990

MARVELLA	Indonesia	Registered	R00 2004 9169-9173	8/1/1985	363,365	8/1/1985

MARVELLA	Ireland	Registered	114557	2/19/1985	114557	2/19/1985

MARVELLA	Israel	Registered	60442	2/17/1985	60442	2/17/1985

MARVELLA	Italy	Registered	TO2010C000677	5/7/1990	1305175	5/7/1990

MARVELLA	Liechtenstein	Registered	Not Available	5/8/2005	6751	5/8/1985

MARVELLA	Mexico	Registered	220070	7/12/1983	293854	10/27/1983

MARVELLA	Mexico	Registered	246027	3/5/1985	310278	8/7/1985

MARVELLA	Mexico	Registered	506246	3/5/1985	310279	8/7/1985

MARVELLA	Norway	Registered	19850541	2/7/1985	123,888	1/9/1986

MARVELLA	Panama	Registered	54689	1/15/1993	54689	1/15/1993

MARVELLA	Panama	Registered	39629	4/7/1987	39629	4/7/1987

MARVELLA	Peru	Registered	166362	3/14/1990	86260	7/23/1990

MARVELLA	Puerto Rico	Registered	13,665	1/3/1966	13,665	1/3/1966

MARVELLA	Taiwan	Registered	7414562	4/13/1985	298,714	9/15/1985

MARVELLA	Trinidad	Registered	16419	1/24/1991	16419	1/3/1995

MARVELLA and Chinese Character	Hong Kong	Registered	78/1965	7/8/1964	19650078	1/13/1965

MARVELLA in Chinese	China P.R.	Registered	1099074	7/24/1996	1099074	9/14/1997

MARVELLA in Katakana	Japan	Registered	S54083027	11/1/1979	1545899	10/27/1982

MAVERICK	Canada	Filed	1,091,315	2/1/2001

MEG ALLEN	Mexico	Registered	474928	3/9/2001	794713	6/26/2003

MEG ALLEN	Mexico	Registered	474929	3/9/2001	704826	6/28/2001

MENSWEAR CREST Design	Great Britain	Registered	A1428149	6/5/1990	A1428149	4/10/1992

MONET	Andorra	Registered	18401	6/26/1997	18401	6/26/1997

MONET	Argentina	Registered	1841584	9/5/1995	2062910	1/17/2006

MONET	Argentina	Registered	294770	9/28/1999	1754809	9/28/1999

MONET	Argentina	Registered	2864234	3/12/1998	2321330	10/8/1998

MONET	Argentina	Registered	2892608	2/4/2009	2337839	12/22/2009

MONET	Argentina	Registered	2893634	9/8/1988	2358526	4/14/2010

MONET	Argentina	Registered	2893635	9/8/1998	2358528	4/14/2010

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET	Australia	Registered	239166	5/21/1970	239166	5/21/1970

MONET	Australia	Registered	541805	9/10/1990	541805	3/2/1993

MONET	Australia	Registered	541811	9/10/1990	541811	3/2/1993

MONET	Australia	Registered	561555	8/13/1991	561555	11/24/1993

MONET	Azerbaijan	Registered	971755	11/6/1997	971,755	11/6/1997

MONET	Bahamas	Registered	10,732	10/26/1982	10,732	10/26/1992

MONET	Bahamas	Registered	Not Available	10/18/1990	14,294	10/18/1990

MONET	Bahamas	Registered	Not Available	10/18/1990	14,923	10/18/1990

MONET	Belarus	Registered	Not Available	12/24/1993	2,578	12/24/1993

MONET	Benelux	Registered	200590	10/31/2003	200590	11/3/2005

MONET	Benelux	Registered	65390	11/25/1988	455943	11/25/1988

MONET	Benelux	Registered	42057	4/25/1979	359220	4/25/1979

MONET	Brunei	Registered	Not Available	8/11/1994	21,509	8/11/1994

MONET	Bulgaria	Registered	17959	12/10/1991	20669	6/18/1993

MONET	Canada	Registered	328,028	11/25/1969	183,768	6/16/1972

MONET	Canada	Registered	636,275	7/13/1989	400,384	7/24/1992

MONET	China P.R.	Registered	602397	7/13/1991	602397	7/10/1992

MONET	China P.R.	Registered	3251242	7/23/2002	3251242	12/21/2007

MONET	China P.R.	Registered	1341371	1/19/1996	1341371	12/7/1999

MONET	China P.R.	Registered	3251241	7/23/2002	3251241	8/7/2010

MONET	Community Trademark	Registered	3116837	4/1/2003	3116837	1/12/2005

MONET	Costa Rica	Registered	Not Available	6/19/1991	75,831	6/19/1991

MONET	Denmark	Registered	VA1989000681	1/31/1989	VR1991001840	3/29/1991

MONET	Ecuador	Registered	838	4/30/1985	1247	12/12/1985

MONET	Estonia	Registered	9301256	3/2/1993	7174	1/19/1994

MONET	Finland	Registered	198404031	7/9/1984	94494	12/5/1985

MONET	Georgia	Registered	T1993011390	11/29/1984	12098	5/10/1999

MONET	Germany	Registered	C38488	12/24/1988	1,143,293	7/19/1989

MONET	Germany	Registered	C39732/18	10/17/1989	1178977	10/17/1989

MONET	Germany	Registered	M32221	1/7/1970	885404	9/13/1971

MONET	Great Britain	Registered	953068	12/31/1969	953068	12/31/1969

MONET	Great Britain	Registered	1364114	11/18/1988	1364114	5/31/1991

MONET	Great Britain	Registered	1397463	9/21/1989	1397463	5/3/1991

MONET	Greece	Registered	Not Available	5/2/2002	77960	5/2/2002

MONET	Greece	Registered	100399	8/23/1990	100399	8/23/1990

MONET	Guyana	Registered	12576A	3/19/1987	12576A	3/19/1987

MONET	Honduras	Registered	Not Available		44,627	4/22/1985

MONET	Hong Kong	Registered	1991B3988	2/19/1990	1991B3988	2/19/1990

MONET	Hong Kong	Registered	7207/94	6/29/1994	199611708	6/29/1994

MONET	Hong Kong	Registered	1990B0231	8/20/1986	1990B0231	8/20/1986

MONET	Hong Kong	Registered	9079/89	11/15/1989	1991B3128	11/15/1989

MONET	Hong Kong	Registered	9884/89	12/15/1989	1991B3302	9/30/1991

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET	Hungary	Registered	M9002839	7/19/1990	131302	4/10/1992

MONET	Indonesia	Registered	D99 483	1/12/1999	434,951	11/8/1999

MONET	Indonesia	Registered	D99 484	7/12/1989	434,952	11/8/1999

MONET	Indonesia	Registered	D99 482	7/12/1989	433,493	10/21/1999

MONET	Indonesia	Registered	D99 481	7/12/1989	433,492	10/21/1999

MONET	Indonesia	Registered	D99 684	7/15/1989	433,500	10/21/1999

MONET	Indonesia	Registered	251376	7/15/1989	433,503	10/21/1999

MONET	Indonesia	Registered	D99 683	7/15/1989	433,499	10/21/1999

MONET	Indonesia	Registered	D99 688	7/15/1989	433,504	10/21/1999

MONET	Indonesia	Registered	R00 2003 10175-10184	11/15/2003	354,092	12/8/1994

MONET	Israel	Registered	Not Available	8/8/1990	77,163	8/8/1990

MONET	Israel	Registered	60182	1/8/1985	60,182	1/8/1985

MONET	Italy	Registered	RM2005C006178	10/31/2003	1147042	10/17/2008

MONET	Italy	Registered	TO2010C000367	1/8/1970	1305105	1/4/2000

MONET	Italy	Registered	TO2010C001555	5/15/1980	1305510	5/15/1980

MONET	Japan	Registered	S63147691	12/27/1988	2336111	9/30/1991

MONET	Japan	Registered	S60032299	3/28/1985	2224916	4/23/1990

MONET	Jordan	Registered	28985	7/11/1991	28985	7/11/1991

MONET	Kazakstan	Registered	Not Available	10/29/1993	3597	10/29/1993

MONET	Kuwait	Registered	Not Available	11/29/1984	17,437	11/29/1984

MONET	Latvia	Registered	M931719	7/11/1994	M16081	7/11/1994

MONET	Liberia	Registered	144/99	11/9/1984	91184/3565	11/9/1984

MONET	Liechtenstein	Registered	Not Available	1/9/1985	6701	1/9/1985

MONET	Lithuania	Registered	RL3593	1/29/1983	7560	1/29/1983

MONET	Macau	Registered	N9615505	5/6/2002	N009615	8/9/2002

MONET	Malaysia	Registered	91/01537	3/13/1991	91/01537	3/13/1991

MONET	Mauritius	Registered	MU/M/03/01024	9/15/2003	464/2005	6/10/2005

MONET	Mexico	Registered	8426	4/22/1986	332528	9/18/1987

MONET	Mexico	Registered	34499	12/1/1987	344114	2/29/1988

MONET	Moldova	Registered	3402	12/29/1994	3402	12/29/1994

MONET	Monaco	Registered	94.5749	11/30/1984	2R94.5749	11/30/1984

MONET	Morocco	Registered	35622	11/29/1984	35,622	11/29/1984

MONET	Netherlands Antilles	Registered	12617	10/7/1982	12,617	10/7/1982

MONET	New Zealand	Registered	173282	7/3/1987	173,282	7/3/1987

MONET	Nicaragua	Registered	1987-18176	3/8/1988	18,176	3/8/1988

MONET	Norway	Registered	82893	11/19/1971	82,893	11/19/1971

MONET	Norway	Registered	149599	3/12/1992	149,599	3/12/1992

MONET	Norway	Registered	140767	3/22/1990	140767	3/22/1990

MONET	Oman	Registered	5416	4/27/1991	5416	4/27/1991

MONET	Oman	Registered	2890	10/3/1989	2890	10/3/1989

MONET	Panama	Registered	56520	7/10/1992	56,520	7/10/1992

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET	Panama	Registered	Not Available	3/30/1983	30,786	3/30/1983

MONET	Peru	Registered	157167	7/26/1989	55,524	11/21/1989

MONET	Peru	Registered	264268	8/3/1990	88,880	1/8/1991

MONET	Poland	Registered	92387	8/21/1990	68438	3/4/1992

MONET	Puerto Rico	Registered	29790	12/19/1990	29,790	12/19/1990

MONET	Puerto Rico	Registered	83931	9/13/1984	83,931	9/13/1984

MONET	Qatar	Registered	8778	5/30/1991	8778	5/30/1991

MONET	Ras Al-Khaimah	Registered	7531	7/4/1991	7531	7/4/1991

MONET	Romania	Registered	21306	10/30/1991	21,306	10/30/1991

MONET	Russian Federation	Registered	115695	4/30/1992	115,695	4/30/1992

MONET	Russian Federation	Registered	76968	11/29/1994	76,968	11/29/1984

MONET	Saudi Arabia	Registered	247/14	6/15/1991	247/14	6/15/1991

MONET	Saudi Arabia	Registered	125/69	10/6/1984	125/69	10/6/1984

MONET	Sierra Leone	Registered	12207	11/14/1984	12207	11/14/1984

MONET	Singapore	Registered	T8103321I	7/29/1981	T8103321I	8/29/1985

MONET	Singapore	Registered	T8806294Z	11/11/1988	T8806294Z	10/8/1990

MONET	Singapore	Registered	T8905252B	8/11/1989	T8905252B	3/22/1991

MONET	Singapore	Registered	T8905253J	8/11/1989	T8905253J	8/30/1991

MONET	South Africa	Registered	83/6947	9/28/1983	83/6947	9/28/1983

MONET	Spain	Filed	2668443	10/31/2003

MONET	Spain	Registered	2668443M8	8/8/2005	2668443	1/2/2006

MONET	Surinam	Registered	12010	4/8/1987	12010	4/8/1987

MONET	Switzerland	Registered	58271989	8/4/1989	375714	7/12/1978

MONET	Taiwan	Registered	72023375	6/10/1983	232,167	1/1/1984

MONET	Taiwan	Registered		1/1/1984	232,167	1/1/1984

MONET	Tajikistan	Registered	Not Available	2/13/1995	76,968	2/13/1995

MONET	Thailand	Registered	601254	8/26/2005	TM250001	8/26/2005

MONET	Thailand	Registered	371988	11/15/1988	Kor82334	11/15/1988

MONET	Trinidad	Registered	15196	12/28/1984	15196	12/28/1984

MONET	Tunisia	Registered	Not Available	11/27/1984	EE99.1829	11/27/1984

MONET	Ukraine	Registered	Not Available	5/31/1994	5041	5/31/1994

MONET	Uzbekistan	Registered	Not Available	10/9/1995	1980	10/9/1995

MONET	Vietnam	Registered	Not Available	2/15/1993	9123	2/15/1993

MONET	Yugoslavia	Registered	Not Available	5/13/1991	38,151	5/13/1991

MONET	Yugoslavia	Registered	29448	8/3/1984	29,448	10/10/1986

MONET & CO.	Community Trademark	Registered	4192449	12/14/2004	4192449	1/12/2006

MONET & CO.	Japan	Registered	2005013093	2/17/2005	4901757	11/14/2005

MONET & CO.	Russia	Registered	2004-4728972	12/15/2004	331166	8/7/2007

MONET 2	Denmark	Registered	VA1993005149	8/11/1994	VR1994002374	4/15/1994

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET 2	Germany	Registered	C45525	8/19/1993	2,070,884	7/12/1994

MONET 2	Germany	Registered		8/19/1993	2,070,884	8/19/1993

MONET 2	Great Britain	Registered	1546083	8/26/1993	1546083	6/9/1995

MONET 2	Italy	Registered	MI20038285	8/25/1993	1043031	3/28/2007

MONET 2	Spain	Registered	Not Available	8/24/1993	1,777,738	9/5/1994

MONET in Chinese	China P.R.	Registered	1099076	7/24/1996	1099076	9/14/1997

MONET in Chinese	China P.R.	Registered	1112676	8/23/1996	1112676	9/28/1997

MONET in Chinese	China P.R.	Registered	1111131	8/23/1996	1111131	9/28/1997

MONET in Katana	Japan	Registered	H02043149	4/13/1990	2533657	5/31/1993

MONET in Two Design	Benelux	Registered	802162	8/23/1993	537334	8/23/1993

MONET in Two Design	Finland	Registered	199303514	8/11/1993	133296	8/5/1994

MONET M MONOGRAM LOGO	Community Trademark	Filed	9365958	9/9/2010

MONET SINCE 1929 & DESIGN	Canada	Filed	1483350	6/2/2010

MONET SINCE 1929 & DESIGN	Community Trademark	Registered	9147331	6/2/2010	9147331	10/19/2010

MONET SINCE 1929 & DESIGN	Mexico	Filed	1094007	6/2/2010

New Triangle above LIZ CLAIBORNE Design	China P.R.	Registered	1480904	6/3/1999	1480904	11/28/2000

New Triangle above LIZ CLAIBORNE Design	China P.R.	Registered	1497408	6/3/1999	1497408	12/28/2000

New Triangle above LIZ CLAIBORNE Design	Japan	Registered	H11061989	7/9/1999	4423465	10/6/2000

New Triangle Logo	Argentina	Registered	2431922	5/21/2003	1992216	9/20/2004

New Triangle Logo	Argentina	Registered	2429621	5/8/2003	1996288	10/25/2004

New Triangle Logo	Argentina	Registered	2429622	5/8/2003	1996289	10/25/2004

New Triangle Logo	Argentina	Registered	2429620	5/8/2003	1996290	10/25/2004

New Triangle Logo	China P.R.	Registered	1480905	6/3/1999	1480905	11/28/2000

NEW TRIANGLE Logo	Japan	Registered	H11061987	7/9/1999	4423463	10/6/2000

New Triangle Logo	Singapore	Registered	T200101916H	2/12/2001	T200101916H	2/12/2001

New Triangle with LIZ CLAIBORNE Design	China P.R.	Registered	1480903	6/3/1999	1480903	11/28/2000

New Triangle with LIZ CLAIBORNE Design	China P.R.	Registered	1497409	6/3/1999	1497409	12/28/2000

New Triangle with LIZ CLAIBORNE Design	Community Trademark	Registered	1191402	5/31/1999	1191402	7/31/2000

New Triangle with LIZ CLAIBORNE Design	South Korea	Registered	40199918552	6/1/1999	400470429	5/19/2000

Old Triangle Logo	Argentina	Registered	1583104	2/19/1987	1417031	2/26/1993

Old Triangle Logo	Argentina	Registered	1586277	3/12/1987	1417035	2/26/1993

Old Triangle Logo	Argentina	Registered	1586278	2/26/1993	1417036	2/26/1993

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
Old Triangle Logo	Argentina	Registered	1586279	3/12/1987	1417037	2/26/1993

Old Triangle Logo	Argentina	Registered	1586276	4/30/1993	1433087	4/30/1993

Old Triangle Logo	Argentina	Registered	1586274	3/12/1987	1440420	5/31/1993

Old Triangle Logo	Argentina	Registered	1586275	3/12/1987	1531250	7/29/1994

Old Triangle Logo	China P.R.	Registered	290720	10/7/1986	290720	6/20/1987

Old Triangle Logo	China P.R.	Registered	294352	10/7/1986	294352	7/30/1987

Old Triangle Logo	China P.R.	Registered	383234	10/7/1986	383234	7/30/1987

Old Triangle Logo	China P.R.	Registered	294350	10/7/1986	294350	7/30/1987

Old Triangle Logo	China P.R.	Registered	383235	10/7/1986	383235	7/30/1987

Old Triangle Logo	Ireland	Registered	122570B	12/31/1986	122570B	12/31/1986

Old Triangle Logo	Japan	Registered	S63012794	2/8/1988	2349994	11/29/1991

Old Triangle Logo	Japan	Registered	S61067136	6/25/1986	2215476	3/27/1990

Old Triangle Logo	Japan	Registered	S61067138	6/25/1986	2215478	3/27/1990

Old Triangle Logo	Japan	Registered	S61067134	6/25/1986	2284814	11/30/1990

Old Triangle Logo	Mexico	Registered	120018	8/12/1991	408765	3/24/1992

Old Triangle Logo	Mexico	Registered	120023	8/12/1991	409588	3/30/1992

Old Triangle Logo	Mexico	Registered	122649	9/18/1991	412768	8/5/1992

Old Triangle Logo	Mexico	Registered	122651	9/18/1991	417692	6/30/1992

Old Triangle Logo	Mexico	Registered	122652	9/18/1991	438951	8/6/1993

Old Triangle Logo	Portugal	Registered	239176	2/2/1987	239176	1/30/1991

Old Triangle Logo	Portugal	Registered	238679		238679	1/30/1991

Old Triangle Logo	Singapore	Registered	T8603954A	9/5/1986	T8603954A	1/31/1992

Old Triangle Logo	Singapore	Registered	T8603953C	9/5/1986	T8603953C	3/22/1991

Old Triangle Logo	Uruguay	Registered	356095	7/26/2004	356095	9/8/1994

Old Triangle with CLAIBORNE Design	Portugal	Registered	237806	11/14/1986	237806	8/2/1991

Old Triangle with CLAIBORNE Design	Portugal	Registered	Not Available	11/14/1986	237807	8/2/1991

Old Triangle with CLAIBORNE Design	Portugal	Registered	237808	11/14/1986	237808	8/2/1991

Old Triangle with LIZ CLAIBORNE Design	Brazil	Registered	811868184	1/21/1985	811868184	8/26/1986

Old Triangle with LIZ CLAIBORNE Design	Japan	Registered	H06088965	8/31/1994	3271425	3/12/1997

Old Triangle with LIZ CLAIBORNE Design	Japan	Registered	H11061988	7/9/1999	4423464	10/6/2000

Old Triangle with LIZKIDS Design	Argentina	Registered	1581343	2/5/1987	1466778	9/30/1993

Old Triangle with LIZKIDS Design	Ireland	Registered	122713	9/17/1986	122713	9/17/1986

Old Triangle with LIZSPORT Design	Argentina	Registered	1581344	2/5/1987	1417026	2/26/1993

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
Old Triangle with LIZSPORT Design	Brazil	Registered	812897226	10/1/1986	812897226	10/13/1993

Old Triangle with LIZSPORT Design	Finland	Registered	198603800	9/24/1986	111623	5/6/1991

Old Triangle with LIZSPORT Design	Ireland	Registered	122710	9/17/1986	122710	9/17/1986

Old Triangle with LIZSPORT Design	South Korea	Registered	40199236392	12/31/1992	40277309	10/21/1993

Old Triangle with LIZTEEN Design	Ireland	Registered	122712	9/17/1986	122712	9/17/1986

Old Triangle with LIZWEAR Design	Argentina	Registered	1581346	2/5/1987	1417027	2/26/1993

Old Triangle with LIZWEAR Design	Brazil	Registered	817574050	10/25/1993	817574050	7/11/1995

Old Triangle with LIZWEAR Design	Finland	Registered	198603802	9/24/1986	111624	5/6/1991

Old Triangle with LIZWEAR Design	Ireland	Registered	122711	9/17/1986	122711	9/17/1986

Old Triangle with LIZWEAR Design	Portugal	Registered	236978		236978	8/2/1991

Old Triangle with LIZWEAR Design	South Korea	Registered	40199236391	12/31/1992	400282087	12/22/1993

Old Triangle with Stacked LIZ CLAIBORNE Design	Argentina	Registered	2518872	10/15/1986	2010903	2/11/2005

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121221	7/2/1986	121221	7/2/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121632	8/22/1986	121632	8/22/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121633	8/22/1986	121633	8/22/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121634	8/22/1986	121634	8/22/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121635	8/22/1986	121635	8/22/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Ireland	Registered	121636	8/22/1986	121636	8/22/1986

Old Triangle with Stacked LIZ CLAIBORNE Design	Japan	Registered	S61067123	6/25/1986	2223894	4/23/1990

Old Triangle with Stacked LIZ CLAIBORNE Design	Japan	Registered	S61067122	6/25/1986	2284812	11/30/1990

PLASTIC TRIANGULAR BOTTLE	Germany	Registered	C38960	4/11/1989	1,149,106	11/6/1989

PLASTIC TRIANGULAR BOTTLE	Mexico	Registered	125486	10/28/1991	408792	3/24/1992

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
PLASTIC TRIANGULAR BOTTLE	Spain	Registered	Not Available	4/27/1989	1,319,494	9/5/1990

REALITIES	Argentina	Registered	2487094	8/14/1991	1980693	5/17/2004

REALITIES	Australia	Registered	617733	12/3/1993	617733	5/17/1995

REALITIES	Austria	Registered	399495	7/17/1995	160687	10/27/1995

REALITIES	Bahrain	Registered	15541	9/30/1992	15,541	9/30/1992

REALITIES	Barbados	Registered	81/7417	7/8/1998	81/7417	7/8/1998

REALITIES	Belize	Registered	6856	11/30/1993	6856	11/30/1993

REALITIES	Benelux	Registered	807428	12/3/1993	541096	12/3/1993

REALITIES	Bermuda	Registered	A22072	5/4/1993	A22,072	5/4/1993

REALITIES	Bolivia	Registered	1034-2004	2/2/1994	55,710	2/2/1994

REALITIES	Brazil	Registered	816663653	4/13/1992	816663653	10/5/1993

REALITIES	Brunei	Registered	17785	10/24/1991	17,785	10/24/1991

REALITIES	Bulgaria	Registered	26048	1/20/1994	24231	7/27/1994

REALITIES	Cayman Islands	Registered	1416811	3/7/1990	1416811	3/7/1990

REALITIES	Colombia	Registered	92.362.528	6/26/1992	200.095	5/29/1997

REALITIES	Community Trademark	Registered	3512001	10/31/2003	3512001	3/12/2007

REALITIES	Czech Republic	Registered	85970	1/21/1994	185341	5/30/1995

REALITIES	Denmark	Registered	VA1993007640	11/26/1993	VR1994000784	2/4/1994

REALITIES	Dominican Republic	Registered	70562	2/15/1994	70,562	2/15/1994

REALITIES	Ecuador	Registered	32498	6/1/1992	675 — IEPI	9/28/1993

REALITIES	El Salvador	Registered	195 Book 33	8/20/1996	195 Book 33	8/20/1996

REALITIES	Finland	Registered	199305422	11/29/1993	136354	2/20/1995

REALITIES	France	Registered	93/494,685	12/1/1993	93/494,685	12/1/1993

REALITIES	Germany	Registered	C40143/3	2/19/1990	1178148	6/21/1991

REALITIES	Great Britain	Registered	A1416811	3/7/1990	A1416811	8/9/1991

REALITIES	Greece	Registered	18830/2003	1/10/1994	117,380	1/10/1994

REALITIES	Honduras	Registered	56900	1/20/1993	56900	1/20/1993

REALITIES	Hong Kong	Registered	199305491	5/2/1992	199305491	12/16/1993

REALITIES	Hungary	Registered	M9502267	8/9/1995	147314	10/22/1997

REALITIES	India	Registered	655409	2/14/1995	655409	2/14/2005

REALITIES	Indonesia	Filed		1/31/1994

REALITIES	Indonesia	Registered	R00 2006 001944	5/23/1996	383,878	9/1/1997

REALITIES	Ireland	Registered	160504	11/29/1993	160504	11/29/1993

REALITIES	Jamaica	Registered	B25236	6/22/1992	B25,236	6/22/1992

REALITIES	Malaysia	Registered	91/05390	9/5/1991	91/05390	9/5/1991

REALITIES	Mexico	Registered	621871	10/1/2003	816039	12/4/2003

REALITIES	Mexico	Registered	621872	10/1/2003	816040	12/4/2003

REALITIES	Mexico	Registered	621878	10/1/2003	821477	2/23/2004

REALITIES	Mexico	Filed	621879	10/1/2003

REALITIES	Mexico	Registered	97709	10/1/1990	457300	4/15/1994

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
REALITIES	Netherlands Antilles	Registered	8341	8/21/1992	17067	2/22/2002

REALITIES	New Zealand	Registered	232511	12/2/1993	232,511	12/2/1993

REALITIES	Norway	Registered	166103	12/22/1994	166,103	12/22/1994

REALITIES	Peru	Registered	8212	4/17/1996	27,175	7/9/1996

REALITIES	Poland	Registered	Z128754	1/20/1994	R89600	1/20/1994

REALITIES	Portugal	Registered	296628	12/2/1993	296628	3/3/1995

REALITIES	Qatar	Registered	9213	10/29/1991	9213	5/23/1999

REALITIES	Romania	Registered	21820	3/21/1994	21,820	3/21/1994

REALITIES	Russian Federation	Registered	129387	11/21/1993	129,387	11/23/1993

REALITIES	Saudi Arabia	Registered	15983	2/23/1982	275/21	2/7/1993

REALITIES	Singapore	Registered	T9108019H	8/26/1991	T9108019H	8/26/1991

REALITIES	Slovak Republic	Registered	179826	1/26/1994	179,826	1/26/1994

REALITIES	South Korea	Registered	40199416563	4/25/1994	400316355	6/28/1995

REALITIES	Spain	Registered	2074425	2/14/1997	2074425	8/5/1997

REALITIES	Surinam	Registered	13400	9/17/1992	13,400	9/17/1992

REALITIES	Sweden	Registered	259614	7/15/1994	259,614	7/15/1994

REALITIES	Switzerland	Registered	440507	8/15/1995	440,507	8/15/1995

REALITIES	Taiwan	Registered		3/1/1993	578,868	3/1/1993

REALITIES	Taiwan	Registered	81027143	6/2/1992	587,868	3/1/1993

REALITIES	Turks & Caicos	Registered	13700	9/23/2004	13700	11/10/2004

REALITIES	Ukraine	Registered	10006	12/20/1993	10006	6/30/1998

REALITIES	United Arab Emirates	Registered	7528	7/4/1994	7528	12/23/1996

REALITIES	Uruguay	Registered	347848	10/24/1991	347848	9/10/1993

REALITIES	Venezuela	Registered	16263-1991	8/19/1994	163,933	8/19/1994

REALITIES Bottle	Aruba	Registered	15730	5/21/1992	15,730	6/15/1992

REALITIES Bottle	Barbados	Registered	81/6323	4/21/1992	81/6323	2/26/1998

REALITIES Bottle	Belize	Registered	6859	11/30/1993	6859	11/30/1993

REALITIES BOTTLE	Guyana	Registered	13986C	8/12/1991	13986C	8/12/1991

REALITIES BOTTLE	Mexico	Registered	125488	10/28/1991	408794	3/24/1992

REALITIES BOTTLE	Netherlands Antilles	Registered	D-200186	4/29/1992	8340	2/22/2002

REALITIES BOTTLE	St. Vincent	Registered	120 of 1992	8/12/1991	120 of 1992	8/12/1991

REALITIES BY LIZ CLAIBORNE	Mexico	Registered	716330	5/6/2005	896998	8/25/2005

RUBY & MILA	Canada	Filed	1468006	2/2/2010

RUBY & MILA	Mexico	Registered	1066244	2/10/2010	1169243	7/19/2010

RUBY & MILA	Mexico	Filed	1066245	2/10/2010

RUSS	Canada	Registered	274,709	3/26/1963	TMA159,853	12/13/1968

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date		Reg. No.	Reg. Date
RUSS	Community Trademark	Registered	3117835	4/3/2003		3117835	7/27/2004

RUSS in Design	Canada	Registered	730,349	6/7/1993		TMA441,377	3/31/1995

SO BLUE	Indonesia	Registered	411038	5/14/1997		IDM000123162	5/14/1997

SO BLUE	Indonesia	Registered	431262	9/4/1997		IDM000127672	8/30/1999

SO BLUE	Indonesia	Registered	430703	9/4/1997		IDM000127671	8/19/1999

SOUL BY CURVE Stylized	Community Trademark	Registered	899348	2/3/2006		899348	2/3/2006

SOUL BY CURVE Stylized	Madrid Protocol	Registered	A0003776	2/3/2006		899348	2/3/2006

SPARK	Canada	Registered	1,140,229	5/9/2002		TMA641465	6/7/2005

SPARK	Mexico	Filed	547179	5/15/2002

SPARK LIZ CLAIBORNE	Argentina	Registered	2378903	6/18/2002		1924277	4/28/2003

SPARK LIZ CLAIBORNE	Australia	Registered	916586	6/14/2002		916586	2/20/2003

SPARK LIZ CLAIBORNE	Canada	Registered	1,177,039	5/7/2003		TMA702171	11/30/2007

Spark Liz Claiborne	China P.R.	Registered	3211329	6/14/2002		3211329	2/7/2004

SPARK LIZ CLAIBORNE	Colombia	Registered	2.061.337	7/16/2002		266.121	4/28/2003

SPARK LIZ CLAIBORNE	Community Trademark	Registered	2736270	6/14/2002		2736270	7/31/2003

SPARK LIZ CLAIBORNE	Lebanon	Registered	90969	6/22/2002		90969	6/22/2002

SPARK LIZ CLAIBORNE	Malaysia	Registered	2002/07272	6/22/2002		2002/07272	6/22/2002

SPARK LIZ CLAIBORNE	Mexico	Registered	552957	6/21/2002		754623	7/18/2002

SPARK LIZ CLAIBORNE	Saudi Arabia	Registered	77707	6/26/2002		676100	5/24/2003

SPARK LIZ CLAIBORNE	Singapore	Registered	T0208684E	6/14/2002		T0208684E	5/28/2003

SPARK LIZ CLAIBORNE	United Arab Emirates	Registered	48,123	6/17/2002		38,236	4/23/2003

SPARK LIZ CLAIBORNE	Venezuela	Registered	8965-2002	6/14/2002	P	248009	11/4/2003

SPARK SEDUCTION LIZ CLAIBORNE	Argentina	Registered	2549377	10/22/2004		2088950	5/26/2006

SPARK SEDUCTION LIZ CLAIBORNE	Bahamas	Registered	27969	5/5/2005		27969	5/5/2005

SPARK SEDUCTION LIZ CLAIBORNE	Bahrain	Registered	42,728	10/27/2004		42728	3/20/2007

SPARK SEDUCTION LIZ CLAIBORNE	Barbados	Registered	81/20003	4/26/2005		81/20003	4/26/2005

SPARK SEDUCTION LIZ CLAIBORNE	Bermuda	Registered	41478	10/21/2004		41478	10/21/2004

SPARK SEDUCTION LIZ CLAIBORNE	Brazil	Filed	827030924	10/27/2004

SPARK SEDUCTION LIZ CLAIBORNE	Canada	Registered	1,218,461	5/28/2004		TMA703817	12/21/2007

SPARK SEDUCTION LIZ CLAIBORNE	Chile	Registered	664041	4/14/2005		723139	5/31/2005

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SPARK SEDUCTION LIZ CLAIBORNE	China P.R.	Registered	4321517	10/21/2004	4321517	1/21/2008

SPARK SEDUCTION LIZ CLAIBORNE	Colombia	Filed	04.111.085	11/4/2004

SPARK SEDUCTION LIZ CLAIBORNE	Community Trademark	Registered	4084182	10/21/2004	4084182	12/14/2005

SPARK SEDUCTION LIZ CLAIBORNE	Ecuador	Registered	149,996	10/21/2004	68205	2/2/2005

SPARK SEDUCTION LIZ CLAIBORNE	Lebanon	Registered	99966	10/29/2004	99966	10/29/2004

SPARK SEDUCTION LIZ CLAIBORNE	Mexico	Registered	658685	5/28/2004	844124	7/23/2004

SPARK SEDUCTION LIZ CLAIBORNE	Norway	Registered	230286	1/2/2006	230286	1/2/2006

SPARK SEDUCTION LIZ CLAIBORNE	Peru	Registered	223562	10/27/2004	103621	2/25/2005

SPARK SEDUCTION LIZ CLAIBORNE	Singapore	Registered	T0418149G	10/22/2004	T0418149G	5/3/2005

SPARK SEDUCTION LIZ CLAIBORNE	United Arab Emirates	Registered	64828	10/31/2004	53392	5/29/2005

SPARK SEDUCTION LIZ CLAIBORNE	Uruguay	Registered	358065	10/29/2004	358065	5/26/2005

SPARK SEDUCTION LIZ CLAIBORNE	Venezuela	Filed	17844-2004	10/25/2004

STUDIO BY LIZ CLAIBORNE	Japan	Registered	2004043038	5/11/2004	4828522	12/24/2004

STUDIO BY LIZ CLAIBORNE	Mexico	Registered	629202	11/12/2003	817498	1/12/2004

SWE Design	China P.R.	Registered	4016553	4/14/2004	4016553	11/28/2007

SWE Design	Community Trademark	Registered	3625696	1/23/2004	3625696	5/10/2005

SWE Design	Mexico	Registered	636392	1/7/2004	826102	3/23/2004

SWE Design	Mexico	Registered	636391	1/7/2004	822038	2/25/2004

SWE Design	Mexico	Registered	636390	1/7/2004	875382	4/11/2005

T Crown Logo	Canada	Registered	256,957	5/16/1960	125,549	2/23/1962

THE ROYAL FLUSH LINE #15859	Canada	Registered	N/A	2/9/1993	429056	6/17/1994

THE ROYAL FLUSH LINE #64613	Canada	Registered	N/A	2/9/1993	429057	6/17/1994

THE VILLAGER	Canada	Registered	273,294	1/4/1963	TMA133,482	11/15/1963

THE VILLAGER	Indonesia	Registered		7/28/1993	312,901	7/28/1993

THE VILLAGER	Russian Federation	Registered	Not Available	11/18/1994	138,988	11/18/1994

Triangle Cosmetic Logo	Cayman Islands	Registered	B1379668	3/20/1991	B1379668	4/10/1989

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
Triangle Cosmetic Logo	China P.R.	Registered	519530	5/30/1989	519530	5/20/1990

Triangle Cosmetic Logo	Denmark	Registered	VA1989002422	4/6/1989	VR1990001561	3/2/1990

Triangle Cosmetic Logo	Haiti	Registered	Orig. Reg. 26/87	4/30/1990	382/123	4/30/1990

Triangle Cosmetic Logo	Honduras	Registered	134742003	9/13/2003	58434	9/13/1993

Triangle Cosmetic Logo	Hong Kong	Registered	1990B3848	4/22/1989	1990B3848	4/22/1989

Triangle Cosmetic Logo	Ireland	Registered	133389	4/14/1989	133389	4/14/1989

Triangle Cosmetic Logo	Poland	Registered	150393	8/18/1995	R103571	6/22/1998

Triangle Cosmetic Logo	Portugal	Registered	254669	4/7/1989	254669	6/28/1991

Triangle Cosmetic Logo	Serbia	Registered	1989430	4/26/1989	34145	3/8/1990

Triangle Cosmetic Logo	Singapore	Registered	T8902314Z	4/18/1989	T8902314Z	9/30/1991

Triangle Cosmetic Logo	South Korea	Registered	40198912731	5/24/1989	400199145	8/28/1990

Triangle Cosmetic Logo	South Korea	Registered	40198912730	5/24/1989	400202577	10/11/1990

Triangle Cosmetic Logo	Turkey	Registered	Not Available	1/12/1996	166618	1/12/1996

Triangle Cosmetic Logo (black)	Canada	Registered	619,532	11/21/1988	360,788	10/20/1989

Triangle Cosmetic Logo (Black)	India	Registered	661209	4/3/1995	661209	4/3/1995

Triangle Cosmetic Logo (Color)	Canada	Registered	619,533	11/21/1988	360,789	10/20/1989

Triangle Design	Bangladesh	Registered	26503	2/20/1988	26503	2/20/1988

Triangle Design	Bangladesh	Registered	26506	2/20/1988	26506	2/20/1988

Triangle Design	Bangladesh	Registered	26512	2/20/1988	26512	2/20/1988

Triangle Design	Colombia	Registered	92.268.893	4/6/1987	143.261	7/13/1993

Triangle Design	Colombia	Registered	92.268.891	4/6/1987	143.257	7/13/1993

Triangle Design	Colombia	Registered	92.268.892	4/6/1987	143.258	7/13/1993

Triangle Design	Colombia	Registered	92.267.980	3/17/1987	178.675	2/28/1994

Triangle Design	France	Registered	834,370	1/21/1987	1,390,373	1/21/1987

Triangle Design	Hong Kong	Registered	19881846	6/20/1986	19881846	6/20/1986

Triangle Design	Indonesia	Registered	7742B/91	7/1/1991	322582	1/4/1995

Triangle Design	Indonesia	Registered	D994160	2/5/1990	448765	6/13/2000

Triangle Design	Indonesia	Registered	D99 4159	2/5/2000	443.244	3/8/2000

Triangle Design	Indonesia	Registered	D99 4158	2/5/2000	443243	3/8/2000

Triangle Design	Russian Federation	Registered	128435	11/23/1993	128,435	11/23/1993

Triangle Design	Spain	Registered	Not Available	1/29/1987	1,178,262	12/20/1989

Triangle Design	Spain	Registered	Not Available	3/4/1988	1,238,417	3/4/1988

Triangle Design	Spain	Registered	Not Available	6/20/1990	1,238,422	6/20/1990

Triangle Design	Taiwan	Registered	75037593	8/2/1986	358,259	3/1/1987

Triangle Design	Taiwan	Registered	75037595	8/2/1986	358,413	3/1/1987

Triangle Design	Taiwan	Registered	75037585	8/2/1986	359,313	3/16/1987

Triangle Design	Taiwan	Registered	75037592	8/2/1986	359,491	3/16/1987

Triangle Design	Taiwan	Registered	75037588	8/2/1986	360,987	4/1/1987

Triangle Design	Taiwan	Registered	75037584	8/2/1986	353,573	7/18/1987

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
Triangle Design	Taiwan	Registered	75064510	12/31/1986	375,142	9/1/1987

Triangle Design	Taiwan	Registered	75033894	7/12/1986	365,677	7/19/1987

Triangle Design	Taiwan	Registered	75037586	8/2/1986	356,685	7/19/1987

Triangle Design	Thailand	Registered	Not Available	5/14/1987	59,475	6/13/1997

Triangle Design	Thailand	Registered	Not Available	5/14/1987	59,480	6/13/1997

Triangle Design	Thailand	Registered	Not Available	5/14/1987	59,476	6/13/1997

Triangle Design	Thailand	Registered	Not Available	5/14/1987	69,462	3/11/1998

Triangle Design	Thailand	Registered	Not Available	5/14/1987	59,477	6/13/1997

Triangle Design	Thailand	Registered	Not Available	5/14/1987	69,463	3/11/1998

Triangle Design	United Arab Emirates	Registered	8369	7/4/1994	8369	2/11/1997

TRIANGLE HANGTAG CONFIGURATION	Hong Kong	Registered	1990B1049	8/7/1987	1990B1049	8/7/1987

Triangle Linen Logo	Hong Kong	Registered	19902990	7/7/1989	19902990	9/28/1990

Triangle Linen Logo	Hong Kong	Registered	19902991	7/7/1989	19902991	9/28/1990

Triangle Linen Logo	Hong Kong	Registered	199204814	7/7/1989	199204814	11/25/1992

TRIANGLE Logo	United Arab Emirates	Registered	8368	7/10/1994	8368	2/11/1997

Triangle Patch Logo	Hong Kong	Registered	1990B2996	7/7/1989	1990B2996	9/28/1990

Triangle Vinyl Logo	Hong Kong	Registered	19902992	7/7/1989	19902992	9/28/1990

Triangle Vinyl Logo	Hong Kong	Registered	19902993	7/7/1989	19902993	9/28/1990

Triangle Vinyl Logo	Hong Kong	Registered	19902759	7/7/1989	19902759	9/19/1990

TRIFARI	Andorra	Registered	18400	6/26/1997	18400	6/26/1997

TRIFARI	Australia	Registered	132568	6/18/1957	132568	6/18/1957

TRIFARI	Barbados	Registered	81/6271	1/15/1998	81/6271	1/15/1998

TRIFARI	Benelux	Registered	34997	10/15/1974	328826	10/15/1974

TRIFARI	Canada	Registered	185038	9/16/2003	19,795	9/16/2003

TRIFARI	Canada	Registered	185,038	9/16/1944	19,795	9/16/1944

TRIFARI	China P.R.	Registered	546838	4/3/1990	546838	3/20/1991

TRIFARI	Community Trademark	Registered	3116911	4/1/2003	3116911	8/4/2004

TRIFARI	Ecuador	Registered	212-91	5/11/1990	1225	3/1/1991

TRIFARI	Germany	Registered	T24313	3/12/1985	1,080,966	8/27/1985

TRIFARI	Greece	Registered	79543	3/29/2005	79,543	3/29/1985

TRIFARI	Hong Kong	Registered	2515/93	3/18/1993	7253/94	3/18/1993

TRIFARI	Hong Kong	Registered	2361/1983	4/13/1983	19832361	10/31/1983

TRIFARI	Hungary	Registered	M9002838	7/19/1990	140000	3/13/1998

TRIFARI	Indonesia	Registered	R00 2003 05961-05968	7/17/2003	308,466	7/17/2003

TRIFARI	Indonesia	Registered	176783	10/27/1983	308466	10/27/1983

TRIFARI	Indonesia	Registered	259387	4/14/1990	447892	4/14/1990

TRIFARI	Indonesia	Registered	259387	4/14/1990	447891	4/14/1990

TRIFARI	Indonesia	Registered	259387	4/14/1990	448169	4/14/1990

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
TRIFARI	Indonesia	Registered	259540	4/21/1990	454230	4/21/1990

TRIFARI	Indonesia	Registered	259540	4/21/1990	454229	4/21/1990

TRIFARI	Indonesia	Registered	259540	4/21/1990	454228	4/21/2000

TRIFARI	Ireland	Registered	114558	2/19/1985	114558	2/19/1985

TRIFARI	Israel	Registered	Not Available	2/17/1985	60,441	2/17/1985

TRIFARI	Japan	Registered	S60015474	2/21/1985	1977606	8/19/1987

TRIFARI	Japan	Registered	S6015475	2/21/1985	2072857	8/29/1988

TRIFARI	Liechtenstein	Registered	6750	5/8/1985	6750	5/8/1985

TRIFARI	Mexico	Registered	178427	9/21/1993	445035	10/25/1993

TRIFARI	Mexico	Registered	246026	3/5/1985	313089	10/9/1985

TRIFARI	Mexico	Registered	249410	5/28/1985	312126	9/10/1985

TRIFARI	New Zealand	Registered	60753	10/18/1957	B60753	9/8/1958

TRIFARI	Norway	Registered	123588	12/18/1985	123,588	12/19/1985

TRIFARI	Pakistan	Registered	Not Available	2/19/1991	109,697	2/19/1991

TRIFARI	Panama	Registered	38899	6/30/1986	38899	6/30/1986

TRIFARI	Peru	Registered	166353	3/14/1990	85,981	7/3/1990

TRIFARI	Poland	Registered	92386	8/21/1990	68437	3/4/1992

TRIFARI	Singapore	Registered	T8301244H	3/14/1983	T8301244H	2/6/1985

TRIFARI	Singapore	Registered	T8301245F	3/14/1983	T8301245F	1/13/1986

TRIFARI	Singapore	Registered	T8302013J	4/18/1983	T8302013J	1/13/1986

TRIFARI	South Africa	Registered	85/1120	4/3/1986	85/1120	4/3/1986

TRIFARI	Switzerland	Registered	Not Available	11/6/1974	273,517	10/15/1974

TRIFARI	Taiwan	Registered	7414560	4/13/1985	298,713	9/16/1985

TRIFARI	Taiwan	Registered	85026879	6/3/1996	772,108	8/16/1997

TRIFARI in Chinese	China P.R.	Registered	1099075	7/24/1996	1099075	9/14/1997

TRIOMPHE	Canada	Registered	438572	4/20/1979	TMA253569	12/5/1980

TRIUMPH	Canada	Registered	438573	4/20/1979	250062	8/29/1980

VILLAGER	Canada	Registered	1,063,132	6/14/2000	TMA668734	7/26/2006

VILLAGER	Canada	Registered	1,182,649	7/9/2003	TMA670257	8/17/2006

VILLAGER	Canada	Registered	263,269	6/3/1961	TMA125,882	3/23/1962

VILLAGER	China P.R.	Registered	700962	3/24/1993	700962	8/7/1994

VILLAGER	China P.R.	Registered	700962	3/24/1993	700962	8/7/1994

VILLAGER	China P.R.	Registered	4061771	5/13/2004	4061771	11/14/2007

VILLAGER	China P.R.	Registered	4061772	5/13/2004	4061772	1/21/2008

VILLAGER	Community Trademark	Registered	3117819	4/3/2003	3117819	2/8/2005

VILLAGER	Indonesia	Registered		7/26/1993	312,901	7/28/1993

VILLAGER	Mongolia	Registered	2955	2/9/2000	2955	2/9/2000

VILLAGER	Sri Lanka	Registered	99441	8/17/2000	99441	8/17/2000

VIVID	Argentina	Registered	1907527	1/31/1994	1532124	7/29/1994

VIVID	Bolivia	Registered	59730	11/30/1995	59,730	11/30/1995

VIVID	Cayman Islands	Registered	1536003	7/14/1997	1.536.003	5/20/1993

VIVID	Ecuador	Registered	44898	1/31/1994	1256	11/9/1995

LIZ CLAIBORNE, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
VIVID	Germany	Registered	C44724	2/26/1993	2,077,073	9/6/1994

VIVID	Great Britain	Registered	1536003	5/20/1993	1536003	5/9/1997

VIVID	Ireland	Registered	159119	11/29/1993	159119	11/29/1993

VIVID	Malaysia	Registered	94/02640	4/7/1994	94/02640	4/7/1994

VIVID	Mexico	Registered	182373	11/5/1993	680940	10/24/2000

VIVID	Saudi Arabia	Registered	23521	1/5/1994	348/87	8/26/1995

VIVID	United Arab Emirates	Registered	Not Available	5/14/1994	13,656	2/15/1998

VIVID	Venezuela	Registered	1632-1994	7/7/1994	P239972	9/13/2002

WORKERS AUTHENTIC WEAR Logo	Canada	Registered	656,206	4/26/1990	398,660	5/29/1992

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
AMERICA’S FAVORITE	Mexico	Registered	10020	1/13/1999	18559	12/16/1999

BE JEANS	Mexico	Registered	287397	2/19/1997	543883	2/28/1997

BRAND DUNGAREES OF AMERICA	Mexico	Registered	374025	5/4/1999	630311	10/27/1999

Clover Logo	Japan	Registered	H10063652	7/27/1998	4371244	3/31/2000

COWBOY JEANS	Mexico	Registered	360009	1/13/1999	647433	3/28/2000

DUNGAREES	Mexico	Registered	360115	1/14/1999	619431	8/26/1999

HOT PINK	Mexico	Registered	533337	2/20/2002	770685	11/27/2005

HOT PINK	Mongolia	Registered	3104	12/8/1999	2963	2/9/2000

IT’S ALWAYS BETTER IN LOVE	Mexico	Registered	10559	5/4/1999	17745	9/17/1999

LUCKY	Dominican Republic	Registered	24030	6/6/1995	79641	9/15/1995

LUCKY	Dominican Republic	Registered	9924031	6/6/1995	79618	9/15/1995

LUCKY	Ecuador	Registered	59312	7/24/1995	172199	8/24/1999

LUCKY	Indonesia	Registered	D002005015943	8/19/2005	IDM000119172	4/25/2007

LUCKY	Indonesia	Registered	J002005015929	8/19/2005	IDM000119160	4/25/2007

LUCKY	Indonesia	Filed	D002005015932	8/19/2005

LUCKY	Malaysia	Registered	200513862	8/18/2005	200513862	10/13/2008

LUCKY	Malaysia	Registered	200513863	8/18/2005	200513863	8/18/2005

LUCKY	Malaysia	Filed	200513864	8/18/2005

LUCKY	Mexico	Registered	22969	3/23/1987	341792	1/28/1988

LUCKY	Mexico	Filed	611939	7/28/2003

LUCKY	Mexico	Filed	848625	4/16/2007

LUCKY	Russian Federation	Registered	95708395	7/28/1995	146446	7/28/2005

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY	South Korea	Registered	4520053371	8/10/2005	450018179	11/30/2006

LUCKY	Switzerland	Registered	9483199510	8/2/1995	432120	8/2/1995

LUCKY	Taiwan	Registered	94038873	8/12/2005	1325222	8/12/2008

LUCKY & Design	Mexico	Registered	999701	4/3/2009	1137664	1/15/2010

LUCKY BRAND	Algeria	Filed	80701	3/12/2008

LUCKY BRAND	Argentina	Registered	2040964	7/17/1996	1729505	4/8/1999

LUCKY BRAND	Australia	Registered	986655	1/29/2004	986655	9/13/2004

LUCKY BRAND	Australia	Registered	622036	2/7/1994	622036	1/28/2003

LUCKY BRAND	Bahrain	Filed	81222	5/5/2010

LUCKY BRAND	Bahrain	Filed	81208	5/5/2010

LUCKY BRAND	Bahrain	Filed	81209	5/5/2010

LUCKY BRAND	Bahrain	Filed	81211	5/5/2010

LUCKY BRAND	Bahrain	Filed	Application Instructed.

LUCKY BRAND	Bangladesh	Filed	76084	7/9/2002

LUCKY BRAND	Benelux	Registered	873316	6/21/1996	599477	7/1/1997

LUCKY BRAND	Bermuda	Filed	NO NUMBER	10/6/2008

LUCKY BRAND	Brazil	Registered	819490334	9/26/1996	819490334	2/20/2001

LUCKY BRAND	Canada	Registered	738208	10/4/1993	484666	10/27/1997

LUCKY BRAND	Canada	Registered	1445617	7/22/2009	TMA780625	10/26/2010

LUCKY BRAND	Chile	Registered	353500	8/28/1996	679460	11/24/2003

LUCKY BRAND	China P.R.	Registered	3281681	8/21/2002	3281681	3/28/2010

LUCKY BRAND	China P.R.	Filed	7906274	12/11/2009

LUCKY BRAND	China P.R.	Filed	5532655	8/10/2006

LUCKY BRAND	China P.R.	Filed	5919570	2/15/2007

LUCKY BRAND	China P.R.	Filed	5430800	6/20/2006

LUCKY BRAND	Colombia	Registered	544017	12/9/2005	306823	12/9/2005

LUCKY BRAND	Community Trademark	Registered	561548	6/2/1997	561548	3/18/1999

LUCKY BRAND	Community Trademark	Registered	8443483	7/22/2009	8443483	1/12/2010

LUCKY BRAND	Costa Rica	Registered	19960004789	6/24/1996	102519	7/2/1997

LUCKY BRAND	Cyprus	Filed	73386	1/5/2007

LUCKY BRAND	Cyprus	Filed	73387	1/5/2007

LUCKY BRAND	Dominican Republic	Registered	17409	4/27/1995	78920	8/15/1995

LUCKY BRAND	Dominican Republic	Registered	17411	4/27/1995	78903	8/15/1995

LUCKY BRAND	Ecuador	Registered	59313	7/24/1995	2166-97	8/15/1997

LUCKY BRAND	Egypt	Registered	152725	7/10/2002	152725	12/24/2008

LUCKY BRAND	Egypt	Registered	195931	1/25/2007	195931	1/25/2007

LUCKY BRAND	Egypt	Registered	195932	1/25/2007	195932	4/15/2009

LUCKY BRAND	Egypt	Registered	195930	1/25/2007	195932	4/29/2009

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND	Egypt	Filed	210002	12/4/2007

LUCKY BRAND	Egypt	Registered	195933	1/25/2007	195933	4/15/2009

LUCKY BRAND	El Salvador	Registered	11996002980	7/12/1996	19Book76	4/30/1998

LUCKY BRAND	France	Registered	93487292	10/12/1993	93487292	10/12/1993

LUCKY BRAND	Great Britain	Registered	1548629	9/24/1993	1548629	12/1/1995

LUCKY BRAND	Guatemala	Filed	5623	7/19/1996

LUCKY BRAND	Honduras	Registered	944396	9/4/1996	67286	1/24/1997

LUCKY BRAND	Hong Kong	Registered	200201263	9/29/1993	200201263	9/29/1993

LUCKY BRAND	Hong Kong	Filed	300733563	10/4/2006

LUCKY BRAND	Hong Kong	Registered	300992836	11/14/2007	300992836	11/14/2007

LUCKY BRAND	Hong Kong	Filed	301064330	3/4/2008

LUCKY BRAND	India	Registered	1338344	2/14/2005	718411	3/28/2008

LUCKY BRAND	India	Registered	1116765	7/5/2002	675477	7/5/2002

LUCKY BRAND	Indonesia	Registered	D957001	4/25/1995	358090	4/18/1996

LUCKY BRAND	Indonesia	Filed	D002008041576	8/27/2008

LUCKY BRAND	Israel	Registered	121300	7/27/1998	121300	7/27/1998

LUCKY BRAND	Italy	Registered	MI1993C006523	9/27/1993	1044192	4/24/1996

LUCKY BRAND	Japan	Registered	2001053878	6/14/2001	4595354	8/16/2002

LUCKY BRAND	Japan	Registered	2001053873	6/14/2001	4595353	8/16/2002

LUCKY BRAND	Japan	Registered	2001053874	6/14/2001	4596702	8/16/2002

LUCKY BRAND	Japan	Registered	2001053876	6/14/2001	4600113	8/30/2002

LUCKY BRAND	Japan	Registered	2001053875	6/14/2001	4642021	1/31/2003

LUCKY BRAND	Japan	Registered	2002079541	9/18/2002	4749686	2/20/2004

LUCKY BRAND	Japan	Registered	H05100405	10/1/1993	3371361	3/10/2000

LUCKY BRAND	Jordan	Registered	69434	7/17/2002	69434	11/4/2003

LUCKY BRAND	Jordan	Registered	99358	3/9/2008	99358	3/9/2008

LUCKY BRAND	Jordan	Registered	99359	3/9/2008	99359	3/9/2008

LUCKY BRAND	Jordan	Registered	99360	3/9/2008	99360	3/9/2008

LUCKY BRAND	Jordan	Registered	103235	3/27/2008	103235	3/27/2008

LUCKY BRAND	Kuwait	Filed	Application Instructed.

LUCKY BRAND	Lebanon	Registered	83408	5/5/2000	83408	5/30/2000

LUCKY BRAND	Lebanon	Registered	7224	11/16/2007	113852	11/28/2007

LUCKY BRAND	Lebanon	Registered	1792	3/10/2008	115485	3/18/2008

LUCKY BRAND	Macau	Registered	N024538000	10/12/2006	N024538	2/15/2007

LUCKY BRAND	Macau	Registered	N024539609	10/12/2006	N024539	2/15/2007

LUCKY BRAND	Macau	Registered	N024540303	10/12/2006	N024540	2/15/2007

LUCKY BRAND	Macau	Registered	N032057885	10/29/2007	N032057	4/23/2008

LUCKY BRAND	Macau	Registered	N009902130	7/15/2002	N009902	12/4/2002

LUCKY BRAND	Macedonia	Registered	Z20020552	7/8/2002	11694	12/12/2007

LUCKY BRAND	Madagascar	Registered	20020344	10/24/2002	5203	11/20/2003

LUCKY BRAND	Malaysia	Registered	9504141	5/2/1995	9504141	5/2/1995

LUCKY BRAND	Malaysia	Filed	200720820	10/24/2007

LUCKY BRAND	Maldive Islands	Registered	ref82844A82844	8/9/2002	ref82844A82844	8/9/2002

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND	Mauritius	Registered	MUM0301020	9/15/2003	4982005	7/22/2005

LUCKY BRAND	Mexico	Registered	526854	1/10/2002	1129840	11/9/2009

LUCKY BRAND	Mexico	Registered	351086	10/19/1998	1040885	5/28/2008

LUCKY BRAND	Mongolia	Registered	2961	2/9/2000	2961	2/9/2000

LUCKY BRAND	Morocco	Registered	115984	3/10/2008	115984	3/3/2008

LUCKY BRAND	New Zealand	Registered	234,568	2/28/1994	234568	1/17/1997

LUCKY BRAND	New Zealand	Registered	778239	10/24/2007	778239	4/24/2008

LUCKY BRAND	New Zealand	Registered	814807	8/7/2008	814807	4/15/2010

LUCKY BRAND	New Zealand	Registered	820183	2/26/2010	820183	3/8/2011

LUCKY BRAND	Nicaragua	Registered	9603210	9/5/1996	33935CC	4/22/1997

LUCKY BRAND	Norway	Registered	200712843	10/23/2007	244451	2/20/2008

LUCKY BRAND	Norway	Registered	200810126	8/11/2008	249370	1/14/2009

LUCKY BRAND	Oman	Filed	43011	1/7/2007

LUCKY BRAND	Oman	Registered	43609	2/12/2007	43609	11/11/2007

LUCKY BRAND	Pakistan	Filed	243908	11/24/2007

LUCKY BRAND	Panama	Filed	68360	10/18/1993

LUCKY BRAND	Peru	Registered	283788	11/6/1995	23561	2/27/1996

LUCKY BRAND	Philippines	Registered	41995102076	8/16/1995	41995102076	12/5/2004

LUCKY BRAND	Philippines	Registered	42004008759	9/20/2004	42004008759	1/1/2007

LUCKY BRAND	Puerto Rico	Registered	54449	8/15/2001	54449	8/15/2001

LUCKY BRAND	Qatar	Registered	42123	11/19/2006	42123	4/20/2009

LUCKY BRAND	Qatar	Registered	42124	11/19/2006	42124	4/20/2009

LUCKY BRAND	Qatar	Registered	42125	11/19/2006	42125	4/20/2009

LUCKY BRAND	Qatar	Registered	42126	11/19/2006	42126	4/20/2009

LUCKY BRAND	Qatar	Registered	42881	1/16/2007	42881	7/14/2009

LUCKY BRAND	Qatar	Filed	43946	4/8/2007

LUCKY BRAND	Russian Federation	Registered	95708394	7/28/1995	146447	7/28/1995

LUCKY BRAND	Russian Federation	Registered	2007732794	10/23/2007	377304	4/20/2009

LUCKY BRAND	Russian Federation	Registered	2008726656	8/18/2008	388095	8/28/2009

LUCKY BRAND	Saudi Arabia	Registered	112670	1/9/2007	100701	8/18/2008

LUCKY BRAND	Saudi Arabia	Registered	112671	1/9/2007	110194	10/28/2009

LUCKY BRAND	Saudi Arabia	Registered	113790	2/21/2007	102990	12/15/2008

LUCKY BRAND	Saudi Arabia	Registered	123394	10/28/2007	112882	1/10/2010

LUCKY BRAND	Saudi Arabia	Registered	66428	9/2/2000	77261	2/22/2005

LUCKY BRAND	Saudi Arabia	Registered	66429	9/2/2000	63766	2/22/2005

LUCKY BRAND	Singapore	Registered	T0620482F	10/3/2006	T0620482F	3/7/2007

LUCKY BRAND	Singapore	Registered	T0620483D	10/3/2006	T0620483D	6/20/2007

LUCKY BRAND	Singapore	Registered	T0720780B	10/23/2007	T0720780B	2/11/2008

LUCKY BRAND	Singapore	Registered	T0802659C	3/4/2008	T0802659C	10/10/2008

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND	Singapore	Registered	T0810618Z	8/7/2008	T0810618Z	1/22/2009

LUCKY BRAND	South Africa	Registered	200209158	6/26/2002	200209158	6/12/2008

LUCKY BRAND	South Africa	Registered	200724203	10/23/2007	200724203	6/8/2010

LUCKY BRAND	South Korea	Registered	40200946543	9/22/2009	40850641	1/20/2011

LUCKY BRAND	Spain	Registered	1782872	10/5/1993	1782872	3/5/1996

LUCKY BRAND	Sri Lanka	Registered	99437	8/17/2000	99437	8/17/2000

LUCKY BRAND	Swaziland	Registered	3132002	8/15/2002	3132002	8/15/2002

LUCKY BRAND	Switzerland	Registered	915019957	7/19/1995	434638	7/19/1995

LUCKY BRAND	Switzerland	Registered	598322008	8/8/2008	581 452	1/9/2009

LUCKY BRAND	Taiwan	Registered	96049998	10/24/2007	1328375	9/16/2008

LUCKY BRAND	Taiwan	Registered	89014335	3/17/2000	943973	6/1/2001

LUCKY BRAND	Thailand	Registered	642229	10/17/2006	TM283029	10/16/2006

LUCKY BRAND	Thailand	Registered	642230	10/17/2006	SM35988	11/16/2007

LUCKY BRAND	Thailand	Registered	678155	10/31/2007	TM305929	10/31/2007

LUCKY BRAND	Thailand	Filed	689457	3/11/2008

LUCKY BRAND	Tunisia	Filed	EE080673	3/12/2008

LUCKY BRAND	Turkey	Registered	200700334	1/9/2007	200700334	1/9/2007

LUCKY BRAND	Turkey	Filed	200812986	3/10/2008

LUCKY BRAND	United Arab Emirates	Registered	40131	1/3/2001	42184	1/3/2001

LUCKY BRAND	United Arab Emirates	Registered	73299	9/19/2005	61893	9/19/2005

LUCKY BRAND	United Arab Emirates	Registered	73300	9/19/2005	83342	8/8/2007

LUCKY BRAND	United Arab Emirates	Registered	73301	9/19/2005	61899	7/31/2006

LUCKY BRAND	United Arab Emirates	Registered	91114	2/27/2007	89431	2/27/2007

LUCKY BRAND	Uruguay	Filed	394916	8/7/2008

LUCKY BRAND	Venezuela	Filed	752904	5/21/2004

LUCKY BRAND	Vietnam	Registered	N099396	9/4/1996	26425	2/23/1998

LUCKY BRAND	Vietnam	Registered	4200721607	10/25/2007	131224	8/11/2009

LUCKY BRAND	Yemen Arab	Filed	Application Instructed.

LUCKY BRAND AGED LABEL	Mexico	Registered	849287	4/18/2007	1040937	5/26/2008

LUCKY BRAND CLOVER DESIGN	South Korea	Filed	40201025792	5/14/2010

LUCKY BRAND DESIGN mark (The clover design on the inside of the pocket)	Mexico	Registered	727924	7/12/2005	901939	9/28/2005

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND DESIGN mark (The pocket stitching on the back pockets)	Mexico	Registered	727600	7/11/2005	897764	9/29/2005

LUCKY BRAND DESIGN mark (The pocket stitching on the back pockets)	Mexico	Registered	727925	7/12/2005	901940	9/28/2005

LUCKY BRAND DESIGN mark (The zipper pull with the cut out clover)	Mexico	Registered	727909	7/12/2005	901938	9/28/2005

LUCKY BRAND DUNGAREES	Canada	Registered	855164	9/4/1997	553409	11/5/2001

LUCKY BRAND DUNGAREES	South Korea	Registered	40200523423	5/24/2005	400661885	5/11/2006

LUCKY BRAND DUNGAREES	South Korea	Registered	40199449351	12/9/1994	400374027	9/4/1997

LUCKY BRAND DUNGAREES (label - Woman in Jeans)	Mexico	Registered	849286	4/18/2007	1040936	5/26/2008

LUCKY BRAND DUNGAREES in Clover Design	Australia	Registered	986656	1/29/2004	986656	9/13/2004

LUCKY BRAND DUNGAREES in Clover Design	Community Trademark	Registered	3512365	10/31/2003	3512365	4/20/2005

LUCKY BRAND DUNGAREES in Clover Design	Singapore	Registered	T0517881C	9/22/2005	T0517881C	5/25/2006

LUCKY BRAND DUNGAREES in Clover Design	Singapore	Registered	T0517882A	9/22/2005	T0517882A	3/14/2006

LUCKY BRAND DUNGAREES in Clover Design	Thailand	Registered	606336	10/11/2005	TM249256	10/10/2006

LUCKY BRAND DUNGAREES in Clover Design	Thailand	Registered	606335	10/11/2005	TM249255	10/10/2006

LUCKY BRAND DUNGAREES LABEL	Mexico	Registered	849284	4/18/2007	1045340	6/13/2008

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	China P.R.	Filed	5430799	6/20/2006

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	China P.R.	Filed	4369918	11/18/2004

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Colombia	Registered	4048763	5/26/2004	293	1/20/2005

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Colombia	Registered	4048765	5/26/2004	293	1/20/2005

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Hong Kong	Registered	300087732	10/2/2003	300087732	3/11/2005

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Japan	Registered	H10063651	7/27/1998	4372994	4/7/2000

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Mexico	Registered	350736	10/15/1998	1040884	5/26/2008

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Mexico	Registered	361437	1/25/1999	606043	4/13/1999

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Mexico	Registered	361317	1/25/1999	683889	1/30/2001

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Mexico	Registered	361316	1/25/1999	610063	5/21/1999

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Mexico	Registered	361432	1/25/1999	641241	2/11/2000

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Singapore	Registered	T0517884H	9/22/2005	T0517884H	5/30/2006

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Singapore	Registered	T0517883Z	9/22/2005	T0517883Z	4/23/2007

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	South Korea	Registered	4020013054	1/30/2001	400511882	2/5/2002

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	South Korea	Registered	40199449350	12/9/1994	400374026	9/4/1997

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Thailand	Registered	606334	10/11/2005	TM249254	10/10/2006

LUCKY BRAND DUNGAREES OF AMERICA TOO TOUGH TO DIE	Thailand	Registered	606333	10/11/2005	TM253527	1/3/2007

LUCKY BRAND HOME	Mexico	Registered	361436	1/25/1999	1077815	12/19/2008

LUCKY BRAND JEANS	Canada	Filed	1354028	5/17/2008

LUCKY BRAND JEANS (red) Stylized	Community Trademark	Registered	3952041	7/28/2004	3952041	10/6/2005

LUCKY BRAND KID’S	Mexico	Registered	350735	10/15/1998	1044492	9/26/2008

LUCKY BRAND QUALITY CLOTHING MFG. EST. 1990	Canada	Filed	1497910	9/30/2010	1497910

LUCKY GOOD LUCK BRAND LABEL	Mexico	Registered	849285	4/18/2007	1045341	6/13/2008

LUCKY JEANS	Mexico	Registered	429063	6/5/2000	1077654	12/16/2008

LUCKY JEANS AMERICA	Mexico	Registered	429066	6/5/2000	1077655	12/16/2008

LUCKY JEANS DUNGAREES OF AMERICA & Design	Mexico	Registered	312017	10/24/1997	570066	2/13/1998

LUCKY KID	Argentina	Registered	2700124	9/8/2006	2192427	11/1/2007

LUCKY KID	Australia	Registered	899507	9/7/2006	899507	9/7/2006

LUCKY KID	Bahrain	Registered	899507	9/7/2006	899507	9/7/2006

LUCKY KID	Canada	Filed	1509940	1/4/2011

LUCKY KID	China P.R.	Filed	5919569	2/15/2007

LUCKY KID	Community Trademark	Registered	899507	9/7/2006	899507	9/7/2006

LUCKY KID	Kuwait	Registered	81120	9/7/2006	66834	11/27/2006

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY KID	Madrid Protocol	Registered	899507	9/7/2006	899507	9/7/2006

LUCKY KID	Oman	Filed	no number	9/7/2006

LUCKY KID	Qatar	Filed	no number	9/7/2006

LUCKY KID	United Arab Emirates	Registered	85154	9/10/2006	104407	6/13/2010

LUCKY LEGEND	Bahrain	Filed	76185	4/29/2009

LUCKY LEGEND	Canada	Filed	1483827	6/4/2010

LUCKY LEGEND	Canada	Filed	1503431	11/19/2010

LUCKY LEGEND	China P.R.	Registered	7347000	4/23/2009	7347000	9/21/2010

LUCKY LEGEND	Community Trademark	Filed	9471855	10/25/2010

LUCKY LEGEND	Community Trademark	Filed	9513847	11/11/2010

LUCKY LEGEND	Kuwait	Filed	102617	4/12/2009

LUCKY LEGEND	Philippines	Registered	42009003376	4/1/2009	42009003376	2/18/2010

LUCKY LEGEND	Qatar	Filed	Application Instructed.

LUCKY LEGEND	Saudi Arabia	Filed	142508	4/1/2009

LUCKY LEGEND	Taiwan	Filed	98011946	3/27/2009

LUCKY LEGEND	Thailand	Registered	726597	4/3/2009	TM312789	3/19/2010

LUCKY LEGEND	United Arab Emirates	Filed	129822	5/31/2009

LUCKY S/D (THE CLOVER DESIGN ON THE INSIDE OF THE POCKET)	Mexico	Registered	727601	7/11/2005	908991	11/22/2005

LUCKY S/D (THE ZIPPER PULL W/THE CUT OUT CLOVER)	Mexico	Registered	727908	7/12/2005	905206	10/26/2005

LUCKY SOUL	Community Trademark	Registered	4182507	12/8/2004	4182507	3/27/2006

LUCKY Y LUCKY BRAND DUNGAREES	Colombia	Registered	5103278	10/10/2005	314279	5/9/2006

LUCKY YOU	China P.R.	Registered	1064328	10/11/1995	1064328	7/28/1997

LUCKY YOU	Community Trademark	Registered	3117041	4/1/2003	3117041	4/2/2009

LUCKY YOU	Community Trademark	Registered	3512324	10/31/2003	3512324	3/7/2005

LUCKY YOU	Dominican Republic	Registered	17410	4/27/1995	78921	8/15/1995

LUCKY YOU	Dominican Republic	Filed	17412	4/27/1995	78904

LUCKY YOU	Ecuador	Registered	59310	7/24/1995	216597	7/24/2007

LUCKY YOU	Hong Kong	Registered	00477of1997	7/19/1995	199700477	1/14/1997

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY YOU	India	Registered	1116768	7/5/2002	562303	9/28/2006

LUCKY YOU	Indonesia	Registered	D957002	4/25/1995	369011	9/26/1996

LUCKY YOU	Israel	Registered	157870	6/25/2002	157870	8/5/2003

LUCKY YOU	Japan	Registered	H07010805	2/7/1995	3320698	6/13/1997

LUCKY YOU	Macau	Registered	N009904004	7/15/2002	N009904	12/4/2002

LUCKY YOU	Malaysia	Registered	95004140	5/2/1995	95004140	5/2/1995

LUCKY YOU	Mauritius	Registered	MUM0301019	9/15/2003	6312005	8/4/2005

LUCKY YOU	Mexico	Filed	526855	1/10/2002

LUCKY YOU	Mexico	Registered	390025	9/7/1999	1136404	12/17/2009

LUCKY YOU	Panama	Registered	113977	4/16/2001	113977	4/16/2001

LUCKY YOU	Peru	Registered	283787	11/6/1995	23560	2/27/1996

LUCKY YOU	Philippines	Registered	41996110925	8/27/1996	41996110925	7/8/2004

LUCKY YOU	Russian Federation	Registered	95708394	7/28/1995	146445	7/28/1995

LUCKY YOU	Singapore	Registered	T9501850J	2/28/1995	T9501850J	2/28/1995

LUCKY YOU	South Korea	Registered	40200229855	6/27/2002	400572693	1/28/2004

LUCKY YOU	Spain	Registered	2040432	7/1/1996	2040432	2/20/1997

LUCKY YOU	Switzerland	Registered	91491995	7/19/1995	434637	7/19/1995

LUCKY YOU	Taiwan	Registered	91026563	7/2/2002	1051368	7/16/2003

LUCKY YOU & Clover label	Colombia	Registered	4048766	5/26/2004	300	3/18/2005

LUCKY YOU & Design	France	Registered	96632086	6/28/1996	96632086	6/28/1996

LUCKY YOU & Design	Israel	Registered	121301	7/27/1998	121301	7/27/1998

LUCKY YOU & LABEL PLACEMENT Design	Mauritius	Registered	MUM0301018	9/15/2003	23402006	10/31/2006

LUCKY YOU & Label Placement Design	Taiwan	Registered	91043268	10/15/2002	1058520	9/16/2003

LUCKY YOU (& CLOVER DESIGN)	Mexico	Registered	848627	4/16/2007	1040935	5/26/2008

LUCKY YOU Fly Label Design	Australia	Registered	990666	2/25/2004	990666	10/11/2004

LUCKY YOU Fly Label Design	Australia	Registered	711919	6/28/1996	711919	6/20/1997

LUCKY YOU Fly Label Design	Canada	Registered	817005	7/4/1996	484728	10/28/1997

LUCKY YOU Fly Label Design	China P.R.	Registered	3346095	10/24/2002	3346095	8/21/2007

LUCKY YOU Fly Label Design	Community Trademark	Registered	3117074	4/1/2003	3117074	1/20/2005

LUCKY YOU Fly Label Design	Hong Kong	Registered	300311101	4/4/2003	300311101	11/15/2004

LUCKY YOU Fly Label Design	India	Filed	1116766	7/5/2002

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY YOU Fly Label Design	Italy	Registered	TO2006C001787	7/10/1996	1235432	8/31/1998

LUCKY YOU Fly Label Design	Japan	Registered	H10063650	7/27/1998	4357797	2/4/2000

LUCKY YOU Fly Label Design	Philippines	Registered	420025223	6/26/2002	42002005223	12/5/2004

LUCKY YOU Fly Label Design	Singapore	Registered	T9606710F	7/3/1996	T9606710F	6/25/2002

LUCKY YOU Label Design	Macau	Registered	N009905984	7/15/2002	N009905	12/4/2002

LUCKY YOU LUCKY BRAND	Argentina	Registered	2288230	5/24/2000	1911506	1/28/2003

LUCKY YOU LUCKY BRAND	Aruba	Registered	IM2000063016	6/30/2000	20693	7/20/2000

LUCKY YOU LUCKY BRAND	Australia	Registered	986654	1/29/2004	986654	10/17/2005

LUCKY YOU LUCKY BRAND	Bahamas	Filed	22930	7/27/2000

LUCKY YOU LUCKY BRAND	Barbados	Registered	8115805	8/2/2001	8115805	8/2/2001

LUCKY YOU LUCKY BRAND	Bermuda	Registered	31899	6/22/2000	31899	6/22/2000

LUCKY YOU LUCKY BRAND	Canada	Registered	1058107	5/9/2000	582147	5/22/2003

LUCKY YOU LUCKY BRAND	Cayman Islands	Registered	2233396	2/8/2001	2233396	3/6/2001

LUCKY YOU LUCKY BRAND	Community Trademark	Registered	1649847	5/10/2000	1649847	7/19/2001

LUCKY YOU LUCKY BRAND	Great Britain	Registered	2233396	5/22/2000	2233396	11/3/2000

LUCKY YOU LUCKY BRAND	Japan	Registered	2001001527	1/12/2001	4558106	4/5/2002

LUCKY YOU LUCKY BRAND	Lebanon	Registered	83732	5/30/2000	83732	5/30/2000

LUCKY YOU LUCKY BRAND	Mexico	Registered	489204	6/6/2001	1115925	8/24/2009

LUCKY YOU LUCKY BRAND	Panama	Registered	109503	8/21/2000	109503 01	8/21/2000

LUCKY YOU LUCKY BRAND	Paraguay	Registered	114702000	5/18/2000	269606	7/22/2004

LUCKY YOU LUCKY BRAND	Philippines	Registered	4200004580	6/13/2000	42000004850	11/5/2005

LUCKY YOU LUCKY BRAND	Spain	Registered	2320237	5/30/2000	2320237	12/5/2000

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LUCKY YOU LUCKY BRAND	United Arab Emirates	Registered	40132	1/3/2001	42183	1/3/2001

LUCKY YOU LUCKY BRAND	Venezuela	Filed	1340600	7/27/2000

LUCKY YOU LUCKY BRAND Bottle Logo	Canada	Registered	1068213	7/25/2000	581487	5/13/2003

LUCKY YOU LUCKY BRAND Design (Package)	Argentina	Registered	2349481	8/16/2001	1899855	11/25/2002

LUCKY YOU LUCKY BRAND Design (Package)	Argentina	Registered	2349482	8/16/2001	1899857	11/25/2002

LUCKY YOU LUCKY BRAND Design (Package)	Canada	Registered	1068214	7/25/2000	573845	1/16/2003

LUCKY YOU LUCKY BRAND Design (Package)	Community Trademark	Registered	1770858	7/24/2000	1770858	8/13/2001

LUCKY YOU LUCKY BRAND Design (Package)	Community Trademark	Registered	1770734	7/24/2000	1770734	8/13/2001

LUCKYDUNGAREES	China P.R.	Registered	7233802	3/5/2009	7233802	10/14/2010

LUCKYDUNGAREES (IN CHINESE CHARACTERS)	China P.R.	Registered	7332383	4/17/2009	7332383	9/21/2010

LUCKYVILLE	China P.R.	Registered	3280352	8/20/2002	3280352	5/14/2004

LUCKYVILLE	Community Trademark	Registered	3117058	4/1/2003	3117058	8/4/2004

LUCKYVILLE	India	Filed	1116767	7/5/2002

LUCKYVILLE	Indonesia	Registered	D0020021541015	7/18/2002	545	7/28/2003

LUCKYVILLE	Macau	Registered	N009903009	7/15/2002	N009903	12/4/2002

LUCKYVILLE	Philippines	Registered	420025222	6/26/2002	42002005222	8/28/2004

LUCKYVILLE	South Korea	Registered	40200229854	6/27/2002	400569005	12/17/2003

LUCKYVILLE	Taiwan	Registered	91026562	7/2/2002	1051270	7/16/2003

MORE WEAR IN EVERY PAIR	Mexico	Registered	405681	1/7/2000	641839	2/21/2000

ROCK ‘N ROLL CIRCUS	China P.R.	Registered	935706	8/22/2007	935706	8/22/2007

ROCK ‘N ROLL CIRCUS	Community Trademark	Registered	935706	8/22/2007	935706	8/22/2007

ROCK ‘N ROLL CIRCUS	Macau	Registered	N030833690	8/27/2007	N030833	2/25/2008

ROCK ‘N ROLL CIRCUS	Macau	Registered	N030834045	8/27/2007	N030834	2/25/2008

ROCK ‘N ROLL CIRCUS	Macau	Registered	N030835728	8/27/2007	N030835	2/25/2008

ROCK ‘N ROLL CIRCUS	Macau	Registered	N030836401	8/27/2007	N030836	2/25/2008

ROCK ‘N ROLL CIRCUS	Madrid Protocol	Registered	935706	8/22/2007	935706	8/22/2007

ROCK ‘N ROLL CIRCUS	Norway	Registered	935706	8/22/2007	935706	8/22/2007

ROCK ‘N ROLL CIRCUS	Switzerland	Registered	935706	8/22/2007	935706	8/22/2007

STREET ROSE	China P.R.	Registered	5741890	11/23/2006	5741890	10/7/2009

STREET ROSE	China P.R.	Registered	5741889	11/23/2006	5741889	11/21/2009

LUCKY BRAND DUNGAREES, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
STREET ROSE	China P.R.	Registered	5741888	11/23/2006	5741888	12/14/2009

STREET ROSE	Community Trademark	Registered	5475256	11/16/2006	5475256	12/20/2007

STREET ROSE	Japan	Registered	2006107628	11/20/2006	5048548	5/18/2007

THE LOVE JEAN	Mexico	Registered	10558	5/4/1999	17374	5/31/1999

TRIPLE XXX	Japan	Registered	H10087588	10/12/1998	4361869	2/18/2000

TRIPLE XXX	Mongolia	Registered	3103	12/8/1999	2962	2/9/2000

WEAR US BE LUCKY	Mexico	Registered	40551	4/16/2007	47552	5/26/2008

SEGRETS, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SEGRETS	France	Registered	288245	5/29/1991	166771	5/29/1991

SEGRETS	Hong Kong	Registered	09671 OF 1992	4/2/1992	199304872	11/15/1993

SEGRETS	Japan	Registered	H03058230	6/5/1991	2564761	8/31/1993

SIGRID	Benelux	Registered	994995	8/9/2001	703914	10/15/2002

SIGRID	Canada	Registered	1,014,264	5/5/1999	TMA665687	6/6/2006

SIGRID	France	Registered	3,116,248	8/8/2001	3,116,248	8/8/2001

SIGRID	Germany	Registered	301491593	8/9/2001	301491593	10/22/2001

SIGRID	Great Britain	Registered	2277265	8/7/2001	2277265	1/18/2002

SIGRID	Ireland	Registered	224155	8/8/2001	224155	8/8/2001

SIGRID	Italy	Registered	MI2001C008733	8/10/2001	976680	10/3/2005

SIGRID	Mexico	Filed	560595	8/9/2002

SIGRID	Portugal	Registered	358071	8/9/2001	358071	10/2/2002

SIGRID	Spain	Registered	2444878	12/20/2001	2444878	6/5/2002

SIGRID	Turkey	Registered	200700336	1/9/2007	200700336	1/9/2007

SIGRID BY SEGRETS	Spain	Registered	2441271	12/3/2001	2441271	5/20/2002

SIGRID OLSEN	Australia	Registered	1031239	11/23/2004	1031239	8/21/2006

SIGRID OLSEN	Bahrain	Registered	56531	6/3/2007	56531	6/3/2007

SIGRID OLSEN	Bahrain	Registered	56532	6/3/2007	56532	6/3/2007

SIGRID OLSEN	Bahrain	Registered	56528	6/3/2007	56528	6/3/2007

SIGRID OLSEN	Bahrain	Registered	56529	6/3/2007	56529	6/3/2007

SIGRID OLSEN	Bahrain	Registered	56530	6/3/2007	56530	6/3/2007

SIGRID OLSEN	Bulgaria	Registered	35638	7/11/1996	30884	6/17/1997

SIGRID OLSEN	Canada	Registered	884,140	7/10/1998	TMA646991	8/31/2005

SIGRID OLSEN	China P.R.	Registered	4058208	5/11/2004	4058208	2/14/2007

SIGRID OLSEN	China P.R.	Registered	5532656	8/10/2006	5532656	9/28/2009

SIGRID OLSEN	China P.R.	Registered	1340551	9/22/1998	1340551	12/7/1999

SIGRID OLSEN	China P.R.	Registered	1355115	9/22/1998	1355115	1/21/2000

SIGRID OLSEN	Egypt	Registered	200880	9/5/2007	200880	9/5/2007

SIGRID OLSEN	Hong Kong	Registered	199707878	7/1/1996	199707878	8/6/1997

SIGRID OLSEN	India	Registered	1338355	2/14/2005	673759	1/28/2008

SEGRETS, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SIGRID OLSEN	Indonesia	Registered	398172	10/4/1996	IDM000092394	10/10/1997

SIGRID OLSEN	Israel	Registered	106104	6/30/1996	106104	6/30/1996

SIGRID OLSEN	Japan	Registered	2002028720	4/9/2002	4637886	1/17/2003

SIGRID OLSEN	Japan	Registered	2004111098	12/6/2004	4864383	5/13/2005

SIGRID OLSEN	Japan	Registered	H08072221	6/28/1996	4084476	11/21/1997

SIGRID OLSEN	Mauritius	Registered	MUM030107	9/15/2003	4662005	6/10/2005

SIGRID OLSEN	Mexico	Registered	540869	3/27/2002	778803	2/17/2003

SIGRID OLSEN	Mexico	Registered	540867	3/27/2002	778802	2/17/2003

SIGRID OLSEN	Mexico	Registered	540868	3/27/2002	785948	3/31/2003

SIGRID OLSEN	Mexico	Filed	560594	8/9/2002

SIGRID OLSEN	Mexico	Filed	579580	12/11/2002

SIGRID OLSEN	Mexico	Registered	671899	8/13/2004	850222	9/14/2004

SIGRID OLSEN	Mexico	Registered	671898	8/13/2004	850221	9/14/2004

SIGRID OLSEN	Mexico	Registered	791991	7/3/2006	989640	6/26/2007

SIGRID OLSEN	Mexico	Registered	791992	7/3/2006	981727	4/24/2007

SIGRID OLSEN	Mongolia	Registered	2958	2/9/2000	2958	2/9/2000

SIGRID OLSEN	New Zealand	Registered	287626	1/26/1998	287626	1/26/1998

SIGRID OLSEN	New Zealand	Registered	287,624	1/26/1998	287,624	1/26/1998

SIGRID OLSEN	New Zealand	Registered	287625	1/26/1998	287625	1/26/1998

SIGRID OLSEN	Oman	Filed	43008	1/7/2007

SIGRID OLSEN	Oman	Filed	43010	1/7/2007

SIGRID OLSEN	Singapore	Registered	T9606553G	6/27/1996	T9606553G	5/31/1999

SIGRID OLSEN	South Korea	Registered	40200210163	3/5/2002	546461	4/29/2003

SIGRID OLSEN	Sri Lanka	Registered	99438	8/17/2000	99438	10/26/2009

SIGRID OLSEN	Taiwan	Registered	85032383	7/2/1996	761748	5/16/1997

SIGRID OLSEN	Thailand	Registered	426517	7/21/2000	Kor193701	3/12/2004

SIGRID OLSEN	United Arab Emirates	Registered	91446	3/7/2007	88886	5/27/2008

SIGRID OLSEN	United Arab Emirates	Registered	91447	3/7/2007	88873	5/27/2008

SIGRID OLSEN	United Arab Emirates	Registered	91445	3/7/2007	92614	1/5/2009

SIGRID OLSEN & Design	Canada	Registered	747,421	2/14/1994	443,669	6/9/1995

SIGRID SPORT	Mongolia	Registered	2959	2/9/2000	2959	2/9/2000

SO BLUE	Bulgaria	Registered	37895	4/2/1997	33971	9/7/1998

SO BLUE	Canada	Registered	839,297	3/13/1997	525,783	3/27/2000

SO BLUE	China P.R.	Registered	1605349	6/19/2000	1605349	7/21/2001

SO BLUE	Community Trademark	Registered	484808	3/10/1997	484808	1/5/1999

SO BLUE	Greece	Registered	144664	7/4/2000	144664	7/4/2000

SO BLUE	Hong Kong	Registered	03649 OF 1997	3/18/1997	2000B02362	2/3/2000

SO BLUE	Hong Kong	Registered	1999B11951AA	3/18/1997	1999B11951AA	9/28/1999

SO BLUE	India	Registered	1338345	2/14/2005	722363	2/14/2005

SEGRETS, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SO BLUE	Israel	Registered	111088	3/13/1997	111088	3/13/1997

SO BLUE	Israel	Registered	111086	3/13/1997	111086	3/13/1997

SO BLUE	Israel	Registered	111087	3/13/1997	111087	3/13/1997

SO BLUE	Mongolia	Registered	2960	2/9/2000	2960	2/9/2000

SO BLUE	New Zealand	Registered	287621	1/26/1998	287621	1/26/1998

SO BLUE	New Zealand	Registered	287622	1/26/1998	287622	1/26/1998

SO BLUE	New Zealand	Registered	287623	2/15/1998	287623	1/26/1998

SO BLUE	Singapore	Registered	T9702776J	3/11/1997	T9702776J	6/11/2000

SO BLUE	Singapore	Registered	T9702777I	3/11/1997	T9702777I	6/30/2000

SO BLUE	Singapore	Registered	T9702892I	3/14/1997	T9702892I	3/14/1997

SO BLUE	South Korea	Registered	40200027285	6/8/2000	400503025	10/5/2001

SO BLUE	Sri Lanka	Filed	99436	8/17/2000	99436

SO BLUE	Taiwan	Registered	86012525	3/15/1997	785,410	11/16/1997

SO BLUE	Taiwan	Registered	86012526	3/15/1997	788,992	12/16/1997

SO BLUE	Thailand	Registered	426516	7/21/2000	Kor157792	5/1/2002

SO SIGRID OLSEN	Mexico	Registered	581625	12/19/2002	778080	1/31/2003

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
BEACH BABY	Community Trademark	Registered	7220908	9/9/2008	7220908	5/21/2009

BIRD	Brazil	Filed	830439641	11/13/2009

BIRD	Brazil	Filed	830439617	11/13/2009

BIRD	Community Trademark	Registered	8680449	11/11/2009	8680449	4/23/2010

BIRD by JUICY COUTURE	Argentina	Filed	3014455	7/6/2010

BIRD by JUICY COUTURE	Argentina	Filed	3014717	7/7/2010

BIRD by Juicy Couture	Canada	Registered	1458795	11/12/2009	TMA791397	2/23/2011

BIRD by Juicy Couture	China P.R.	Registered	8012707	1/21/2010	8012707	2/7/2011

BIRD BY JUICY COUTURE	China P.R.	Filed	8012708	1/21/2010

BIRD BY JUICY COUTURE	Community Trademark	Filed	9489048	11/2/2010

BIRD by Juicy Couture	Hong Kong	Registered	301474470	11/12/2009	301474470	3/12/2010

BIRD by Juicy Couture	India	Filed	1883678	11/12/2009

BIRD by Juicy Couture	Indonesia	Filed	D002009040800	12/14/2009

BIRD by Juicy Couture	Indonesia	Filed	D002009040798	12/14/2009

BIRD by Juicy Couture	Mexico	Filed	1090674	5/19/2010

BIRD by Juicy Couture	Mexico	Registered	1090673	5/19/2010	1162927	6/9/2010

BIRD by Juicy Couture	Peru	Registered	405520	11/16/2009	162334	3/16/2010

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
BIRD by Juicy Couture	Peru	Registered	405522	11/11/2009	162415	3/22/2010

BIRD by JUICY COUTURE	Russian Federation	Filed	750099	11/15/2010

BIRD by Juicy Couture	South Korea	Filed	40200955976	11/12/2009

BIRD by Juicy Couture	Thailand	Filed	750098	11/16/2009

BIRD by Juicy Couture	Thailand	Filed	750099	11/16/2009

BIRD by Juicy Couture	Turkey	Registered	200961366	11/17/2009	299061366	11/17/2009

BIRD by Juicy Couture	United Arab Emirates	Filed	no number	11/11/2009

BIRD by Juicy Couture	Vietnam	Filed	4200925132	11/19/2009

BIRD BY JUICY COUTURE IN CHINESE CHARACTERS	China P.R.	Registered	8012706	1/21/2010	8012706	2/7/2011

BIRD BY JUICY COUTURE IN CHINESE CHARACTERS	China P.R.	Registered	8012705	1/21/2010	8012705	2/7/2011

BIRD BY JUICY COUTURE IN CHINESE CHARACTERS	Hong Kong	Registered	301526481	1/20/2010	301526481	5/14/2010

BIRD by JUICY COUTURE Stylized	Japan	Filed	201052521	7/2/2010

BIRD by JUICY COUTURE Stylized	Japan	Filed	2011625	7/2/2010

BORN IN THE GLAMOROUS USA	Canada	Registered	1316670	9/15/2006	TMA750243	10/14/2009

BORN IN THE GLAMOROUS USA	Hong Kong	Registered	300728910	9/26/2006	300728910	4/2/2007

COUTURE COUTURE	Bosnia-Herzegovina	Filed	Application Instructed.

COUTURE COUTURE	Canada	Registered	1267212	8/3/2005	TMA722600	8/28/2008

COUTURE COUTURE	Honduras	Filed	Application Instructed.

COUTURE COUTURE	Kazakstan	Filed	50350	4/20/2010

COUTURE COUTURE	Kosovo	Filed	Application Instructed.

COUTURE COUTURE	Macau	Registered	N024337024	9/26/2006	N024337	2/15/2007

COUTURE COUTURE	Malaysia	Filed	Application Instructed.

COUTURE COUTURE	Saudi Arabia	Filed	Application Instructed.

COUTURE COUTURE LOS ANGELES	Macau	Registered	N024101420	9/7/2006	N024101	7/30/2007

DIRTY ENGLISH	Argentina	Registered	2812254	3/26/2008	2279391	3/31/2009

DIRTY ENGLISH	Armenia	Filed	Application Instructed.

DIRTY ENGLISH	Australia	Registered	1231275	3/25/2008	1231275	11/5/2008

DIRTY ENGLISH	Azerbaijan	Filed	Application Instructed.

DIRTY ENGLISH	Belarus	Filed	20081167	3/21/2008

DIRTY ENGLISH	Benelux	Registered	1156004	3/25/2008	842526	7/7/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
DIRTY ENGLISH	Bolivia	Filed	13672008	3/24/2008

DIRTY ENGLISH	Brazil	Registered	829695869	4/15/2008	829695869	8/24/2010

DIRTY ENGLISH	Bulgaria	Registered	102232	3/24/2008	73891	4/14/2010

DIRTY ENGLISH	Cambodia	Registered	30701	4/11/2008	KH0830701	4/11/2008

DIRTY ENGLISH	Canada	Filed	1389881	4/3/2008

DIRTY ENGLISH	Chile	Registered	816832	4/23/2008	840377	2/4/2009

DIRTY ENGLISH	China P.R.	Filed	6875266	8/1/2008

DIRTY ENGLISH	Colombia	Registered	8040240	4/21/2008	367451	11/28/2008

DIRTY ENGLISH	Community Trademark	Registered	977510	3/20/2008	977510	3/20/2008

DIRTY ENGLISH	Costa Rica	Registered	20080003746	4/24/2008	181434	10/24/2008

DIRTY ENGLISH	Croatia	Registered	Z20080613A	3/25/2008	Z20080613	4/20/2009

DIRTY ENGLISH	Czech Republic	Registered	457713	3/28/2008	299771	8/6/2008

DIRTY ENGLISH	Ecuador	Registered	197146	3/27/2008	711308	9/18/2008

DIRTY ENGLISH	El Salvador	Registered	75696/2008	4/16/2008	132Book124	2/13/2009

DIRTY ENGLISH	Guatemala	Registered	2008003059	4/9/2008	162582	3/21/2009

DIRTY ENGLISH	Honduras	Filed	1152908	4/1/2008

DIRTY ENGLISH	Hong Kong	Registered	301080053	3/27/2008	301080053	11/11/2008

DIRTY ENGLISH	Iceland	Registered	10092008	3/25/2008	5192008	5/2/2008

DIRTY ENGLISH	India	Filed	1668591	3/25/2008	1668591

DIRTY ENGLISH	Indonesia	Filed	D00200904278	12/23/2009

DIRTY ENGLISH	Iraq	Filed	52112	3/25/2008

DIRTY ENGLISH	Israel	Registered	209879	3/21/2008	209879	12/6/2009

DIRTY ENGLISH	Italy	Registered	977510	3/20/2008	977510	3/20/2008

DIRTY ENGLISH	Japan	Registered	977510	3/20/2008	977510	3/20/2008

DIRTY ENGLISH	Kazakstan	Filed	50352	4/20/2010

DIRTY ENGLISH	Kuwait	Filed	96631	7/16/2008

DIRTY ENGLISH	Lebanon	Registered	2697	4/15/2008	116138	5/2/2008

DIRTY ENGLISH	Malaysia	Filed	200806042	3/24/2008

DIRTY ENGLISH	Mexico	Registered	926700	4/15/2008	1066523	10/15/2008

DIRTY ENGLISH	Mexico	Registered	926701	4/15/2008	1066524	10/15/2008

DIRTY ENGLISH	Nepal	Filed	Application Instructed.

DIRTY ENGLISH	New Zealand	Registered	786444	3/28/2008	786444	10/2/2008

DIRTY ENGLISH	Nicaragua	Filed	200801038	3/24/2008

DIRTY ENGLISH	Norway	Registered	977510	3/20/2008	977510	3/20/2008

DIRTY ENGLISH	Oman	Filed	49461	3/25/2008

DIRTY ENGLISH	Pakistan	Filed	249236	4/21/2008

DIRTY ENGLISH	Panama	Registered	17389801	8/14/2008	17389801	4/6/2009

DIRTY ENGLISH	Philippines	Filed	Application Instructed.

DIRTY ENGLISH	Qatar	Filed	51861	6/11/2008

DIRTY ENGLISH	Romania	Registered	M200802758	3/24/2008	93984	3/24/2008

DIRTY ENGLISH	Saudi Arabia	Filed	131429	6/4/2008

DIRTY ENGLISH	Serbia	Filed	Application Instructed.

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
DIRTY ENGLISH	Singapore	Registered	T0803789G	3/25/2008	T0803789G	7/9/2009

DIRTY ENGLISH	South Africa	Filed	200806705	3/26/2008

DIRTY ENGLISH	South Korea	Registered	40200814113	3/21/2008	400780863	2/26/2009

DIRTY ENGLISH	Sri Lanka	Filed	144439	3/24/2008

DIRTY ENGLISH	Switzerland	Registered	977510	3/20/2008	977510	3/20/2008

DIRTY ENGLISH	Turkey	Filed	200817238	3/26/2008

DIRTY ENGLISH	United Arab Emirates	Filed	118502	8/26/2008

DIRTY ENGLISH	Uruguay	Registered	389854	3/24/2008	389854	8/13/2009

DIRTY ENGLISH	Venezuela	Registered	213802008	10/30/2008	213802008	3/26/2010

DIRTY ENGLISH	Yemen Arab	Filed	44584	7/9/2008

DIRTY ENGLISH Design	Canada	Filed	1389882	4/3/2008

DIRTY ENGLISH Design	Community Trademark	Registered	6810287	4/4/2008	6810287	11/12/2008

DIRTY ENGLISH Design	Hong Kong	Registered	301092168	4/14/2008	301092168	11/12/2008

DIRTY ENGLISH Design	Japan	Registered	2008026184	4/4/2008	5310051	3/19/2010

DIRTY ENGLISH Design	Mexico	Registered	926703	4/15/2008	1043927	5/30/2008

DIRTY ENGLISH Design	Mexico	Registered	926702	4/15/2008	1050875	7/28/2008

JC Crown Design	Canada	Filed	1519763	3/18/2011

JC Crown Design	Community Trademark	Filed	9824608	3/21/2011

JC Design	Hong Kong	Registered	301313973	3/27/2009	301313973	10/21/2009

JC Design	Indonesia	Filed	D002009028046	8/24/2009

JC Design	Indonesia	Filed	J002009028045	8/24/2009

JC Design	Japan	Registered	2009029835	4/20/2009	5343927	8/6/2010

JC Design	Japan	Filed	2010010419	4/20/2009

JC Design	Macau	Registered	N042019860	3/30/2009	N042019	8/24/2009

JC Design	Macau	Registered	N042020667	3/30/2009	N042020	8/24/2009

JC Design	Macau	Registered	N042021852	3/30/2009	N042021	8/24/2009

JC Design	Macau	Registered	N042022301	3/30/2009	N042022	8/24/2009

JC Design	Singapore	Registered	T0903426C	3/26/2009	T0903426C	8/27/2009

JC Design	South Korea	Registered	4520091039	3/26/2009	450031967	8/5/2010

JC Design	Taiwan	Registered	98011949	3/27/2009	1393524	1/1/2010

JC Logo	China P.R.	Filed	7340931	4/21/2009

JC Logo	China P.R.	Filed	7340930	4/21/2009

JC Logo	China P.R.	Registered	7340929	4/21/2009	7340929	10/14/2010

JC Logo	China P.R.	Registered	7340932	4/21/2009	7340932	8/14/2010

JC Logo	Malaysia	Filed	200905213	3/31/2009

JC Logo	Malaysia	Filed	200905215	3/31/2009

JC Logo	Malaysia	Filed	200905214	3/31/2009

JC Logo	Malaysia	Filed	200905212	3/31/2009

JM Design	China P.R.	Registered	4637599	4/30/2005	4637599	8/21/2009

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JM JUICY COUTURE Design	Community Trademark	Registered	3810785	4/30/2004	3810785	8/12/2005

JM JUICY COUTURE Scotty Dog Crest Design	Mexico	Registered	709241	3/29/2005	948905	8/28/2006

JUICY	Australia	Registered	834267	5/5/2000	834267	8/2/2001

JUICY	Canada	Registered	1347989	5/18/2007	TMA719582	7/28/2008

JUICY	China P.R.	Registered	1625487	7/13/2000	1625487	8/28/2001

JUICY	China P.R.	Filed	8477624	7/14/2010

JUICY	Community Trademark	Registered	5834684	4/16/2007	5834684	3/26/2008

JUICY	Hong Kong	Registered	200102574	4/7/2000	200102574	2/28/2001

JUICY	Mexico	Registered	849934	4/20/2007	1039396	5/14/2008

JUICY	Singapore	Registered	T0007268E	5/3/2000	T0007268E	8/21/2002

JUICY — INTIMATES PACKAGING (Three-dimensional mark)	Community Trademark	Registered	6875199	4/29/2008	6875199	1/29/2009

JUICY BABY	Australia	Registered	924925	8/27/2002	924925	1/13/2003

JUICY BABY	Canada	Registered	1150651	8/28/2002	620890	9/28/2004

JUICY BABY	Community Trademark	Registered	2829224	8/27/2002	2829224	12/18/2003

JUICY BABY	Mexico	Registered	563387	8/28/2002	775082	1/27/2003

JUICY COUTURE	Antigua	Registered	6485	1/24/2005	6485	1/24/2005

JUICY COUTURE	Australia	Registered	917238	6/21/2002	917238	11/18/2002

JUICY COUTURE	Australia	Registered	834265	5/5/2000	834265	5/5/2000

JUICY COUTURE	Australia	Registered	924924	8/27/2002	924924	10/20/2003

JUICY COUTURE	Australia	Registered	1033026	12/3/2004	1033026	7/18/2005

JUICY COUTURE	Australia	Registered	1331989	10/14/2009	1017673	5/19/2010

JUICY COUTURE	Austria	Registered	57162008	8/28/2002	248679	12/30/2008

JUICY COUTURE	Azerbaijan	Filed	2010 0450	5/18/2010

JUICY COUTURE	Bahrain	Filed	NO NUMBER	11/4/2009

JUICY COUTURE	Belgium	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Benelux	Registered	200866	8/28/2002	200866	9/25/2008

JUICY COUTURE	Brazil	Filed	830149147	12/11/2008

JUICY COUTURE	Brazil	Filed	830149155	12/11/2008

JUICY COUTURE	Brazil	Filed	830537058	2/25/2010

JUICY COUTURE	Brazil	Filed	903476886	3/21/2011

JUICY COUTURE	Canada	Registered	1144336	6/25/2002	TMA704181	1/8/2008

JUICY COUTURE	Canada	Registered	1150652	8/28/2002	TMA711259	4/8/2008

JUICY COUTURE	Canada	Registered	1012901	4/29/1999	522120	1/25/2000

JUICY COUTURE	Chile	Registered	665130	11/6/2004	723229	4/15/2005

JUICY COUTURE	China P.R.	Registered	4054361	5/9/2004	4054361	12/28/2010

JUICY COUTURE	China P.R.	Registered	4054362	5/9/2004	4054362	11/14/2007

JUICY COUTURE	China P.R.	Registered	4054363	5/9/2004	4054363	3/7/2007

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	China P.R.	Registered	1017673	10/14/2009	1017673	10/14/2009

JUICY COUTURE	China P.R.	Registered	4020406	4/16/2004	4020406	4/21/2009

JUICY COUTURE	China P.R.	Registered	4030932	4/22/2004	4030932	2/21/2007

JUICY COUTURE	Colombia	Registered	4119319	11/26/2004	298509	6/20/2005

JUICY COUTURE	Community Trademark	Registered	1177377	5/19/1999	1177377	6/2/2000

JUICY COUTURE	Community Trademark	Registered	2759942	7/3/2002	2759942	9/2/2003

JUICY COUTURE	Community Trademark	Registered	3810579	4/30/2004	3810579	8/12/2005

JUICY COUTURE	Community Trademark	Registered	5812458	4/4/2007	5812458	3/25/2008

JUICY COUTURE	Community Trademark	Registered	6925283	5/20/2008	6925283	11/19/2008

JUICY COUTURE	Croatia	Registered	Z20041781A	11/17/2004	Z20041781	7/19/2007

JUICY COUTURE	Cyprus	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Cyprus	Filed	77716	12/30/2009

JUICY COUTURE	Czech Republic	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Denmark	Registered	VA2008003661	8/28/2002	VA2009000093	1/12/2009

JUICY COUTURE	Dominican Republic	Registered	200489131	11/4/2004	146312	2/15/2005

JUICY COUTURE	Dominican Republic	Registered	200578763	11/23/2005	152750	2/14/2006

JUICY COUTURE	El Salvador	Registered	E407532004	6/3/2004	49Book46	8/24/2005

JUICY COUTURE	Estonia	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Finland	Registered	200802943	8/28/2002	244679	1/30/2009

JUICY COUTURE	Germany	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Great Britain	Registered	2831147	8/28/2002	2497446	5/22/2009

JUICY COUTURE	Greece	Registered	503	8/8/2008	503	7/19/2010

JUICY COUTURE	Haiti	Registered	199REG131	10/14/2004	199REG131	4/28/2005

JUICY COUTURE	Honduras	Filed	Application Instructed.

JUICY COUTURE	Hong Kong	Registered	75662000	4/7/2000	200108572	7/27/2001

JUICY COUTURE	Hong Kong	Registered	300195480	4/14/2004	300195480	11/8/2004

JUICY COUTURE	Hong Kong	Registered	300715374	9/6/2006	300715374	1/25/2007

JUICY COUTURE	Hong Kong	Registered	301456858	10/23/2009	301456858	2/19/2010

JUICY COUTURE	Ireland	Registered	241025	8/28/2002	241025	8/28/2002

JUICY COUTURE	Israel	Filed	232729	9/21/2011

JUICY COUTURE	Israel	Registered	171935	5/5/2004	171935	10/9/2005

JUICY COUTURE	Israel	Registered	171934	5/5/2004	171934	10/9/2005

JUICY COUTURE	Israel	Registered	217347	12/12/2008	217347	9/6/2010

JUICY COUTURE	Israel	Registered	217348	12/12/2008	217348	9/6/2010

JUICY COUTURE	Japan	Registered	1017673	10/14/2009	1017673	10/14/2009

JUICY COUTURE	Kazakstan	Filed	27111	5/11/2004

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	Kazakstan	Filed	50350	4/20/2010

JUICY COUTURE	Kosovo	Filed	Application Instructed.

JUICY COUTURE	Latvia	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Lebanon	Registered	126029	12/29/2009	126029	1/12/2010

JUICY COUTURE	Lithuania	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Luxembourg	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Macau	Registered	N20771078	1/23/2006	N020771	8/10/2006

JUICY COUTURE	Macau	Registered	N20772578	1/23/2006	N20772	8/10/2006

JUICY COUTURE	Macau	Registered	N20773072	1/23/2006	N20773	8/10/2006

JUICY COUTURE	Macau	Registered	N024102024	9/7/2006	N024102	7/30/2007

JUICY COUTURE	Macau	Registered	N024341409	9/27/2006	N024341	2/15/2007

JUICY COUTURE	Macau	Registered	N024342003	9/27/2006	N024342	2/15/2007

JUICY COUTURE	Madrid Protocol	Registered	A0017472	10/14/2009	1017673	10/14/2009

JUICY COUTURE	Malta	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Mexico	Registered	553828	6/27/2002	772231	11/29/2002

JUICY COUTURE	Mexico	Registered	553827	6/27/2002	772230	11/29/2002

JUICY COUTURE	Mexico	Registered	687452	11/11/2004	890699	6/21/2005

JUICY COUTURE	Mexico	Registered	687451	11/11/2004	887158	6/21/2005

JUICY COUTURE	Mexico	Registered	751014	11/15/2005	913253	12/9/2005

JUICY COUTURE	Netherland	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	North Korea	Registered	1017673	10/14/2009	1017673	10/14/2009

JUICY COUTURE	Philippines	Filed	42004010492	11/5/2004

JUICY COUTURE	Poland	Filed	Z377747	11/15/2010

JUICY COUTURE	Portugal	Registered	436469	7/31/2008	2831147	10/20/2008

JUICY COUTURE	Russia	Registered	1017673	10/14/2009	1017673	10/14/2009

JUICY COUTURE	Singapore	Registered	T0007269C	5/3/2000	T0007269C	10/22/2001

JUICY COUTURE	Singapore	Registered	T0421351H	12/3/2004	T0421351H	3/7/2006

JUICY COUTURE	Singapore	Registered	T0421350Z	12/3/2004	T0421350Z	2/1/2006

JUICY COUTURE	Singapore	Registered	T0513831E	8/11/2005	T0513831E	6/1/2006

JUICY COUTURE	Singapore	Filed	T0523590F	11/22/2005

JUICY COUTURE	Singapore	Registered	T0620367F	9/29/2006	T0620367F	9/29/2006

JUICY COUTURE	Singapore	Registered	T0620368D	9/29/2006	T0620368D	3/7/2007

JUICY COUTURE	Singapore	Registered	1017673	10/14/2009	T0913473Z	10/14/2009

JUICY COUTURE	Slovak Republic	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Slovenia	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	South Africa	Registered	200406997	5/5/2004	200406997	5/5/2004

JUICY COUTURE	South Korea	Registered	40200451088	11/11/2004	400651261	2/14/2006

JUICY COUTURE	Spain	Registered	2831147	8/28/2002	2843272	4/7/2004

JUICY COUTURE	Sweden	Registered	2831147	8/28/2002	399179	11/21/2008

JUICY COUTURE	Switzerland	Registered	1017673	10/14/2009	1017673	10/14/2009

JUICY COUTURE	Thailand	Registered	571165	11/3/2004	TM247362	8/29/2006

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	Thailand	Registered	571164	11/3/2004	TM227508	10/10/2005

JUICY COUTURE	Thailand	Filed	571163	11/3/2004

JUICY COUTURE	Thailand	Registered	571162	11/3/2004	TM233757	1/16/2006

JUICY COUTURE	Thailand	Registered	571161	11/3/2004	TM252886	12/20/2006

JUICY COUTURE	Thailand	Registered	601090	8/25/2005	SM30258	8/25/2005

JUICY COUTURE	Turkey	Registered	200410546	4/16/2004	200410546	4/16/2004

JUICY COUTURE	Ukraine	Filed	M200915578	11/20/2009

JUICY COUTURE	Ukraine	Filed	m201013444	8/31/2010

JUICY COUTURE	Uruguay	Registered	358532	11/22/2004	358532	6/20/2005

JUICY COUTURE AND DEVICE	Philippines	Filed	42008010012	8/19/2008

JUICY COUTURE EAU DE 1 COUTUR	Community Trademark	Registered	5834619	4/16/2007	5834619	5/27/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875264	8/1/2008	6875264	4/28/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875263	8/1/2008	6875263	7/21/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875262	8/1/2008	6875262	4/28/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875261	8/1/2008	6875261	4/28/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875260	8/1/2008	6875260	9/7/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875259	8/1/2008	6875259	9/7/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C)	China P.R.	Registered	6875258	8/1/2008	6875258	8/7/2010

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C) in series A and B	Hong Kong	Registered	301534969	2/1/2010	301534969	7/14/2010

JUICY COUTURE IN CHINESE ZHU XI KU TU (M) JYU HEI HUK TOU (C) in series A and B	Hong Kong	Registered	301484424	11/25/2009	301484424	8/9/2010

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844967	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844968	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844969	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844970	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844971	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Argentina	Filed	2844972	8/5/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32129	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32132	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32130	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32128	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32133	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32134	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bahamas	Filed	32131	10/14/2008

JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117470	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117471	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117472	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117473	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117474	8/4/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty	Bangladesh	Filed	117475	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Barbados	Filed	no number	8/29/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48418	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48419	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48420	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48421	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48422	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bermuda	Filed	48423	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Bosnia-Herzegovina	Filed	BAZ0813203A	8/22/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957642	10/30/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957634	9/12/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957626	9/12/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957669	9/12/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957618	9/12/2008

JUICY COUTURE LOVE G&P Scotty	Brazil	Filed	829957650	9/12/2008

JUICY COUTURE LOVE G&P Scotty	Canada	Filed	1405755	7/31/2008

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071880	2/11/2010

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071882	2/11/2010

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071881	2/11/2010

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071879	2/11/2010

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071878	2/11/2010

JUICY COUTURE LOVE G&P Scotty	China P.R.	Filed	8071877	2/11/2010

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty	Ecuador	Filed	204330	9/19/2008

JUICY COUTURE LOVE G&P Scotty	Ecuador	Filed	204328	9/10/2008

JUICY COUTURE LOVE G&P Scotty	Ecuador	Filed	204326	9/10/2008

JUICY COUTURE LOVE G&P Scotty	Ecuador	Filed	204325	9/10/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221591	9/15/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221592	9/15/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221593	9/15/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221594	9/15/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221595	9/15/2008

JUICY COUTURE LOVE G&P Scotty	Egypt	Filed	221596	9/15/2008

JUICY COUTURE LOVE G&P Scotty	El Salvador	Filed	E7855708	8/11/2008

JUICY COUTURE LOVE G&P Scotty	El Salvador	Filed	E7856208	8/11/2008

JUICY COUTURE LOVE G&P Scotty	El Salvador	Filed	E7855808	8/11/2008

JUICY COUTURE LOVE G&P Scotty	El Salvador	Filed	E7856108	8/11/2008

JUICY COUTURE LOVE G&P Scotty	El Salvador	Filed	E7856008	8/11/2008

JUICY COUTURE LOVE G&P Scotty	Guatemala	Filed	2008006929	8/21/2008

JUICY COUTURE LOVE G&P Scotty	Guatemala	Filed	2008006931	8/21/2008

JUICY COUTURE LOVE G&P Scotty	Guatemala	Filed	2008006932	8/21/2008

JUICY COUTURE LOVE G&P Scotty	Hong Kong	Filed	301542591	2/10/2010

JUICY COUTURE LOVE G&P Scotty	Indonesia	Filed	DOO2009042165	12/23/2009

JUICY COUTURE LOVE G&P Scotty	Indonesia	Filed	D002009042163	12/23/2009

JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213951	8/6/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213950	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213952	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213954	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213955	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Israel	Filed	213953	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Jamaica	Filed	52544	8/13/2008

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107920	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107921	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107922	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107923	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107924	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Kuwait	Filed	107925	11/25/2009

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816276	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816277	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816278	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816279	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816280	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Malaysia	Filed	200816281	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Mauritius	Filed	Application Instructed.

JUICY COUTURE LOVE G&P Scotty	Mongolia	Filed	Application Instructed.

JUICY COUTURE LOVE G&P Scotty	Nicaragua	Filed	200802808	8/4/2008

JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254883	8/23/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254882	8/23/2008

JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254881	8/23/2008

JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254880	8/23/2008

JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254879	8/23/2008

JUICY COUTURE LOVE G&P Scotty	Pakistan	Filed	254878	8/23/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390001	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390101	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390201	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390301	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390701	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Panama	Filed	17390601	8/14/2008

JUICY COUTURE LOVE G&P Scotty	Paraguay	Filed	368082008	10/2/2008

JUICY COUTURE LOVE G&P Scotty	Paraguay	Filed	368102008	10/2/2008

JUICY COUTURE LOVE G&P Scotty	Paraguay	Filed	368112008	10/2/2008

JUICY COUTURE LOVE G&P Scotty	Paraguay	Filed	368122008	10/2/2008

JUICY COUTURE LOVE G&P Scotty	Paraguay	Filed	368132008	10/2/2008

JUICY COUTURE LOVE G&P Scotty	Peru	Filed	362632	8/7/2008

JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53343	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53344	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53345	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53346	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53347	8/18/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty	Qatar	Filed	53348	8/18/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134383	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134384	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134385	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134386	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134387	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Saudi Arabia	Filed	134388	8/19/2008

JUICY COUTURE LOVE G&P Scotty	Taiwan	Filed	97036954	8/6/2008

JUICY COUTURE LOVE G&P Scotty	Thailand	Filed	704603	8/8/2008

JUICY COUTURE LOVE G&P Scotty	Thailand	Filed	704606	8/8/2008

JUICY COUTURE LOVE G&P Scotty	Thailand	Filed	704607	8/8/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118504	8/26/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118505	8/26/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118506	8/26/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118507	8/26/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118508	8/26/2008

JUICY COUTURE LOVE G&P Scotty	United Arab Emirates	Filed	118509	8/26/2008

JUICY COUTURE LOVE G&P Scotty	Venezuela	Filed	213782008	10/30/2008

JUICY COUTURE LOVE G&P Scotty	Venezuela	Filed	213792008	10/30/2008

JUICY COUTURE LOVE G&P Scotty	Venezuela	Filed	213672008	10/30/2008

JUICY COUTURE LOVE G&P Scotty	Venezuela	Filed	213812008	10/30/2008

JUICY COUTURE LOVE G&P Scotty	Venezuela	Filed	213772008	10/30/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Antigua	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Aruba	Registered	IM08082928	8/29/2008	27893	4/14/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Australia	Registered	1268586	8/5/2008	978388	3/12/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Bahrain	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Bulgaria	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31661	8/5/2008	KH3152809	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31662	8/5/2008	KH3152909	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31663	8/5/2008	KH3153009	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31664	8/5/2008	KH3153109	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31665	8/5/2008	KH3153209	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Cambodia	Registered	31666	8/5/2008	KH3153309	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	China P.R.	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Colombia	Registered	8090378	8/28/2008	373860	3/12/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Colombia	Registered	8090387	8/28/2008	373862	3/13/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Colombia	Registered	8090394	8/28/2008	373863	3/13/2009

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Colombia	Registered	8090398	8/28/2008	373864	3/13/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Colombia	Registered	8090399	8/28/2008	390237	10/27/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Croatia	Registered	Z20081850A	8/21/2008	Z20081850	10/22/2010

G&P Scotty Dog Crest Design

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Dominican Republic	Registered	2008-32601	8/22/2008	170510	11/14/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Ecuador	Registered	204329	9/10/2008	193709	1/27/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Ecuador	Registered	204327	9/18/2008	193609	1/27/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	El Salvador	Registered	E7855908	8/11/2008	112ofbook139	8/10/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Guatemala	Registered	2008006927	8/21/2008	172844	10/26/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Guatemala	Registered	2008006928	8/21/2008	172856	10/27/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Guatemala	Registered	200806930	8/21/2008	172187	9/27/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	390REG165	8/29/2008	390REG165	8/28/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	391REG165	8/29/2008	391REG165	8/29/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	392REG165	8/29/2008	392REG165	8/28/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	393REG165	8/29/2008	393REG165	8/28/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	394REG165	8/29/2008	394REG165	8/28/2009

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	395REG165	8/29/2008	395REG165	8/28/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Haiti	Registered	396REG165	8/29/2008	396REG165	8/28/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Honduras	Registered	269262008	12/29/2008	107669	12/29/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Honduras	Registered	2692808		107671	12/29/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Iceland	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103384	9/1/2008	103384	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103385	9/1/2008	103385	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103386	9/1/2008	103386	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103387	9/1/2008	103387	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103388	9/1/2008	103388	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Jordan	Registered	103925	9/1/2008	103925	9/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Kenya	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Lebanon	Registered	5623	8/6/2008	118901	10/21/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038047995	8/13/2008	N038047	5/25/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038048321	8/13/2008	N038048	5/25/2009

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038049986	8/13/2008	N038049	5/25/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038050034	8/13/2008	N038050	5/25/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038051293	8/13/2008	N038051	5/25/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macau	Registered	N038052594	8/13/2008	N038052	5/25/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Macedonia	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Madagascar	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Madrid Protocol	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953113	8/6/2008	1133177	11/30/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953117	8/6/2008	1090392	3/19/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953118	8/6/2008	1064510	9/30/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953120	8/6/2008	1081280	1/27/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953122	8/6/2008	1103414	6/3/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mexico	Registered	953124	8/6/2008	1103415	6/3/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Monaco	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Mongolia	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	New Zealand	Registered	793802	8/5/2008	793802	1/7/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Norway	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Oman	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Paraguay	Registered	368092008	10/2/2008	335649	7/30/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Peru	Registered	362634	8/7/2008	160177	11/18/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Peru	Registered	362630	8/7/2008	152370	5/15/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Peru	Registered	362631	8/7/2008	160176	11/18/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Peru	Registered	362633	8/7/2008	149859	3/12/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Peru	Registered	362635	11/18/2009	160178	11/18/2009

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817841	8/1/2008	200817841	8/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817842	8/1/2008	200817842	8/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817843	8/1/2008	200817843	8/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817844	8/1/2008	200817844	8/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817845	8/1/2008	200817845	8/1/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Africa	Registered	200817846	8/1/2008	200817846	8/1/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE LOVE G&P Scotty Dog Crest Design	South Korea	Registered	978388	8/5/2008	978388	3/10/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Swaziland	Registered	978388	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Thailand	Registered	704602	8/8/2008	321496	8/8/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Thailand	Registered	704604	8/8/2008	TM316370	6/10/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Thailand	Registered	704605	8/8/2008	TM316371	6/10/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Tunisia	Registered	EE082132	8/15/2008	EE082132	3/29/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Turkey	Registered	200864966	8/5/2008	978388	8/5/2008

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Uruguay	Registered	394715	8/4/2008	394715	9/13/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Venezuela	Registered	213752008	10/30/2008	213752008	3/26/2010

JUICY COUTURE LOVE G&P Scotty Dog Crest Design	Venezuela	Registered	213762008	10/30/2008	213762008	3/26/2010

JUICY COUTURE Scotty Dog Crest	Brazil	Filed	Application Instructed.

JUICY COUTURE Scotty Dog Crest	Brazil	Filed	Application Instructed.

JUICY COUTURE Scotty Dog Crest	Brazil	Filed	Application Instructed.

JUICY COUTURE Scotty Dog Crest	Brazil	Filed	Application Instructed.

JUICY COUTURE Scotty Dog Crest	Canada	Filed	1490250	7/27/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477618	7/14/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477617	7/14/2010

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477616	7/14/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477619	7/14/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477662	7/14/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477635	7/14/2010

JUICY COUTURE Scotty Dog Crest	China P.R.	Filed	8477620	7/14/2010

JUICY COUTURE Scotty Dog Crest	Japan	Filed	Application Instructed.

JUICY GIRL	Canada	Filed	1495466	9/13/2010

JUICY GIRL	South Korea	Filed	4020117342	2/14/2011

JUICY GIRL	South Korea	Filed	Not Yet Issued	2/14/2011

JUICY JEANS	Australia	Registered	834266	5/5/2000	834266	5/5/2000

JUICY JEANS	Community Trademark	Registered	2829711	8/27/2002	2829711	3/26/2004

JUICY JEANS	Hong Kong	Registered	200105670	4/7/2000	200105670	5/16/2001

JUICY JEANS	Mexico	Registered	563386	8/28/2002	825339	3/19/2004

JUICY JEANS	Philippines	Registered	4200003534	4/28/2000	42000003534	10/30/2004

LOVE G&P	Canada	Registered	1266645	4/12/2006	TMA 722329	8/26/2008

LOVE G&P	Community Trademark	Registered	4567467	7/29/2005	4567467	6/8/2007

LOVE P&G JUICY COUTURE & Design	China P.R.	Registered	4637598	4/30/2005	4637598	12/28/2010

LOVE P&G JUICY COUTURE & Design	Community Trademark	Registered	3811296	4/30/2004	3811296	7/26/2005

MISS JUICY	Community Trademark	Filed	9859901	4/1/2011

PEACE LOVE & JUICY COUTURE	Community Trademark	Filed	9685397	1/26/2011

PEACE, LOVE & JUICY COUTURE	Bosnia-Herzegovina	Filed	Application Instructed.

PEACE, LOVE & JUICY COUTURE	Honduras	Filed	Application Instructed

PEACE, LOVE & JUICY COUTURE	Kosovo	Filed	Application Instructed.

SCOTTY Dog Crest Design	Community Trademark	Registered	9302373	8/9/2010	9302373	1/21/2011

Scotty Dog Crest Logo	Canada	Filed	1490251	7/27/2010

Scotty Dog Crest Logo	China P.R.	Filed	8477623	7/14/2010

Scotty Dog Crest Logo	China P.R.	Filed	8477622	7/14/2010

Scotty Dog Crest Logo	China P.R.	Filed	8477621	7/14/2010

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
Scotty Dog Crest Logo	Community Trademark	Filed	9302373	8/9/2010

Scotty Dog Logo	Community Trademark	Registered	4123998	11/12/2004	4123998	5/16/2007

Scotty Dog Logo	Canada	Registered	1230483	9/16/2004	TMA698119	10/10/2007

SMELLS LIKE COUTURE	South Korea	Filed	40200960991	12/10/2009

TRAVIS JEANS	France	Registered	305840	8/30/1991	1690075	8/30/1991

TRAVIS JEANS	Germany	Registered	T3233425WZ	8/17/1991	2019762	9/1/1992

VIVA LA JUICY	Antigua	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Argentina	Filed	2831867	6/13/2008

VIVA LA JUICY	Aruba	Registered	IM08072533	7/25/2008	27462	9/19/2008

VIVA LA JUICY	Australia	Registered	1252975	6/11/2008	967510	1/27/2009

VIVA LA JUICY	Bahamas	Filed	NO NUMBER	8/6/2008

VIVA LA JUICY	Bahrain	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Barbados	Filed	NO NUMBER	6/11/2008

VIVA LA JUICY	Bermuda	Filed	48417	8/18/2008

VIVA LA JUICY	Bosnia-Herzegovina	Filed	BAZ0812905A	6/11/2008

VIVA LA JUICY	Brazil	Filed	830682880	7/14/2010

VIVA LA JUICY	Bulgaria	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Canada	Filed	1399118	6/11/2008

VIVA LA JUICY	Chile	Filed	NO NUMBER	6/11/2008

VIVA LA JUICY	China P.R.	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Costa Rica	Registered	20080007936	6/11/2008	184080	1/16/2009

VIVA LA JUICY	Croatia	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Cuba	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Dominican Republic	Registered	200826447	6/13/2008	173124	4/2/2009

VIVA LA JUICY	Ecuador	Registered	200830	6/16/2008	795408	10/28/2008

VIVA LA JUICY	Egypt	Filed	220298	8/4/2008

VIVA LA JUICY	Honduras	Filed	Application Instructed.

VIVA LA JUICY	Hong Kong	Registered	301141569	6/17/2008	301141569	4/14/2009

VIVA LA JUICY	Iceland	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	India	Filed	1701108	6/19/2008

VIVA LA JUICY	Indonesia	Filed	DOO2009042167	12/23/2009

VIVA LA JUICY	Israel	Registered	212365	6/12/2008	212365	3/10/2010

VIVA LA JUICY	Jamaica	Registered	52543	8/13/2008	52543	8/13/2008

VIVA LA JUICY	Japan	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Kazakstan	Filed	50351	4/20/2010

VIVA LA JUICY	Kosovo	Filed	Application Instructed.

VIVA LA JUICY	Kuwait	Filed	107926	6/11/2008

VIVA LA JUICY	Lebanon	Registered	4074	6/11/2008	117061	6/27/2008

JUICY COUTURE, INC.
Mark Name	Country	Status	App. no.	App. Date	Reg. No.	Reg. Date
VIVA LA JUICY	Macau	Registered	N036951609	6/25/2008	N036951	11/24/2008

VIVA LA JUICY	Madrid Protocol	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Malaysia	Filed	200812339	6/24/2008

VIVA LA JUICY	Mexico	Registered	948979	7/21/2008	1072199	11/14/2008

VIVA LA JUICY	Netherlands Antilles	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	New Zealand	Registered	791359	6/18/2008	791359	12/18/2008

VIVA LA JUICY	Norway	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Oman	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Panama	Filed	17389901	6/11/2008

VIVA LA JUICY	Paraguay	Filed	268532008	7/23/2008

VIVA LA JUICY	Peru	Filed	357168	6/16/2008

VIVA LA JUICY	Philippines	Filed	42008010013	8/19/2008

VIVA LA JUICY	Qatar	Filed	53191	8/10/2008

VIVA LA JUICY	Romania	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Singapore	Filed	Application Instructed.

VIVA LA JUICY	South Korea	Registered	967510	6/11/2008	967510	1/26/2010

VIVA LA JUICY	Switzerland	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Taiwan	Registered	97044140	6/11/2008	1363739	6/1/2009

VIVA LA JUICY	Thailand	Filed	703983	8/4/2008

VIVA LA JUICY	Turkey	Registered	200847230	6/11/2008	967510	6/11/2008

VIVA LA JUICY	United Arab Emirates	Filed	118503	8/26/2008

VIVA LA JUICY	Venezuela	Filed	NO NUMBER	6/11/2008

VIVA LA JUICY	Vietnam	Registered	967510	6/11/2008	967510	6/11/2008

VIVA LA JUICY	Yemen Arab	Filed	NO NUMBER	6/11/2008

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
BUTTER CREAM	Community Trademark	Registered	2304293	7/18/2001	2304293	4/3/2003

CLASSIC PEARLS	Community Trademark	Registered	3037074	2/5/2003	3037074	12/3/2004

CLASSIC PEARLS	Japan	Registered	2003003372	1/21/2003	4715406	10/3/2003

JACK SPADE	Argentina	Filed	3016884	7/16/2010

JACK SPADE	Argentina	Filed	3016892	7/16/2010

JACK SPADE	Australia	Filed	1372575	7/16/2010

JACK SPADE	Brazil	Filed	830686860	7/21/2010

JACK SPADE	Brazil	Filed	830686851	7/21/2010

JACK SPADE	Canada	Registered	875765	4/8/1998	TMA596090	12/1/2003

JACK SPADE	China P.R.	Registered	3964908	3/18/2004	3964908	7/7/2007

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JACK SPADE	China P.R.	Registered	3964909	3/18/2004	3964909	7/21/2007

JACK SPADE	Community Trademark	Registered	825562	5/14/1998	825562	2/15/1999

JACK SPADE	Hong Kong	Registered	300207198	4/30/2004	300207198	9/15/2004

JACK SPADE	Hong Kong	Registered	301663759	7/14/2010	301663759	7/14/2010

JACK SPADE	Indonesia	Registered	D0020050176701777	1/20/2005	IDM000262843	2/8/2010

JACK SPADE	Indonesia	Registered	D0020050176801778	1/20/2005	IDM000162646	1/20/2005

JACK SPADE	Japan	Registered	H09014667	2/13/1997	4183218	8/28/1998

JACK SPADE	Japan	Registered	H09014668	2/13/1997	4260735	4/9/1999

JACK SPADE	Macau	Registered	N016037611	2/8/2005	N016037	6/8/2005

JACK SPADE	Macau	Registered	N016036019	2/8/2005	N16036	6/8/2005

JACK SPADE	Malaysia	Registered	5000804	1/17/2005	5000804	1/17/2005

JACK SPADE	Malaysia	Registered	5000805	1/17/2005	5000805	7/9/2007

JACK SPADE	Mexico	Filed	1104729	7/15/2010

JACK SPADE	Mexico	Registered	1104735	7/15/2010	1172157	7/30/2010

JACK SPADE	Philippines	Registered	42002009193	10/25/2002	42002009193	10/23/2006

JACK SPADE	Singapore	Registered	T0500514E	1/14/2005	T0500514E	8/3/2006

JACK SPADE	Singapore	Registered	T0500515C	1/14/2005	T0500515C	7/19/2005

JACK SPADE	South Africa	Filed	201015275	7/15/2010

JACK SPADE	South Africa	Filed	201015276	7/15/2010

JACK SPADE	South Korea	Registered	4020056964	2/18/2005	400641194	12/1/2005

JACK SPADE	Taiwan	Registered	94003839	1/25/2005	1182801	11/16/2005

JACK SPADE	Thailand	Registered	581069	2/9/2005	KOR233940	2/9/2005

JACK SPADE	Thailand	Registered	581070	2/9/2005	KOR233941	2/9/2005

JACK SPADE	Turkey	Registered	200233264	12/25/2002	200233264	12/25/2002

KATE SPADE	Argentina	Registered	2158149	6/22/1998	1839350	8/1/2001

KATE SPADE	Argentina	Registered	2728258	2/9/2007	2281680	4/17/2009

KATE SPADE	Argentina	Registered	2158145	6/22/1998	1772367	1/28/2000

KATE SPADE	Argentina	Registered	2158148	6/22/1998	1772370	1/28/2000

KATE SPADE	Argentina	Filed	2975029	1/27/2010

KATE SPADE	Argentina	Filed	2975030	1/27/2010

KATE SPADE	Argentina	Filed	2975031	1/27/2010

KATE SPADE	Aruba	Registered	IM050300220	3/2/2005	23424	4/7/2005

KATE SPADE	Aruba	Registered	IM07032313	3/23/2007	26520	5/30/2007

KATE SPADE	Australia	Registered	764421	6/10/1998	764421	3/4/1999

KATE SPADE	Austria	Registered	76302000	10/18/2000	195375	4/13/2001

KATE SPADE	Bahamas	Filed	27128	10/29/2004

KATE SPADE	Bahamas	Filed	27129	10/29/2004

KATE SPADE	Bahrain	Filed	Application Instructed.

KATE SPADE	Bangladesh	Filed	103369	2/11/2007

KATE SPADE	Bangladesh	Filed	103370	2/11/2007

KATE SPADE	Bangladesh	Filed	103372	2/11/2007

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	Bangladesh	Filed	103373	2/11/2007

KATE SPADE	Bangladesh	Filed	103371	2/22/2007

KATE SPADE	Benelux	Registered	974887	10/17/2000	685853	10/17/2000

KATE SPADE	Brazil	Registered	820923605	7/17/1998	820923605	6/7/2005

KATE SPADE	British Virgin	Registered	2454	7/14/2008	2454	7/14/2008

	Islands

KATE SPADE	Bulgaria	Registered	97251	7/12/2007	70134	6/29/2009

KATE SPADE	Canada	Registered	875765	4/8/1998	TMA629164	12/31/2004

KATE SPADE	Canada	Registered	1175549	5/12/2003	TMA715794	6/3/2008

KATE SPADE	Chile	Filed	Application Instructed.

KATE SPADE	Chile	Registered	420289	12/29/1998	530969	12/29/1998

KATE SPADE	Chile	Registered	420287	7/10/1998	529973	12/16/1998

KATE SPADE	Chile	Registered	420288	12/29/1998	530968	12/29/1998

KATE SPADE	China P.R.	Registered	4191325	7/27/2004	4191325	3/13/2008

KATE SPADE	China P.R.	Registered	1250456	12/12/1997	1250456	2/28/1999

KATE SPADE	China P.R.	Registered	1260178	12/12/1997	1260178	4/7/1999

KATE SPADE	China P.R.	Registered	1260955	12/12/1997	1260955	4/7/1999

KATE SPADE	China P.R.	Registered	1270551	12/12/1997	1270551	5/7/1999

KATE SPADE	China P.R.	Registered	1271212	12/12/1997	1271212	5/7/1999

KATE SPADE	China P.R.	Registered	1283227	12/12/1997	1283227	6/14/1999

KATE SPADE	China P.R.	Registered	5926252	2/28/2007	5926252	4/14/2010

KATE SPADE	China P.R.	Registered	7483509	6/19/2009	7483509	10/21/2010

KATE SPADE	Colombia	Filed	Application Instructed.

KATE SPADE	Colombia	Registered	1090263	10/19/2001	255894	6/11/2002

KATE SPADE	Colombia	Registered	1090264	10/19/2001	255893	6/11/2002

KATE SPADE	Colombia	Registered	1090267	10/19/2001	255895	6/11/2002

KATE SPADE	Colombia	Registered	10190265	10/19/2001	255896	6/11/2002

KATE SPADE	Colombia	Registered	1090266	10/19/2001	258645	12/27/2002

KATE SPADE	Community Trademark	Registered	645093	10/8/1997	645093	4/29/1999

KATE SPADE	Community Trademark	Registered	813204	4/28/1998	813204	4/28/1998

KATE SPADE	Costa Rica	Registered	20052064	3/16/2005	154734	11/9/2005

KATE SPADE	Croatia	Registered	Z20070256A	2/9/2007	Z20070256	11/14/2007

KATE SPADE	Cyprus	Filed	70284	6/8/2004

KATE SPADE	Czech Republic	Filed	Application Instructed.

KATE SPADE	Czech Republic	Registered	159524	10/3/2000	237793	10/22/2001

KATE SPADE	Czech Republic	Registered	160244	10/19/2000	238573	11/23/2001

KATE SPADE	Denmark	Registered	VA2000004194	10/6/2000	VR2001000857	2/16/2001

KATE SPADE	Denmark	Registered	VA2000004532	10/30/2000	VR2001000586	1/31/2001

KATE SPADE	Dominican Republic	Registered	200517151	3/18/2005	148202	6/28/2005

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	Ecuador	Registered	153715	2/16/2005	108106	3/23/2006

KATE SPADE	Ecuador	Registered	180799	2/16/2007	699907	9/12/2007

KATE SPADE	Ecuador	Registered	180798	2/16/2007	695907	9/12/2007

KATE SPADE	Ecuador	Registered	180793	2/16/2007	695807	9/12/2007

KATE SPADE	Egypt	Filed	200686	5/6/2007

KATE SPADE	Egypt	Registered	200688	5/6/2007	200688	9/8/2009

KATE SPADE	Egypt	Registered	200689	5/6/2007	200689	9/8/2009

KATE SPADE	Egypt	Registered	200690	5/6/2007	200690	12/1/2009

KATE SPADE	Egypt	Filed	200691	5/6/2007

KATE SPADE	Egypt	Registered	200687	5/6/2007	200687	9/8/2009

KATE SPADE	El Salvador	Registered	465842005	2/11/2005	237book49	10/24/2005

KATE SPADE	El Salvador	Registered	E6473907	2/13/2007	171BOOK106	5/23/2008

KATE SPADE	El Salvador	Registered	E6474007	2/13/2007	40BOOK108	6/6/2008

KATE SPADE	Finland	Registered	200003334	10/11/2000	223463	4/15/2002

KATE SPADE	Finland	Registered	200003592	10/27/2000	223466	4/15/2002

KATE SPADE	France	Registered	3058416	10/17/2000	3058416	10/17/2000

KATE SPADE	Germany	Registered	30077325	10/19/2000	30077325	5/7/2001

KATE SPADE	Great Britain	Registered	2447679	2/23/2007	2447679	11/23/2007

KATE SPADE	Great Britain	Registered	2186097	10/22/1998	2186097	12/17/1999

KATE SPADE	Greece	Registered	145449	10/11/2000	145449	5/19/2003

KATE SPADE	Guatemala	Registered	2005000849	2/9/2005	138116	9/25/2005

KATE SPADE	Guatemala	Filed	Application Instructed.

KATE SPADE	Haiti	Registered	24271	2/14/2007	338Reg156	9/7/2007

KATE SPADE	Haiti	Registered	339Reg156	2/14/2007	339Reg156	9/7/2007

KATE SPADE	Haiti	Registered	340Reg156	2/14/2007	340Reg156	9/7/2007

KATE SPADE	Haiti	Registered	341Reg156	2/14/2007	341Reg156	9/7/2007

KATE SPADE	Haiti	Registered	342Reg156	2/14/2007	342Reg156	9/7/2007

KATE SPADE	Haiti	Registered	343Reg156	2/14/2007	343Reg156	9/7/2007

KATE SPADE	Haiti	Registered	344Reg156	2/14/2007	344Reg156	9/7/2007

KATE SPADE	Honduras	Registered	23572005	2/7/2005	96006	2/9/2006

KATE SPADE	Honduras	Registered	63042007	2/20/2007	101780	8/10/2007

KATE SPADE	Honduras	Registered	630507	2/20/2007	101801	8/10/2007

KATE SPADE	Hong Kong	Registered	300207206	4/30/2004	300207206	9/15/2004

KATE SPADE	Hong Kong	Registered	9078/97	6/27/1997	199809968	9/25/1998

KATE SPADE	Hong Kong	Registered	199807435AA	9/11/1997	199807435AA	7/24/1998

KATE SPADE	Hungary	Filed	Application Instructed.

KATE SPADE	Hungary	Registered	M0005280	10/4/2000	171765	8/22/2002

KATE SPADE	Hungary	Registered	M0005708	10/30/2000	170269	5/13/2002

KATE SPADE	Iceland	Registered	5922007	2/26/2007	7552007	7/4/2007

KATE SPADE	India	Registered	974362	12/1/2000	974362	12/1/2000

KATE SPADE	India	Registered	974363	12/1/2000	974363	12/1/2000

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	India	Registered	974364	12/1/2010	974364	12/1/2010

KATE SPADE	India	Registered	974365	12/1/2000	974365	12/1/2000

KATE SPADE	India	Registered	974361	12/1/2000	974361	12/1/2000

KATE SPADE	Indonesia	Filed	Application Instructed.

KATE SPADE	Indonesia	Registered	J002007005658	2/23/2007	IDM000176650	9/10/2008

KATE SPADE	Indonesia	Registered	D9725667	11/21/1997	427369	3/31/1999

KATE SPADE	Indonesia	Registered	D97426568	11/21/1997	426568	3/30/1999

KATE SPADE	Indonesia	Registered	D97426566	11/21/1997	426566	3/30/1999

KATE SPADE	Indonesia	Registered	D97426785	11/21/1997	426785	3/30/1999

KATE SPADE	Indonesia	Registered	D9725647	11/21/1997	426567	3/30/1999

KATE SPADE	Indonesia	Registered	D97426784	11/21/1997	426784	3/30/1999

KATE SPADE	Ireland	Registered	200003707	10/11/2000	224172	1/20/2003

KATE SPADE	Ireland	Registered	222939	10/19/2000	222939	12/16/2002

KATE SPADE	Israel	Registered	172283	5/20/2004	172283	6/7/2005

KATE SPADE	Israel	Registered	142551	10/2/2000	142551	10/12/2001

KATE SPADE	Israel	Registered	142989	10/17/2000	142989	10/17/2000

KATE SPADE	Israel	Registered	142992	10/17/2000	142992	10/17/2000

KATE SPADE	Israel	Registered	142991	10/17/2000	142991	10/17/2000

KATE SPADE	Israel	Registered	142990	10/17/2000	142990	10/17/2000

KATE SPADE	Italy	Registered	F12002C001187	10/31/2002	1019459	9/7/2006

KATE SPADE	Italy	Registered	TO2009C001916	6/25/1999	1260074	9/4/2002

KATE SPADE	Japan	Registered	2002012987	2/21/2002	4660365	4/4/2003

KATE SPADE	Japan	Registered	H08014101	2/14/1996	4045908	8/22/1997

KATE SPADE	Japan	Registered	H09014665	2/13/1997	4151637	5/29/1998

KATE SPADE	Japan	Registered	H09014664	2/13/1997	4166459	7/10/1998

KATE SPADE	Japan	Registered	2007029555	4/1/2007	5175757	10/24/2008

KATE SPADE	Japan	Registered	H09020337	2/26/1997	4211181	11/13/1998

KATE SPADE	Japan	Registered	H09014666	2/13/1997	4260734	4/9/1999

KATE SPADE	Jordan	Registered	91200	3/21/2007	91200	3/21/2007

KATE SPADE	Jordan	Registered	91199	3/21/2007	91199	3/21/2007

KATE SPADE	Jordan	Registered	91194	3/21/2007	91194	3/21/2007

KATE SPADE	Jordan	Registered	91195	3/21/2007	91195	3/21/2007

KATE SPADE	Jordan	Registered	91198	3/21/2007	91198	3/21/2007

KATE SPADE	Kenya	Registered	60730	3/1/2007	60730	10/5/2007

KATE SPADE	Kuwait	Registered	92988	3/17/2008	78242	3/17/2008

KATE SPADE	Kuwait	Registered	92989	3/17/2008	78243	3/17/2008

KATE SPADE	Kuwait	Registered	92990	3/17/2008	78244	3/17/2008

KATE SPADE	Kuwait	Registered	92991	3/17/2008	81752	3/17/2008

KATE SPADE	Lebanon	Registered	1724	3/22/2007	110488	4/3/2007

KATE SPADE	Macau	Registered	N018041605	7/29/2005	N018041	11/9/2005

KATE SPADE	Macau	Registered	N026860150	2/13/2007	N026860	9/3/2007

KATE SPADE	Macau	Registered	N026861704	2/13/2007	N026861	9/3/2007

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	Macau	Registered	N026862925	2/13/2007	N026862	9/3/2007

KATE SPADE	Macau	Registered	N026863336	2/13/2007	N026863	9/3/2007

KATE SPADE	Macedonia	Filed	TM 2007205	3/5/2007

KATE SPADE	Madagascar	Registered	20070086	2/12/2007	8652	2/13/2008

KATE SPADE	Malaysia	Registered	2007/02872	2/15/2007	200702872	2/15/2007

KATE SPADE	Malaysia	Registered	9809012	7/30/1998	9809012	7/30/1998

KATE SPADE	Malaysia	Registered	9809013	7/30/1998	9809013	9/22/2007

KATE SPADE	Malaysia	Registered	9809014	7/30/1998	9809014	7/30/1998

KATE SPADE	Malaysia	Registered	9809017	7/30/1998	9809017	7/30/1998

KATE SPADE	Malaysia	Registered	98009016	8/3/1998	98009016	8/3/1998

KATE SPADE	Malaysia	Registered	9809015	8/3/1998	9809015	8/3/1998

KATE SPADE	Mauritius	Filed	MUM/0705577	2/9/2007

KATE SPADE	Mexico	Registered	835338	2/9/2007	992457	7/13/2007

KATE SPADE	Mexico	Registered	335861	6/11/1998	581561	6/30/1998

KATE SPADE	Mexico	Registered	335854	6/11/1998	581556	6/30/1998

KATE SPADE	Mexico	Registered	335855	6/11/1998	581557	6/30/1998

KATE SPADE	Mexico	Registered	335857	6/11/1998	581559	6/30/1998

KATE SPADE	Mexico	Registered	335858	6/11/1998	581560	6/30/1998

KATE SPADE	Mexico	Registered	335856	6/11/1998	581558	6/30/1998

KATE SPADE	Monaco	Registered	24077	4/19/2005	05 24628	6/27/2005

KATE SPADE	Monaco	Registered	27559	5/29/2007	726071	7/31/2007

KATE SPADE	Netherlands Antilles	Registered	D500109	3/2/2005	11199	3/2/2005

KATE SPADE	New Zealand	Registered	293933	6/17/1998	293933	8/26/1998

KATE SPADE	New Zealand	Registered	293934	6/17/1998	293934	12/21/1998

KATE SPADE	New Zealand	Registered	293935	6/17/1998	293935	12/21/1998

KATE SPADE	New Zealand	Registered	293937	6/17/1998	293937	12/21/1998

KATE SPADE	New Zealand	Registered	293938	6/17/1998	293938	12/21/1998

KATE SPADE	New Zealand	Registered	293936	6/17/1998	293936	12/21/1998

KATE SPADE	Nicaragua	Registered	200500422	2/10/2005	83633	10/13/2005

KATE SPADE	Nicaragua	Registered	200700799	3/6/2007	0702686LM	10/26/2007

KATE SPADE	Norway	Registered	200011775	10/4/2000	217191	1/9/2003

KATE SPADE	Norway	Registered	200201988	10/4/2000	217151	1/9/2003

KATE SPADE	Pakistan	Filed	Application Instructed.

KATE SPADE	Pakistan	Registered	167178	10/18/2000	167178	1/15/2007

KATE SPADE	Pakistan	Registered	167180	10/18/2000	167180	1/15/2007

KATE SPADE	Pakistan	Registered	167175	10/18/2000	167175	4/22/2006

KATE SPADE	Pakistan	Registered	167173	10/18/2000	167173	8/22/2006

KATE SPADE	Pakistan	Registered	167181	10/18/2000	167181	3/21/2007

KATE SPADE	Panama	Registered	111133	11/9/2000	111133 01	11/9/2000

KATE SPADE	Panama	Registered	111129	11/9/2000	111129	11/9/2000

KATE SPADE	Panama	Registered	111131	11/9/2000	111131	11/9/2000

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	Panama	Registered	111130	11/9/2000	111130	11/9/2000

KATE SPADE	Panama	Registered	111132	11/9/2000	111132	11/9/2000

KATE SPADE	Paraguay	Registered	84662007	3/23/2007	312056	6/13/2008

KATE SPADE	Paraguay	Registered	84672007	3/23/2007	312057	6/13/2008

KATE SPADE	Paraguay	Registered	84682007	3/23/2007	312058	6/13/2008

KATE SPADE	Peru	Registered	439165	2/27/2001	69587	2/27/2001

KATE SPADE	Peru	Registered	439167	12/11/2000	70611	3/30/2001

KATE SPADE	Peru	Registered	439166	12/11/2000	70609	3/30/2001

KATE SPADE	Peru	Registered	439164	12/11/2000	70610	3/30/2001

KATE SPADE	Peru	Filed	119600	12/11/2000

KATE SPADE	Philippines	Registered	41998005265	7/20/1998	41998005265	10/24/2005

KATE SPADE	Philippines	Registered	42007004019	4/20/2007	42007004019	3/17/2008

KATE SPADE	Philippines	Filed	989015	10/25/2003

KATE SPADE	Poland	Registered	Z226522	11/3/2000	R157453	9/6/2004

KATE SPADE	Portugal	Registered	350681	10/20/2000	350681	7/5/2004

KATE SPADE	Puerto Rico	Registered	66097	8/19/2005	66097	8/19/2005

KATE SPADE	Qatar	Filed	47031	10/22/2007

KATE SPADE	Qatar	Filed	47032	10/22/2007

KATE SPADE	Qatar	Filed	47033	10/22/2007

KATE SPADE	Qatar	Filed	47034	10/22/2007

KATE SPADE	Qatar	Filed	47035	10/22/2007

KATE SPADE	Qatar	Filed	47036	10/22/2007

KATE SPADE	Romania	Registered	M200702441	3/6/2007	84752	3/6/2007

KATE SPADE	Russia	Registered	2008700250	1/11/2008	373937	3/10/2009

KATE SPADE	Russian Federation	Registered	2000726418	10/18/2000	218042	10/18/2000

KATE SPADE	Saudi Arabia	Registered	127860	3/5/2008	117616	7/17/2010

KATE SPADE	Saudi Arabia	Registered	127861	3/5/2008	117617	7/17/2010

KATE SPADE	Saudi Arabia	Registered	127862	3/5/2008	117911	7/26/2010

KATE SPADE	Saudi Arabia	Registered	127863	3/5/2008	117618	7/17/2010

KATE SPADE	Singapore	Registered	T0703535A	2/16/2007	T0703535A	7/30/2007

KATE SPADE	Singapore	Registered	T9708476D	7/16/1997	T9708476D	5/27/2000

KATE SPADE	Singapore	Registered	T9711542B	9/20/1997	T9711542B	10/6/2000

KATE SPADE	Singapore	Registered	T9711543J	9/20/1997	T9711543J	10/6/2000

KATE SPADE	Singapore	Registered	T9711545G	9/20/1997	T9711545G	6/11/2002

KATE SPADE	Singapore	Registered	T9711546E	9/20/1997	T9711546E	8/13/2001

KATE SPADE	Singapore	Registered	T0722565G	11/27/2007	T0722565G	2/29/2008

KATE SPADE	Slovenia	Registered	200170325	2/28/2001	200170325	10/29/2001

KATE SPADE	South Africa	Registered	200102292	2/12/2001	200102292	5/27/2008

KATE SPADE	South Africa	Registered	200102293	2/12/2001	200102293	11/7/2007

KATE SPADE	South Africa	Registered	200102296	2/12/2001	200102296	11/28/2007

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	South Africa	Registered	200102295	2/12/2001	200102295	11/28/2007

KATE SPADE	South Africa	Registered	200102294	2/12/2001	200102294	11/28/2007

KATE SPADE	South Korea	Registered	79842009	6/17/1998	400448005	5/18/1999

KATE SPADE	South Korea	Registered	9533/2009	6/17/1998	400449572	6/18/1999

KATE SPADE	South Korea	Registered	40199815468	6/17/1998	400449888	6/24/1999

KATE SPADE	South Korea	Registered	93352009	6/17/1998	400450678	7/9/1999

KATE SPADE	South Korea	Registered	40199815466	6/17/1998	400451433	7/22/1999

KATE SPADE	South Korea	Registered	41200824140	9/9/2008	41201317	9/20/2010

KATE SPADE	South Korea	Filed	9815463	6/17/1998

KATE SPADE	Spain	Registered	2385104	3/13/2001	2385104	3/13/2001

KATE SPADE	Spain	Registered	23851058	3/13/2001	2385105	3/20/2002

KATE SPADE	Spain	Registered	23851082	3/13/2001	2385108	3/20/2002

KATE SPADE	Spain	Registered	23851074	3/13/2001	2385107	3/20/2002

KATE SPADE	Spain	Registered	23851066	3/13/2001	2385106	3/20/2002

KATE SPADE	Swaziland	Registered	542007	2/15/2007	542007	2/5/2009

KATE SPADE	Sweden	Registered	101605	3/9/2001	356 241	11/16/2002

KATE SPADE	Switzerland	Registered	487157	2/21/2001	487157	7/20/2001

KATE SPADE	Taiwan	Registered	86036543	10/1/2001	963353	10/1/2001

KATE SPADE	Taiwan	Registered	86047583	9/12/1997	854188	9/12/1997

KATE SPADE	Taiwan	Registered	96025605	5/30/2007	1316926	7/1/2008

KATE SPADE	Taiwan	Registered	86047585	9/16/1998	816908	9/16/1998

KATE SPADE	Taiwan	Registered	86047584	11/1/1998	824813	11/1/1998

KATE SPADE	Taiwan	Registered	86047586	11/16/1998	825840	11/16/1998

KATE SPADE	Thailand	Registered	365311	11/12/2002	KHOR91714	11/12/2002

KATE SPADE	Thailand	Registered	655398	3/9/2007	SM39010	3/9/2007

KATE SPADE	Thailand	Registered	364182	7/6/1998	KOR94075	7/6/1998

KATE SPADE	Thailand	Registered	364184	7/6/1998	KOR97383	7/6/1998

KATE SPADE	Thailand	Registered	364183	7/6/1998	KOR94074	7/6/1998

KATE SPADE	Thailand	Registered	365310	7/6/1998	KOR93830	7/6/1998

KATE SPADE	Thailand	Registered	365309	7/6/1998	KOR91046	7/6/1998

KATE SPADE	Trinidad	Registered	35850	2/21/2005	35850	2/21/2005

KATE SPADE	Turkey	Registered	200516768	5/3/2005	200516768	5/3/2005

KATE SPADE	Turkey	Registered	200711051	3/7/2007	200711051	3/7/2008

KATE SPADE	United Arab Emirates	Filed	128475	4/22/2009

KATE SPADE	United Arab Emirates	Filed	128477	4/22/2009

KATE SPADE	United Arab Emirates	Filed	128475	4/22/2009

KATE SPADE	United Arab Emirates	Filed	128478	4/22/2009

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE	United Arab Emirates	Filed	128479	4/22/2009

KATE SPADE	United Arab Emirates	Filed	128480	4/22/2009

KATE SPADE	Uruguay	Registered	355280	6/16/2004	355280	12/20/2004

KATE SPADE	Uruguay	Registered	378534	3/5/2007	378534	3/27/2008

KATE SPADE	Venezuela	Registered	P237092	1/10/2001	P237092	3/12/2002

KATE SPADE	Venezuela	Registered	I0100403	10/1/2001	P237093	3/12/2002

KATE SPADE	Venezuela	Registered	I0100406	10/1/2001	P237096	3/12/2002

KATE SPADE	Venezuela	Registered	I0100404	10/1/2001	P237094	3/12/2002

KATE SPADE	Venezuela	Registered	I01405	1/10/2001	P237095	3/12/2002

KATE SPADE	Vietnam	Registered	4200705690	4/4/2007	142842	3/1/2010

KATE SPADE	Vietnam	Registered	49291	10/18/2000	41415	6/3/2002

KATE SPADE BEAUTY	Japan	Registered	2002012988	2/21/2002	4660366	4/4/2003

KATE SPADE Design	Peru	Registered	2133172004	6/22/2004	99810	9/6/2004

KATE SPADE in Chinese (Kai di	Singapore	Registered	T0720759D	10/22/2007	T0720759D	3/28/2008

KATE SPADE in Chinese (Kai di	Singapore	Registered	T0722570C	11/27/2007	T0722570C	4/16/2008

KATE SPADE in Chinese (kai di shi bei (M) hoi dai si bui (c) in series)	Hong Kong	Registered	301007469	12/5/2007	301007469	4/3/2008

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213244	4/16/2010

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213243	4/16/2010

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213242	4/16/2010

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213241	4/16/2010

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213240	4/16/2010

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213239	4/16/2010

KATE SPADE IN CHINESE (KAI DI SHI BEI (M) HOI DAI SI BUI (C))	China P.R.	Filed	8213258	4/16/2010

KATE SPADE IN CHINESE (Kai di shi bei)	China P.R.	Registered	6397086	11/23/2007	6397086	7/7/2010

KATE SPADE in Chinese (Kai di shi bei)	Singapore	Registered	T0722568A	11/27/2007	T0722568A	4/15/2008

KATE SPADE in Chinese (kai shi bei (M) hoi si bui (C) in series)	Hong Kong	Registered	301007478	12/5/2007	301007478	4/3/2008

KATE SPADE in Chinese (Kai shi bei)	Singapore	Registered	T0720760H	10/22/2007	T0720760H	3/7/2008

KATE SPADE in Chinese (kai zhi bei (m) hoi ji bui (c) in series	Hong Kong	Registered	301007450	12/5/2007	301007450	4/3/2008

KATE SPADE in Chinese (kai zhi bei (m) hoi ji pui (c) in series	Hong Kong	Registered	301007487	12/5/2007	301007487	4/3/2008

KATE SPADE MULTI-STRIPE DEVICE	Hong Kong	Filed	300262386	8/4/2004

KATE SPADE NEW YORK	Aruba	Registered	IM05030221	3/2/2005	23425	4/7/2005

KATE SPADE NEW YORK	Bahamas	Filed	27130	10/29/2004

KATE SPADE NEW YORK	Bahamas	Filed	27131	10/29/2004

KATE SPADE NEW YORK	Belize	Filed	NO NUMBER	6/29/2006

KATE SPADE NEW YORK	Bermuda	Registered	42405	9/29/2005	42405	9/29/2005

KATE SPADE NEW YORK	Canada	Registered	1175548	4/23/2003	TMA715805	6/3/2008

KATE SPADE NEW YORK	Chile	Registered	675666	2/4/2005	738604	11/10/2005

KATE SPADE NEW YORK	Community Trademark	Registered	8996233	3/31/2010	8996233	8/18/2010

KATE SPADE NEW YORK	Costa Rica	Registered	20052065	3/16/2005	154733	11/9/2005

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE NEW YORK	Cyprus	Registered	70285	6/8/2004	70285	6/8/2004

KATE SPADE NEW YORK	Czech Republic	Registered	347416	6/11/2004	270869	3/29/2005

KATE SPADE NEW YORK	Dominican Republic	Registered	200517152	3/18/2005	148203	6/28/2005

KATE SPADE NEW YORK	Ecuador	Filed	153716	2/16/2005

KATE SPADE NEW YORK	El Salvador	Registered	465852005	2/11/2005	192Book49	10/20/2005

KATE SPADE NEW YORK	Guatemala	Registered	2005000850	2/9/2005	138103	9/25/2005

KATE SPADE NEW YORK	Honduras	Registered	23542005	2/7/2005	103930	2/27/2008

KATE SPADE NEW YORK	Japan	Registered	2003083288	9/25/2003	4819744	11/19/2004

KATE SPADE NEW YORK	Japan	Filed	2010022088	3/23/2010

KATE SPADE NEW YORK	Macau	Registered	N018042105	7/29/2005	N018042	11/9/2005

KATE SPADE NEW YORK	Monaco	Registered	26078	4/19/2005	524629	6/27/2005

KATE SPADE NEW YORK	Netherlands Antilles	Registered	D5000110	3/2/2005	11200	3/2/2005

KATE SPADE NEW YORK	Nicaragua	Registered	200500423	2/10/2005	83593	10/13/2005

KATE SPADE NEW YORK	Paraguay	Registered	81342004	4/2/2004	274499	12/14/2004

KATE SPADE NEW YORK	Puerto Rico	Registered	66099	8/19/2005	66099	8/19/2005

KATE SPADE NEW YORK	Trinidad	Registered	35849	2/21/2005	35849	2/21/2005

KATE SPADE NEW YORK	Turkey	Registered	200516769	5/3/2005	200516769	5/3/2005

KATE SPADE NEW YORK	Uruguay	Registered	355281	6/16/2004	355281	12/20/2004

KATE SPADE NEW YORK	Vietnam	Registered	4200410937	10/12/2004	71089	3/30/2006

KATE SPADE NEW YORK Spade Design	Australia	Filed	1402709	1/5/2011

KATE SPADE NEW YORK Spade Design	Canada	Filed	1494045	8/30/2010

KATE SPADE NEW YORK Spade Design	Costa Rica	Filed	12011002386	3/14/2011

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE NEW YORK Spade Design	Macau	Filed	N053790	1/4/2011

KATE SPADE NEW YORK Spade Design	Malaysia	Filed	Application Instructed.

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710750	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710749	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710748	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710747	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710746	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710745	9/29/2010

KATE SPADE NEW YORK Spade Design	China P.R.	Filed	8710744	9/29/2010

KATE SPADE NEW YORK Spade Design	Community Trademark	Filed	9341041	8/30/2010

KATE SPADE NEW YORK Spade Design	Hong Kong	Filed	301710413	9/8/2010

KATE SPADE NEW YORK Spade Design	Japan	Filed	2010072785	9/15/2010

KATE SPADE NEW YORK Spade Design	Mexico	Filed	1118318	9/8/2010

KATE SPADE NEW YORK Spade Design	Mexico	Registered	1118319	9/8/2010	1184352	10/15/2010

KATE SPADE NEW YORK Spade Design	Mexico	Registered	1118320	9/8/2010	1184353	10/15/2010

KATE SPADE NEW YORK Spade Design	Mexico	Filed	1118321	9/8/2010

KATE SPADE NEW YORK Spade Design	Mexico	Filed	1118322	9/8/2010

KATE SPADE NEW YORK Spade Design	Mexico	Filed	1118323	9/8/2010

KATE SPADE NEW YORK Spade Design	Mexico	Registered	1118324	9/8/2010	1190211	11/22/2010

KATE SPADE NEW YORK Spade Design	Philippines	Filed	42010010203	9/17/2010

KATE SPADE NEW YORK Spade Design	Singapore	Filed	T1011569G	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047277	9/8/2010

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047278	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047279	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047280	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047284	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	40201047281	9/8/2010

KATE SPADE NEW YORK Spade Design	South Korea	Filed	41201023260	9/8/2010

kate spade New York Stylized	Peru	Registered	2133162004	6/22/2004	99809	9/6/2004

KATE SPADE SATURDAY	Brazil	Filed	830758925	9/13/2010

KATE SPADE SATURDAY	Brazil	Filed	830758933	9/13/2010

KATE SPADE SATURDAY	Brazil	Filed	830758917	9/13/2010

KATE SPADE SATURDAY	Canada	Filed	1489500	7/21/2010

KATE SPADE SATURDAY	China P.R.	Filed	8527800	7/30/2010

KATE SPADE SATURDAY	China P.R.	Filed	8527759	7/30/2010

KATE SPADE SATURDAY	China P.R.	Filed	8527758	7/30/2010

KATE SPADE SATURDAY	Community Trademark	Registered	9265406	7/22/2010	9265406	12/7/2010

KATE SPADE SATURDAY	India	Filed	1993483	7/14/2010

KATE SPADE SATURDAY	India	Filed	1993484	7/14/2010

KATE SPADE SATURDAY	India	Filed	1993485	7/14/2010

KATE SPADE SATURDAY	Japan	Registered	2010057284	7/21/2010	5373635	12/3/2010

KATE SPADE SATURDAY in Chinese	China P.R.	Filed	8571702	8/13/2010

KATE SPADE SATURDAY in Chinese	China P.R.	Filed	8571701	8/13/2010

KATE SPADE SATURDAY in Chinese	China P.R.	Filed	8571700	8/13/2010

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
KATE SPADE Stacked Design	Hong Kong	Registered	300262449	8/4/2004	300262449	1/27/2005

KATE SPADE Stacked Design in Chinese (Kai zhi bei 1)	Singapore	Registered	T0720758F	10/22/2007	T0720758F	3/28/2008

KATE SPADE Stacked Design in Chinese (Kai zhi bei 1)	Singapore	Registered	T0722566E	11/27/2007	T0722566E	4/15/2008

KATE SPADE Stacked Design in Chinese (Kai zhi bei 2)	Singapore	Registered	T0720756Z	10/22/2007	T0720756Z	4/30/2008

KATE SPADE Stacked Design in Chinese (Kai zhi bei 2)	Singapore	Registered	T0722567C	11/27/2007	T0722567C	11/27/2007

KATE SPADE Stylized	China P.R.	Registered	3850595	12/18/2003	3850595	1/21/2007

KATE SPADE Stylized	China P.R.	Registered	4191326	7/27/2004	4191326	5/21/2007

KATE SPADE Stylized (lower case)	Paraguay	Registered	81352004	4/2/2004	274500	12/14/2004

KS (Noel Stylized)	Canada	Registered	1112053	8/9/2001	TMA648764	9/22/2005

LIVE COLORFULLY	Argentina	Filed	3072635	3/10/2011

LIVE COLORFULLY	Brazil	Filed	903479044	3/22/2011

LIVE COLORFULLY	Community Trademark	Filed	9847542	3/29/2011

LIVE COLORFULLY	Hong Kong	Filed	301840996	2/23/2011

LIVE COLORFULLY	Japan	Filed	201114384	3/1/2011

LIVE COLORFULLY	Mexico	Filed	1157911	2/24/2011

LIVE COLORFULLY	Singapore	Filed	Not Yet Issued	3/7/2011

LIVE COLORFULLY	South Korea	Filed	Not Yet Issued	2/23/2011

Multi-Stripe Color Logo	China P.R.	Filed	4195061	7/29/2004

MULTI-STRIPE DESIGN (COLOR)	Taiwan	Filed	94019636	4/26/2005

NOEL (DESIGN)	Bahamas	Filed	27132	10/29/2004

NOEL (DESIGN)	Bahamas	Filed	27133	10/29/2004

NOEL (DEVICE)	Vietnam	Registered	4200410936	10/12/2004	71088	3/30/2006

Noel Decade Logo	Canada	Registered	1175546	3/4/2003	TMA650990	10/20/2005

Noel Decade Logo	China P.R.	Filed	3885170	1/13/2004

Noel Decade Logo	Hong Kong	Registered	300143108	1/14/2004	300143108	5/25/2004

Noel Decade Logo	Japan	Registered	2004023812	3/15/2004	5012990	12/22/2006

NOEL DESIGN	Aruba	Registered	IM05030219	3/2/2005	23423	4/7/2005

NOEL DESIGN	Belize	Filed	NO NUMBER	3/22/2005

NOEL DESIGN	Bermuda	Registered	42404	9/29/2005	42404	6/27/2006

NOEL DESIGN	Brazil	Registered	826017398	10/31/2003	826017398	7/31/2007

NOEL DESIGN	Canada	Registered	1175547	5/12/2003	TMA625512	11/16/2004

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
NOEL DESIGN	Chile	Registered	675667	2/4/2005	738603	11/10/2005

NOEL DESIGN	Dominican Republic	Registered	200517149	3/18/2005	148743	7/30/2005

NOEL DESIGN	Ecuador	Registered	153717	2/16/2005	15306	2/16/2005

NOEL DESIGN	El Salvador	Registered	465832005	2/11/2005	181Book49	10/20/2005

NOEL DESIGN	Guatemala	Registered	2005000851	2/9/2005	145025	6/2/2006

NOEL DESIGN	Honduras	Registered	23532005	2/7/2005	96005	2/9/2006

NOEL DESIGN	Japan	Registered	2003083289	9/25/2003	4770603	5/14/2004

NOEL DESIGN	Monaco	Registered	26079	4/19/2005	05 24630	6/27/2005

NOEL DESIGN	Netherlands Antilles	Registered	D500111	3/2/2005	11201	3/2/2005

NOEL DESIGN	Nicaragua	Registered	200500421	2/10/2005	83574	10/13/2005

NOEL DESIGN	Puerto Rico	Registered	66098	8/19/2005	66098	8/19/2005

NOEL DESIGN	Trinidad	Filed	35848	2/21/2005

NOEL DESIGN (DISENO ESPCIAL)	Costa Rica	Registered	20052063	3/16/2005	154300	9/23/2005

Noel Logo	China P.R.	Registered	3811034	11/24/2003	3811034	12/28/2006

Noel Logo	China P.R.	Registered	4191324	7/27/2004	4191324	10/21/2008

Noel Logo	Hong Kong	Registered	300101735	10/28/2003	300101735	3/24/2004

Noel Logo	Hong Kong	Registered	300262412	8/4/2004	300262412	2/4/2005

Noel Logo	Japan	Registered	2004026526	3/22/2004	4808702	10/8/2004

Noel Logo	Macau	Registered	N018043700	7/29/2005	N018043	11/9/2005

Noel Logo	Paraguay	Registered	81332004	4/2/2004	273860	11/25/2004

Noel Logo	Singapore	Registered	T1000897A	1/27/2010	T1000897A	8/12/2010

Noel Logo	South Korea	Registered	4020020057588	12/12/2002	400572724	1/28/2004

Noel Logo	South Korea	Registered	4020020057586	12/12/2002	400576441	3/5/2004

Noel Logo	South Korea	Registered	4020020057579	12/12/2002	400577540	3/15/2004

Noel Logo	South Korea	Registered	4020020057587	12/12/2002	400579662	4/7/2004

Noel Logo	South Korea	Registered	4020020057589	12/12/2002	400589537	8/6/2004

Noel Logo	Turkey	Registered	200516770	5/3/2005	200516770	5/3/2005

Noel Logo	Uruguay	Registered	355279	6/16/2004	355279	12/20/2004

QUICK AND CURIOUS AND PLAYFUL	Canada	Filed	1482659	5/27/2010

QUICK AND CURIOUS AND PLAYFUL	Canada	Filed	1482712	5/27/2010

QUICK AND CURIOUS AND PLAYFUL	China P.R.	Filed	8477660	7/14/2010

QUICK AND CURIOUS AND PLAYFUL	China P.R.	Filed	8477659	7/14/2010

QUICK AND CURIOUS AND PLAYFUL	Community Trademark	Registered	9135328	5/27/2010	9135328	10/12/2010

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
QUICK AND CURIOUS AND PLAYFUL	Hong Kong	Filed	301635732	6/10/2010

QUICK AND CURIOUS AND PLAYFUL	Japan	Registered	2010054107	7/8/2010	5385003	1/21/2011

QUICK AND CURIOUS AND PLAYFUL	Mexico	Registered	1093165	5/31/2010	1184245	10/15/2010

QUICK AND CURIOUS AND PLAYFUL	Mexico	Filed	1098130	6/18/2010

QUICK AND CURIOUS AND PLAYFUL	Philippines	Filed	42010011195	10/12/2010

QUICK AND CURIOUS AND PLAYFUL	Philippines	Filed	42010011194	10/12/2011

QUICK AND CURIOUS AND PLAYFUL	Singapore	Registered	T1007189D	6/8/2010	T1007189D	6/8/2010

QUICK AND CURIOUS AND PLAYFUL	Singapore	Registered	T1007190H	6/8/2010	T1007190H	6/8/2010

QUICK AND CURIOUS AND PLAYFUL	South Korea	Filed	40201031673	6/16/2010

QUICK AND CURIOUS AND PLAYFUL	South Korea	Filed	41201015330	6/16/2010

SPADE	Canada	Filed	1097042	3/22/2001

SUPERCALIFRAGILIPSTICK	Brazil	Filed	830837094	11/11/2010

SUPERCALIFRAGILIPSTICK	Canada	Filed	1500768	10/22/2010

SUPERCALIFRAGILIPSTICK	China P.R.	Filed	8790867	10/29/2010

SUPERCALIFRAGILIPSTICK	Community Trademark	Filed	9470022	10/25/2010

SUPERCALIFRAGILIPSTICK	Hong Kong	Filed	301737423	10/15/2010

SUPERCALIFRAGILIPSTICK	Japan	Filed	201081739	10/20/2010

SUPERCALIFRAGILIPSTICK	Philippines	Filed	Application Instructed.

SUPERCALIFRAGILIPSTICK	Singapore	Registered	T1013439Z	10/15/2010	T1013439Z	10/15/2010

SUPERCALIFRAGILIPSTICK	South Korea	Filed	Not Yet Issued	10/15/2010

SUPERCALIFRAGILIPSTICK	United Arab Emirates	Filed	148749	10/28/2010

TWIRL	Brazil	Filed	830758941	9/13/2010

TWIRL	Canada	Filed	1486605	6/25/2010

TWIRL	China P.R.	Filed	8620433	8/30/2010

KATE SPADE, LLC
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
TWIRL	Community Trademark	Registered	8996282	3/31/2010	8996282	9/2/2010

TWIRL	Hong Kong	Filed	301659358	7/9/2010

TWIRL	Japan	Registered	2010075185	9/27/2010	5379233	12/24/2010

TWIRL	Macau	Registered	N51049	8/18/2010	N51049	12/29/2010

TWIRL	Mexico	Registered	1102171	7/5/2010	1191416	11/26/2010

TWIRL	Philippines	Filed	42010007916	7/21/2010

TWIRL	Singapore	Registered	T1008274H	7/2/2010	T1008274H	7/2/2010

TWIRL	South Korea	Filed	40201034841	7/2/2010

WINTER BLOSSOM	Community Trademark	Registered	3105178	3/24/2003	3105178	1/31/2005

WINTER BLOSSOM	Japan	Registered	2003024307	3/27/2003	4728605	11/21/2003

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
AXCESS	El Salvador	Registered	488252005	4/8/2005	59 book 54	12/20/2005

AXCESS	El Salvador	Registered	488262005	5/24/2005	98 book 54	12/20/2005

AXCESS	El Salvador	Registered	488272005	5/24/2005	101 Book 54	12/20/2005

AXCESS	Panama	Registered	14338201	6/27/2005	14338201	1/25/2006

AXCESS	Panama	Registered	14338301	6/27/2005	14338301	1/25/2006

AXCESS	Panama	Filed	14338401	6/27/2005

AXCESS & Design	China P.R.	Registered	4063935	5/14/2004	4063935	12/14/2007

AXCESS & Design	China P.R.	Registered	4063936	5/14/2004	4063936	3/13/2008

AXCESS & Design	China P.R.	Registered	4063937	5/14/2004	4063937	1/7/2009

Bag Bazaar Triangle	Dominican Republic	Registered	Not Available		43679	11/16/1987

Bag Bazaar Triangle	Dominican Republic	Registered	Not Available		43703	11/16/1987

Bag Bazaar Triangle	Dominican Republic	Registered	Not Available		43758	11/16/1987

BASIC NOT SO BASIC ISSUE Logo	Costa Rica	Registered	79180	4/9/1992	79180	4/9/1992

BASIC NOT SO BASIC ISSUE Logo	Costa Rica	Registered	Not Available		79186	4/9/1992

BELONGINGS	China P.R.	Registered	4830601	8/11/2005	4830601	4/21/2009

BELONGINGS	Mexico	Registered	725454	6/28/2005	921882	2/27/2006

BORA BORA LIZ CLAIBORNE	Bahrain	Registered	29881	7/3/2001	29881	2/23/2003

BORA BORA LIZ CLAIBORNE	Chile	Filed	572116	6/27/2002

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
BORA BORA LIZ CLAIBORNE	Israel	Registered	150587	7/9/2001	150587	7/9/2001

BORA BORA LIZ CLAIBORNE	Panama	Registered	116202	7/30/2001	116202	3/17/2003

BORA BORA LIZ CLAIBORNE	Paraguay	Registered	161562001	7/4/2001	255707	3/26/2003

BORN IN THE GLAMOROUS USA	China P.R.	Registered	899373	9/15/2006	899373	9/15/2006

BORN IN THE GLAMOROUS USA	Community Trademark	Registered	899373	9/15/2006	899373	11/2/2006

BORN IN THE GLAMOROUS USA	Madrid Protocol	Registered	899373	9/15/2006	899373	9/15/2006

BORN IN THE GLAMOROUS USA	Mexico	Registered	41771	6/28/2007	43276	7/25/2007

BORN IN THE GLAMOROUS USA	Norway	Registered	899373	9/15/2006	899373	9/15/2006

BORN IN THE GLAMOROUS USA	South Korea	Registered	899373	9/15/2006	899373	6/24/2008

BORN IN THE GLAMOROUS USA	Switzerland	Registered	899373	9/15/2006	899373	9/15/2006

CIANI	Switzerland	Registered	Not Available		295546	7/24/1978

CITY UNLTD.	China P.R.	Registered	5084575	12/26/2005	5084575	4/28/2009

CITY UNLTD.	China P.R.	Registered	5084576	12/26/2005	5084576	6/28/2009

CITY UNLTD.	China P.R.	Registered	5084577	12/26/2005	5084577	6/28/2009

CITY UNLTD.	Mexico	Registered	757637	12/20/2005	919472	2/15/2006

CLAIBORNE	Anguilla	Registered	2194	9/29/1989	2194	9/29/1989

CLAIBORNE	Antigua	Registered	Not Available		3007	6/16/1988

CLAIBORNE	Antigua	Registered	Not Available		2927	9/22/1987

CLAIBORNE	Antigua	Registered	Not Available		3063	9/26/1989

CLAIBORNE	Aruba	Registered	Not Available		14462	4/27/1989

CLAIBORNE	Bahamas	Registered	Not Available		12406	3/16/1987

CLAIBORNE	Bahamas	Registered	Not Available		12405	3/16/1987

CLAIBORNE	Bahamas	Registered	Not Available		12308	1/21/1987

CLAIBORNE	Bahamas	Registered	Not Available		12404	3/16/1987

CLAIBORNE	Bahamas	Registered	Not Available		13290	4/7/1989

CLAIBORNE	Bahrain	Registered	148598	8/15/1998	24284	8/15/1998

CLAIBORNE	Bahrain	Registered	148698	8/15/1998	24285	8/15/1998

CLAIBORNE	Bahrain	Registered	148798	8/15/1998	SM2831	8/15/1998

CLAIBORNE	Bangladesh	Registered	26497	2/20/1988	26497	2/20/1988

CLAIBORNE	Barbados	Registered	Not Available		81948	8/26/1987

CLAIBORNE	Barbados	Registered	Not Available		81947	8/26/1987

CLAIBORNE	Barbados	Registered	Not Available		811185	8/26/1987

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Barbados	Registered	81004257	4/6/1995	814257	4/6/1995

CLAIBORNE	Barbados	Registered	811092	6/19/1987	811092	6/19/1987

CLAIBORNE	Belize	Registered	Not Available		6857	11/30/1993

CLAIBORNE	Bermuda	Registered	Not Available		B20,433	7/5/1989

CLAIBORNE	Bermuda	Registered	Not Available		26577	12/2/1994

CLAIBORNE	Bermuda	Registered	Not Available		B22,074	5/4/1993

CLAIBORNE	Bolivia	Registered	46153C	10/20/1987	69865A	10/20/1987

CLAIBORNE	Bolivia	Registered	46152C	10/20/1987	69863A	10/20/1987

CLAIBORNE	Bolivia	Registered	46149C	10/20/1987	69862A	10/20/1987

CLAIBORNE	British Virgin	Registered	Not Available		2435	7/26/1989

	Islands

CLAIBORNE	Chile	Registered	Not Available	1/18/2005	435655	12/13/1994

CLAIBORNE	Chile	Registered	Not Available		440781	3/9/1995

CLAIBORNE	Colombia	Registered	92278020	4/25/1991	133325	4/25/1991

CLAIBORNE	Costa Rica	Registered	19940007795	11/28/1994	91502	5/29/1995

CLAIBORNE	Costa Rica	Registered	20070002590	3/21/2007	174838	5/19/2008

CLAIBORNE	Costa Rica	Registered	19007035224	12/1/1988	70352	8/1/1989

CLAIBORNE	Costa Rica	Registered	19007263325	10/31/1989	72633	7/9/1990

CLAIBORNE	Cyprus	Registered	Not Available		36452	4/29/1992

CLAIBORNE	Dominica	Registered	Not Available		3189	7/20/1989

CLAIBORNE	Dominican Republic	Registered	Not Available		76227	1/15/1995

CLAIBORNE	Egypt	Registered	117097	8/18/1998	117097	6/30/2002

CLAIBORNE	Egypt	Registered	117095	8/18/1998	117095	6/30/2002

CLAIBORNE	Egypt	Registered	117096	8/18/1998	117096	6/30/2002

CLAIBORNE	Egypt	Registered	117098	8/18/1998	117098	6/30/2002

CLAIBORNE	Egypt	Registered	117099	8/18/1998	117099	7/1/2002

CLAIBORNE	Egypt	Registered	117100	8/18/1998	117100	6/30/2002

CLAIBORNE	Greece	Registered	Not Available	5/2/1989	93559	5/19/1992

CLAIBORNE	Greece	Registered	85145	3/20/1987	85.145	11/17/1989

CLAIBORNE	Grenada	Registered	Not Available		57 of 1989	9/28/1984

CLAIBORNE	Guatemala	Registered	Not Available		54102480119	10/27/1987

CLAIBORNE	Guatemala	Registered	Not Available		54242119120	11/16/1987

CLAIBORNE	Guatemala	Registered	Not Available		56469343124	11/3/1988

CLAIBORNE	Guyana	Registered	12938A	5/17/1989	12938A	5/17/1989

CLAIBORNE	Honduras	Registered	48214	9/8/1987	48214	9/8/1987

CLAIBORNE	Honduras	Registered	48264	9/8/1987	48264	9/8/1987

CLAIBORNE	Honduras	Registered	48262	9/8/1987	48262	9/8/1987

CLAIBORNE	Honduras	Registered	48859	2/2/1988	48859	2/2/1988

CLAIBORNE	Honduras	Filed	33202001	8/2/2001

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Iceland	Registered	Not Available		8631992	9/1/1992

CLAIBORNE	India	Registered	471916	5/7/1987	471916	5/7/1987

CLAIBORNE	India	Registered	471916	5/7/1987	471916	5/7/1987

CLAIBORNE	Israel	Registered	Not Available	10/15/1984	59724	12/30/1988

CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64236	8/16/1990

CLAIBORNE	Israel	Registered	72198	4/10/1989	72198	8/6/1992

CLAIBORNE	Jamaica	Registered	Not Available		A24418	4/19/1989

CLAIBORNE	Kuwait	Registered	41628	11/21/1998	38191	11/21/1998

CLAIBORNE	Kuwait	Registered	Not Available		24437	1/27/1993

CLAIBORNE	Macedonia	Registered	PZ245394	7/5/1994	2508	3/15/1990

CLAIBORNE	Macedonia	Registered	PZ245694	7/5/1994	4362	11/1/1988

CLAIBORNE	Monaco	Registered	87.11035	1/9/1987	2R96.17441	8/28/1996

CLAIBORNE	Morocco	Registered	38447	1/30/1987	38.447	1/30/1987

CLAIBORNE	Morocco	Registered	6701	6/24/1987	6701	6/24/1987

CLAIBORNE	Myanmar	Registered	Not Available		66652003	11/24/2003

CLAIBORNE	Netherlands Antilles	Registered	Not Available		7192	12/28/2001

CLAIBORNE	Netherlands Antilles	Registered	Not Available		7206	12/28/2001

CLAIBORNE	New Zealand	Registered	Not Available		274752	3/27/1997

CLAIBORNE	Nicaragua	Registered	Not Available		23.371 c.c.	6/16/1993

CLAIBORNE	Norway	Registered	144088	2/14/1991	144088	2/14/1991

CLAIBORNE	Oman	Registered	6517	1/29/1992	6517	8/1/2001

CLAIBORNE	Pakistan	Registered	95693	9/10/1987	95693	9/10/1987

CLAIBORNE	Pakistan	Registered	95696	9/10/1987	95696	9/10/1987

CLAIBORNE	Pakistan	Registered	95697	9/10/1987	95697	9/10/1987

CLAIBORNE	Panama	Registered	Not Available		41175	7/20/1993

CLAIBORNE	Panama	Registered	45909	1/27/1989	45909	1/27/1989

CLAIBORNE	Paraguay	Registered	66682001	9/10/1991	244092	9/10/1991

CLAIBORNE	Paraguay	Registered	66692001	9/10/1991	245510	9/10/1991

CLAIBORNE	Paraguay	Registered	66662001	9/10/1991	244091	9/10/1991

CLAIBORNE	Paraguay	Registered	245509	9/10/1991	245509	9/10/1991

CLAIBORNE	Peru	Registered		7/31/1987	69541	7/31/1987

CLAIBORNE	Philippines	Registered	Not Available		44225	5/5/1989

CLAIBORNE	Philippines	Registered	Not Available		99721	10/29/1999

CLAIBORNE	Philippines	Registered	38994	3/27/1985	38994	5/13/1988

CLAIBORNE	Philippines	Filed	97613	1/9/1995

CLAIBORNE	Poland	Registered	Z128757	1/20/1994	R89603	3/26/1996

CLAIBORNE	Puerto Rico	Registered	Not Available		29672	10/31/1990

CLAIBORNE	Puerto Rico	Registered	Not Available		29671	10/31/1990

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE	Qatar	Registered	Not Available	10/29/1991	9212	5/23/1999

CLAIBORNE	Qatar	Registered	19168	8/17/1998	19168	8/17/1998

CLAIBORNE	Qatar	Registered	19169	8/17/1998	19169	8/17/1998

CLAIBORNE	Qatar	Registered	19170	8/17/1998	19170	8/17/1998

CLAIBORNE	Ras Al-Khaimah	Registered	Not Available		8438	9/9/1992

CLAIBORNE	Romania	Registered	Not Available		21822	3/21/1994

CLAIBORNE	Slovak Republic	Registered	Not Available		179825	1/26/1994

CLAIBORNE	Sri Lanka	Registered	Not Available		56956	2/27/1989

CLAIBORNE	Sri Lanka	Registered	Not Available		56955	2/27/1989

CLAIBORNE	Sri Lanka	Registered	Not Available		56954	2/27/1989

CLAIBORNE	Sri Lanka	Registered	Not Available		56953	2/27/1989

CLAIBORNE	Sri Lanka	Registered	Not Available		56952	2/27/1989

CLAIBORNE	Sri Lanka	Registered	Not Available		56951	2/27/1989

CLAIBORNE	St. Kitts-Nevis	Registered	Not Available		4248	11/18/1994

CLAIBORNE	St. Lucia	Registered	Not Available		531989	6/3/1989

CLAIBORNE	St. Vincent	Registered	Not Available		461989	9/28/1984

CLAIBORNE	Surinam	Registered	Not Available		13401	10/5/1992

CLAIBORNE	Sweden	Registered	Not Available		227082	10/11/1991

CLAIBORNE	Turkey	Registered	95014508	12/8/1995	165674	12/8/1995

CLAIBORNE	Turkey	Registered	87099732	8/21/1987	99732	8/21/1987

CLAIBORNE	Turks & Caicos	Registered	Not Available		10532	6/5/1989

CLAIBORNE	Venezuela	Registered	Not Available		137020M	2/17/1989

CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5828	9/8/1992

CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5827	9/8/1992

CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5826	9/8/1992

CLAIBORNE	Virgin Islands (U.S.)	Registered	5647	3/15/1988	5647	6/14/1989

CLAIBORNE	Virgin Islands (U.S.)	Registered	Not Available		6179	12/5/1994

CLAIBORNE	Yugoslavia	Registered	Z198725	11/1/1988	32286Z2587	11/1/1988

CLAIBORNE (Industrial)	Chile	Registered	923728	9/21/2000	579317	10/17/2000

CLAIBORNE Block	El Salvador	Registered	38 Book 127	3/23/1990	38 Book 127	3/23/1990

CLAIBORNE Bottle	Aruba	Registered	Not Available	5/21/1992	15733	6/15/1992

CLAIBORNE Bottle	Barbados	Registered	Not Available	4/21/1992	817397	7/8/1998

CLAIBORNE Bottle	Belize	Registered	Not Available		6860	11/30/1993

CLAIBORNE BOTTLE	Bermuda	Registered	Not Available		A22075	5/4/1993

CLAIBORNE Bottle	British Virgin Islands	Registered	Not Available		1210	8/12/1991

CLAIBORNE Bottle	Dominica	Registered	Not Available		33725	8/12/1991

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE Bottle	Grenada	Registered	Not Available		80 of 1992	8/12/1991

CLAIBORNE BOTTLE	Haiti	Registered	OrigReg2787		383123	4/30/1990

CLAIBORNE BOTTLE	Montserrat	Registered	Not Available		1708	7/2/1993

CLAIBORNE BOTTLE	Netherlands Antilles	Registered	Not Available	4/29/1992	8338	2/22/2002

CLAIBORNE BOTTLE	St. Lucia	Registered	Not Available		1591992	8/12/1991

CLAIBORNE BOTTLE	St. Vincent	Registered	Not Available	8/12/1991	119 of 1992	8/12/1991

CLAIBORNE BOTTLE	Turks & Caicos	Registered	Not Available	6/9/1992	10791	2/8/1993

CLAIBORNE BOTTLE	Virgin Islands (U.S.)	Registered	Not Available		6033	10/20/1993

CLAIBORNE Bottle	Virgin Islands (U.S.)	Registered	Not Available		6695	9/4/2000

CLAIBORNE Logo	Antigua	Registered	Not Available		3013	6/16/1988

CLAIBORNE Logo	Antigua	Registered	Not Available		2928	9/22/1987

CLAIBORNE Logo	Aruba	Registered	Not Available		12657	7/8/1988

CLAIBORNE Logo	Bahamas	Registered	Not Available		12409	3/16/1987

CLAIBORNE Logo	Bahamas	Registered	Not Available		12408	3/16/1987

CLAIBORNE Logo	Bahamas	Registered	Not Available		12302	1/21/1987

CLAIBORNE Logo	Bahamas	Registered	Not Available		12407	3/16/1987

CLAIBORNE Logo	Bangladesh	Registered	26499	2/20/1988	26499	2/20/1988

CLAIBORNE Logo	Bangladesh	Filed	73482	2/20/1988

CLAIBORNE Logo	Barbados	Registered	Not Available		811112	8/26/1987

CLAIBORNE Logo	Barbados	Registered	Not Available		811113	8/26/1987

CLAIBORNE Logo	Barbados	Registered	Not Available		811114	8/26/1987

CLAIBORNE Logo	Barbados	Registered	811093	6/19/1987	811093	6/19/1987

CLAIBORNE Logo	Bolivia	Registered	Not Available		46161	10/20/1987

CLAIBORNE Logo	Bolivia	Registered	Not Available		46160	10/20/1987

CLAIBORNE Logo	Bolivia	Registered	Not Available		46145	10/20/1987

CLAIBORNE Logo	Colombia	Registered		3/9/1990	128206	3/9/1990

CLAIBORNE Logo	Ecuador	Registered	Not Available	5/10/1988	105588	5/10/1988

CLAIBORNE Logo	El Salvador	Registered	Not Available		212 Book 123	9/28/1989

CLAIBORNE Logo	Guatemala	Registered	Not Available		54766143121	12/8/1987

CLAIBORNE Logo	Guatemala	Registered	Not Available		5432203120	2/1/1988

CLAIBORNE Logo	Guatemala	Registered	Not Available		54358235120	2/2/1988

CLAIBORNE Logo	Honduras	Registered	48263	9/8/1987	48263	9/8/1987

CLAIBORNE Logo	Honduras	Registered	48266	9/8/1987	48266	9/8/1987

CLAIBORNE Logo	Honduras	Registered	48213	9/8/1987	48213	9/8/1987

CLAIBORNE Logo	Jamaica	Registered	Not Available		22255	1/19/1987

CLAIBORNE Logo	Jamaica	Registered	Not Available		22275	1/19/1987

CLAIBORNE Logo	Jamaica	Registered	Not Available		22277	1/19/1987

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CLAIBORNE Logo	Macedonia	Registered	PZ245494	7/5/1994	4360	11/1/1988

CLAIBORNE Logo	Monaco	Registered	Not Available	1/9/1987	9617442	8/28/1996

CLAIBORNE Logo	Morocco	Registered	Not Available		38.448	1/30/1987

CLAIBORNE Logo	Morocco	Registered	Not Available		6702	6/24/1987

CLAIBORNE Logo	Netherlands Antilles	Registered	Not Available		7191	12/28/2001

CLAIBORNE Logo	Nicaragua	Registered	Not Available		19,044 c.c.	12/5/1988

CLAIBORNE Logo	Nicaragua	Registered	18943	9/13/1989	18943	9/13/1989

CLAIBORNE Logo	Norway	Registered	Not Available		133.814	10/13/1988

CLAIBORNE Logo	Panama	Registered	43326	10/16/1990	43326	10/16/1990

CLAIBORNE Logo	Philippines	Registered	Not Available		43912	4/19/1989

CLAIBORNE Logo	Sri Lanka	Registered	Not Available		57433	5/26/1989

CLAIBORNE Logo	Sweden	Registered	Not Available		208957	2/5/1988

CLAIBORNE Logo	Switzerland	Registered	28101989	4/11/1989	P373588	4/11/1989

CLAIBORNE Logo	Venezuela	Registered	Not Available		137012M	2/27/1989

CLAIBORNE Logo	Yugoslavia	Registered	Not Available		32287Z2687	11/1/1988

CLAIBORNE SPORT	Aruba	Registered	Not Available		18558	6/13/1997

CLAIBORNE SPORT	Bahamas	Registered	Not Available		19494	4/25/1997

CLAIBORNE SPORT	Bahrain	Registered	217398	11/30/1998	24797	1/1/2002

CLAIBORNE SPORT	Bermuda	Registered	Not Available		29253	10/24/1997

CLAIBORNE SPORT	Chile	Registered	Not Available		498.89	12/15/1997

CLAIBORNE SPORT	Netherlands Antilles	Registered	Not Available		7193	12/28/2001

CLAIBORNE SPORT	Norway	Registered	Not Available		188772	3/12/1998

CLAIBORNE SPORT	Panama	Registered	97748	12/4/1998	97748	12/4/1998

CLAIBORNE SPORT	Philippines	Filed	4199809481	12/29/1998

CLAIBORNE SPORT	Puerto Rico	Registered	40110	3/26/1997	40110	3/26/1997

CLAIBORNE SPORT	Virgin Islands (U.S.)	Registered	Not Available		6593	10/8/1999

CLAIBORNE Stylized	India	Registered	461465	10/9/1986	461465	10/9/1986

Cosmetic Triange Logo	Antigua	Registered	Not Available		3062	9/26/1989

Cosmetic Triange Logo	Belize	Registered	Not Available		6862	11/30/1993

Cosmetic Triangle Logo	Aruba	Registered	Not Available		14461	3/14/1990

Cosmetic Triangle Logo	Bahamas	Registered	Not Available		13289	4/7/1989

Cosmetic Triangle Logo	Bermuda	Registered	Not Available		B20,434	7/5/1989

Cosmetic Triangle Logo Islands	British Virgin	Registered	Not Available		2434	7/26/1989

Cosmetic Triangle Logo	Dominica	Registered	Not Available		4890	4/27/1990

Cosmetic Triangle Logo	Grenada	Registered	Not Available		40 of 1991	4/10/1989

Cosmetic Triangle Logo	Jamaica	Registered	Not Available		B27254	4/17/1989

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date

Cosmetic Triangle Logo	Netherlands Antilles	Registered	Not Available		7207	12/28/2001

Cosmetic Triangle Logo	St. Kitts-Nevis	Registered	Not Available		3380	9/7/1989

Cosmetic Triangle Logo	Virgin Islands (U.S.)	Registered	Not Available		5646	6/14/1989

COUTURE COUTURE	Bahrain	Registered	49959	9/17/2006	49959	9/17/2006

COUTURE COUTURE	China P.R.	Registered	899386	9/11/2006	899386	9/11/2006

COUTURE COUTURE	China P.R.	Registered	4830619	8/11/2005	4830619	10/14/2009

COUTURE COUTURE	Community Trademark	Registered	899386	9/11/2006	899386	9/11/2006

COUTURE COUTURE	Indonesia	Registered	D002006034135	10/13/2006	IDM000164929	6/6/2008

COUTURE COUTURE	Japan	Registered	899386	9/11/2006	899386	9/11/2006

COUTURE COUTURE	Kuwait	Registered	80318	10/21/2006	68966	10/21/2006

COUTURE COUTURE	Oman	Registered	41598	9/20/2006	41598	9/30/2007

COUTURE COUTURE	Singapore	Registered	T0622306E	3/23/2006	896955	3/23/2006

COUTURE COUTURE	Singapore	Registered	T0619447B	9/15/2006	T0619447B	5/16/2007

COUTURE COUTURE	Taiwan	Registered	95048196	9/21/2006	1300849	2/16/2008

COUTURE COUTURE	Thailand	Registered	640285	9/27/2006	TM277735	3/14/2008

COUTURE COUTURE LOS ANGELES	China P.R.	Filed	5002348	11/14/2005

COUTURE COUTURE LOS ANGELES	China P.R.	Filed	5416040	6/13/2006

COUTURE COUTURE LOS ANGELES	Hong Kong	Filed	300715365	8/31/2006

COUTURE COUTURE LOS ANGELES	Singapore	Registered	T0619018C	9/12/2006	T0619018C	1/11/2007

CRAZY HORSE	Japan	Registered	H06066132	6/30/1994	3258681	2/24/1997

CRAZY HORSE	Turkey	Registered	200527096	6/30/2005	200527096	6/30/2005

CURVE	Bahrain	Registered	41697	3/25/1997	21811	10/15/2000

CURVE	China P.R.	Registered	4061898	5/13/2004	4061898	2/14/2007

CURVE	China P.R.	Registered	4061896	5/13/2004	4061896	4/28/2007

CURVE	China P.R.	Registered	4061897	5/13/2004	4061897	6/14/2008

CURVE	China P.R.	Filed	4061895	5/13/2004

CURVE	China P.R.	Filed	4061894	5/13/2004

CURVE	Costa Rica	Registered	98401	1/3/1997	98401	1/3/1997

CURVE	Iceland	Registered	2251997	2/17/1997	10651997	8/27/1997

CURVE	Kuwait	Registered	36531	5/17/1997	32868	5/17/1997

CURVE	New Zealand	Registered	252018	8/7/1995	252018	8/7/1995

CURVE	Panama	Registered	87726	12/12/1997	87726	12/12/1997

CURVE	Paraguay	Filed	22161999	2/11/1999

CURVE	Philippines	Registered	124615	9/10/1997	41997124615	8/1/2002

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
CURVE	Puerto Rico	Registered	36899	8/11/1995	36899	8/11/1995

CURVE	Switzerland	Registered	429458	8/9/1995	429458	8/9/1995

CURVE	Turkey	Registered	200527098	6/30/2005	200527098	6/30/2005

CURVE	Turks & Caicos	Filed	13523	5/6/2004

CURVE CRUSH	Bahamas	Filed	26637	1/1/2006

CURVE CRUSH	Canada	Registered	1194698	10/30/2003	TMA701856	11/27/2007

CURVE CRUSH	Dominican Republic	Registered	200418389	3/8/2004	141203	5/30/2004

CURVE CRUSH	Panama	Registered	133208-01	2/11/2004	13320801	2/11/2004

CURVE CRUSH	Puerto Rico	Registered	62015	2/6/2004	62015	2/6/2004

CURVE CRUSH	Trinidad	Filed	34683	2/2/2004

CURVE CRUSH	Venezuela	Filed	106104	1/28/2004

DANA BUCHMAN	Bangladesh	Filed	39603	1/3/1994

DANA BUCHMAN	Costa Rica	Registered	87331	1/14/1994	87331	6/10/1994

DANA BUCHMAN	Dominican Republic	Registered	52585	2/12/1992	52585	2/12/1992

DANA BUCHMAN	Egypt	Filed	117101	8/18/1998

DANA BUCHMAN	Egypt	Filed	117103	8/18/1998

DANA BUCHMAN	Egypt	Filed	117104	8/18/1998

DANA BUCHMAN	Guatemala	Registered	20041320	8/1/1994	71002349153	8/1/1994

DANA BUCHMAN	Iceland	Registered	3871992	4/29/1992	8691992	9/1/1992

DANA BUCHMAN	Israel	Registered	81597	11/19/1991	81597	11/3/1994

DANA BUCHMAN	Jamaica	Registered	251298	9/9/1991	27420	9/9/1991

DANA BUCHMAN	Macedonia	Registered	Z1152194	7/5/1994	5011	11/6/1996

DANA BUCHMAN	Netherlands Antilles	Registered	17588	6/22/1993	7201	12/28/2001

DANA BUCHMAN	Nicaragua	Registered	199400853	4/5/1994	27085 C.C.	11/1/1994

DANA BUCHMAN	Panama	Registered	61607	6/16/1992	61607	2/9/1994

DANA BUCHMAN	Paraguay	Registered	207832004	12/6/1994	276357	12/6/1994

DANA BUCHMAN	Paraguay	Registered	207842004	12/6/1994	276358	12/6/1994

DANA BUCHMAN	Paraguay	Registered	207852004	12/6/1994	276359	12/6/1994

DANA BUCHMAN	Philippines	Registered	80875	5/25/1992	57872	5/2/1994

DANA BUCHMAN	Puerto Rico	Registered	34324	4/11/1994	34324	4/11/1994

DANA BUCHMAN	Sri Lanka	Registered	62813	12/10/1991	62813	12/13/1991

DANA BUCHMAN	Switzerland	Registered	73921992	10/14/1992	403847	4/1/1993

DANA BUCHMAN	Virgin Islands (U.S.)	Registered	6030	8/2/1988	6030	8/2/1988

Diamond Design	Dominican Republic	Registered	Not Available		50897	4/19/1991

ELISABETH	Brazil	Registered	820907871	7/16/1998	820907871	12/19/2006

ELISABETH	Chile	Filed	186.014	8/27/1991

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
ELISABETH	Egypt	Registered	117106	8/18/1998	117106	6/30/2002

ELISABETH	Egypt	Registered	117107	8/18/1998	117107	6/30/2002

ELISABETH	Egypt	Registered	117108	8/18/1998	117108	7/1/2002

ELISABETH	Egypt	Registered	117109	8/18/1998	117109	7/1/2002

ELISABETH	Egypt	Registered	117110	8/18/1998	117110	7/1/2002

ELISABETH	El Salvador	Registered	418798	7/20/1998	10Book129	4/30/2001

ELISABETH	El Salvador	Filed	418898	7/20/1998

ELISABETH	Guatemala	Filed	M54898	7/21/1998

ELISABETH	Jamaica	Registered	Not Available	9/9/1991	B27437	9/9/1991

ELISABETH	Lebanon	Registered	76877	8/25/1998	76877	8/26/1998

ELISABETH	Macedonia	Registered	Z1152094	7/5/1994	5014	11/6/1996

ELISABETH	Mongolia	Registered	Not Available	2/9/2000	2952	2/9/2000

ELISABETH	Nicaragua	Registered	Not Available	5/10/1999	41,110 c.c.	5/10/1999

ELISABETH	Philippines	Filed	4199808812	12/1/1998

ELISABETH A LIZ CLAIBORNE COMPANY	Netherlands Antilles	Registered	Not Available	6/22/1993	7199	12/28/2001

ELISABETH A LIZ CLAIBORNE COMPANY	Puerto Rico	Registered	31772	9/11/1992	31772	3/15/1993

ELISABETH A LIZ CLAIBORNE COMPANY	Sri Lanka	Registered	65352	11/20/1992	65352	11/23/1992

ELISABETH A LIZ CLAIBORNE COMPANY	Ukraine	Registered	Not Available	12/20/1993	9997	6/30/1998

ELISABETH LIZ CLAIBORNE INC	Paraguay	Registered	13792003	2/1/1993	262767	2/1/1993

ELISABETH LIZ CLAIBORNE INC.	Chile	Filed	199.017	2/2/1992

ELISABETH LIZ CLAIBORNE INC.	Iceland	Registered	Not Available	9/1/1992	8711992	9/1/1992

ELISABETH LIZ CLAIBORNE INC.	Paraguay	Registered	Not Available		262767	10/27/2003

ESTATE BY MONET	China P.R.	Filed	4830608	8/11/2005

ESTATE BY MONET	Community Trademark	Registered	4508602	6/24/2005	4508602	6/8/2007

ESTATE BY MONET	Community Trademark	Registered	880544	2/3/2006	880544	2/3/2006

ESTATE BY MONET	Madrid Protocol	Registered	880544	2/3/2006	880544	2/3/2006

ESTATE BY MONET	Mexico	Registered	725460	6/28/2005	1003978	9/26/2007

ESTATE BY MONET	Panama	Registered	14339201	6/27/2005	14339201	6/27/2005

ESTATE BY MONET	Peru	Registered	247003	6/30/2005	123608	12/14/2006

ESTATE BY MONET	Puerto Rico	Registered	67135	6/20/2005	67135	12/10/2007

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
EVOKE	Bahamas	Registered	12163	9/16/1986	12163	9/16/1986

GLASS Bottle	Belize	Registered	6861	4/10/1989	6861	11/30/1993

GLASS BOTTLE	Bermuda	Registered	Not Available	5/4/1993	B22083	5/4/1993

GLASS BOTTLE	Netherlands Antilles	Registered	Not Available	4/29/1992	8337	2/22/2002

Glass Bottle Configuration	Barbados	Registered	Not Available		817759	9/4/1998

GLASS BOTTLE CONFIGURATION	Dominica	Registered	Not Available		33786	4/10/1989

GLASS BOTTLE CONFIGURATION	Guyana	Registered	13988C	4/10/1989	13988C	4/10/1989

Glass Bottle Design	Aruba	Registered	15732	5/21/1992	15732	6/15/1992

GLASS BOTTLE DESIGN	British Virgin Islands	Registered	1211	4/10/1989	1211	4/10/1989

GLASS BOTTLE DESIGN	Grenada	Registered	Not Available		79 of 1992	4/10/1989

GLASS BOTTLE DESIGN	Turks & Caicos	Registered	10792	6/9/1992	10792	2/8/1993

GLASS BOTTLE DESIGN	Virgin Islands (U.S.)	Registered	Not Available		6034	10/20/1993

JANE STREET	China P.R.	Registered	4061654	5/13/2004	4061654	2/14/2007

JANE STREET	China P.R.	Registered	4061653	5/13/2004	4061653	11/14/2007

JANE STREET	China P.R.	Registered	4061652	5/13/2004	4061652	11/14/2007

JANE STREET	Community Trademark	Registered	3837309	5/17/2004	3837309	1/12/2007

JANE STREET	Turkey	Registered	200527103	6/30/2005	200527103	6/30/2005

JM Design	Japan	Registered	2005026797	3/28/2005	4959318	6/9/2006

JM Design	South Korea	Registered	40200516761	11/6/2004	400649664	2/2/2006

JM JUICY COUTURE Design	Japan	Registered	2005026798	3/28/2005	4915751	12/16/2005

JUICY	China P.R.	Registered	6005670	4/18/2007	6005670	12/14/2009

JUICY	China P.R.	Filed	8081567	2/24/2010

JUICY	Hong Kong	Registered	75652000	4/7/2000	75652000	2/28/2001

JUICY	Hong Kong	Filed	301784322	12/8/2010

JUICY	Indonesia	Registered	495072	2/1/2001	495072	12/5/2001

JUICY	Japan	Registered	2005023677	3/17/2005	4915741	12/16/2005

JUICY	Japan	Registered	2007043765	5/1/2007	5146823	6/27/2008

JUICY	Japan	Registered	2007039358	4/19/2007	5348222	8/27/2010

JUICY	Kuwait	Registered	86099	5/29/2007	69531	5/29/2007

JUICY	Kuwait	Filed	107927	11/25/2009

JUICY	Kuwait	Filed	107928	11/25/2009

JUICY	Kuwait	Filed	107929	11/25/2009

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JUICY	Malaysia	Registered	200005459	5/2/2000	200005459	5/2/2000

JUICY	Mexico	Registered	849933	4/20/2007	987591	5/31/2007

JUICY	Mexico	Registered	819934	4/20/2007	1039396	5/14/2008

JUICY	Mexico	Filed	969973	10/24/2008

JUICY	Mexico	Filed	1064614	2/3/2010

JUICY	New Zealand	Registered	613950	5/8/2000	613950	12/17/2001

JUICY	Philippines	Registered	42000003536	4/28/2000	42000003536	12/14/2003

JUICY	Saudi Arabia	Registered	116721	4/24/2007	101721	10/12/2008

JUICY	Saudi Arabia	Registered	116722	4/24/2007	101722	10/12/2008

JUICY	Saudi Arabia	Registered	116723	4/24/2007	101622	9/22/2008

JUICY	United Arab Emirates	Registered	93597	4/24/2007	94209	4/12/2009

JUICY	United Arab Emirates	Registered	93598	4/24/2007	91127	8/24/2008

JUICY	United Arab Emirates	Registered	92599	4/24/2007	91128	8/24/2008

JUICY COUTURE	Argentina	Registered	2552739	11/5/2004	2092855	6/15/2006

JUICY COUTURE	Argentina	Registered	2552738	11/5/2004	2092854	6/15/2006

JUICY COUTURE	Argentina	Registered	2552737	11/5/2004	2092853	6/15/2006

JUICY COUTURE	Aruba	Registered	IM04090115	8/31/2004	23088	10/6/2004

JUICY COUTURE	Bahamas	Registered	27024	9/21/2004	27024	9/21/2004

JUICY COUTURE	Bahamas	Registered	27026	9/21/2004	27026	9/21/2004

JUICY COUTURE	Bahamas	Registered	27025	9/21/2004	27025	9/21/2004

JUICY COUTURE	Bahrain	Registered	43214	1/3/2005	43214	1/17/2007

JUICY COUTURE	Bahrain	Registered	46171	11/27/2005	46171	11/27/2005

JUICY COUTURE	Bangladesh	Filed	85523	5/12/2004

JUICY COUTURE	Barbados	Registered	8119533	6/22/2004	8119533	8/10/2005

JUICY COUTURE	Barbados	Registered	8119532	6/22/2004	8119532	8/10/2005

JUICY COUTURE	Barbados	Registered	8119531	6/22/2004	8119531	8/10/2005

JUICY COUTURE	Bermuda	Registered	41469	10/14/2004	41469	7/10/2006

JUICY COUTURE	Bermuda	Registered	41467	10/14/2004	41467	9/1/2005

JUICY COUTURE	Bermuda	Registered	41468	10/14/2004	41468	9/1/2005

JUICY COUTURE	Bermuda	Registered	45318	11/10/2005	45318	1/25/2006

JUICY COUTURE	Bosnia-Herzegovina	Registered	BAZ047683A	4/14/2004	BAZ047683	3/30/2009

JUICY COUTURE	Brazil	Filed	826652182	6/22/2004

JUICY COUTURE	Brazil	Filed	826652174	6/22/2004

JUICY COUTURE	Bulgaria	Registered	71297	5/12/2004	54236	3/1/2006

JUICY COUTURE	Chile	Filed	711230	11/16/2005

JUICY COUTURE	China P.R.	Registered	4054365	5/9/2004	4054365	3/7/2007

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	China P.R.	Filed	5532653	8/10/2006

JUICY COUTURE	Costa Rica	Registered	20040008189	11/1/2004	156984	3/2/2006

JUICY COUTURE	Costa Rica	Registered	20050008954	11/17/2005	160089	7/6/2006

JUICY COUTURE	Cuba	Registered	20040443	7/2/2004	20040443	7/2/2004

JUICY COUTURE	Cyprus	Filed	73380	1/5/2007

JUICY COUTURE	Cyprus	Filed	73381	1/5/2007

JUICY COUTURE	Cyprus	Filed	73382	1/5/2007

JUICY COUTURE	Cyprus	Filed	73383	1/5/2007

JUICY COUTURE	Ecuador	Registered	150980	11/17/2004	184005	5/3/2005

JUICY COUTURE	Ecuador	Registered	150981	11/17/2004	184105	5/3/2005

JUICY COUTURE	Ecuador	Registered	150982	11/17/2004	184205	5/3/2005

JUICY COUTURE	Ecuador	Registered	164546	11/28/2005	214207	2/13/2007

JUICY COUTURE	Egypt	Registered	170883	11/29/2004	170883	11/29/2004

JUICY COUTURE	Egypt	Filed	200842	5/8/2007

JUICY COUTURE	Egypt	Filed	200843	5/8/2007

JUICY COUTURE	Egypt	Filed	200844	5/8/2007

JUICY COUTURE	Egypt	Filed	200845	5/8/2007

JUICY COUTURE	Egypt	Filed	200846	5/8/2007

JUICY COUTURE	El Salvador	Registered	E407522004	6/3/2004	128 BOOK 42	6/23/2005

JUICY COUTURE	El Salvador	Registered	E407542004	6/3/2004	33 BOOK 46	8/23/2005

JUICY COUTURE	Guatemala	Registered	86432004	11/23/2004	136840	7/26/2005

JUICY COUTURE	Guatemala	Registered	86422004	11/23/2004	136868	7/27/2005

JUICY COUTURE	Guatemala	Registered	86332004	11/23/2004	137081	8/3/2005

JUICY COUTURE	Haiti	Registered	198REG131	4/28/2005	198 REG. 131	6/28/2005

JUICY COUTURE	Haiti	Registered	197REG131	4/28/2005	197 REG. 131	6/28/2005

JUICY COUTURE	Honduras	Registered	2154204	11/24/2004	94321	7/21/2005

JUICY COUTURE	Honduras	Registered	2154104	11/24/2004	94322	7/21/2005

JUICY COUTURE	Honduras	Registered	2154304	11/24/2004	107.944	1/27/2009

JUICY COUTURE	Hungary	Registered	2831147	8/28/2002	2831147	4/7/2004

JUICY COUTURE	Iceland	Registered	10572004	4/15/2004	5312004	7/2/2004

JUICY COUTURE	India	Registered	1285521	5/21/2004	1285521	8/19/2006

JUICY COUTURE	Indonesia	Registered	R002011000592	2/1/2001	495073	2/1/2001

JUICY COUTURE	Indonesia	Registered	D0020050169501705	1/20/2005	IDM000091772	10/9/2006

JUICY COUTURE	Indonesia	Registered	J002005015941	8/19/2005	IDM000119171	4/25/2007

JUICY COUTURE	Indonesia	Registered	D002005015939	8/19/2005	IDM000119169	4/25/2007

JUICY COUTURE	Indonesia	Registered	D002006032490	10/2/2006	IDM000163570	6/5/2008

JUICY COUTURE	Indonesia	Registered	D002006032491	10/2/2006	IDM000163571	6/5/2008

JUICY COUTURE	Indonesia	Registered	D002006032492	10/2/2006	IDM000163572	6/5/2008

JUICY COUTURE	Israel	Filed	227044	2/7/2010

JUICY COUTURE	Italy	Registered	RM2009C002422	8/28/2002	1269608	4/9/2010

L.C. LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	Jamaica	Registered	45221	5/18/2004	45221	10/8/2005

JUICY COUTURE	Japan	Registered	463661999	5/25/1999	4607731	9/27/2002

JUICY COUTURE	Japan	Registered	2002094790	11/8/2002	4699622	8/8/2003

JUICY COUTURE	Japan	Registered	2002093064	11/1/2002	4762649	4/9/2004

JUICY COUTURE	Japan	Registered	2002093065	11/1/2002	4762650	4/9/2004

JUICY COUTURE	Japan	Registered	2004041771	5/6/2004	4878014	7/8/2005

JUICY COUTURE	Japan	Registered	2005023678	3/17/2005	4915742	12/16/2005

JUICY COUTURE	Jordan	Registered	78074	12/2/2004	78074	12/2/2004

JUICY COUTURE	Kenya	Registered	55924	5/7/2004	55924	5/7/2004

JUICY COUTURE	Kuwait	Registered	74547	1/7/2006	68598	1/7/2006

JUICY COUTURE	Kuwait	Filed	107915	11/25/2009

JUICY COUTURE	Kuwait	Filed	107916	11/25/2009

JUICY COUTURE	Kuwait	Filed	107917	11/25/2009

JUICY COUTURE	Kuwait	Filed	107918	11/25/2009

JUICY COUTURE	Kuwait	Filed	107919	11/25/2009

JUICY COUTURE	Lebanon	Registered	98410	6/17/2004	98410	6/17/2004

JUICY COUTURE	Lebanon	Registered	104580	11/29/2005	104580	11/29/2005

JUICY COUTURE	Lebanon	Registered	4205	7/2/2007	111958	7/17/2007

JUICY COUTURE	Madagascar	Registered	20040654	11/24/2004	6788	10/7/2005

JUICY COUTURE	Malaysia	Registered	200513868	8/18/2005	5013868	8/18/2005

JUICY COUTURE	Malaysia	Registered	200513866	8/18/2005	5013866	8/18/2005

JUICY COUTURE	Malaysia	Registered	200513867	8/18/2005	5013867	8/18/2005

JUICY COUTURE	Malaysia	Registered	200617970	10/3/2006	200617970	10/3/2006

JUICY COUTURE	Malaysia	Filed	200617969	10/3/2006

JUICY COUTURE	Malaysia	Registered	200005460	5/2/2000	200005460	5/2/2000

JUICY COUTURE	Monaco	Registered	24745	9/22/2004	424305	11/30/2004

JUICY COUTURE	Monaco	Registered	27585	6/19/2007	7.26096	8/31/2007

JUICY COUTURE	Netherlands Antilles	Registered	D400544	9/22/2004	10924	11/3/2004

JUICY COUTURE	New Zealand	Registered	721667	11/18/2004	721667	11/18/2004

JUICY COUTURE	New Zealand	Registered	613949	5/8/2000	613949	10/9/2001

JUICY COUTURE	Nicaragua	Registered	200401789	6/7/2004	81384	2/7/2005

JUICY COUTURE	Norway	Registered	200404887	5/7/2004	230 375	1/11/2006

JUICY COUTURE	Oman	Registered	43002	1/7/2007	43002	8/19/2009

JUICY COUTURE	Oman	Registered	43007	1/7/2007	43007	9/25/2007

JUICY COUTURE	Oman	Registered	43003	1/7/2007	43003	9/25/2007

JUICY COUTURE	Oman	Registered	43004	1/7/2007	43004	9/25/2007

JUICY COUTURE	Oman	Registered	43005	1/7/2007	43005	9/25/2007

JUICY COUTURE	Oman	Registered	43006	1/7/2007	43006	9/25/2007

JUICY COUTURE	Pakistan	Filed	195364	5/7/2004

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	Panama	Registered	13930001	12/3/2004	13930001	12/3/2004

JUICY COUTURE	Panama	Registered	147119	11/29/2005	147119	11/29/2005

JUICY COUTURE	Paraguay	Registered	147072004	6/7/2004	273162	11/4/2004

JUICY COUTURE	Paraguay	Registered	147082004	6/7/2004	273163	11/4/2004

JUICY COUTURE	Paraguay	Registered	147062004	6/7/2004	280631	8/2/2005

JUICY COUTURE	Paraguay	Registered	353742005	11/17/2005	293688	10/20/2006

JUICY COUTURE	Peru	Registered	211801	6/1/2004	101351	11/16/2004

JUICY COUTURE	Peru	Registered	211800	9/16/2004	101350	11/16/2004

JUICY COUTURE	Peru	Registered	211799	9/16/2004	101349	11/16/2004

JUICY COUTURE	Philippines	Registered	42000003535	4/28/2000	42000003535	10/30/2004

JUICY COUTURE	Philippines	Registered	42005011420	11/18/2005	42005011420	3/19/2007

JUICY COUTURE	Philippines	Registered	42007001314	2/9/2007	42007001314	12/1/2007

JUICY COUTURE	Philippines	Registered	42006012157	11/9/2006	42006012157	12/1/2007

JUICY COUTURE	Qatar	Registered	34167	11/17/2004	34167	11/17/2004

JUICY COUTURE	Qatar	Registered	42889	1/16/2007	42889	8/16/2009

JUICY COUTURE	Qatar	Registered	42890	1/16/2007	42890	8/16/2009

JUICY COUTURE	Qatar	Registered	42891	1/16/2007	42891	8/16/2009

JUICY COUTURE	Qatar	Registered	42892	1/16/2007	42892	8/16/2009

JUICY COUTURE	Qatar	Filed	42893	1/16/2007

JUICY COUTURE	Romania	Registered	M200404065	5/12/2004	61782	5/12/2004

JUICY COUTURE	Russian Federation	Registered	2004710122	5/11/2004	313668	5/11/2004

JUICY COUTURE	Saudi Arabia	Registered	91781	8/29/2004	794100	8/29/2004

JUICY COUTURE	Saudi Arabia	Registered	101320	11/23/2005	90915	11/23/2005

JUICY COUTURE	Saudi Arabia	Filed	114053	2/28/2007

JUICY COUTURE	Saudi Arabia	Filed	114054	2/28/2007

JUICY COUTURE	Saudi Arabia	Registered	114055	2/28/2007	108014	7/1/2009

JUICY COUTURE	Saudi Arabia	Registered	114056	2/28/2007	110272	11/4/2009

JUICY COUTURE	South Africa	Registered	200407000	5/5/2004	200407000	5/5/2004

JUICY COUTURE	South Africa	Registered	200406998	5/5/2004	200406998	5/5/2004

JUICY COUTURE	South Africa	Registered	200406999	5/5/2004	200406999	5/5/2004

JUICY COUTURE	South Korea	Registered	702006485	9/15/2006	400500508	8/30/2001

JUICY COUTURE	South Korea	Registered	40200451087	11/11/2004	400658182	4/10/2006

JUICY COUTURE	South Korea	Registered	41200518597	8/10/2005	410144474	2/12/2007

JUICY COUTURE	Swaziland	Registered	1592004	5/6/2004	1592004	5/6/2004

JUICY COUTURE	Switzerland	Registered	529982004	5/6/2004	523483	7/20/2004

JUICY COUTURE	Taiwan	Registered	89074308	12/22/2000	990784	3/16/2002

JUICY COUTURE	Taiwan	Registered	93053939	11/19/2004	1174771	9/16/2005

JUICY COUTURE	Taiwan	Registered	94038811	8/12/2005	1319501	7/16/2008

JUICY COUTURE	Turkey	Registered	200700339	1/9/2007	200700339	1/9/2007

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
JUICY COUTURE	United Arab Emirates	Registered	66271	1/2/2005	57472	2/7/2006

JUICY COUTURE	United Arab Emirates	Registered	66270	1/2/2005	57470	2/7/2006

JUICY COUTURE	United Arab Emirates	Registered	66269	1/2/2005	57471	2/7/2006

JUICY COUTURE	United Arab Emirates	Registered	75411	11/28/2005	61397	11/28/2005

JUICY COUTURE	United Arab Emirates	Registered	91099	2/27/2007	88978	6/1/2008

JUICY COUTURE	United Arab Emirates	Registered	91100	2/27/2007	88977	6/1/2008

JUICY COUTURE	Venezuela	Filed	96932004	6/23/2004

JUICY COUTURE	Venezuela	Filed	96922004	6/23/2004

JUICY COUTURE	Venezuela	Filed	96912004	6/23/2004

JUICY COUTURE	Venezuela	Filed	252412005	11/15/2005

JUICY COUTURE	Vietnam	Registered	4200301800	3/20/2003	57285	9/22/2004

JUICY COUTURE	Vietnam	Registered	4200413302	11/29/2004	75487	9/25/2006

JUICY JEANS	Indonesia	Registered	R002011000590	2/1/2001	495074	12/5/2001

JUICY JEANS	Malaysia	Registered	200005799	5/10/2000	200005799	5/10/2000

JUICY JEANS	New Zealand	Registered	613948	5/8/2000	613948	12/17/2001

LC CIRCLE & CROWN CREST	Puerto Rico	Registered	Not Available		31670	8/31/1992

LC Circle & Crown Crest Design	Benelux	Registered	Not Available	4/10/1992	511385	4/10/1992

LC Logo	Chile	Registered	Not Available		528019	11/23/1998

LC SPORT Crest	Costa Rica	Registered	Not Available		77835	12/3/1991

LC SPORT Crest	Costa Rica	Registered	Not Available		81807	1/6/1993

LC SPORT CREST	Dominican Republic	Registered	Not Available		50900	4/19/1991

LC SPORT CREST	Dominican Republic	Registered	Not Available		50916	4/19/1991

LIFESTYLES BY LIZ CLAIBORNE	Chile	Registered	623.14	10/1/2003	692078	4/30/2004

LIFESTYLES BY LIZ CLAIBORNE	Costa Rica	Registered	20030007395	10/16/2003	146919	4/30/2004

LIFESTYLES BY LIZ CLAIBORNE	Dominican Republic	Registered	Not Available		139610	12/30/2003

LIFESTYLES BY LIZ CLAIBORNE	Ecuador	Registered	146781	7/22/2004	11194	10/27/2004

LIFESTYLES BY LIZ CLAIBORNE	El Salvador	Registered	Not Available		E431872003	5/24/2004

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIFESTYLES BY LIZ CLAIBORNE	Guatemala	Registered	M72552003	10/7/2003	128281	3/8/2004

LIFESTYLES BY LIZ CLAIBORNE	Nicaragua	Registered	200302935	10/2/2003	60971	5/19/2004

LIFESTYLES BY LIZ CLAIBORNE	Panama	Registered	13776001	9/24/2004	13776001	9/24/2004

LIFESTYLES BY LIZ CLAIBORNE	Paraguay	Registered	255742003	10/6/2003	268170	5/24/2004

Linen Logo Triangle	Dominican Republic	Registered	Not Available		43678	11/16/1987

Linen Logo Triangle	Dominican Republic	Registered	Not Available		43704	11/16/1987

Linen Logo Triangle	Dominican Republic	Registered	Not Available		43759	11/16/1987

LIZ & CO.	Aruba	Registered	Not Available		16393	10/15/1993

LIZ & CO.	Bahrain	Registered	Not Available		18210	11/29/1994

LIZ & CO.	Bermuda	Registered	Not Available		B22081	5/4/1993

LIZ & CO.	Bolivia	Registered	Not Available		55711	2/2/1994

LIZ & CO.	Chile	Registered	385.325	4/10/1992	631.628	5/31/2002

LIZ & CO.	Costa Rica	Registered	19950003217	5/17/1995	93792	11/10/1995

LIZ & CO.	Hong Kong	Registered	199408026	11/11/1992	199408026	12/13/1994

LIZ & CO.	Iceland	Registered	Not Available		8671992	9/1/1992

LIZ & CO.	Jamaica	Registered	Not Available		B27055	9/9/1991

LIZ & CO.	Kuwait	Registered	29796	11/23/1994	27485	11/23/1994

LIZ & CO.	Macedonia	Registered	Z1151994	7/5/1994	5012	11/6/1996

LIZ & CO.	Netherlands Antilles	Registered	Not Available	6/22/1993	7202	12/28/2001

LIZ & CO.	Oman	Registered	9360	1/8/1994	9360	1/8/1994

LIZ & CO.	Panama	Registered	61605	12/24/1992	61605	2/9/1994

LIZ & CO.	Paraguay	Registered	331332003	11/19/1993	267840	11/19/1993

LIZ & CO.	Philippines	Registered	Not Available		57469	3/24/1994

LIZ & CO.	Puerto Rico	Registered	31669	3/15/1993	31669	3/15/1993

LIZ & CO.	Switzerland	Registered	73941992	10/14/1992	403828	4/1/1993

LIZ & CO.	Virgin Islands (U.S.)	Registered	Not Available		6701	6/19/2000

LIZ BY LIZ CLAIBORNE	Panama	Registered	14295801	6/9/2005	142958 01	6/9/2005

LIZ BY LIZ CLAIBORNE	Puerto Rico	Registered	65909	5/17/2005	65909	3/30/2007

LIZ CLAIBORNE	Anguilla	Registered	Not Available	1/13/1988	2105	3/7/1988

LIZ CLAIBORNE	Antigua	Registered	Not Available		2926	9/27/1987

LIZ CLAIBORNE	Antigua	Registered	Not Available		2949	2/8/1988

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12403	3/16/1987

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Bahamas	Registered	Not Available		12399	3/16/1987

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12401	3/16/1987

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12307	1/21/1987

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12400	3/16/1987

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12571	8/17/1987

LIZ CLAIBORNE	Bahamas	Registered	Not Available		12402	3/16/1987

LIZ CLAIBORNE	Bahrain	Registered	SM1506	11/29/1994	SM1506	11/29/1994

LIZ CLAIBORNE	Bahrain	Registered	12497	2/5/1997	21572	8/7/2000

LIZ CLAIBORNE	Bahrain	Registered	130698	7/29/1998	24162	7/29/1998

LIZ CLAIBORNE	Bahrain	Registered	Not Available		18207	11/29/1994

LIZ CLAIBORNE	Bahrain	Registered	Not Available		18208	11/29/1994

LIZ CLAIBORNE	Bahrain	Registered	Not Available		18297	12/14/1994

LIZ CLAIBORNE	Barbados	Registered	81928	6/19/1987	81928	6/19/1987

LIZ CLAIBORNE	Barbados	Registered	811186	8/27/1987	811186	8/27/1987

LIZ CLAIBORNE	Barbados	Registered	811188	8/27/1987	811188	8/27/1987

LIZ CLAIBORNE	Barbados	Registered	811190	8/27/1987	811190	8/27/1987

LIZ CLAIBORNE	Barbados	Registered	811187	8/27/1987	811187	8/27/1987

LIZ CLAIBORNE	Belize	Registered	Not Available		6858	11/30/1993

LIZ CLAIBORNE	Belize	Registered	Not Available		BZ NO. 2002.03	3/1/2004

LIZ CLAIBORNE	Bermuda	Registered	11089	10/29/1987	11089	10/29/1987

LIZ CLAIBORNE	Bermuda	Registered	41991	4/21/2005	41991	5/13/2005

LIZ CLAIBORNE	Bermuda	Registered	Not Available		26578	12/2/1994

LIZ CLAIBORNE	Bermuda	Registered	Not Available		A22080	5/4/1993

LIZ CLAIBORNE	Bolivia	Registered	Not Available	7/8/2003	95271C	7/30/2004

LIZ CLAIBORNE	Bolivia	Registered	46157C	10/20/1987	69869A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	46159C	10/20/1987	69868A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	46158C	10/20/1987	69867A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	46156C	10/20/1987	69866A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	46155C	10/20/1987	69864A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	46148C	10/20/1987	69861A	10/20/1987

LIZ CLAIBORNE	Bolivia	Registered	SM981379	4/8/1998	73952	8/3/1999

LIZ CLAIBORNE	Brazil	Registered	813324254	2/16/1987	813324254	5/1/1990

LIZ CLAIBORNE	British Virgin Islands	Registered	Not Available		2239	12/28/1987

LIZ CLAIBORNE	Cambodia	Registered	13616	6/2/2000	13616	6/2/2000

LIZ CLAIBORNE	Cambodia	Registered	13671	6/2/2000	13671	6/2/2000

LIZ CLAIBORNE	Canada	Filed	1255621	4/27/2005

LIZ CLAIBORNE	Chile	Registered	Not Available	12/13/1994	435656	12/13/1994

LIZ CLAIBORNE	Chile	Registered	Not Available		440101	2/24/1995

LIZ CLAIBORNE	China P.R.	Registered	5532654	8/10/2006	5532654	9/28/2009

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Costa Rica	Registered	19940007793	11/28/1994	91486	5/29/1995

LIZ CLAIBORNE	Costa Rica	Registered	19940007794	11/28/1994	91503	5/29/1995

LIZ CLAIBORNE	Costa Rica	Registered	20050003767	4/21/2005	168332	6/12/2007

LIZ CLAIBORNE	Costa Rica	Registered	19006838103	5/21/1987	68381	11/19/1987

LIZ CLAIBORNE	Costa Rica	Registered	20070001145	2/8/2007	179506	7/27/2008

LIZ CLAIBORNE	Costa Rica	Registered	108701	8/27/1998	108701	8/27/1998

LIZ CLAIBORNE	Cuba	Registered	191697	12/3/1997	127714	12/3/1997

LIZ CLAIBORNE	Cuba	Registered	191797	12/3/1997	127715	12/3/1997

LIZ CLAIBORNE	Cyprus	Filed	73385	1/5/2007

LIZ CLAIBORNE	Dominica	Registered	Not Available		8087	10/28/1997

LIZ CLAIBORNE	Dominican Republic	Registered	Not Available		76226	1/15/1995

LIZ CLAIBORNE	Dominican Republic	Registered	Not Available		82699	3/15/1996

LIZ CLAIBORNE	Ecuador	Registered	1118-88	5/18/1988	105293	5/18/1988

LIZ CLAIBORNE	Ecuador	Registered	1120-88	5/18/1988	105793	5/18/1988

LIZ CLAIBORNE	Ecuador	Registered	1119-88	5/18/1988	105593	5/18/1988

LIZ CLAIBORNE	Ecuador	Registered	1115-88	5/18/1988	105393	5/18/1988

LIZ CLAIBORNE	Ecuador	Registered	1114-88	5/18/1988	106393	5/18/1988

LIZ CLAIBORNE	Ecuador	Registered	135263	7/7/2003	26485	10/29/2003

LIZ CLAIBORNE	Egypt	Filed	174909	4/22/2005

LIZ CLAIBORNE	El Salvador	Registered	Not Available		00226 Book 0101, Fol	2/15/2000

LIZ CLAIBORNE	El Salvador	Registered	Not Available		20 Book 5	10/15/1991

LIZ CLAIBORNE	El Salvador	Registered	Not Available		5 Book 5	10/15/1991

LIZ CLAIBORNE	El Salvador	Registered	Not Available		21 Book 5	10/15/1991

LIZ CLAIBORNE	El Salvador	Registered	11 Book 5	10/15/1991	11 Book 5	10/15/1991

LIZ CLAIBORNE	Greece	Registered	89923	7/27/1988	89.923	10/17/1991

LIZ CLAIBORNE	Grenada	Registered	Not Available		79 of 1987	9/28/1984

LIZ CLAIBORNE	Grenada	Registered	Not Available		145 of 1994	12/9/1994

LIZ CLAIBORNE	Guatemala	Registered	Not Available		64972328141	7/29/1991

LIZ CLAIBORNE	Guatemala	Registered	M52552002	8/6/2002	121701	1/10/2003

LIZ CLAIBORNE	Guatemala	Registered	97154	7/19/1999	97154	7/19/1999

LIZ CLAIBORNE	Guyana	Filed	19820A	7/11/2003

LIZ CLAIBORNE	Guyana	Filed	19821A	7/11/2003

LIZ CLAIBORNE	Guyana	Filed	19822A	7/11/2003

LIZ CLAIBORNE	Guyana	Filed	19823A	7/11/2003

LIZ CLAIBORNE	Honduras	Registered	48267	9/8/1987	48267	9/8/1987

LIZ CLAIBORNE	Honduras	Registered	48260	9/8/1987	48260	9/8/1987

LIZ CLAIBORNE	Honduras	Registered	48211	9/8/1987	48211	9/8/1987

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Honduras	Registered	48268	9/8/1987	48268	9/8/1987

LIZ CLAIBORNE	Honduras	Registered	5266	5/13/1999	5266	5/13/1999

LIZ CLAIBORNE	Honduras	Filed	23222001	6/8/2001

LIZ CLAIBORNE	Honduras	Filed	32642001	7/31/2001

LIZ CLAIBORNE	Iceland	Registered	380/1992	9/1/1992	8621992	9/1/1992

LIZ CLAIBORNE	India	Registered	1352924	4/25/2005	1352924	4/25/2005

LIZ CLAIBORNE	Israel	Registered	Not Available	10/15/1984	59725	12/7/1989

LIZ CLAIBORNE	Israel	Registered	69634	6/23/1988	69634	8/6/1992

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64225	8/16/1990

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64226	8/16/1990

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64227	8/16/1990

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64228	8/16/1990

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64229	8/16/1990

LIZ CLAIBORNE	Israel	Registered	Not Available	8/13/1986	64230	8/16/1990

LIZ CLAIBORNE	Jordan	Registered	80529	6/21/2005	80529	6/21/2005

LIZ CLAIBORNE	Kuwait	Registered	26548	1/27/1993	24438	1/27/1993

LIZ CLAIBORNE	Kuwait	Registered	29791	11/23/1994	27564	11/23/1994

LIZ CLAIBORNE	Kuwait	Registered	29792	11/23/1994	27481	11/23/1994

LIZ CLAIBORNE	Kuwait	Registered	29793	11/23/1994	27482	11/23/1994

LIZ CLAIBORNE	Kuwait	Registered	70789	6/4/2005	72614	6/4/2005

LIZ CLAIBORNE	Kuwait	Registered	80317	10/21/2006	68965	10/21/2006

LIZ CLAIBORNE	Kuwait	Registered	36034	3/22/1997	35248	3/22/1997

LIZ CLAIBORNE	Kuwait	Registered	40825	8/26/1998	36913	8/26/1998

LIZ CLAIBORNE	Macedonia	Registered	PZ-2465/94	7/5/1994	4371	10/10/1988

LIZ CLAIBORNE	Mauritius	Registered	Not Available		A34 No. 154	10/10/1991

LIZ CLAIBORNE	Mexico	Registered	198362	5/9/1994	465883	7/7/1994

LIZ CLAIBORNE	Mexico	Registered	198363	5/9/1994	476236	10/6/1994

LIZ CLAIBORNE	Mexico	Registered	198366	5/9/1994	476237	10/6/1994

LIZ CLAIBORNE	Mexico	Registered	198367	5/9/1994	465458	6/30/1994

LIZ CLAIBORNE	Mexico	Registered	204893	7/11/1994	471040	8/24/1994

LIZ CLAIBORNE	Monaco	Registered	8711034	1/9/1987	2R96.17440	8/28/1996

LIZ CLAIBORNE	Montserrat	Registered	1370	12/14/1987	1370	12/14/1987

LIZ CLAIBORNE	Morocco	Registered	38445	1/30/1987	38.445	1/30/1987

LIZ CLAIBORNE	Myanmar	Registered	Not Available		66682003	11/26/2003

LIZ CLAIBORNE	Netherlands Antilles	Registered	Not Available		7196	12/28/2001

LIZ CLAIBORNE	Netherlands Antilles	Registered	Not Available		7194	12/28/2001

LIZ CLAIBORNE	Nicaragua	Registered	199802598	4/15/1999	40973	4/15/1999

LIZ CLAIBORNE	Nicaragua	Registered	Not Available		20.279 c.c.	9/10/1991

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Nicaragua	Registered	R23272CC	6/2/1993	23.272 c.c.	6/2/1993

LIZ CLAIBORNE	Nicaragua	Registered	R18491CC	12/5/1988	R18491CC	12/5/1988

LIZ CLAIBORNE	Oman	Registered	6518	1/29/1992	6518	8/1/2001

LIZ CLAIBORNE	Oman	Registered	9355	1/8/1994	9355	10/21/2001

LIZ CLAIBORNE	Oman	Registered	9356	1/8/1994	9356	10/21/2001

LIZ CLAIBORNE	Oman	Registered	9357	1/8/1994	9357	10/21/2001

LIZ CLAIBORNE	Oman	Registered	9862	5/28/1994	9862	10/21/2001

LIZ CLAIBORNE	Oman	Registered	43069	1/8/2007	43069	9/25/2007

LIZ CLAIBORNE	Panama	Registered	43844	7/20/1993	43844	7/20/1993

LIZ CLAIBORNE	Panama	Registered	39421	7/7/1986	39421	7/7/1986

LIZ CLAIBORNE	Panama	Registered	39412	7/16/1986	39412	7/16/1986

LIZ CLAIBORNE	Panama	Registered	39416	7/16/1986	39416	7/16/1986

LIZ CLAIBORNE	Panama	Registered	41174	9/25/1987	41174	9/25/1987

LIZ CLAIBORNE	Panama	Registered	444491	4/26/1988	44491	4/26/1988

LIZ CLAIBORNE	Panama	Registered	44492	4/26/1988	44492	4/26/1988

LIZ CLAIBORNE	Panama	Registered	44493	4/26/1988	44493	4/26/1988

LIZ CLAIBORNE	Panama	Registered	45906	10/4/1988	45906	10/4/1988

LIZ CLAIBORNE	Panama	Registered	45908	10/4/1998	45908	10/4/1988

LIZ CLAIBORNE	Panama	Registered	45907	10/5/1988	45907	10/5/1988

LIZ CLAIBORNE	Panama	Registered	39413	10/16/1990	39413	10/16/1990

LIZ CLAIBORNE	Panama	Registered	39415	10/16/1990	39415	10/16/1990

LIZ CLAIBORNE	Panama	Registered	39414	10/16/1990	39414	10/16/1990

LIZ CLAIBORNE	Panama	Filed	97744	12/4/1998

LIZ CLAIBORNE	Paraguay	Registered	54862005	4/29/1994	280430	5/10/1995

LIZ CLAIBORNE	Paraguay	Filed	28591991	3/18/1991

LIZ CLAIBORNE	Peru	Registered		6/19/1987	68543	6/19/1987

LIZ CLAIBORNE	Peru	Registered		6/19/1987	68537	6/19/1987

LIZ CLAIBORNE	Philippines	Registered	56027	3/27/1985	38172	2/12/1988

LIZ CLAIBORNE	Philippines	Registered	Not Available		44498	5/19/1989

LIZ CLAIBORNE	Philippines	Registered	65426	12/17/1997	65426	12/17/1997

LIZ CLAIBORNE	Philippines	Registered	Not Available		65427	12/17/1997

LIZ CLAIBORNE	Philippines	Registered	Not Available	12/14/1999	4199498273	12/14/1999

LIZ CLAIBORNE	Puerto Rico	Registered	Not Available		31771	3/15/1993

LIZ CLAIBORNE	Puerto Rico	Registered	Not Available		26008	11/15/1984

LIZ CLAIBORNE	Puerto Rico	Registered	67359	9/20/2005	67359	9/27/2005

LIZ CLAIBORNE	Puerto Rico	Registered	25868	3/6/1986	25868	3/6/1986

LIZ CLAIBORNE	Puerto Rico	Registered	28309	8/5/1988	28344	8/5/1988

LIZ CLAIBORNE	Qatar	Registered	11514	1/4/1994	11514	3/18/2001

LIZ CLAIBORNE	Qatar	Registered	11515	1/4/1994	11515	3/14/2001

LIZ CLAIBORNE	Qatar	Registered	35879	6/5/2005	35879	12/31/2009

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Qatar	Registered	42079	11/14/2006	42079	10/14/2009

LIZ CLAIBORNE	Qatar	Filed	43931	4/8/2007

LIZ CLAIBORNE	Qatar	Filed	43932	4/8/2007

LIZ CLAIBORNE	Qatar	Filed	43933	4/8/2007

LIZ CLAIBORNE	Qatar	Registered	19167	8/17/1998	19167	8/17/1998

LIZ CLAIBORNE	Ras Al–Khaimah	Registered	Not Available		8437	9/9/1992

LIZ CLAIBORNE	Saudi Arabia	Registered	114052	2/28/2007	108457	7/8/2009

LIZ CLAIBORNE	Slovak Republic	Registered	Not Available		179824	1/26/1994

LIZ CLAIBORNE	Slovak Republic	Registered	Not Available		185599	5/25/1999

LIZ CLAIBORNE	South Korea	Filed	200517837	4/21/2005

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		57429	5/26/1989

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		57438	5/26/1989

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		57437	5/26/1989

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		57435	5/26/1989

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		57442	5/26/1989

LIZ CLAIBORNE	Sri Lanka	Registered	Not Available		63532	3/27/1992

LIZ CLAIBORNE	St. Kitts–Nevis	Registered	Not Available		3287	1/26/1988

LIZ CLAIBORNE	St. Kitts–Nevis	Registered	Not Available		4247	11/18/1994

LIZ CLAIBORNE	St. Lucia	Registered	1101987	10/23/1987	1101987	10/23/1987

LIZ CLAIBORNE	St. Vincent	Registered	Not Available		68 of 1987	9/28/1984

LIZ CLAIBORNE	Sweden	Registered	Not Available		252696	10/15/1993

LIZ CLAIBORNE	Sweden	Registered	Not Available		300875	4/21/1995

LIZ CLAIBORNE	Switzerland	Registered	343934	8/13/1985	343934	8/13/1985

LIZ CLAIBORNE	Taiwan	Registered	94019566	4/26/2005	1204625	4/16/2006

LIZ CLAIBORNE	Thailand	Registered	595088	7/1/2005	KOR241561	7/1/2005

LIZ CLAIBORNE	Thailand	Registered	595102	7/1/2005	KOR237368	7/1/2005

LIZ CLAIBORNE	Thailand	Registered	595086	7/1/2005	KOR236568	2/23/2006

LIZ CLAIBORNE	Thailand	Filed	595089	7/1/2005

LIZ CLAIBORNE	Thailand	Registered	595104	7/1/2005	KOR243232	7/1/2005

LIZ CLAIBORNE	Thailand	Filed	652967	2/9/2007

LIZ CLAIBORNE	Trinidad	Registered	16229	7/7/1986	16229	5/21/1990

LIZ CLAIBORNE	Trinidad	Registered	16290	8/14/1986	16290	5/21/1990

LIZ CLAIBORNE	Trinidad	Registered	16291	8/14/1986	16291	5/21/1990

LIZ CLAIBORNE	Trinidad	Registered	16292	8/14/1986	16292	12/10/1991

LIZ CLAIBORNE	Turkey	Registered	95014506	12/8/1995	165675	12/8/1995

LIZ CLAIBORNE	Turkey	Registered	87099726	8/21/1987	99726	8/21/1987

LIZ CLAIBORNE	Venezuela	Filed	2361091	11/13/1991

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE	Vietnam	Registered	5834	3/10/1992	5834	9/8/1992

LIZ CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5833	9/8/1992

LIZ CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5855	9/8/1992

LIZ CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5832	9/8/1992

LIZ CLAIBORNE	Vietnam	Registered	Not Available	3/10/1992	5831	9/8/1992

LIZ CLAIBORNE	Virgin Islands (U.S.)	Registered	Not Available		5513	1/27/1988

LIZ CLAIBORNE	Virgin Islands (U.S.)	Registered	Not Available		6139	10/4/1994

LIZ CLAIBORNE	Virgin Islands (U.S.)	Registered	Not Available		5857	7/10/1992

LIZ CLAIBORNE	Yugoslavia	Registered	Z1987/18	10/10/1988	32221	10/10/1988

LIZ CLAIBORNE (Commercial)	Chile	Registered	923731	9/21/1990	579320	10/17/2000

LIZ CLAIBORNE ACTIVE	Costa Rica	Registered	19980000602	1/29/1998	108704	8/27/1998

LIZ CLAIBORNE ACTIVE	Costa Rica	Registered	19980000601	1/29/1998	108703	8/27/1998

LIZ CLAIBORNE ACTIVE	Costa Rica	Registered	19980000627	1/29/1998	108700	8/27/1998

LIZ CLAIBORNE ACTIVE	Costa Rica	Registered	19980000606	1/29/1998	108702	8/27/1998

LIZ CLAIBORNE ACTIVE	Costa Rica	Registered	1998–0000604	1/29/1998	108705	8/27/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	Not Available		96219	4/15/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	Not Available		96277	4/15/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	Not Available		96290	4/15/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	Not Available		96299	4/15/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	Not Available		96307	4/15/1998

LIZ CLAIBORNE ACTIVE	Dominican Republic	Registered	96327	4/15/1998	96327	4/15/1998

LIZ CLAIBORNE ACTIVE Logo	Spain	Registered	Not Available	1/27/1998	2139026	1/27/1998

LIZ CLAIBORNE HOME	Turkey	Registered	200801700	1/14/2008	200801700	1/14/2008

LIZ CLAIBORNE Logo	Aruba	Registered	Not Available		17016	10/28/1994

LIZ CLAIBORNE LOGO	Macedonia	Registered	PZ246394	3/5/1997	4369	7/5/1994

LIZ CLAIBORNE LOGO NEW	Chile	Registered	Not Available		443.836	4/21/1995

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE Logo with Triangle Design	Bangladesh	Registered	17465	5/3/1987	17465	5/3/1987

LIZ CLAIBORNE Logo with Triangle Design	Colombia	Registered		3/9/1990	128209	3/9/1990

LIZ CLAIBORNE Logo with Triangle Design	Colombia	Registered		3/9/1990	128201	3/9/1990

LIZ CLAIBORNE Logo with Triangle Design	Colombia	Registered		3/9/1990	128208	3/9/1990

LIZ CLAIBORNE Logo with Triangle Design	Colombia	Registered		5/15/1990	127803	5/15/1990

LIZ CLAIBORNE Logo with Triangle Design	Ecuador	Registered	Not Available		106493	5/18/1988

LIZ CLAIBORNE Logo with Triangle Design	Guatemala	Registered	Not Available		54770147121	12/8/1987

LIZ CLAIBORNE Logo with Triangle Design	Guatemala	Registered	Not Available		55318194122	6/17/1988

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	63968	7/9/1986	63968	8/16/1990

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	64231	8/13/1986	64231	10/31/1990

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	64232	8/13/1986	64232	8/16/1990

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	64233	8/13/1986	64233	8/16/1990

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	64235	8/13/1986	64235	8/16/1990

LIZ CLAIBORNE Logo with Triangle Design	Israel	Registered	64234	8/13/1986	64234	8/16/1990

LIZ CLAIBORNE Logo with Triangle Design	Jamaica	Registered	Not Available		B22745	1/19/1987

LIZ CLAIBORNE Logo with Triangle Design	Jamaica	Registered	Not Available		B23650	1/19/1987

LIZ CLAIBORNE Logo with Triangle Design	Jamaica	Registered	Not Available		B22753	1/19/1987

LIZ CLAIBORNE Logo with Triangle Design	Jamaica	Registered	Not Available		B22746	1/19/1987

LIZ CLAIBORNE Logo with Triangle Design	Pakistan	Filed	94039	5/25/1987

LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered		7/24/1987	69364	7/24/1987

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered		7/24/1987	69365	7/24/1987

LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered		7/24/1987	69366	7/24/1987

LIZ CLAIBORNE Logo with Triangle Design	Peru	Registered		7/24/1987	69367	7/24/1987

LIZ CLAIBORNE Logo with Triangle Design	Sri Lanka	Registered	Not Available		63533	3/27/1992

Liz Claiborne Mambo (Design)	Costa Rica	Registered	6376–7978	12/17/2001	63767978	12/17/2001

LIZ CLAIBORNE NEW LOGO	Honduras	Registered	Not Available	5/12/1995	61549	5/12/1995

LIZ CLAIBORNE NEW LOGO	Honduras	Registered	Not Available	5/12/1995	61559	5/12/1995

LIZ CLAIBORNE NEW LOGO	Honduras	Registered	Not Available	5/12/1995	61532	5/12/1995

LIZ CLAIBORNE NEW LOGO	Honduras	Registered	Not Available	5/12/1995	61558	5/12/1995

LIZ CLAIBORNE VIVID	Aruba	Registered	Not Available	12/8/1993	16519	1/14/1994

LIZ CLAIBORNE VIVID	Bahamas	Registered	Not Available		16308	2/22/1994

LIZ CLAIBORNE VIVID	Benelux	Registered	Not Available	12/3/1993	541097	12/3/1993

LIZ CLAIBORNE VIVID	Chile	Registered	Not Available		43673	1/2/1995

LIZ CLAIBORNE VIVID	Colombia	Registered		6/28/1994	161898	6/28/1994

LIZ CLAIBORNE VIVID	Costa Rica	Registered	1794648	9/12/1995	92854	9/12/1995

LIZ CLAIBORNE VIVID	Netherlands Antilles	Registered	17851	1/7/1994	17851	5/11/1994

LIZ CLAIBORNE VIVID	Norway	Registered	Not Available		166102	12/22/1994

LIZ CLAIBORNE VIVID	Peru	Registered		4/7/1995	14748	4/7/1995

LIZ CLAIBORNE VIVID	Sweden	Registered	Not Available		260522	8/26/1994

LIZ CLAIBORNE VIVID LOGO	Honduras	Filed	765195	8/15/1995

LIZ LIZ CLAIBORNE & TRIANGLE	Mexico	Registered	215160	10/10/1994	480719	11/25/1994

LIZ LIZSPORT Design	Paraguay	Registered	214512005	8/1/1995	301084	8/1/1995

LIZ LIZSPORT Logo	Aruba	Registered	Not Available		16918	9/1/1994

LIZ LIZSPORT Logo	Austria	Registered	Not Available		155077	10/31/1994

LIZ LIZSPORT Logo	Benelux	Registered	Not Available	7/26/1994	554724	7/26/1994

LIZ LIZSPORT Logo	Chile	Registered	Not Available		443.485	4/21/1995

LIZ LIZSPORT Logo	Costa Rica	Registered	19940006044	9/20/1994	91450	5/29/1995

LIZ LIZSPORT Logo	Germany	Filed	C4730125Wz	7/28/1994

LIZ LIZSPORT Logo	Honduras	Registered	67692	9/8/1987	67692	9/8/1987

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZ LIZSPORT Logo	Peru	Registered		12/30/1994	12142	12/30/1994

LIZ LIZSPORT Logo	Saudi Arabia	Registered	Not Available		347/6	8/7/1995

LIZ LIZSPORT Logo	Sweden	Registered	Not Available	7/28/1995	303915	7/28/1995

LIZ LIZWEAR	Costa Rica	Registered	92359	8/3/1995	92359	8/3/1995

LIZ LIZWEAR	Peru	Registered		12/30/1994	12143	12/30/1994

LIZ LIZWEAR Logo	Aruba	Registered	Not Available		16919	9/1/1994

LIZ LIZWEAR Logo	Austria	Registered	Not Available		154908	10/17/1994

LIZ LIZWEAR Logo	Benelux	Registered	Not Available	7/26/1994	553931	7/26/1994

LIZ LIZWEAR Logo	Chile	Registered	Not Available		443.837	4/21/1995

LIZ LIZWEAR Logo	Colombia	Registered		11/29/1994	169213	11/29/1994

LIZ LIZWEAR Logo	Germany	Filed	C4730225Wz	7/28/1994

LIZ LIZWEAR Logo	Netherlands Antilles	Registered	Not Available	8/2/1994	18111	10/3/1994

LIZ LIZWEAR Logo	Saudi Arabia	Registered	Not Available		3475	7/8/1995

LIZ LIZWEAR Logo	Sweden	Registered	Not Available		266136	4/7/1995

LIZ LIZWEAR Logo	Switzerland	Registered	Not Available	8/27/2006	426848	8/27/1996

LIZ LIZWEAR Stylized	Paraguay	Registered	157622005	6/6/1995	301083	6/6/1995

LIZFLEX	Bahrain	Registered	165197	10/21/1997	22752	3/11/2001

LIZFLEX	Kuwait	Registered	47017	6/21/2000	45119	9/17/2003

LIZFLEX	Sweden	Registered	993531	5/6/1999	341945	11/3/2000

LIZFLEX	Turkey	Registered	200010650	5/31/2000	200010650	5/31/2000

LIZKIDS	Trinidad	Registered	16417	10/3/1986	16417	10/3/1986

LIZKIDS Logo	Dominican Republic	Registered	42708	6/23/1987	42708	6/23/1987

LIZKIDS Logo	Israel	Registered	Not Available	9/29/1986	64585	6/30/1991

LIZKIDS Logo	Morocco	Registered	38451	1/30/1987	38.451	1/30/1987

LIZKIDS Logo	Morocco	Registered	Not Available		6705	6/24/1987

LIZSPORT	Bahamas	Registered	Not Available		18960	9/27/1996

LIZSPORT	Bahamas	Registered	Not Available		12305	1/21/1987

LIZSPORT	Bermuda	Registered	28773	5/6/1997	28773	5/6/1997

LIZSPORT	Paraguay	Registered	66602001	9/11/1991	241898	9/11/1991

LIZSPORT Logo	Antigua	Registered	Not Available		2924	9/22/1987

LIZSPORT Logo	Aruba	Registered	Not Available		12659	7/8/1988

LIZSPORT Logo	Bahrain	Registered	Not Available		18206	11/29/1994

LIZSPORT Logo	Barbados	Registered	811105	6/19/1987	811105	6/19/1987

LIZSPORT Logo	Bermuda	Registered	Not Available		B22082	5/4/1993

LIZSPORT Logo	Bolivia	Registered	Not Available		46265	10/30/1987

LIZSPORT Logo	Chile	Registered	Not Available		485.109	4/25/1997

LIZSPORT Logo	Chile	Registered	Not Available		486.917	6/4/1997

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZSPORT Logo	Dominican Republic	Registered	Not Available		42707	6/23/1987

LIZSPORT Logo	El Salvador	Registered	Not Available	6/29/1988	102 Book 116	6/29/1988

LIZSPORT Logo	Greece	Registered	85340	4/14/1987	85.34	11/17/1989

LIZSPORT Logo	Guatemala	Registered	Not Available		54954472120	3/23/1988

LIZSPORT Logo	Honduras	Registered	48258	9/8/1987	48258	9/8/1987

LIZSPORT Logo	Iceland	Registered	Not Available		8661992	9/1/1992

LIZSPORT Logo	India	Registered	461798	10/16/1986	461798	10/16/1986

LIZSPORT Logo	Israel	Registered	Not Available	9/29/1986	64586	6/30/1991

LIZSPORT Logo	Jamaica	Registered	Not Available		B23163	1/19/1987

LIZSPORT Logo	Kuwait	Registered	29795	11/23/1994	27484	11/23/1994

LIZSPORT Logo	Mauritius	Registered	Not Available		A34 No. 361	10/10/1991

LIZSPORT Logo	Monaco	Registered	87.11031	1/9/1987	2R96.17438	8/18/1996

LIZSPORT Logo	Morocco	Registered	38450	1/30/1987	38.45	1/30/1987

LIZSPORT Logo	Morocco	Registered	Not Available		6704	6/24/1987

LIZSPORT Logo	Netherlands Antilles	Registered	Not Available	6/22/1993	7204	12/28/2001

LIZSPORT Logo	Oman	Registered	9359	1/8/1994	9359	9/18/2001

LIZSPORT Logo	Panama	Registered	Not Available		44184	4/18/1988

LIZSPORT Logo	Puerto Rico	Registered	Not Available		28310	8/5/1988

LIZSPORT Logo	Qatar	Registered	11518	1/4/1994	11518	3/14/2001

LIZSPORT Logo	Russian Federation	Registered	Not Available		128432	11/23/1993

LIZSPORT Logo	Sweden	Registered	Not Available	6/14/1991	224120	6/14/1991

LIZSPORT Logo	Trinidad	Registered	16420	10/3/1986	16420	10/3/1986

LIZSPORT Logo	Ukraine	Registered	Not Available	12/20/1993	10005	6/30/1998

LIZSPORT Logo	Vietnam	Registered	Not Available	3/10/1992	5829	9/8/1992

LIZSPORT Logo	Virgin Islands (U.S.)	Registered	Not Available		6027	10/20/1993

LIZSPORT Logo	Yugoslavia	Registered	Not Available		32282Z2187	11/1/1988

LIZTEENS	Israel	Registered	64587	9/29/1986	64587	6/30/1991

LIZTEENS Logo	Bangladesh	Filed	25346	5/3/1987

LIZTEENS LOGO	Morocco	Registered	38452	1/30/1987	38.452	1/30/1987

LIZTEENS LOGO	Morocco	Registered	Not Available		6706	6/24/1987

LIZTEENS Logo	Peru	Filed	116981	2/19/1987

LIZTEENS Logo	Venezuela	Registered	10541987	10/10/1990	139540	10/10/1990

LIZTEENS Logo (w/triangle)	Dominican Republic	Registered	42709	6/23/1987	42709	6/23/1987

LIZWEAR	Guatemala	Registered	M77142002	11/5/2002	123368	4/14/2003

LIZWEAR	Paraguay	Registered	221092004	9/16/1994	276361	9/16/1994

LIZWEAR Logo	Aruba	Registered	Not Available		12658	7/8/1988

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
LIZWEAR Logo	Bahamas	Registered	Not Available		12309	1/21/1987

LIZWEAR Logo	Bahrain	Registered	Not Available		18209	11/29/1994

LIZWEAR Logo	Barbados	Registered	81930	6/19/1987	81930	6/19/1987

LIZWEAR Logo	Bermuda	Registered	Not Available		B22084	5/4/1993

LIZWEAR Logo	Bolivia	Registered	Not Available		46268	10/30/1987

LIZWEAR Logo	Dominican Republic	Registered	Not Available		42710	6/23/1987

LIZWEAR Logo	Ecuador	Registered	Not Available		105893	5/18/1988

LIZWEAR Logo	El Salvador	Registered	Not Available		81 Book 115	3/10/1988

LIZWEAR Logo	Honduras	Registered	48257	9/8/1987	48257	9/8/1987

LIZWEAR Logo	Iceland	Registered	Not Available		8651992	9/1/1992

LIZWEAR Logo	India	Registered	461796	10/16/1986	461796B	10/16/1986

LIZWEAR Logo	Israel	Registered	64588	9/29/1986	64588	6/30/1991

LIZWEAR Logo	Jamaica	Registered	Not Available		B24115	1/19/1987

LIZWEAR LOGO	Kuwait	Registered	29794	11/23/1994	27483	11/23/1994

LIZWEAR Logo	Morocco	Registered	38449	1/30/1987	38.449	1/30/1987

LIZWEAR Logo	Morocco	Registered	Not Available	6/24/1987	6703	6/24/1987

LIZWEAR Logo	Netherlands Antilles	Registered	Not Available	6/22/1993	7203	12/28/2001

LIZWEAR Logo	Nicaragua	Registered	Not Available		18.321 c.c.	8/26/1988

LIZWEAR Logo	Oman	Registered	9358	1/8/1994	9358	9/16/2001

LIZWEAR Logo	Panama	Registered	Not Available		44183	4/18/1988

LIZWEAR Logo	Puerto Rico	Registered	Not Available		28308	8/5/1988

LIZWEAR Logo	Qatar	Registered	11517	1/4/1994	11517	3/14/2001

LIZWEAR Logo	Russian Federation	Registered	Not Available	11/23/1993	128433	11/23/1993

LIZWEAR Logo	Trinidad	Registered	16419	10/3/1986	16419	10/3/1986

LIZWEAR Logo	Ukraine	Registered	Not Available	12/20/1993	10000	6/30/1998

LIZWEAR Logo	Vietnam	Registered	Not Available	3/10/1992	5830	9/8/1992

LIZWEAR Logo	Virgin Islands (U.S.)	Registered	Not Available		6026	10/20/1993

LIZWEAR Logo	Yugoslavia	Registered	Not Available		32283Z2287	11/1/1988

LOVE G&P	China P.R.	Registered	4830600	8/11/2005	4830600	5/21/2009

LOVE G&P	Japan	Registered	2005110540	11/24/2005	5038850	4/6/2007

LOVE G&P	Mexico	Registered	731253	7/29/2005	909002	11/22/2005

LOVE P&G Design	Japan	Registered	2003068125	8/11/2003	4756049	3/12/2004

LOVE P&G JUICY COUTURE & DESIGN	Mexico	Registered	709240	3/29/2005	948904	8/28/2006

LOVE P&G JUICY COUTURE & DESIGN	South Korea	Registered	40200516760	4/16/2005	400656740	3/29/2006

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MAMBO BY LIZ CLAIBORNE	Aruba	Registered	Not Available	2/27/2001	21114	3/16/2001

MAMBO BY LIZ CLAIBORNE	Bahrain	Registered	25182000	10/18/2000	28581	10/18/2000

MAMBO BY LIZ CLAIBORNE	Netherlands Antilles	Registered	D489	3/6/2001	485	3/6/2001

MAMBO BY LIZ CLAIBORNE	Philippines	Registered	4–2003–009087	10/1/2003	42003009087	7/23/2005

MAMBO BY LIZ CLAIBORNE	Philippines	Filed	4.2E+11	9/26/2000

MAMBO LIZ CLAIBORNE Logo	Bolivia	Registered	88425	4/23/2001	88425	10/10/2002

MAMBO LIZ CLAIBORNE Logo	Costa Rica	Registered	20010003506	5/14/2001	130693	12/17/2001

MAMBO LIZ CLAIBORNE Logo	Israel	Registered	150261	6/27/2001	150261	8/4/2002

MAMBO LIZ CLAIBORNE Logo	Panama	Registered	114625	5/15/2001	114625	5/15/2001

MAMBO LIZ CLAIBORNE Logo	Philippines	Filed	4.2001E+11	5/8/2001

MARVELLA	Bahamas	Registered	14020	4/17/1990	14020	4/17/1990

MARVELLA	Bahrain	Registered	Not Available		12399	3/30/1989

MARVELLA	Bermuda	Registered	Not Available		21457	10/19/1992

MARVELLA	British Virgin Islands	Registered	Not Available		2392	11/8/1991

MARVELLA	Chile	Registered	Not Available		208819	4/30/1982

MARVELLA	Colombia	Registered	320288	4/18/1990	165025	8/23/1994

MARVELLA	Costa Rica	Registered	Not Available		76889	8/29/1991

MARVELLA	Costa Rica	Registered	Not Available		78484	2/20/1992

MARVELLA	Egypt	Registered	Not Available		79511	1/25/1994

MARVELLA	El Salvador	Registered	Not Available		120 Book 18	7/21/1993

MARVELLA	Guatemala	Registered	Not Available		67919269147	9/21/1992

MARVELLA	Honduras	Registered	Not Available		54390	9/19/1991

MARVELLA	Iceland	Registered	Not Available	4/26/1991	5031991	4/26/1991

MARVELLA	Kuwait	Registered	23193	7/31/1989	21583	7/31/1989

MARVELLA	Netherlands Antilles	Registered	Not Available	7/1/1991	16310	7/1/1991

MARVELLA	New Zealand	Registered	Not Available		157026	1/11/1988

MARVELLA	Nicaragua	Registered	Not Available	12/12/1991	20183CC	12/12/1991

MARVELLA	Oman	Registered	Not Available	9/18/1989	2705	9/18/1989

MARVELLA	Pakistan	Registered	Not Available		109698	2/19/1991

MARVELLA	Paraguay	Registered	Not Available	7/1/1991	147438	7/1/1991

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MARVELLA	Philippines	Registered	Not Available	12/2/1991	51796	12/2/1991

MARVELLA	Qatar	Registered	Not Available		7052	1/5/1995

MARVELLA	Russian Federation	Registered	Not Available	8/23/1991	105764	8/23/1991

MARVELLA	Saudi Arabia	Registered	20672	12/2/1989	20672	12/2/1989

MARVELLA	Switzerland	Registered	8971985	2/11/1985	337267	3/13/1985

MARVELLA	Vietnam	Registered	Not Available	2/15/1993	9122	2/15/1993

MARVELLA in Katana	Japan	Registered	S54083027	11/1/1979	1545899	10/27/1982

METRO CONCEPTS	Canada	Filed	1262466	6/27/2005

METRO CONCEPTS	China P.R.	Registered	4830602	8/11/2005	4830602	10/14/2009

MEXX LOGO	Mauritius	Filed	MUM0706235	7/23/2007

MONET	Aruba	Registered	Not Available		11333	3/14/1988

MONET	Austria	Registered	Not Available		90621A	1/24/1979

MONET	Bahrain	Registered	14431	9/30/1991	14431	9/30/1991

MONET	Bahrain	Registered	8759	7/22/1984	8759	7/22/1984

MONET	Bahrain	Registered	45532	9/20/2005	45532	9/20/2005

MONET	Bahrain	Registered	45531	9/20/2005	45531	9/20/2005

MONET	Barbados	Registered	812814	11/17/1982	812814	12/31/1976

MONET	Bermuda	Registered	Not Available		9832	10/26/1982

MONET	Bolivia	Registered	52959	11/10/1987	52959	11/10/1987

MONET	British Virgin Islands	Registered	Not Available		975	12/31/1976

MONET	Canada	Registered	328028	11/25/1969	183768	6/16/1972

MONET	Canada	Registered	637405	7/28/1989	383850	5/3/1991

MONET	Chile	Registered	531989	10/10/1978	849262	10/10/1978

MONET	Chile	Registered	897756	10/25/1979	563668	10/25/1979

MONET	Colombia	Registered	Not Available	8/23/1994	165294	8/23/1994

MONET	Costa Rica	Registered	Not Available		77685	11/20/1991

MONET	Dominican Republic	Registered	N/A		36773	2/29/1984

MONET	Egypt	Filed	200847	5/8/2007

MONET	Egypt	Registered	75115	8/22/1989	75115	8/22/1989

MONET	Egypt	Registered	Not Available		79858	5/18/1991

MONET	Haiti	Registered	12871	6/5/1984	377100	6/5/1984

MONET	Iceland	Registered	Not Available		104	3/25/1985

MONET	India	Registered	429789	11/16/1984	429789	11/16/1984

MONET	Indonesia	Registered	D002006037426	11/17/2006	IDM000167639	7/4/2008

MONET	Jamaica	Registered	Not Available		20944	10/19/1982

MONET	Japan	Registered	unknown	9/30/1991	2336111	9/30/1991

MONET	Japan	Filed	2006101262	10/31/2006

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET	Jordan	Registered	28988	7/11/1991	28988	7/11/1991

MONET	Kuwait	Registered	72850	10/8/2005	62400	10/8/2005

MONET	New Zealand	Registered	757467	12/5/2006	757467	3/18/2008

MONET	Oman	Filed	37651	9/27/2005

MONET	Oman	Filed	37652	9/27/2005

MONET	Oman	Registered	43001	1/7/2007	43001	9/30/2007

MONET	Qatar	Registered	36993	9/19/2005	36993	11/13/2008

MONET	Qatar	Registered	36994	9/19/2005	36994	2/12/2009

MONET	Saudi Arabia	Registered	114063	2/28/2007	101653	9/22/2008

MONET	Saudi Arabia	Filed	114064	2/28/2007

MONET	Sudan	Registered	Not Available		23036	7/2/1991

MONET	Sweden	Registered	Not Available		226207	8/30/1991

MONET	Sweden	Registered	Not Available		136462	9/10/1971

MONET	Sweden	Registered	Not Available		230374	2/14/1992

MONET	Syria	Registered	Not Available		16626	8/1/1985

MONET	Syria	Filed	no number	9/1/2005

MONET	Thailand	Registered	Not Available	3/15/1985	KOR32415	8/2/1995

MONET	Thailand	Registered	Not Available	6/8/1990	145279	6/8/1990

MONET	Thailand	Registered	Not Available	6/8/1990	145098	6/8/1990

MONET	Turkey	Registered	200700335	1/9/2007	200700335	1/9/2007

MONET	United Arab Emirates	Registered	91094	2/27/2007	89076	6/2/2008

MONET	United Arab Emirates	Registered	91095	2/27/2007	88943	5/29/2008

MONET	United Arab Emirates	Registered	91096	2/27/2007	88979	6/1/2008

MONET	Venezuela	Registered	1948689	5/2/1994	F157867	6/13/1994

MONET	Venezuela	Registered	295479	5/3/1979	100987	10/25/2007

MONET	Yemen Arab	Registered	Not Available		2847	8/7/1991

MONET	Zimbabwe	Registered	Not Available		62984	11/14/1984

MONET & CO.	Cyprus	Filed	73384	1/5/2007

MONET & CO.	Cyprus	Filed	73750	4/19/2007

MONET & CO.	Indonesia	Filed	J002007004959	2/19/2007

MONET & CO.	Oman	Registered	44599	4/21/2007	44599	2/19/2008

MONET & CO.	Qatar	Registered	44559	5/6/2007	44559	8/24/2009

MONET & CO.	Saudi Arabia	Registered	117005	5/2/2007	103092	12/21/2008

MONET & CO.	Turkey	Registered	200721796	4/24/2007	200721796	4/24/2007

MONET & CO.	United Arab Emirates	Registered	93914	4/30/2007	95697	7/13/2009

MONET 2	Norway	Registered	164954	8/30/1993	164954	8/30/1993

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
MONET 2	Norway	Registered	Not Available		164954	8/30/1993

MONET 2	Sweden	Registered	Not Available		257758	10/29/2003

MONET 2	Sweden	Registered	Not Available		257758	4/29/1994

MONET in Katana	Japan	Registered	H02043149	4/13/1990	2533657	5/31/1993

MOTIVATION	Hong Kong	Registered	A12461982	12/20/1980	A12461982	12/20/1980

MOTIVATION	Mauritius	Registered	Not Available		Reg A.23 of 34	12/9/1980

MOTIVATION	Mexico	Registered	172431	7/7/1993	522020	5/13/1996

MR. MORT	Hong Kong	Registered	A25111983	10/31/1980	A25111983	10/31/1980

MR. MORT & Design	Mauritius	Registered	Not Available		Reg A.23 No. 30	12/9/1980

MR. MORT & Design	Sri Lanka	Registered	42089	10/6/1980	42089	10/6/1980

NEW ATTITUDE	Hong Kong	Registered	none	12/20/1980	A15651983	12/20/1980

NEW ATTITUDE	Mauritius	Registered	Not Available		Reg A.23 of 35	12/9/1980

New Triangle Logo	Hong Kong	Registered	200102124	2/7/2001	200102124	8/6/2002

New Triangle Logo	Hong Kong	Registered	200102125	2/7/2001	200102125	8/20/2002

New Triangle Logo	Philippines	Filed	420011307	2/22/2002

Old Triangle above LIZ CLAIBORNE Design	Costa Rica	Registered	19007783714	5/14/1991	77837	12/3/1991

Old Triangle Logo	Japan	Registered	S61067135	6/25/1986	2223896	4/23/1990

Old Triangle Logo	Paraguay	Registered	66612001		244067	9/10/1991

Old Triangle Logo	Paraguay	Registered	66622001	9/10/1991	244068	9/10/1991

Old Triangle Logo	Paraguay	Registered	66632001	9/10/1991	244069	9/10/1991

Old Triangle Logo	Paraguay	Registered	66642001		244070	9/10/1991

Old Triangle Logo	Paraguay	Registered	66652001	9/10/1991	244603	9/10/1991

Old Triangle with LIZ CLAIBORNE Design	Brazil	Registered	818139552	11/10/1994	818139552	11/12/1996

Old Triangle with LIZ CLAIBORNE Design	Paraguay	Registered	328052005	10/13/1995	301085	10/13/1995

Old Triangle with LIZ CLAIBORNE Design	Paraguay	Registered	328072005	10/13/1995	301087	10/13/1995

Old Triangle with LIZ CLAIBORNE Design	Paraguay	Registered	328062005	10/13/1995	301086	10/13/1995

Old Triangle with LIZ CLAIBORNE Design	Paraguay	Filed	157801994	8/12/1994

Old Triangle with LIZSPORT Design	Portugal	Registered	236976	9/25/1986	236976	8/2/1991

Old Triangle with LIZWEAR Design	Paraguay	Registered	41492002	4/27/1992	251641	4/27/2002

Old Triangle with LIZWEAR Design	Paraguay	Registered	331322003	12/16/1993	267827	12/16/2003

PLASTIC BOTTLE Design	Bermuda	Registered	22079	5/4/1993	22079	5/4/1993

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
PLASTIC BOTTLE DESIGN	St. Vincent	Registered	Not Available		94 of 1992	4/10/1989

PLASTIC TRIANGLE BOTTLE	Turks & Caicos	Registered	Not Available	6/9/1992	10793	2/8/1993

Plastic Triangle Logo	Belize	Registered	Not Available		6863	11/30/1993

PLASTIC TRIANGULAR BOTTLE	Dominica	Registered	61992	4/10/1989	61992	4/10/1989

PLASTIC TRIANGULAR BOTTLE	Grenada	Registered	Not Available		78 of 1992	4/10/1989

PLASTIC TRIANGULAR BOTTLE	Virgin Islands (U.S.)	Registered	Not Available		6032	10/20/1993

REALITIES	British Virgin Islands	Registered	Not Available	3/7/1990	1209	3/7/1990

REALITIES	Canada	Registered	654406	3/28/1990	406019	12/11/1992

REALITIES	China P.R.	Registered	4054349	5/9/2004	4054349	6/14/2006

REALITIES	China P.R.	Registered	4054368	5/9/2004	4054368	2/7/2007

REALITIES	China P.R.	Registered	4054350	5/9/2004	4054350	2/7/2007

REALITIES	China P.R.	Registered	4054367	5/9/2004	4054367	11/14/2007

REALITIES	Costa Rica	Registered	92968	9/14/1995	92968	9/14/1995

REALITIES	Cyprus	Registered	Not Available	4/29/1992	36451	4/29/1992

REALITIES	Guatemala	Registered	71083430153	8/31/1994	71083430153	8/31/1994

REALITIES	Hong Kong	Registered	4054349	5/9/2004	4054349	6/14/2006

REALITIES	Iceland	Registered	8701992	9/1/1992	8701992	9/1/1992

REALITIES	Kuwait	Registered	Not Available	1/27/1993	24344	1/27/1993

REALITIES	Kuwait	Registered	Not Available	1/27/1993	24439	1/27/1993

REALITIES	Nicaragua	Registered	R23420CC	6/22/1993	R23420C.C.	6/22/1993

REALITIES	Oman	Registered	6519	1/29/1992	6528	6/24/2000

REALITIES	Panama	Registered	Not Available	2/9/1994	61606	2/9/1994

REALITIES	Paraguay	Registered	41502002	5/13/1992	251642	5/13/1992

REALITIES	Paraguay	Registered	41312010	4/25/2000	336300	4/25/2000

REALITIES	Puerto Rico	Registered	31672	3/15/1993	31672	3/15/1993

REALITIES	Trinidad	Registered	20665	4/28/1992	20665	3/7/1995

REALITIES	Turkey	Registered	95014504	12/8/1995	165642	12/8/1995

REALITIES	Turks & Caicos	Filed	13700	9/23/2004

REALITIES	Virgin Islands (U.S.)	Registered	Not Available	11/5/2001	6780	11/5/2001

REALITIES BOTTLE	Bermuda	Registered	Not Available	5/4/1993	A22078	5/4/1993

REALITIES BOTTLE	British Virgin Islands	Registered	1208	8/12/1991	1208	8/12/1991

REALITIES Bottle	Dominica	Registered	Not Available	8/12/1991	33817	8/12/1991

REALITIES BOTTLE	Grenada	Registered	Not Available		81 of 1992	8/12/1991

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
REALITIES BOTTLE	Montserrat	Registered	Not Available	7/2/1993	1707	7/2/1993

REALITIES BOTTLE	Turks & Caicos	Registered	Not Available	6/9/1992	10790	2/8/1993

REALITIES BOTTLE	Virgin Islands (U.S.)	Registered	Not Available	10/20/1993	6779	10/20/1993

REALITY	Germany	Filed	C3999333 Wz	12/13/1989

RG NEW YORKK	Mauritius	Registered	Not Available		218	6/23/1981

RHYTHM AND BLUES	China P.R.	Registered	4830620	8/11/2005	4830620	3/7/2009

RHYTHM AND BLUES	Mexico	Registered	725455	6/28/2005	921883	2/28/2006

RHYTM AND BLUES	Community Trademark	Registered	4508594	6/24/2005	4508594	12/13/2006

R–R–R–R–RUSS	India	Registered	367143	10/6/1980	367143	10/6/1980

RRRRRUSS	Mauritius	Registered	Not Available		Reg A.23 of 37	12/9/1980

RRRRRUSS	New Zealand	Registered	Not Available		B105813	10/1/1973

RRRRRUSS	Sri Lanka	Filed	63598	4/15/1992

RT II & Design	Mauritius	Registered	Not Available		Reg A.23 of 32	12/9/1980

RUSS	Dominican Republic	Registered	Not Available		53872	7/15/1992

RUSS	Germany	Registered	R30578	10/5/1973	929177	3/18/1975

RUSS	Greece	Registered	Not Available	5/14/1985	79834	9/17/1987

RUSS	Guatemala	Registered	Not Available		71866211155	8/16/1994

RUSS	Norway	Registered	Not Available		94325	7/3/1985

RUSS	Philippines	Registered	Not Available		24257	10/29/1976

RUSS	Philippines	Filed	4200106209	8/21/2001

RUSS	Sri Lanka	Registered	Not Available	8/22/1985	49872	10/14/1991

RUSS GIRL	India	Registered	367138	10/6/1980	367138	10/6/1980

RUSS GIRL	Mauritius	Registered	Not Available		Reg A.23 of 36	12/9/1980

RUSS PETITES	Guatemala	Registered	Not Available		7320649158	9/16/1994

Scotty Dog Logo	China P.R.	Registered	4360085	11/12/2004	4360085	8/7/2008

Scotty Dog Logo	Japan	Registered	2004102908	11/10/2004	4866190	5/20/2005

Scotty Dog Logo	Mexico	Registered	687618	11/12/2004	887160	6/21/2005

Scotty Dog Logo	South Korea	Registered	40200451278	11/12/2004	400652724	2/24/2006

SIGRID OLSEN	Turkey	Registered	200527097	6/30/2005	200527097	6/30/2005

Single Triangle from Linen Logo	Dominican Republic	Registered	Not Available		50898	4/19/1991

Single Triangle from Linen Logo	Dominican Republic	Registered	Not Available		50943	4/19/1991

Single Triangle from Linen Logo	Dominican Republic	Registered	Not Available		60132	5/15/1991

SOUL BY CURVE	Aruba	Registered	50808.2	8/8/2005	25511	3/15/2006

SOUL BY CURVE	Colombia	Registered	5079847	8/11/2005	329804	2/27/2007

SOUL BY CURVE	Haiti	Registered	745A	8/9/2005	1Reg149	1/6/2006

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SOUL BY CURVE	Oman	Filed	37235	8/8/2005

SOUL BY CURVE	Panama	Registered	14442801	8/17/2005	14442801	8/17/2005

SOUL BY CURVE	Qatar	Registered	36593	8/15/2005	36593	7/30/2009

SOUL BY CURVE	Saudi Arabia	Registered	114062	2/28/2007	114183	2/21/2010

SOUL BY CURVE	Venezuela	Filed	171642005	8/8/2005

SOUL BY CURVE Stylized	India	Registered	1375226	8/3/2005	1375225	8/3/2005

SOUL BY CURVE Stylized	Mexico	Registered	732415	8/5/2005	963974	11/28/2006

SPARK LIZ CLAIBORNE	Aruba	Registered	IM02061812	6/14/2002	21954	6/25/2002

SPARK LIZ CLAIBORNE	Bahrain	Registered	31564	6/22/2002	31564	8/23/2003

SPARK LIZ CLAIBORNE	Barbados	Registered	Not Available	6/26/2002	8116958	4/25/2003

SPARK LIZ CLAIBORNE	Bermuda	Registered	34350	6/21/2002	34350	8/29/2003

SPARK LIZ CLAIBORNE	Bolivia	Registered	101480	11/12/2002	90906C	8/13/2003

SPARK LIZ CLAIBORNE	Chile	Registered	570726	6/17/2002	680.485	12/5/2003

SPARK LIZ CLAIBORNE	China P.R.	Registered	3211329	6/14/2002	3211329	2/7/2004

SPARK LIZ CLAIBORNE	Costa Rica	Registered	20020004322	6/26/2002	138609	5/16/2003

SPARK LIZ CLAIBORNE	Dominican Republic	Registered	Not Available		134585	4/15/2003

SPARK LIZ CLAIBORNE	Ecuador	Registered	124700	6/13/2002	20120	10/3/2002

SPARK LIZ CLAIBORNE	Israel	Filed	157683	6/16/2002

SPARK LIZ CLAIBORNE	Netherlands Antilles	Registered	Not Available		8866	7/4/2002

SPARK LIZ CLAIBORNE	Panama	Registered	13776101	9/24/2004	137761 01	3/23/2005

SPARK LIZ CLAIBORNE	Paraguay	Registered	140672002	6/14/2002	253397	12/13/2002

SPARK LIZ CLAIBORNE	Philippines	Registered	42002009189	10/25/2002	42002009189	12/5/2004

SPARK LIZ CLAIBORNE	Puerto Rico	Registered	na	1/21/2003	58796	1/21/2003

SPARK LIZ CLAIBORNE Logo	Puerto Rico	Registered	63493	1/21/2003	63493	10/28/2004

SPARK SEDUCTION LIZ CLAIBORNE	Aruba	Registered	D500245	4/29/2005	11338	4/29/2005

SPARK SEDUCTION LIZ CLAIBORNE	Bolivia	Registered	SM33952004	10/21/2004	100897C	9/26/2005

SPARK SEDUCTION LIZ CLAIBORNE	Costa Rica	Registered	20079168	10/27/2004	185762	10/27/2004

SPARK SEDUCTION LIZ CLAIBORNE	Guatemala	Registered	200408135	5/2/2005	136624	5/2/2005

SPARK SEDUCTION LIZ CLAIBORNE	Netherlands Antilles	Filed

SPARK SEDUCTION LIZ CLAIBORNE	Panama	Registered	138704 01	11/2/2004	138704 01	3/29/2005

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
SPARK SEDUCTION LIZ CLAIBORNE	Paraguay	Registered	297352004	9/4/2008	315715	9/4/2008

SPARK SEDUCTION LIZ CLAIBORNE	Philippines	Registered	42002009189	12/5/2004	42002009189	12/5/2004

STAMP 10	China P.R.	Registered	4830603	8/11/2005	4830603	6/14/2009

STAMP 10	China P.R.	Registered	5341446	5/11/2006	5341446	12/21/2009

STAMP 10	India	Registered	1449143	5/1/2006	1449143	5/1/2006

STAMP 10	Mexico	Registered	725459	6/28/2005	969541	1/25/2007

STREETSCAPE	China P.R.	Registered	5711321	11/9/2006	5711321	10/7/2009

STUDIO BY LIZ CLAIBORNE	Mexico	Registered	817571	11/6/2006	988933	6/22/2007

THE VILLAGER	Colombia	Registered	96064081	6/1/1993	198.698	6/27/1997

TINT	China P.R.	Registered	4830629	8/11/2005	4830629	5/7/2009

TINT	Community Trademark	Registered	4508552	6/24/2005	4508552	6/21/2006

TRAVIS II	Canada	Registered	689921	9/19/1991	415953	8/27/1993

Triangle Cosmetic Logo	Barbados	Registered	Not Available		813759	1/17/1994

Triangle Cosmetic Logo	Costa Rica	Registered	19007594203	11/16/1990	75942	6/25/1991

Triangle Cosmetic Logo	Czech Republic	Filed	10468195	10/5/1995

Triangle Cosmetic Logo	Japan	Registered	H01044353	4/17/1989	2474053	11/30/1992

Triangle Cosmetic Logo	Macedonia	Registered	PZ246294	7/5/1994	4368	3/5/1997

Triangle Cosmetic Logo	Philippines	Registered	Not Available		56273	10/6/1993

Triangle Cosmetic Logo	Puerto Rico	Registered	Not Available		29384	9/5/1990

Triangle Cosmetic Logo	Puerto Rico	Registered	Not Available		29837	1/9/1991

Triangle Cosmetic Logo	Trinidad	Registered	18117	4/13/1989	18117	9/2/1992

Triangle Cosmetic Logo (Color)	India	Registered	667215	5/31/1995	667215

TRIANGLE DEISGN	New Zealand	Registered	Not Available		B170587	2/23/1987

Triangle Design	Bahamas	Registered	Not Available		12412	3/16/1987

Triangle Design	Bangladesh	Registered	26498	2/20/1988	26498	2/20/1988

Triangle Design	Barbados	Registered	Not Available		81929	6/19/1987

Triangle Design	Barbados	Registered	Not Available		811206	8/27/1987

Triangle Design	Barbados	Registered	Not Available		811210	8/27/1987

Triangle Design	Barbados	Registered	Not Available		811209	8/27/1987

Triangle Design	Barbados	Registered	Not Available		811208	8/27/1987

Triangle Design	Bermuda	Registered	Not Available		B22077	5/4/1993

Triangle Design	Bolivia	Registered	Not Available		46166	10/20/1987

Triangle Design	Bolivia	Registered	Not Available		46163	10/20/1987

Triangle Design	Bolivia	Registered	Not Available		46164	10/20/1987

Triangle Design	Bolivia	Registered	Not Available		46146	10/20/1987

TRIANGLE DESIGN	Colombia	Registered		6/30/1994	161767	6/30/1994

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		42711	6/23/1987

TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		43176	8/20/1987

TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		43094	8/20/1987

TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		43095	8/20/1987

TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		43161	8/20/1987

TRIANGLE DESIGN	Dominican Republic	Registered	Not Available		43367	9/15/1987

TRIANGLE DESIGN	Ecuador	Registered	Not Available		107493	5/18/1988

TRIANGLE DESIGN	Ecuador	Registered	Not Available		107693	5/18/1988

TRIANGLE DESIGN	Guatemala	Registered	Not Available		54765142121	12/8/1987

TRIANGLE DESIGN	Guatemala	Registered	Not Available		54771148121	12/8/1987

TRIANGLE DESIGN	Guatemala	Registered	Not Available		54769146121	12/8/1987

TRIANGLE DESIGN	Guatemala	Registered	Not Available		54857234121	1/26/1988

TRIANGLE DESIGN	Guatemala	Registered	64955311141	7/26/1991	64955311141	7/26/1991

TRIANGLE DESIGN	Guatemala	Registered	401890	9/18/1990	111173	2/6/2002

TRIANGLE DESIGN	Haiti	Registered	Not Available		268114	8/24/1987

TRIANGLE DESIGN	Haiti	Registered	Not Available		211Reg80	10/7/1987

TRIANGLE DESIGN	Haiti	Registered	Not Available		213Reg80	10/7/1987

TRIANGLE DESIGN	Haiti	Registered	Not Available		214Reg80	10/7/1987

TRIANGLE DESIGN	Honduras	Registered	48254	9/8/1987	48254	9/8/1987

TRIANGLE DESIGN	Honduras	Registered	48250	9/8/1987	48250	9/8/1987

TRIANGLE DESIGN	Honduras	Registered	48255	9/8/1987	48255	9/8/1987

TRIANGLE DESIGN	Honduras	Registered	48252	9/8/1987	48252	9/8/1987

TRIANGLE DESIGN	Honduras	Registered	48253	9/8/1987	48253	9/8/1987

TRIANGLE DESIGN	Honduras	Registered	48251	9/8/1987	48251	9/8/1987

Triangle Design	Iceland	Registered	Not Available		8641992	9/1/1992

TRIANGLE DESIGN	Israel	Registered	65242	12/29/1986	65242	3/7/1991

TRIANGLE DESIGN	Israel	Registered	Not Available	1/28/1987	65440	10/16/1990

TRIANGLE DESIGN	Israel	Registered	Not Available	1/28/1987	65441	5/31/1991

TRIANGLE DESIGN	Israel	Registered	Not Available	1/28/1987	65443	10/31/1990

TRIANGLE DESIGN	Israel	Registered	Not Available	1/28/1987	65444	10/31/1990

TRIANGLE DESIGN	Jamaica	Registered	Not Available		B27709	1/19/1987

TRIANGLE DESIGN	Jamaica	Registered	Not Available		B28580	1/19/1987

TRIANGLE DESIGN	Jamaica	Registered	Not Available		B26163	1/19/1987

TRIANGLE DESIGN	Jamaica	Registered	Not Available		B26338	1/19/1987

TRIANGLE DESIGN	Macedonia	Registered	PZ246494	3/5/1997	4370	7/5/1994

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
TRIANGLE DESIGN	Morocco	Registered	Not Available		6707	6/24/1987

TRIANGLE DESIGN	New Zealand	Registered	Not Available		B170585	2/23/1987

TRIANGLE DESIGN	New Zealand	Registered	Not Available		B170588	2/23/1987

TRIANGLE DESIGN	Pakistan	Filed	95706	9/10/1987

TRIANGLE DESIGN	Peru	Registered		1/19/1990	84061	1/19/1990

TRIANGLE DESIGN	Peru	Filed	116982	2/19/1987

TRIANGLE DESIGN	Puerto Rico	Registered	Not Available		28312	9/21/1988

TRIANGLE DESIGN	Puerto Rico	Registered	Not Available		28313	9/21/1988

TRIANGLE DESIGN	Ukraine	Registered	Not Available	12/20/1993	9998	6/30/1998

TRIANGLE DESIGN	Vietnam	Registered	Not Available	3/10/1992	5874	9/8/1992

TRIANGLE DESIGN	Vietnam	Registered	Not Available	3/10/1992	5835	9/8/1992

TRIANGLE DESIGN	Virgin Islands (U.S.)	Registered	Not Available		6028	10/20/1993

TRIANGLE DESIGN	Virgin Islands (U.S.)	Registered	Not Available		6035	10/20/1993

TRIANGLE DESIGN	Yugoslavia	Registered	Not Available		32223Z2087	10/10/1988

Triangle Linen Logo	Dominican Republic	Registered	Not Available		50903	4/19/1991

Triangle Linen Logo	Dominican Republic	Registered	Not Available		50940	4/19/1991

Triangle Linen Logo	Dominican Republic	Registered	Not Available		50975	4/19/1991

Triangle Patch Logo	Dominican Republic	Registered	Not Available		50899	4/19/1991

Triangle Patch Logo	Dominican Republic	Registered	Not Available		50941	4/19/1991

Triangle Patch Logo	Dominican Republic	Registered	Not Available		50966	4/19/1991

Triangle Vinyl Logo	Dominican Republic	Registered	Not Available		50913	4/19/1991

Triangle Vinyl Logo	Dominican Republic	Registered	Not Available		50944	4/19/1991

Triangle Vinyl Logo	Dominican Republic	Registered	Not Available		50976	4/19/1991

TRIFARI	Aruba	Registered	15136	1/31/1991	15136	1/31/1991

TRIFARI	Bahamas	Registered	Not Available		14003	4/5/1990

TRIFARI	Bahrain	Registered	Not Available		12398	3/30/1989

TRIFARI	Bermuda	Registered	Not Available	8/13/1992	A21267	8/13/1992

TRIFARI	British Virgin Islands	Registered	2395	5/21/1992	2395	5/21/1992

TRIFARI	Chile	Registered	Not Available		369408	6/4/1991

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
TRIFARI	Dominican Republic	Registered	99109546	2/2/1994	71119	4/15/1994

TRIFARI	Guatemala	Registered	Not Available		68755	2/5/1993

TRIFARI	Jamaica	Registered	Not Available	1/4/1991	25340	1/4/1991

TRIFARI	Kuwait	Registered	23192	7/31/1989	21582	7/31/1989

TRIFARI	Nicaragua	Registered	Not Available		21123	2/28/1992

TRIFARI	Oman	Registered	Not Available	9/18/1989	2706	9/18/1989

TRIFARI	Paraguay	Registered	Not Available	7/1/1991	147437	7/1/1991

TRIFARI	Philippines	Registered	42004009758	10/18/1994	42004009758	10/19/1995

TRIFARI	Qatar	Registered	7051	1/5/1989	7051	1/5/1989

TRIFARI	Saudi Arabia	Registered	20671	12/2/1989	20671	12/2/1989

TRIFARI	Singapore	Registered	T8302014I	4/18/1983	T8302014I	4/18/1983

TRIFARI	Sweden	Registered	Not Available		198520	11/1/1985

TRIFARI	Thailand	Registered	298516	12/6/1985	42911	12/6/1985

TRIFARI	Turkey	Registered	200527100	6/30/2005	200527100	6/30/2005

TRIFARI	Venezuela	Registered	219990	5/2/1994	F158317	6/13/1994

Ultra Grain Logo	Dominican Republic	Registered	Not Available		50902	4/19/1991

Ultra Grain Logo	Dominican Republic	Registered	Not Available		50939	4/19/1991

Ultra Grain Logo	Dominican Republic	Registered	Not Available		50988	4/19/1991

VILLAGER	Benelux	Registered	Not Available	10/7/1971	304783	10/7/1971

VILLAGER	Israel	Registered	Not Available	11/24/1968	29413	5/3/1971

VILLAGER	Turkey	Registered	200527104	6/30/2005	200527104	6/30/2005

VIVID	Bahrain	Registered	Not Available		18484	2/18/1995

VIVID	Barbados	Registered	Not Available	5/20/1994	8110127	10/20/1999

VIVID	Belize	Registered	Not Available		7828	5/20/1993

VIVID	Bermuda	Registered	28878	6/30/1997	28878	6/30/1997

VIVID	Bulgaria	Registered	Not Available	1/20/1994	24228	1/20/1994

VIVID	Dominican Republic	Registered	Not Available		70212	1/15/1994

VIVID	Greece	Registered	Not Available	1/10/1994	117381	1/10/1994

VIVID	Kuwait	Registered	Not Available		28284	10/7/1997

VIVID	Nicaragua	Registered	Not Available		27.455 c.c.	1/4/1995

VIVID	Oman	Registered	9035	10/23/1993	9035	9/16/2001

VIVID	Puerto Rico	Registered	Not Available		32705	4/23/1993

VIVID	Qatar	Registered	11513	1/4/1994	11513	8/14/2001

VIVID	Slovak Republic	Registered	Not Available		179827	1/26/1994

VIVID	St. Kitts-Nevis	Registered	Not Available		4173	5/6/1994

L.C.LICENSING, INC.
Mark Name	Country	Status	App. No.	App. Date	Reg. No.	Reg. Date
VIVID	Trinidad	Registered	22217	12/2/1993	22217	4/11/1995

VIVID	Turkey	Registered	95014505	12/8/1995	167518	12/8/1995

VIVID	Virgin Islands (U.S.)	Registered	Not Available		6199	2/7/1995

YZZA	Chile	Registered	664650	10/28/2004	724658	10/18/2005

YZZA	China P.R.	Registered	4830604	8/11/2005	4830604	5/21/2009

YZZA	Community Trademark	Registered	4082137	10/20/2004	4082137	5/22/2007

YZZA	Costa Rica	Registered	20040008274	11/3/2004	168759	6/20/2007

YZZA	Guatemala	Registered	81312004	11/2/2004	200408131	5/23/2005

YZZA	Mexico	Filed	725458	6/28/2005

YZZA	Panama	Filed	140064	1/13/2005

DOMAIN NAMES

Domain Name	Registrant
3xclothing.com	Liz Claiborne, Inc.
7juicy.com	Liz Claiborne, Inc.
anagramapparel.biz	Liz Claiborne, Inc.
anagramapparel.com	Liz Claiborne, Inc.
anagramapparel.us	Liz Claiborne, Inc.
anagramclothes.biz	Liz Claiborne, Inc.
anagramclothes.com	Liz Claiborne, Inc.
anagramclothes.us	Liz Claiborne, Inc.
asktim.net	Liz Claiborne, Inc.
beingjohnbartlett.com	Liz Claiborne, Inc.
birdbyjuicycouture.com	Liz Claiborne, Inc.
boraborafragrances.com	Liz Claiborne, Inc.
boraborafragrances.net	Liz Claiborne, Inc.
boraborafragrances.org	Liz Claiborne, Inc.
buyjackspade.com	Liz Claiborne, Inc.
buyjuicycouture.com	Liz Claiborne, Inc.
buykatespade.com	Liz Claiborne, Inc.
buyliz.com	Liz Claiborne, Inc.
buyluckybrandjeans.com	Liz Claiborne, Inc.
buymexx.com	Liz Claiborne, Inc.
byjuicycouture.com	Liz Claiborne, Inc.
c20.biz	Liz Claiborne, Inc.
c20.us	Liz Claiborne, Inc.
captionapparel.biz	Liz Claiborne, Inc.
captionapparel.com	Liz Claiborne, Inc.
captionapparel.us	Liz Claiborne, Inc.
captionclothes.biz	Liz Claiborne, Inc.
captionclothes.com	Liz Claiborne, Inc.
captionclothes.us	Liz Claiborne, Inc.
cenza.net	Liz Claiborne, Inc.
cenzaapparel.com	Liz Claiborne, Inc.
cenzafashion.com	Liz Claiborne, Inc.
cheapjuciyshop.com	Liz Claiborne, Inc.
cheapjuicy.com	Liz Claiborne, Inc.
claiborne.biz	Liz Claiborne, Inc.
claiborne.com	Liz Claiborne, Inc.
claiborne.us	Liz Claiborne, Inc.
claiborne20.biz	Liz Claiborne, Inc.
claiborne20.us	Liz Claiborne, Inc.

Domain Name	Registrant
claibornebaby.biz	Liz Claiborne, Inc.
claiborneboys.biz	Liz Claiborne, Inc.
claibornebyjohnbartlet.com	Liz Claiborne, Inc.
claibornebyjohnbartlett.com	Liz Claiborne, Inc.
claibornebyjonbartlett.com	Liz Claiborne, Inc.
claibornec20.com	Liz Claiborne, Inc.
claiborneconnects.com	Liz Claiborne, Inc.
claiborneformal.biz	Liz Claiborne, Inc.
claiborneformen.com	Liz Claiborne, Inc.
claibornekids.biz	Liz Claiborne, Inc.
claiborneluggage.com	Liz Claiborne, Inc.
claibornemen.com	Liz Claiborne, Inc.
claibornemens.com	Liz Claiborne, Inc.
claiborneneckwear.biz	Liz Claiborne, Inc.
claiborneoptics.biz	Liz Claiborne, Inc.
claiborneouterwear.biz	Liz Claiborne, Inc.
claibornepants.biz	Liz Claiborne, Inc.
claibornesocks.biz	Liz Claiborne, Inc.
claibornesport.biz	Liz Claiborne, Inc.
claibornesport.us	Liz Claiborne, Inc.
claibornestyle.com	Liz Claiborne, Inc.
claibornesucks.com	Liz Claiborne, Inc.
claibornesucks.net	Liz Claiborne, Inc.
claibornesucks.org	Liz Claiborne, Inc.
claibornesuits.biz	Liz Claiborne, Inc.
clairbornebyjohnbartlett.com	Liz Claiborne, Inc.
clairborneformen.com	Liz Claiborne, Inc.
companyellentracy.com	Liz Claiborne, Inc.
cottonuity.com	Liz Claiborne, Inc.
cottonuity.net	Liz Claiborne, Inc.
couture4acause.com	Liz Claiborne, Inc.
couturejuicy.org	Liz Claiborne, Inc.
curve.biz	Liz Claiborne, Inc.
curve.us	Liz Claiborne, Inc.
curvecrush.com	Liz Claiborne, Inc.
curve-fragrance.com	Liz Claiborne, Inc.
curve-fragrances.com	Liz Claiborne, Inc.
curvefragrence.com	Liz Claiborne, Inc.
dailycouturist.com	Liz Claiborne, Inc.
danab.com	Liz Claiborne, Inc.
danabandkaren.com	Liz Claiborne, Inc.
danablink.com	Liz Claiborne, Inc.
danaboutlet.com	Liz Claiborne, Inc.
danabuchman.biz	Liz Claiborne, Inc.

Domain Name	Registrant
danabuchman.com	Liz Claiborne, Inc.
danabuchman.jp	Liz Claiborne, Inc.
danabuchman.us	Liz Claiborne, Inc.
danabuchmandeluxe.biz	Liz Claiborne, Inc.
danabuchmanintuition.biz	Liz Claiborne, Inc.
danabuchmanintuition.com	Liz Claiborne, Inc.
danabuchmanluxe.com	Liz Claiborne, Inc.
danabuchmanluxe.us	Liz Claiborne, Inc.
danabuchmanvip.com	Liz Claiborne, Inc.
danaellenoutlet.com	Liz Claiborne, Inc.
dana-link.com	Liz Claiborne, Inc.
dbintuition.com	Liz Claiborne, Inc.
denim-evolution.com	Liz Claiborne, Inc.
denimtour.com	Liz Claiborne, Inc.
discountjuicycouture.org	Liz Claiborne, Inc.
dklink.com	Liz Claiborne, Inc.
dknyjeansoutlet.com	Liz Claiborne, Inc.
dknyjoutlet.com	Liz Claiborne, Inc.
elisabeth.com	Liz Claiborne, Inc.
elisabethstyle.com	Liz Claiborne, Inc.
ellentracyoutlet.com	Liz Claiborne, Inc.
enyce.biz	Liz Claiborne, Inc.
enyce.info	Liz Claiborne, Inc.
enycejeans.com	Liz Claiborne, Inc.
fashionjuicystore.com	Liz Claiborne, Inc.
firstissue.biz	Liz Claiborne, Inc.
firstissue.com	Liz Claiborne, Inc.
first-issue.com	Liz Claiborne, Inc.
firstissue.us	Liz Claiborne, Inc.
getliz.biz	Liz Claiborne, Inc.
getliz.com	Liz Claiborne, Inc.
getliz.net	Liz Claiborne, Inc.
getliz.us	Liz Claiborne, Inc.
hotpink.us	Liz Claiborne, Inc.
i-juicycouture.com	Liz Claiborne, Inc.
ijuicycouture.net	Liz Claiborne, Inc.
ijuicycoutureoutlet.com	Liz Claiborne, Inc.
ijuicycoutureoutlets.com	Liz Claiborne, Inc.
ijuicycoutures.com	Liz Claiborne, Inc.
intentionsapparel.com	Liz Claiborne, Inc.
intentionsapparel.net	Liz Claiborne, Inc.
intentionsclothes.com	Liz Claiborne, Inc.
intentionsclothes.net	Liz Claiborne, Inc.
iptnj.com	Liz Claiborne, Inc.

Domain Name	Registrant
italics.biz	Liz Claiborne, Inc.
italicsapparel.biz	Liz Claiborne, Inc.
italicsapparel.com	Liz Claiborne, Inc.
italicsclothes.biz	Liz Claiborne, Inc.
italicsclothes.com	Liz Claiborne, Inc.
italicsclothes.us	Liz Claiborne, Inc.
italix.biz	Liz Claiborne, Inc.
italix.us	Liz Claiborne, Inc.
jackspade.biz	Liz Claiborne, Inc.
jackspade.com	Liz Claiborne, Inc.
jackspade.info	Liz Claiborne, Inc.
jackspade.net	Liz Claiborne, Inc.
jackspade.us	Liz Claiborne, Inc.
jucycoture.com	Liz Claiborne, Inc.
juicijewelry.com	Liz Claiborne, Inc.
juicy888.com	Liz Claiborne, Inc.
juicyacouture.com	Liz Claiborne, Inc.
juicybaby.com	Liz Claiborne, Inc.
juicybaby.net	Liz Claiborne, Inc.
juicybaby.org	Liz Claiborne, Inc.
juicy-blog.com	Liz Claiborne, Inc.
juicycature.com	Liz Claiborne, Inc.
juicyclothingsale.com	Liz Claiborne, Inc.
juicycoture.com	Liz Claiborne, Inc.
juicycoutur.com	Liz Claiborne, Inc.
juicycouture.asia	Liz Claiborne, Inc.
juicycouture.cc	Liz Claiborne, Inc.
juicycouture.co.uk	Liz Claiborne, Inc.
juicycouture.com	Liz Claiborne, Inc.
juicy-couture.com	Liz Claiborne, Inc.
juicycouture.de	L. C. Licensing Inc.
juicycouture.hk	Liz Claiborne, Inc.
juicycouture.net	Liz Claiborne, Inc.
juicy-couture.net	Liz Claiborne, Inc.
juicycouture.org	Liz Claiborne, Inc.
juicycouture.us	Liz Claiborne, Inc.
juicycouture2sale.com	Liz Claiborne, Inc.
juicycouture4sale.com	Liz Claiborne, Inc.
juicycouture4u.com	Liz Claiborne, Inc.
juicycouturea.com	Liz Claiborne, Inc.
juicycoutureb.com	Liz Claiborne, Inc.
juicycouturebags.com	Liz Claiborne, Inc.
juicycoutureblog.com	Liz Claiborne, Inc.
juicycouturebuy.com	Liz Claiborne, Inc.

Domain Name	Registrant
juicycouturec.com	Liz Claiborne, Inc.
juicycoutureclothing.com	Liz Claiborne, Inc.
juicycoutureclub.com	Liz Claiborne, Inc.
juicycouturecosmetics.com	Liz Claiborne, Inc.
juicycoutured.com	Liz Claiborne, Inc.
juicycouturediscount.com	Liz Claiborne, Inc.
juicycoutureee.com	Liz Claiborne, Inc.
juicycouturef.com	Liz Claiborne, Inc.
juicycouturefactory.com	Liz Claiborne, Inc.
juicycouturefashion.com	Liz Claiborne, Inc.
juicycoutureg.com	Liz Claiborne, Inc.
juicycoutureh.com	Liz Claiborne, Inc.
juicycouturehandbags.com	Liz Claiborne, Inc.
juicycouture-handbags.org	Liz Claiborne, Inc.
juicycouturei.com	Liz Claiborne, Inc.
juicycouturejeans.com	Liz Claiborne, Inc.
juicycouturejewelry.org	Liz Claiborne, Inc.
juicycouturekid.com	Liz Claiborne, Inc.
juicycouturekids.com	Liz Claiborne, Inc.
juicy-couture-land.com	Liz Claiborne, Inc.
juicycoutureonsale.com	Liz Claiborne, Inc.
juicycoutureorder.com	Liz Claiborne, Inc.
juicycoutureoutlet.cc	Liz Claiborne, Inc.
juicycoutureoutlet.com	Liz Claiborne, Inc.
juicycoutureoutlet.org	Liz Claiborne, Inc.
juicy-coutureoutlet.org	Liz Claiborne, Inc.
juicycouture-outlet.org	Liz Claiborne, Inc.
juicycouture-outlets.com	Liz Claiborne, Inc.
juicycoutureoutlets.net	Liz Claiborne, Inc.
juicycoutureoutlet-store.com	Liz Claiborne, Inc.
juicycouturepurses.org	Liz Claiborne, Inc.
juicycouture-sale.org	Liz Claiborne, Inc.
juicycouturesales.com	Liz Claiborne, Inc.
juicycoutureshop.com	Liz Claiborne, Inc.
juicycoutureshopping.com	Liz Claiborne, Inc.
juicycouturesoutlet.com	Liz Claiborne, Inc.
juicycoutures-outlet.com	Liz Claiborne, Inc.
juicycouturesoutlet.net	Liz Claiborne, Inc.
juicycouturesoutlets.com	Liz Claiborne, Inc.
juicycouturesoutlets.net	Liz Claiborne, Inc.
juicycoutureuk.com	Liz Claiborne, Inc.
juicycoutureus.com	Liz Claiborne, Inc.
juicycoutureusa.com	Liz Claiborne, Inc.
juicycouturewholesale.com	Liz Claiborne, Inc.

Domain Name	Registrant
juicycoutureworld.com	Liz Claiborne, Inc.
juicyedhardy.com	Liz Claiborne, Inc.
juicyfootwear.com	Liz Claiborne, Inc.
juicygirl.com	Liz Claiborne, Inc.
juicyhandbags.com	Liz Claiborne, Inc.
juicyjewelrysale.com	Liz Claiborne, Inc.
juicyoutletonline.com	Liz Claiborne, Inc.
juicyqueens.com	Liz Claiborne, Inc.
katedspade.com	Liz Claiborne, Inc.
katespade.asia	Liz Claiborne, Inc.
katespade.biz	Liz Claiborne, Inc.
katespade.com	Liz Claiborne, Inc.
katespade.info	Liz Claiborne, Inc.
katespadebag.com	Liz Claiborne, Inc.
katespadeoutlet.com	Liz Claiborne, Inc.
katespadestore.com	Liz Claiborne, Inc.
kcwlink.com	Liz Claiborne, Inc.
kensie.biz	Liz Claiborne, Inc.
kensie.com	Liz Claiborne, Inc.
kensie.net	Liz Claiborne, Inc.
kensieaccessories.com	Liz Claiborne, Inc.
kensiebags.com	Liz Claiborne, Inc.
kensiebelts.com	Liz Claiborne, Inc.
kensieclothing.biz	Liz Claiborne, Inc.
kensieclothing.com	Liz Claiborne, Inc.
kensieclothing.net	Liz Claiborne, Inc.
kensiecoats.com	Liz Claiborne, Inc.
kensiedenim.com	Liz Claiborne, Inc.
kensiedresses.com	Liz Claiborne, Inc.
kensieeyewear.com	Liz Claiborne, Inc.
kensiefootwear.com	Liz Claiborne, Inc.
kensiegirl.com	Liz Claiborne, Inc.
kensiegirl.net	Liz Claiborne, Inc.
kensiegirlaccessories.com	Liz Claiborne, Inc.
kensiegirlbags.com	Liz Claiborne, Inc.
kensiegirlbelts.com	Liz Claiborne, Inc.
kensiegirlcoats.com	Liz Claiborne, Inc.
kensiegirleyewear.com	Liz Claiborne, Inc.
kensiegirlfootwear.com	Liz Claiborne, Inc.
kensiegirlhandbags.com	Liz Claiborne, Inc.
kensiegirlhats.com	Liz Claiborne, Inc.
kensiegirlhome.com	Liz Claiborne, Inc.
kensiegirlintimates.com	Liz Claiborne, Inc.
kensiegirljeans.com	Liz Claiborne, Inc.

Domain Name	Registrant
kensiegirljewelry.com	Liz Claiborne, Inc.
kensiegirlkids.com	Liz Claiborne, Inc.
kensiegirlloungewear.com	Liz Claiborne, Inc.
kensiegirloptics.com	Liz Claiborne, Inc.
kensiegirlouterwear.com	Liz Claiborne, Inc.
kensiegirls.com	Liz Claiborne, Inc.
kensiegirlsleep.com	Liz Claiborne, Inc.
kensiegirlsleepwear.com	Liz Claiborne, Inc.
kensiegirlspa.com	Liz Claiborne, Inc.
kensiegirlsun.com	Liz Claiborne, Inc.
kensiegirlsunglasses.com	Liz Claiborne, Inc.
kensiegirlswimwear.com	Liz Claiborne, Inc.
kensiegirltv.com	Liz Claiborne, Inc.
kensiegirlwatches.com	Liz Claiborne, Inc.
kensiehandbags.com	Liz Claiborne, Inc.
kensiehats.com	Liz Claiborne, Inc.
kensiehome.com	Liz Claiborne, Inc.
kensieintimates.com	Liz Claiborne, Inc.
kensiejeans.com	Liz Claiborne, Inc.
kensiejewelry.com	Liz Claiborne, Inc.
kensiekids.com	Liz Claiborne, Inc.
kensieloungewear.com	Liz Claiborne, Inc.
kensiemens.com	Liz Claiborne, Inc.
kensieoptics.com	Liz Claiborne, Inc.
kensieouterwear.com	Liz Claiborne, Inc.
kensiesleep.com	Liz Claiborne, Inc.
kensiesleepwear.com	Liz Claiborne, Inc.
kensiespa.com	Liz Claiborne, Inc.
kensiesun.com	Liz Claiborne, Inc.
kensiesunglasses.com	Liz Claiborne, Inc.
kensieswimwear.com	Liz Claiborne, Inc.
kensietv.com	Liz Claiborne, Inc.
kensiewatches.com	Liz Claiborne, Inc.
kenziebags.com	Liz Claiborne, Inc.
kenziebelts.com	Liz Claiborne, Inc.
kenzieclothing.com	Liz Claiborne, Inc.
kenziefootwear.com	Liz Claiborne, Inc.
kenziefragrance.com	Liz Claiborne, Inc.
kenziegirl.com	Liz Claiborne, Inc.
kenzieintimates.com	Liz Claiborne, Inc.
kenziekidz.com	Liz Claiborne, Inc.
kenziemens.com	Liz Claiborne, Inc.
kenziemenz.com	Liz Claiborne, Inc.
kenziesocks.com	Liz Claiborne, Inc.

Domain Name	Registrant
kenzieswimwear.com	Liz Claiborne, Inc.
kenziewatches.com	Liz Claiborne, Inc.
kissjuicy.com	Liz Claiborne, Inc.
ladyenyce.com	Liz Claiborne, Inc.
laundrybyshellisegal.biz	Liz Claiborne, Inc.
lcirewards.com	Liz Claiborne, Inc.
lcnymarketing.com	Liz Claiborne, Inc.
lcnyoutlet.com	Liz Claiborne, Inc.
lcoutlet.com	Liz Claiborne, Inc.
liz.com	Liz Claiborne, Inc.
lizandco.com	Liz Claiborne, Inc.
lizandcompany.com	Liz Claiborne, Inc.
lizathome.com	Liz Claiborne, Inc.
lizbaby.biz	Liz Claiborne, Inc.
lizbody.com	Liz Claiborne, Inc.
lizbuy.com	Liz Claiborne, Inc.
lizbuzz.com	Liz Claiborne, Inc.
liz-canada.com	Liz Claiborne, Inc.
lizclaibore.com	Liz Claiborne, Inc.
lizclaiborne.asia	Liz Claiborne, Inc.
lizclaiborne.be	Liz Claiborne, Inc.
lizclaiborne.biz	Liz Claiborne, Inc.
lizclaiborne.com	Liz Claiborne, Inc.
liz-claiborne.com	Liz Claiborne, Inc.
lizclaiborne.com.cn	Liz Claiborne, Inc.
lizclaiborne.de	Liz Claiborne, Inc.
lizclaiborne.net	Liz Claiborne, Inc.
lizclaiborne.nl	Liz Claiborne, Inc. (registered in the name of MarkMonitor International LTD due to jurisdictional requirements)
lizclaiborne.us	Liz Claiborne, Inc.
lizclaiborneathome.com	Liz Claiborne, Inc.
lizclaibornebaby.biz	Liz Claiborne, Inc.
lizclaibornebaby.us	Liz Claiborne, Inc.
lizclaibornecanadainc.com	Liz Claiborne, Inc.
lizclaiborneclearance.com	Liz Claiborne, Inc.
lizclaiborneclothing.com	Liz Claiborne, Inc.
lizclaibornecoats.biz	Liz Claiborne, Inc.
lizclaibornecollection.biz	Liz Claiborne, Inc.
lizclaibornecollection.com	Liz Claiborne, Inc.
lizclaibornecollection.us	Liz Claiborne, Inc.
lizclaibornedenim.com	Liz Claiborne, Inc.
lizclaibornedenimtour.com	Liz Claiborne, Inc.
lizclaibornedresses.biz	Liz Claiborne, Inc.

Domain Name	Registrant
lizclaibornedresses.com	Liz Claiborne, Inc.
lizclaibornefootwear.biz	Liz Claiborne, Inc.
lizclaibornefootwear.com	Liz Claiborne, Inc.
lizclaibornegirls.biz	Liz Claiborne, Inc.
lizclaibornehome.biz	Liz Claiborne, Inc.
lizclaibornehome.com	Liz Claiborne, Inc.
lizclaibornehome.us	Liz Claiborne, Inc.
lizclaiborneinc.com	Liz Claiborne, Inc.
lizclaiborneintimates.biz	Liz Claiborne, Inc.
lizclaibornekids.biz	Liz Claiborne, Inc.
lizclaibornekids.com	Liz Claiborne, Inc.
lizclaibornekids.us	Liz Claiborne, Inc.
lizclaibornenewyork.com	Liz Claiborne, Inc.
lizclaibornenewyorkoutlet.com	Liz Claiborne, Inc.
lizclaiborneny.com	Liz Claiborne, Inc.
lizclaibornenyc.com	Liz Claiborne, Inc.
lizclaiborneonline.com	Liz Claiborne, Inc.
lizclaiborneoptics.biz	Liz Claiborne, Inc.
lizclaiborneoutlet.com	Liz Claiborne, Inc.
lizclaibornepanel.com	Liz Claiborne, Inc.
lizclaibornepetites.biz	Liz Claiborne, Inc.
lizclaibornepetites.com	Liz Claiborne, Inc.
lizclaibornesale.com	Liz Claiborne, Inc.
lizclaiborneshoes.biz	Liz Claiborne, Inc.
lizclaibornesleepwear.biz	Liz Claiborne, Inc.
lizclaibornestores.com	Liz Claiborne, Inc.
lizclaibornestudio.biz	Liz Claiborne, Inc.
lizclaibornestudio.com	Liz Claiborne, Inc.
lizclaibornestudio.us	Liz Claiborne, Inc.
lizclaibornestyle.com	Liz Claiborne, Inc.
lizclaibornesucks.com	Liz Claiborne, Inc.
lizclaibornesucks.net	Liz Claiborne, Inc.
lizclaibornesucks.org	Liz Claiborne, Inc.
lizclaibornesunglasses.biz	Liz Claiborne, Inc.
lizclaiborneswim.biz	Liz Claiborne, Inc.
lizclaiborneswimwear.biz	Liz Claiborne, Inc.
lizclaibornewoman.biz	Liz Claiborne, Inc.
lizclaibornewoman.us	Liz Claiborne, Inc.
lizclaibourne.com	Liz Claiborne, Inc.
lizclearance.com	Liz Claiborne, Inc.
lizco.biz	Liz Claiborne, Inc.
lizco.com	Liz Claiborne, Inc.
lizcoats.biz	Liz Claiborne, Inc.
lizcompanystore.com	Liz Claiborne, Inc.

Domain Name	Registrant
lizdenim.com	Liz Claiborne, Inc.
lizdenimtour.com	Liz Claiborne, Inc.
lizdresses.biz	Liz Claiborne, Inc.
lizeurope.com	Liz Claiborne, Inc.
liz-europe.com	Liz Claiborne, Inc.
lizexchange.com	Liz Claiborne, Inc.
lizfootwear.biz	Liz Claiborne, Inc.
lizfragrances.biz	Liz Claiborne, Inc.
lizfragrances.com	Liz Claiborne, Inc.
lizfragrances.net	Liz Claiborne, Inc.
lizfragrances.us	Liz Claiborne, Inc.
lizgirls.biz	Liz Claiborne, Inc.
lizgirls.com	Liz Claiborne, Inc.
lizgolf.biz	Liz Claiborne, Inc.
lizgolf.com	Liz Claiborne, Inc.
lizgolf.us	Liz Claiborne, Inc.
lizhome.biz	Liz Claiborne, Inc.
lizhome.com	Liz Claiborne, Inc.
lizintimates.biz	Liz Claiborne, Inc.
lizis.com	Liz Claiborne, Inc.
lizismagazine.com	Liz Claiborne, Inc.
lizjeans.com	Liz Claiborne, Inc.
lizkids.com	Liz Claiborne, Inc.
liz-kids.com	Liz Claiborne, Inc.
lizkids.net	Liz Claiborne, Inc.
lizlines.com	Liz Claiborne, Inc.
lizlink.com	Liz Claiborne, Inc.
lizloft.com	Liz Claiborne, Inc.
lizluggage.com	Liz Claiborne, Inc.
lizluxe.com	Liz Claiborne, Inc.
lizmagazine.com	Liz Claiborne, Inc.
liznet.com	Liz Claiborne, Inc.
liznite.com	Liz Claiborne, Inc.
liznow.com	Liz Claiborne, Inc.
lizoptics.biz	Liz Claiborne, Inc.
lizoutlet.com	Liz Claiborne, Inc.
lizsale.com	Liz Claiborne, Inc.
lizschool.com	Liz Claiborne, Inc.
lizshoes.biz	Liz Claiborne, Inc.
lizsleepwear.biz	Liz Claiborne, Inc.
lizsport.biz	Liz Claiborne, Inc.
lizsport.com	Liz Claiborne, Inc.
lizsport.us	Liz Claiborne, Inc.
lizstudio.com	Liz Claiborne, Inc.

Domain Name	Registrant
lizsunglasses.biz	Liz Claiborne, Inc.
lizswim.biz	Liz Claiborne, Inc.
lizswimwear.biz	Liz Claiborne, Inc.
lizteens.com	Liz Claiborne, Inc.
lizvpn.com	Liz Claiborne, Inc.
lizvpn.net	Liz Claiborne, Inc.
lizwear.biz	Liz Claiborne, Inc.
lizwear.us	Liz Claiborne, Inc.
lizwool.com	Liz Claiborne, Inc.
loveisnotabuse.com	Liz Claiborne, Inc.
luckbrandjeans.com	Liz Claiborne, Inc.
luckybaby.biz	Liz Claiborne, Inc.
luckybaby.us	Liz Claiborne, Inc.
luckyboy.biz	Liz Claiborne, Inc.
luckyboy.us	Liz Claiborne, Inc.
luckybrand.ae	Liz Claiborne, Inc.
luckybrand.be	Liz Claiborne, Inc.
luckybrand.bh	Liz Claiborne, Inc.
luckybrand.biz	Liz Claiborne, Inc.
luckybrand.co.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co.,Ltd. due to jurisdictional requirements)
luckybrand.co.uk	Liz Claiborne, Inc.
luckybrand.com	Liz Claiborne, Inc.
luckybrand.com.bh	Liz Claiborne, Inc.
luckybrand.com.eg	Liz Claiborne, Inc.
luckybrand.com.kw	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckybrand.com.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)
luckybrand.com.qa	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckybrand.com.sg	Liz Claiborne, Inc.
luckybrand.hk	Liz Claiborne, Inc.
luckybrand.ie	Lucky Brand Dungarees, Inc.
luckybrand.it	Liz Claiborne, Inc. (registered in the name of Markmonitor International Limited due to jurisdictional requirements)
luckybrand.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co.,Ltd. due to jurisdictional requirements)
luckybrand.lu	Liz Claiborne, Inc.
luckybrand.mobi	Liz Claiborne, Inc.
luckybrand.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)

Domain Name	Registrant
luckybrand.net	Liz Claiborne, Inc.
luckybrand.nl	Liz Claiborne, Inc. (registered in the name of MarkMonitor International LTD due to jurisdictional requirements)
luckybrand.sg	Liz Claiborne, Inc.
luckybrand.us	Liz Claiborne, Inc.
luckybrandbaby.biz	Liz Claiborne, Inc.
luckybrandbaby.us	Liz Claiborne, Inc.
luckybrandboy.biz	Liz Claiborne, Inc.
luckybrandcanada.com	Liz Claiborne, Inc.
luckybrandconcierge.com	Liz Claiborne, Inc.
luckybranddungarees.biz	Liz Claiborne, Inc.
luckybrandfootwear.com	Liz Claiborne, Inc.
luckybrandfoundation.com	Liz Claiborne, Inc.
luckybrandgirl.biz	Liz Claiborne, Inc.
luckybrandjans.com	Liz Claiborne, Inc.
luckybrandjeans.ae	Liz Claiborne, Inc.
luckybrandjeans.asia	Liz Claiborne, Inc.
luckybrandjeans.bh	Liz Claiborne, Inc.
luckybrandjeans.biz	Liz Claiborne, Inc.
luckybrandjeans.co.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co., Ltd. due to jurisdictional requirements)
luckybrandjeans.co.uk	Liz Claiborne, Inc.
luckybrandjeans.com	Liz Claiborne, Inc.
luckybrandjeans.com.bh	Liz Claiborne, Inc.
luckybrandjeans.com.eg	Liz Claiborne, Inc.
luckybrandjeans.com.kw	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckybrandjeans.com.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)
luckybrandjeans.com.qa	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckybrandjeans.com.sg	Liz Claiborne, Inc.
luckybrandjeans.hk	Liz Claiborne, Inc.
luckybrandjeans.info	Liz Claiborne, Inc.
luckybrandjeans.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co.,Ltd. due to jurisdictional requirements)
luckybrandjeans.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)
luckybrandjeans.net	Liz Claiborne, Inc.
luckybrandjeans.sg	Liz Claiborne, Inc.
luckybrandjeanskid.co.uk	Liz Claiborne, Inc.

Domain Name	Registrant
luckybrandkid.biz	Liz Claiborne, Inc.
luckybrandkid.co.uk	Liz Claiborne, Inc.
luckybrandkid.com	Liz Claiborne, Inc.
luckybrandkids.biz	Liz Claiborne, Inc.
luckybrandkids.us	Liz Claiborne, Inc.
luckybrandlegend.com	Liz Claiborne, Inc. (registered in the name of DNStination Inc. due to jurisdictional requirements)
luckybrandunderwear.com	Liz Claiborne, Inc.
lucky-canada.com	Liz Claiborne, Inc.
luckyclothing.com	Liz Claiborne, Inc.
luckygear.com	Liz Claiborne, Inc.
luckygirl.biz	Liz Claiborne, Inc.
luckygirl.us	Liz Claiborne, Inc.
luckyhound.com	Liz Claiborne, Inc.
luckyjans.com	Liz Claiborne, Inc.
luckyjeans.co.uk	Liz Claiborne, Inc.
luckyjeans.com	Liz Claiborne, Inc.
luckykid.ae	Liz Claiborne, Inc.
luckykid.be	Liz Claiborne, Inc.
luckykid.bh	Liz Claiborne, Inc.
luckykid.biz	Liz Claiborne, Inc.
luckykid.co.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co., Ltd. due to jurisdictional requirements)
luckykid.co.uk	Liz Claiborne, Inc.
luckykid.com.bh	Liz Claiborne, Inc.
luckykid.com.kw	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckykid.com.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)
luckykid.com.qa	Liz Claiborne, Inc. (registered in the name of Abu Ghazaleh Consulting & Intellectual due to jurisdictional requirements)
luckykid.com.sg	Liz Claiborne, Inc.
luckykid.hk	Liz Claiborne, Inc.
luckykid.ie	Lucky Brand Dungarees, Inc.
luckykid.it	Liz Claiborne, Inc. (registered in the name of Markmonitor International Limited due to jurisdictional requirements)
luckykid.kr	Liz Claiborne, Inc. (registered in the name of WHOIS Co., Ltd. due to jurisdictional requirements)
luckykid.lu	Liz Claiborne, Inc.
luckykid.my	Liz Claiborne, Inc. (registered in the name of Integricity Corporation Sdn. Bhd. due to jurisdictional requirements)
luckykid.sg	Liz Claiborne, Inc.

Domain Name	Registrant
luckykid.us	Liz Claiborne, Inc.
luckykids.be	Liz Claiborne, Inc.
luckykids.co.uk	Liz Claiborne, Inc.
luckykids.ie	Lucky Brand Dungarees, Inc.
luckykids.lu	Liz Claiborne, Inc.
luckyme.biz	Liz Claiborne, Inc.
luckyme.us	Liz Claiborne, Inc.
luckysoul.com	Liz Claiborne, Inc.
luckysoulfragrance.com	Liz Claiborne, Inc.
luckyville.biz	Liz Claiborne, Inc.
luckyville.com	Liz Claiborne, Inc.
luckyville.us	Liz Claiborne, Inc.
luckyyou.biz	Liz Claiborne, Inc.
luckyyou.us	Liz Claiborne, Inc.
luckyyouluckybrand.biz	Liz Claiborne, Inc.
luckyyouluckybrand.us	Liz Claiborne, Inc.
lukybrandjeans.com	Liz Claiborne, Inc.
macandjac.com	Liz Claiborne, Inc.
mambo.com	Liz Claiborne, Inc.
mambo.us	Liz Claiborne, Inc.
marvella.us	Liz Claiborne, Inc.
megallen.biz	Liz Claiborne, Inc.
megallen.us	Liz Claiborne, Inc.
metroconcepts.biz	Liz Claiborne, Inc.
metroconcepts.us	Liz Claiborne, Inc.
mexx.asia	Liz Claiborne, Inc.
mexxcanada.com	Liz Claiborne, Inc.
mexx-canada.com	Liz Claiborne, Inc.
mexxclothing.com	Liz Claiborne, Inc.
mexxkids.com	Liz Claiborne, Inc.
mexxmates.com	Liz Claiborne, Inc.
mexxsport.com	Liz Claiborne, Inc.
mexxstyle.com	Liz Claiborne, Inc.
mexx-us.com	Liz Claiborne, Inc.
mexx-usa.com	Liz Claiborne, Inc.
monet.biz	Liz Claiborne, Inc.
monet.com	Liz Claiborne, Inc.
monet.us	Liz Claiborne, Inc.
monetbridal.com	Liz Claiborne, Inc.
moneteurope.com	Liz Claiborne, Inc.
monet-europe.com	Liz Claiborne, Inc.
monetjewels.com	Liz Claiborne, Inc.
myjuicycouture.com	Liz Claiborne, Inc.
myjuicycoutures.com	Liz Claiborne, Inc.

Domain Name	Registrant
myjuicyinfo.com	Liz Claiborne, Inc.
nitroapparel.com	Liz Claiborne, Inc.
nitroapparel.net	Liz Claiborne, Inc.
nitroclothes.com	Liz Claiborne, Inc.
nitroclothes.net	Liz Claiborne, Inc.
nitrofashion.com	Liz Claiborne, Inc.
oliviastone.com	Liz Claiborne, Inc.
optives.biz	Liz Claiborne, Inc.
optives.us	Liz Claiborne, Inc.
optivesapparel.biz	Liz Claiborne, Inc.
optivesapparel.com	Liz Claiborne, Inc.
optivesclothes.com	Liz Claiborne, Inc.
pickjuicycouture.com	Liz Claiborne, Inc.
ratioapparel.biz	Liz Claiborne, Inc.
ratioapparel.com	Liz Claiborne, Inc.
ratioapparel.us	Liz Claiborne, Inc.
ratioclothes.biz	Liz Claiborne, Inc.
ratioclothes.com	Liz Claiborne, Inc.
ratioclothes.us	Liz Claiborne, Inc.
realities.com	Liz Claiborne, Inc.
realitiesclothing.com	Liz Claiborne, Inc.
realitiesfragrance.com	Liz Claiborne, Inc.
realitiesfragrances.com	Liz Claiborne, Inc.
recapapparel.biz	Liz Claiborne, Inc.
recapapparel.com	Liz Claiborne, Inc.
recapapparel.us	Liz Claiborne, Inc.
recapclothes.biz	Liz Claiborne, Inc.
recapclothes.com	Liz Claiborne, Inc.
recapclothes.us	Liz Claiborne, Inc.
rn80318.biz	Liz Claiborne, Inc.
rn80318.com	Liz Claiborne, Inc.
rn80318.net	Liz Claiborne, Inc.
rn80318.us	Liz Claiborne, Inc.
runwayofopportunity.com	Liz Claiborne, Inc.
russtogs.com	Liz Claiborne, Inc.
salejuicy.com	Liz Claiborne, Inc.
salejuicycouture.com	Liz Claiborne, Inc.
shopoingjuicyjewelry.com	Liz Claiborne, Inc.
sigridolsen.com	Liz Claiborne, Inc.
sigridolsencollection.com	Liz Claiborne, Inc.
sigridolsensport.com	Liz Claiborne, Inc.
smartthemagazine.com	Liz Claiborne, Inc.
soblue.com	Liz Claiborne, Inc.
soulbycurve.com	Liz Claiborne, Inc.

Domain Name	Registrant
sparkfragrance.com	Liz Claiborne, Inc.
sparkseduction.com	Liz Claiborne, Inc.
streetscapeapparel.biz	Liz Claiborne, Inc.
streetscapeapparel.com	Liz Claiborne, Inc.
streetscapeapparel.us	Liz Claiborne, Inc.
streetscapeclothes.biz	Liz Claiborne, Inc.
streetscapeclothes.com	Liz Claiborne, Inc.
streetscapeclothes.us	Liz Claiborne, Inc.
styledenial.com	Liz Claiborne, Inc.
style-denial.com	Liz Claiborne, Inc.
swefashion.com	Liz Claiborne, Inc.
swesweaters.com	Liz Claiborne, Inc.
talktotimgunn.com	Liz Claiborne, Inc.
tapemeasureapparel.com	Liz Claiborne, Inc.
tapemeasurefashion.com	Liz Claiborne, Inc.
templateapparel.biz	Liz Claiborne, Inc.
templateapparel.com	Liz Claiborne, Inc.
templateapparel.us	Liz Claiborne, Inc.
templateclothes.biz	Liz Claiborne, Inc.
templateclothes.com	Liz Claiborne, Inc.
templateclothes.us	Liz Claiborne, Inc.
thebigjuicydeal.com	Liz Claiborne, Inc.
thebrandcloset.com	Liz Claiborne, Inc.
thechaseseries.com	Liz Claiborne, Inc.
thedailycouturist.com	Liz Claiborne, Inc.
thejuicydeal.com	Liz Claiborne, Inc.
theluckyfew.com	Liz Claiborne, Inc.
themonetgroup.com	Liz Claiborne, Inc.
tigerjuicy.com	Liz Claiborne, Inc.
tim-gunn.com	Liz Claiborne, Inc.
timgunnforall.com	Liz Claiborne, Inc.
timgunnnewyork.com	Liz Claiborne, Inc.
timgunnny.com	Liz Claiborne, Inc.
timgunnnyc.com	Liz Claiborne, Inc.
timgunnproductions.com	Liz Claiborne, Inc.
timgunnstyle.com	Liz Claiborne, Inc.
tintapparel.biz	Liz Claiborne, Inc.
tintapparel.com	Liz Claiborne, Inc.
tintapparel.us	Liz Claiborne, Inc.
tintclothes.biz	Liz Claiborne, Inc.
tintclothes.com	Liz Claiborne, Inc.
tintclothes.us	Liz Claiborne, Inc.
trifari.biz	Liz Claiborne, Inc.
trifari.us	Liz Claiborne, Inc.

Domain Name	Registrant
triplexclothing.com	Liz Claiborne, Inc.
triplexdungarees.com	Liz Claiborne, Inc.
triplexxxclothing.com	Liz Claiborne, Inc.
triplexxxdungarees.biz	Liz Claiborne, Inc.
triplexxxdungarees.us	Liz Claiborne, Inc.
wfwikatespade.com	Liz Claiborne, Inc.
womanconquerall.com	Liz Claiborne, Inc.
womanconqueringall.com	Liz Claiborne, Inc.
womanconquersall.com	Liz Claiborne, Inc.
womenconquerall.com	Liz Claiborne, Inc.
womenconqueringall.com	Liz Claiborne, Inc.
womenconquersall.com	Liz Claiborne, Inc.
womenswork.biz	Liz Claiborne, Inc.
wwwjuicycouture.com	Liz Claiborne, Inc.
wwwkatespade.com	Liz Claiborne, Inc.
wwwluckybrandjeanscom.com	Liz Claiborne, Inc.
wwwluckyjeans.com	Liz Claiborne, Inc.
xxxclothing.com	Liz Claiborne, Inc.
yzza.ca	Liz Claiborne, Inc.
yzza.net	Liz Claiborne, Inc.
yzzastores.com	Liz Claiborne, Inc.

COPYRIGHTS
JUICY COUTURE, INC.

Title	Registration No.	Year of Registration
Juicy couture boys label : no. 2006-01.	VAu000709612	2006

Juicy couture label, 2006-01.	VAu000712299	2006

Juicy couture men’s label.	VAu000712296	2006

Juicy couture men’s lion label, 2006-01.	VAu000712297	2006

Juicy couture scotty label, 2006-01.	VAu000712298	2006

Juicy couture scotty label, 2006-01.	VAu000967236	2008
KATE SPADE, LLC

Title	Registration No.	Year of Registration
Gramercy Park.	VAu000590122	2004

Irving Place.	VAu000590123	2004

June Lane.	VAu000590124	2004

Kate Spade luggage stripe : fabric design.	VA0001250514	2000

Kate Spade multi-stripe.	VA0001073535	2001

Kate Spade multi-stripe. By Kate Spade, LLC.	VA0001207676	2001

Madison Square.	VAu000609318	2004

Signature rose print.	VA0001073534	2001

Signature rose print. By Kate Spade, LLC.	VA0001207677	2001

Sprinkle K.	VAu000479927	2000

Sprinkle K. By Kate Spade, LLC.	VAu000589210	2000

Style : always gracious, sometimes irreverent / by Kate Spade ; edited by Ruth Peltason and Julia Leach ; ill. by Virginia Johnson.	TX0005950891	2004

Occasions : always gracious, sometimes irreverent / by Kate Spade ; edited by Ruth Peltason and Julia Leach ; ill. by Virginia Johnson.	TX0005950890	2004

Title	Registration No.	Year of Registration
Manners : always gracious, sometimes irreverent / by Kate Spade ; edited by Ruth Peltason & Julia Leach ; ill. by Virginia Johnson.	TX0005950892	2004

Paperboys : no. LG1085D.	PA0001335460	2001
LC LICENSING, INC.

Title	Registration No.	Year of Registration
Juicy crown womens monogram.	VAu000731697	2006
LIZ CLAIBORNE, INC.

Title	Registration No.	Year of Registration
[Belt buckle : no. 2797]	VA0000323531	1987

Belt buckle : no. KWO107.	VA0000457696	1990

Belt buckle : no. KWO108.	VA0000457697	1990

Claiboards : featuring Lizmap fall ‘87 sportswear.	TX0002213969	1987

Essence of being : Vivid.	VA0000642029	1993

Flowered canvas.	VA0000520487	1992

Jacobean tapestry.	VA0000408645	1989

Love of nature pendant : no. 53439.	VA0000596480	1993

Love of nature pendant : no. 53443.	VA0000596479	1992

Love of nature pendant : no. 53444.	VA0000596481	1992

Lucky kid : no. 2006-01.	VAu000709613	2006

Madras mix earrings : style no. 17008.	VA0000642104	1993

Medal[l]ion paisley.	VA0000511993	1990

Neutral harmony : style no. 57954.	VA0000642100	1993

Rose tapestry.	VA0000408644	1988

Vineyard chocker [sic] : style no. 55909.	VA0000642102	1993

Vineyard pendant : style no. 55912.	VA0000642103	1993

Woven spice tapestry.	VA0000475915	1990
LUCKY BRAND DUNGAREES, INC.

Title	Registration No.	Year of Registration
“Lucky’s” for health’s sake—roller skate : no. G2F048.	VA0001125009	2001

13 eagle : no. G2F323.	VA0001207177	2002

13 lucky painted : no. G3U010.	VA0001207149	2002

Title	Registration No.	Year of Registration
13 painted : no. G3F104.	VA0001257312	2002

57 painted+football : no. G2H288.	VA0001207159	2002

70’s girl : no. G3F191.	VA0001213786	2002

Airport club : no. G2F093.	VA0001124974	2002

American marathon for freedom : no. G2U047.	VA0001125093	2001

America’s favorite : no. G2F090.	VA0001125015	2002

Armysquadrevised : no. G2H135.	VA0001207257	2002

Babydoll : no. G2H353.	VA0001207273	2003

Badminton : no. G2U092.	VA0001125008	2001

Banner : no. G2F244.	VA0001125035	2002

Banner brew : no. G3F031.	VA0001257289	2003

Baseball star : no. G2H032.	VA0001207282	2002

Basketball : no. G2H315.	VA0001207156	2002

Beacon : no. G3F212.	VA0001213890	2003

Bear pocket : no. G2F204.	VA0001207216	2002

Beer label : no. G3F208.	VA0001213903	2003

Bellbottom stripe : no. G3F194.	VA0001213913	2002

Bluejean ring : no. G3U158.	VA0001257292	2002

Brushblock : no. G3F128.	VA0001257313	2002

Buckle label : no. G2H286.	VA0001207162	2002

Buddha : G2F182.	VA0001207214	2002

Bulldog : no. G2F134.	VA0001207272	2002

Bushwacker : no. G3F099.	VA0001213910	2002

Camoluck : no. G2H099.	VA0001207244	2002

Camp Lucky : no. G2F316.	VA0001207217	2002

Candybar : no. G2F137.	VA0001124981	2002

Cavaliers : no. G2H075.	VA0001207234	2002

Charger : no. G3F147.	VA0001213920	2002

Chicken : no. G2F179.	VA0001207213	2002

Chopin : no. G3F042.	VA0001213896	2002

Chopshop : no. G2H087.	VA0001207239	2002

Circle : no. G2F251.	VA0001125038	2002

Clover crest : no. G2H301.	VA0001207161	2002

Clydesdale : no. G2H029.	VA0001207279	2002

Clydesdale : no. G2H029B.	VA0001207165	2002

Title	Registration No.	Year of Registration
Corda : no. G2H105.	VA0001207248	2002

Cowboy : no. G2H167.	VA0001207265	2002

Crankshaft.	VA0001213909	2002

Crest : no. G3F170.	VA0001257306	2002

Crest temple : no. G2F272.	VA0001125043	2002

Cubbie : no. G2F019.	VA0001125061	2001

Distress clover : no. G3F221.	VA0001213902	2003

Dolphin trainer : no. G2U116.	VA0001125006	2002

Donkey o/l : no. G2H181.	VA0001207168	2002

Drag bike : no. G3H045.	VA0001257327	2003

Drill sergeant LBRD Lucky Brand : no. G2F141.	VA0001207271	2002

Dumbass State : no. G2U059.	VA0001125099	2001

Dungarees : no. G2F024.	VA0001125060	2001

Eagleheadcars : no. G2F145.	VA0001207270	2002

Eaglensnake : no. G2H140A.	VA0001207256	2002

Eaglensnake : no. G2H140B.	VA0001207259	2002

Eggbeer : no. G3F033.	VA0001213897	2002

Elephant : no. G2F315.	VA0001207218	2002

Enduro : no. G3U177.	VA0001213904	2002

Enjoy Lucky Brand today : no. G2F257.	VA0001125039	2002

Fancy scroll : no. G3F023.	VA0001257316	2002

Firecrest : no. G2F084.	VA0001125013	2002

Flower : no. G3U153.	VA0001257294	2002

Flowers : no. G3H154.	VA0001257323	2003

Flowervine : no. G2H158.	VA0001207264	2002

FLying circus : no. M1H001.	VA0001207201	2002

Foil bottle cap : no. G2F324.	VA0001207178	2002

For dessert—heavenly hearts : no. G2F138.	VA0001124980	2002

Free : no. G3F196.	VA0001213901	2002

Freestyle—going for the gold : no. G1H003.	VA0001125062	2001

G2F139.	VA0001125056	2002

G2F161.	VA0001207212	2002

G2F199-A.	VA0001207215	2002

G2H108.	VA0001207232	2002

G2H111.	VA0001207195	2002

Title	Registration No.	Year of Registration
G2H161.	VA0001213884	2002

G2H172.	VA0001213883	2002

G2H205.	VA0001207211	2002

G2H325.	VA0001207198	2002

G2H401.	VA0001213802	2002

G2H405.	VA0001213796	2002

G2U042.	VA0001125017	2001

G2U064.	VA0001125030	2002

G2U096.	VA0001125003	2002

G2U112.	VA0001125005	2002

G2U113.	VA0001125004	2001

G2U114.	VA0001125002	2002

G2U117.	VA0001125000	2002

G2U118.	VA0001125001	2002

G2U119.	VA0001124999	2002

G2U120.	VA0001124998	2002

G3F025.	VA0001213918	2002

G3F027.	VA0001213889	2002

G3F040.	VA0001213919	2002

G3F090.	VA0001213908	2002

G3F102.	VA0001213888	2002

G3F193.	VA0001213905	2002

G3H005.	VA0001213914	2003

G3H192.	VA0001213917	2003

G3P008.	VA0001207204	2002

G3P013.	VA0001207205	2002

G3P016.	VA0001207206	2002

G3P024.	VA0001207207	2002

G3P031.	VA0001207208	2002

G3P034.	VA0001207209	2002

G3P039.	VA0001207190	2002

G3P041.	VA0001207191	2002

G3P043.	VA0001207192	2002

G3P044.	VA0001207193	2002

G3P051.	VA0001207194	2002

Title	Registration No.	Year of Registration
G3P052.	VA0001207197	2002

G3P070.	VA0001207231	2002

G3P074.	VA0001207230	2002

G3P090.	VA0001207229	2002

G3P096.	VA0001207228	2002

G3P103.	VA0001207227	2002

G3P104A.	VA0001207226	2002

G3P109B.	VA0001207225	2002

G3P110.	VA0001207224	2002

G3P113.	VA0001207223	2002

G3P114.	VA0001207222	2002

G3P115.	VA0001207221	2002

G3P125A.	VA0001207220	2002

G3P126.	VA0001207219	2002

G3P137.	VA0001207199	2002

G3P144.	VA0001213789	2002

G3P145.	VA0001207196	2002

G3P177.	VA0001207183	2002

G3P179.	VA0001207184	2002

G3P190.	VA0001213797	2002

G3P202.	VA0001207185	2002

G3P203.	VA0001207186	2002

G3P204.	VA0001207187	2002

G3P218.	VA0001207188	2002

G3U007.	VA0001213887	2002

G3U0084.	VA0001213799	2002

G3U018.	VA0001213793	2002

G3U028A.	VA0001213892	2002

G3U036.	VA0001213794	2002

G3U037.	VA0001213790	2002

G3U0394	VA0001213795	2002

G3U044.	VA0001213805	2002

G3U046A.	VA0001213894	2002

G3U077.	VA0001213792	2002

G3U093.	VA0001213803	2002

Title	Registration No.	Year of Registration
G3U100.	VA0001213886	2002

G3U104.	VA0001213804	2002

G3U107.	VA0001213788	2002

G3U108.	VA0001213800	2002

G3U109.	VA0001213885	2002

G3U111.	VA0001213787	2002

G3U112.	VA0001213801	2002

G3U136.	VA0001213891	2002

G3U142.	VA0001213882	2002

G3U147.	VA0001213893	2002

G3U149.	VA0001213791	2002

G3U174.	VA0001213798	2002

Gasman : no. G2F148.	VA0001207269	2002

Genuine caviar : no. G2F322.	VA0001207176	2002

God bless America : no. G2U075.	VA0001124993	2002

Goggles : no. G2H028.	VA0001207280	2002

Gold : no. G3H038.	VA0001257332	2003

Gothic girl : no. G3U167.	VA0001257300	2002

Gothpaint : no. G3F098.	VA0001257290	2003

Grlbear : no. G2010.	VA0001125034	2001

Handmade : no. G2H033.	VA0001207281	2002

Have a cool time at Luckyland Skating Rink : no. G2F046.	VA0001125010	2001

Have a lucky day! : no. G2U014.	VA0001125016	2001

Hockey : no. G2H131.	VA0001207254	2002

Home of Lucky Winter Garden Skating Club : no. G2F071.	VA0001125085	2002

Hornets : no. G2H079A.	VA0001207237	2002

Horse crest : no. G2F187.	VA0001125053	2002

House of fine clothes : no. G2H292.	VA0001207160	2002

Hybiscus [sic] state distressed : no. G2H320.	VA0001207153	2002

Ingram : no. G3F222.	VA0001257286	2003

Ironhorse : no. G3H035.	VA0001257331	2003

Joker : no. M1H002.	VA0001207189	2002

Kayak : no. G2H095.	VA0001207240	2002

L&B seal : no. G2F083.	VA0001125024	2002

L13 : no. G2H118.	VA0001207249	2002

Title	Registration No.	Year of Registration
LA airline : no. G2H238.	VA0001207267	2002

LA airline : no. G2H333.	VA0001207266	2002

LA Airline : no. GSP022.	VA0001207203	2002

LB beer label : no. G3H066.	VA0001257325	2003

LB rose : no. G3H074.	VA0001257320	2003

LB roses : no. G3U107.	VA0001257301	2002

LB squares : no. G3F016.	VA0001257310	2002

LB stripe : no. G3F192.	VA0001213906	2002

Longhorns : no. G2H067.	VA0001207236	2002

Lotus : no. G3H076.	VA0001257321	2003

Lovein : no. G2H024.	VA0001207277	2002

Luck luxury love—Lucky Brand clothes : no. G2F087.	VA0001125020	2002

Lucky : no. G2F122.	VA0001124982	2002

Lucky : no. G2F135.	VA0001125026	2002

Lucky : no. G2F219.	VA0001125029	2002

Lucky : no. G2F292.	VA0001125046	2002

Lucky : no. G2U056.	VA0001125102	2001

Lucky : no. G2U124.	VA0001124997	2002

Lucky 57 : no. G2H280.	VA0001207151	2002

Lucky 57-13 athletics, too tough to die : no. G2H004C.	VA0001207275	2002

Lucky bad ass—Lucky kick ass : no. G2U081.	VA0001125076	2002

Lucky blue jeans : no. G2F297-A.	VA0001207174	2002

Lucky Brand : no. G2F034.	VA0001124990	2001

Lucky Brand : no. G2F074.	VA0001125083	2002

Lucky Brand : no. G2F116.	VA0001125023	2002

Lucky Brand : no. G2F208.	VA0001125051	2002

Lucky Brand : no. G2F211.	VA0001125050	2002

Lucky Brand : no. G2F232.	VA0001125064	2002

Lucky Brand : no. G2F248A.	VA0001125025	2002

Lucky Brand : no. G2H324.	VA0001207154	2002

Lucky Brand : no. G2U005.	VA0001124975	2002

Lucky Brand : no. G2U046.	VA0001125092	2001

Lucky Brand : no. G2U061.	VA0001125097	2001

Lucky Brand : no. G2U072.	VA0001124995	2002

Lucky Brand : no. G2U074.	VA0001125028	2002

Title	Registration No.	Year of Registration
Lucky Brand : no. G2U082.	VA0001124996	2002

Lucky Brand : no. G2U085.	VA0001125072	2002

Lucky Brand : no. G2U090.	VA0001125033	2002

Lucky Brand : no. G3F012.	VA0001257315	2002

Lucky Brand : no. G3F185.	VA0001213916	2002

Lucky Brand 13 : no. G3F013.	VA0001257308	2002

Lucky Brand American favorites dungarees : no. G2F075.	VA0001125082	2002

Lucky Brand America’s favorite brand : no. G2U048.	VA0001125094	2001

Lucky Brand America’s favorite brand : no. G2U049.	VA0001125095	2001

Lucky Brand athletic club : no. G2U077.	VA0001125080	2002

Lucky Brand beaver : no. G2F011.	VA0001125040	2001

Lucky Brand Boxing Department : no. G2U086.	VA0001125071	2001

Lucky Brand bulldogs : no. G2F072.	VA0001207170	2002

Lucky Brand Dungarees : no. G2H303.	VA0001207163	2002

Lucky Brand Dungarees of America : no. G2H199.	VA0001207167	2002

Lucky Brand Dungarees—America’s favorite : no. G2F285.	VA0001125045	2002

Lucky Brand girls hoops : no. G2F200.	VA0001125027	2002

Lucky Brand good to the last drop : no. G2F073.	VA0001125084	2002

Lucky Brand gymnastics : no. G2H316.	VA0001207157	2002

Lucky Brand hamburgers you’ll like! : no. G2F149.	VA0001207268	2002

Lucky Brand independent dungarees : no. G2F091.	VA0001124972	2002

Lucky Brand service : no. G2U058.	VA0001125100	2001

Lucky Brand Smartasses : no. G2F115.	VA0001124985	2002

Lucky Brand SmartAsses : no. G2F165.	VA0001125054	2002

Lucky Brand softball : no. G2U052.	VA0001125103	2001

Lucky Brand space “cat” det : no. G2U039.	VA0001124977	2001

Lucky Brand track field : no. G2U078.	VA0001125079	2002

Lucky Brand Track team : no. G2F027.	VA0001125058	2001

Lucky Brand—America’s favorite clothing products : no. G2F250.	VA0001125037	2002

Lucky Brand—America’s favorites—united we stand : no. G2U091.	VA0001125019	2002

Lucky Brand—looks cool, fits good : no. G2F241.	VA0001125021	2002

Lucky Brand—phone today : no. G27102.	VA0001125012	2002

Lucky Club 13 : no. G2F228.	VA0001125063	2002

Lucky Devils : no. G2F269.	VA0001125042	2002

Lucky exotic jeans : no. G2U083.	VA0001125074	2002

Title	Registration No.	Year of Registration
Lucky flower : no. G2H200.	VA0001207166	2002

Lucky follies : no. G2F082.	VA0001125066	2002

Lucky Friendly Markets : no. G2F080.	VA0001125068	2002

Lucky Games 2002 team—go figure : no. G1H007.	VA0001125089	2001

Lucky girl : no. G2F050.	VA0001125075	2001

Lucky girl : no. G2F076.	VA0001125081	2002

Lucky girl : no. G2U037.	VA0001124976	2001

Lucky girl swimmer : no. G2F357.	VA0001207181	2002

Lucky Girls Archery Club : no. G2F044.	VA0001125011	2001

Lucky girls soccer : no. G2F230.	VA0001207169	2002

Lucky gold crown : no. G2U044.	VA0001125091	2001

Lucky gothic : no. G3F004.	VA0001257317	2002

Lucky high degree : no. G2U080.	VA0001125077	2002

Lucky in love : no. G2H150.	VA0001207262	2002

Lucky just chillin’ : no. G2F108.	VA0001124987	2002

Lucky Lanes Bowl : no. G2F150.	VA0001207274	2002

Lucky Lounge cocktail revue : no. G2F089.	VA0001125014	2002

Lucky loves beach bowl : no. G2U088.	VA0001125069	2002

Lucky paisley : no. G2H125.	VA0001207252	2002

Lucky Pandas pep squad : no. G2U051.	VA0001125031	2001

Lucky quality brand : no. G2F098.	VA0001125047	2002

Lucky riders : no. G3F029.	VA0001257307	2002

Lucky Rockets : no. G2F038.	VA0001124989	2001

Lucky rose : no. G3F182.	VA0001257319	2002

Lucky rose : no. G3H061.	VA0001257329	2003

Lucky Rowing : no. G2F031.	VA0001125018	2001

Lucky seahorse : no. G2F029.	VA0001124983	2001

Lucky shadow arch : no. G3F172.	VA0001257330	2002

Lucky ski : no. G2H096.	VA0001207242	2002

Lucky Smart Ass Camp counselor : no. G2U167.	VA0001207172	2002

Lucky soccer : no. G2F026.	VA0001125059	2001

Lucky Spur Club : no. G2F057.	VA0001125088	2002

Lucky star : no. G2F066.	VA0001125086	2002

Lucky stripes Harley : no. G2H204.	VA0001207173	2002

Lucky tour : no. G2H049.	VA0001207283	2002

Title	Registration No.	Year of Registration
Lucky wings : no. G2F262.	VA0001125041	2002

Lucky Winter Games 2002 : no. G1H004.	VA0001125048	2001

Luckyland Ice Rink : no. G2F101.	VA0001124988	2002

Lucky’s Bambu Lounge : no. G2U087.	VA0001125070	2002

Lucky’s Bowling : no. G2U060.	VA0001125098	2001

Lucky’s goddess of the sea salon : no. G2U036.	VA0001124979	2001

Lucky’s jumbo jeans : no. G2U084.	VA0001125073	2002

Lucky’s Lounge—duck-billed platypus : no. G2F064.	VA0001125087	2002

Lucky—snuggle down for a long winter’s nap! : no. G2F081.	VA0001125067	2002

Luckystate : no. G2H122.	VA0001207251	2002

Luckyville : no. G2H120.	VA0001207250	2002

Luckyville County Rugby team : no. G2F212.	VA0001125049	2002

Lyoncrest : no. G2F092.	VA0001124973	2002

M1H007.	VA0001207202	2002

Magic circus T : no. G3U085.	VA0001207150	2002

Makes a badass look good! : no. G2U079.	VA0001125078	2002

Mike’s lucky : no. G2H082B.	VA0001207238	2002

Milistar : no. G2F155.	VA0001207210	2002

Moose : no. G2H101.	VA0001207245	2002

Motor : no. G2H106.	VA0001207246	2002

Motor halftone : no. G3H032.	VA0001257328	2003

Nailhead 13 : no. G2F327.	VA0001207179	2002

Na-tee-ve : no. G3H004.	VA0001257322	2003

Navy : no. G2H071.	VA0001207235	2002

Nite & day : no. G2H097.	VA0001207241	2002

No. 1 dungarees : no. G2H145.	VA0001207261	2002

Octabeer : no. G3F043A.	VA0001257324	2003

Oldclass : no. G3U151.	VA0001257297	2002

Oval 3D : no. G2F077.	VA0001125065	2002

Oval crest+clovers : no. GEH317.	VA0001207158	2002

Paisley girl : no. G2H107.	VA0001207247	2002

Parsley [sic] : no. G3U164.	VA0001257291	2002

Pencil : no. G3F140.	VA0001213911	2002

Poodle coiffeur : no. G3F047.	VA0001257314	2002

Purrfect : no. G2U108.	VA0001125007	2002

Title	Registration No.	Year of Registration
Pussy Cat Lounge : no. G3F053.	VA0001257288	2003

Recruit depot : no. G2F156.	VA0001207152	2002

Red cats : no. P2F015.	VA0001207182	2002

Ride the tide to Lucky’s—the beachcombers hut : no. G2U050.	VA0001125032	2001

Rose : no. G3H200.	VA0001257304	2003

Round : no. G3U160.	VA0001257296	2002

S cross clove : no. G3F017.	VA0001257305	2002

Satisfaction : no. G3F190.	VA0001213898	2002

Screw : no. G3F105.	VA0001213900	2002

Script & rose : no. G3H205.	VA0001257302	2003

Scuba club : no. G2F033.	VA0001124984	2001

Shield shirt : no. G3P038B.	VA0001207148	2002

Silver and gold glitter : no. G2F350.	VA0001207180	2002

Silverskates : no. G2H064.	VA0001207233	2002

Sketch LB : no. G3H008.	VA0001257326	2003

Smartass State : no. G2U065.	VA0001125096	2002

Smartasses : no. G2F275.	VA0001125044	2002

Smitten by a kitten : no. G2U035.	VA0001124978	2001

Soda fountain : no. G2F160.	VA0001125055	2002

Softball : no. G2H027A.	VA0001207278	2002

Solid : no. G3F177.	VA0001213899	2002

Speed : no. G3F123.	VA0001213912	2002

Speed shop : no. G3F125.	VA0001213907	2002

Sports camp : no. G2F030.	VA0001125057	2001

Star vortex2 : no. G2H128.	VA0001207255	2002

Stencil skull : no. G3F022.	VA0001213895	2002

Stressed clover : no. G3F036.	VA0001257309	2002

Suburban : no. G2F110.	VA0001124986	2002

Sunshine state : no. G3U146.	VA0001257293	2002

Superclover+LuckyBrand : no. G3U154.	VA0001257298	2002

Superclovercircle : no. G3U155.	VA0001257295	2002

Supertiff : no. G3U161.	VA0001257299	2002

Tattoo parlor : no. G2H157.	VA0001207263	2002

Taylor : no. G2H314.	VA0001207164	2002

Taylor : no. G2H314A.	VA0001207155	2002

Title	Registration No.	Year of Registration
Team : no. G2H133.	VA0001207258	2002

Tiger : no. G2F041B.	VA0001207171	2002

Tigrettes : no. G2U073.	VA0001124994	2002

Too tough to die : no. G2U071.	VA0001124992	2002

Tres chic : no. G2H023.	VA0001207276	2002

Twirlly [sic] line : no. G3F205.	VA0001257287	2003

Two circle : no. G2F249.	VA0001125036	2002

University : no. G2H123.	VA0001207253	2002

USA : no. G2U067.	VA0001124991	2002

USA pep squad : no. G2U043.	VA0001125090	2001

USA—let freedom ring : no. G2U057.	VA0001125101	2001

USA—Lucky : no. G2U121.	VA0001125022	2002

Valentine : no. G2H098.	VA0001207243	2002

Varsity : no. G3F110.	VA0001257311	2002

Varsity Trial Team : no. G2F206.	VA0001125052	2002

Village tavern : no. G2F317.	VA0001207175	2002

W1F022A.	VA0001207200	2002

Wave : no. G3F129.	VA0001257318	2002

Whisky LB : no. G3H007.	VA0001257303	2003

WildlifewomensB : no. G3F162.	VA0001213915	2002

Year of horse : no. G2H142.	VA0001207260	2002

[Joker : no. 512]	VA0000937569	1996

Bottlecap : no. 133.	VA0000950282	1996

Kimono floral embroidery.	VA0001365400	2005

Lucky crown : no. 578.	VA0000950283	1997

Lucky old bull : no. 106.	VA0000950284	1995

Original 1 color : no. 001.	VA0000950287	1992

Original 2 color : no. 005.	VA0000950286	1994

Premium stock : no. 139	VA0000950285	1995

SEGRETS, INC.
Title	Registration No.	Year of Registration
Angel vest with collar.*	VA0000806517	1996

Chenille pattern tunic.*	VA0000806510	1996

FRE.*	VA0000674146	1994

Handknit cable vest.*	VA0000806515	1996

Handknit patterned cardigan.*	VA0000806508	1996

Holiday harmony vest.*	VA0000806520	1996

IDP.*	VA0000674143	1994

Impressions : no. 494160.*	VA0000674147	1994

Impressions : no. 496271.*	VA0000674145	1994

Islander : no. 514024.*	VA0000674144	1994

Islander : no. 516275.*	VA0000674142	1994

Jacquard cardigan.*	VA0000806514	1996

Jacquard pattern pullover.*	VA0000806521	1996

LAG.*	VA0000674136	1994

Laguna Bay : no. 474406.*	VA0000674140	1994

Laguna Bay : no. 474408.*	VA0000674139	1994

Laguna Bay : no. 476277.*	VA0000674141	1994

Laguna Bay : no. 477514.*	VA0000674138	1994

MLL.*	VA0000674137	1994

Multi patterned tunic.*	VA0000806511	1996

Palm tree cardigan.*	VA0000806525	1996

Passports chest print.*	VA0000806527	1996

Passports pocket patch.*	VA0000806528	1996

Passports print.*	VA0000806526	1996

Passports vest.*	VA0000806529	1996

“AND”—Andes print.	VA0000689322	1995

“BBR” Mini bataik print.	VA0000648791	1994

“CCP” Clay country print.	VA0000648768	1994

“CEO”—north country geometric print.	VA0000689323	1995

“CKC” Cafe Kenya chest embroidery.	VA0000648775	1994

“CKY” Cafe Kenya print.	VA0000648771	1994

“ERT” earth tones print.	VA0000648774	1994

*	Copyright claimant is incorrectly recorded as Secrets, Inc.

SEGRETS, INC.
Title	Registration No.	Year of Registration
“JAK”-Jakarta print.	VA0000648761	1994

“New” new naturals print.	VA0000648780	1994

“OBC” outpack [sic] chestprint.	VA0000648764	1994

“OEP” Orient Express chest embroidery.	VA0000648778	1994

“OEP” Orient Express print.	VA0000648777	1994

“Origins” print—ORG.	VA0000604942	1993

“OUT” outback print.	VA0000648763	1994

[Aztec bird tunic : no.] N6816.	VA0000500001	1991

[Aztec diamond cardigan : no.] N6807.	VA0000500000	1991

[Fairisle check : no.] 06814.	VA0000499999	1991

[Flying bird crew : no.] N6806.	VA0000499998	1991

[Folkloric flower crew : no.] 06824.	VA0000500006	1991

[Folkloric multi-pattern mock : no.] 06827.	VA0000500004	1991

[Holiday mohair cardigan : no.] 06826.	VA0000500005	1991

[Multipattern mock : no.] N6805.	VA0000499997	1991

[Pointelle rollneck : no.] 06815.	VA0000500002	1991

[Scattered folkloric tunic : no.] 06823.	VA0000500003	1991

[South Seas tunic : no.] P6802.	VA0000500008	1991

[Window pane tunic : no.] P6809.	VA0000500007	1991

3/4 sleeve beaded cardigan : no. 096313.	VAu000453358	1999

3/4 sleeve intarsia cardigan : no. SOMU6769.	VAu000574739	2002

A[e]gean jacquard.	VA0000425588	1990

Aegean cardigan.	VA0000430870	1990

Aegean isle bird.	VA0000432389	1990

Aegean isle chestprint.	VA0000445685	1990

Aegean sailboat chest print.	VA0000432390	1990

Aegean window chest print.	VA0000432391	1990

African animals.	VA0000404627	1990

African plaid.	VA0000355820	1989

African star.	VA0000355811	1989

All flowers.	VAu000681232	2005

All over embroidery and beaded dress.	VAu000495331	2000

All over print tee.	VA0000674169	1994

All that jazz chest print tee.	VA0000515571	1992

All that jazz print.	VA0000513238	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
All that jazz pullover w/print.	VA0000513239	1992

All that jazz tunic tee.	VA0000516538	1992

Allover floral embroidery.	VAu000585301	2003

All-over print tunic tee-multi.	VA0000511401	1991

Andes collared cardigan : no. 626340.	VA0000689316	1995

Andes fairisle cardigan : no. 626341.	VA0000689317	1995

Andes pullover with embroidery : no. 626343.	VA0000689321	1995

Angelica floral : no. SOMU3108.	VAu000574716	2002

Animal spirits chestprint.	VA0000395368	1990

Animals print.	VA0000581031	1993

Anniversary print.	VA0000674170	1994

Anniversary scarf.	VAu000640654	2004

Aqua fresca jacquard : no. CIMU2314/5169/7126.	VAu000594993	2003

Aquatics floral print : no. AQF.	VA0000876768	1997

Art song.	VAu000681233	2005

Artifacts diamond pattern cardigan : no. 256928.	VAu000432570	1998

Artifacts embroidered vines vest : no. 256929.	VAu000432572	1998

Artifacts multi pattern cardigan : no. 256926.	VAu000398145	1998

Artifacts multi pattern tunic : no. 256931.	VAu000432578	1998

Artifacts neck embroidered top : no. 254954.	VAu000398137	1998

Artifacts novelty vest : no. 256927.	VAu000432576	1998

Artifacts pottery cardigan : no. 256930.	VAu000398144	1998

Artists floral print.	VAu000606920	2003

Artist’s garden : Hol’06—chic signature.	VAu000691345	2006

Asian applique : no. CIMU5106.	VAu000574725	2002

Asian circles sweater.	VAu000616190	2003

Asian floral : no. CIMU3143.	VAu000574733	2002

Asian patchwork : [no. 5120]	VAu000588088	2003

Aura border print.	VAu000438915	1998

Aura floral print.	VAu000439069	1998

Autumn bouquet.	VAu000571359	2003

Autumn flowers print : no. SOMU2117.	VAu000524600	2002

Autumn flowers print.	VAu000524614	2002

Autumn orchard.	VA0000404635	1990

Avanti embroidered top.	VA0000513244	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Avanti print.	VA0000513248	1992

Avenue floral (AVF)	VA0000871622	1997

Azalias : Hol’05-Tres jolie.	VAu000681337	2005

Aztec highland squares sweater.	VA0000982233	1991

Aztec jazz.	VA0000397826	1990

Aztec squares.	VA0000472030	1991

Aztec triangles.	VA0000982234	1991

Aztec.	VA0000397827	1990

Back to nature around the earth chest print : style no. 764018.	VA0000556470	1993

Back to nature chest print sweatshirt : style no. 764010.	VA0000550418	1993

Back to nature print tunic tee : style no. 764031.	VA0000550660	1993

Back to nature turtle chest print : style no. 764018.	VA0000556464	1993

Bahama bouquet : no. BLMU4170.	VAu000574720	2002

Baja beach chest print.	VA0000510105	1991

Baja print chest print.	VA0000506032	1991

Baja print.	VA0000506031	1991

Bali batik : [no. 4211, 5074]	VAu000588096	2003

Bali border : no. BLMU2236.	VAu000594996	2003

Bamboo print.	VAu000571131	2002

Barcelona print.	VA0000777520	1996

Barkcloth.	VA0000458053	1991

Bayou magic tunic sweater.	VA0000523309	1992

Beach house cardigan : no. 446614.	VA0000813927	1996

Beach house print : no. BHE.	VA0000813926	1996

Beach house vest : no. 446612.	VA0000813925	1996

Beach scene allover print tunic.	VA0000541781	1992

Beach stripe print.	VA0000541568	1992

Beach walk floral print.	VAu000533543	2001

Beachcomber chest print.	VA0000764302	1995

Beachcomber mesh tunic : no. 766442.	VA0000764303	1995

Beachcomber print.	VA0000764299	1995

Beachcomber shell cardigan : no. 766442.	VA0000764301	1995

Beachcomber solid cardigan : no. 766433.	VA0000764298	1995

Beaded & embroidery vest.	VA0000648797	1994

Beaded chestprint tee : no. 685495.	VAu000494580	2000

SEGRETS, INC.
Title	Registration No.	Year of Registration
Beaded geometric cardigan : no. SOMU6749.	VAu000574744	2002

Beaded jacquard tank : no. 686482.	VAu000494575	2000

Beaded vest.	VA0000648772	1994

Belize signature print : no. BLUM4385.	VAu000624336	2004

Bella floral sweater.	VAu000616192	2003

Best to be : Summer’06-Fresh air-wholesale	VAu000681349	2005

Big bouquet : Herb garden : no. SP’06.	VAu000664994	2005

Big fish print chest print.	VA0000510850	1991

Big leaf print.	VA0000506049	1991

Big palms.	VAu000585309	2003

Birch floral print.	VAu000524606	2002

Bird flag chest print.	VA0000330705	1988

Bird garden chest print.	VA0000366592	1989

Bird garden.	VA0000366596	1989

Bird language chest print.	VA0000511395	1991

Bird song proverb : Summer’06-Selects-R	VAu000681342	2005

Bird tunic.	VA0000512840	1992

Bistro floral mesh print.	VAu000457872	1999

Bistro floral print : no. 074023.	VAu000457877	1999

Bistro floral print.	VAu000524611	2002

Black & white graphic floral.	VAu000533542	2001

Blackbirds.	VA0000472034	1991

Blanket stitch vest : style no. 736033.	VA0000550653	1993

BLMU4298.	VAu000594990	2003

Block print border.	VAu000533540	2001

Block print floral.	VAu000585295	2003

Block print.	VAu000571130	2002

Blockprint floral.	VAu000585310	2003

Blue collage chest print.	VA0000581026	1993

Blue cruise-chest print tee : no. 024828.	VA0000876769	1997

Blue heaven cardigan.	VA0000512833	1992

Blue heaven embroidered tunic.	VA0000512836	1992

Blue heaven novelty top.	VA0000513245	1992

Blue heaven print.	VA0000513243	1992

Blue holiday snowflake cardigan : no. 016811.	VA0000876761	1997

SEGRETS, INC.
Title	Registration No.	Year of Registration
Blue jacquard V-neck : no. 016812.	VA0000876770	1997

Blue note chest print.	VA0000777518	1996

Blue note floral.	VA0000777517	1996

Blue note mini print.	VA0000777516	1996

Blue note vest : no. 116489.	VA0000777519	1996

Blue spirals print.	VA0000581033	1993

Blue wave chest print.	VA0000581025	1993

Blue wave print.	VA0000581023	1993

Bluefield border print.	VAu000571127	2002

Bold graphic print.	VA0000581041	1993

Bold graphics chest print.	VA0000581042	1993

Bold graphics positive negative tunic : no. 086102.	VA0000581040	1993

Bold graphics tunic : no. 086103.	VA0000581039	1993

Bold graphics zip front cardigan : no. 086104.	VA0000581038	1993

Bora, Bora : Essentials : no. SP’06 : Elegant artisan.	VAu000665003	2005

Bora, Bora lattice : Essentials : no. SP’06 : Chic chateau.	VAu000665002	2005

Bordeaux patterned handknit.	VA0000406384	1989

Border floral : no. BLMU2134.	VAu000574737	2002

Border floral.	VAu000554813	2002

Border paisley : [no. 2214, 5119]	VAu000588082	2003

Border print mesh top : style no. 774109.	VAu000438931	1998

Boucle vest : no. 106364.	VAu000453370	1999

Bouquet print.	VAu000398151	1998

Branches.	VA0000404624	1990

Breakfast in Venice multi embrodiery top : style no. 694102.	VA0000550392	1993

Breakfast in Venice novelty top : style no. 694024.	VA0000550422	1993

Bright spots intarsia pattern vest : no. 686752.	VA0000876777	1997

Bright spots pelushe pattern cardigan : no. 686754.	VA0000876778	1997

Bright spots print fleece jacket : no. 688535.	VA0000876780	1997

Bright spots print fleece pullover : no. 684537.	VA0000876779	1997

Bright spots split neck tree tunic : no. 686757.	VA0000876774	1997

Bright spots stripe cable V-neck : no. 686753.	VA0000876775	1997

Bright spots-snowflake cardigan : no. 686755.	VA0000876776	1997

Brocade floral.	VAu000585290	2003

Bronze Age embroidered chenille cardigan : no. 246980.	VAu000432568	1998

SEGRETS, INC.
Title	Registration No.	Year of Registration
Broucle jacquard sweater : no. 286401.	VAu000480572	1999

Brushed fleece jacket : no. 628032.	VA0000689320	1995

Brushed fleece jacket : style no. 638032.	VA0000871640	1997

Bukhara.	VAu000585304	2003

Bungalow jacquard chenille cardigan : no. 186230.	VAu000453354	1999

Burnout cardigan : no. 336421.	VAu000481826	1999

Burnout knit.	VAu000585299	2003

Burnout print.	VAu000481830	1999

Butterfly chest print.	VA0000330714	1988

Butterfly sweater.	VAu000616194	2003

Cabana print : no. BLMU4172.	VAu000574749	2002

Cactus.	VA0000397825	1990

Cafe Kenya tunic.	VA0000648776	1994

Cafe, coffee cup sweater : no. 556290.	VA0000698535	1995

Cafe, L/S tunic with embroidery : no. 554176.	VA0000698534	1995

Cafe, S/S top with print : no. 554024.	VA0000698533	1995

Cafe—coffee cup print “CFC”.	VA0000698532	1995

Cairo boat intarsia.	VA0000441917	1990

Cairo fairisle : [no.] DA067040.	VA0000441902	1990

Calligraphy patch.	VAu000640658	2004

Calypso cardigan : no. 686370.	VA0000727879	1995

Calypso chest print tee : no. 684272.	VA0000727875	1995

Calypso crochet vest with beads : no. 686369.	VA0000727876	1995

Calypso fleece sweatshirt with art : no. 684320.	VA0000727873	1995

Calypso multi pattern tunic : no. 686371.	VA0000727877	1995

Calypso polo with art : no. 684450.	VA0000727874	1995

Calypso print-“CAL.”	VA0000727869	1995

Calypso S/S tee with embroidery : no. 684440.	VA0000727872	1995

Calypso tropical island pullover : no. 686372.	VA0000727878	1995

Camelot floral : no. SOMU 2235.	VAu000571340	2003

Canterbury bells.	VA0000395378	1990

Cardigan sweater : no. SOMU6843.	VAu000524592	2002

Cardigan.	VA0000674174	1994

Caribbean boxes.	VA0000506045	1991

Caribbean brights—“SHL” shell print.	VA0000604934	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Caribbean brights—scenic tunic.	VA0000604932	1993

Caribbean brights—sea life embroidery.	VA0000604931	1993

Caribbean brights—sea life tunic.	VA0000604933	1993

Caribbean crew.	VA0000506435	1991

Caribbean cruise : 4s knit top with print.	VA0000671144	1994

Caribbean cruise : cardigan.	VA0000671166	1994

Caribbean cruise : island cardigan.	VA0000671165	1994

Caribbean cruise : kissing fish crew.	VA0000671164	1994

Caribbean cruise : knit vest.	VA0000671163	1994

Caribbean cruise : multi pattern.	VA0000671162	1994

Caribbean diamonds chest print.	VA0000506038	1991

Caribbean figures chest print.	VA0000506037	1991

Catalina cruise signature print : no. Y5SC2T02SL, MG1.	VAu000640663	2004

Celtic floral.	VAu000571361	2003

Central Park cardigan : no. 426598.	VA0000813919	1996

Central Park print : no. CPF.	VA0000813921	1996

Central Park vest : no. 426597.	VA0000813920	1996

C’est la vie print.	VA0000767557	1995

C’est la vie vest with embroidery.	VA0000767558	1995

Chalet chenille novelty cardigan : no. 676739.	VA0000876762	1997

Chambray check print.	VA0000513241	1992

Chantrelle floral print.	VAu000533532	2001

Checkerboard rollneck.	VA0000406376	1990

Chenille jacquard cardigan : no. 196235.	VAu000453352	1999

Chenille jacquard cardigan : style no. 136208.	VAu000439093	1998

Chenille jacquard cardigan : style no. 146213.	VAu000439072	1998

Chenille jacquard sweater : no. 126373.	VAu000453364	1999

Chenille jacquard sweater : no. 316250.	VAu000480577	1999

Chenille pattern cardigan : style no. 126204.	VAu000439074	1998

Chenille pattern tunic : no. 246976.	VAu000398150	1998

Chest print tee : no. 774377.	VAu000485071	2000

Chestprint tee : no. 084172.	VAu000453360	1999

Chestprint tee : no. 334335.	VAu000481825	1999

Chestprint tee : no. 374317.	VAu000481822	1999

Chestprint tee : style no. 144118.	VAu000450242	1999

SEGRETS, INC.
Title	Registration No.	Year of Registration
Chevron print.	VAu000591533	2002

China blue cardigan : no. 776411.	VA0000762298	1995

China blue knit print (CFW)	VA0000762297	1995

China floral print.	VA0000762296	1995

Chinese vase print : no. CIMU2321, 8162.	VAu000594986	2003

Chrysanthemums : [no. CIMU 7097, 8114, 2234, 3159, 5115]	VAu000588090	2003

Chrysanthemums : no. BLMU4159.	VAu000574750	2002

CIMU 2313.	VAu000609089	2003

CIMU 8095.	VAu000576386	2002

CIMU2230/3152.	VAu000588078	2003

CIMU3193.	VAu000594992	2003

CIMU3199.	VAu000594991	2003

CIMU3207.	VAu000594988	2003

CIMU3208.	VAu000594985	2003

CIMU5176.	VAu000594980	2003

CIMU6578.	VAu000588080	2003

CIMU6722.	VAu000594983	2003

CIMU6765, 6766.	VAu000594981	2003

CIMU8159.	VAu000594984	2003

Cinnabar cardigan : style no. 596696.	VA0000871629	1997

Cinnabar print (CIN)	VA0000871614	1997

Cinnabar vest : style no. 596695.	VA0000871630	1997

Circular floral.	VAu000571366	2003

Circular geo print : no. CIMU2304.	VAu000595004	2003

Citrus chest print tee.	VA0000516543	1992

Citrus garden print : no. CIMU8173, 7135, 3203.	VAu000595005	2003

Citrus pocket print tee.	VA0000513905	1992

Citrus print tunic tee.	VA0000516542	1992

Citrus print.	VA0000515574	1992

Citrus tunic tee with pocket print	VA0000515573	1992

City sketch signature print : no. Y5SP2T038HG3.	VAu000640662	2004

Clay country crew.	VA0000648789	1994

Clay country jacket-brushed fleece.	VA0000648799	1994

Clay pot cardigan.	VA0000648788	1994

Coastal block : Ivory Coast : no. SP’06.	VAu000664993	2005

SEGRETS, INC.
Title	Registration No.	Year of Registration
Coastlines L/S tunic with art : no. 584614.	VA0000698541	1995

Coastlines print “CTL”	VA0000698540	1995

Coastlines small print “COL”	VA0000698539	1995

Coco print.	VAu000585297	2003

Coffee bean print : no. CIMU2196.	VAu000574715	2002

Collage floral : [no. 6603]	VAu000588085	2003

Collage striped V-neck cardigan : no. 456038.	VAu000430187	1998

Collar & cuff embroidered shirt.	VA0000581030	1993

Colorblock mock-neck sweater : no. CIMU6336.	VAu000524597	2002

Colorblock sweater : no. SOMU6890.	VAu000524591	2002

Compass back print : no. 064008.	VA0000560550	1993

Confetti floral print : no. MIMU2930, 7986.	VAu000595003	2003

Confetti print : no. CIMU5046.	VAu000574753	2001

Copenhagen embroidered tunic.	VA0000518361	1992

Copenhagen tunic with print.	VA0000517545	1992

Copenhagen tunic.	VA0000518374	1992

Cottage floral.	VAu000585306	2003

Cottage garden.	VA0000397815	1990

Cotton lawn schifflie : no. SOMU5091.	VAu000574747	2002

Cotton poly burnout : [no. 5099]	VAu000588084	2003

Country cabins.	VA0000404629	1990

Country floral.	VA0000395367	1990

Country vines print.	VAu000606919	2003

Country vines.	VAu000585296	2003

Courtyard border print.	VAu000453361	1999

Cowl-neck intarsia sweater : no. CIMU6339.	VAu000524595	2002

Cowl-neck sweater : no. CIMU6360.	VAu000524608	2002

Coyote chest print.	VA0000397806	1990

Cozumel chest print tee : style no. 774008.	VA0000550420	1993

Cozumel mock neck tunic wwith print : style no. 774091.	VA0000550419	1993

Cozumel print : no. 771503.	VA0000550414	1993

Cozumel striped print : no. 771505.	VA0000550394	1993

Cozumel sweatshirt with print : style no. 774006.	VA0000550396	1993

Cozumel V-neck tunic with print : style no. 774062.	VA0000550421	1993

Crayon floral print : no. 2176, 5066.	VAu000588098	2003

SEGRETS, INC.
Title	Registration No.	Year of Registration
Create art : Essentials : no. SP’06.	VAu000665011	2005

Crew neck tunic.	VA0000648762	1994

Crochet floral vest.	VA0000648779	1994

Crochet novelty vest : style no. 066343.	VAu000457875	1999

Crochet shell : no. SOMU6776.	VAu000574740	2002

Crochet vest with beads.	VA0000674173	1994

Crocus.	VA0000397812	1990

Cross currents.	VAu000585289	2003

Daisy texture print.	VAu000554811	2002

Dakota band collar shirt with ribbon : no. 565300.	VA0000698546	1995

Dakota blanket stitch vest : no. 566311.	VA0000698544	1995

Dakota boucle crewneck sweater : no. 566312.	VA0000698513	1995

Dakota fleece jacket : no. 568032.	VA0000698543	1995

Dakota multi tunic sweater : no. 566313.	VA0000698542	1995

Dakota multi-cardigan sweater : no. 566309.	VA0000698514	1995

Dakota paisley print, DPP.	VA0000698512	1995

Dakota vest with embroidery : no. 566310.	VA0000698545	1995

Dancing diamonds cardigan.	VA0000518376	1992

Dawn flowers : no. BLMU2145.	VAu000574741	2002

Dawn sky ethnic foulard.	VAu000438933	1998

Dawn sky paisley print.	VAu000438932	1998

Day at the beach dress.	VA0000541779	1992

Day at the beach L/S mock w/print.	VA0000541782	1992

Day at the beach print tunic tee.	VA0000541538	1992

Daysailing chest print.	VA0000541540	1992

Delicate flowers print.	VAu000606918	2003

Denim vest with embroidery.	VA0000674172	1994

Desert blooms signature print : no. CIMU5237.	VAu000624341	2004

Desert dots.	VA0000397823	1990

Desert flower print.	VAu000606921	2003

Diagonal floral : no. BLMU3089, BLMU5114.	VAu000598738	2003

Diagonal wave print.	VAu000571142	2002

Diamond dot print (DDD)	VA0000871621	1997

Diamond floral.	VAu000571358	2003

Diamond mix tunic.	VA0000519800	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Diamond pattern pullover : no. 626342.	VA0000689318	1995

Diamond print tee : style no. 144077.	VAu000439073	1998

Diamond print.	VA0000674163	1994

Diamond stripe : Sp’06-Bridge-R-Amalfi Coast.	VAu000681353	2005

Diamond stripe stamp : Fall ‘06—daylight studio-W.	VAu000680524	2006

Diamond tunic.	VA0000512832	1992

Diamonds and ivy pullover.	VA0000441912	1990

Diver chest print.	VA0000541530	1992

Dolphins chest print.	VA0000397809	1990

Don’t push the river : Summer’06-Fresh air-wholesale.	VAu000681344	2005

Dots + dashes.	VAu000588092	2003

Dotted floral.	VAu000571368	2003

Dotted star : no. 2190, 4132.	VAu000588108	2003

Dotted stripe.	VA0000397814	1990

Dream chest print.	VA0000581028	1993

Dream of the sea signature print : Dream of the sea : no. SP’06.	VAu000664999	2005

Dream world print.	VA0000581024	1993

Early spring.	VA0000397811	1990

Earth & sky : boucle sweater jacket.	VA0000671145	1994

Earth & sky : cardigan.	VA0000671148	1994

Earth & sky : fair isle.	VA0000671151	1994

Earth & sky : knit vest.	VA0000671150	1994

Earth & sky : tunic.	VA0000671149	1994

Earth tones mesh cardigan.	VA0000648769	1994

Earth tones tunic.	VA0000648773	1994

Earthtones artwork/chestprint.	VA0000648781	1994

Easy Street cardigan : no. 406583.	VA0000813917	1996

Easy Street vest : no. 406582.	VA0000813916	1996

Echoes boucle vest : no. 086452.	VA0000777509	1996

Echoes cardigan : no. 086448.	VA0000777507	1996

Echoes leaf print.	VA0000777505	1996

Echoes mini print.	VA0000777506	1996

Echoes S/S rib card. with emb. : no. 086451.	VA0000777508	1996

Eclipse cardigan : style no. 706019.	VA0000550658	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Eclipse tunic sweater : style no. 706018.	VA0000550657	1993

Eco floral print.	VAu000571133	2002

Egret patch : Summer’06-Fresh air-wholesale.	VAu000681345	2005

Elements border.	VA0000404617	1990

Elements cardigan.	VA0000406374	1990

Elements floral print : no. 723005.	VA0000550415	1993

Elements leaf print : no. 724381.	VA0000556599	1993

Elements patterned card. : style no. 726040.	VA0000550753	1993

Elements split neck.	VA0000406373	1990

Elements stripe.	VA0000404643	1990

Elements tunic sweater : style no. 726022.	VA0000550758	1993

Elements tunic with embroidoery : style no. 724582.	VA0000550416	1993

Emb. crochet cardigan : style no. 766187.	VAu000439071	1998

Emb. funnel neck sweater : no. 126376.	VAu000453363	1999

Emb. sqaure neck sweater : no. 136340.	VAu000453362	1999

Emb. sweater tank : style no. 756120.	VAu000450246	1999

Embroided cardigan : style no. 586657.	VA0000871620	1997

Embroidered cardigan : style no. 216664.	VAu000495329	2000

Embroidered cardigan : style no. 696154.	VAu000438922	1998

Embroidered intarsia cardigan : no. SOMU6873.	VAu000524593	2002

Embroidered pointelle tank : style no. 776145.	VAu000438929	1998

Embroidered print skirt : no. 3120.	VAu000588106	2003

Embroidered sheath dress : style no. 777334.	VAu000450247	1999

Embroidered shell : no. CIMU6516.	VAu000574736	2002

Embroidered silk jacket : no. CIMU8135.	VAu000571357	2003

Embroidered sleeveless top : style no. 725752.	VAu000450250	1999

Embroidered suede skirt : no. CIMU 3167.	VAu000571331	2003

Embroidered sweater : no. SOMU6870.	VAu000524594	2002

Embroidered sweater tee : style no. 696155.	VAu000438921	1998

Embroidered trim cardigan : style no. 776142.	VAu000450241	1999

Embroidered tunic top.	VA0000674159	1994

Escapade print.	VA0000581021	1993

Escape : Essentials : no. SP’06.	VAu000665006	2005

Eskimo bird tweed pullover.	VA0000441908	1990

Eskimo intarsia cardigan.	VA0000441909	1990

SEGRETS, INC.
Title	Registration No.	Year of Registration
Eskimo tweed cardigan.	VA0000441907	1990

Espana dress w/embroidery.	VA0000556502	1992

Espana embroidered tank.	VA0000537876	1992

Espana jacket w/embroidery.	VA0000537875	1992

Espana l/s embroidered blouse.	VA0000537865	1992

Espana matador print.	VA0000537866	1992

Etched lily : no. CIMU2176.	VAu000574734	2002

Ethnic floral : no. 6579.	VAu000588104	2003

Ethnic floral : no. SOMU3099.	VAu000574726	2002

Ethnic flowers : no. BLMU4132.	VAu000524605	2002

Fair Isle turtleneck.	VA0000518369	1992

Faire Isle : Fall ‘06—cool collage-W.	VAu000680523	2006

Fairisle rollneck : no. 026058.	VA0000560530	1993

Fall shadow.	VA0000404632	1990

Falling leaves : [no.] A.	VA0000355812	1989

Falling leaves : [no.] B.	VA0000355810	1989

Fan tail print : no. CIMU2295, 4102.	VAu000594998	2003

Far horizons tonal print.	VAu000438940	1998

Farmer’s market cardigan : no. 726424.	VA0000688731	1995

Farmer’s market chest print.	VA0000767566	1995

Farmer’s market sunflower print.	VA0000688726	1995

Farmer’s market tunic : no. 726426.	VA0000688730	1995

Farmers market vest : no. 726423.	VA0000762243	1995

Fern garden : Herb garden : no. SP’06 : Painted herbal.	VAu000664996	2005

Fern leaf : no 5118.	VAu000588110	2003

Festives angel tunic : no. 656352.	VA0000727886	1995

Festives fairisle cardigan : no. 656336.	VA0000727885	1995

Festives holiday cardigan : no. 656359.	VA0000727884	1995

Festives mitten sweater : no. 656350.	VA0000727881	1995

Festives multi pattern cardigan : no. 656386.	VA0000727883	1995

Festives Santa vest : no. 656353.	VA0000727887	1995

Festives snowflake vest : no. 656355.	VA0000727880	1995

Festives tree of life pullover : no. 656354.	VA0000727882	1995

Field day back patch.	VA0000556501	1992

Field day embroidered knit top.	VA0000537878	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Field day print.	VA0000537873	1992

Field day s/s top w/print.	VA0000537877	1992

Field day tunic.	VA0000538806	1992

Field day urn tunic.	VA0000538805	1992

Field day wildflower cardigan.	VA0000538807	1992

Field of flowers : Essentials : no. SP’06 : Spring sonata.	VAu000665004	2005

Field of flowers : no. BLMU4323.	VAu000598746	2003

Fiesta samba signature print : no. Y5SP2T036CG2.	VAu000640661	2004

Fiesta.	VA0000395379	1990

Fiji bird chest print : no. 443560.	VA0000556607	1992

Fiji fish circle chest print.	VA0000541535	1992

Fiji fish print.	VA0000541537	1992

Fiji fish stripe print : [no. 449569]	VA0000550755	1992

Fiji fun print : no. 152910.	VA0000556604	1992

Fiji print tunic tee.	VA0000541780	1992

Fiji squares print.	VA0000541529	1992

Fiji tropical island chest print.	VA0000541536	1992

Filigree embroidery : no. CIMU2200.	VAu000574717	2002

Fine grain.	VAu000571378	2003

Firelight floral print.	VAu000524601	2002

Fireworks floral : no. 2221, 7094.	VAu000588107	2003

Fish print chest print.	VA0000366593	1989

Flag print.	VA0000330707	1988

Flagstaff.	VA0000406370	1989

Fleur du soleil : Country inn : no. SP’06.	VAu000664992	2005

Floating diamonds print.	VA0000517838	1992

Floating leaves : Hol’06—rustic retreat.	VAu000691353	2006

Floating leaves.	VA0000404631	1990

Floating lotus : no. BLMU4189.	VAu000574723	2002

Floating suns : Hol’06—rustic retreat.	VAu000691357	2006

Flora and fauna : Hol’06—winter lights.	VAu000691354	2006

Flora and fauna print : [no. 761505]	VA0000556465	1993

Floral bud.	VA0000506028	1991

Floral cardigan : style no. 066350.	VAu000457876	1999

Floral cardigan : style no. 726024.	VA0000550759	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Floral cardigan : style no. 756121.	VAu000450245	1999

Floral embroidery.	VAu000575232	2002

Floral meadow : no. SOMU3160, SOMU7101.	VAu000598747	2003

Floral mesh pullover : no. SOMU6793.	VAu000574742	2002

Floral mesh pullover.	VAu000616193	2003

Floral mosiac print.	VAu000591531	2002

Floral pullover cotton/poly sweater : style no. SOMU66986.	VAu000533538	2001

Floral stripe.	VAu000571364	2003

Floral stripe.	VA0000506053	1991

Floral tunic sweater : style no. 726023.	VA0000550752	1993

Floral velvet skirt : no. CIMU3174.	VAu000571370	2003

Flying colors.	VA0000425581	1990

Flying egret chest print.	VA0000330713	1988

Flying fish : Summer’06-Fresh air active-W : Selects-R.	VAu000681346	2005

Folk modern floral sweater : no. SOMU6661.	VAu000571373	2003

Folkgarden.	VA0000457904	1991

Folkloric floral : [no. 3117, 5115, 7085]	VAu000588093	2003

Folkloric.	VA0000472032	1991

Folktales shirt embroidery.	VA0000648770	1994

Fourstar chestprint : no. 064008.	VA0000560551	1993

Free bird potato print : Essentials : no. SP’06.	VAu000665012	2005

French country cardigan : no. 746429.	VA0000767562	1995

French country cardigan : no. 746429.	VA0000767559	1995

French country knit print.	VA0000767563	1995

French country print with embroidery.	VA0000767561	1995

French country strawberry print.	VA0000767564	1995

French country vest : no. 746281.	VA0000767560	1995

French country.	VA0000397813	1990

French patchwork.	VAu000585312	2003

Fresco floral : no. CIMU3137.	VAu000574719	2002

Fresco print : no. NFO.	VA0000813918	1996

Fresh air floral : no. 4131, 5098, 7082.	VAu000588113	2003

Fresh flowers.	VA0000330711	1988

Fresh fruit.	VA0000425585	1990

Front embroidered shirt.	VA0000581029	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Frosts : “TRI” triangle print.	VA0000671161	1994

Frosts : emb. + ribbon tunic.	VA0000671159	1994

Frosts : jacquard cardigan.	VA0000671157	1994

Frosts : multi-pattern rollneck.	VA0000671160	1994

Frosts : tunic cardigan : no. 406633.	VA0000671158	1994

Fruit cardigan.	VA0000430871	1990

Fruit plate chest print.	VA0000432386	1990

Fruit salad.	VA0000425587	1990

Fruits and flowers print : no. FAF.	VA0000813935	1996

FSA—all-over print tunic : no. 214097.	VA0000604973	1993

FSK—pencil sketch chestprint.	VA0000604929	1993

FST—free spirit tonal print.	VA0000604930	1993

Garden club floral : no. SOMU2288, SOMU3161, SOMU5190, SOMU7095.	VAu000598744	2003

Garden delight : Y5SY1T0041G2.	VAu000640660	2004

Garden floral : [no. 3113, 4149, 5119]	VAu000588086	2003

Garden floral print.	VAu000495330	2000

Garden graphics floral print.	VAu000533534	2001

Garden green print.	VAu000495328	2000

Garden patch chest print.	VA0000330712	1988

Garden patch.	VA0000330572	1988

Garden rows : Herb garden : no. SP’06.	VAu000664997	2005

Garden silhouette print.	VAu000571138	2002

Geisha floral.	VAu000533535	2001

Geo border : no. 2163.	VAu000588102	2003

Geometric stripe.	VAu000571363	2003

Geometric tunic.	VA0000406372	1990

Ginko leaves.	VA0000404630	1990

Global floral print.	VAu000606924	2003

Graphic blooms print.	VAu000533536	2001

Graphic tiles : [no. 4076]	VAu000588097	2003

Graphics floral print : no. BWF.	VA0000813937	1996

Greenhouse patchwork floral.	VAu000438937	1998

Greenhouse silhouette floral.	VAu000438936	1998

Guinevere print sweater : no. SOMU 6671.	VAu000571329	2003

SEGRETS, INC.
Title	Registration No.	Year of Registration
Gypsy floral.	VAu000571379	2003

Handknit cardigan : No. SOMU6733.	VAu000554804	2002

Handknit tweed cardigan : no. 326383.	VAu000481829	1999

Handmade harvest : no. SOMU6657.	VAu000571372	2003

Handmade harvest sweater : no. SOMU 6659.	VAu000571338	2003

Handprint flowers : Summer’06-Indigo Isle.	VAu000681357	2005

Harvest blossoms.	VAu000571332	2003

Harvest cardigan.	VA0000406377	1990

Harvest chest print.	VA0000404636	1990

Havana floral emb. cardigan : no. 526082.	VAu000430157	1998

Havana floral sweater vest : no. 526081.	VAu000430180	1998

Havana s/s neck embroidered top : no. 524030.	VAu000430172	1998

Hawaiian shores print.	VAu000481823	1999

Heart handknit.	VA0000406380	1990

Heavenly novelty cardigan : no. 496050.	VAu000430178	1998

Heavenly novelty chenille cardigan : no. 496053.	VAu000430179	1998

Hem print with embroiderty & embellishment : no. SOMU2196.	VAu000571360	2003

Herb garden chest/pocket print.	VA0000404619	1990

Herb garden handknit.	VA0000406379	1990

Herb garden.	VA0000404622	1990

Herring bone.	VAu000571330	2003

Herringbone texture.	VAu000571335	2003

Hibiscus flower.	VA0000397821	1990

Hibiscus.	VA0000397822	1990

High tide chest print.	VA0000397807	1990

High tide.	VA0000397808	1990

Highland meadow embroidered sweater : no. SOMU6677.	VAu000571374	2003

Holiday hits : knit jacket with embroidery : no. 078056	VA0000583321	1993

Holiday hits animal cardigan : no. 076093.	VA0000581052	1993

Holiday hits animal vest : no. 076091.	VA0000581054	1993

Holiday hits carzy quilt rollneck : no. 076088.	VA0000581057	1993

Holiday hits fair isle tunic : no. 076098.	VA0000581056	1993

Holiday hits jacquard jacket : no. 076089.	VA0000581053	1993

Holiday hits mixed pattern sweater : no. 076099.	VA0000581049	1993

Holiday hits multi pattern rollneck : no. 076101.	VA0000581051	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Holiday hits multi-stripe cardigan : no. 076095.	VA0000581055	1993

Holiday hits vine print.	VA0000581034	1993

Holiday multi-stripe sweater.	VA0000671173	1994

Holiday neutrals chenille/tweed cable tunic : no. 266544.	VA0000810880	1996

Holiday patchwork sweater.	VA0000671172	1994

Holiday pattern tunic : no. 076100.	VA0000581050	1993

Holiday spirit multi-pattern cardigan.	VA0000518357	1992

Holiday spirit topper print.	VA0000517835	1992

Holiday stocking sweater.	VA0000671170	1994

Holiday tree tunic.	VA0000518377	1992

Hooded cable cardigan : no. 126381.	VAu000463458	1999

Horizontal holiday spirit print.	VA0000517845	1992

Hot house flowers : no. HHF and HHL.	VA0000813922	1996

Hot house flowers Georgette print : no. LHH.	VA0000813924	1996

Hot house flowers pullover sweater : no. 456623.	VA0000813923	1996

Hot salsa chest print.	VA0000513249	1992

Hot salsa print.	VA0000515570	1992

Hot salsa tunic tee w/print.	VA0000516541	1992

Hot tropics chest print sport tee : style no. 744044.	VA0000556460	1993

Hot tropics chest print tee : style no. 744008.	VA0000556461	1993

Hot tropics print tunic tee : style no. 744054.	VA0000556463	1993

Ice crystals print.	VAu000554802	2002

IGR-island magic chestprint : no. 164050.	VA0000604955	1993

Imagine : Essentials : no. SP’06.	VAu000665005	2005

Impromptu intarsia emb. sweater tee : no. 226962.	VAu000432571	1998

Impromptu print.	VAu000398152	1998

Indian blanket tunic.	VA0000512837	1992

Indian floral.	VAu000554812	2002

Indian paintbrush.	VA0000397824	1990

Indian pattern cardigan.	VA0000512838	1992

Indian pottery print.	VA0000517847	1992

Indian summer : Fall ‘06—daylight studio-W.	VAu000680525	2006

Indian summer embroidered top.	VA0000513237	1992

Indian summer jacket.	VA0000512841	1992

Indian summer print.	VA0000513233	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Indian summer top w/print and embroidery.	VA0000512839	1992

Indian summer tunic.	VA0000513234	1992

Inky floral : [no. 2229, 3149, 5125]	VAu000588095	2003

Inspiration : SP’06-Essentials.	VAu000681339	2005

Intaglio : no. CIMU2172.	VAu000574745	2002

Intarsia cardigan : no. SOMU6767.	VAu000574743	2002

Intarsia cardigan : no. SOMU6881.	VAu000524599	2002

Intarsia cardigan : no. SOMU6882.	VAu000524598	2002

Intarsia L/S pullover : style no. 646681.	VA0000871637	1997

Intarsia multi sweater.	VAu000571125	2002

Intarsia multi sweater.	VAu000571128	2002

Intarsia multi-colorblock cardigan.	VAu000571126	2002

Intarsia pullover.	VAu000616191	2003

Intarsia s/s tee : style no. 606664.	VA0000871616	1997

Intarsia sweater : no. 096319.	VAu000453357	1999

Intarsia sweater : No. SOMU6703.	VAu000554808	2002

Intarsia tunic.	VA0000674164	1994

Irish crew : no. 046072.	VA0000560546	1993

Irish fairisle : no. 046075.	VA0000560544	1993

Irish isle striped vest : no. 046071.	VA0000560537	1993

Irish jacket sweater : no. 046070.	VA0000560545	1993

Irish multi tunic : no. 046076.	VA0000560538	1993

Island art : Essentials : no. SP’06.	VAu000665000	2005

Island batik chest print.	VA0000432388	1990

Island batik.	VA0000425578	1990

Island bird.	VA0000425574	1990

Island border print.	VAu000494577	2000

Island cardigan.	VA0000430869	1990

Island floral print.	VAu000571135	2002

Island floral print.	VAu000575233	2002

Island flower : Summer’06-Indigo Isle.	VAu000681356	2005

Island girl chestprint.	VA0000982235	1991

Island image chest print.	VAu000571129	2002

Island jacquard.	VA0000425580	1990

Island landscape.	VAu000681231	2005

SEGRETS, INC.
Title	Registration No.	Year of Registration
Island magic abstract fish cardigan : no. 166145.	VA0000604952	1993

Island magic embroidery : no. 165100.	VA0000604923	1993

Island magic floral leaf print (FLF)	VA0000604956	1993

Island magic floral mesh cardigan : no. 166146.	VA0000604953	1993

Island magic self embroidery : no. 164036.	VA0000604954	1993

Island magic vest : no. 166143.	VA0000604951	1993

Island magic—“FLS” floral stripe print.	VA0000604926	1993

Island signs : Hol’06—exotic island.	VAu000691343	2006

Island sketch : Summer’06-Indigo Isle.	VAu000681358	2005

Island tunic.	VA0000430868	1990

Island turtle.	VA0000425582	1990

Italian floral : no. CIMU2207.	VAu000574718	2002

Italian pottery print : no. 691001.	VA0000556606	1993

Ivory Coast buttons & embroidered knit top : no. 094026.	VA0000581048	1993

Ivory Coast cardigan : no. 096107.	VA0000581044	1993

Ivory Coast embroidered & bead sweater : no. 096108.	VA0000583282	1993

Ivory Coast roll neck mock tunic : no. 096110.	VA0000581045	1993

Ivory Coast s/s top w/chestprint : no. 094294.	VA0000581047	1993

Ivory Coast solid shirt w/embroidery : no. 095054.	VA0000581046	1993

Ivory Coast textured mock tunic : no. 096092.	VA0000581043	1993

Jacquard sweater : no. BLMU6642.	VAu000524602	2002

Jacquard sweater tank : style no. 166219.	VAu000438926	1998

Jacquard sweater tee : no. 126203.	VAu000439121	1998

Jacquard vest : no. 126374.	VAu000463454	1999

Jacquard vest with embroidery : no. 636715.	VA0000871624	1997

Jacquard V-neck sweater : no. 106372.	VAu000453367	1999

Jacquard v-neck sweater : no. 206238.	VAu000463456	1999

Jacquarded pattern vest : style no. 606665.	VA0000871618	1997

Jakarta flower crew.	VA0000648792	1994

Japanese flower.	VA0000404621	1990

Japanese garden.	VA0000404623	1990

Jasmine branches print : no. SOMU2256, SOMU5159, SOMU7092.	VAu000598745	2003

Jasmine patterned tunic sweater.	VA0000523312	1992

Jasmine print.	VA0000522631	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Java blues cardigan.	VA0000506433	1991

Java blues chest print.	VA0000506047	1991

Java blues print.	VA0000506051	1991

Jeweltones embroidered holly vest : no. 486031.	VAu000430152	1998

Jeweltones pelushe presents cardigan : no. 486028.	VAu000430153	1998

Jeweltones printed fleece.	VAu000430185	1998

Jeweltones printed velvet.	VAu000430186	1998

Jeweltones tapestry vest : no. 486035.	VAu000430150	1998

Jeweltones V-neck cardigan : no. 486032.	VAu000430151	1998

Jungle batik chest print tee : no. 544244.	VA0000698538	1995

Jungle batik print, “JBK”.	VA0000698536	1995

Jungle fever Martinique.	VA0000506044	1991

Jungle floral print : no. BLMU1023, BLMU2235, BLMU5111, BLMU7040.	VAu000598742	2003

Jungle L/S batik chest print mock : no. 544614.	VA0000698537	1995

Jungle vines floral.	VA0000513247	1992

Kaleidoscope : [no. 2179, 5096, 3110]	VAu000588089	2003

Kaleidoscope handknit.	VA0000441916	1990

L/s beaded cardigan : style no. 786193.	VAu000450251	1999

L/S mesh intarsia cardigan : style no. 726135.	VAu000438935	1998

L/s printed crew : no. 204255.	VAu000453355	1999

L/S zip neck polar bear top : no. 634349.	VA0000689325	1995

Lacy ikat print.	VAu000554799	2002

Lake Placid chest print tee.	VA0000522652	1992

Lake Placid embroidered fleece shirt.	VA0000522648	1992

Lake Placid fish print.	VA0000522649	1992

Lake Placid triangle print.	VA0000522645	1992

Lake Placid tunic sweater.	VA0000523318	1992

Large floral print (LFL)	VA0000871628	1997

Large Havana print.	VAu000430183	1998

Laurel canyon vest : style no. 616705.	VA0000871625	1997

Lazy day : Summer’06-Selects-R	VAu000681341	2005

Leaf batik print.	VA0000581020	1993

Leaf cardigan : no. 106369.	VAu000463459	1999

Leaf pattern cardigan : style no. 656494.	VA0000871633	1997

SEGRETS, INC.
Title	Registration No.	Year of Registration
Leaf pattern vest : style no. 636710.	VA0000871623	1997

Leaf pattern vest : style no. 656727.	VA0000871636	1997

Leaf print chest print.	VA0000355815	1989

Leaf stripe print.	VA0000581019	1993

Lilac chest print.	VA0000506052	1991

Lilies print.	VA0000506054	1991

Lilly [sic] cardigan.	VA0000506430	1991

Lilly [sic] stripe tunic.	VA0000506429	1991

Linear floral print.	VAu000524613	2002

Linen silk burnout : no. 5116.	VAu000588099	2003

Little birds.	VA0000404633	1990

Little palms.	VAu000585311	2003

Log cabin chest/pocket print.	VA0000404620	1990

Lone Deer sweater design.	VA0000384323	1989

Lone deer.	VA0000384320	1989

Long patchwork cardigan : no. CIMU6348.	VAu000524596	2002

Long skirt with embroidery : no. SOMU3080.	VAu000524609	2002

Lotus blockprint.	VAu000616189	2003

Lotus flower print.	VAu000571141	2002

Lotusland print : no. SIMU4342.	VAu000595002	2003

Love birds chest print.	VA0000330715	1988

Lunar eclipse print : no. 702001.	VA0000556468	1993

Madagascar : Elegant artisan : no. SP’06.	VAu000664998	2005

Magic carpet cable tunic sweater.	VA0000523307	1992

Magic carpet jacket.	VA0000523315	1992

Magic carpet mock tunic sweater.	VA0000523306	1992

Magic carpet multi-pattern tunic.	VA0000523304	1992

Magic carpet patterned cardigan.	VA0000523314	1992

Magic carpet print polo tunic.	VA0000522638	1992

Magic carpet print.	VA0000522640	1992

Magic carpet rug pattern cardigan.	VA0000523303	1992

Magic carpet tunic top with print.	VA0000522632	1992

Mahe border : Hol’06—Maldives.	VAu000691349	2006

Majorca embroidered top.	VA0000556505	1992

Majorca print.	VA0000537868	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Majorca seaside village cardigan.	VA0000538812	1992

Majorca seaside village chest print.	VA0000537867	1992

Majorca shirt w/embroidery.	VA0000556504	1992

Majorca sunflowers chest print.	VA0000537869	1992

Majorca tile tunic.	VA0000538810	1992

Majorca tunic.	VA0000538811	1992

Majorca V-back embroidered tunic top.	VA0000538808	1992

Marina chest print.	VA0000384322	1989

Mariner Celtic square cardigan : no. 466019.	VAu000430158	1998

Mariner fleece print.	VAu000430188	1998

Mariner Jacquard turtleneck : no. 466022.	VAu000430160	1998

Mariner novelty cardigan : no. 466024.	VAu000430161	1998

Mariner reindeer vest : no. 466020.	VAu000430159	1998

Mariner snowflake cardigan : no. 466025.	VAu000430162	1998

Martinique cardigan.	VA0000506436	1991

Martinique floral.	VA0000506055	1991

Masala border print.	VAu000438919	1998

Matisse floral : no. SOMU3109.	VAu000574732	2002

Maui signature print : no. SOMU5207.	VAu000624342	2004

Mayan dream : Summer’06-Mayan shore-R.	VAu000681336	2005

Mayan mystique chest embroidery : no. 114022.	VA0000604949	1993

Mayan mystique jacket embroidery shapes : no. 118082.	VA0000604948	1993

Mayan mystique multi pattern sweater : no. 116128.	VA0000604947	1993

Mayan mystique multi stripe cardigan : no. 116130.	VA0000604946	1993

Mayan mystique tunic : no. 116131.	VA0000604945	1993

Mayan mystique—Mayan vest with beads : no. 116126.	VA0000604944	1993

Mayan mystique—MCP Mayan chest print : no. 114050.	VA0000604950	1993

Meadow floral print.	VAu000450244	1999

Medallion batik print.	VAu000494578	2000

Mediterranean : no. 674234-S/S top with beads.	VA0000727894	1995

Mediterranean cardigan : no. 676373.	VA0000727893	1995

Mediterranean mini print (MDM)	VA0000727895	1995

Mediterranean tile print-“TLP.”	VA0000727870	1995

Mediterranean tile pullover : no. 676375.	VA0000727892	1995

Mediterranean tropical print.	VAu000591532	2002

SEGRETS, INC.
Title	Registration No.	Year of Registration
Mesa batik print.	VAu000571137	2002

Mesa floral print.	VAu000571136	2002

Mesa print “Mes”.	VA0000698507	1995

Mesa, mesa multipattern tunic : no. 576306.	VA0000698508	1995

Mesa, mesa vest with embroidery : no. 576307.	VA0000698510	1995

Mesa, multi-patterned cardigan : no. 576304.	VA0000698511	1995

Mesa, V-neck multi tunic : no. 576305.	VA0000698509	1995

Mesa.	VA0000457906	1991

Mexican bird : Essentials : no. SP’06.	VAu000665008	2005

Mexican blanket vest.	VA0000538813	1992

Mexican garden.	VAu000681234	2005

Mexican hat dance embroidered top.	VA0000537874	1992

Mexican hat dance fiesta cardigan.	VA0000538814	1992

Mexican hat dance l/s embr. shirt.	VA0000537864	1992

Mexican hat dance roll sleeve top.	VA0000538816	1992

Mexican hat dance sleeveless mock w/print.	VA0000537861	1992

Mexican hats rayon print.	VA0000537863	1992

Mexican hats small print.	VA0000537862	1992

Miami border floral print.	VAu000571124	2002

Miami floral print.	VAu000571140	2002

Miami sheer floral print.	VAu000571139	2002

Mid winter garden : Hol’06—winter lights.	VAu000691352	2006

Midnight print-“MDT.”	VA0000727871	1995

Midnight vest with embroidery & beads : no. 645322.	VA0000727891	1995

Milano floral print (MFL)	VA0000871638	1997

Milano.	VA0000506042	1991

Mille fiore : Summer’06-Indigo Isle.	VAu000681355	2005

Mini floral print (MNF)	VA0000871627	1997

Mini floral.	VAu000585288	2003

Mini geometric print.	VAu000591534	2002

Mini leaf print.	VA0000506048	1991

Mini oasis : [no. 4215]	VAu000588083	2003

Mini trellis print : no. BLMU2229.	VAu000598736	2003

Minnows.	VA0000366591	1989

Mixed bouquet : no. SOMU5084.	VAu000574714	2002

SEGRETS, INC.
Title	Registration No.	Year of Registration
Mixed fish print.	VA0000506033	1991

Mixed leaf tunic.	VA0000506434	1991

Mixed yarn cardigan : no. 126379.	VAu000453366	1999

Mixed yarn tee : style no. 736171.	VAu000439070	1998

Modern art cardigan.	VA0000512835	1992

Modern art chest print.	VA0000513240	1992

Modern art print.	VA0000513235	1992

Modern art top w/patch.	VA0000513236	1992

Modern art tunic.	VA0000512834	1992

Modern dot.	VAu000585300	2003

Modern floral : Fall ‘06—Danish modern-W.	VAu000680526	2006

Modern floral.	VAu000554814	2002

Monte Carlo print.	VA0000517846	1992

Montecito falling vines print.	VAu000438911	1998

Montecito floral print.	VAu000438944	1998

Monterey market signature print : no. BLMU4529.	VAu000624337	2004

Mood indigo sweater : no. 596329.	VA0000698516	1995

Mood indigo, argyle vest with embroidery : no. 596326	VA0000698548	1995

Mood indigo, boucle multipattern sweater : no. 596331.	VA0000698550	1995

Mood indigo, cardigan sweater : no. 596328.	VA0000698549	1995

Mood indigo, multi pattern tunic sweater : no. 596333.	VA0000698515	1995

Mood indigo, vest : no. 596325.	VA0000698547	1995

Moody blues indigo floral print.	VAu000438914	1998

Moon dance : pastel print.	VA0000674157	1994

Moon dance cardigan : no. 466269.	VA0000674158	1994

Moon dance vest : no. 466281.	VA0000674155	1994

Moon shadows chest print.	VA0000355821	1989

Moon shadows.	VAu000571356	2003

Moon shadows.	VA0000355814	1989

Moorish garden print : no. 711005.	VA0000550417	1993

Morning daisy : no. BLMU4305.	VAu000598741	2003

Morning glory floral : no. BLMU4195.	VAu000574746	2002

Moroccan gala signature print : no. CIMU5221.	VAu000624343	2004

Morocco multi-cardigan : style no. 716016.	VA0000550756	1993

Morocco stripe print : style no. 714551.	VA0000550393	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Morocco tunic : style no. 716012.	VA0000550757	1993

Mosaic cardigan.	VA0000441904	1990

Mosaic floral : no. 2181, 3114, 6606 ... [et al.]	VAu000588111	2003

Mosaic multipattern.	VA0000441915	1990

Mountain brights chest print tee.	VA0000522650	1992

Mountain brights print.	VA0000522651	1992

Mozambique cardigan : no. 436262.	VA0000674162	1994

Mozambique print.	VA0000674161	1994

Multi pattern cardigan : no. 106368.	VAu000453368	1999

Multi pattern cardigan : no. 276393.	VAu000480575	1999

Multi pattern cardigan : style no. 726126.	VAu000438938	1998

Multi pattern tunic : no. 106367.	VAu000453369	1999

Multi pattern tunic.	VA0000648783	1994

Multi pattern vest : style no. 656723.	VA0000871632	1997

Multi-pattern cardigan : no. 686100.	VAu000439119	1998

Multi-pattern rollneck.	VA0000648794	1994

Musical instruments.	VA0000458054	1991

Mustique : Hol’06—exotic island (Guadeloupe)	VAu000691347	2006

Mykonos : chest print tee.	VA0000671559	1994

Mykonos : tunic sweater.	VA0000671147	1994

Mykonos.	VA0000671171	1994

Nantucket signature print : no. BLUM4391.	VAu000624335	2004

Native cardigan.	VA0000430866	1990

Native hands chest print.	VA0000432387	1990

Native hands.	VA0000425575	1990

Native tunic.	VA0000430867	1990

Natural elements pocket print.	VA0000404618	1990

Natural elements.	VA0000404625	1990

Natural floral : [no. 5118]	VAu000588087	2003

Naturals patt. cardigan.	VA0000648793	1994

Navy ground knit print (NKP)	VA0000871619	1997

Near east floral print.	VAu000438939	1998

Nepal bold stripe cardigan : no. 026056.	VA0000560532	1993

Nepal cable mock tunic : no. 026054.	VA0000560535	1993

Nepal embroidered sweater : no. 026053.	VA0000560533	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Nepal large print : no. 023025.	VA0000560549	1993

Nepal mini print : no. 023047.	VA0000560548	1993

Nepal multipattern tunic : no. 026060.	VA0000560536	1993

Nepal shawl collar cardigan : no. 026057.	VA0000560534	1993

Nepal stripe vest : no. 026059.	VA0000560531	1993

New leaf.	VA0000355818	1989

Night vision.	VA0000513251	1992

No. CIMU3176 print beaded skirt.	VAu000571354	2003

No. CIMU6591.	VAu000571353	2003

No. SOMU6655, printed sweater.	VAu000571367	2003

No. SOMU6707.	VAu000554809	2002

Nomad handknit rug tunic.	VA0000441914	1990

Nomad magnified square.	VA0000442520	1990

Nomad pattern cardigan.	VA0000441905	1990

Nordic cardigan.	VA0000406375	1990

Nordic multi tunic.	VA0000518370	1992

North country “check print.”	VA0000689326	1995

North country fairisle : no. 636348.	VA0000689324	1995

North seas cardigan.	VA0000518372	1992

North seas coat sweater.	VA0000518356	1992

North Star roll neck.	VA0000518368	1992

Northern lights.	VAu000571362	2003

Novelty cardigan : no. 086360.	VAu000453356	1999

Novelty cardigan : No. SOMU6731.	VAu000554807	2002

Novelty cardigan : style no. 646687.	VA0000871626	1997

Novelty cardigan : style no. 686106.	VAu000438912	1998

Novelty cardigan : style no. 706113.	VAu000438943	1998

Novelty quilted jacket : no. SOMU8109.	VAu000598752	2003

Novelty striped mock tunic : no. 286404.	VAu000476302	1999

Novelty sweater vest : style no. 686104.	VAu000438913	1998

Novelty sweater vest : style no. 756127.	VAu000438934	1998

Novelty tree cardigan : no. 286402.	VAu000480571	1999

Novelty vest : no. 086361.	VAu000453359	1999

Novelty vest : style no. 706114.	VAu000438941	1998

Novelty wool sweater : No. SOMU6727.	VAu000554806	2002

SEGRETS, INC.
Title	Registration No.	Year of Registration
Novelty zip L/S shirt.	VA0000871639	1997

Nutcracker intarsia.	VA0000518354	1992

Oak leaves.	VA0000404641	1990

Oasis camel print.	VA0000541533	1992

Oasis camel stripe l/s polo : no. 470550.	VA0000556602	1992

Oasis cardigan w/embroidered back.	VA0000543103	1992

Oasis chest print tee.	VA0000541534	1992

Oasis palm print.	VA0000541531	1992

Oasis sweatshirt with print : no. 418550.	VA0000556598	1992

Oasis tropical : no. 2178, 3068, 6764.	VAu000588114	2003

Ocean primitive floral : no. BLMU2230.	VAu000598740	2003

Odette : Hol’06—evening allure.	VAu000691346	2006

Ombre stripe.	VAu000571352	2003

On the move—“ETH” ethnic print.	VA0000604975	1993

On the move—BLP graphic chestprint-blockprint.	VA0000604976	1993

ONM—On the move print.	VA0000604978	1993

ONT—On the move chestprint.	VA0000604977	1993

Open forest.	VA0000384321	1989

Optic puzzle sweater.	VA0000518352	1992

Orange grove tropical print.	VAu000574754	2001

Origins—multi stripe tunic : no. 176155.	VA0000604941	1993

Origins—stripe vest : no. 176157.	VA0000604943	1993

Ornament tunic.	VA0000518358	1992

Ornaments chenille nouveau tunic.	VA0000518373	1992

Ornaments mohair intarsia tunic.	VA0000518360	1992

Ornaments multi-textured tunic.	VA0000518359	1992

Ornaments print.	VA0000517836	1992

Out of blue—“BLF” blue flower print.	VA0000604924	1993

Out of the blue—blue flower sweater : no. 156139.	VA0000604940	1993

Out of the blue—chambray & embroidery top : no. 154028.	VA0000604939	1993

Out of the blue—multi pattern cardigan : no. 156138.	VA0000604925	1993

Out of the blue—PIB paint it blue chestprint : no. 154050.	VA0000604938	1993

Outback mock tunic.	VA0000648765	1994

Outline batik.	VAu000585303	2003

Pacific primaries chest print.	VA0000515575	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Pacific primaries polo shirt w/patch print.	VA0000520413	1992

Pacific primaries print.	VA0000520515	1992

Pacific primaries sheeting print.	VA0000520516	1992

Pacific primaries tropical chest print tank.	VA0000515572	1992

Painted Desert chest print tee.	VA0000522646	1992

Painted Desert knit top with pocket print.	VA0000522654	1992

Painted Desert print.	VA0000522653	1992

Painted Desert sheeting print.	VA0000522647	1992

Painted desert tunic sweater.	VA0000523319	1992

Painted Desert washed fleece print.	VA0000522655	1992

Painted flowers : Bridge-cosmos sonata : no. SP’06.	VAu000665007	2005

Painted flowers print : no. CIMU8165, 3211.	VAu000594997	2003

Painted herbal : Herb garden : no. SP’06.	VAu000664995	2005

Painted palms : Summer’06-Indigo Isle.	VAu000681343	2005

Painted stripe : SP’06-bridge—Amalfi Coast : Cosmos sonata.	VAu000664989	2005

Paisley : no. 2225, 6556.	VAu000588103	2003

Paisley border print.	VAu000554793	2002

Paisley cardigan.	VA0000648796	1994

Palapa party signature print : no. BLMU4528.	VAu000624338	2004

Paprika batik.	VAu000585294	2003

Passage to India vest : no. 426250.	VA0000674165	1994

Patchwork border : no. SOMU3098.	VAu000574722	2002

Patchwork cardigan : no. 046073.	VA0000560543	1993

Patchwork cardigan : no. 126380.	VAu000463457	1999

Patchwork mock : no. 046074.	VA0000560539	1993

Patchwork quilt chest print.	VA0000355816	1989

Patchwork quilt.	VA0000355813	1989

Pathfinders rollneck jacq. sweater : no. 066082.	VA0000560542	1993

Pathfinders star print : no. 061505.	VA0000560547	1993

Patio greens signature print : no. SOMU4309.	VAu000624332	2004

Pattern raglan V-neck : no. 656724.	VA0000871635	1997

Pattern tunic.	VA0000648784	1994

Pattern zip cardigan : style no. 656720.	VA0000871634	1997

PCD—Play it cool dress patch.	VA0000604980	1993

PCT—Play it cool tunic : no. 204097.	VA0000604983	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Peacock : Sp’06-Bridge-R-Amalfi Coast.	VAu000681354	2005

Peleuche jacquard sweater : no. 276391.	VAu000480574	1999

Pelushe cardigan : no. 126378.	VAu000463453	1999

Peonies : no. SOMU2167.	VAu000574735	2002

People vest with embroidery : no. 626339.	VA0000689315	1995

Petite batik.	VAu000585293	2003

Petite floral print.	VAu000494554	2000

Petite flower cardigan.	VA0000406385	1989

Petite flower.	VA0000366595	1989

Picnic back patch : no. 512620.	VA0000556509	1992

Picnic basket tunic.	VA0000538803	1992

Picnic cardigan.	VA0000538802	1992

Picnic check print.	VA0000537871	1992

Picnic embroidered tunic top.	VA0000538804	1992

Picnic l/s embroid. chambray.	VA0000537872	1992

Picnic s/s top w/print.	VA0000537870	1992

Picnic stripe print : style no. 489629.	VA0000556506	1992

Pineapple chest print.	VA0000432385	1990

Pinstripe floral print.	VAu000554798	2002

Placed floral print.	VAu000533529	2001

Play it cool—BIR birdland print.	VA0000604981	1993

Play it cool—CCH cool check print.	VA0000604984	1993

Play it cool—FBC fish/bird chestprint.	VA0000604982	1993

Play it cool—PCC—play it cool chestprint.	VA0000604979	1993

Play it cool—PLT playwear tunic print : no. 204062.	VA0000604985	1993

Pointelle cardigan.	VA0000648798	1994

Pomegranate floral : no. 2184, 3119, 6618.	VAu000588112	2003

Pool party floral : no. SOMU2166.	VAu000574713	2002

Poolside print.	VAu000494579	2000

Porcelaine floral : no. BLMU5105,7041.	VAu000594995	2003

Pottery floral : no. BLMU2139.	VAu000574721	2002

Prairie floral print : no. [BLMU2142]	VAu000575236	2002

Pressed flowers.	VAu000524607	2002

Primitive chic sweater : no. CIMU 6596.	VAu000571339	2003

Primitive fish chest print : style no. 408920.	VA0000556466	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Primitive fish print : no. 152929.	VA0000556467	1992

Primitive patterns cardigan : no. 126134.	VA0000604936	1993

Primitive patterns embroidery with beads : no. 124022.	VA0000604937	1993

Primitive patterns print—PRP.	VA0000604935	1993

Primitive plaid.	VA0000330706	1988

Primitive print tunic tee.	VA0000523316	1992

Primitives chest print tee.	VA0000522643	1992

Primitives emb. nylon jacket with mask print on back.	VA0000523317	1992

Primitives mask print.	VA0000522644	1992

Primitives stripe print.	VA0000522642	1992

Primitives three mask print.	VA0000522641	1992

Print, floating flower.	VAu000533531	2001

Printed fleece hooded jacket : no. 288523.	VAu000480570	1999

Printed fleece jacket : no. 128517.	VAu000453365	1999

Printed fleece jacket : no. 278521.	VAu000480576	1999

Printed fleece jacket : no. 328525.	VAu000481827	1999

Printed fleece jacket : style no. 658569.	VA0000871631	1997

Printed flower cardigan : style no. 166221.	VAu000438925	1998

Printed pointelle cardigan.	VAu000616197	2003

Printed sweater : no. SOMU6714.	VAu000574731	2002

Printed sweater : no. SOMU6797.	VAu000574730	2002

Printed sweater.	VAu000554795	2002

Prism print : no. SOMU2260.	VAu000598748	2003

Prism tunic.	VA0000518378	1992

Pullover V-neck vest.	VA0000648786	1994

Purple leaves print (PLV)	VA0000871642	1997

Quiet skies boucle pullover : no. 136498.	VA0000777526	1996

Quiet skies cardigan : no. 136494.	VA0000777524	1996

Quiet skies fairisle vest : no. 136493.	VA0000777523	1996

Quiet skies print.	VA0000777521	1996

Quiet skies pullover : no. 136495.	VA0000777525	1996

Quiet skies vest : no. 136492.	VA0000777522	1996

Radish handknit.	VA0000406378	1990

Radish pocket/chest print.	VA0000404637	1990

Rainforest cardigan.	VA0000441911	1990

SEGRETS, INC.
Title	Registration No.	Year of Registration
Rainforest leaf intarsia.	VA0000441913	1990

Raining leaves : Hol’06—exotic island.	VAu000691348	2006

Raku print.	VAu000533528	2001

Ranch chenille jacquard V-neck sweater : no. 196232.	VAu000453353	1999

Reeds : Hol’06—exotic island.	VAu000691344	2006

Reef floral : no. SOMU5093.	VAu000574727	2002

Regatta floral print.	VAu000575234	2002

Reindeer pullover sweater : no. 286400.	VAu000480573	1999

Renaissance cardigan : style no. 636716.	VA0000871641	1997

Rendezvous diamond cardigan : no. 506078.	VAu000430176	1998

Rendezvous l/s neck embroidered top : no. 504026.	VAu000430177	1998

Rendezvous multi pattern cardigan : no. 506071.	VAu000430173	1998

Rendezvous multi pattern rollneck : no. 506075.	VAu000430175	1998

Rendezvous printed fleece : no. 508507.	VAu000430182	1998

Rendezvous sculpted fleece : no. 504007.	VAu000430181	1998

Rendezvous tree sweater vest : no. 506074.	VAu000430174	1998

Resort floral print.	VAu000481824	1999

Reversible vest w/art on back.	VA0000520397	1992

Rib V-neck tunic.	VA0000648767	1994

Ribbon & bead cardigan.	VA0000648787	1994

Rio bird patch print.	VA0000517842	1992

Rio cardigan with back art.	VA0000517839	1992

Rio chest print tee.	VA0000517840	1992

Rio chest print tunic.	VA0000517843	1992

Rio print.	VA0000517841	1992

Rio sunrise print.	VA0000517832	1992

Ripple stripe : Hol’06—selects.	VAu000691358	2006

River geo.	VAu000571333	2003

Riviera floral.	VAu000585302	2003

Romantic floral print.	VAu000485074	2000

Room with a view.	VA0000506040	1991

Route 66 multi-pattern crew neck : style no. 736035.	VA0000550656	1993

Route 66 Navajo print : style no. 738032.	VA0000550395	1993

Route 66 stripe cardigan : style no. 736034.	VA0000550654	1993

Route 66 tunic sweater : style no. 736032.	VA0000550655	1993

SEGRETS, INC.
Title	Registration No.	Year of Registration
Rows of flowers print.	VAu000554810	2002

Rows of flowers.	VA0000369097	1989

Rustic layers : Hol’06—rustic retreat.	VAu000691356	2006

Rustica cardigan : no. 096479.	VA0000777512	1996

Rustica chest print.	VA0000777511	1996

Rustica floral print.	VA0000777510	1996

Rustica vest : no. 096480.	VA0000777513	1996

S/s chest embroidered top : style no. 754130.	VAu000450248	1999

S/s embroidered mesh top : style no. 754128.	VAu000450243	1999

S/S multi pattern cardigan : no. 736402.	VA0000762244	1995

S/S multi pattern cardigan : style no. 776140.	VAu000438930	1998

S/S novelty sweater : style no. 706112.	VAu000438942	1998

S/S printed tee : style no. 154021.	VAu000438928	1998

S/S tee with embroidery.	VA0000648795	1994

Saddle stripe.	VAu000571380	2003

Sahara embroidered vest : no. 396591.	VA0000813915	1996

Sahara print : no. SHR.	VA0000813913	1996

Sahara textured cardigan.	VA0000406382	1990

Sail away—“BBT” blue batik print.	VA0000604991	1993

Sail away—chest print tunic tee : no. 194062.	VA0000604994	1993

Sail away—SAC sail boat chestprint.	VA0000604992	1993

Sail away—SAW sail away chestprint.	VA0000604993	1993

Sailboat cardigan.	VA0000506431	1991

Sailboat yellow.	VA0000506039	1991

Sailor stripe : Bridge, elegant eve : no. SP’06.	VAu000665009	2005

Saltwater floral print.	VAu000533533	2001

Samoa floral print.	VAu000438920	1998

Sand dollars : Hol’06—rustic retreat.	VAu000691355	2006

Sand dollars print.	VAu000554801	2002

Sand dollars.	VAu000720290	2006

Santa Fe floral.	VAu000585298	2003

Scallops : Summer’06-Selects wholesale.	VAu000681352	2005

Scandinavian leaf : Fall ‘06—graphic designer-W.	VAu000680528	2006

Scandinavian sky : Fall ‘06—cool collage-W.	VAu000680530	2006

Scattered leaf.	VA0000406381	1990

SEGRETS, INC.
Title	Registration No.	Year of Registration
Scattered leaves.	VA0000355817	1989

Scattered star.	VA0000425584	1990

School of fish : Ivory Coast : no. SP’06.	VAu000664991	2005

Scroll floral : no. 6544.	VAu000588100	2003

Sea fan : Essentials : no. SP’06.	VAu000665001	2005

Seabreeze floral : no. SOMU3101.	VAu000574728	2002

Seascape print.	VAu000485073	2000

Seascape.	VA0000404628	1990

Seaside check cardigan.	VA0000506432	1991

Seaside check multi.	VA0000506050	1991

Seaside print.	VA0000506035	1991

Seaside village print.	VA0000556503	1992

Serendipity.	VAu000585307	2003

Serenghetti.	VA0000506041	1991

Serenity floral : no. BLMU2157.	VAu000574724	2002

Serenity flower : no. SIMU2557, 4350, 7507.	VAu000595000	2003

Seychelles floral : Hol’06—Seychelles.	VAu000691350	2006

Shades of grey : multi pattern tunic.	VA0000671146	1994

Shades of grey : X-striped tunic.	VA0000671152	1994

Shadow cardigan : no. 016026.	VA0000560540	1993

Shadow floral : no. 2233, 3154, 5131 ... [et al.]	VAu000588101	2003

Shadow play.	VA0000425586	1990

Shadowlands “SHF”.	VA0000698527	1995

Shadowlands SS top with print : no. 534024.	VA0000698528	1995

Shadowlands, vest : no. 536294.	VA0000698531	1995

Shadowlands, V-neck sweater : no. 536292.	VA0000698530	1995

Shadowplay.	VA0000430873	1990

Sheer embroidered blouse : style no. 75578.	VAu000450478	1999

Sheer embroidered blouse : style no. 775782.	VAu000450249	1999

Shell seekers crochet shell vest : no. 486257.	VA0000674152	1994

Shell seekers mesh tunic : no. 486258.	VA0000674153	1994

Shell seekers seashell print.	VA0000674154	1994

Sherpa collage print : no. BLMU4131.	VAu000524603	2002

Shockwave bodysuit with chest print.	VA0000541570	1992

Shockwave print tunic tee : [no. 499680]	VA0000550754	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Shockwave print.	VA0000541569	1992

Short sleeve embroidered pullover.	VAu000616195	2003

Short sleeved top with print & embroidery.	VA0000674160	1994

Short sleeved top with print.	VA0000674175	1994

Sierra embroidered henley top.	VA0000522634	1992

Sierra multi-textured sweater.	VA0000523311	1992

Sierra pattern tunic sweater.	VA0000523302	1992

Sierra print.	VA0000522635	1992

Sierra solid textured cardigan.	VA0000523308	1992

Sierra top with print.	VA0000522633	1992

Sierra V-neck cardigan.	VA0000523310	1992

Sign language boxes.	VA0000511396	1991

Sign language chest print.	VA0000511398	1991

Sign language stripe.	VA0000511402	1991

Sign language.	VA0000511397	1991

Signature print tank : no. CIMU4110.	VAu000595006	2003

Sigrid dot : Bridge, elegant eve : no. SP’06 : Cosmos sonata.	VAu000665010	2005

Silk/nylon multiprint 34 sleeve intarsia sweater : style no. CIMU6250.	VAu000533539	2001

Sketchbook chest print.	VA0000762299	1995

Sketchbook crazy cardigan : no. 786440.	VA0000762294	1995

Sketchbook crochet vest : no. 786438.	VA0000762295	1995

Sketchbook knit print (SBS)	VA0000762292	1995

Sketchbook print.	VA0000762293	1995

Skyfan.	VA0000330710	1988

Skylight print.	VA0000513242	1992

Skyline Nordic bright V-neck : no. 696785.	VA0000876784	1997

Skyline pattern zip vest : no. 696782.	VA0000876785	1997

Skyline printed fleece jacket : no. 698533.	VA0000876783	1997

Skyline zip fleece vest w/emb. : no. 694840.	VA0000876782	1997

Skyline zip front deer vest : no. 696786.	VA0000876786	1997

Skyline zip pattern cardigan : no. 696788.	VA0000876781	1997

Sleeveless emb. twill dress : style no. 167336.	VAu000450240	1999

Small Havana print.	VAu000430184	1998

Small paisley print.	VAu000591530	2002

SEGRETS, INC.
Title	Registration No.	Year of Registration
Small radishes.	VA0000404638	1990

Small sunburst print.	VA0000517831	1992

SNC—sundance print : no. 234041.	VA0000604986	1993

Snowbird.	VA0000406383	1989

Snowflake cardigan : no. 326414.	VAu000481828	1999

Snowflake tunic.	VA0000518371	1992

Snowflake vest : no. 626344.	VA0000689319	1995

So blue cruise floral pattern sweater : no. 116096.	VAu000430154	1998

So blue fall 1 jacquard chenille cardigan : no. 066999.	VAu000398809	1998

So blue fall 2 jacquard V-neck cardigan : no. 076001.	VAu000439821	1998

So blue holiday novelty cardigan : no. 106093.	VAu000430156	1998

So blue jacquard stripe cardigan : no. 086990.	VAu000398810	1998

So blue sea floral.	VAu000438927	1998

So blue winter snowflake jacquard V-neck : no. 096007.	VAu000430155	1998

Soft mosaic : no. BLMU4067.	VAu000574729	2002

Soft shadows tunic : no. 016029.	VA0000560541	1993

Soft tweeds jacquard turtleneck : no. 666745.	VA0000876760	1997

Soft tweeds multi-patt. cardigan : no. 666746.	VA0000876771	1997

Soft tweeds novelty intarsia vest : no. 666741.	VA0000876773	1997

Soft tweeds snowflake tunic : no. 666748.	VA0000876772	1997

SOMU5111.	VAu000588076	2003

SOMU6576.	VAu000594989	2003

SOMU6621.	VAu000588077	2003

SOMU6623.	VAu000588075	2003

SOMU6639.	VAu000588073	2003

SOMU6640.	VAu000588074	2003

SOMU6642.	VAu000588079	2003

SOMU6894.	VAu000581530	2002

SOMU8116.	VAu000594982	2003

Sonora cardigan : no. 696389.	VA0000762245	1995

Sonora print.	VA0000764300	1995

Sonora solid vest with embroidery : no. 695338.	VA0000762027	1995

Sonora vest with embroidery : no. 696390.	VA0000762291	1995

Sorbet.	VA0000506043	1991

Sorrento sun signature print.	VAu000640664	2004

SEGRETS, INC.
Title	Registration No.	Year of Registration
South of France tunic.	VA0000506046	1991

South Seas chestprint.	VA0000982236	1991

South seas.	VA0000472031	1991

Spa geo : no. BLMU4183.	VAu000574738	2002

Spice Islands cardigan : no. 606334.	VA0000698517	1995

Spice Islands print, “SPI”.	VA0000698518	1995

Spice Islands, diamond spice print “DSP”.	VA0000698519	1995

Spice Islands, multipattern rug tunic sweater : no. 606299.	VA0000698520	1995

Spice Islands, tunic sweater : no. 606298.	VA0000698521	1995

Spirit rollneck.	VA0000518375	1992

Spotted floral print : no. CIMU2306, 6737, 7127.	VAu000595007	2003

Spring fever cardigan : no. 146153.	VA0000604927	1993

Spring fever tunic : no. 146152.	VA0000604974	1993

Spring fling : SP’06-Essentials.	VAu000681338	2005

Spring picnic cardigan : no. 466628.	VA0000813933	1996

Spring picnic print : no. SPP.	VA0000813936	1996

Spring picnic vest : no. 466631.	VA0000813934	1996

SPS—spring spirit print.	VA0000604928	1993

Squares and cables pullover.	VA0000441910	1990

Squash blosom.	VAu000571365	2003

St. Barth’s signature print : no. BLUM4365.	VAu000624334	2004

St. Tropez chest print tee with embroidery : no. 214874.	VAu000432569	1998

St. Tropez embroidered sweater vest : no. 216914.	VAu000432575	1998

St. Tropez French floral print.	VAu000398140	1998

St. Tropez pointelle novelty cardigan : no. 216913.	VAu000398148	1998

Stairstep.	VA0000425579	1990

Starburst embroidery.	VAu000554794	2002

Starburst tunic.	VA0000518363	1992

Starflight chest print.	VA0000330704	1988

Starflight.	VA0000330708	1988

Starflower print.	VA0000517834	1992

Starflowers print : no. MIMU2929/3974.	VAu000594999	2003

Starflowers print.	VAu000554803	2002

Step pattern.	VA0000511394	1991

Streaked floral.	VAu000571376	2003

SEGRETS, INC.
Title	Registration No.	Year of Registration
Street scene cardigan : style no. 626675.	VA0000871615	1997

Street scene floral (STF)	VA0000871617	1997

Stretch jacquard pant : no. CIMU 2253.	VAu000571341	2003

Stripe tunic.	VA0000648782	1994

Striped block print.	VAu000574752	2001

Striped cardigan.	VA0000674166	1994

Sumatra cardigan : no. 236923.	VAu000432574	1998

Sumatra multi pattern cardigan : no. 236918.	VAu000398147	1998

Sumatra neck embroidered tee : no. 234906.	VAu000398136	1998

Sumatra pattern sweater vest : no. 236923.	VAu000398146	1998

Sumatra.	VAu000398139	1998

Summer blooms.	VA0000330571	1988

Summer fields : [no. 4210, 2174, 4223]	VAu000588081	2003

Summer flowers print.	VAu000571132	2002

Summer leaves print.	VAu000571134	2002

Summer solstice.	VA0000513250	1992

Summer time cardigan : no. 486643.	VA0000813932	1996

Summer vines : [no. 4201, 4203, 5071]	VAu000588091	2003

Summer waves.	VAu000640655	2004

Summertime “apples and plums print” : no. AAP.	VA0000813931	1996

Summertime vest : no. 486642.	VA0000813930	1996

Sun fruit signature print : no. SOMU4310.	VAu000624333	2004

Sun tunic.	VA0000406371	1990

Sunburst colorblock card.	VA0000518366	1992

Sunburst colorblock patch tunic.	VA0000519406	1992

Sunburst L/S top w/print.	VA0000517837	1992

Sunburst multi tunic.	VA0000518362	1992

Sunburst print.	VA0000517830	1992

Sunburst s/s top w/print.	VA0000518365	1992

Suncheck.	VA0000397816	1990

Sundance embroidered tunic : no. 4290.	VA0000604987	1993

Sundance s/s top with print & embroidery : no. 234024.	VA0000604990	1993

Sundance tunic : no. 236158.	VA0000604988	1993

Sundance—patchwork crochet cardigan : no. 236159.	VA0000604989	1993

Sunflower seeds.	VA0000404634	1990

SEGRETS, INC.
Title	Registration No.	Year of Registration
Sunprint chest print.	VA0000397810	1990

Sunprint.	VA0000397817	1990

Sunrise : Summer’06-Fresh air active-W : Selects-R.	VAu000681347	2005

Sunset batik.	VAu000585292	2003

Sunspots print : no. SOMU2262, SOMU3146, SOMU7093, SOMU8104.	VAu000598751	2003

Sunspots.	VA0000366594	1989

Sunspots.	VA0000366598	1989

Sunstripe print knit top.	VA0000581018	1993

Sunstripe.	VA0000397818	1990

Sunwheel.	VAu000640656	2004

Surf print.	VAu000494576	2000

Surfside floral : no. BLMU1023, BLMU2223, BLMU8123.	VAu000598737	2003

Sweater with whip-stitch : no. BLMU6619.	VAu000524604	2002

Sweet gardenia signature print : no. CIMU5238.	VAu000624340	2004

Sweet gardenia signature stripe : no. CIMU8256/7159/2404.	VAu000624339	2004

Sweet mosaic print : no. SOMU2253.	VAu000598749	2003

Sweet spirit paisley print : no. SOMU2252, SOMU3154, SOMU3158 ... [et al.]	VAu000598750	2003

Swimmers print.	VA0000541539	1992

Tahiti sailing chest print : no. 408606.	VA0000556071	1992

Tahiti sunset chest print.	VA0000541566	1992

Tahiti sunset knit print.	VA0000541541	1992

Tahiti sunset print tunic tee : no. [454600]	VA0000581466	1992

Tahiti sunset printed stripe tee : no. 480600.	VA0000556595	1992

Tahiti sunset sheeting print.	VA0000541532	1992

Tahiti sunset solid pullover with print : no. 426600.	VA0000556596	1992

Tahiti triangle chest print.	VA0000541567	1992

Tapa : Summer’06-Selects-R.	VAu000681340	2005

Tapa bird.	VA0000674171	1994

Tape yarn embroidered cardigan : no. 666477.	VAu000485072	2000

Tapestries : multi pattern.	VA0000671169	1994

Tapestries : tunic sweater.	VA0000671167	1994

Tapestries : windowpane cardigan.	VA0000671168	1994

Tapestry fern.	VAu000571337	2003

SEGRETS, INC.
Title	Registration No.	Year of Registration
Tatami check : no. 2227.	VAu000588109	2003

Tattoo flowers print : no. MIMU461.	VAu000594987	2003

Tea floral.	VAu000571342	2003

Tee time chest print tee style : no. 784018.	VA0000556600	1993

Tee time print : no. 781003.	VA0000556603	1993

Tee time striped print : no. 781505.	VA0000556601	1993

Tee time sweatshirt w/print style : no. 784006.	VA0000556597	1993

Tee with patch print.	VA0000581027	1993

Telluride chest print pullover.	VA0000517844	1992

Telluride chestprint tee.	VA0000517848	1992

Telluride sweater.	VA0000518355	1992

Terra border print.	VAu000438923	1998

Terra floral print.	VAu000438924	1998

Terrace garden print : no. 103909.	VA0000556605	1992

Textural plaid.	VAu000571334	2003

Textured dot print.	VAu000571123	2002

Textured floral.	VAu000585308	2003

Textured ombre.	VAu000585305	2003

Textured paisley.	VAu000571355	2003

Textured sweater tee : style no. 766181.	VAu000438918	1998

Three sun tunic.	VA0000518367	1992

Thunderbird chestprint.	VA0000395369	1990

Ticking stripe : no. BLMU4324.	VAu000598743	2003

Tiger lilies : no. CIMU2228.	VAu000574748	2002

Tile floral : SP’06-bridge—Amalfi Coast : Cosmos sonata.	VAu000664990	2005

Tile floral sweater print : no. CIMU6374.	VAu000524610	2002

Tinted floral print.	VAu000533541	2001

Tiny acorns.	VA0000404639	1990

Tiny tiles.	VAu000571371	2003

Tivoli bird.	VA0000430872	1990

Tivoli Garden.	VA0000425577	1990

Tivoli.	VA0000425576	1990

Tonal floral print.	VAu000481831	1999

Top with beads & embroidery.	VA0000674168	1994

Top with embroidery & buttons.	VA0000674167	1994

SEGRETS, INC.
Title	Registration No.	Year of Registration
Toucan print chest print.	VA0000506036	1991

Toucan print.	VA0000506030	1991

Toucans print : [no. 741503]	VA0000556462	1993

Tranquility scroll print.	VAu000485075	2000

Transatlantic chest print.	VA0000762247	1995

Transatlantic print.	VA0000762246	1995

Transatlantic vest : no. 706418.	VA0000762248	1995

Tree bark print.	VAu000554797	2002

Trellis floral print.	VAu000533530	2001

Trellis.	VA0000457907	1991

Tres today jacquard : no. CIMU2299.	VAu000594994	2003

Triangle T-neck sweater.	VA0000518351	1992

Triangles with border.	VA0000441906	1990

Tribal cloth.	VA0000404626	1990

Tribal cloth.	VA0000425583	1990

Tri-color floral : no. SIMU4338, 4371.	VAu000595001	2003

Tropical floral batik.	VAu000554800	2002

Tropical flower.	VA0000397820	1990

Tropical garden.	VA0000397819	1990

Tropical nights—bicolor floral print.	VAu000457874	1999

Tropical nights—evening floral print.	VAu000457873	1999

Tropical punch cardigan : no. 716801.	VA0000876765	1997

Tropical punch chest print emb. tee : no. 714842.	VA0000876767	1997

Tropical punch intarsia vest : no. 716800.	VA0000876766	1997

Tropical punch knit print : no. TPP.	VA0000876763	1997

Tropical punch print : no. TRP.	VA0000876764	1997

Tropical reef print chest print.	VA0000511400	1991

Tropical reef print.	VA0000506034	1991

Tropical vines print.	VAu000575235	2002

Tunic length vest.	VA0000648766	1994

Tunic with embroidery.	VA0000581032	1993

Tweed v-neck cardigan : no. 106371.	VAu000463455	1999

Twilight cardigan : no. 146472.	VA0000777529	1996

Twilight print.	VA0000777527	1996

Twilight vest with embroidery : no. 146470.	VA0000777528	1996

SEGRETS, INC.
Title	Registration No.	Year of Registration
Twilight zip front vest : no. 146477.	VA0000777534	1996

Two leaves : Summer’06-Selects wholesale.	VAu000681351	2005

Two tone tiles print.	VAu000606922	2003

Valencia embroidered neck top.	VA0000513246	1992

Venice cardigan : style no. 696007.	VA0000550659	1993

Verandah cardigan : no. 736400.	VA0000767565	1995

Verandah.	VA0000762249	1995

Verano border.	VAu000640653	2004

Verano.	VAu000640657	2004

Vertical strip vest.	VA0000648785	1994

Vest with beads & embroidery.	VA0000648790	1994

Victoria cardigan with embroidery : no. 106458.	VA0000777515	1996

Victoria floral print.	VA0000777514	1996

Villa floral print.	VAu000554796	2002

Villa Medici chenille intarsia : no. 266985.	VAu000398149	1998

Villa Medici multi patern tunic : no. 266971.	VAu000432581	1998

Villa Medici velvet trim cardigan : no. 266974.	VAu000432579	1998

Vineyard leaf cardigan : no. 276941.	VAu000432573	1998

Vineyard multi pattern cardigan : no. 276939.	VAu000432580	1998

Vineyard multi pattern tunic : no. 276937.	VAu000398142	1998

Vineyard plaid cardigan : no. 276936.	VAu000398143	1998

Vineyard printed fleece jacket : no. 278531.	VAu000398138	1998

Vineyard space dye vest : no. 276938.	VAu000398141	1998

Vineyard zig zag pattern sweater : no. 276935.	VAu000432577	1998

Vintage blooms border print : style no. 733435.	VAu000438917	1998

Vintage blooms print.	VAu000438916	1998

Vintage egret : Summer’06-Fresh air active-W : Selects-R.	VAu000681348	2005

Viva samba : no. Y5SP2T035EGS.	VAu000640659	2004

V-neck moon dance tunic : no. 466270.	VA0000674156	1994

Wallpaper floral : no. BLMU2225, BLMU8106.	VAu000598739	2003

Water music print : no. WAM.	VA0000813929	1996

Water music tulip print : no. TUL.	VA0000813928	1996

Watercolor swirl sweater.	VAu000616196	2003

Watercolors L/S cardigan.	VA0000538815	1992

Watercolors landscape print : style no. 324659.	VA0000556510	1992

SEGRETS, INC.
Title	Registration No.	Year of Registration
Watercolors S/S cardigan.	VA0000538809	1992

Watercolors soft dots print : style no. 763659.	VA0000556508	1992

Watercolors trellis stripes print tunic top : style no. 439659.	VA0000556507	1992

Wave geo.	VAu000571377	2003

Wave plaid print.	VAu000524612	2002

Wavelengths.	VAu000640652	2004

Western highways print : no. 733019.	VA0000556469	1993

Whimsical rings print.	VAu000606923	2003

White embroidered and chest print top.	VA0000506029	1991

Wild flowers.	VA0000404642	1990

Wild horse chest print.	VA0000355819	1989

Wildflower print.	VA0000674176	1994

Wildlife print “WIL”.	VA0000698522	1995

Wildlife, animal tunic sweater : no. 616320.	VA0000698525	1995

Wildlife, L/S chestprint tee : no. 614512.	VA0000698526	1995

Wildlife, L/S tunic with art : no. 614510.	VA0000698524	1995

Wildlife, turtle neck stripe tunic sweater : no. 616322.	VA0000698523	1995

Wildwoods cardigan jacket.	VA0000523313	1992

Wildwoods High mock tunic with print.	VA0000522636	1992

Wildwoods large leaf tunic sweater.	VA0000523305	1992

Wildwoods little leaves print.	VA0000522639	1992

Wildwoods multi-pattern rollneck sweater.	VA0000523301	1992

Wildwoods print.	VA0000522637	1992

Winter brights : cardigan.	VA0000671156	1994

Winter brights : crazy quilt vest.	VA0000671143	1994

Winter brights : mohair tunic cardigan.	VA0000671154	1994

Winter brights : multi pattern rollneck.	VA0000671153	1994

Winter brights : tunic sweater.	VA0000671155	1994

Winter crocus : Fall ‘06—Greta’s garden-W.	VAu000680529	2006

Winter garden reverse.	VA0000366599	1989

Winter garden.	VA0000366597	1989

Winter leaf : Hol’06—winter lights.	VAu000691351	2006

Winter pales funnel neck print : no. 664298.	VA0000727888	1995

Winter pales rollneck : no. 666365.	VA0000727889	1995

Winter pales tunic cardigan : no. 666368.	VA0000727890	1995

SEGRETS, INC.
Title	Registration No.	Year of Registration
Winter seeds : Fall ‘06—daylight studio-W.	VAu000680527	2006

Winter suns : Hol’06—selects.	VAu000691359	2006

Witty paisley.	VAu000571375	2003

Wood block floral : no. 2166, 5060, 7035.	VAu000588105	2003

Woodblock : Summer’06-Selects wholesale.	VAu000681350	2005

Woodlands.	VA0000472033	1991

Woodside floral.	VAu000571336	2003

World beat cardigan with collar : no. 156505.	VA0000777536	1996

World beat medallion print.	VA0000777533	1996

World beat pullover : no. 156507.	VA0000777535	1996

World beat stripe.	VA0000777532	1996

World beat twinset cardigan : no. 156501.	VA0000777530	1996

World beat vest : no. 156500.	VA0000777531	1996

Wrap it up joy print.	VA0000581037	1993

Wrap it up multi-pattern T-neck : no. 106114.	VA0000581035	1993

Wrap it up patch.	VA0000581022	1993

Wrap it up scuba neck tunic : no. 106113.	VA0000581036	1993

Young oaks.	VA0000404640	1990

Zen blossom : [no. 2186]	VAu000588094	2003

Zen garden cardigan : no. 716395.	VA0000688727	1995

Zen garden leaves print.	VA0000688729	1995

Zen garden multi-pattern pullover : no. 716398.	VA0000688728	1995

Zen geometric print.	VAu000485076	2000

Zen hem embroidery : no. 2186.	VAu000592270	2003

Zig zag tunic.	VA0000518353	1992

Zinnia.	VAu000585291	2003

Zip jacquard cardigan : No. SOMU6886.	VAu000554805	2002

COPYRIGHT APPLICATIONS
None.

1

INTELLECTUAL PROPERTY LICENSES

Name of Grantor	Name of Agreement	Date of Agreement	Parties to Agreement:
Donna Karan Studio	License Agreement (Trademark), as amended	December 13, 1997 (amended on 01/12/99, 05/17/05 and 4/15/10)	Donna Karan Studio (Licensor) and LC Libra LLC (Operator)

Donna Karan Studio	License Agreement (Retail), as amended	December 13, 1997 (amended on 10/15/99 and 4/15/10)	Donna Karan Studio (Licensor) and LC Libra LLC (Operator)

1

INTELLECTUAL PROPERTY INFRINGEMENTS AND PROCEEDINGS
Claims of Infringement of Intellectual Property Rights of Other Persons
1.	Old Gringo, LLC v. Lucky Brand, Inc., Case No. 11CV0576 (SDCA). Old Gringo claims that Lucky Brand, Inc. (presumably meant to be Lucky Brand Dungarees, Inc.) has violated the Federal Unfair Competition and California Unfair Competition statutes through use of a cowboy boot design that is substantially similar to one of Old Gringo’s designs. This suit was filed on March 23, 2011, but Lucky Brand Dungarees, Inc. has not yet been served.
2.	Kate Spade, LLC received an infringement letter from the Martin and Osa Johnson Safari Museum in late March 2011 claiming that it had infringed the museum’s copyright with a clutch handbag. Kate Spade, LLC has responded to the claim denying the allegations.
3.	During the normal course of business, the Grantors have received several claim letters from third parties to which they always respond. To the extent the Grantors have responded with denials of such claims and have not heard back from these third parties for over two months, such matters have not been disclosed.
Claims of Infringement of Grantors’ Intellectual Property Rights
1.	Juicy Couture, Inc. and Liz Claiborne, Inc. v. Designer Fragrances, Inc., Case No. 2:11-cv-10180 (EDMI). This action for trademark and trade dress infringement in connection with fragrances was recently filed. An answer is due April 8, 2011.
2.	Juicy Couture, Inc. v. Jesus Juice Coature, Case No. 11-CV1152 (SDNY). Juicy Couture, Inc. sued Jesus Juice Coature for trademark infringement. Juicy Couture, Inc. is currently negotiating a settlement whereby Jesus Juice Coature will change its company name and trademark to JJC.
3.	Juicy Couture, Inc. sent a cease-and-desist letter to Pamela Skaist-Levy and Gela Nash-Taylor in late March 2011 regarding their applications to register LOVE PAM & GELA and GILDED LOVE PAM & GELA, based on Juicy Couture, Inc.’s trademark LOVE G&P.
4.	Juicy Couture, Inc. and Kate Spade LLC are involved in numerous smaller enforcement actions against online infringers and counterfeiters, as well as instituting actions against domain names that are linked to counterfeit sites. Both companies are also engaged in numerous strategies to thwart the reselling and/or parallel importation of their products to foreign countries by unauthorized distributors.

EXHIBIT H
FIXTURES
I.	Legal description, county and street address of property on which Fixtures are located (by Grantor):
1.	One Claiborne Avenue, North Bergen, NJ 07047 (Hudson county)
II.	Name and Address of Record Owner:
LCI HOLDINGS, INC.
One Claiborne Avenue
North Bergen, New Jersey 07047

H-1

EXHIBIT I
COMMERCIAL TORT CLAIMS
1.	Juicy Couture, Inc. v. Bella International Ltd.; Hong Kong High Court Action No. 1764 of 2008 (Trademark infringement).

2.	Juicy Couture, Inc. and Liz Claiborne, Inc. v. Designer Fragrances, Inc. (2:11-cv-10180) (EDMI) Trademark and Trade Dress Infringement.

3.	Juicy Couture, Inc. v. Jesus Juice Coature, LLC (11-CV-1152) (SDNY) Trademark Infringement.

I-1

EXHIBIT J
AMENDMENT
This Amendment, dated ______ __, ____ is delivered pursuant to Section 4.4 of the Security Agreement referred to below. All defined terms herein shall have the meanings ascribed thereto or incorporated by reference in the Security Agreement. The undersigned hereby certifies that the representations and warranties in Article III of the Security Agreement are and continue to be true and correct. The undersigned further agrees that this Amendment may be attached to that certain Pledge and Security Agreement, dated April 7, 2011, between the undersigned, as the Grantors, and [ ], as the Collateral Agent (the “Security Agreement”), and that the Collateral listed on Schedule I to this Amendment shall be and become a part of the Collateral referred to in said Security Agreement and shall secure all Secured Obligations referred to in said Security Agreement.
_________________________

By:
Name:
Title:

J-1

SCHEDULE I TO AMENDMENT
STOCKS

Percentage of
		Certificate	Number of		Outstanding
Name of Grantor	Issuer	Number(s)	Shares	Class of Stock	Shares

BONDS

Coupon Rate
Name of Grantor	Issuer	Number(s)	Face Amount	(if applicable)	Maturity

GOVERNMENT SECURITIES

Name of Grantor	Issuer	Number	Type	Face Amount	Coupon Rate	Maturity

OTHER SECURITIES OR OTHER INVESTMENT PROPERTY
(CERTIFICATED AND UNCERTIFICATED)

Percentage Ownership
Name of Grantor	Issuer	Description of Collateral	Interest

[Add description of custody accounts or arrangements with securities intermediary, if applicable]

Amendment Sched. I-1

COMMERCIAL TORT CLAIMS

Case Number; Name of
Court where Case was
Name of Grantor	Description of Claim	Parties	Filed

Amendment Sched. I-2

EXHIBIT K
MORTGAGED PROPERTY

Appropriate filing
	Common Name and				office if
Entity of Record	Address	Owned/Leased	Landlord/Tenant	To be mortgaged	applicable)
LCI Holdings, Inc.	One Claiborne Avenue, North Bergen, NJ 07047 or 5901 West Side Avenue North Bergen, New Jersey 07047	Owned	N/A	Yes	Hudson County, NJ, Register of Deeds

K-1

ANNEX I
to the Pledge and Security Agreement
     ASSUMPTION AGREEMENT, dated as of ________________, 20__, made by _____________________ (the “Additional Grantor”), in favor of U.S. Bank National Association, N.A, as collateral agent (in such capacity, the “Collateral Agent”). All capitalized terms not defined herein shall have the meaning ascribed to them in Security Agreement.
W I T N E S S E T H:
     WHEREAS, Liz Claiborne, Inc. (the “Company”), certain subsidiaries of the Company, the Trustee and the Collateral Agent have entered into an Indenture, dated as of April 7, 2011 (as amended, supplemented or otherwise modified from time to time, the “Indenture”);
     WHEREAS, in connection with the Indenture, the Company, and certain of its Subsidiaries (other than the Additional Grantor) have entered into the Security Agreement, dated as of April 7, 2011 (as amended, supplemented or otherwise modified from time to time, the “Security Agreement”) in favor of the Collateral Agent for the ratable benefit of the Secured Parties;
     WHEREAS, the Indenture requires the Additional Grantor to become a party to the Security Agreement; and
     WHEREAS, the Additional Grantor has agreed to execute and deliver this Assumption Agreement in order to become a party to the Security Agreement;
     NOW, THEREFORE, IT IS AGREED:
     (1) Security Agreement. By executing and delivering this Assumption Agreement, the Additional Grantor, as provided in Section 8.16 of the Security Agreement, hereby becomes a party to the Security Agreement as a Grantor thereunder with the same force and effect as if originally named therein as a Grantor and, without limiting the generality of the foregoing, hereby (i) expressly assumes all obligations and liabilities of a Grantor thereunder and (ii) grants a security interest to the Collateral Agent in all Collateral of such Additional Grantor. The information set forth in Annex 1-A hereto is hereby added to the information set forth in the Exhibits to the Security Agreement and the Additional Grantor hereby represents and warrants that such information is true and correct on and as the date hereof.
     (2) Governing Law. THIS ASSUMPTION AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     IN WITNESS WHEREOF, the undersigned has caused this Assumption Agreement to be duly executed and delivered as of the date first above written.

[ADDITIONAL GRANTOR]

By:
Name:
Title:

Annex A-1

Annex 1-A to
Assumption Agreement
Supplement to Exhibit A
Supplement to Exhibit A
Supplement to Exhibit B
Supplement to Exhibit C
Supplement to Exhibit D
Supplement to Exhibit E
Supplement to Exhibit F
Supplement to Exhibit G
Supplement to Exhibit H
Supplement to Exhibit I
Supplement to Exhibit K

Annex 1-A-1

Annex II
[Form of]
PERMITTED ADDITIONAL SECURED PARTY JOINDER
[Name of Permitted Additional Secured Creditor]
[Address of Permitted Additional Secured Creditor]
[Date]
_____________________
[  ], as collateral agent and trustee
[   ]
[Any other Authorized Representative]

     The undersigned is the agent (the “Authorized Representative”) for Persons wishing to become “Permitted Additional Secured Parties” (the “New Secured Parties”) under the Security Agreement dated as of April 7, 2011 (as heretofore amended and/or supplemented, the “Security Agreement” (terms used without definition herein have the meanings assigned thereto in the Security Agreement)) among Liz Claiborne, Inc., the other Grantors party thereto and U.S. Bank National Assocation, as Collateral Agent (the “Collateral Agent”).
     In consideration of the foregoing, the undersigned hereby:
     (i) represents that the Authorized Representative has been authorized by the New Secured Parties to become a party to the Security Agreement and the other Security Documents on behalf of the New Secured Parties under that [DESCRIBE OPERATIVE AGREEMENT] (the “New Secured Obligations”) and to act as the Authorized Representative for the New Secured Parties;
     (ii) acknowledges that the New Secured Parties have received copies of the Security Agreement, the Indenture and each Permitted Additional Pari Passu Debt Document other than those governing the New Secured Obligations;
     (iii) appoints and authorizes the Collateral Agent to take such action as agent on its behalf and on behalf of all other Secured Parties and to exercise such powers under the Security Agreement and the other Security Documents as are delegated to the Collateral Agent by the terms thereof, together with all such powers as are reasonably incidental thereto;
     (iv) accepts and acknowledges the terms of the Security Agreement and the other Security Documents applicable to it and the New Secured Parties and agrees to serve as Authorized Representative for the New Secured Parties with respect to the New Secured Obligations and agrees on its own behalf and on behalf of the New Secured Parties to be bound by the terms thereof applicable to holders of Permitted Additional Pari Passu Obligations, with all the rights and obligations of a Permitted Additional Secured Party thereunder and bound by all the provisions

Annex II-1

thereof as fully as if it had been a Permitted Additional Secured Party on the effective date of the Security Agreement; and
     (v) acknowledges that the New Secured Parties have received a copy of the Intercreditor Agreement and that the security interests granted by the Security Agreement are subject thereto, as provided in Article XII thereof.
     The Collateral Agent, by acknowledging and agreeing to this Permitted Additional Secured Party Joinder, accepts the appointment set forth in clause (ii) above.
     The name and address of the representative for purposes of Article XI of the Security Agreement are as follows:
[name and address of Authorized Representative]
     THIS PERMITTED ADDITIONAL SECURED PARTY JOINDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

Annex II-2

     IN WITNESS WHEREOF, the undersigned has caused this Permitted Additional Secured Party Joinder to be duly executed by its authorized officer as of the ___ day of 20_.

[NAME OF AUTHORIZED REPRESENTATIVE]
By:
Name:
Title:

Acknowledged and Agreed:
U.S. Bank National Association,
as Collateral Agent

By:
Name:
Title:

LIZ CLAIBORNE, INC.

By:
Name:
Title:

Annex II-3

Annex III
THE COLLATERAL AGENT AND
SECURED PARTY ACKNOWLEDGMENTS
     (1) Acknowledgment of Priorities of Security Interests and Liens; Application of Proceeds
     (a) Each of the Secured Parties acknowledges and agrees that, notwithstanding the date or time of the creation or perfection of any Liens securing any of the Secured Obligations under the Security Agreement or the other Security Documents or the date or time at which any Secured Obligations were occurred, all Secured Obligations shall be equally and ratably secured by the Liens of the Security Agreement and the Security Documents on the Collateral and Mortgaged Property securing and all Liens securing any of the Secured Obligations (and any proceeds received from the enforcement of any such Liens) shall be for the equal and ratable benefit of all Secured Parties and shall be applied as provided in clause (c) below. Each Secured Party, by its acceptance of the benefits hereunder and of the Security Documents, agrees for the benefit of the other Secured Parties that, to the extent any additional or substitute collateral, or substitute mortgages for any of the Secured Obligations is delivered by a Grantor to or for the benefit of any Secured Party, such collateral or mortgages shall be subject to the provisions of this clause (a) (it being understood that if a security interest in any Collateral or Mortgaged Property securing any Secured Obligations has been released in accordance with the Secured Documents with respect to some but not all of the Secured Obligations, the holders of such Secured Obligations no longer secured by such Collateral or Mortgaged Property shall not have any rights under the Security Documents to direct any action to be taken with respect to such released Collateral or Mortgaged Property or to receive any proceeds therefrom pursuant to clause (c) below).
     (b) Each of the Secured Parties hereby agrees not to challenge or question in any proceeding the validity or enforceability of any Security Document (in each case as a whole or any term or provision contained therein) or the validity of any Lien or financing statement in favor of the Collateral Agent for the benefit of the Secured Parties as provided in the Security Agreement and the other Security Documents, or the relative priority of any such Lien. Each Secured Party consents to the release of Trust Monies from the Collateral Proceeds Account in accordance with Article 13.08 of the Indenture.
     (c) The proceeds received by the Collateral Agent in respect of any sale of, collection from or other realization upon all or any part of the Collateral or Mortgaged Property under this Security Agreement or any other Security Document (excluding funds deposited with the Trustee or any other Authorized Representative, in such capacities, in connection with any defeasance or discharge of the Indenture or any Permitted Additional Pari Passu Debt Documents, which shall be applied as provided therein) shall be applied, together with any other sums then held by the Collateral Agent pursuant to this Security Agreement or in the Collateral Proceeds Account, promptly by the Collateral Agent as follows:
     FIRST, to the payment of all costs and expenses, liabilities, fees, commissions and taxes paid or payable by the Collateral Agent under this Security Agreement or any Security Document including, without limitation, the costs and expenses of the Collateral Agent and its agents and counsel, and all expenses, liabilities and advances made or incurred by the Collateral Agent in connection therewith;
     SECOND, without duplication of amounts applied pursuant to clause FIRST above, to the payment in full in cash, pro rata, based on the amount of Secured Obligations outstanding under the Indenture and each Permitted Additional Pari Passu Debt Documents and then due and owing to (i) the Trustee to be applied as provided in the Indenture, and (ii) each additional Authorized Representative to be applied as provided in the applicable Permitted Additional Pari Passu

Annex III-1

Debt Document;
     THIRD, unless the Discharge of ABL Obligations shall have occurred, to the ABL Agent; and
     FOURTH, the balance, if any, to such Grantor or as otherwise directed by a court of competent jurisdiction.
     If, despite the provisions of this Security Agreement, any Secured Party shall receive any payment or other recovery in excess of its portion of payments on account of the Secured Obligations to which it is then entitled in accordance with this Security Agreement, such Secured Party shall hold such payment or recovery in trust for the benefit of all Secured Parties for distribution in accordance with this Annex III.
     (2) Enforcement.
      Subject to the Collateral Agent’s rights under Section 8.2 of the Security Agreement, the Required Secured Parties may direct the Collateral Agent in exercising any right or remedy available to the Collateral Agent under this Security Agreement or any Security Document. In the absence of any such instruction, the Collateral Agent may (but shall be under no obligation to) exercise such rights and remedies in any manner that complies with Section 8.2 of the Security Agreement. No Secured Party (other than the Collateral Agent) shall have any individual right to pursue any remedies under the Security Agreement against any Grantor.
     (3) Voting, Etc.
     The holders of a majority in the principal amount of all Secured Obligations voting as a single class shall direct the Collateral Agent in exercising any right, power, discretionary duty or other remedy available to the Collateral Agent under this Security Agreement or any Security Document and the other Secured Parties shall not have a right to take any actions with respect to the Collateral. If the Collateral Agent shall not have received appropriate instruction within 10 days of a request therefor from the holders of a majority in the principal amount of all Secured Obligations voting as a single class (or such shorter period as reasonably may be specified in such notice or as may be necessary under the circumstances) it may, but shall be under no duty to, take or refrain from taking such action as it shall deem to be in the best interests of the Secured Parties and the Collateral Agent shall have no liability to any Person for such action or inaction.

Annex III-2

Annex IV
FORM OF NOTICE OF GRANT OF
SECURITY INTEREST IN TRADEMARK RIGHTS
This NOTICE OF GRANT OF SECURITY INTEREST IN TRADEMARK RIGHTS (“Agreement”), effective as of [ ], 2011 is made by [ ], a Delaware corporation (the “Grantor”), in favor of U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) on behalf of the holders of the Notes (as defined below) (the “Holders”) pursuant to an indenture dated April [ ], 2011 (as amended, restated, supplemented or modified from time to time, the “Indenture”) among Liz Claiborne Inc., a Delaware corporation (the “Company”), each Guarantor (as defined in the Indenture), and U.S. Bank National Association, in its capacity as trustee (the “Trustee”), in which the Company has issued to the Holders the [ ]% Senior Secured Notes due 2019 (together with any exchange notes and additional notes, the “Notes”) pursuant to the Indenture.
W I T N E S S E T H :
          WHEREAS, pursuant to the Indenture, the Company has issued to the Holders the Notes upon the terms and subject to the conditions set forth therein;
          WHEREAS, in connection with the Indenture, the Company, the Grantor and the other Guarantors have executed and delivered a Pledge and Security Agreement, dated as of April [ ], 2011, in favor of the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”);
          WHEREAS, the Company and the Grantor may from time to time following the date of the Indenture may incur Permitted Additional Pari Passu Obligations;
          WHEREAS, pursuant to the Pledge and Security Agreement, the Grantor pledged and granted to the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties a continuing security interest in all of its intellectual property, including the Trademarks; and
          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Collateral Agent to enter into the Indenture and the Holders to purchase the Notes, the Grantor agrees, for the benefit of the Collateral Agent and the Secured Parties, as follows:
          SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and Pledge and Security Agreement, as applicable (it being understood that, in the event of any conflict,

Annex IV-1

such terms shall have the meanings provided or provided by reference in the Pledge and Security Agreement).
          SECTION 2. Grant of Security Interest. The Grantor hereby pledges and grants a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Trademarks (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”), to the Collateral Agent for the benefit of the Secured Parties to secure the prompt and complete payment and performance of the Secured Obligations; provided, however, that notwithstanding any of the other provisions set forth in this Agreement, this Agreement shall not constitute a grant of security interest in any application for a Trademark that may be deemed invalidated, canceled or abandoned due to the grant and/or enforcement of such security interest unless and until such time that the grant and/or enforcement of the security interest will not affect the status or validity of such Trademark.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Secured Parties in connection with the Pledge and Security Agreement and is expressly subject to the terms and conditions thereof. The Pledge and Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.
          SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Pledge and Security Agreement, the terms of the Pledge and Security Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.
[Remainder of page intentionally left blank]

Annex IV-2

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers on the date set forth above.

[ ], as the Grantor
By:
Name:
Title:

Annex IV-3

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

Annex IV-4

ACKNOWLEDGMENT OF THE GRANTOR

STATE OF	)
) ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came ______________, who is personally known to me to be the _______________ of [ ], a Delaware corporation; who, being duly sworn, did depose and say that she/he is the ______________ in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

Annex IV-5

ACKNOWLEDGMENT OF COLLATERAL AGENT

STATE OF	)
) ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came _______________, who is personally known to me to be the ___________________ of U.S. Bank National Association; who, being duly sworn, did depose and say that she/he is the _____________________ in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

Annex IV-6

SCHEDULE A

U.S. Trademark Applications

Trademark	Serial Number / Registration Number

U.S. Trademark Registrations

Trademark	Serial Number

Annex IV-7

Annex V
FORM OF NOTICE OF GRANT OF
SECURITY INTEREST IN PATENT RIGHTS
          This NOTICE OF GRANT OF SECURITY INTEREST IN PATENT RIGHTS (“Agreement”), effective as of [ ], 2011 is made by [     ], a Delaware corporation (the “Grantor”), in favor of U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) on behalf of the holders of the Notes (as defined below) (the “Holders”) pursuant to an indenture dated April [ ], 2011 (as amended, restated, supplemented or modified from time to time, the “Indenture”) among Liz Claiborne Inc., a Delaware corporation (the “Company”), each Guarantor (as defined in the Indenture), and U.S. Bank National Association, in its capacity as trustee (the “Trustee”), in which the Company has issued to the Holders the [ ]% Senior Secured Notes due 2019 (together with any exchange notes and additional notes, the “Notes”) pursuant to the Indenture.
W I T N E S S E T H:
          WHEREAS, pursuant to the Indenture, the Company has issued to the Holders the Notes upon the terms and subject to the conditions set forth therein;
          WHEREAS, in connection with the Indenture, the Company, the Grantor and the other Guarantors have executed and delivered a Pledge and Security Agreement, dated as of April [ ], 2011, in favor of the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Pledge and Security Agreement”);
          WHEREAS, the Company and the Grantor may from time to time following the date of the Indenture may incur Permitted Additional Pari Passu Obligations;
          WHEREAS, pursuant to the Pledge and Security Agreement, the Grantor pledged and granted to the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties a continuing security interest in all intellectual property, including the Patents; and
          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Collateral Agent to enter into the Indenture and the Holders to purchase the Notes, the Grantor agrees, for the benefit of the Collateral Agent and the Secured Parties, as follows:
          SECTION 1. Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the (it being understood that, in the event of any conflict, such terms shall have the meanings provided or provided by

Annex V-1

reference in the Pledge and Security Agreement) Indenture and Pledge and Security Agreement.
          SECTION 2. Grant of Security Interest. The Grantor hereby pledges and grants a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Patents (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”), to the Collateral Agent for the benefit of the Collateral Agent and the Secured Parties to secure the prompt and complete payment and performance of the Secured Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Patent and Trademark Office. The security interest granted hereby has been granted to the Secured Parties in connection with the Pledge and Security Agreement and is expressly subject to the terms and conditions thereof. The Pledge and Security Agreement (and all rights and remedies of the Secured Parties thereunder) shall remain in full force and effect in accordance with its terms.
          SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Pledge and Security Agreement, the terms of the Pledge and Security Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.
[Remainder of page intentionally left blank]

Annex V-2

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers on this ___ day of April, 2011.

[ ], as the Grantor
By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:

Annex V-3

ACKNOWLEDGMENT OF THE GRANTOR

STATE OF	)
) ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came ___________________, who is personally known to me to be the ___________________ of [        ], a Delaware corporation; who, being duly sworn, did depose and say that she/he is the _______________________in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

Annex V-4

ACKNOWLEDGMENT OF COLLATERAL AGENT

STATE OF	)
) ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came ___________________, who is personally known to me to be the ___________________ of U.S. Bank National Association; who, being duly sworn, did depose and say that she/he is the _______________________ in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public

(PLACE STAMP AND SEAL ABOVE)

Annex V-5

SCHEDULE A
U.S. Issued Patent and Patent Applications

Patent	Registration or Serial Number

Annex V-6

Annex VI
FORM OF NOTICE OF GRANT OF
SECURITY INTEREST IN COPYRIGHT RIGHTS
This NOTICE OF GRANT OF SECURITY INTEREST IN COPYRIGHT RIGHTS (“Agreement”), effective as of [ ], 2011 is made by [ ], a Delaware corporation (the “Grantor”), in favor of U.S. Bank National Association, as Collateral Agent (the “Collateral Agent”) on behalf of the holders of the Notes (as defined below) (the “Holders”) pursuant to an indenture dated April [ ], 2011 (as amended, restated, supplemented or modified from time to time, the “Indenture”) among Liz Claiborne Inc., a Delaware corporation (the “Company”), each Guarantor (as defined in the Indenture), and U.S. Bank National Association, in its capacity as trustee (the “Trustee”), in which the Company has issued to the Holders the [ ]% Senior Secured Notes due 2019 (together with any exchange notes and additional notes, the “Notes”) pursuant to the Indenture.
W I T N E S S E T H:
          WHEREAS, pursuant to the Indenture, the Company has issued to the Holders the Notes upon the terms and subject to the conditions set forth therein;
          WHEREAS, in connection with the Indenture, the Company, the Grantor and the other Guarantors have executed and delivered a Pledge and Security Agreement, dated as of April [ ], 2011, in favor of the Collateral Agent (as amended, restated, supplemented or other-wise modified from time to time, the “Pledge and Security Agreement”);
          WHEREAS, the Company and the Grantor may from time to time following the date of the Indenture may incur Permitted Additional Pari Passu Obligations;
          WHEREAS, pursuant to the Pledge and Security Agreement, the Grantor pledged and granted to the Collateral Agent for the benefit of the Collateral Agent and the Secured Par-ties a continuing security interest in all of its intellectual property, including the Copyrights; and
          WHEREAS, the Grantor has duly authorized the execution, delivery and performance of this Agreement;
          NOW THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and in order to induce the Collateral Agent to enter into the Indenture and the Holders to purchase the Notes, the Grantor agrees, for the benefit of the Collateral Agent and the Secured Parties, as follows:
          SECTION 1. Definitions. Unless otherwise defined herein or the context other-wise requires, terms used in this Agreement, including its preamble and recitals, have the meanings provided or provided by reference in the Indenture and Pledge and Security Agreement, as applicable (it being understood that, in the event of any conflict,
Annex VI-1

such terms shall have the meanings provided or provided by reference in the Pledge and Security Agreement).
          SECTION 2. Grant of Security Interest. The Grantor hereby pledges and grants a continuing security interest in all of the Grantor’s right, title and interest in, to and under the Copyrights (including, without limitation, those items listed on Schedule A hereto) (collectively, the “Collateral”), to the Collateral Agent for the benefit of the Secured Parties to secure the prompt and complete payment and performance of the Secured Obligations.
          SECTION 3. Purpose. This Agreement has been executed and delivered by the Grantor for the purpose of recording the grant of security interest herein with the United States Copyright Office. The security interest granted hereby has been granted to the Secured Parties in connection with the Pledge and Security Agreement and is expressly subject to the terms and conditions thereof. The Pledge and Security Agreement (and all rights and remedies of the Se-cured Parties thereunder) shall remain in full force and effect in accordance with its terms.
          SECTION 4. Acknowledgment. The Grantor does hereby further acknowledge and affirm that the rights and remedies of the Secured Parties with respect to the security interest in the Collateral granted hereby are more fully set forth in the Indenture and Pledge and Security Agreement, the terms and provisions of which (including the remedies provided for therein) are incorporated by reference herein as if fully set forth herein. In the event of any conflict between the terms of this Agreement and the terms of the Pledge and Security Agreement, the terms of the Pledge and Security Agreement shall govern.
          SECTION 5. Counterparts. This Agreement may be executed in counterparts, each of which will be deemed an original, but all of which together constitute one and the same original.
[Remainder of page intentionally left blank]
Annex VI-2

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers on the date set forth above.

[ ], as the Grantor
By:
Name:
Title:
Annex VI-3

U.S. BANK NATIONAL ASSOCIATION, as Collateral Agent
By:
Name:
Title:
Annex VI-4

ACKNOWLEDGMENT OF THE COMPANY

STATE OF	)
	)	ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came ___________________, who is personally known to me to be the ___________________ of [     ], a Delaware corporation; who, being duly sworn, did depose and say that she/he is the _______________________in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
(PLACE STAMP AND SEAL ABOVE)
Annex VI-5

ACKNOWLEDGMENT OF COLLATERAL AGENT

STATE OF	)
	)	ss
COUNTY OF	)
          On the ____ day of April, 2011, before me personally came ___________________, who is personally known to me to be the ___________________ of U.S. Bank National Association; who, being duly sworn, did depose and say that she/he is the _______________________in such corporation, the corporation described in and which executed the foregoing instrument; that she/he executed and delivered said instrument pursuant to authority given by the Board of Directors of such corporation; and that she/he acknowledged said instrument to be the free act and deed of said corporation.

Notary Public
(PLACE STAMP AND SEAL ABOVE)
Annex VI-6

SCHEDULE
U.S. Copyright Registrations

Name of Grantor	Copyright	Registration Date	Registration Number

Annex VI-7